                                                      OMB APPROVAL

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
   (No. 333-33978)                                                           [X]

   Pre- Effective Amendment No. ___                                          [ ]

   Post-Effective Amendment No. 51                                           [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
   OF 1940 (No. 811-09885)                                                   [X]

   Amendment No. 52                                                          [X]

                        (Check appropriate box or boxes.)

                              JANUS ADVISER SERIES
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado     80206-4805
               (Address of Principal Executive Offices)   (Zip Code)

        Registrant's Telephone Number, including Area Code: 303-333-3863

  Stephanie Grauerholz-Lofton - 151 Detroit Street, Denver, Colorado 80206-4805
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):

     [ ]  immediately upon filing pursuant to paragraph (b)

     [X]  on November 28, 2008 pursuant to paragraph (b)

     [ ]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on (date) pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                 November 28, 2008




                                 GROWTH & CORE
                                   Janus Adviser Balanced Fund
                                   Janus Adviser Contrarian Fund
                                   Janus Adviser Forty Fund
                                   Janus Adviser Fundamental Equity Fund
                                   Janus Adviser Growth and Income Fund
                                   Janus Adviser Large Cap Growth Fund
                                   Janus Adviser Mid Cap Growth Fund
                                   Janus Adviser Orion Fund
                                   Janus Adviser Small-Mid Growth Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes nine portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              Each Fund in this Prospectus currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Balanced Fund.......................     2
  Janus Adviser Contrarian Fund.....................     8
  Janus Adviser Forty Fund..........................    13
  Janus Adviser Fundamental Equity Fund.............    19
  Janus Adviser Growth and Income Fund..............    25
  Janus Adviser Large Cap Growth Fund...............    31
  Janus Adviser Mid Cap Growth Fund.................    37
  Janus Adviser Orion Fund..........................    43
  Janus Adviser Small-Mid Growth Fund...............    47

FEES AND EXPENSES...................................    51

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies.............................    56
  Risks.............................................    60
  Frequently asked questions about certain risks....    61
  General portfolio policies........................    64

MANAGEMENT OF THE FUNDS
  Investment adviser................................    70
  Payments to financial intermediaries by Janus
  Capital or its affiliates.........................    70
  Management expenses...............................    72
  Investment personnel..............................    77

OTHER INFORMATION...................................    85

DISTRIBUTIONS AND TAXES.............................    88

SHAREHOLDER'S GUIDE
  Pricing of fund shares............................    91
  Choosing a share class............................    93
  Distribution, servicing, and administrative,
  networking, or omnibus positioning fees...........    94
  Purchases.........................................    95
  Exchanges.........................................   100
  Redemptions.......................................   101
  Excessive trading.................................   103
  Shareholder communications........................   107

FINANCIAL HIGHLIGHTS................................   108

GLOSSARY OF INVESTMENT TERMS........................   127






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER BALANCED FUND

  Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.


  The portfolio managers share day-to-day responsibility for the Fund's investments. In choosing investments for the Fund, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Fund and the other portfolio manager focusing on the fixed-income portion of the Fund. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree



                                                          Risk/return summary  3
  by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  HIGH-YIELD/HIGH-RISK BOND RISK. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2007, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and Janus Aspen Series - Balanced Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares




4  Janus Adviser Series
  and the predecessor fund for periods prior to August 1, 2000, as explained below.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class A Shares and Class C Shares was calculated using the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  5

  BALANCED FUND - CLASS C



   Annual returns for periods ended 12/31
         32.87%    25.45%    (2.86)%   (5.32)%   (7.34)%   13.46%     7.83%     7.17%     9.82%     9.28%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 19.70%     Worst Quarter:  3rd-2001 (5.88)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (9.86)%.




                                                        Average annual total return for periods ended 12/31/07
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                          1 year(1)   5 years   10 years        (9/13/93)
  Class C Shares
    Return Before Taxes                                     8.29%       9.49%     8.38%           10.40%
    Return After Taxes on Distributions                     6.47%       8.58%     7.26%            9.35%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                            7.14%       8.03%     6.86%            8.83%
  Class A Shares(3)                                         3.79%       8.93%     8.43%           10.72%
  S&P 500(R) Index(4)                                       5.49%      12.83%     5.91%           10.43%
    (reflects no deduction for expenses, fees, or taxes)
  Lehman Brothers Government/Credit Index(5)                7.23%       4.44%     6.01%            6.02%
    (reflects no deduction for expenses, fees, or taxes)
  Balanced Index(6)                                         6.43%       9.11%     6.30%            7.86%
    (reflects no deduction for expenses, fees, or taxes)
                                                        ------------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (5) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.


  (6) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%). Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.





6  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                          Risk/return summary  7

JANUS ADVISER CONTRARIAN FUND

  Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  CONTRARIAN FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





8  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in




                                                          Risk/return summary  9
  a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 17.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class A Shares and Class C Shares of the Fund commenced operations on August 1, 2005. The performance shown for Class A Shares and Class C Shares reflects the fees and expenses of Class A Shares and Class C Shares, respectively, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




10  Janus Adviser Series

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  CONTRARIAN FUND - CLASS C



   Annual returns for periods ended 12/31
                                                                                         22.07%    17.78%
                                                                                          2006      2007

   Best Quarter:  4th-2006 12.52%     Worst Quarter:  2nd-2006 (4.23)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (28.31)%.



                                             Average annual total return for periods ended 12/31/07
                                             ------------------------------------------------------
                                                                                    Since Inception
                                                                       1 year(1)        (8/1/05)
  Class C Shares
    Return Before Taxes                                                  16.61%          19.64%
    Return After Taxes on Distributions                                  16.30%          19.50%
    Return After Taxes on Distributions and Sale of Fund Shares(2)       10.87%          16.92%
  Class A Shares(3)                                                      11.91%          17.65%
  S&P 500(R) Index(4)                                                     5.49%           9.47%
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International All Country World Index(SM)(5)    11.66%          16.40%
    (reflects no deduction for expenses, fees, or taxes)
                                                                     ------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (5) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.




                                                         Risk/return summary  11

  After-tax returns are calculated using distributions for the Fund's Class C Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




12  Janus Adviser Series

JANUS ADVISER FORTY FUND

  Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FORTY FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.




                                                         Risk/return summary  13

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



14  Janus Adviser Series
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2007, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and Janus Aspen Series - Forty Portfolio (formerly named Capital Appreciation Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class A Shares and Class C Shares was calculated using the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the



                                                         Risk/return summary  15

  Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




16  Janus Adviser Series

  FORTY FUND - CLASS C



   Annual returns for periods ended 12/31
         57.05%    65.50%   (16.88)%  (22.22)%  (16.45)%   18.29%    17.09%    14.00%     9.63%    34.87%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 41.57%     Worst Quarter:  1st-2001 (17.59)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (25.55)%.




                                                       Average annual total return for periods ended 12/31/07
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                      1 year(1)    5 years    10 years          (5/1/97)
  Class C Shares
    Return Before Taxes                                 33.52%      18.48%     12.60%            14.24%
    Return After Taxes on Distributions                 33.52%      18.36%     12.49%            14.13%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                   21.79%      16.35%     11.32%            12.90%
  Class A Shares(3)                                     28.04%      17.89%     12.60%            14.23%
  Russell 1000(R) Growth Index(4)                       11.81%      12.11%      3.83%             5.53%
    (reflects no deduction for expenses, fees, or
       taxes)
  S&P 500(R) Index(5)                                    5.49%      12.83%      5.91%             7.60%
    (reflects no deduction for expenses, fees, or
       taxes)
                                                    ---------------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (5) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  17

  After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




18  Janus Adviser Series

JANUS ADVISER FUNDAMENTAL EQUITY FUND

  Fundamental Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FUNDAMENTAL EQUITY FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


  - domestic and foreign common stocks


  - preferred stocks


  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures


  - other securities with equity characteristics (including the use of derivatives)


  The Fund may invest in companies of any size.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has



                                                         Risk/return summary  19
  appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and



20  Janus Adviser Series
  out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2007, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and Janus Aspen Series - Fundamental Equity Portfolio (formerly named Equity Income Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007, the performance




                                                         Risk/return summary  21
  of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class A Shares and Class C Shares was calculated using the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




22  Janus Adviser Series

  FUNDAMENTAL EQUITY FUND - CLASS C



   Annual returns for periods ended 12/31
         45.00%    40.35%    (9.34)%  (13.41)%  (18.59)%   23.02%    13.01%    15.21%     9.84%    10.95%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 28.20%     Worst Quarter:  3rd-2002 (15.51)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (24.25)%.



                                                       Average annual total return for periods ended 12/31/07
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                      1 year(1)    5 years    10 years          (5/1/97)
  Class C Shares
    Return Before Taxes                                  9.92%      14.31%      9.76%            12.13%
    Return After Taxes on Distributions                  8.59%      13.34%      8.48%            10.89%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                    7.93%      12.44%      8.17%            10.42%
  Class A Shares(3)                                      5.53%      13.72%      9.84%            12.25%
  S&P 500(R) Index(4)                                    5.49%      12.83%      5.91%             7.60%
    (reflects no deduction for expenses, fees, or
       taxes)
  Russell 1000(R) Growth Index(5)                       11.81%      12.11%      3.83%             5.53%
    (reflects no deduction for expenses, fees, or
       taxes)
                                                    ---------------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (5) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  23

  After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




24  Janus Adviser Series

JANUS ADVISER GROWTH AND INCOME FUND

  Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GROWTH AND INCOME FUND seeks long-term capital growth and current income.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the Fund may invest include:


  - domestic and foreign common stocks


  - preferred stocks


  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures


  - other securities with equity characteristics



  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




                                                         Risk/return summary  25

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling




26  Janus Adviser Series
  interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities may have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  27

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2007, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and Janus Aspen Series - Growth and Income Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class A Shares and Class C Shares was calculated using the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




28  Janus Adviser Series

  GROWTH AND INCOME FUND - CLASS C



   Annual returns for periods ended 12/31
                   72.89%   (15.87)%  (13.00)%  (20.08)%   23.33%    10.86%    11.57%     6.71%     7.45%
                    1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 38.19%     Worst Quarter:  3rd-2002 (15.49)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (28.23)%.




                                                       Average annual total return for periods ended 12/31/07
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                                  1 year(1)    5 years          (5/1/98)
  Class C Shares
    Return Before Taxes                                              6.57%      11.83%           8.04%
    Return After Taxes on Distributions                              3.17%      10.84%           7.44%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                                     7.49%      10.20%           6.97%
  Class A Shares(3)                                                  2.11%      11.24%           7.94%
  S&P 500(R) Index(4)                                                5.49%      12.83%           4.50%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Growth Index(5)                                   11.81%      12.11%           2.29%
    (reflects no deduction for expenses, fees, or taxes)
                                                              -----------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (5) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  29

  After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




30  Janus Adviser Series

JANUS ADVISER LARGE CAP GROWTH FUND

  Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $410.3 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                         Risk/return summary  31

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in



32  Janus Adviser Series
  other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2007, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and Janus Aspen Series - Large Cap Growth Portfolio (formerly named Growth Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class A Shares and Class C Shares was calculated using the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the



                                                         Risk/return summary  33

  Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




34  Janus Adviser Series

  LARGE CAP GROWTH FUND - CLASS C



   Annual returns for periods ended 12/31
         34.82%    43.17%   (14.24)%  (26.63)%  (27.38)%   29.50%     3.99%     3.40%     9.55%    13.25%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 27.58%     Worst Quarter:  3rd-2001 (23.38)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (23.06)%.




                                                         Average annual total return for periods ended 12/31/07
                                                         ------------------------------------------------------
                                                                                              Since Inception
                                                                                            of Predecessor Fund
                                                           1 year(1)   5 years   10 years        (9/13/93)
  Class C Shares
    Return Before Taxes                                      12.11%     11.55%     4.72%            8.03%
    Return After Taxes on Distributions                      12.11%     11.55%     4.32%            7.54%
    Return After Taxes on Distributions and Sale of Fund
       Shares(2)                                              7.87%     10.11%     3.94%            6.93%
  Class A Shares(3)                                           7.56%     10.99%     4.86%            8.53%
  Russell 1000(R) Growth Index(4)                            11.81%     12.11%     3.83%            9.01%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(5)                                         5.49%     12.83%     5.91%           10.43%
    (reflects no deduction for expenses, fees, or taxes)
                                                         ------------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (5) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  35

  After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




36  Janus Adviser Series

JANUS ADVISER MID CAP GROWTH FUND

  Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MID CAP GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $20.3 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                         Risk/return summary  37

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.



  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified



38  Janus Adviser Series
  portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2007, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and Janus Aspen Series - Mid Cap Growth Portfolio (formerly named Aggressive Growth Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The



                                                         Risk/return summary  39
  performance shown for certain periods prior to the Fund's commencement of Class A Shares and Class C Shares was calculated using the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




40  Janus Adviser Series

  MID CAP GROWTH FUND - CLASS C



   Annual returns for periods ended 12/31
         33.58%    123.79%  (33.97)%  (39.50)%  (28.43)%   33.80%    19.80%    11.40%    12.43%    20.48%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 59.17%     Worst Quarter:  1st-2001 (32.75)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (20.13)%.



                                                     Average annual total return for periods ended 12/31/07
                                                     ------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                       1 year(1)   5 years   10 years        (9/13/93)
  Class C Shares
    Return Before Taxes                                  19.27%     19.32%     7.54%           10.57%
    Return After Taxes on Distributions                  19.27%     19.32%     7.07%           10.13%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                    12.53%     17.14%     6.48%            9.40%
  Class A Shares(3)                                      14.45%     18.69%     7.63%           10.97%
  Russell Midcap(R) Growth Index(4)                      11.43%     17.90%     7.59%           10.36%
    (reflects no deduction for expenses, fees, or
       taxes)
  S&P MidCap 400 Index(5)                                 7.98%     16.20%    11.20%           13.38%
    (reflects no deduction for expenses, fees, or
       taxes)
                                                    -------------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (5) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.




                                                         Risk/return summary  41

  After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




42  Janus Adviser Series

JANUS ADVISER ORION FUND

  Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  ORION FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of September 30, 2008, the Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 80% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                         Risk/return summary  43

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



44  Janus Adviser Series

  As of July 31, 2008, approximately 10.1% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class A Shares and Class C Shares of the Fund commenced operations on August 1, 2005. The performance shown for Class A Shares and Class C Shares reflects the fees and expenses of Class A Shares and Class C Shares, respectively, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  45

  ORION FUND - CLASS C



   Annual returns for periods ended 12/31
                                                                                         17.52%    28.16%
                                                                                          2006      2007

   Best Quarter:  4th-2006 11.40%     Worst Quarter:  2nd-2006 (3.29)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (25.96)%.



                                           Average annual total return for periods ended 12/31/07
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                                     1 year(1)        (8/1/05)
  Class C Shares
    Return Before Taxes                                                26.88%          21.17%
    Return After Taxes on Distributions                                26.82%          21.15%
    Return After Taxes on Distributions and Sale of Fund Shares(2)     17.51%          18.32%
  Class A Shares(3)                                                    21.76%          19.16%
  Russell 3000(R) Growth Index(4)                                      11.40%           9.36%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   ------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.

  (4) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.


  After-tax returns are calculated using distributions for the Fund's Class C Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




46  Janus Adviser Series

JANUS ADVISER SMALL-MID GROWTH FUND

  Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  SMALL-MID GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                         Risk/return summary  47

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SMALL- AND MID-SIZED COMPANIES RISK. The Fund invests its equity assets in securities issued by small- and mid-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth, small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant impact or negative effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.





48  Janus Adviser Series

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class A Shares and Class C Shares of the Fund commenced operations on August 1, 2005. The performance shown for Class A Shares and Class C Shares reflects the fees and expenses of Class A Shares and Class C Shares, respectively, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  49

  SMALL-MID GROWTH FUND - CLASS C



   Annual returns for periods ended 12/31
                                                                                         17.10%    19.09%
                                                                                          2006      2007

   Best Quarter:  1st-2006 16.92%     Worst Quarter:  2nd-2006 (10.35)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (22.74)%.



                                           Average annual total return for periods ended 12/31/07
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                                     1 year(1)        (8/1/05)
  Class C Shares
    Return Before Taxes                                                18.00%          17.46%
    Return After Taxes on Distributions                                14.86%          16.07%
    Return After Taxes on Distributions and Sale of Fund Shares(2)     12.04%          14.33%
  Class A Shares(3)                                                    13.11%          15.43%
  Russell 2500(TM) Growth Index(4)                                      9.69%           9.94%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   ------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

  After-tax returns are calculated using distributions for the Fund's Class C Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




50  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  51

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)...   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase
   price or redemption proceeds)...............................................   None(3)    1.00%(4)



--------------------------------------------------------------------------------


 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                         Distribution/                    Short     Acquired   Total Annual              Net Annual
                                            Service                       Sale       Fund(8)       Fund                     Fund
                            Management      (12b-1)         Other       Dividend    Fees and     Operating    Expense    Operating
                              Fee(5)        Fees(6)      Expenses(7)    Expenses    Expenses    Expenses(9)   Waivers   Expenses(9)
 Balanced Fund -
      Class A                  0.55%         0.25%          0.08%           N/A       0.00%        0.88%       0.06%       0.82%
      Class C                  0.55%         1.00%          0.08%           N/A       0.00%        1.63%       0.06%       1.57%
 Contrarian Fund(10) -
      Class A                  0.68%         0.25%          0.21%           N/A       0.00%        1.14%       0.00%       1.14%
      Class C                  0.68%         1.00%          0.24%           N/A       0.00%        1.92%       0.00%       1.92%
 Forty Fund -
      Class A                  0.64%         0.25%          0.08%           N/A       0.01%        0.98%       0.05%       0.93%
      Class C                  0.64%         1.00%          0.09%           N/A       0.01%        1.74%       0.06%       1.68%
 Fundamental Equity Fund -
      Class A                  0.60%         0.25%          0.33%           N/A       0.00%        1.18%       0.23%       0.95%
      Class C                  0.60%         1.00%          0.31%           N/A       0.00%        1.91%       0.21%       1.70%
 Growth and Income Fund -
      Class A                  0.62%         0.25%          0.13%           N/A       0.00%        1.00%       0.00%       1.00%
      Class C                  0.62%         1.00%          0.20%           N/A       0.00%        1.82%       0.00%       1.82%
 Large Cap Growth Fund -
      Class A                  0.64%         0.25%          0.14%           N/A       0.00%        1.03%       0.12%       0.91%
      Class C                  0.64%         1.00%          0.17%           N/A       0.00%        1.81%       0.15%       1.66%
 Mid Cap Growth Fund -
      Class A                  0.64%         0.25%          0.15%           N/A       0.01%        1.05%       0.14%       0.91%
      Class C                  0.64%         1.00%          0.22%           N/A       0.01%        1.87%       0.21%       1.66%
 Orion Fund -
      Class A                  0.64%         0.25%          0.69%(11)     0.02%(11)   0.01%        1.61%       0.38%       1.23%
      Class C                  0.64%         1.00%          0.72%(11)     0.02%(11)   0.01%        2.39%       0.41%       1.98%
 Small-Mid Growth Fund -
      Class A                  0.64%         0.25%          3.59%         0.00%(12)   0.00%        4.48%       3.16%       1.32%
      Class C                  0.64%         1.00%          3.72%         0.00%(12)   0.00%        5.36%       3.29%       2.07%

------------------------------------------------------------------------------------------------------------------------------------




  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Contrarian Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.

--------------------------------------------------------------------------------




52  Janus Adviser Series

--------------------------------------------------------------------------------

  (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


  (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


  (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


 (10) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.


 (11) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including such short sale dividends and stock loan fees, Other Expenses are 0.71% for Class A Shares and 0.74% for Class C Shares.




 (12) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.


--------------------------------------------------------------------------------



                                                         Risk/return summary  53

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


 IF CLASS A SHARES ARE REDEEMED:             1 Year(1)(2)     3 Years(1)(3)    5 Years(1)(3)   10 Years(1)(3)
                                            -----------------------------------------------------------------
   Balanced Fund - Class A                       $ 660           $   840          $ 1,035          $ 1,597
   Contrarian Fund(4) - Class A                  $ 685           $   916          $ 1,167          $ 1,881
   Forty Fund - Class A                          $ 669           $   869          $ 1,086          $ 1,707
   Fundamental Equity Fund - Class A             $ 688           $   928          $ 1,187          $ 1,924
   Growth and Income Fund - Class A              $ 671           $   875          $ 1,096          $ 1,729
   Large Cap Growth Fund - Class A               $ 674           $   884          $ 1,111          $ 1,762
   Mid Cap Growth Fund - Class A                 $ 676           $   890          $ 1,121          $ 1,784
   Orion Fund - Class A                          $ 729           $ 1,054          $ 1,401          $ 2,376
   Small-Mid Growth Fund - Class A               $ 998           $ 1,852          $ 2,714          $ 4,909




--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE REDEEMED:               1 Year(5)       3 Years(3)       5 Years(3)       10 Years(3)
                                            -----------------------------------------------------------------
   Balanced Fund - Class C                       $ 266           $   514          $   887          $ 1,933
   Contrarian Fund(4) - Class C                  $ 295           $   603          $ 1,037          $ 2,243
   Forty Fund - Class C                          $ 277           $   548          $   944          $ 2,052
   Fundamental Equity Fund - Class C             $ 294           $   600          $ 1,032          $ 2,233
   Growth and Income Fund - Class C              $ 285           $   573          $   985          $ 2,137
   Large Cap Growth Fund - Class C               $ 284           $   569          $   980          $ 2,127
   Mid Cap Growth Fund - Class C                 $ 290           $   588          $ 1,011          $ 2,190
   Orion Fund - Class C                          $ 342           $   745          $ 1,275          $ 2,726
   Small-Mid Growth Fund - Class C               $ 635           $ 1,599          $ 2,656          $ 5,265




--------------------------------------------------------------------------------



 IF CLASS A SHARES ARE NOT REDEEMED:         1 Year(1)(3)     3 Years(1)(3)    5 Years(1)(3)   10 Years(1)(3)
                                            -----------------------------------------------------------------
   Balanced Fund - Class A                       $ 660           $   840          $ 1,035          $ 1,597
   Contrarian Fund(4) - Class A                  $ 685           $   916          $ 1,167          $ 1,881
   Forty Fund - Class A                          $ 669           $   869          $ 1,086          $ 1,707
   Fundamental Equity Fund - Class A             $ 688           $   928          $ 1,187          $ 1,924
   Growth and Income Fund - Class A              $ 671           $   875          $ 1,096          $ 1,729
   Large Cap Growth Fund - Class A               $ 674           $   884          $ 1,111          $ 1,762
   Mid Cap Growth Fund - Class A                 $ 676           $   890          $ 1,121          $ 1,784
   Orion Fund - Class A                          $ 729           $ 1,054          $ 1,401          $ 2,376
   Small-Mid Growth Fund - Class A               $ 998           $ 1,852          $ 2,714          $ 4,909




--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE NOT REDEEMED:           1 Year(3)       3 Years(3)       5 Years(3)       10 Years(3)
                                            -----------------------------------------------------------------
   Balanced Fund - Class C                       $ 166           $   514          $   887          $ 1,933
   Contrarian Fund(4) - Class C                  $ 195           $   603          $ 1,037          $ 2,243
   Forty Fund - Class C                          $ 177           $   548          $   944          $ 2,052
   Fundamental Equity Fund - Class C             $ 194           $   600          $ 1,032          $ 2,233
   Growth and Income Fund - Class C              $ 185           $   573          $   985          $ 2,137
   Large Cap Growth Fund - Class C               $ 184           $   569          $   980          $ 2,127
   Mid Cap Growth Fund - Class C                 $ 190           $   588          $ 1,011          $ 2,190
   Orion Fund - Class C                          $ 242           $   745          $ 1,275          $ 2,726
   Small-Mid Growth Fund - Class C               $ 535           $ 1,599          $ 2,656          $ 5,265




--------------------------------------------------------------------------------



54  Janus Adviser Series

--------------------------------------------------------------------------------

 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (3) Contingent deferred sales charge is not applicable.
 (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.


--------------------------------------------------------------------------------



                                                         Risk/return summary  55

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  BALANCED FUND and GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Balanced Fund and Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their investment objectives.

  CONTRARIAN FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


56  Janus Adviser Series

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, and Small-Mid Growth Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

4. HOW DO BALANCED FUND AND GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

  Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?

  Balanced Fund and Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Balanced Fund's growth component will normally be 50-60% of its net assets. Growth and Income Fund's growth component will normally be up to 75% of its



                                   Principal investment strategies and risks  57
  net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?


  The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Growth and Income Fund may also utilize swaps as a means to gain exposure to certain common stocks.


7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?

  Balanced Fund's income component will consist primarily of fixed-income securities. The income component of Growth and Income Fund will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.

  Equity securities may be included in the income component of Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."

8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY BALANCED FUND OR GROWTH AND INCOME FUND INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or



58  Janus Adviser Series
  comparable fixed rate securities, and may not always follow this pattern. The income component of Balanced Fund's holdings includes fixed-income securities. The income component of Growth and Income Fund's holdings may include fixed-income securities.


9. HOW DOES THE PORTFOLIO MANAGER OF CONTRARIAN FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.



10. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

11. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds, particularly Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.




                                   Principal investment strategies and risks  59

RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




60  Janus Adviser Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF CONTRARIAN FUND, FORTY FUND, AND ORION FUND AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the funds. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund. Since Forty Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the



                                   Principal investment strategies and risks  61
    government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. Contrarian Fund and Orion Fund have at times invested a significant portion of their assets in emerging markets and may continue to do so.


  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult



62  Janus Adviser Series
  for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.




                                   Principal investment strategies and risks  63

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

8. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.




GENERAL PORTFOLIO POLICIES



  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.





64  Janus Adviser Series

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset



                                   Principal investment strategies and risks  65
  gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Contrarian Fund's, Fundamental Equity Fund's, Large Cap Growth Fund's, Mid Cap Growth Fund's, and Small-Mid Growth Fund's net assets and 35% or less of each of the other Fund's net assets)




66  Janus Adviser Series

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund only, no more than 20% of the Fund's total assets)

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




                                   Principal investment strategies and risks  67

  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific



68  Janus Adviser Series
  development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





                                   Principal investment strategies and risks  69

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

70  Janus Adviser Series
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




                                                     Management of the Funds  71

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).




  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Balanced Fund               All Asset Levels          0.55                   0.52
  Forty Fund                  All Asset Levels          0.64                   0.62(2)
  Fundamental Equity Fund     All Asset Levels          0.60                   0.42
  Growth and Income Fund      All Asset Levels          0.62                   0.62
  Large Cap Growth Fund       All Asset Levels          0.64                   0.54
  Mid Cap Growth Fund         All Asset Levels          0.64                   0.54(2)
  Orion Fund                  All Asset Levels          0.64                   0.25(2)
  Small-Mid Growth Fund       All Asset Levels          0.64                   0.00(3)
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.





72  Janus Adviser Series

  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (3) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.



  Contrarian Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                            Performance         Actual Investment
                                         Performance         Adjusted       Advisory Fee(1) (%) (for
                                          Hurdle vs.        Investment        the fiscal year ended
  Fund Name             Base Fee (%)   Benchmark Index   Advisory Fee (%)        July 31, 2008)
----------------------------------------------------------------------------------------------------
  Contrarian Fund           0.64           +/-7.00%            0.68                   0.68
----------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.





  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge,




                                                     Management of the Funds  73
  by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.

  CONTRARIAN FUND

  For Contrarian Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.

  Only the base fee rate applied until February 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance



74  Janus Adviser Series
  of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.


  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Balanced Fund                                           0.57
  Contrarian Fund(1)                                      0.95
  Forty Fund                                              0.67
  Fundamental Equity Fund                                 0.70
  Growth and Income Fund                                  0.99
  Large Cap Growth Fund                                   0.66
  Mid Cap Growth Fund                                     0.65
  Orion Fund                                              0.95
  Small-Mid Growth Fund                                   1.05
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the




                                                     Management of the Funds  75
      period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





76  Janus Adviser Series

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


BALANCED FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

CONTRARIAN FUND
--------------------------------------------------------------------------------
    DAVID C. DECKER, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  77

FORTY FUND
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Adviser Orion Fund from its inception (August
    2005) to December 2007 and Janus Adviser Small-Mid Growth Fund from its inception (August 2005) to February 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

FUNDAMENTAL EQUITY FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Adviser Fundamental Equity Fund and has done so since November 2007.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Janus Adviser Growth and Income Fund, which he has managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr.
    Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.




78  Janus Adviser Series

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Janus Adviser Mid Cap Growth Fund from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.


    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-
    2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


MID CAP GROWTH FUND
--------------------------------------------------------------------------------

    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.





                                                     Management of the Funds  79

ORION FUND
--------------------------------------------------------------------------------

    JOHN EISINGER is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund, which he has managed since January 2008. He joined Janus Capital in 2003 as an equity research analyst. Prior to joining Janus Capital, Mr. Eisinger was an equity analyst for Palantir Partners LP from 2002 to 2003. Mr. Eisinger holds a Bachelor's degree (summa cum laude) in Finance from Boston College, Carroll School of Management.


SMALL-MID GROWTH FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Chad Meade and Brian A. Schaub jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


    CHAD MEADE is Executive Vice President and Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other accounts. In addition, Mr. Meade performs duties as a research analyst. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech.



    BRIAN A. SCHAUB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other Janus accounts. In addition, Mr. Schaub performs duties as a research analyst. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




80  Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS

  JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF JANUS CONTRARIAN COMPOSITE
  The following chart shows the historical performance of the Janus Contrarian Composite (the "Composite"). The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


  As of September 30, 2008, the Composite consisted of ten advisory accounts, three of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $6.9 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

  Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by non-mutual fund accounts in the Composite, if applicable. If non-mutual fund accounts had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.

  Non-mutual fund accounts in the Composite are not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue



                                                     Management of the Funds  81

  Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                 Average annual total return for periods ended 09/30/08
                                 ------------------------------------------------------
                                             1 year      5 years     Since Inception(1)
  Janus Contrarian Composite                (26.69)%      12.19%             6.44%
  S&P 500(R) Index(2)                       (21.98)%       5.17%           (0.14)%

                                          ---------------------------------------------




  (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.





82  Janus Adviser Series

  JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE

  The following chart shows the historical performance of the Concentrated All Cap Growth Composite (the "Composite"). The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


  As of September 30, 2008, the Composite consisted of five advisory accounts, four of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $4.6 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Orion Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.





                                                     Management of the Funds  83

  Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by non-mutual fund accounts in the Composite, if applicable. If non-mutual fund accounts had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.

  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                      Average annual total return for periods ended 09/30/08
                                      ------------------------------------------------------
                                                  1 year      5 years     Since Inception(1)
  Concentrated All Cap Growth Composite          (23.89)%      13.04%           (0.34)%
  Russell 3000(R) Growth Index(2)                (20.60)%       3.96%           (5.62)%
  S&P 500(R) Index(3)                            (21.98)%       5.17%           (0.94)%

                                               ---------------------------------------------




  (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.







84  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Funds currently offer five classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several

                                                           Other information  85
  state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal




86  Janus Adviser Series
  to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  87

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income for Balanced Fund and Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Funds are normally declared and distributed in December. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a

88  Janus Adviser Series
  tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




                                                     Distributions and taxes  89

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




90  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such

                                                         Shareholder's guide  91
  events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




92  Janus Adviser Series

CHOOSING A SHARE CLASS

  The Funds have five classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares, Class R Shares, and Class S Shares are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  93

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:


  Class A Shares
  Initial sales charge on purchases          Up to 5.75%(1)
  - Reduction of initial sales charge for
    purchases of $50,000 or more
  - Initial sales charge waived for
    purchases of $1 million or more

  Deferred sales charge (CDSC)               None except on certain redemptions of
                                             Shares purchased without an initial
                                             sales charge(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           None
  Minimum aggregate account balance          None
  12b-1 fee                                  Up to 0.25% annual distribution fee;
                                             lower annual operating expenses than
                                             Class C Shares because of lower 12b-1
                                             fee



  (1) May be waived under certain circumstances.


  Class C Shares
  Initial sales charge on purchases          None
  Deferred sales charge (CDSC)               1.00% on Shares redeemed within 12
                                             months of purchase(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           $500,000
  Minimum aggregate account balance          None
  12b-1 fee                                  1.00% annual fee (up to 0.75%
                                             distribution fee and up to 0.25%
                                             shareholder servicing fee); higher
                                             annual operating expenses than Class A
                                             Shares because of higher 12b-1 fee



  (1) May be waived under certain circumstances.



DISTRIBUTION, SERVICING, AND ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES


  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:


  Class                                            12b-1 Fee for the Funds
  ------------------------------------------------------------------------
  Class A Shares                                            0.25%
  Class C Shares                                            1.00%(1)






94  Janus Adviser Series

  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


  ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by each class of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial



                                                         Shareholder's guide  95
  intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to



96  Janus Adviser Series
  the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Funds reserve the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None




  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.





                                                         Shareholder's guide  97

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held



98  Janus Adviser Series
  by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.




                                                         Shareholder's guide  99

  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.




100  Janus Adviser Series

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in




                                                        Shareholder's guide  101
  portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.




102  Janus Adviser Series

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.




                                                        Shareholder's guide  103

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.




104  Janus Adviser Series

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds'



                                                        Shareholder's guide  105
  identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.




106  Janus Adviser Series

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                        Shareholder's guide  107

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Funds (assuming reinvestment of all dividends and distributions).



108  Janus Adviser Series


BALANCED FUND - CLASS A
-----------------------------------------------------------------------------------------------------
                                                                   Years or Period ended July 31
                                                               2008      2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $27.19    $26.16     $25.95      $23.80

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.62      0.64       0.66        0.30
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.30)      2.99       0.75        2.21

 Total from investment operations                               0.32      3.63       1.41        2.51

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.59)    (0.63)     (0.66)      (0.36)
 Distributions from capital gains                             (2.28)    (1.97)     (0.54)          --

 Total distributions                                          (2.87)    (2.60)     (1.20)      (0.36)


 NET ASSET VALUE, END OF PERIOD                               $24.64    $27.19     $26.16      $25.95


 Total return(2)                                               0.89%    14.31%      5.53%      10.59%

 Net assets, end of period (in thousands)                    $63,292   $11,642       $728         $75
 Average net assets for the period (in thousands)            $29,436    $3,063       $370         $69
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                        0.82%     0.83%      0.82%       0.83%
 Ratio of net expenses to average net assets(3)(7)             0.82%     0.82%      0.82%       0.82%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 2.32%     2.22%      1.87%       1.81%
 Portfolio turnover rate(3)                                      94%       54%        49%         47%
-----------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.88% in 2008, 0.87% in 2007, 0.93% in 2006, and 0.86% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.





                                                       Financial highlights  109


CONTRARIAN FUND - CLASS A
----------------------------------------------------------------------------------------------
                                                                    Years ended July 31
                                                               2008          2007        2006

 NET ASSET VALUE, BEGINNING OF PERIOD                          $14.95       $11.00      $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.03         0.02        0.03
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.85)         3.97        0.98

 Total from investment operations                              (1.82)         3.99        1.01

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                              --       (0.04)          --
 Distributions from capital gains                              (0.14)           --      (0.01)
 Tax return of capital                                             --(1)       N/A         N/A

 Total distributions and other                                 (0.14)       (0.04)      (0.01)


 NET ASSET VALUE, END OF PERIOD                                $12.99       $14.95      $11.00


 Total return                                                (12.29)%       36.30%      10.09%

 Net assets, end of period (in thousands)                    $169,763      $53,117      $5,565
 Average net assets for the period (in thousands)            $115,548      $19,623      $1,185
 Ratio of gross expenses to average net assets(2)(3)            1.14%        1.20%       1.43%
 Ratio of net expenses to average net assets(4)                 1.14%        1.20%       1.38%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.45%        0.15%       1.37%
 Portfolio turnover rate                                          49%          61%         37%
----------------------------------------------------------------------------------------------





(1) Distributions from capital gains includes tax return of capital, less than $0.01 per share.



(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 1.37% in 2007 and 8.30% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.




110  Janus Adviser Series


FORTY FUND - CLASS A
-------------------------------------------------------------------------------------------------------------
                                                                       Years or Period ended July 31
                                                                2008          2007         2006       2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                            $34.52       $28.44       $27.41      $22.32

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.03         0.04         0.06        0.02
 Net gain/(loss) on securities (both realized and
     unrealized)                                                   5.32         7.11         0.97        5.07

 Total from investment operations                                  5.35         7.15         1.03        5.09

 LESS DISTRIBUTIONS:
 Dividends from net investment income                            (0.07)       (0.03)           --          --
 Distributions from capital gains                                (0.01)       (1.04)           --          --

 Total distributions                                             (0.08)       (1.07)           --          --


 NET ASSET VALUE, END OF PERIOD                                  $39.79       $34.52       $28.44      $27.41


 Total return(2)                                                 15.49%       25.58%        3.76%      22.80%

 Net assets, end of period (in thousands)                    $1,639,379     $654,807     $285,721     $30,042
 Average net assets for the period (in thousands)            $1,152,690     $377,917     $216,262      $7,814
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)(7)                                        0.92%        0.95%        0.93%       0.92%
 Ratio of net expenses to average net assets(3)(7)(8)             0.92%        0.94%        0.93%       0.91%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                    0.10%        0.33%        0.39%       0.13%
 Portfolio turnover rate(3)                                         40%          22%          55%         45%
-------------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.97% in 2008, 1.05% in 2007, 1.06% in 2006, and 0.92% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(7) The expense ratio includes dividends on short positions. The ratio would be 0.92% in 2007 and 0.92% in 2006, without the inclusion of dividends on short positions.

(8) The expense ratio reflects expenses after any expense offset arrangements.






                                                       Financial highlights  111


FUNDAMENTAL EQUITY FUND - CLASS A
-------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008        2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $20.90     $19.40     $19.58      $17.05

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.08       0.08       0.03        0.05
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (2.24)       2.97       1.92        3.01

 Total from investment operations                              (2.16)       3.05       1.95        3.06

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.07)     (0.06)     (0.05)          --
 Distributions from capital gains                              (1.55)     (1.49)     (2.08)      (0.53)

 Total distributions                                           (1.62)     (1.55)     (2.13)      (0.53)


 NET ASSET VALUE, END OF PERIOD                                $17.12     $20.90     $19.40      $19.58


 Total return(2)                                             (11.42)%     16.25%     10.05%      18.19%

 Net assets, end of period (in thousands)                     $19,250     $1,499     $1,311         $64
 Average net assets for the period (in thousands)             $18,307     $1,410       $458         $50
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                         0.95%      0.95%      0.96%       0.96%
 Ratio of net expenses to average net assets(3)(7)              0.95%      0.95%      0.95%       0.95%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  0.83%      0.41%      0.55%       0.42%
 Portfolio turnover rate(3)                                      219%        36%        48%         80%
-------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.18% in 2008, 1.15% in 2007, 1.33% in 2006, and 1.29% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




112  Janus Adviser Series


GROWTH AND INCOME FUND - CLASS A
--------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008        2007      2006(1)     2005(2)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $19.19     $17.71      $17.29      $14.64

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.22       0.30        0.24        0.07
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (2.80)       2.71        0.65        2.65

 Total from investment operations                              (2.58)       3.01        0.89        2.72

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.23)     (0.32)      (0.24)      (0.07)
 Distributions from capital gains                              (3.18)     (1.21)      (0.23)          --

 Total distributions                                           (3.41)     (1.53)      (0.47)      (0.07)


 NET ASSET VALUE, END OF PERIOD                                $13.20     $19.19      $17.71      $17.29


 Total return(3)                                             (16.06)%     17.62%       5.08%      18.62%

 Net assets, end of period (in thousands)                     $41,778     $3,346      $1,251        $158
 Average net assets for the period (in thousands)             $53,589     $2,727        $657         $72
 Ratio of gross expenses to average net assets(4)(5)(6)         1.00%      1.00%       1.09%       0.98%
 Ratio of net expenses to average net assets(4)(7)              1.00%      0.99%       1.09%       0.98%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                  1.41%      2.12%       1.76%       0.46%
 Portfolio turnover rate(4)                                       69%        54%         42%         43%
--------------------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.


(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  113


LARGE CAP GROWTH FUND - CLASS A
------------------------------------------------------------------------------------------------------
                                                                   Years or Period ended July 31
                                                               2008       2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $25.49     $21.31     $21.07      $18.80

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.18       0.02       0.01        0.05
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.86)       4.23       0.23        2.22

 Total from investment operations                             (1.68)       4.25       0.24        2.27

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.15)     (0.07)         --          --
 Distributions from capital gains                                 --         --         --          --

 Total distributions                                          (0.15)     (0.07)         --          --


 NET ASSET VALUE, END OF PERIOD                               $23.66     $25.49     $21.31      $21.07


 Total return(2)                                             (6.65)%     19.96%      1.14%      12.07%

 Net assets, end of period (in thousands)                     $9,155     $5,797        $52         $20
 Average net assets for the period (in thousands)             $7,967     $1,299        $31         $14
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                        0.91%      0.92%      0.91%       0.91%
 Ratio of net expenses to average net assets(3)(7)             0.91%      0.91%      0.91%       0.91%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 0.71%      0.27%      0.32%       0.07%
 Portfolio turnover rate(3)                                      97%        26%        81%         62%
------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.03% in 2008, 1.01% in 2007, 1.23% in 2006, and 1.05% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




114  Janus Adviser Series


MID CAP GROWTH FUND - CLASS A
-------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008       2007        2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $35.66     $28.07      $26.79      $21.75

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 (0.01)     (0.02)        0.02        0.04
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.05)       7.61        1.26        5.00

 Total from investment operations                             (0.06)       7.59        1.28        5.04

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --         --          --          --
 Distributions from capital gains                                 --         --          --          --

 Total distributions                                              --         --          --          --


 NET ASSET VALUE, END OF PERIOD                               $35.60     $35.66      $28.07      $26.79


 Total return(2)                                             (0.17)%     27.04%       4.78%      23.17%

 Net assets, end of period (in thousands)                    $68,012     $5,882      $1,349        $325
 Average net assets for the period (in thousands)            $31,685     $2,670        $817        $164
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                        0.90%      0.90%       0.90%       0.91%
 Ratio of net expenses to average net assets(3)(7)             0.90%      0.90%       0.90%       0.90%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 0.10%      0.04%     (0.12)%     (0.28)%
 Portfolio turnover rate(3)                                      55%        35%         43%         32%
-------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.04% in 2008, 1.12% in 2007, 1.28% in 2006, and 1.05% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  115


ORION FUND - CLASS A
----------------------------------------------------------------------------------------------
                                                                    Years ended July 31
                                                               2008         2007         2006

 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.74       $10.88       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.05           --         0.03
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.06)         3.86         0.85

 Total from investment operations                             (0.01)         3.86         0.88

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.03)           --           --
 Distributions from capital gains                             (0.03)           --           --

 Total distributions                                          (0.06)           --           --


 NET ASSET VALUE, END OF PERIOD                               $14.67       $14.74       $10.88


 Total return                                                (0.07)%       35.48%        8.80%

 Net assets, end of period (in thousands)                    $33,753       $3,264         $342
 Average net assets for the period (in thousands)            $17,619       $1,217         $300
 Ratio of gross expenses to average net assets(1)(2)(3)        1.22%        1.24%        1.55%
 Ratio of net expenses to average net assets(4)(5)             1.22%        1.20%        1.48%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.64%        0.49%        0.07%
 Portfolio turnover rate                                         83%          18%          57%
----------------------------------------------------------------------------------------------






(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 1.60% in 2008, 5.15% in 2007, and 23.29% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The expense ratio includes dividends on short positions. The ratio would be 1.21% in 2008, without the inclusion of dividends on short positions.

(4) The expense ratio reflects expenses after any expense offset arrangements.

(5) The expense ratio includes dividends on short positions. The ratio would be 1.20% in 2008, without the inclusion of dividends on short positions.





116  Janus Adviser Series


SMALL-MID GROWTH FUND - CLASS A
----------------------------------------------------------------------------------------------
                                                                    Years ended July 31
                                                               2008         2007         2006

 NET ASSET VALUE, BEGINNING OF PERIOD                         $13.66       $10.65       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.02         0.03         0.01
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.56)         3.10         0.64

 Total from investment operations                             (0.54)         3.13         0.65

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --           --           --
 Distributions from capital gains                             (1.21)       (0.12)           --

 Total distributions                                          (1.21)       (0.12)           --


 NET ASSET VALUE, END OF PERIOD                               $11.91       $13.66       $10.65


 Total return                                                (4.85)%       29.50%        6.50%

 Net assets, end of period (in thousands)                     $1,989       $1,083         $808
 Average net assets for the period (in thousands)             $1,920         $895         $513
 Ratio of gross expenses to average net assets(1)(2)(3)        1.32%        1.33%        1.52%
 Ratio of net expenses to average net assets(4)(5)             1.30%        1.30%        1.47%
 Ratio of net investment income/(loss) to average net
     assets                                                  (0.32)%      (0.46)%      (0.04)%
 Portfolio turnover rate                                         85%         100%         261%
----------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The ratio was 4.48% in 2008, 6.40% in 2007, and 15.80% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The expense ratio includes dividends on short positions. The ratio would be 1.32% in 2008, without the inclusion of dividends on short positions.

(4) The expense ratio reflects expenses after any expense offset arrangements.

(5) The expense ratio includes dividends on short positions. The ratio would be 1.30% in 2008, without the inclusion of dividends on short positions.





                                                       Financial highlights  117


BALANCED FUND - CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                               2008       2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $27.83     $26.68     $26.27     $23.72     $22.18

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.34       0.40       0.28       0.29       0.25
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.22)       3.12       0.94       2.53       1.48

 Total from investment operations                               0.12       3.52       1.22       2.82       1.73

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.42)     (0.40)     (0.27)     (0.27)     (0.19)
 Distributions from capital gains                             (2.28)     (1.97)     (0.54)         --         --

 Total distributions                                          (2.70)     (2.37)     (0.81)     (0.27)     (0.19)


 NET ASSET VALUE, END OF PERIOD                               $25.25     $27.83     $26.68     $26.27     $23.72


 Total return                                                  0.13%     13.53%      4.70%     11.96%      7.79%

 Net assets, end of period (in thousands)                    $42,943    $19,086    $17,882    $17,764    $20,822
 Average net assets for the period (in thousands)            $23,903    $18,723    $18,036    $19,165    $26,404
 Ratio of gross expenses to average net assets(1)(2)(3)        1.57%      1.57%      1.57%      1.57%      1.66%
 Ratio of net expenses to average net assets(4)                1.57%      1.57%      1.57%      1.57%      1.66%
 Ratio of net investment income/(loss) to average net
     assets                                                    1.53%      1.45%      1.02%      1.09%      0.92%
 Portfolio turnover rate                                         94%        54%        49%        47%        92%
----------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The ratio was 1.63% in 2008, 1.63% in 2007, 1.58% in 2006, 1.68% in 2005,
    and 1.67% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.





118  Janus Adviser Series


CONTRARIAN FUND - CLASS C
------------------------------------------------------------------------------------------
                                                                  Years ended July 31
                                                               2008        2007      2006

 NET ASSET VALUE, BEGINNING OF PERIOD                          $14.76     $10.91    $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  (0.04)     (0.03)      0.01
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.85)       3.88      0.91

 Total from investment operations                              (1.89)       3.85      0.92

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                              --         --        --
 Distributions from capital gains                              (0.14)         --    (0.01)
 Tax return of capital                                             --(1)     N/A       N/A

 Total distributions and other                                 (0.14)         --    (0.01)


 NET ASSET VALUE, END OF PERIOD                                $12.73     $14.76    $10.91


 Total return                                                (12.93)%     35.35%     9.19%

 Net assets, end of period (in thousands)                    $138,626    $76,280    $3,730
 Average net assets for the period (in thousands)            $124,449    $25,403    $1,229
 Ratio of gross expenses to average net assets(2)(3)            1.92%      1.95%     2.20%
 Ratio of net expenses to average net assets(4)                 1.92%      1.95%     2.17%
 Ratio of net investment income/(loss) to average net
     assets                                                   (0.38)%    (0.59)%     0.35%
 Portfolio turnover rate                                          49%        61%       37%
------------------------------------------------------------------------------------------





(1) Distributions from capital gains includes tax return of capital, less than $0.01 per share.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 2.09% in 2007 and 8.83% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  119


FORTY FUND - CLASS C
------------------------------------------------------------------------------------------------------------------
                                                                              Years ended July 31
                                                               2008        2007        2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $33.83      $28.07     $27.25     $21.21     $19.69

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  (0.01)        0.04       0.06     (0.06)     (0.16)
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 4.97        6.76       0.76       6.10       1.68

 Total from investment operations                                4.96        6.80       0.82       6.04       1.52

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              --          --         --         --         --
 Distributions from capital gains                              (0.01)      (1.04)         --         --         --

 Total distributions                                           (0.01)      (1.04)         --         --         --


 NET ASSET VALUE, END OF PERIOD                                $38.78      $33.83     $28.07     $27.25     $21.21


 Total return                                                  14.65%      24.62%      3.01%     28.48%      7.72%

 Net assets, end of period (in thousands)                    $537,822    $139,470    $51,976    $24,766    $15,818
 Average net assets for the period (in thousands)            $320,123     $81,438    $39,687    $18,839    $19,307
 Ratio of gross expenses to average net
     assets(1)(2)(3)(4)                                         1.67%       1.70%      1.68%      1.67%      1.67%
 Ratio of net expenses to average net assets(4)(5)              1.67%       1.70%      1.68%      1.67%      1.67%
 Ratio of net investment income/(loss) to average net
     assets                                                   (0.66)%     (0.42)%    (0.40)%    (0.72)%    (0.76)%
 Portfolio turnover rate                                          40%         22%        55%        45%        38%
------------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The ratio was 1.73% in 2008, 1.73% in 2007, 1.70% in 2006, 1.74% in 2005,
    and 1.67% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(4) The expense ratio includes dividends on short positions. The ratio would be 1.67% in 2007 and 1.67% in 2006, without the inclusion of dividends on short positions.

(5) The expense ratio reflects expenses after any expense offset arrangements.







120  Janus Adviser Series


FUNDAMENTAL EQUITY FUND - CLASS C
------------------------------------------------------------------------------------------------------------------
                                                                               Years ended July 31
                                                                2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                           $20.55     $19.20     $19.48     $16.69     $14.74

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                     0.01     (0.06)       0.02     (0.08)     (0.08)
 Net gain/(loss) on securities (both realized and
     unrealized)                                                (2.28)       2.90       1.78       3.40       2.03

 Total from investment operations                               (2.27)       2.84       1.80       3.32       1.95

 LESS DISTRIBUTIONS:
 Dividends from net investment income                               --         --         --         --         --
 Distributions from capital gains                               (1.55)     (1.49)     (2.08)     (0.53)         --

 Total distributions                                            (1.55)     (1.49)     (2.08)     (0.53)         --


 NET ASSET VALUE, END OF PERIOD                                 $16.73     $20.55     $19.20     $19.48     $16.69


 Total return                                                 (12.13)%     15.25%      9.30%     20.12%     13.23%

 Net assets, end of period (in thousands)                      $13,011    $14,123    $12,575     $8,759     $9,252
 Average net assets for the period (in thousands)              $14,379    $13,854    $10,393     $8,621    $10,439
 Ratio of gross expenses to average net assets(1)(2)(3)          1.70%      1.70%      1.70%      1.70%      1.75%
 Ratio of net expenses to average net assets(4)                  1.70%      1.70%      1.70%      1.70%      1.75%
 Ratio of net investment income/(loss) to average net
     assets                                                    (0.01)%    (0.33)%    (0.28)%    (0.26)%    (0.61)%
 Portfolio turnover rate                                          219%        36%        48%        80%        63%
------------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The ratio was 1.91% in 2008, 1.90% in 2007, 1.96% in 2006, 2.11% in 2005,
    and 1.96% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  121


GROWTH AND INCOME FUND - CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                               2008       2007     2006(1)      2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $19.33    $17.78     $17.33     $14.49     $13.39

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.06      0.15       0.09     (0.10)     (0.08)
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (2.78)      2.74       0.68       2.94       1.18

 Total from investment operations                              (2.72)      2.89       0.77       2.84       1.10

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.15)    (0.13)     (0.09)         --         --
 Distributions from capital gains                              (3.18)    (1.21)     (0.23)         --         --

 Total distributions                                           (3.33)    (1.34)     (0.32)         --         --


 NET ASSET VALUE, END OF PERIOD                                $13.28    $19.33     $17.78     $17.33     $14.49


 Total return                                                (16.70)%    16.71%      4.42%     19.60%      8.22%

 Net assets, end of period (in thousands)                      $5,848    $9,395     $8,615     $9,009    $11,753
 Average net assets for the period (in thousands)              $8,313    $9,416     $9,859    $10,038    $13,658
 Ratio of gross expenses to average net assets(2)(3)            1.82%     1.76%      1.66%      1.80%      1.72%
 Ratio of net expenses to average net assets(4)                 1.82%     1.76%      1.66%      1.80%      1.72%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.47%     1.30%      0.64%    (0.25)%    (0.53)%
 Portfolio turnover rate                                          69%       54%        42%        43%        46%
----------------------------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.




(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




122  Janus Adviser Series


LARGE CAP GROWTH FUND - CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                               2008       2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $25.25     $21.22     $21.13     $19.22     $17.68

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.11     (0.01)     (0.10)     (0.13)     (0.11)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.97)       4.04       0.19       2.04       1.65

 Total from investment operations                             (1.86)       4.03       0.09       1.91       1.54

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --         --         --         --         --
 Distributions from capital gains                                 --         --         --         --         --

 Total distributions                                              --         --         --         --         --


 NET ASSET VALUE, END OF PERIOD                               $23.39     $25.25     $21.22     $21.13     $19.22


 Total return                                                (7.37)%     18.99%      0.43%      9.94%      8.71%

 Net assets, end of period (in thousands)                     $4,489     $3,314     $2,291     $2,258     $2,498
 Average net assets for the period (in thousands)             $4,126     $2,640     $2,394     $2,311     $2,859
 Ratio of gross expenses to average net assets(1)(2)(3)        1.66%      1.66%      1.66%      1.66%      1.67%
 Ratio of net expenses to average net assets(4)                1.66%      1.66%      1.66%      1.66%      1.67%
 Ratio of net investment income/(loss) to average net
     assets                                                  (0.04)%    (0.35)%    (0.50)%    (0.73)%    (0.89)%
 Portfolio turnover rate                                         97%        26%        81%        62%        27%
----------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The ratio was 1.81% in 2008, 1.79% in 2007, 1.73% in 2006, 1.81% in 2005,
    and 1.69% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  123


MID CAP GROWTH FUND - CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                               2008       2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $34.84     $27.63     $26.57     $21.06     $18.42

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 (0.04)     (0.09)     (0.11)     (0.12)       0.14
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.28)       7.30       1.17       5.63       2.50

 Total from investment operations                             (0.32)       7.21       1.06       5.51       2.64

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --         --         --         --         --
 Distributions from capital gains                                 --         --         --         --         --

 Total distributions                                              --         --         --         --         --


 NET ASSET VALUE, END OF PERIOD                               $34.52     $34.84     $27.63     $26.57     $21.06


 Total return                                                (0.92)%     26.09%      3.99%     26.16%     14.33%

 Net assets, end of period (in thousands)                    $19,016     $9,196     $4,169     $2,740     $1,932
 Average net assets for the period (in thousands)            $14,187     $6,071     $3,597     $2,281     $1,439
 Ratio of gross expenses to average net assets(1)(2)(3)        1.65%      1.65%      1.65%      1.65%      1.66%
 Ratio of net expenses to average net assets(4)                1.65%      1.65%      1.65%      1.65%      1.66%
 Ratio of net investment income/(loss) to average net
     assets                                                  (0.59)%    (0.71)%    (0.88)%    (1.00)%    (1.12)%
 Portfolio turnover rate                                         55%        35%        43%        32%        30%
----------------------------------------------------------------------------------------------------------------






(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 1.86% in 2008, 1.88% in 2007, 1.90% in 2006, 1.87% in 2005,
    and 1.74% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




124  Janus Adviser Series


ORION FUND - CLASS C
------------------------------------------------------------------------------------------
                                                                  Years ended July 31
                                                               2008       2007       2006

 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.52     $10.80     $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.01       0.01     (0.03)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.13)       3.71       0.83

 Total from investment operations                             (0.12)       3.72       0.80

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --         --         --
 Distributions from capital gains                             (0.03)         --         --

 Total distributions                                          (0.03)         --         --


 NET ASSET VALUE, END OF PERIOD                               $14.37     $14.52     $10.80


 Total return                                                (0.82)%     34.44%      8.00%

 Net assets, end of period (in thousands)                    $12,385     $3,355       $361
 Average net assets for the period (in thousands)             $8,803     $1,433       $291
 Ratio of gross expenses to average net assets(1)(2)(3)        1.97%      1.98%      2.31%
 Ratio of net expenses to average net assets(4)(5)             1.96%      1.95%      2.22%
 Ratio of net investment income/(loss) to average net
     assets                                                  (0.15)%    (0.22)%    (0.66)%
 Portfolio turnover rate                                         83%        18%        57%
------------------------------------------------------------------------------------------






(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 2.38% in 2008, 6.12% in 2007, and 24.49% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The expense ratio includes dividends on short positions. The ratio would be 1.96% in 2008, without the inclusion of dividends on short positions.

(4) The expense ratio reflects expenses after any expense offset arrangements.

(5) The expense ratio includes dividends on short positions. The ratio would be 1.95% in 2008, without the inclusion of dividends on short positions.





                                                       Financial highlights  125


SMALL-MID GROWTH FUND - CLASS C
------------------------------------------------------------------------------------------
                                                                  Years ended July 31
                                                               2008       2007       2006

 NET ASSET VALUE, BEGINNING OF PERIOD                         $13.48     $10.59     $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 (0.04)     (0.05)     (0.04)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.60)       3.06       0.63

 Total from investment operations                             (0.64)       3.01       0.59

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --         --         --
 Distributions from capital gains                             (1.21)     (0.12)         --

 Total distributions                                          (1.21)     (0.12)         --


 NET ASSET VALUE, END OF PERIOD                               $11.63     $13.48     $10.59


 Total return                                                (5.71)%     28.52%      5.90%

 Net assets, end of period (in thousands)                     $1,207     $1,226       $737
 Average net assets for the period (in thousands)             $1,354     $1,002       $443
 Ratio of gross expenses to average net assets(1)(2)(3)        2.07%      2.08%      2.28%
 Ratio of net expenses to average net assets(4)(5)             2.05%      2.05%      2.22%
 Ratio of net investment income/(loss) to average net
     assets                                                  (1.05)%    (1.20)%    (0.79)%
 Portfolio turnover rate                                         85%       100%       261%
------------------------------------------------------------------------------------------






(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 5.36% in 2008, 7.08% in 2007, and 17.57% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The expense ratio includes dividends on short positions. The ratio would be 2.07% in 2008, without the inclusion of dividends on short positions.

(4) The expense ratio reflects expenses after any expense offset arrangements.

(5) The expense ratio includes dividends on short positions. The ratio would be 2.05% in 2008, without the inclusion of dividends on short positions.





126  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                               Glossary of investment terms  127

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



128  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                               Glossary of investment terms  129

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




130  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                               Glossary of investment terms  131

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



132  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                               Glossary of investment terms  133

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




134  Janus Adviser Series

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138

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 GROWTH & CORE
                                   Janus Adviser Balanced Fund
                                   Janus Adviser Contrarian Fund
                                   Janus Adviser Forty Fund
                                   Janus Adviser Fundamental Equity Fund
                                   Janus Adviser Growth and Income Fund
                                   Janus Adviser Large Cap Growth Fund
                                   Janus Adviser Mid Cap Growth Fund
                                   Janus Adviser Orion Fund
                                   Janus Adviser Small-Mid Growth Fund

                              JANUS ADVISER SERIES
                                 CLASS I SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes nine portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              Each Fund in this Prospectus currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Balanced Fund.......................     2
  Janus Adviser Contrarian Fund.....................     8
  Janus Adviser Forty Fund..........................    14
  Janus Adviser Fundamental Equity Fund.............    19
  Janus Adviser Growth and Income Fund..............    25
  Janus Adviser Large Cap Growth Fund...............    31
  Janus Adviser Mid Cap Growth Fund.................    36
  Janus Adviser Orion Fund..........................    42
  Janus Adviser Small-Mid Growth Fund...............    47

FEES AND EXPENSES...................................    51

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies.............................    54
  Risks.............................................    58
  Frequently asked questions about certain risks....    59
  General portfolio policies........................    62

MANAGEMENT OF THE FUNDS
  Investment adviser................................    68
  Payments to financial intermediaries by Janus
  Capital or its affiliates.........................    68
  Management expenses...............................    70
  Investment personnel..............................    74

OTHER INFORMATION...................................    81

DISTRIBUTIONS AND TAXES.............................    85

SHAREHOLDER'S GUIDE
  Pricing of fund shares............................    88
  Administrative, networking, or omnibus positioning
  fees..............................................    90
  Purchases.........................................    90
  Exchanges.........................................    91
  Redemptions.......................................    92
  Excessive trading.................................    93
  Shareholder communications........................    98

FINANCIAL HIGHLIGHTS................................    99

GLOSSARY OF INVESTMENT TERMS........................   109





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER BALANCED FUND

  Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.


  The portfolio managers share day-to-day responsibility for the Fund's investments. In choosing investments for the Fund, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Fund and the other portfolio manager focusing on the fixed-income portion of the Fund. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree



                                                          Risk/return summary  3
  by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  HIGH-YIELD/HIGH-RISK BOND RISK. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Adviser Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and Janus Aspen Series - Balanced Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  5

  BALANCED FUND - CLASS I


   Annual returns for periods ended 12/31
         33.59%    26.13%    (2.17)%   (4.84)%   (6.57)%   14.01%     8.42%     7.67%    10.92%    10.42%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 20.12%     Worst Quarter:  3rd-2001 (5.63)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (9.18)%.



                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                           1 year   5 years   10 years        (9/13/93)
  Class I Shares
    Return Before Taxes                                    10.42%    10.04%     8.99%           10.89%
    Return After Taxes on Distributions                     8.27%     8.97%     7.76%            9.75%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            8.66%     8.43%     7.35%            9.23%
  S&P 500(R) Index(2)                                       5.49%    12.83%     5.91%           10.43%
    (reflects no deduction for expenses, fees, or taxes)
  Lehman Brothers Government/Credit Index(3)                7.23%     4.44%     6.01%            6.02%
    (reflects no deduction for expenses, fees, or taxes)
  Balanced Index(4)                                         6.43%     9.11%     6.30%            7.86%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.


  (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%). Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.





6  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

JANUS ADVISER CONTRARIAN FUND

  Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  CONTRARIAN FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





8  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in




                                                          Risk/return summary  9
  a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 17.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007; and the performance of the Fund's Class S Shares from August 1, 2005 to November 28, 2005, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2005. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.




10  Janus Adviser Series

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  11

  CONTRARIAN FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                                         23.17%    19.00%
                                                                                          2006      2007

   Best Quarter:  4th-2006 12.79%     Worst Quarter:  2nd-2006 (4.12)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (27.72)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (8/1/05)
  Class I Shares
    Return Before Taxes                                              19.00%         19.86%
    Return After Taxes on Distributions                              18.69%         19.69%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   12.42%         17.10%
  S&P 500(R) Index(2)                                                 5.49%          9.47%
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International All Country World
    Index(SM)(3)                                                     11.66%         16.40%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.




12  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2005 to November 28, 2005. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  13

JANUS ADVISER FORTY FUND

  Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FORTY FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.




14  Janus Adviser Series

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



                                                         Risk/return summary  15
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and Janus Aspen Series - Forty Portfolio (formerly named Capital Appreciation Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




16  Janus Adviser Series

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  FORTY FUND - CLASS I


   Annual returns for periods ended 12/31
         57.37%    66.16%   (16.34)%  (21.83)%  (15.85)%   18.92%    17.64%    14.60%    10.74%    36.20%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 41.57%     Worst Quarter:  1st-2001 (17.38)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (24.98)%.



                                                    Average annual total return for periods ended 12/31/07
                                                    ------------------------------------------------------
                                                                                         Since Inception
                                                                                       of Predecessor Fund
                                                      1 year    5 years    10 years          (5/1/97)
  Class I Shares
    Return Before Taxes                               36.20%     19.08%     13.17%            14.77%
    Return After Taxes on Distributions               36.11%     18.96%     13.05%            14.66%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                 23.61%     16.90%     11.84%            13.40%
  Russell 1000(R) Growth Index(2)                     11.81%     12.11%      3.83%             5.53%
    (reflects no deduction for expenses, fees, or
       taxes)
  S&P 500(R) Index(3)                                  5.49%     12.83%      5.91%             7.60%
    (reflects no deduction for expenses, fees, or
       taxes)

                                                    ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  17

  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




18  Janus Adviser Series

JANUS ADVISER FUNDAMENTAL EQUITY FUND

  Fundamental Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FUNDAMENTAL EQUITY FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


  - domestic and foreign common stocks


  - preferred stocks


  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures


  - other securities with equity characteristics (including the use of derivatives)


  The Fund may invest in companies of any size.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has



                                                         Risk/return summary  19
  appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and



20  Janus Adviser Series
  out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and Janus Aspen Series - Fundamental Equity Portfolio (formerly named Equity Income Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below.





                                                         Risk/return summary  21

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




22  Janus Adviser Series

  FUNDAMENTAL EQUITY FUND - CLASS I


   Annual returns for periods ended 12/31
         45.55%    40.94%    (8.31)%  (13.03)%  (17.86)%   23.62%    13.62%    15.73%    10.96%    12.01%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 28.28%     Worst Quarter:  3rd-2002 (15.32)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (23.73)%.



                                                    Average annual total return for periods ended 12/31/07
                                                    ------------------------------------------------------
                                                                                         Since Inception
                                                                                       of Predecessor Fund
                                                      1 year    5 years    10 years          (5/1/97)
  Class I Shares
    Return Before Taxes                               12.01%     14.89%     10.40%            12.78%
    Return After Taxes on Distributions               10.60%     13.90%      9.08%            11.52%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                               9.33%     12.95%      8.73%            11.01%
  S&P 500(R) Index(2)                                  5.49%     12.83%      5.91%             7.60%
    (reflects no deduction for expenses, fees, or
       taxes)
  Russell 1000(R) Growth Index(3)                     11.81%     12.11%      3.83%             5.53%
    (reflects no deduction for expenses, fees, or
       taxes)

                                                    ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  23

  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




24  Janus Adviser Series

JANUS ADVISER GROWTH AND INCOME FUND

  Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GROWTH AND INCOME FUND seeks long-term capital growth and current income.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the Fund may invest include:


  - domestic and foreign common stocks


  - preferred stocks


  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures


  - other securities with equity characteristics



  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




                                                         Risk/return summary  25

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling




26  Janus Adviser Series
  interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities may have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  27

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and Janus Aspen Series - Growth and Income Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




28  Janus Adviser Series

  GROWTH AND INCOME FUND - CLASS I



   Annual returns for periods ended 12/31
                   73.20%   (15.40)%  (12.82)%  (19.45)%   23.94%    11.45%    12.29%     7.52%     8.55%
                    1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 38.24%     Worst Quarter:  3rd-2002 (15.30)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (27.64)%.



                                               Average annual total return for periods ended 12/31/07
                                               ------------------------------------------------------
                                                                                    Since Inception
                                                                                  of Predecessor Fund
                                                           1 year     5 years           (5/1/98)
  Class I Shares
    Return Before Taxes                                     8.55%      12.42%            8.53%
    Return After Taxes on Distributions                     4.92%      11.36%            7.88%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            8.87%      10.70%            7.40%
  S&P 500(R) Index(2)                                       5.49%      12.83%            4.50%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Growth Index(3)                          11.81%      12.11%            2.29%
    (reflects no deduction for expenses, fees, or taxes)

                                                         --------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  29

  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




30  Janus Adviser Series

JANUS ADVISER LARGE CAP GROWTH FUND

  Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $410.3 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                         Risk/return summary  31

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in



32  Janus Adviser Series
  other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and Janus Aspen Series - Large Cap Growth Portfolio (formerly named Growth Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




                                                         Risk/return summary  33

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  LARGE CAP GROWTH FUND - CLASS I*


   Annual returns for periods ended 12/31
         34.99%    44.12%   (13.10)%  (23.23)%  (26.49)%   30.18%     4.49%     3.96%    20.70%    14.12%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 27.58%     Worst Quarter:  3rd-2001 (22.82)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (22.44)%.



                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                           1 year   5 years   10 years        (9/13/93)
  Class I Shares
    Return Before Taxes                                    14.12%    12.11%     5.39%            8.66%
    Return After Taxes on Distributions                    14.12%    12.10%     4.97%            8.14%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            9.36%    10.60%     4.52%            7.50%
  Russell 1000(R) Growth Index(2)                          11.81%    12.11%     3.83%            9.01%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                       5.49%    12.83%     5.91%           10.43%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------




   * The performance for the year ended December 31, 2006 reflects an unusually large fluctuation in asset size and shareholder transactions and is not indicative of future performance.

  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




34  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  35

JANUS ADVISER MID CAP GROWTH FUND

  Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MID CAP GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $20.3 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





36  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified



                                                         Risk/return summary  37
  portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and Janus Aspen Series - Mid Cap Growth Portfolio (formerly named Aggressive Growth Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following



38  Janus Adviser Series
  the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  39

  MID CAP GROWTH FUND - CLASS I


   Annual returns for periods ended 12/31
         33.58%    124.34%  (32.99)%  (39.02)%  (27.72)%   34.41%    20.41%    11.93%    13.53%    21.71%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 59.17%     Worst Quarter:  4th-2000 (32.53)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (19.54)%.



                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                           1 year   5 years   10 years        (9/13/93)
  Class I Shares
    Return Before Taxes                                    21.71%    19.90%     8.17%           11.13%
    Return After Taxes on Distributions                    21.71%    19.90%     7.69%           10.68%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           14.11%    17.68%     7.04%           10.21%
  Russell Midcap(R) Growth Index(2)                        11.43%    17.90%     7.59%           10.36%
    (reflects no deduction for expenses, fees, or taxes)
  S&P MidCap 400 Index(3)                                   7.98%    16.20%    11.20%           13.38%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.




40  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  41

JANUS ADVISER ORION FUND

  Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  ORION FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of September 30, 2008, the Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 80% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





42  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



                                                         Risk/return summary  43

  As of July 31, 2008, approximately 10.1% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007; and the performance of the Fund's Class S Shares from August 1, 2005 to November 28, 2005, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2005. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume



44  Janus Adviser Series
  reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  45

  ORION FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                                         18.60%    29.52%
                                                                                          2006      2007

   Best Quarter:  4th-2006 11.74%     Worst Quarter:  2nd-2006 (3.01)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (25.45)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (8/1/05)
  Class I Shares
    Return Before Taxes                                              29.52%         21.43%
    Return After Taxes on Distributions                              29.35%         21.36%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   19.23%         18.52%
  Russell 3000(R) Growth Index(2)                                    11.40%          9.36%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.



  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2005 to November 28, 2005. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




46  Janus Adviser Series

JANUS ADVISER SMALL-MID GROWTH FUND

  Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  SMALL-MID GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                         Risk/return summary  47

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SMALL- AND MID-SIZED COMPANIES RISK. The Fund invests its equity assets in securities issued by small- and mid-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth, small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant impact or negative effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.





48  Janus Adviser Series

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007; and the performance of the Fund's Class S Shares from August 1, 2005 to November 28, 2005, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2005. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




                                                         Risk/return summary  49

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  SMALL-MID GROWTH FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                                         18.10%    20.43%
                                                                                          2006      2007

   Best Quarter:  1st-2006 17.17%     Worst Quarter:  2nd-2006 (10.23)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (22.21)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (8/1/05)
  Class I Shares
    Return Before Taxes                                              20.43%         17.68%
    Return After Taxes on Distributions                              17.33%         16.31%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   13.62%         14.53%
  Russell 2500(TM) Growth Index(2)                                    9.69%          9.94%
    (reflects no deduction for expenses, fees, or taxes)


                                                                   ---------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2005 to November 28, 2005. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




50  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  51

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                        Short   Acquired  Total Annual            Net Annual
                                                        Sale     Fund(4)      Fund                   Fund
                             Management     Other     Dividend  Fees and    Operating   Expense   Operating
                               Fee(2)    Expenses(3)  Expenses  Expenses   Expenses(5)  Waivers  Expenses(5)
   Balanced Fund -
      Class I                   0.55%       0.05%         N/A     0.00%       0.60%      0.03%      0.57%
   Contrarian Fund(6) -
      Class I                   0.68%       0.19%         N/A     0.00%       0.87%      0.00%      0.87%
   Forty Fund -
      Class I                   0.64%       0.01%         N/A     0.01%       0.66%      0.00%      0.66%
   Fundamental Equity
      Fund -
      Class I                   0.60%       0.29%         N/A     0.00%       0.89%      0.19%      0.70%
   Growth and Income
      Fund -
      Class I                   0.62%       0.12%         N/A     0.00%       0.74%      0.00%      0.74%
   Large Cap Growth Fund -
      Class I                   0.64%       0.13%         N/A     0.00%       0.77%      0.11%      0.66%
   Mid Cap Growth Fund -
      Class I                   0.64%       0.08%         N/A     0.01%       0.73%      0.07%      0.66%
   Orion Fund -
      Class I                   0.64%       0.67%(7)    0.02%(7)  0.01%       1.34%      0.36%      0.98%
   Small-Mid Growth Fund -
      Class I                   0.64%       3.70%       0.00%(8)  0.00%       4.34%      3.27%      1.07%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Contrarian Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.

 (3) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


 (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




52  Janus Adviser Series

--------------------------------------------------------------------------------
 (6) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

 (7) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including such short sale dividends and stock loan fees, Other Expenses are 0.69%.


 (8) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.

--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                          1 Year   3 Years   5 Years   10 Years
                                          -------------------------------------
 Balanced Fund - Class I                   $  61   $   192   $   335    $   750
 Contrarian Fund(1) - Class I              $  89   $   278   $   482    $ 1,073
 Forty Fund - Class I                      $  67   $   211   $   368    $   822
 Fundamental Equity Fund - Class I         $  91   $   284   $   493    $ 1,096
 Growth and Income Fund - Class I          $  76   $   237   $   411    $   918
 Large Cap Growth Fund - Class I           $  79   $   246   $   428    $   954
 Mid Cap Growth Fund - Class I             $  75   $   233   $   406    $   906
 Orion Fund - Class I                      $ 136   $   425   $   734    $ 1,613
 Small-Mid Growth Fund - Class I           $ 435   $ 1,315   $ 2,206    $ 4,486



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




                                                         Risk/return summary  53

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  BALANCED FUND and GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Balanced Fund and Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their investment objectives.

  CONTRARIAN FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


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2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, and Small-Mid Growth Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

4. HOW DO BALANCED FUND AND GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

  Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?

  Balanced Fund and Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Balanced Fund's growth component will normally be 50-60% of its net assets. Growth and Income Fund's growth component will normally be up to 75% of its



                                   Principal investment strategies and risks  55

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  net assets. In addition, the Funds' income component may consist of dividend-
  paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?


  The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Growth and Income Fund may also utilize swaps as a means to gain exposure to certain common stocks.


7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?

  Balanced Fund's income component will consist primarily of fixed-income securities. The income component of Growth and Income Fund will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.

  Equity securities may be included in the income component of Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."

8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY BALANCED FUND OR GROWTH AND INCOME FUND INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or



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  comparable fixed rate securities, and may not always follow this pattern. The income component of Balanced Fund's holdings includes fixed-income securities. The income component of Growth and Income Fund's holdings may include fixed-income securities.


9. HOW DOES THE PORTFOLIO MANAGER OF CONTRARIAN FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.



10. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

11. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds, particularly Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.




                                   Principal investment strategies and risks  57

RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




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FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF CONTRARIAN FUND, FORTY FUND, AND ORION FUND AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the funds. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund. Since Forty Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the



                                   Principal investment strategies and risks  59
    government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. Contrarian Fund and Orion Fund have at times invested a significant portion of their assets in emerging markets and may continue to do so.


  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult



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  for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.




                                   Principal investment strategies and risks  61

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

8. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.





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  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset



                                   Principal investment strategies and risks  63
  gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Contrarian Fund's, Fundamental Equity Fund's, Large Cap Growth Fund's, Mid Cap Growth Fund's, and Small-Mid Growth Fund's net assets and 35% or less of each of the other Fund's net assets)




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  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund only, no more than 20% of the Fund's total assets)

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




                                   Principal investment strategies and risks  65

  SWAP AGREEMENTS

  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific



66  Janus Adviser Series
  development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





                                   Principal investment strategies and risks  67

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

68  Janus Adviser Series
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




                                                     Management of the Funds  69

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.




                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Balanced Fund               All Asset Levels          0.55                   0.52
  Forty Fund                  All Asset Levels          0.64                   0.62(2)
  Fundamental Equity Fund     All Asset Levels          0.60                   0.42
  Growth and Income Fund      All Asset Levels          0.62                   0.62
  Large Cap Growth Fund       All Asset Levels          0.64                   0.54
  Mid Cap Growth Fund         All Asset Levels          0.64                   0.54(2)
  Orion Fund                  All Asset Levels          0.64                   0.25(2)
  Small-Mid Growth Fund       All Asset Levels          0.64                   0.00(3)
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.




  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.





70  Janus Adviser Series

  (3) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.



  Contrarian Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                            Performance         Actual Investment
                                         Performance         Adjusted       Advisory Fee(1) (%) (for
                                          Hurdle vs.        Investment        the fiscal year ended
  Fund Name             Base Fee (%)   Benchmark Index   Advisory Fee (%)        July 31, 2008)
----------------------------------------------------------------------------------------------------
  Contrarian Fund           0.64           +/-7.00%            0.68                   0.68
----------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.





  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by




                                                     Management of the Funds  71
  contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.

  CONTRARIAN FUND

  For Contrarian Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.

  Only the base fee rate applied until February 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions



72  Janus Adviser Series
  is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Balanced Fund                                           0.57
  Contrarian Fund(1)                                      0.95
  Forty Fund                                              0.67
  Fundamental Equity Fund                                 0.70
  Growth and Income Fund                                  0.99
  Large Cap Growth Fund                                   0.66
  Mid Cap Growth Fund                                     0.65
  Orion Fund                                              0.95
  Small-Mid Growth Fund                                   1.05
--------------------------------------------------------------------------






  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





                                                     Management of the Funds  73

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


BALANCED FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

CONTRARIAN FUND
--------------------------------------------------------------------------------
    DAVID C. DECKER, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




74  Janus Adviser Series

FORTY FUND
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Adviser Orion Fund from its inception (August
    2005) to December 2007 and Janus Adviser Small-Mid Growth Fund from its inception (August 2005) to February 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

FUNDAMENTAL EQUITY FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Adviser Fundamental Equity Fund and has done so since November 2007.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.


GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Janus Adviser Growth and Income Fund, which he has managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr.
    Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  75

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Janus Adviser Mid Cap Growth Fund from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.


    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-
    2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


MID CAP GROWTH FUND
--------------------------------------------------------------------------------

    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.





76  Janus Adviser Series

ORION FUND
--------------------------------------------------------------------------------

    JOHN EISINGER is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund, which he has managed since January 2008. He joined Janus Capital in 2003 as an equity research analyst. Prior to joining Janus Capital, Mr. Eisinger was an equity analyst for Palantir Partners LP from 2002 to 2003. Mr. Eisinger holds a Bachelor's degree (summa cum laude) in Finance from Boston College, Carroll School of Management.


SMALL-MID GROWTH FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Chad Meade and Brian A. Schaub jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


    CHAD MEADE is Executive Vice President and Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other accounts. In addition, Mr. Meade performs duties as a research analyst. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech.



    BRIAN A. SCHAUB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other Janus accounts. In addition, Mr. Schaub performs duties as a research analyst. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




                                                     Management of the Funds  77

PERFORMANCE OF COMPARABLE ACCOUNTS

  JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF JANUS CONTRARIAN COMPOSITE

  The following chart shows the historical performance of the Janus Contrarian Composite (the "Composite"). The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


  As of September 30, 2008, the Composite consisted of ten advisory accounts, three of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $6.9 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

  Non-mutual fund accounts in the Composite are not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                 Average annual total return for periods ended 09/30/08
                                 ------------------------------------------------------
                                             1 year      5 years     Since Inception(1)
  Janus Contrarian Composite                (26.69)%      12.19%             6.44%
  S&P 500(R) Index(2)                       (21.98)%       5.17%           (0.14)%

                                          ---------------------------------------------




  (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.





78  Janus Adviser Series

  JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE

  The following chart shows the historical performance of the Concentrated All Cap Growth Composite (the "Composite"). The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


  As of September 30, 2008, the Composite consisted of five advisory accounts, four of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $4.6 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Orion Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.





                                                     Management of the Funds  79

  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                      Average annual total return for periods ended 09/30/08
                                      ------------------------------------------------------
                                                  1 year      5 years     Since Inception(1)
  Concentrated All Cap Growth Composite          (23.89)%      13.04%           (0.34)%
  Russell 3000(R) Growth Index(2)                (20.60)%       3.96%           (5.62)%
  S&P 500(R) Index(3)                            (21.98)%       5.17%           (0.94)%

                                               ---------------------------------------------




  (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.



80  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Funds currently offer five classes of shares. Only Class I Shares are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry.

                                                           Other information  81

  On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The




82  Janus Adviser Series
  plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




                                                           Other information  83

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




84  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income for Balanced Fund and Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Funds are normally declared and distributed in December. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a

                                                     Distributions and taxes  85
  tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



86  Janus Adviser Series
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  87

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

88  Janus Adviser Series
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not



                                                         Shareholder's guide  89
  responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.


ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's



90  Janus Adviser Series
  identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure



                                                         Shareholder's guide  91
  to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Funds may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.





92  Janus Adviser Series

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or



                                                         Shareholder's guide  93
  control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"

  - redemption fees (where applicable on certain classes of certain funds); and

  - exchange limitations (for accounts held directly with the Funds) as described under "Exchanges."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, for accounts holding Shares directly, the Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.




94  Janus Adviser Series

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.




                                                         Shareholder's guide  95

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.




96  Janus Adviser Series

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and




                                                         Shareholder's guide  97
  procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. The Trust's fiscal year ends July 31.




98  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Funds (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  99


BALANCED FUND - CLASS I
---------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008        2007       2006(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                         $27.03      $25.96       $26.55

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.59        1.02         0.38
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.21)        2.66         0.33

 Total from investment operations                               0.38        3.68         0.71

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.63)      (0.64)       (0.76)
 Distributions from capital gains                             (2.28)      (1.97)       (0.54)

 Total distributions                                          (2.91)      (2.61)       (1.30)


 NET ASSET VALUE, END OF PERIOD                               $24.50      $27.03       $25.96


 Total return(2)                                               1.15%      14.64%        2.73%

 Net assets, end of period (in thousands)                    $21,948      $2,906          $10
 Average net assets for the period (in thousands)            $14,149        $737          $10
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                        0.57%       0.58%        0.57%
 Ratio of net expenses to average net assets(3)(7)             0.57%       0.57%        0.57%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 2.52%       2.54%        2.03%
 Portfolio turnover rate(3)                                      94%         54%          49%

---------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.60% in 2008, 0.61% in 2007, and 0.63% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.





100  Janus Adviser Series


CONTRARIAN FUND - CLASS I
----------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008         2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $14.98      $11.00       $10.43

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.04        0.02         0.06
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.83)        4.01         0.52

 Total from investment operations                              (1.79)        4.03         0.58

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                              --      (0.05)           --
 Distributions from capital gains                              (0.14)          --       (0.01)
 Tax return of capital                                             --(2)      N/A          N/A

 Total distributions and other                                 (0.14)      (0.05)       (0.01)


 NET ASSET VALUE, END OF PERIOD                                $13.05      $14.98       $11.00


 Total return(3)                                             (12.07)%      36.71%        5.55%

 Net assets, end of period (in thousands)                     $18,198      $6,383          $58
 Average net assets for the period (in thousands)             $13,961      $2,029          $32
 Ratio of gross expenses to average net assets(4)(5)(6)         0.87%       0.95%        1.21%
 Ratio of net expenses to average net assets(4)(7)              0.87%       0.95%        1.18%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                  0.71%       0.64%        1.61%
 Portfolio turnover rate(4)                                       49%         61%          37%
----------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.

(2) Distributions from capital gains includes tax return of capital, less than $0.01 per share.

(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The ratio was 1.00% in 2007 and 5.97% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  101


FORTY FUND - CLASS I
-----------------------------------------------------------------------------------------------
                                                                Years or Period ended July 31
                                                               2008          2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $34.48       $28.40       $28.80

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.12         0.07         0.09
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 5.35         7.15       (0.49)

 Total from investment operations                                5.47         7.22       (0.40)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.15)       (0.10)           --
 Distributions from capital gains                              (0.01)       (1.04)           --

 Total distributions                                           (0.16)       (1.14)           --


 NET ASSET VALUE, END OF PERIOD                                $39.79       $34.48       $28.40


 Total return(2)                                               15.84%       25.86%      (1.39)%

 Net assets, end of period (in thousands)                    $783,030      $97,395       $8,532
 Average net assets for the period (in thousands)            $364,025      $39,961       $5,846
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)(7)                                      0.65%        0.68%        0.69%
 Ratio of net expenses to average net assets(3)(7)(8)           0.65%        0.68%        0.69%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  0.36%        0.60%        0.72%
 Portfolio turnover rate(3)                                       40%          22%          55%
-----------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.65% in 2008, 0.68% in 2007, and 0.70% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(7) The expense ratio includes dividends on short positions. The ratio would be 0.66% in 2007 and 0.68% in 2006, without the inclusion of dividends on short positions.

(8) The expense ratio reflects expenses after any expense offset arrangements.






102  Janus Adviser Series


FUNDAMENTAL EQUITY FUND - CLASS I
----------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008         2007       2006(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                          $20.88      $19.37       $20.80

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.07        0.11         0.11
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (2.19)        2.97         0.60

 Total from investment operations                              (2.12)        3.08         0.71

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.08)      (0.08)       (0.06)
 Distributions from capital gains                              (1.55)      (1.49)       (2.08)

 Total distributions                                           (1.63)      (1.57)       (2.14)


 NET ASSET VALUE, END OF PERIOD                                $17.13      $20.88       $19.37


 Total return(2)                                             (11.24)%      16.42%        3.54%

 Net assets, end of period (in thousands)                      $1,503        $185         $110
 Average net assets for the period (in thousands)              $1,033        $137          $56
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                         0.70%       0.70%        0.71%
 Ratio of net expenses to average net assets(3)(7)              0.70%       0.70%        0.70%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  0.98%       0.66%        0.81%
 Portfolio turnover rate(3)                                      219%         36%          48%

----------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.89% in 2008, 0.85% in 2007, and 1.08% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  103


GROWTH AND INCOME FUND - CLASS I
----------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008         2007       2006(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                          $19.22      $17.69       $18.11

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.28        0.32         0.25
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (2.84)        2.72       (0.16)

 Total from investment operations                              (2.56)        3.04         0.09

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.25)      (0.30)       (0.28)
 Distributions from capital gains                              (3.18)      (1.21)       (0.23)

 Total distributions                                           (3.43)      (1.51)       (0.51)


 NET ASSET VALUE, END OF PERIOD                                $13.23      $19.22       $17.69


 Total return(2)                                             (15.89)%      17.81%        0.44%

 Net assets, end of period (in thousands)                      $1,327        $116          $25
 Average net assets for the period (in thousands)              $1,605         $82          $17
 Ratio of gross expenses to average net assets(3)(4)(5)         0.74%       0.77%        0.76%
 Ratio of net expenses to average net assets(3)(6)              0.74%       0.77%        0.75%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  1.64%       2.42%        2.19%
 Portfolio turnover rate(3)                                       69%         54%          42%

----------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(6) The expense ratio reflects expenses after any expense offset arrangements.




104  Janus Adviser Series


LARGE CAP GROWTH FUND - CLASS I
----------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008       2007(1)      2006(2)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $27.82       $23.21       $21.50

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.07       (3.58)         3.84
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.84)         8.27       (2.13)

 Total from investment operations                             (1.77)         4.69         1.71

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.19)       (0.08)           --
 Distributions from capital gains                                 --           --           --

 Total distributions                                          (0.19)       (0.08)           --


 NET ASSET VALUE, END OF PERIOD                               $25.86       $27.82       $23.21


 Total return(3)                                             (6.44)%       20.25%        7.95%(4)

 Net assets, end of period (in thousands)                    $46,166         $531          $11
 Average net assets for the period (in thousands)            $49,348         $306         $193
 Ratio of gross expenses to average net
     assets(5)(6)(7)(8)                                        0.66%        0.66%        0.54%
 Ratio of net expenses to average net assets(5)(9)             0.66%        0.66%        0.54%
 Ratio of net investment income/(loss) to average net
     assets(5)                                                 0.94%        0.79%        1.34%
 Portfolio turnover rate(5)                                      97%          26%          81%
----------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(3) Total return not annualized for periods of less than one year.
(4) Total return for the period ended July 31, 2006 reflects large fluctuations in asset size and shareholder transactions and is not indicative of future performance.
(5) Annualized for periods of less than one full year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.

(7) The ratio was 0.77% in 2008, 0.76% in 2007, and 0.54% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(8) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(9) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  105


MID CAP GROWTH FUND - CLASS I
-------------------------------------------------------------------------------------------------
                                                                 Years or Period ended July 31
                                                               2008         2007       2006(1)(2)


 NET ASSET VALUE, BEGINNING OF PERIOD                          $35.70      $28.03        $27.98

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.03      (0.05)          0.05
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (0.01)        7.72            --

 Total from investment operations                                0.02        7.67          0.05

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              --          --            --
 Distributions from capital gains                                  --          --            --

 Total distributions                                               --          --            --


 NET ASSET VALUE, END OF PERIOD                                $35.72      $35.70        $28.03


 Total return(3)                                                0.06%      27.36%         0.18%

 Net assets, end of period (in thousands)                    $290,594      $7,124           $57
 Average net assets for the period (in thousands)             $78,224        $731           $22
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)                                         0.65%       0.67%         0.66%
 Ratio of net expenses to average net assets(4)(8)              0.65%       0.65%         0.65%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                  0.36%       0.01%         0.11%
 Portfolio turnover rate(4)                                       55%         35%           43%

-------------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 0.72% in 2008, 0.79% in 2007, and 0.94% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(8) The expense ratio reflects expenses after any expense offset arrangements.




106  Janus Adviser Series


ORION FUND - CLASS I
--------------------------------------------------------------------------------------------
                                                              Years or Period ended July 31
                                                              2008        2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                        $14.79      $10.89       $10.43

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.09      (0.01)         0.04
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (0.07)        3.91         0.42

 Total from investment operations                              0.02        3.90         0.46

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.04)          --           --
 Distributions from capital gains                            (0.03)          --           --

 Total distributions                                         (0.07)          --           --


 NET ASSET VALUE, END OF PERIOD                              $14.74      $14.79       $10.89


 Total return(2)                                              0.14%      35.81%        4.41%

 Net assets, end of period (in thousands)                    $1,718        $246          $10
 Average net assets for the period (in thousands)            $1,055         $71          $11
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                       0.97%       1.00%        1.31%
 Ratio of net expenses to average net assets(3)(7)(8)         0.96%       0.95%        1.21%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                0.88%       0.64%        0.12%
 Portfolio turnover rate(3)                                     83%         18%          57%
--------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.33% in 2008, 4.57% in 2007, and 14.69% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio includes dividends on short positions. The ratio would be 0.96% in 2008, without the inclusion of dividends on short positions.

(7) The expense ratio reflects expenses after any expense offset arrangements.

(8) The expense ratio includes dividends on short positions. The ratio would be 0.95% in 2008, without the inclusion of dividends on short positions.





                                                       Financial highlights  107


SMALL-MID GROWTH FUND - CLASS I
----------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008         2007       2006(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                         $13.70       $10.65       $10.38

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.07         0.05         0.01
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.58)         3.12         0.26

 Total from investment operations                             (0.51)         3.17         0.27

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --           --           --
 Distributions from capital gains                             (1.21)       (0.12)           --

 Total distributions                                          (1.21)       (0.12)           --


 NET ASSET VALUE, END OF PERIOD                               $11.98       $13.70       $10.65


 Total return(2)                                             (4.61)%       29.87%        2.60%

 Net assets, end of period (in thousands)                       $818         $846         $334
 Average net assets for the period (in thousands)               $873         $641         $121
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                        1.07%        1.09%        1.34%
 Ratio of net expenses to average net assets(3)(7)(8)          1.05%        1.05%        1.20%
 Ratio of net investment income/(loss) to average net
     assets(3)                                               (0.05)%      (0.19)%        0.20%
 Portfolio turnover rate(3)                                      85%         100%         261%

----------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 4.34% in 2008, 5.87% in 2007, and 11.37% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio includes dividends on short positions. The ratio would be 1.07% in 2008, without the inclusion of dividends on short positions.

(7) The expense ratio reflects expenses after any expense offset arrangements.

(8) The expense ratio includes dividends on short positions. The ratio would be 1.05% in 2008, without the inclusion of dividends on short positions.





108  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                               Glossary of investment terms  109

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



110  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                               Glossary of investment terms  111

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




112  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                               Glossary of investment terms  113

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



114  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                               Glossary of investment terms  115

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




116  Janus Adviser Series

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 GROWTH & CORE
                                   Janus Adviser Balanced Fund
                                   Janus Adviser Contrarian Fund
                                   Janus Adviser Forty Fund
                                   Janus Adviser Fundamental Equity Fund
                                   Janus Adviser Growth and Income Fund
                                   Janus Adviser Large Cap Growth Fund
                                   Janus Adviser Mid Cap Growth Fund
                                   Janus Adviser Orion Fund
                                   Janus Adviser Small-Mid Growth Fund

                              JANUS ADVISER SERIES
                                 CLASS R SHARES
                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes nine portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              Each Fund in this Prospectus currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Balanced Fund.......................     2
  Janus Adviser Contrarian Fund.....................     8
  Janus Adviser Forty Fund..........................    12
  Janus Adviser Fundamental Equity Fund.............    17
  Janus Adviser Growth and Income Fund..............    23
  Janus Adviser Large Cap Growth Fund...............    29
  Janus Adviser Mid Cap Growth Fund.................    34
  Janus Adviser Orion Fund..........................    40
  Janus Adviser Small-Mid Growth Fund...............    44

FEES AND EXPENSES...................................    48

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies.............................    52
  Risks.............................................    56
  Frequently asked questions about certain risks....    57
  General portfolio policies........................    60

MANAGEMENT OF THE FUNDS
  Investment adviser................................    66
  Payments to financial intermediaries by Janus
  Capital or its affiliates.........................    66
  Management expenses...............................    68
  Investment personnel..............................    73

OTHER INFORMATION...................................    80

DISTRIBUTIONS AND TAXES.............................    83

SHAREHOLDER'S GUIDE
  Pricing of fund shares............................    86
  Distribution and service fees.....................    87
  Purchases.........................................    88
  Exchanges.........................................    89
  Redemptions.......................................    90
  Excessive trading.................................    91
  Shareholder communications........................    95

FINANCIAL HIGHLIGHTS................................    96

GLOSSARY OF INVESTMENT TERMS........................   106





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER BALANCED FUND

  Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.


  The portfolio managers share day-to-day responsibility for the Fund's investments. In choosing investments for the Fund, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Fund and the other portfolio manager focusing on the fixed-income portion of the Fund. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree



                                                          Risk/return summary  3
  by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  HIGH-YIELD/HIGH-RISK BOND RISK. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Adviser Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and Janus Aspen Series - Balanced Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  5

  BALANCED FUND - CLASS R


   Annual returns for periods ended 12/31
         33.36%    25.84%    (2.41)%   (5.07)%   (6.82)%   13.76%     8.16%     7.42%    10.10%     9.57%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 19.97%     Worst Quarter:  3rd-2001 (5.74)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (9.72)%.



                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                           1 year   5 years   10 years        (9/13/93)
  Class R Shares
    Return Before Taxes                                     9.57%     9.78%     8.74%           10.84%
    Return After Taxes on Distributions                     7.58%     8.72%     7.51%            9.71%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            8.04%     8.21%     7.13%            9.19%
  S&P 500(R) Index(2)                                       5.49%    12.83%     5.91%           10.43%
    (reflects no deduction for expenses, fees, or taxes)
  Lehman Brothers Government/Credit Index(3)                7.23%     4.44%     6.01%            6.02%
    (reflects no deduction for expenses, fees, or taxes)
  Balanced Index(4)                                         6.43%     9.11%     6.30%            7.86%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.


  (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%). Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.





6  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                          Risk/return summary  7

JANUS ADVISER CONTRARIAN FUND

  Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  CONTRARIAN FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





8  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in




                                                          Risk/return summary  9
  a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 17.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class R Shares of the Fund commenced operations on August 1, 2005. The performance shown reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Adviser Series

  CONTRARIAN FUND - CLASS R


   Annual returns for periods ended 12/31
                                                                                         22.38%    18.02%
                                                                                          2006      2007

   Best Quarter:  4th-2006 12.62%     Worst Quarter:  2nd-2006 (4.22)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (28.08)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (8/1/05)
  Class R Shares
    Return Before Taxes                                              18.02%         19.92%
    Return After Taxes on Distributions                              17.71%         19.78%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   11.78%         17.16%
  S&P 500(R) Index(2)                                                 5.49%          9.47%
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International All Country World
    Index(SM)(3)                                                     11.66%         16.40%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using distributions for the Fund's Class R Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

JANUS ADVISER FORTY FUND

  Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FORTY FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.




12  Janus Adviser Series

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



                                                         Risk/return summary  13
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and Janus Aspen Series - Forty Portfolio (formerly named Capital Appreciation Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




14  Janus Adviser Series

  FORTY FUND - CLASS R


   Annual returns for periods ended 12/31
         57.37%    65.85%   (16.58)%  (22.02)%  (16.06)%   18.72%    17.36%    14.29%     9.94%    35.22%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 41.55%     Worst Quarter:  1st-2001 (17.47)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (25.40)%.



                                                    Average annual total return for periods ended 12/31/07
                                                    ------------------------------------------------------
                                                                                         Since Inception
                                                                                       of Predecessor Fund
                                                      1 year    5 years    10 years          (5/1/97)
  Class R Shares
    Return Before Taxes                               35.22%     18.81%     12.93%           14.54%
    Return After Taxes on Distributions               35.21%     18.68%     12.81%           14.43%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                 22.90%     16.64%     11.62%           13.19%
  Russell 1000(R) Growth Index(2)                     11.81%     12.11%      3.83%            5.53%
    (reflects no deduction for expenses, fees, or
       taxes)
  S&P 500(R) Index(3)                                  5.49%     12.83%      5.91%            7.60%
    (reflects no deduction for expenses, fees, or
       taxes)

                                                    ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  15

  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




16  Janus Adviser Series

JANUS ADVISER FUNDAMENTAL EQUITY FUND

  Fundamental Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FUNDAMENTAL EQUITY FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


  - domestic and foreign common stocks


  - preferred stocks


  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures


  - other securities with equity characteristics (including the use of derivatives)


  The Fund may invest in companies of any size.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has



                                                         Risk/return summary  17
  appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and



18  Janus Adviser Series
  out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and Janus Aspen Series - Fundamental Equity Portfolio (formerly named Equity Income Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below.





                                                         Risk/return summary  19

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




20  Janus Adviser Series

  FUNDAMENTAL EQUITY FUND - CLASS R


   Annual returns for periods ended 12/31
         45.55%    40.94%    (8.31)%  (13.03)%  (17.89)%   23.49%    13.12%    15.43%    10.17%    11.24%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 28.28%     Worst Quarter:  3rd-2002 (15.33)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (24.13)%.



                                                    Average annual total return for periods ended 12/31/07
                                                    ------------------------------------------------------
                                                                                         Since Inception
                                                                                       of Predecessor Fund
                                                      1 year    5 years    10 years          (5/1/97)
  Class R Shares
    Return Before Taxes                               11.24%     14.59%     10.25%            12.65%
    Return After Taxes on Distributions                9.88%     13.60%      8.94%            11.38%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                               8.81%     12.68%      8.60%            10.88%
  S&P 500(R) Index(2)                                  5.49%     12.83%      5.91%             7.60%
    (reflects no deduction for expenses, fees, or
       taxes)
  Russell 1000(R) Growth Index(3)                     11.81%     12.11%      3.83%             5.53%
    (reflects no deduction for expenses, fees, or
       taxes)

                                                    ------------------------------------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  21

  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




22  Janus Adviser Series

JANUS ADVISER GROWTH AND INCOME FUND

  Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GROWTH AND INCOME FUND seeks long-term capital growth and current income.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the Fund may invest include:


  - domestic and foreign common stocks


  - preferred stocks


  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures


  - other securities with equity characteristics



  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




                                                         Risk/return summary  23

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling




24  Janus Adviser Series
  interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities may have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  25

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and Janus Aspen Series - Growth and Income Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




26  Janus Adviser Series

  GROWTH AND INCOME FUND - CLASS R


   Annual returns for periods ended 12/31
                   73.20%   (15.59)%  (12.82)%  (19.66)%   23.66%    11.14%    12.03%     6.86%     7.83%
                    1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 38.24%     Worst Quarter:  3rd-2002 (15.37)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (28.04)%.



                                               Average annual total return for periods ended 12/31/07
                                               ------------------------------------------------------
                                                                                    Since Inception
                                                                                  of Predecessor Fund
                                                           1 year     5 years           (5/1/98)
  Class R Shares
    Return Before Taxes                                     7.83%      12.15%            8.34%
    Return After Taxes on Distributions                     4.32%      11.06%            7.68%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            8.38%      10.46%            7.22%
  S&P 500(R) Index(2)                                       5.49%      12.83%            4.50%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Growth Index(3)                          11.81%      12.11%            2.29%
    (reflects no deduction for expenses, fees, or taxes)

                                                         --------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  27

  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




28  Janus Adviser Series

JANUS ADVISER LARGE CAP GROWTH FUND

  Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $410.3 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                         Risk/return summary  29

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in



30  Janus Adviser Series
  other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and Janus Aspen Series - Large Cap Growth Portfolio (formerly named Growth Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  31

  LARGE CAP GROWTH FUND - CLASS R


   Annual returns for periods ended 12/31
         34.99%    43.63%   (13.58)%  (23.43)%  (26.94)%   30.18%     4.14%     3.68%     9.79%    13.54%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 27.58%     Worst Quarter:  3rd-2001 (23.13)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (22.90)%.



                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                           1 year   5 years   10 years        (9/13/93)
  Class R Shares
    Return Before Taxes                                    13.54%    11.92%     5.12%            8.51%
    Return After Taxes on Distributions                    13.38%    11.88%     4.70%            7.99%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            8.84%    10.42%     4.28%            7.36%
  Russell 1000(R) Growth Index(2)                          11.81%    12.11%     3.83%            9.01%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                       5.49%    12.83%     5.91%           10.43%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




32  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  33

JANUS ADVISER MID CAP GROWTH FUND

  Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MID CAP GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $20.3 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





34  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified



                                                         Risk/return summary  35
  portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and Janus Aspen Series - Mid Cap Growth Portfolio (formerly named Aggressive Growth Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects



36  Janus Adviser Series
  the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  37

  MID CAP GROWTH FUND - CLASS R


   Annual returns for periods ended 12/31
         33.58%    124.16%  (33.47)%  (39.28)%  (28.08)%   34.35%    20.19%    11.65%    12.69%    20.84%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 59.17%     Worst Quarter:  4th-2000 (32.53)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (19.97)%.



                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                           1 year   5 years   10 years        (9/13/93)
  Class R Shares
    Return Before Taxes                                    20.84%    19.68%     7.89%           10.98%
    Return After Taxes on Distributions                    20.84%    19.68%     7.42%           10.53%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           13.54%    17.47%     6.79%            9.78%
  Russell Midcap(R) Growth Index(2)                        11.43%    17.90%     7.59%           10.36%
    (reflects no deduction for expenses, fees, or taxes)
  S&P MidCap 400 Index(3)                                   7.98%    16.20%    11.20%           13.38%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.




38  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  39

JANUS ADVISER ORION FUND

  Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  ORION FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of September 30, 2008, the Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 80% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





40  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



                                                         Risk/return summary  41

  As of July 31, 2008, approximately 10.1% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class R Shares of the Fund commenced operations on August 1, 2005. The performance shown reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





42  Janus Adviser Series

  ORION FUND - CLASS R


   Annual returns for periods ended 12/31
                                                                                         17.79%    28.55%
                                                                                          2006      2007

   Best Quarter:  4th-2006 11.46%     Worst Quarter:  2nd-2006 (3.11)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (25.80)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (8/1/05)
  Class R Shares
    Return Before Taxes                                              28.55%         21.48%
    Return After Taxes on Distributions                              28.49%         21.46%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   18.59%         18.60%
  Russell 3000(R) Growth Index(2)                                    11.40%          9.36%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.


  After-tax returns are calculated using distributions for the Fund's Class R Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                         Risk/return summary  43

JANUS ADVISER SMALL-MID GROWTH FUND

  Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  SMALL-MID GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





44  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SMALL- AND MID-SIZED COMPANIES RISK. The Fund invests its equity assets in securities issued by small- and mid-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth, small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant impact or negative effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.





                                                         Risk/return summary  45

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class R Shares of the Fund commenced operations on August 1, 2005. The performance shown reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




46  Janus Adviser Series

  SMALL-MID GROWTH FUND - CLASS R


   Annual returns for periods ended 12/31
                                                                                         17.18%    19.56%
                                                                                          2006      2007

   Best Quarter:  1st-2006 17.00%     Worst Quarter:  2nd-2006 (10.41)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (22.68)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (8/1/05)
  Class R Shares
    Return Before Taxes                                              19.56%         17.73%
    Return After Taxes on Distributions                              16.42%         16.34%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   13.05%         14.56%
  Russell 2500(TM) Growth Index(2)                                    9.69%          9.94%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

  After-tax returns are calculated using distributions for the Fund's Class R Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                         Risk/return summary  47

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class R Shares do not impose sales charges when you buy or sell the Funds' Class R Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




48  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class R
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None




------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                              Acquired     Total                  Net
                                                                    Short      Fund(5)     Annual                Annual
                                       Distribution                 Sale        Fees        Fund                  Fund
                           Management     (12b-1)       Other     Dividend       and     Operating   Expense   Operating
                             Fee(2)       Fees(3)    Expenses(4)  Expenses    Expenses  Expenses(6)  Waivers  Expenses(6)
Balanced Fund -
  Class R                     0.55%        0.50%        0.31%         N/A       0.00%      1.36%      0.03%      1.33%
Contrarian Fund(7) -
  Class R                     0.68%        0.50%        0.44%         N/A       0.00%      1.62%      0.00%      1.62%
Forty Fund -
  Class R                     0.64%        0.50%        0.26%         N/A       0.01%      1.41%      0.00%      1.41%
Fundamental Equity
  Fund -
  Class R                     0.60%        0.50%        0.68%         N/A       0.00%      1.78%      0.32%      1.46%
Growth and Income Fund -
  Class R                     0.62%        0.50%        0.37%         N/A       0.00%      1.49%      0.00%      1.49%
Large Cap Growth Fund -
  Class R                     0.64%        0.50%        0.40%         N/A       0.00%      1.54%      0.13%      1.41%
Mid Cap Growth Fund -
  Class R                     0.64%        0.50%        0.35%         N/A       0.01%      1.50%      0.09%      1.41%
Orion Fund -
  Class R                     0.64%        0.50%        0.93%(8)    0.02%(8)    0.01%      2.10%      0.37%      1.73%
Small-Mid Growth Fund -
  Class R                     0.64%        0.50%        3.80%       0.00%(9)    0.00%      4.94%      3.12%      1.82%

------------------------------------------------------------------------------------------------------------------------------------




  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Contrarian Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.
 (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (4) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


--------------------------------------------------------------------------------




                                                         Risk/return summary  49

--------------------------------------------------------------------------------


 (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

 (7) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

 (8) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including such short sale dividends and stock loan fees, Other Expenses are 0.95%.


 (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.


--------------------------------------------------------------------------------




50  Janus Adviser Series

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                         1 Year   3 Years   5 Years   10 Years
                                         -------------------------------------
 Balanced Fund - Class R                  $ 138   $   431   $   745    $ 1,635
 Contrarian Fund(1) - Class R             $ 165   $   511   $   881    $ 1,922
 Forty Fund - Class R                     $ 144   $   446   $   771    $ 1,691
 Fundamental Equity Fund - Class R        $ 181   $   560   $   964    $ 2,095
 Growth and Income Fund - Class R         $ 152   $   471   $   813    $ 1,779
 Large Cap Growth Fund - Class R          $ 157   $   486   $   839    $ 1,834
 Mid Cap Growth Fund - Class R            $ 153   $   474   $   818    $ 1,791
 Orion Fund - Class R                     $ 213   $   658   $ 1,129    $ 2,431
 Small-Mid Growth Fund - Class R          $ 494   $ 1,483   $ 2,474    $ 4,955




--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




                                                         Risk/return summary  51

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  BALANCED FUND and GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Balanced Fund and Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their investment objectives.

  CONTRARIAN FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


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2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, and Small-Mid Growth Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

4. HOW DO BALANCED FUND AND GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

  Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?

  Balanced Fund and Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Balanced Fund's growth component will normally be 50-60% of its net assets. Growth and Income Fund's growth component will normally be up to 75% of its



                                   Principal investment strategies and risks  53

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  net assets. In addition, the Funds' income component may consist of dividend-
  paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?


  The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Growth and Income Fund may also utilize swaps as a means to gain exposure to certain common stocks.


7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?

  Balanced Fund's income component will consist primarily of fixed-income securities. The income component of Growth and Income Fund will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.

  Equity securities may be included in the income component of Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."

8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY BALANCED FUND OR GROWTH AND INCOME FUND INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or



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  comparable fixed rate securities, and may not always follow this pattern. The income component of Balanced Fund's holdings includes fixed-income securities. The income component of Growth and Income Fund's holdings may include fixed-income securities.


9. HOW DOES THE PORTFOLIO MANAGER OF CONTRARIAN FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.



10. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

11. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds, particularly Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.




                                   Principal investment strategies and risks  55

RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




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FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF CONTRARIAN FUND, FORTY FUND, AND ORION FUND AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the funds. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund. Since Forty Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the



                                   Principal investment strategies and risks  57
    government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. Contrarian Fund and Orion Fund have at times invested a significant portion of their assets in emerging markets and may continue to do so.


  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult



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  for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.




                                   Principal investment strategies and risks  59

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

8. HOW DO THE FUNDS TRY TO REDUCE RISK?


  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.




GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.





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  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset



                                   Principal investment strategies and risks  61
  gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:



  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Contrarian Fund's, Fundamental Equity Fund's, Large Cap Growth Fund's, Mid Cap Growth Fund's, and Small-Mid Growth Fund's net assets and 35% or less of each of the other Fund's net assets)




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  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund only, no more than 20% of the Fund's total assets)

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations



  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




                                   Principal investment strategies and risks  63

  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific



64  Janus Adviser Series
  development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





                                   Principal investment strategies and risks  65

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

66  Janus Adviser Series
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




                                                     Management of the Funds  67

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Balanced Fund               All Asset Levels          0.55                   0.52
  Forty Fund                  All Asset Levels          0.64                   0.62(2)
  Fundamental Equity Fund     All Asset Levels          0.60                   0.42
  Growth and Income Fund      All Asset Levels          0.62                   0.62
  Large Cap Growth Fund       All Asset Levels          0.64                   0.54
  Mid Cap Growth Fund         All Asset Levels          0.64                   0.54(2)
  Orion Fund                  All Asset Levels          0.64                   0.25(2)
  Small-Mid Growth Fund       All Asset Levels          0.64                   0.00(3)
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.





68  Janus Adviser Series

  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (3) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.



  Contrarian Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                            Performance         Actual Investment
                                         Performance         Adjusted       Advisory Fee(1) (%) (for
                                          Hurdle vs.        Investment        the fiscal year ended
  Fund Name            Base Fee (%)    Benchmark Index   Advisory Fee (%)        July 31, 2008)
----------------------------------------------------------------------------------------------------
  Contrarian Fund          0.64            +/-7.00%            0.68                   0.68
----------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.





  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the




                                                     Management of the Funds  69

  Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.

  CONTRARIAN FUND

  For Contrarian Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.

  Only the base fee rate applied until February 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the



70  Janus Adviser Series
  performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.


  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Balanced Fund                                           0.57
  Contrarian Fund(1)                                      0.95
  Forty Fund                                              0.67
  Fundamental Equity Fund                                 0.70
  Growth and Income Fund                                  0.99
  Large Cap Growth Fund                                   0.66
  Mid Cap Growth Fund                                     0.65
  Orion Fund                                              0.95
  Small-Mid Growth Fund                                   1.05
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver




                                                     Management of the Funds  71
      will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.






72  Janus Adviser Series

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


BALANCED FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

CONTRARIAN FUND
--------------------------------------------------------------------------------
    DAVID C. DECKER, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  73

FORTY FUND

--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Adviser Orion Fund from its inception (August
    2005) to December 2007 and Janus Adviser Small-Mid Growth Fund from its inception (August 2005) to February 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

FUNDAMENTAL EQUITY FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Adviser Fundamental Equity Fund and has done so since November 2007.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.


GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Janus Adviser Growth and Income Fund, which he has managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr.
    Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.




74  Janus Adviser Series

LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Janus Adviser Mid Cap Growth Fund from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.


    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-
    2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


MID CAP GROWTH FUND
--------------------------------------------------------------------------------

    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.





                                                     Management of the Funds  75

ORION FUND
--------------------------------------------------------------------------------

    JOHN EISINGER is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund, which he has managed since January 2008. He joined Janus Capital in 2003 as an equity research analyst. Prior to joining Janus Capital, Mr. Eisinger was an equity analyst for Palantir Partners LP from 2002 to 2003. Mr. Eisinger holds a Bachelor's degree (summa cum laude) in Finance from Boston College, Carroll School of Management.


SMALL-MID GROWTH FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Chad Meade and Brian A. Schaub jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


    CHAD MEADE is Executive Vice President and Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other accounts. In addition, Mr. Meade performs duties as a research analyst. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech.



    BRIAN A. SCHAUB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other Janus accounts. In addition, Mr. Schaub performs duties as a research analyst. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub holds the Chartered Financial Analyst designation.



  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




76  Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS

  JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF JANUS CONTRARIAN COMPOSITE

  The following chart shows the historical performance of the Janus Contrarian Composite (the "Composite"). The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


  As of September 30, 2008, the Composite consisted of ten advisory accounts, three of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $6.9 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

  Non-mutual fund accounts in the Composite are not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                 Average annual total return for periods ended 09/30/08
                                 ------------------------------------------------------
                                             1 year      5 years     Since Inception(1)
  Janus Contrarian Composite                (26.69)%      12.19%             6.44%
  S&P 500(R) Index(2)                       (21.98)%       5.17%           (0.14)%

                                          ---------------------------------------------




  (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                     Management of the Funds  77

  JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE

  The following chart shows the historical performance of the Concentrated All Cap Growth Composite (the "Composite"). The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


  As of September 30, 2008, the Composite consisted of five advisory accounts, four of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $4.6 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Orion Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.




78  Janus Adviser Series

  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                      Average annual total return for periods ended 09/30/08
                                      ------------------------------------------------------
                                                  1 year      5 years     Since Inception(1)
  Concentrated All Cap Growth Composite          (23.89)%      13.04%           (0.34)%
  Russell 3000(R) Growth Index(2)                (20.60)%       3.96%           (5.62)%
  S&P 500(R) Index(3)                            (21.98)%       5.17%           (0.94)%

                                               ---------------------------------------------




  (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.



                                                     Management of the Funds  79

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Funds currently offer five classes of shares. Only Class R Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal

80  Janus Adviser Series
  statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.





                                                           Other information  81

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




82  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income for Balanced Fund and Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Funds are normally declared and distributed in December. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a

                                                     Distributions and taxes  83
  tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




84  Janus Adviser Series

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  85

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent

86  Janus Adviser Series
  pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class R Shares at an annual rate of up to 0.50% of the average



                                                         Shareholder's guide  87
  daily net assets of Class R Shares of a Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For



88  Janus Adviser Series
  more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.




                                                         Shareholder's guide  89

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.





90  Janus Adviser Series

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do



                                                         Shareholder's guide  91
  not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they



92  Janus Adviser Series
  would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive



                                                         Shareholder's guide  93
  trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.




  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.



  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or



94  Janus Adviser Series
  change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  95

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class R Shares of the Funds (assuming reinvestment of all dividends and distributions).


96  Janus Adviser Series


BALANCED FUND - CLASS R
-----------------------------------------------------------------------------------------------------
                                                                   Years or Period ended July 31
                                                              2008       2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                        $27.36     $26.25     $25.92      $23.80

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.49       0.48       0.37        0.28
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (0.31)       3.04       0.90        2.12

 Total from investment operations                              0.18       3.52       1.27        2.40

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.53)     (0.44)     (0.40)      (0.28)
 Distributions from capital gains                            (2.28)     (1.97)     (0.54)          --

 Total distributions                                         (2.81)     (2.41)     (0.94)      (0.28)


 NET ASSET VALUE, END OF PERIOD                              $24.73     $27.36     $26.25      $25.92


 Total return(2)                                              0.38%     13.80%      4.95%      10.14%

 Net assets, end of period (in thousands)                    $4,456        $57        $35         $11
 Average net assets for the period (in thousands)            $1,348        $44        $23         $10
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                       1.33%      1.32%      1.32%       1.31%
 Ratio of net expenses to average net assets(3)(7)            1.32%      1.32%      1.32%       1.31%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                1.74%      1.76%      1.38%       1.36%
 Portfolio turnover rate(3)                                     94%        54%        49%         47%
-----------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.36% in 2008, 1.35% in 2007, 1.38% in 2006, and 1.32% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  97


CONTRARIAN FUND - CLASS R
----------------------------------------------------------------------------------------------
                                                                    Years ended July 31
                                                               2008          2007        2006

 NET ASSET VALUE, BEGINNING OF PERIOD                          $14.83       $10.94      $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  (0.02)       (0.05)        0.04
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.84)         3.94        0.91

 Total from investment operations                              (1.86)         3.89        0.95

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                              --           --          --
 Distributions from capital gains                              (0.14)           --      (0.01)
 Tax return of capital                                             --(1)       N/A         N/A

 Total distributions and other                                 (0.14)           --      (0.01)


 NET ASSET VALUE, END OF PERIOD                                $12.83       $14.83      $10.94


 Total return                                                (12.67)%       35.58%       9.49%

 Net assets, end of period (in thousands)                      $2,773       $1,192        $276
 Average net assets for the period (in thousands)              $2,341         $608        $270
 Ratio of gross expenses to average net assets(2)(3)            1.62%        1.70%       1.98%
 Ratio of net expenses to average net assets(4)                 1.62%        1.70%       1.97%
 Ratio of net investment income/(loss) to average net
     assets                                                   (0.13)%      (0.30)%       0.46%
 Portfolio turnover rate                                          49%          61%         37%
----------------------------------------------------------------------------------------------





(1) Distributions from capital gains includes tax return of capital, less than $0.01 per share.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 1.96% in 2007 and 18.91% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.




98  Janus Adviser Series


FORTY FUND - CLASS R
--------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008         2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $33.99      $28.18     $27.28      $22.32

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  (0.02)          --       0.05      (0.05)
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 5.11        6.90       0.85        5.01

 Total from investment operations                                5.09        6.90       0.90        4.96

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              --      (0.05)         --          --
 Distributions from capital gains                              (0.01)      (1.04)         --          --

 Total distributions                                           (0.01)      (1.09)         --          --


 NET ASSET VALUE, END OF PERIOD                                $39.07      $33.99     $28.18      $27.28


 Total return(2)                                               14.96%      24.92%      3.30%      22.22%

 Net assets, end of period (in thousands)                    $101,590     $21,923     $6,849         $12
 Average net assets for the period (in thousands)             $53,811     $12,731     $2,130         $11
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)(7)                                      1.40%       1.43%      1.45%       1.42%
 Ratio of net expenses to average net assets(3)(7)(8)           1.39%       1.43%      1.44%       1.42%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                (0.38)%     (0.15)%      0.05%     (0.51)%
 Portfolio turnover rate(3)                                       40%         22%        55%         45%

--------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.40% in 2008, 1.43% in 2007, 1.46% in 2006, and 1.42% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(7) The expense ratio includes dividends on short positions. The ratio would be 1.40% in 2007 and 1.42% in 2006, without the inclusion of dividends on short sales.

(8) The expense ratio reflects expenses after any expense offset arrangements.






                                                        Financial highlights  99


FUNDAMENTAL EQUITY FUND - CLASS R
--------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008         2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $20.59      $19.24     $19.49      $17.05

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.14      (0.05)       0.01          --
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (2.35)        2.94       1.84        2.97

 Total from investment operations                              (2.21)        2.89       1.85        2.97

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.03)      (0.05)     (0.02)          --
 Distributions from capital gains                              (1.55)      (1.49)     (2.08)      (0.53)

 Total distributions                                           (1.58)      (1.54)     (2.10)      (0.53)


 NET ASSET VALUE, END OF PERIOD                                $16.80      $20.59     $19.24      $19.49


 Total return(2)                                             (11.83)%      15.52%      9.57%      17.65%

 Net assets, end of period (in thousands)                      $1,827         $76        $54         $12
 Average net assets for the period (in thousands)                $441         $88        $26         $11
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                         1.46%       1.45%      1.46%       1.45%
 Ratio of net expenses to average net assets(3)(7)              1.45%       1.45%      1.45%       1.45%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  0.18%     (0.11)%      0.01%       0.03%
 Portfolio turnover rate(3)                                      219%         36%        48%         80%
--------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.78% in 2008, 1.60% in 2007, 1.77% in 2006, and 1.75% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.





100  Janus Adviser Series


GROWTH AND INCOME FUND - CLASS R
-------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008        2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $19.06     $17.61     $17.28      $14.64

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.14       0.22       0.21        0.03
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (2.77)       2.68       0.60        2.63

 Total from investment operations                              (2.63)       2.90       0.81        2.66

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.18)     (0.24)     (0.25)      (0.02)
 Distributions from capital gains                              (3.18)     (1.21)     (0.23)          --

 Total distributions                                           (3.36)     (1.45)     (0.48)      (0.02)


 NET ASSET VALUE, END OF PERIOD                                $13.07     $19.06     $17.61      $17.28


 Total return(2)                                             (16.44)%     17.05%      4.65%      18.18%

 Net assets, end of period (in thousands)                      $2,897     $3,402     $1,860         $12
 Average net assets for the period (in thousands)              $3,318     $3,159       $661         $11
 Ratio of gross expenses to average net assets(3)(4)(5)         1.49%      1.47%      1.50%       1.46%
 Ratio of net expenses to average net assets(3)(6)              1.49%      1.47%      1.49%       1.46%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  0.77%      1.61%      1.53%       0.19%
 Portfolio turnover rate(3)                                       69%        54%        42%         43%
-------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(6) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  101


LARGE CAP GROWTH FUND - CLASS R
--------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008        2007        2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $25.19      $21.11      $20.98      $18.80

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.18          --      (0.05)      (0.03)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.96)        4.08        0.18        2.21

 Total from investment operations                             (1.78)        4.08        0.13        2.18

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.13)          --          --          --
 Distributions from capital gains                                 --          --          --          --

 Total distributions                                          (0.13)          --          --          --


 NET ASSET VALUE, END OF PERIOD                               $23.28      $25.19      $21.11      $20.98


 Total return(2)                                             (7.10)%      19.33%       0.62%      11.60%

 Net assets, end of period (in thousands)                       $381         $16         $11         $11
 Average net assets for the period (in thousands)               $237         $14         $11         $11
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                        1.41%       1.41%       1.41%       1.41%
 Ratio of net expenses to average net assets(3)(7)             1.41%       1.41%       1.41%       1.41%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 0.22%     (0.08)%     (0.25)%     (0.44)%
 Portfolio turnover rate(3)                                      97%         26%         81%         62%

--------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.54% in 2008, 1.51% in 2007, 1.53% in 2006, and 1.46% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.





102  Janus Adviser Series


MID CAP GROWTH FUND - CLASS R
--------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008        2007        2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $35.16      $27.81      $26.68      $21.75

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 (0.01)      (0.04)        0.01      (0.03)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.23)        7.39        1.12        4.96

 Total from investment operations                             (0.24)        7.35        1.13        4.93

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --          --          --          --
 Distributions from certain gains                                 --          --          --          --

 Total distributions                                              --          --          --          --


 NET ASSET VALUE, END OF PERIOD                               $34.92      $35.16      $27.81      $26.68


 Total return(2)                                             (0.68)%      26.43%       4.24%      22.67%

 Net assets, end of period (in thousands)                    $15,688      $2,181        $234         $12
 Average net assets for the period (in thousands)             $6,978        $873         $49         $11
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                        1.40%       1.41%       1.41%       1.40%
 Ratio of net expenses to average net assets(3)(7)             1.40%       1.40%       1.40%       1.40%
 Ratio of net investment income/(loss) to average net
     assets(3)                                               (0.41)%     (0.47)%     (0.64)%     (0.75)%
 Portfolio turnover rate(3)                                      55%         35%         43%         32%

--------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.49% in 2008, 1.55% in 2007, 1.71% in 2006, and 1.55% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  103


ORION FUND - CLASS R
-------------------------------------------------------------------------------------------
                                                                   Years ended July 31
                                                               2008       2007        2006

 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.60     $10.83      $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.03       0.01      (0.02)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.12)       3.76        0.85

 Total from investment operations                             (0.09)       3.77        0.83

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --         --          --
 Distributions from capital gains                             (0.03)         --          --

 Total distributions                                          (0.03)         --          --


 NET ASSET VALUE, END OF PERIOD                               $14.48     $14.60      $10.83


 Total return                                                (0.61)%     34.81%       8.30%

 Net assets, end of period (in thousands)                     $1,361     $1,160        $271
 Average net assets for the period (in thousands)             $1,300       $588        $267
 Ratio of gross expenses to average net assets(1)(2)(3)        1.72%      1.73%       2.04%
 Ratio of net expenses to average net assets(3)(4)             1.71%      1.70%       1.97%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.10%      0.03%     (0.41)%
 Portfolio turnover rate                                         83%        18%         57%

-------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 2.09% in 2008, 6.04% in 2007, and 24.70% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The expense ratio includes dividends on short positions. The ratio would be 1.70% in 2008, without the inclusion of dividends on short positions.



(4) The expense ratio reflects expenses after any expense offset arrangements.





104  Janus Adviser Series


SMALL-MID GROWTH FUND - CLASS R
----------------------------------------------------------------------------------------------
                                                                    Years ended July 31
                                                               2008         2007         2006

 NET ASSET VALUE, BEGINNING OF PERIOD                         $13.52       $10.59       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.01       (0.03)       (0.03)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.61)         3.08         0.62

 Total from investment operations                             (0.60)         3.05         0.59

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --           --           --
 Distributions from capital gains                             (1.21)       (0.12)           --

 Total distributions                                          (1.21)       (0.12)           --


 NET ASSET VALUE, END OF PERIOD                               $11.71       $13.52       $10.59


 Total return                                                (5.38)%       28.90%        5.90%

 Net assets, end of period (in thousands)                       $999         $498         $345
 Average net assets for the period (in thousands)             $1,035         $429         $280
 Ratio of gross expenses to average net assets(1)(2)(3)        1.82%        1.83%        2.02%
 Ratio of net expenses to average net assets(4)(5)             1.80%        1.80%        1.98%
 Ratio of net investment income/(loss) to average net
     assets                                                  (0.82)%      (0.96)%      (0.60)%
 Portfolio turnover rate                                         85%         100%         261%
----------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 4.94% in 2008, 6.82% in 2007, and 20.99% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The expense ratio includes dividends on short positions. The ratio would be 1.82% in 2008, without the inclusion of dividends on short positions.

(4) The expense ratio reflects expenses after any expense offset arrangements.

(5) The expense ratio includes dividends on short positions. The ratio would be 1.80% in 2008, without the inclusion of dividends on short positions.





                                                       Financial highlights  105

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


106  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                               Glossary of investment terms  107
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




108  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                               Glossary of investment terms  109

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



110  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                               Glossary of investment terms  111
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




112  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.





                                               Glossary of investment terms  113

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 GROWTH & CORE
                                   Janus Adviser Balanced Fund
                                   Janus Adviser Contrarian Fund
                                   Janus Adviser Forty Fund
                                   Janus Adviser Fundamental Equity Fund
                                   Janus Adviser Growth and Income Fund
                                   Janus Adviser Large Cap Growth Fund
                                   Janus Adviser Mid Cap Growth Fund
                                   Janus Adviser Orion Fund
                                   Janus Adviser Small-Mid Growth Fund

                              JANUS ADVISER SERIES
                                 CLASS S SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes nine portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              Each Fund in this Prospectus currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class S Shares (the "Shares"), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Balanced Fund.......................     2
  Janus Adviser Contrarian Fund.....................     8
  Janus Adviser Forty Fund..........................    12
  Janus Adviser Fundamental Equity Fund.............    17
  Janus Adviser Growth and Income Fund..............    23
  Janus Adviser Large Cap Growth Fund...............    29
  Janus Adviser Mid Cap Growth Fund.................    34
  Janus Adviser Orion Fund..........................    40
  Janus Adviser Small-Mid Growth Fund...............    44

FEES AND EXPENSES...................................    48

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies.............................    52
  Risks.............................................    56
  Frequently asked questions about certain risks....    57
  General portfolio policies........................    60

MANAGEMENT OF THE FUNDS
  Investment adviser................................    66
  Payments to financial intermediaries by Janus
  Capital or its affiliates.........................    66
  Management expenses...............................    68
  Investment personnel..............................    73

OTHER INFORMATION...................................    80

DISTRIBUTIONS AND TAXES.............................    83

SHAREHOLDER'S GUIDE
  Pricing of fund shares............................    86
  Distribution and service fees.....................    88
  Purchases.........................................    88
  Exchanges.........................................    90
  Redemptions.......................................    90
  Excessive trading.................................    91
  Shareholder communications........................    95

FINANCIAL HIGHLIGHTS................................    96

GLOSSARY OF INVESTMENT TERMS........................   106





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER BALANCED FUND

  Balanced Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  BALANCED FUND seeks long-term capital growth, consistent with preservation of capital and balanced by current income.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Fund normally invests at least 25% of its assets in fixed-income senior securities.


  The portfolio managers share day-to-day responsibility for the Fund's investments. In choosing investments for the Fund, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Fund and the other portfolio manager focusing on the fixed-income portion of the Fund. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets. The Fund will limit its investment in high-yield/high-risk bonds (also called "junk" bonds) to 35% or less of its net assets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree



                                                          Risk/return summary  3
  by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  HIGH-YIELD/HIGH-RISK BOND RISK. To the extent the Fund invests in high-yield/high-risk bonds, returns and NAV may be affected by factors such as economic changes, political changes, or developments specific to the company that issued the bond.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




4  Janus Adviser Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - Balanced Portfolio (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  5

  BALANCED FUND - CLASS S



   Annual returns for periods ended 12/31
         33.59%    26.13%    (2.17)%   (4.84)%   (6.57)%   14.01%     8.42%     7.67%    10.40%     9.85%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 20.12%     Worst Quarter:  3rd-2001 (5.63)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (9.52)%.



                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                           1 year   5 years   10 years        (9/13/93)
  Class S Shares
    Return Before Taxes                                     9.85%    10.04%     8.99%           10.89%
    Return After Taxes on Distributions                     7.86%     8.97%     7.76%            9.75%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            8.22%     8.43%     7.35%            9.23%
  S&P 500(R) Index(2)                                       5.49%    12.83%     5.91%           10.43%
    (reflects no deduction for expenses, fees, or taxes)
  Lehman Brothers Government/Credit Index(3)                7.23%     4.44%     6.01%            6.02%
    (reflects no deduction for expenses, fees, or taxes)
  Balanced Index(4)                                         6.43%     9.11%     6.30%            7.86%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (3) The Lehman Brothers Government/Credit Index is composed of all bonds that are of investment grade with at least one year until maturity. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.


  (4) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Lehman Brothers Government/Credit Index (45%). Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.





6  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2007; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.






                                                          Risk/return summary  7

JANUS ADVISER CONTRARIAN FUND

  Contrarian Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  CONTRARIAN FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





8  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in




                                                          Risk/return summary  9
  a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 17.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares of the Fund commenced operations on August 1, 2005. The performance shown reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





10  Janus Adviser Series

  CONTRARIAN FUND - CLASS S


   Annual returns for periods ended 12/31
                                                                                         22.58%    18.37%
                                                                                          2006      2007

   Best Quarter:  4th-2006 12.72%     Worst Quarter:  2nd-2006 (4.13)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (28.02)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (8/1/05)
  Class S Shares
    Return Before Taxes                                              18.37%         20.24%
    Return After Taxes on Distributions                              18.06%         20.08%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   12.01%         17.44%
  S&P 500(R) Index(2)                                                 5.49%          9.47%
    (reflects no deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International All Country World
    Index(SM)(3)                                                     11.66%         16.40%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Morgan Stanley Capital International ("MSCI") All Country World Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

JANUS ADVISER FORTY FUND

  Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FORTY FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.




12  Janus Adviser Series

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



                                                         Risk/return summary  13
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - Forty Portfolio (formerly named Capital Appreciation Portfolio) (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




14  Janus Adviser Series

  FORTY FUND - CLASS S


   Annual returns for periods ended 12/31
         57.37%    66.16%   (16.34)%  (21.83)%  (15.85)%   18.92%    17.64%    14.60%    10.18%    35.57%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 41.57%     Worst Quarter:  1st-2001 (17.38)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (25.25)%.



                                                    Average annual total return for periods ended 12/31/07
                                                    ------------------------------------------------------
                                                                                         Since Inception
                                                                                       of Predecessor Fund
                                                      1 year    5 years    10 years          (5/1/97)
  Class S Shares
    Return Before Taxes                               35.57%     19.08%     13.17%            14.77%
    Return After Taxes on Distributions               35.55%     18.96%     13.05%            14.66%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                 23.13%     16.90%     11.84%            13.40%
  Russell 1000(R) Growth Index(2)                     11.81%     12.11%      3.83%             5.53%
    (reflects no deduction for expenses, fees, or
       taxes)
  S&P 500(R) Index(3)                                  5.49%     12.83%      5.91%             7.60%
    (reflects no deduction for expenses, fees, or
       taxes)

                                                    ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  15

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2007; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




16  Janus Adviser Series

JANUS ADVISER FUNDAMENTAL EQUITY FUND

  Fundamental Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FUNDAMENTAL EQUITY FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities in which the Fund may invest include:


  - domestic and foreign common stocks


  - preferred stocks


  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures


  - other securities with equity characteristics (including the use of derivatives)


  The Fund may invest in companies of any size.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has



                                                         Risk/return summary  17
  appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and



18  Janus Adviser Series
  out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - Fundamental Equity Portfolio (formerly named Equity Income Portfolio) (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's



                                                         Risk/return summary  19
  commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




20  Janus Adviser Series

  FUNDAMENTAL EQUITY FUND - CLASS S


   Annual returns for periods ended 12/31
         45.55%    40.94%    (8.30)%  (13.03)%  (17.86)%   23.62%    13.62%    15.73%    10.42%    11.51%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 28.28%     Worst Quarter:  3rd-2002 (15.32)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (24.01)%.



                                                    Average annual total return for periods ended 12/31/07
                                                    ------------------------------------------------------
                                                                                         Since Inception
                                                                                       of Predecessor Fund
                                                      1 year    5 years    10 years          (5/1/97)
  Class S Shares
    Return Before Taxes                               11.51%     14.89%     10.40%            12.78%
    Return After Taxes on Distributions               10.17%     13.90%      9.08%            11.52%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                               8.97%     12.95%      8.73%            11.01%
  S&P 500(R) Index(2)                                  5.49%     12.83%      5.91%             7.60%
    (reflects no deduction for expenses, fees, or
       taxes)
  Russell 1000(R) Growth Index(3)                     11.81%     12.11%      3.83%             5.53%
    (reflects no deduction for expenses, fees, or
       taxes)

                                                    ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  21

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2007; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




22  Janus Adviser Series

JANUS ADVISER GROWTH AND INCOME FUND

  Growth and Income Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GROWTH AND INCOME FUND seeks long-term capital growth and current income.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which the Fund may invest include:


  - domestic and foreign common stocks


  - preferred stocks


  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures


  - other securities with equity characteristics



  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund is not designed for investors who need consistent income, and the Fund's investment strategies could result in significant fluctuations of income.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




                                                         Risk/return summary  23

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling




24  Janus Adviser Series
  interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities may have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  25

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - Growth and Income Portfolio (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




26  Janus Adviser Series

  GROWTH AND INCOME FUND - CLASS S



   Annual returns for periods ended 12/31
                   73.20%   (15.40)%  (12.82)%  (19.45)%   23.94%    11.45%    12.29%     7.08%     8.14%
                    1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 38.24%     Worst Quarter:  3rd-2002 (15.30)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (27.91)%.



                                               Average annual total return for periods ended 12/31/07
                                               ------------------------------------------------------
                                                                                    Since Inception
                                                                                  of Predecessor Fund
                                                           1 year     5 years           (5/1/98)
  Class S Shares
    Return Before Taxes                                     8.14%      12.42%            8.53%
    Return After Taxes on Distributions                     4.63%      11.36%            7.88%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            8.55%      10.70%            7.40%
  S&P 500(R) Index(2)                                       5.49%      12.83%            4.50%
    (reflects no deduction for expenses, fees, or taxes)
  Russell 1000(R) Growth Index(3)                          11.81%      12.11%            2.29%
    (reflects no deduction for expenses, fees, or taxes)

                                                         --------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (3) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




                                                         Risk/return summary  27

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2007; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




28  Janus Adviser Series

JANUS ADVISER LARGE CAP GROWTH FUND

  Large Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $410.3 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                         Risk/return summary  29

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in



30  Janus Adviser Series
  other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - Large Cap Growth Portfolio (formerly named Growth Portfolio) (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  31

  LARGE CAP GROWTH FUND - CLASS S


   Annual returns for periods ended 12/31
         34.99%    44.12%   (13.10)%  (23.23)%  (26.49)%   30.18%     4.49%     3.96%    10.05%    13.81%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1998 27.58%     Worst Quarter:  3rd-2001 (22.82)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (22.77)%.



                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                           1 year   5 years   10 years        (9/13/93)
  Class S Shares
    Return Before Taxes                                    13.81%    12.11%     5.39%            8.66%
    Return After Taxes on Distributions                    13.74%    12.10%     4.97%            8.14%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            8.99%    10.60%     4.52%            7.50%
  Russell 1000(R) Growth Index(2)                          11.81%    12.11%     3.83%            9.01%
    (reflects no deduction for expenses, fees, or taxes)
  S&P 500(R) Index(3)                                       5.49%    12.83%     5.91%           10.43%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




32  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2007; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  33

JANUS ADVISER MID CAP GROWTH FUND

  Mid Cap Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MID CAP GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $20.3 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





34  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified



                                                         Risk/return summary  35
  portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - Mid Cap Growth Portfolio (formerly named Aggressive Growth Portfolio) (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's



36  Janus Adviser Series
  performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  37

  MID CAP GROWTH FUND - CLASS S



   Annual returns for periods ended 12/31
         33.58%    124.34%  (32.99)%  (39.02)%  (27.72)%   34.41%    20.41%    11.93%    12.97%    21.10%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 59.17%     Worst Quarter:  4th-2000 (32.53)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (19.82)%.



                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                           1 year   5 years   10 years        (9/13/93)
  Class S Shares
    Return Before Taxes                                    21.10%    19.90%     8.17%           11.13%
    Return After Taxes on Distributions                    21.10%    19.90%     7.69%           10.68%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           13.72%    17.68%     7.04%            9.92%
  Russell Midcap(R) Growth Index(2)                        11.43%    17.90%     7.59%           10.36%
    (reflects no deduction for expenses, fees, or taxes)
  S&P MidCap 400 Index(3)                                   7.98%    16.20%    11.20%           13.38%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (3) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.




38  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2007; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  39

JANUS ADVISER ORION FUND

  Orion Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  ORION FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of September 30, 2008, the Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 80% of the Fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





40  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



                                                         Risk/return summary  41

  As of July 31, 2008, approximately 10.1% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares of the Fund commenced operations on August 1, 2005. The performance shown reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.





42  Janus Adviser Series

  ORION FUND - CLASS S


   Annual returns for periods ended 12/31
                                                                                         18.04%    28.79%
                                                                                          2006      2007

   Best Quarter:  4th-2006 11.61%     Worst Quarter:  2nd-2006 (3.11)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (25.73)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (8/1/05)
  Class S Shares
    Return Before Taxes                                              28.79%         21.78%
    Return After Taxes on Distributions                              28.69%         21.74%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   18.75%         18.85%
  Russell 3000(R) Growth Index(2)                                    11.40%          9.36%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth Index or the Russell 2000(R) Growth Index.


  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  43

JANUS ADVISER SMALL-MID GROWTH FUND

  Small-Mid Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  SMALL-MID GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





44  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SMALL- AND MID-SIZED COMPANIES RISK. The Fund invests its equity assets in securities issued by small- and mid-sized companies. Due to inherent risks such as limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth, small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant impact or negative effect on the Fund's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.




                                                         Risk/return summary  45

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares of the Fund commenced operations on August 1, 2005. The performance shown reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




46  Janus Adviser Series

  SMALL-MID GROWTH FUND - CLASS S


   Annual returns for periods ended 12/31
                                                                                         17.44%    19.82%
                                                                                          2006      2007

   Best Quarter:  1st-2006 17.08%     Worst Quarter:  2nd-2006 (10.39)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (22.47)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (8/1/05)
  Class S Shares
    Return Before Taxes                                              19.82%         17.99%
    Return After Taxes on Distributions                              16.69%         16.61%
    Return After Taxes on Distributions and Sale of Fund Shares(1)   13.22%         14.79%
  Russell 2500(TM) Growth Index(2)                                    9.69%          9.94%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2500(TM) Growth Index measures the performance of those Russell 2500(TM) companies with higher price-to-book ratios and higher forecasted growth values.

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  47

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




48  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                    Short     Acquired  Total Annual            Net Annual
                                       Distribution                 Sale       Fund(5)      Fund                   Fund
                           Management     (12b-1)       Other     Dividend    Fees and    Operating   Expense   Operating
                             Fee(2)       Fees(3)    Expenses(4)  Expenses    Expenses   Expenses(6)  Waivers  Expenses(6)
 Balanced Fund -
   Class S                    0.55%        0.25%        0.29%         N/A       0.00%       1.09%      0.02%      1.07%
 Contrarian Fund(7) -
   Class S                    0.68%        0.25%        0.44%         N/A       0.00%       1.37%      0.00%      1.37%
 Forty Fund -
   Class S                    0.64%        0.25%        0.25%         N/A       0.01%       1.15%      0.00%      1.15%
 Fundamental Equity
   Fund -
   Class S                    0.60%        0.25%        0.50%         N/A       0.00%       1.35%      0.15%      1.20%
 Growth and Income
   Fund -
   Class S                    0.62%        0.25%        0.39%         N/A       0.00%       1.26%      0.00%      1.26%
 Large Cap Growth Fund -
   Class S                    0.64%        0.25%        0.36%         N/A       0.00%       1.25%      0.09%      1.16%
 Mid Cap Growth Fund -
   Class S                    0.64%        0.25%        0.34%         N/A       0.01%       1.24%      0.08%      1.16%
 Orion Fund -
   Class S                    0.64%        0.25%        0.93%(8)    0.02%(8)    0.01%       1.85%      0.35%      1.50%
 Small-Mid Growth Fund -
   Class S                    0.64%        0.25%        3.92%       0.00%(9)    0.00%       4.81%      3.24%      1.57%

------------------------------------------------------------------------------------------------------------------------------------




  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Contrarian Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.
 (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (4) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


--------------------------------------------------------------------------------




                                                         Risk/return summary  49

--------------------------------------------------------------------------------


 (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


 (7) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.


 (8) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including such short sale dividends and stock loan fees, Other Expenses are 0.95%.


 (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.


--------------------------------------------------------------------------------




50  Janus Adviser Series

--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




                                         1 Year   3 Years   5 Years   10 Years
                                         -------------------------------------
 Balanced Fund - Class S                  $ 111   $   347   $   601    $ 1,329
 Contrarian Fund(1) - Class S             $ 139   $   434   $   750    $ 1,646
 Forty Fund - Class S                     $ 117   $   365   $   633    $ 1,398
 Fundamental Equity Fund - Class S        $ 137   $   428   $   739    $ 1,624
 Growth and Income Fund - Class S         $ 128   $   400   $   692    $ 1,523
 Large Cap Growth Fund - Class S          $ 127   $   397   $   686    $ 1,511
 Mid Cap Growth Fund - Class S            $ 126   $   393   $   681    $ 1,500
 Orion Fund - Class S                     $ 188   $   582   $ 1,001    $ 2,169
 Small-Mid Growth Fund - Class S          $ 481   $ 1,447   $ 2,416    $ 4,856




--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------





                                                         Risk/return summary  51

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.

  BALANCED FUND and GROWTH AND INCOME FUND may each emphasize varying degrees of income. In the case of Balanced Fund and Growth and Income Fund, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Funds. Income realized on the Funds' investments may be incidental to their investment objectives.

  CONTRARIAN FUND emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor.


52  Janus Adviser Series

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Large Cap Growth Fund, Mid Cap Growth Fund, and Small-Mid Growth Fund. The other Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

4. HOW DO BALANCED FUND AND GROWTH AND INCOME FUND DIFFER FROM EACH OTHER?

  Balanced Fund places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Growth and Income Fund will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Balanced Fund is expected to be less volatile than Growth and Income Fund. Growth and Income Fund places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Fund.

5. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?

  Balanced Fund and Growth and Income Fund shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Fund will place a greater emphasis on the growth component. Balanced Fund's growth component will normally be 50-60% of its net assets. Growth and Income Fund's growth component will normally be up to 75% of its



                                   Principal investment strategies and risks  53
  net assets. In addition, the Funds' income component may consist of dividend-paying stocks which exhibit growth characteristics.

6. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?


  The growth component of these Funds' portfolios is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Growth and Income Fund may also utilize swaps as a means to gain exposure to certain common stocks.


7. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED FUND'S AND GROWTH AND INCOME FUND'S PORTFOLIOS?

  Balanced Fund's income component will consist primarily of fixed-income securities. The income component of Growth and Income Fund will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.

  Equity securities may be included in the income component of Growth and Income Fund if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Fund's income component may also exhibit growth characteristics. Growth and Income Fund's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."

8. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY BALANCED FUND OR GROWTH AND INCOME FUND INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or



54  Janus Adviser Series
  comparable fixed rate securities, and may not always follow this pattern. The income component of Balanced Fund's holdings includes fixed-income securities. The income component of Growth and Income Fund's holdings may include fixed-income securities.


9. HOW DOES THE PORTFOLIO MANAGER OF CONTRARIAN FUND DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?


  A company may be undervalued when, in the opinion of the portfolio manager, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio manager believes that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.


10. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

11. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds, particularly Balanced Fund, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.




                                   Principal investment strategies and risks  55

RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




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FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF CONTRARIAN FUND, FORTY FUND, AND ORION FUND AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the funds. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund. Since Forty Fund normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the



                                   Principal investment strategies and risks  57
    government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. Contrarian Fund and Orion Fund have at times invested a significant portion of their assets in emerging markets and may continue to do so.


  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult



58  Janus Adviser Series

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  for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.




                                   Principal investment strategies and risks  59

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

8. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.





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  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.



  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset



                                   Principal investment strategies and risks  61
  gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Contrarian Fund's, Fundamental Equity Fund's, Large Cap Growth Fund's, Mid Cap Growth Fund's, and Small-Mid Growth Fund's net assets and 35% or less of each of the other Fund's net assets)




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  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Fund only, no more than 20% of the Fund's total assets)

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




                                   Principal investment strategies and risks  63

  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific



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  development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





                                   Principal investment strategies and risks  65

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

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  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




                                                     Management of the Funds  67

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  The Funds reflected below pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------

  Balanced Fund               All Asset Levels          0.55                   0.52
  Forty Fund                  All Asset Levels          0.64                   0.62(2)
  Fundamental Equity Fund     All Asset Levels          0.60                   0.42
  Growth and Income Fund      All Asset Levels          0.62                   0.62
  Large Cap Growth Fund       All Asset Levels          0.64                   0.54
  Mid Cap Growth Fund         All Asset Levels          0.64                   0.54(2)
  Orion Fund                  All Asset Levels          0.64                   0.25(2)
  Small-Mid Growth Fund       All Asset Levels          0.64                   0.00(3)
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.





68  Janus Adviser Series

  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (3) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.



  Contrarian Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                      Performance         Actual Investment
                                    Performance         Adjusted       Advisory Fee(1) (%) (for
                                    Hurdle vs.         Investment       the fiscal year ended
  Fund Name        Base Fee (%)   Benchmark Index   Advisory Fee (%)        July 31, 2008)
-----------------------------------------------------------------------------------------------
  Contrarian Fund      0.64          +/-7.00%             0.68                   0.68
-----------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.





  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge,




                                                     Management of the Funds  69
  by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.

  CONTRARIAN FUND

  For Contrarian Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.

  Only the base fee rate applied until February 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance



70  Janus Adviser Series
  of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.


  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Balanced Fund                                           0.57
  Contrarian Fund(1)                                      0.95
  Forty Fund                                              0.67
  Fundamental Equity Fund                                 0.70
  Growth and Income Fund                                  0.99
  Large Cap Growth Fund                                   0.66
  Mid Cap Growth Fund                                     0.65
  Orion Fund                                              0.95
  Small-Mid Growth Fund                                   1.05
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance




                                                     Management of the Funds  71
adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.




72  Janus Adviser Series

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


BALANCED FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Fund. Mr. Smith focuses on the fixed-income portion of the Fund.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Balanced Fund, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

CONTRARIAN FUND
--------------------------------------------------------------------------------
    DAVID C. DECKER, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Contrarian Fund, which he has managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




                                                     Management of the Funds  73

FORTY FUND
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Forty Fund, which he has managed since January 2008. Mr. Sachs was Portfolio Manager of Janus Adviser Orion Fund from its inception (August
    2005) to December 2007 and Janus Adviser Small-Mid Growth Fund from its inception (August 2005) to February 2006. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

FUNDAMENTAL EQUITY FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Adviser Fundamental Equity Fund and has done so since November 2007.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Janus Adviser Growth and Income Fund, which he has managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr.
    Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.




74  Janus Adviser Series

LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Fund. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Janus Adviser Mid Cap Growth Fund from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.


    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Adviser Large Cap Growth Fund, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-
    2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


MID CAP GROWTH FUND
--------------------------------------------------------------------------------

    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Mid Cap Growth Fund, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Fund from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.





                                                     Management of the Funds  75

ORION FUND
--------------------------------------------------------------------------------

    JOHN EISINGER is Executive Vice President and Portfolio Manager of Janus Adviser Orion Fund, which he has managed since January 2008. He joined Janus Capital in 2003 as an equity research analyst. Prior to joining Janus Capital, Mr. Eisinger was an equity analyst for Palantir Partners LP from 2002 to 2003. Mr. Eisinger holds a Bachelor's degree (summa cum laude) in Finance from Boston College, Carroll School of Management.


SMALL-MID GROWTH FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Chad Meade and Brian A. Schaub jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.


    CHAD MEADE is Executive Vice President and Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other accounts. In addition, Mr. Meade performs duties as a research analyst. Mr. Meade joined Janus Capital in 2001 as an equity research analyst. He holds a Bachelor's degree (summa cum laude) in Finance from Virginia Tech.



    BRIAN A. SCHAUB, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Small-Mid Growth Fund, which he has co-managed since July 2006. He is also Portfolio Manager of other Janus accounts. In addition, Mr. Schaub performs duties as a research analyst. Mr. Schaub joined Janus Capital in 2000 as an equity research analyst. He holds a Bachelor's degree (cum laude) in Economics from Williams College. Mr. Schaub holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




76  Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS
  JANUS ADVISER CONTRARIAN FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF JANUS CONTRARIAN COMPOSITE

  The following chart shows the historical performance of the Janus Contrarian Composite (the "Composite"). The accounts in the Composite are managed by David Decker and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Contrarian Fund. The S&P 500(R) Index is the benchmark index for the Fund and the Composite.


  As of September 30, 2008, the Composite consisted of ten advisory accounts, three of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $6.9 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser Contrarian Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Contrarian Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.

  Non-mutual fund accounts in the Composite are not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                 Average annual total return for periods ended 09/30/08
                                 ------------------------------------------------------
                                             1 year      5 years     Since Inception(1)
  Janus Contrarian Composite                (26.69)%      12.19%             6.44%
  S&P 500(R) Index(2)                       (21.98)%       5.17%           (0.14)%

                                          ---------------------------------------------




  (1) The inception date of the Composite was March 1, 2000. Total returns and expenses are not annualized for the first year of operations.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.





                                                     Management of the Funds  77

  JANUS ADVISER ORION FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF CONCENTRATED ALL CAP GROWTH COMPOSITE

  The following chart shows the historical performance of the Concentrated All Cap Growth Composite (the "Composite"). The accounts in the Composite are managed by Ron Sachs and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Orion Fund. The Russell 3000(R) Growth Index is the benchmark index for the Fund and the Composite. In addition, the S&P 500(R) Index is a secondary benchmark for the Composite.


  As of September 30, 2008, the Composite consisted of five advisory accounts, four of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $4.6 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio manager and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser Orion Fund's fees and expenses are generally expected to be higher than those reflected in the Composite. In addition, except for the mutual fund accounts in the Composite, the fees and expenses of the Composite do not include custody fees or other expenses normally paid by mutual funds, including Janus Adviser Orion Fund. Therefore, if the Composite was subject to the fees and expenses payable by the Fund, then the performance of the Composite for the periods shown would be lower.




78  Janus Adviser Series

  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.



                                      Average annual total return for periods ended 09/30/08
                                      ------------------------------------------------------
                                                  1 year      5 years     Since Inception(1)
  Concentrated All Cap Growth Composite          (23.89)%      13.04%           (0.34)%
  Russell 3000(R) Growth Index(2)                (20.60)%       3.96%           (5.62)%
  S&P 500(R) Index(3)                            (21.98)%       5.17%           (0.94)%

                                               ---------------------------------------------




  (1) The inception date of the Composite was July 1, 2000. Total returns and expenses are not annualized for the first year of operations.
  (2) The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in the Russell 3000(R) Growth Index are also members of either the Russell 1000(R) Growth or the Russell 2000(R) Growth indices.
  (3) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                     Management of the Funds  79

OTHER INFORMATION
--------------------------------------------------------------------------------




  CLASSES OF SHARES

  The Funds currently offer five classes of shares. Only Class S Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class R Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal

80  Janus Adviser Series

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  statutes (including ERISA), and various common law doctrines. The Judicial
  Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.





                                                           Other information  81

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




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DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income for Balanced Fund and Growth and Income Fund are normally declared and distributed in March, June, September, and December. Dividends for the other Funds are normally declared and distributed in December. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a

                                                     Distributions and taxes  83
  tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




84  Janus Adviser Series

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  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  85

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such

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  events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  87

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of



88  Janus Adviser Series

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  shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.




                                                         Shareholder's guide  89

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an




90  Janus Adviser Series

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  emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able



                                                         Shareholder's guide  91
  to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a



92  Janus Adviser Series
  financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price



                                                         Shareholder's guide  93
  arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in



94  Janus Adviser Series

    Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  95

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Funds (assuming reinvestment of all dividends and distributions).


96  Janus Adviser Series


BALANCED FUND - CLASS S
--------------------------------------------------------------------------------------------------------------------
                                                                               Years ended July 31
                                                              2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $27.46      $26.34      $25.94      $23.44      $21.93

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.53        0.55        0.41        0.41        0.35
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.28)        3.05        0.92        2.50        1.48

 Total from investment operations                               0.25        3.60        1.33        2.91        1.83

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.52)      (0.51)      (0.39)      (0.41)      (0.32)
 Distributions from capital gains                             (2.28)      (1.97)      (0.54)          --          --

 Total distributions                                          (2.80)      (2.48)      (0.93)      (0.41)      (0.32)


 NET ASSET VALUE, END OF PERIOD                               $24.91      $27.46      $26.34      $25.94      $23.44


 Total return                                                  0.63%      14.07%       5.19%      12.53%       8.36%

 Net assets, end of period (in thousands)                   $486,731    $490,796    $507,918    $595,059    $754,141
 Average net assets for the period (in thousands)           $489,560    $524,826    $550,859    $660,970    $930,260
 Ratio of gross expenses to average net assets(1)(2)(3)        1.07%       1.07%       1.07%       1.07%       1.16%
 Ratio of net expenses to average net assets(4)                1.07%       1.07%       1.07%       1.07%       1.16%
 Ratio of net investment income/(loss) to average net
     assets                                                    1.99%       1.95%       1.52%       1.59%       1.43%
 Portfolio turnover rate                                         94%         54%         49%         47%         92%
--------------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The ratio was 1.09% in 2008, 1.09% in 2007, 1.11% in 2006, 1.08% in 2005,
    and 1.17% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  97


CONTRARIAN FUND - CLASS S
----------------------------------------------------------------------------------------------
                                                                    Years ended July 31
                                                               2008          2007        2006

 NET ASSET VALUE, BEGINNING OF PERIOD                          $14.88       $10.96      $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      --       (0.01)        0.05
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.84)         3.96        0.92

 Total from investment operations                              (1.84)         3.95        0.97

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                              --       (0.03)          --
 Distributions from capital gains                              (0.14)           --      (0.01)
 Tax return of capital                                             --(1)       N/A         N/A

 Total distributions and other                                 (0.14)       (0.03)      (0.01)


 NET ASSET VALUE, END OF PERIOD                                $12.90       $14.88      $10.96


 Total return                                                (12.49)%       36.05%       9.69%

 Net assets, end of period (in thousands)                      $8,520      $11,944        $598
 Average net assets for the period (in thousands)             $13,188       $4,941        $360
 Ratio of gross expenses to average net assets(2)(3)            1.37%        1.45%       1.72%
 Ratio of net expenses to average net assets(4)                 1.37%        1.45%       1.71%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.08%        0.04%       0.75%
 Portfolio turnover rate                                          49%          61%         37%
----------------------------------------------------------------------------------------------





(1) Distributions from capital gains includes tax return of capital, less than $0.01 per share.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The ratio was 1.55% in 2007 and 15.34% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.
(4) The expense ratio reflects expenses after any expense offset arrangements.




98  Janus Adviser Series


FORTY FUND - CLASS S
--------------------------------------------------------------------------------------------------------------------------
                                                                                  Years ended July 31
                                                               2008         2007         2006         2005         2004

 NET ASSET VALUE, BEGINNING OF PERIOD                           $34.27       $28.30       $27.34       $21.17       $19.56

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   (0.01)         0.03         0.02           --           --
 Net gain/(loss) on securities (both realized and
     unrealized)                                                  5.24         7.00         0.94         6.17         1.61

 Total from investment operations                                 5.23         7.03         0.96         6.17         1.61

 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (0.02)       (0.02)           --           --           --
 Distributions from capital gains                               (0.01)       (1.04)           --           --           --

 Total distributions                                            (0.03)       (1.06)           --           --           --


 NET ASSET VALUE, END OF PERIOD                                 $39.47       $34.27       $28.30       $27.34       $21.17


 Total return                                                   15.24%       25.27%        3.51%       29.15%        8.23%

 Net assets, end of period (in thousands)                   $3,910,499   $2,671,702   $1,440,502   $1,085,499   $1,027,945
 Average net assets for the period (in thousands)           $3,535,839   $1,966,832   $1,326,557   $1,079,025   $1,107,254
 Ratio of gross expenses to average net
     assets(1)(2)(3)(4)                                          1.14%        1.18%        1.18%        1.16%        1.17%
 Ratio of net expenses to average net assets(4)(5)               1.14%        1.18%        1.18%        1.16%        1.17%
 Ratio of net investment income/(loss) to average net
     assets                                                    (0.11)%        0.09%        0.08%      (0.22)%      (0.28)%
 Portfolio turnover rate                                           40%          22%          55%          45%          38%
--------------------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The ratio was 1.14% in 2008, 1.18% in 2007, 1.18% in 2006, 1.16% in 2005,
    and 1.17% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(4) The expense ratio includes dividends on short positions. The ratio would be 1.15% in 2007 and 1.17% in 2006, without the inclusion of dividends on short positions.

(5) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  99


FUNDAMENTAL EQUITY FUND - CLASS S
----------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                              2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $20.78     $19.34     $19.54     $16.66     $14.63

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.12       0.02       0.02       0.04       0.03
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (2.32)       2.94       1.89       3.37       2.00

 Total from investment operations                             (2.20)       2.96       1.91       3.41       2.03

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.02)     (0.03)     (0.03)         --         --
 Distributions from capital gains                             (1.55)     (1.49)     (2.08)     (0.53)         --

 Total distributions                                          (1.57)     (1.52)     (2.11)     (0.53)         --


 NET ASSET VALUE, END OF PERIOD                               $17.01     $20.78     $19.34     $19.54     $16.66


 Total return                                               (11.66)%     15.78%      9.86%     20.71%     13.88%

 Net assets, end of period (in thousands)                    $39,404    $75,126    $53,890    $37,124    $31,478
 Average net assets for the period (in thousands)            $52,954    $67,091    $46,693    $32,804    $36,578
 Ratio of gross expenses to average net assets(1)(2)(3)        1.20%      1.20%      1.20%      1.20%      1.25%
 Ratio of net expenses to average net assets(4)                1.20%      1.20%      1.20%      1.20%      1.25%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.45%      0.18%      0.22%      0.24%    (0.11)%
 Portfolio turnover rate                                        219%        36%        48%        80%        63%
----------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The ratio was 1.35% in 2008, 1.34% in 2007, 1.49% in 2006, 1.51% in 2005,
    and 1.46% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




100  Janus Adviser Series


GROWTH AND INCOME FUND - CLASS S
--------------------------------------------------------------------------------------------------------------------
                                                                               Years ended July 31
                                                              2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $19.31      $17.76      $17.30      $14.42      $13.26

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.22        0.26        0.18        0.06        0.01
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (2.85)        2.72        0.67        2.86        1.16

 Total from investment operations                             (2.63)        2.98        0.85        2.92        1.17

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.20)      (0.22)      (0.16)      (0.04)      (0.01)
 Distributions from capital gains                             (3.18)      (1.21)      (0.23)          --          --

 Total distributions                                          (3.38)      (1.43)      (0.39)      (0.04)      (0.01)


 NET ASSET VALUE, END OF PERIOD                               $13.30      $19.31      $17.76      $17.30      $14.42


 Total return                                               (16.22)%      17.31%       4.90%      20.26%       8.84%

 Net assets, end of period (in thousands)                    $95,799    $229,709    $264,599    $216,294    $224,694
 Average net assets for the period (in thousands)           $137,199    $265,944    $255,027    $217,711    $258,770
 Ratio of gross expenses to average net assets(1)(2)           1.26%       1.21%       1.23%       1.21%       1.22%
 Ratio of net expenses to average net assets(3)                1.26%       1.21%       1.22%       1.20%       1.22%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.96%       1.84%       1.11%       0.35%     (0.03)%
 Portfolio turnover rate                                         69%         54%         42%         43%         46%
--------------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  101


LARGE CAP GROWTH FUND - CLASS S
---------------------------------------------------------------------------------------------------------------------
                                                                                Years ended July 31
                                                               2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $25.37      $21.21      $21.02      $19.02      $17.42

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.12        0.04          --          --          --
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.87)        4.12        0.19        2.00        1.60

 Total from investment operations                              (1.75)        4.16        0.19        2.00        1.60

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.06)          --          --          --          --
 Distributions from capital gains                                  --          --          --          --          --

 Total distributions                                           (0.06)          --          --          --          --


 NET ASSET VALUE, END OF PERIOD                                $23.56      $25.37      $21.21      $21.02      $19.02


 Total return                                                 (6.93)%      19.63%       0.90%      10.52%       9.18%

 Net assets, end of period (in thousands)                    $122,567    $158,512    $153,641    $217,357    $327,901
 Average net assets for the period (in thousands)            $146,131    $162,858    $190,386    $265,702    $399,852
 Ratio of gross expenses to average net assets(1)(2)(3)         1.16%       1.16%       1.16%       1.16%       1.17%
 Ratio of net expenses to average net assets(4)                 1.16%       1.16%       1.16%       1.16%       1.17%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.42%       0.15%     (0.02)%     (0.24)%     (0.39)%
 Portfolio turnover rate                                          97%         26%         81%         62%         27%
---------------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The ratio was 1.25% in 2008, 1.26% in 2007, 1.27% in 2006, 1.22% in 2005,
    and 1.19% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




102  Janus Adviser Series


MID CAP GROWTH FUND - CLASS S
-------------------------------------------------------------------------------------------------------------------
                                                                               Years ended July 31
                                                               2008        2007        2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $35.40      $27.93     $26.73     $21.07      $18.35

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      --      (0.04)         --         --          --
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (0.16)        7.51       1.20       5.66        2.72

 Total from investment operations                              (0.16)        7.47       1.20       5.66        2.72

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              --          --         --         --          --
 Distributions from capital gains                                  --          --         --         --          --

 Total distributions                                               --          --         --         --          --


 NET ASSET VALUE, END OF PERIOD                                $35.24      $35.40     $27.93     $26.73      $21.07


 Total return                                                 (0.45)%      26.75%      4.49%     26.86%      14.82%

 Net assets, end of period (in thousands)                    $191,802    $109,808    $89,396    $96,514     $99,563
 Average net assets for the period (in thousands)            $144,138     $97,156    $98,218    $99,738    $231,067
 Ratio of gross expenses to average net assets(1)(2)(3)         1.15%       1.15%      1.15%      1.15%       1.16%
 Ratio of net expenses to average net assets(4)                 1.15%       1.15%      1.15%      1.15%       1.16%
 Ratio of net investment income/(loss) to average net
     assets                                                   (0.08)%     (0.23)%    (0.38)%    (0.49)%     (0.62)%
 Portfolio turnover rate                                          55%         35%        43%        32%         30%
-------------------------------------------------------------------------------------------------------------------






(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 1.23% in 2008, 1.32% in 2007, 1.38% in 2006, 1.30% in 2005,
    and 1.22% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                       Financial highlights  103


ORION FUND - CLASS S
---------------------------------------------------------------------------------------------
                                                                    Years ended July 31
                                                               2008        2007         2006

 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.67      $10.86       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 (0.01)        0.02         0.01
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.05)        3.79         0.85

 Total from investment operations                             (0.06)        3.81         0.86

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.01)          --           --
 Distributions from capital gains                             (0.03)          --           --

 Total distributions                                          (0.04)          --           --


 NET ASSET VALUE, END OF PERIOD                               $14.57      $14.67       $10.86


 Total return                                                (0.38)%      35.08%        8.60%

 Net assets, end of period (in thousands)                    $13,333        $815         $306
 Average net assets for the period (in thousands)             $4,080        $570         $284
 Ratio of gross expenses to average net assets(1)(2)(3)        1.49%       1.47%        1.79%
 Ratio of net expenses to average net assets(4)(5)             1.47%       1.45%        1.72%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.29%       0.30%      (0.17)%
 Portfolio turnover rate                                         83%         18%          57%
---------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The ratio was 1.84% in 2008, 6.52% in 2007, and 23.86% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The expense ratio includes dividends on short positions. The ratio would be 1.46% in 2008, without the inclusion of dividends on short positions.

(4) The expense ratio reflects expenses after any expense offset arrangements.

(5) The expense ratio includes dividends on short positions. The ratio would be 1.45% in 2008, without the inclusion of dividends on short positions.





104  Janus Adviser Series


SMALL-MID GROWTH FUND - CLASS S
----------------------------------------------------------------------------------------------
                                                                    Years ended July 31
                                                               2008         2007         2006

 NET ASSET VALUE, BEGINNING OF PERIOD                         $13.59       $10.62       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.01           --       (0.01)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.58)         3.09         0.63

 Total from investment operations                             (0.57)         3.09         0.62

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --           --           --
 Distributions from capital gains                             (1.21)       (0.12)           --

 Total distributions                                          (1.21)       (0.12)           --


 NET ASSET VALUE, END OF PERIOD                               $11.81       $13.59       $10.62


 Total return                                                (5.11)%       29.20%        6.20%

 Net assets, end of period (in thousands)                       $403         $425         $366
 Average net assets for the period (in thousands)               $492         $388         $317
 Ratio of gross expenses to average net assets(1)(2)(3)        1.57%        1.58%        1.77%
 Ratio of net expenses to average net assets(4)(5)             1.55%        1.55%        1.73%
 Ratio of net investment income/(loss) to average net
     assets                                                  (0.56)%      (0.72)%      (0.33)%
 Portfolio turnover rate                                         85%         100%         261%
----------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 4.81% in 2008, 6.62% in 2007, and 19.38% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The expense ratio includes dividends on short positions. The ratio would be 1.57% in 2008, without the inclusion of dividends on short positions.

(4) The expense ratio reflects expenses after any expense offset arrangements.

(5) The expense ratio includes dividends on short positions. The ratio would be 1.55% in 2008, without the inclusion of dividends on short positions.





                                                       Financial highlights  105

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


106  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                               Glossary of investment terms  107
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




108  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                               Glossary of investment terms  109

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



110  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                               Glossary of investment terms  111
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




112  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.





                                               Glossary of investment terms  113

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114

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

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116

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687

            The Trust's Investment Company Act File No. is 811-9885.

                          November 28, 2008




                          RISK-MANAGED
                            Janus Adviser INTECH Risk-Managed Core Fund
                            Janus Adviser INTECH Risk-Managed Growth Fund
                            Janus Adviser INTECH Risk-Managed International Fund Janus Adviser INTECH Risk-Managed Value Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes four portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds") are subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).


              Each Fund in this Prospectus, with the exception of Janus Adviser INTECH Risk-Managed International Fund, currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Janus Adviser INTECH Risk-Managed International Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.



              Effective as of November 10, 2008, Class R Shares of the Funds no longer accept investments by new plans and other new shareholders. Effective on or about March 31, 2009, Class R Shares of the Funds will be liquidated. Please see Funds' Class R Shares prospectus for more information.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser INTECH Risk-Managed Core Fund........     2
  Janus Adviser INTECH Risk-Managed Growth Fund......     6
  Janus Adviser INTECH Risk-Managed International
  Fund...............................................    10
  Janus Adviser INTECH Risk-Managed Value Fund.......    13

FEES AND EXPENSES....................................    17

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    21
  Risks..............................................    22
  Frequently asked questions about certain risks.....    23
  General portfolio policies.........................    24

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    28
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    28
  Management expenses................................    30
  Subadviser.........................................    34
  Investment personnel...............................    34

OTHER INFORMATION....................................    36

DISTRIBUTIONS AND TAXES..............................    40

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    43
  Choosing a share class.............................    45
  Distribution, servicing, and administrative,
    networking, or omnibus positioning fees..........    46
  Purchases..........................................    47
  Exchanges..........................................    52
  Redemptions........................................    53
  Excessive trading..................................    55
  Shareholder communications.........................    59

FINANCIAL HIGHLIGHTS.................................    60

GLOSSARY OF INVESTMENT TERMS.........................    69






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER INTECH RISK-MANAGED CORE FUND

  Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED CORE FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



                                                          Risk/return summary  3

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and January 2, 2003, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from January 2, 2003 to December 31, 2007. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown for periods prior to the Fund's commencement of Class A Shares was calculated using the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Adviser Series

  RISK-MANAGED CORE FUND - CLASS C



   Annual returns for periods ended 12/31
                                                                     17.12%    10.70%    10.44%     5.64%
                                                                      2004      2005      2006      2007

   Best Quarter:  4th-2004 9.41%     Worst Quarter:  2nd-2006 (2.76)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (19.78)%.



                      Average annual total return for periods ended 12/31/07
                      ------------------------------------------------------
                                                             Since Inception
                                                1 year(1)        (1/2/03)
Class C Shares
  Return Before Taxes                             4.62%           13.43%
  Return After Taxes on Distributions             4.02%           12.33%
  Return After Taxes on Distributions and Sale
     of Fund Shares(2)                            3.68%           11.42%
Class A Shares(3)                                 0.40%           12.65%
S&P 500(R) Index(4)                               5.49%           12.11%
  (reflects no deduction for expenses, fees,
     or taxes)






  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using distributions for the Fund's Class C Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                          Risk/return summary  5

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND

  Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED GROWTH FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





6  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



                                                          Risk/return summary  7

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and January 2, 2003, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from January 2, 2003 to December 31, 2007. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown for periods prior to the Fund's commencement of Class A Shares was calculated using the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




8  Janus Adviser Series

  RISK-MANAGED GROWTH FUND - CLASS C



   Annual returns for periods ended 12/31
                                                                     11.83%     6.32%     6.38%     9.72%
                                                                      2004      2005      2006      2007

   Best Quarter:  4th-2004 8.95%     Worst Quarter:  2nd-2006 (4.36)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (23.87)%.



                      Average annual total return for periods ended 12/31/07
                      ------------------------------------------------------
                                                             Since Inception
                                                1 year(1)        (1/2/03)
Class C Shares
  Return Before Taxes                              8.67%          11.55%
  Return After Taxes on Distributions              7.90%          10.65%
  Return After Taxes on Distributions and Sale
     of Fund Shares(2)                             6.49%          10.21%
Class A Shares(3)                                  4.14%          11.00%
Russell 1000(R) Growth Index(4)                   11.81%          11.37%
  (reflects no deduction for expenses, fees,
     or taxes)






  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

  After-tax returns are calculated using distributions for the Fund's Class C Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                          Risk/return summary  9

JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND

  Risk-Managed International Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





10  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.


  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular



                                                         Risk/return summary  11
  market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's first annual and/or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index, which is the Fund's benchmark index. The MSCI EAFE(R) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries.




12  Janus Adviser Series

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND

  Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED VALUE FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                         Risk/return summary  13

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also



14  Janus Adviser Series
  reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  The Fund's Class A Shares and Class C Shares commenced operations on December 30, 2005. The performance shown for Class A Shares and Class C Shares reflects the fees and expenses of Class A Shares and Class C Shares, respectively, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  15

  RISK-MANAGED VALUE FUND - CLASS C



   Annual returns for periods ended 12/31
                                                                                         16.54%     0.48%
                                                                                          2006      2007

   Best Quarter:  4th-2006 6.82%     Worst Quarter:  4th-2007 (4.72)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (17.70)%.



                      Average annual total return for periods ended 12/31/07
                      ------------------------------------------------------
                                                             Since Inception
                                                1 year(1)       (12/30/05)
Class C Shares
  Return Before Taxes                            (0.50)%           8.20%
  Return After Taxes on Distributions            (1.08)%           7.77%
  Return After Taxes on Distributions and Sale
     of Fund Shares(2)                             0.02%           6.86%
Class A Shares(3)                                (4.61)%           5.83%
Russell 1000(R) Value Index(4)                   (0.17)%          10.45%
  (reflects no deduction for expenses, fees,
     or taxes)






  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

  After-tax returns are calculated using distributions for the Fund's Class C Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




16  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  17

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)...   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase
   price or redemption proceeds)...............................................   None(3)    1.00%(4)


--------------------------------------------------------------------------------


ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                        Distribution/                 Acquired  Total Annual             Net Annual
                                           Services                    Fund(8)      Fund                    Fund
                            Management     (12b-1)        Other       Fees and    Operating    Expense   Operating
                              Fee(5)       Fees(6)     Expenses(7)    Expenses   Expenses(9)   Waivers  Expenses(9)
Risk-Managed Core
  Fund(10) -
     Class A                   0.38%        0.25%         0.22%         0.00%       0.85%       0.00%      0.85%
     Class C                   0.38%        1.00%         0.23%         0.00%       1.61%       0.01%      1.60%
Risk-Managed Growth Fund -
     Class A                   0.50%        0.25%         0.03%         0.00%       0.78%       0.00%      0.78%
     Class C                   0.50%        1.00%         0.10%         0.00%       1.60%       0.00%      1.60%
Risk-Managed International
  Fund -
     Class A                   0.55%        0.25%         3.38%         0.00%       4.18%(11)   3.27%      0.91%(11)
     Class C                   0.55%        1.00%         3.38%         0.00%       4.93%(11)   3.27%      1.66%(11)
Risk-Managed Value Fund -
     Class A                   0.50%        0.25%         0.42%         0.00%       1.17%(11)   0.32%      0.85%(11)
     Class C                   0.50%        1.00%         0.46%         0.00%       1.96%(11)   0.36%      1.60%(11)

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Risk-Managed Core Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.
 (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (7) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


 (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


--------------------------------------------------------------------------------




18  Janus Adviser Series

--------------------------------------------------------------------------------

  (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

 (10) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.50%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
 (11) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


--------------------------------------------------------------------------------




                                                         Risk/return summary  19

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:





 IF CLASS A SHARES ARE REDEEMED:             1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                             -------------------------------------------------------------
 Risk-Managed Core Fund(4) - Class A             $ 657          $  831         $ 1,019          $ 1,564
 Risk-Managed Growth Fund - Class A               $650          $  810          $  983           $1,486
 Risk-Managed International Fund - Class A        $971         $ 1,771          $2,586           $4,680
 Risk-Managed Value Fund - Class A                $687          $  925          $1,182           $1,914

------------------------------------------------------------------------------------------------------------------------------------

 IF CLASS C SHARES ARE REDEEMED:               1 Year(5)      3 Years(3)      5 Years(3)      10 Years(3)
                                             -------------------------------------------------------------
 Risk-Managed Core Fund(4) - Class C              $264          $  508          $  876           $1,911
 Risk-Managed Growth Fund - Class C               $263          $  505          $  871           $1,900
 Risk-Managed International Fund - Class C        $593          $1,481          $2,469           $4,947
 Risk-Managed Value Fund - Class C                $299          $  615          $1,057           $2,285

------------------------------------------------------------------------------------------------------------------------------------

 IF CLASS A SHARES ARE NOT REDEEMED:         1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                             -------------------------------------------------------------
 Risk-Managed Core Fund(4) - Class A              $657          $  831          $1,019           $1,564
 Risk-Managed Growth Fund - Class A               $650          $  810          $  983           $1,486
 Risk-Managed International Fund - Class A        $971          $1,771          $2,586           $4,680
 Risk-Managed Value Fund - Class A                $687          $  925          $1,182           $1,914

------------------------------------------------------------------------------------------------------------------------------------

 IF CLASS C SHARES ARE NOT REDEEMED:           1 Year(3)      3 Years(3)      5 Years(3)      10 Years(3)
                                             -------------------------------------------------------------
 Risk-Managed Core Fund(4) - Class C              $164          $  508         $   876           $1,911
 Risk-Managed Growth Fund - Class C               $163          $  505          $  871           $1,900
 Risk-Managed International Fund - Class C        $493          $1,481          $2,469           $4,947
 Risk-Managed Value Fund - Class C                $199          $  615          $1,057           $2,285

------------------------------------------------------------------------------------------------------------------------------------









 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (3) Contingent deferred sales charge is not applicable.
 (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.


--------------------------------------------------------------------------------




20  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical investment process involves:

  - selecting stocks primarily from stocks within a Fund's benchmark;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


  INTECH seeks, over time, to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

  The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


                                   Principal investment strategies and risks  21

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.

RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




22  Janus Adviser Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


  Risk-Managed International Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets. As previously noted, to the extent that foreign securities may be included in the other Risk-Managed Funds' respective benchmark indices, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging



                                   Principal investment strategies and risks  23
    market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

3. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policy with respect to borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds. To the extent a Fund invests its uninvested cash




24  Janus Adviser Series
  through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.


  PORTFOLIO TURNOVER
  The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

  The rebalancing techniques used by the Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is




                                   Principal investment strategies and risks  25
  always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."





26  Janus Adviser Series

  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.






                                   Principal investment strategies and risks  27

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of the Risk-Managed Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

28  Janus Adviser Series
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




                                                     Management of the Funds  29

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Funds.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable). The fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.






  Risk-Managed Growth Fund, Risk-Managed International Fund, and Risk-Managed Value Fund pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Risk-Managed Growth Fund    All Asset Levels          0.50                   0.50
  Risk-Managed International
     Fund                     All Asset Levels          0.55                   0.00(2)
  Risk-Managed Value Fund     All Asset Levels          0.50                   0.20
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.


  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.





30  Janus Adviser Series

  Risk-Managed Core Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective January 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                            Performance         Actual Investment
                                         Performance         Adjusted       Advisory Fee(1) (%) (for
                                          Hurdle vs.        Investment        the fiscal year ended
  Fund Name             Base Fee (%)   Benchmark Index   Advisory Fee (%)        July 31, 2008)
----------------------------------------------------------------------------------------------------
  Risk-Managed Core
     Fund                   0.50           +/-4.00%            0.38                   0.38
----------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.





  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.





                                                     Management of the Funds  31

  RISK-MANAGED CORE FUND

  For Risk-Managed Core Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.

  Only the base fee rate applied until January 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance



32  Janus Adviser Series

  Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.




  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Risk-Managed Core Fund(1)                               0.60
  Risk-Managed Growth Fund                                0.60
  Risk-Managed International Fund                         0.65
  Risk-Managed Value Fund                                 0.60
--------------------------------------------------------------------------






  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





                                                     Management of the Funds  33

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (FORMERLY NAMED ENHANCED INVESTMENT TECHNOLOGIES, LLC) serves as subadviser to the Funds. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 89.2% of the outstanding voting shares of INTECH.


INVESTMENT PERSONNEL


    No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.


    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in June 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.


    ADRIAN BANNER has been Senior Investment Officer of INTECH since September 2007. Dr. Banner, previously Director of Research, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics.



    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance.





34  Janus Adviser Series

    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




                                                     Management of the Funds  35

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Funds, with the exception of Risk-Managed International Fund, currently offer five classes of shares. Risk-Managed International Fund currently offers four classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


36  Janus Adviser Series

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv)




                                                           Other information  37
  above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information




38  Janus Adviser Series
  about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  39

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

40  Janus Adviser Series
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  41

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




42  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such

                                                         Shareholder's guide  43
  events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




44  Janus Adviser Series

CHOOSING A SHARE CLASS

  The Funds have five classes of shares, with the exception of Risk-Managed International Fund, which has four classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares, Class R Shares, and Class S Shares are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  45

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:


  Class A Shares
  Initial sales charge on purchases          Up to 5.75%(1)
  - Reduction of initial sales charge for
    purchases of $50,000 or more
  - Initial sales charge waived for
    purchases of $1 million or more

  Deferred sales charge (CDSC)               None except on certain redemptions of
                                             Shares purchased without an initial
                                             sales charge(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           None
  Minimum aggregate account balance          None
  12b-1 fee                                  Up to 0.25% annual distribution fee;
                                             lower annual operating expenses than
                                             Class C Shares because of lower 12b-1
                                             fee



  (1) May be waived under certain circumstances.


  Class C Shares
  Initial sales charge on purchases          None
  Deferred sales charge (CDSC)               1.00% on Shares redeemed within 12
                                             months of purchase(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           $500,000
  Minimum aggregate account balance          None
  12b-1 fee                                  1.00% annual fee (up to 0.75%
                                             distribution fee and up to 0.25%
                                             shareholder servicing fee); higher
                                             annual operating expenses than Class A
                                             Shares because of higher 12b-1 fee



  (1) May be waived under certain circumstances.



DISTRIBUTION, SERVICING, AND ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES


  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:




46  Janus Adviser Series

Class                                            12b-1 Fee for the Funds
------------------------------------------------------------------------
Class A Shares                                            0.25%
Class C Shares                                            1.00%(1)



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.


  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


  ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by each class of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for



                                                         Shareholder's guide  47
  information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may



48  Janus Adviser Series
  receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Funds reserve the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None



  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.





                                                         Shareholder's guide  49

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held



50  Janus Adviser Series
  by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.


  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.




                                                         Shareholder's guide  51

  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.




52  Janus Adviser Series

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in




                                                         Shareholder's guide  53
  portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.




54  Janus Adviser Series

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of the Funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.




                                                         Shareholder's guide  55

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.




56  Janus Adviser Series

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds'



                                                         Shareholder's guide  57
  identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings of funds subadvised by INTECH (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.




  - TOP HOLDINGS. Top holdings of funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Funds subadvised by INTECH disclose their top ten portfolio holdings.



  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.





58  Janus Adviser Series

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  59

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Funds (assuming reinvestment of all dividends and distributions).


60  Janus Adviser Series


RISK-MANAGED CORE FUND - CLASS A
--------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008      2007(1)       2006      2005(2)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.61      $13.27      $13.92      $13.18

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.13        0.11        0.12        0.02
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.22)        1.31        0.66        2.20

 Total from investment operations                             (1.09)        1.42        0.78        2.22

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.21)      (0.04)      (0.12)          --
 Distributions from capital gains                             (0.43)      (0.04)      (1.31)      (1.48)

 Total distributions                                          (0.64)      (0.08)      (1.43)      (1.48)


 NET ASSET VALUE, END OF PERIOD                               $12.88      $14.61      $13.27      $13.92


 Total return(3)                                             (8.01)%      10.73%       5.69%      17.66%

 Net assets, end of period (in thousands)                    $27,142     $25,061     $16,014      $3,455
 Average net assets for the period (in thousands)            $33,863     $20,360      $9,771        $825
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)                                        0.85%       0.85%       0.85%       0.87%
 Ratio of net expenses to average net assets(4)(8)             0.85%       0.85%       0.85%       0.85%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                 1.25%       0.91%       0.78%       0.90%
 Portfolio turnover rate(4)                                      80%         96%         98%         80%
--------------------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 0.85% in 2008, 0.88% in 2007, 1.24% in 2006, and 1.53% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(8) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  61


RISK-MANAGED GROWTH FUND - CLASS A
---------------------------------------------------------------------------------------------------------
                                                                     Years or Period ended July 31
                                                               2008      2007        2006      2005(1)(2)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.45    $12.81      $13.32        $12.56

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.09      0.06        0.06            --
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.94)      1.62        0.08          1.64

 Total from investment operations                             (0.85)      1.68        0.14          1.64

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.08)    (0.04)      (0.02)            --
 Distributions from capital gains                             (0.64)        --      (0.63)        (0.88)

 Total distributions                                          (0.72)    (0.04)      (0.65)        (0.88)


 NET ASSET VALUE, END OF PERIOD                               $12.88    $14.45      $12.81        $13.32


 Total return(3)                                             (6.54)%    13.10%       0.84%        13.36%

 Net assets, end of period (in thousands)                    $34,231   $50,000     $30,875       $12,887
 Average net assets for the period (in thousands)            $47,093   $39,807     $22,793        $2,766
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)                                        0.78%     0.81%       0.85%         0.86%
 Ratio of net expenses to average net assets(4)(8)             0.78%     0.81%       0.85%         0.85%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                 0.57%     0.54%       0.61%         0.17%
 Portfolio turnover rate(4)                                     125%      113%        100%          106%
---------------------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The ratio was 0.91% in 2006 and 0.93% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(8) The expense ratio reflects expenses after any expense offset arrangements.




62  Janus Adviser Series


RISK-MANAGED INTERNATIONAL FUND - CLASS A
-----------------------------------------------------------------------------------------
                                                             Year or Period ended July 31
                                                               2008               2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $9.93               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.20                 0.08
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.01)               (0.15)

 Total from investment operations                             (0.81)               (0.07)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.15)                   --
 Distributions from capital gains                                 --                   --

 Total distributions                                          (0.15)                   --


 NET ASSET VALUE, END OF PERIOD                                $8.97                $9.93


 Total return(2)                                             (8.35)%              (0.70)%

 Net assets, end of period (in thousands)                     $2,326               $2,481
 Average net assets for the period (in thousands)             $2,507               $2,490
 Ratio of gross expenses to average net assets(3)(4)(5)        0.91%                0.91%
 Ratio of net expenses to average net assets(3)(6)             0.90%                0.90%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 1.92%                3.20%
 Portfolio turnover rate(3)                                     105%                 140%
-----------------------------------------------------------------------------------------




(1) Period May 2, 2007 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 4.18% in 2008 and 6.11% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  63


RISK-MANAGED VALUE FUND - CLASS A
------------------------------------------------------------------------------------------------
                                                                Years or Period ended July 31
                                                               2008          2007        2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $11.68       $10.64        $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.14         0.16          0.09
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.58)         1.05          0.55

 Total from investment operations                              (1.44)         1.21          0.64

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.13)       (0.15)            --
 Distributions from capital gains                              (0.23)       (0.02)            --

 Total distributions                                           (0.36)       (0.17)            --


 NET ASSET VALUE, END OF PERIOD                                 $9.88       $11.68        $10.64


 Total return(2)                                             (12.78)%       11.38%         6.40%

 Net assets, end of period (in thousands)                      $1,032         $538          $266
 Average net assets for the period (in thousands)                $680         $414          $256
 Ratio of gross expenses to average net assets(3)(4)(5)         0.85%        0.85%         0.85%
 Ratio of net expenses to average net assets(3)(6)              0.85%        0.85%         0.85%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  2.08%        1.64%         1.48%
 Portfolio turnover rate(3)                                       78%          71%           98%
------------------------------------------------------------------------------------------------




(1) Period December 30, 2005 (inception date) through July 31, 2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.17% in 2008, 1.35% in 2007, and 3.67% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




64  Janus Adviser Series


RISK-MANAGED CORE FUND - CLASS C
---------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                               2008       2007       2006      2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.26     $13.04     $13.69    $12.62     $10.86

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.06       0.02       0.02      0.04     (0.04)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.24)       1.24       0.65      2.51       2.00

 Total from investment operations                             (1.18)       1.26       0.67      2.55       1.96

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.09)         --     (0.01)        --         --
 Distributions from capital gains                             (0.43)     (0.04)     (1.31)    (1.48)     (0.20)

 Total distributions                                          (0.52)     (0.04)     (1.32)    (1.48)     (0.20)


 NET ASSET VALUE, END OF PERIOD                               $12.56     $14.26     $13.04    $13.69     $12.62


 Total return                                                (8.76)%      9.70%      4.87%    21.00%     18.18%

 Net assets, end of period (in thousands)                    $15,400    $23,963    $12,659    $9,497     $4,920
 Average net assets for the period (in thousands)            $20,486    $19,146     $8,683    $6,403     $4,746
 Ratio of gross expenses to average net assets(1)(2)(3)        1.60%      1.60%      1.60%     1.61%      1.89%
 Ratio of net expenses to average net assets(4)                1.60%      1.60%      1.60%     1.60%      1.89%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.48%      0.17%      0.09%     0.14%    (0.53)%
 Portfolio turnover rate                                         80%        96%        98%       80%        74%
---------------------------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 1.61% in 2008, 1.64% in 2007, 1.99% in 2006, 2.68% in 2005,
    and 3.02% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  65


RISK-MANAGED GROWTH FUND - CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                               2008     2007(1)      2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.03     $12.51     $13.10     $12.14     $11.10

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 (0.11)     (0.01)         --       0.02     (0.06)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.83)       1.53       0.04       1.82       1.40

 Total from investment operations                             (0.94)       1.52       0.04       1.84       1.34

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --         --         --         --         --
 Distributions from capital gains                             (0.64)         --     (0.63)     (0.88)     (0.30)

 Total distributions                                          (0.64)         --     (0.63)     (0.88)     (0.30)


 NET ASSET VALUE, END OF PERIOD                               $12.45     $14.03     $12.51     $13.10     $12.14


 Total return                                                (7.31)%     12.15%      0.11%     15.44%     12.16%

 Net assets, end of period (in thousands)                     $8,767    $15,250    $12,131    $10,170     $5,016
 Average net assets for the period (in thousands)            $12,982    $14,549    $10,135     $6,173     $4,804
 Ratio of gross expenses to average net assets(2)(3)(4)        1.60%      1.59%      1.60%      1.60%      1.89%
 Ratio of net expenses to average net assets(5)                1.60%      1.59%      1.60%      1.60%      1.89%
 Ratio of net investment income/(loss) to average net
     assets                                                  (0.25)%    (0.22)%    (0.16)%    (0.39)%    (1.06)%
 Portfolio turnover rate                                        125%       113%       100%       106%        92%
----------------------------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.64% in 2006, 1.84% in 2005, and 2.04% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.




66  Janus Adviser Series


RISK-MANAGED INTERNATIONAL FUND - CLASS C
---------------------------------------------------------------------------------------------
                                                               Year or Period ended July 31
                                                               2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $9.91                   $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.13                     0.06
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.01)                   (0.15)

 Total from investment operations                             (0.88)                   (0.09)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.10)                       --
 Distributions from capital gains                                 --                       --

 Total distributions                                          (0.10)                       --


 NET ASSET VALUE, END OF PERIOD                                $8.93                    $9.91


 Total return(2)                                             (9.03)%                  (0.90)%

 Net assets, end of period (in thousands)                     $2,274                   $2,477
 Average net assets for the period (in thousands)             $2,485                   $2,487
 Ratio of gross expenses to average net assets(3)(4)(5)        1.66%                    1.66%
 Ratio of net expenses to average net assets(3)(6)             1.65%                    1.65%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 1.17%                    2.45%
 Portfolio turnover rate(3)                                     105%                     140%
---------------------------------------------------------------------------------------------




(1) Period May 2, 2007 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 4.93% in 2008 and 6.86% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  67


RISK-MANAGED VALUE FUND - CLASS C
----------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008         2007       2006(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                          $11.61      $10.60       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.23        0.07         0.04
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.75)        1.05         0.56

 Total from investment operations                              (1.52)        1.12         0.60

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.08)      (0.09)           --
 Distributions from capital gains                              (0.23)      (0.02)           --

 Total distributions                                           (0.31)      (0.11)           --


 NET ASSET VALUE, END OF PERIOD                                 $9.78      $11.61       $10.60


 Total return(2)                                             (13.49)%      10.52%        6.00%

 Net assets, end of period (in thousands)                        $342      $1,510         $267
 Average net assets for the period (in thousands)                $860        $577         $256
 Ratio of gross expenses to average net assets(3)(4)(5)         1.60%       1.61%        1.60%
 Ratio of net expenses to average net assets(3)(6)              1.60%       1.60%        1.60%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  1.36%       0.80%        0.73%
 Portfolio turnover rate(3)                                       78%         71%          98%

----------------------------------------------------------------------------------------------




(1) Period December 30, 2005 (inception date) through July 31, 2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.96% in 2008, 2.05% in 2007, and 4.42% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




68  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  69

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



70  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  71

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




72  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  73

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



74  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                                Glossary of investment terms  75

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




76  Janus Adviser Series

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 RISK-MANAGED
                                   Janus Adviser INTECH Risk-Managed Core Fund
                                   Janus Adviser INTECH Risk-Managed Growth Fund Janus Adviser INTECH Risk-Managed
                                 International Fund
                                   Janus Adviser INTECH Risk-Managed Value Fund

                              JANUS ADVISER SERIES
                                 CLASS I SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes four portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds") are subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).



              Each Fund in this Prospectus, with the exception of Janus Adviser INTECH Risk-Managed International Fund, currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Janus Adviser INTECH Risk-Managed International Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.



              Effective as of November 10, 2008, Class R Shares of the Funds no longer accept investments by new plans and other new shareholders. Effective on or about March 31, 2009, Class R Shares of the Funds will be liquidated. Please see the Funds' Class R Shares prospectus for more information.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser INTECH Risk-Managed Core Fund........     2
  Janus Adviser INTECH Risk-Managed Growth Fund......     6
  Janus Adviser INTECH Risk-Managed International
  Fund...............................................    10
  Janus Adviser INTECH Risk-Managed Value Fund.......    13

FEES AND EXPENSES....................................    17

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    20
  Risks..............................................    21
  Frequently asked questions about certain risks.....    22
  General portfolio policies.........................    23

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    27
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    27
  Management expenses................................    29
  Subadviser.........................................    33
  Investment personnel...............................    33

OTHER INFORMATION....................................    35

DISTRIBUTIONS AND TAXES..............................    39

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    42
  Administrative, networking, or omnibus positioning
  fees...............................................    44
  Purchases..........................................    44
  Exchanges..........................................    45
  Redemptions........................................    46
  Redemption fee.....................................    47
  Excessive trading..................................    49
  Shareholder communications.........................    53

FINANCIAL HIGHLIGHTS.................................    54

GLOSSARY OF INVESTMENT TERMS.........................    59






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER INTECH RISK-MANAGED CORE FUND

  Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED CORE FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



                                                          Risk/return summary  3

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007 and the performance of the Fund's Class S Shares from January 2, 2003 to November 28, 2005, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Adviser Series

  RISK-MANAGED CORE FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                     17.21%    10.62%    11.50%     6.74%
                                                                      2004      2005      2006      2007

   Best Quarter  4th-2004 9.41%     Worst Quarter:  2nd-2006 (2.50)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (19.14)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (1/2/03)
  Class I Shares
    Return Before Taxes                                               6.74%         13.97%
    Return After Taxes on Distributions                               5.91%         12.77%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    5.17%         11.85%
  S&P 500(R) Index(2)                                                 5.49%         12.11%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.


  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to November 28, 2005. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND

  Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED GROWTH FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





6  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



                                                          Risk/return summary  7

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007 and the performance of the Fund's Class S Shares from January 2, 2003 to November 28, 2005, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




8  Janus Adviser Series

  RISK-MANAGED GROWTH FUND - CLASS I



   Annual returns for periods ended 12/31
                                                                     12.34%     6.87%     7.49%    10.77%
                                                                      2004      2005      2006      2007

   Best Quarter:  4th-2004 9.03%     Worst Quarter:  2nd-2006 (4.14)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (23.23)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (1/2/03)
  Class I Shares
    Return Before Taxes                                              10.77%         12.11%
    Return After Taxes on Distributions                               9.84%         11.20%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    7.93%         10.21%
  Russell 1000(R) Growth Index(2)                                    11.81%         11.37%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to November 28, 2005. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  9

JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND

  Risk-Managed International Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





10  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.


  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular



                                                         Risk/return summary  11
  market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's first annual and/or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index, which is the Fund's benchmark index. The MSCI EAFE(R) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries.





12  Janus Adviser Series

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND

  Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED VALUE FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                         Risk/return summary  13

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also



14  Janus Adviser Series
  reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class I Shares of the Fund commenced operations on December 30, 2005. The performance shown reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  15

RISK-MANAGED VALUE FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                                         17.72%     1.47%
                                                                                          2006      2007

   Best Quarter:  4th-2006 7.02%     Worst Quarter:  4th-2007 (4.47)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (17.05)%.



                                         Average annual total return for periods ended 12/31/07
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year       (12/30/05)
  Class I Shares
    Return Before Taxes                                                1.47%          9.28%
    Return After Taxes on Distributions                                0.76%          8.68%
    Return After Taxes on Distributions and Sale of Fund Shares(1)     1.36%          7.72%
  Russell 1000(R) Value Index(2)                                     (0.17)%         10.45%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class I Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




16  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  17

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount
   redeemed)...................................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                  Acquired    Total Annual                Net Annual
                                                                   Fund(6)        Fund                       Fund
                                     Management       Other       Fees and      Operating     Expense     Operating
                                       Fee(4)      Expenses(5)    Expenses     Expenses(7)    Waivers    Expenses(7)
 Risk-Managed Core Fund(8) -
   Class I                              0.38%         0.16%         0.00%         0.54%        0.00%        0.54%
 Risk-Managed Growth Fund -
   Class I                              0.50%         0.03%         0.00%         0.53%        0.00%        0.53%
 Risk-Managed International Fund -
   Class I                              0.55%         3.37%         0.00%         3.92%(9)     3.26%        0.66%(9)
 Risk-Managed Value Fund -
   Class I                              0.50%         0.40%         0.00%         0.90%(9)     0.30%        0.60%(9)

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class I Shares from each Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Risk-Managed Core Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.

 (5) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




18  Janus Adviser Series

--------------------------------------------------------------------------------
  (8) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.50%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
  (9) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                         1 Year   3 Years   5 Years   10 Years
                                         -------------------------------------
 Risk-Managed Core Fund(1) - Class I      $  55   $   173   $   302    $   677
 Risk-Managed Growth Fund - Class I       $  54   $   170   $   296    $   665
 Risk-Managed International
   Fund - Class I                         $ 394   $ 1,195   $ 2,014    $ 4,138
 Risk-Managed Value Fund - Class I        $  92   $   287   $   498    $ 1,108



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




                                                         Risk/return summary  19

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical investment process involves:

  - selecting stocks primarily from stocks within a Fund's benchmark;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


  INTECH seeks, over time, to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

  The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


20  Janus Adviser Series

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.

RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  21

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


  Risk-Managed International Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets. As previously noted, to the extent that foreign securities may be included in the other Risk-Managed Funds' respective benchmark indices, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging



22  Janus Adviser Series
    market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

3. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policy with respect to borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds. To the extent a Fund invests its uninvested cash




                                   Principal investment strategies and risks  23
  through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.


  PORTFOLIO TURNOVER
  The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

  The rebalancing techniques used by the Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is




24  Janus Adviser Series
  always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."





                                   Principal investment strategies and risks  25

  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.




26  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of the Risk-Managed Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                     Management of the Funds  27
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




28  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Funds.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable). The fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.



  Risk-Managed Growth Fund, Risk-Managed International Fund, and Risk-Managed Value Fund pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Risk-Managed Growth Fund    All Asset Levels          0.50                   0.50
  Risk-Managed International
     Fund                     All Asset Levels          0.55                   0.00(2)
  Risk-Managed Value Fund     All Asset Levels          0.50                   0.20
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.


  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.





  Risk-Managed Core Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment




                                                     Management of the Funds  29
  record of its benchmark index. Any adjustment to the investment advisory fee rate was effective January 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                             Performance         Actual Investment
                                           Performance         Adjusted       Advisory Fee(1) (%) (for
                                           Hurdle vs.         Investment       the fiscal year ended
  Fund Name               Base Fee (%)   Benchmark Index   Advisory Fee (%)        July 31, 2008)
------------------------------------------------------------------------------------------------------
  Risk-Managed Core Fund      0.50          +/-4.00%             0.38                   0.38
------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.





30  Janus Adviser Series

  RISK-MANAGED CORE FUND

  For Risk-Managed Core Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.

  Only the base fee rate applied until January 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance



                                                     Management of the Funds  31

  Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Risk-Managed Core Fund(1)                               0.60
  Risk-Managed Growth Fund                                0.60
  Risk-Managed International Fund                         0.65
  Risk-Managed Value Fund                                 0.60
--------------------------------------------------------------------------






  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





32  Janus Adviser Series

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (FORMERLY NAMED ENHANCED INVESTMENT TECHNOLOGIES, LLC) serves as subadviser to the Funds. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 89.2% of the outstanding voting shares of INTECH.


INVESTMENT PERSONNEL


    No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.


    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in June 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.


    ADRIAN BANNER has been Senior Investment Officer of INTECH since September 2007. Dr. Banner, previously Director of Research, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics.



    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance.





                                                     Management of the Funds  33

    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




34  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Funds, with the exception of Risk-Managed International Fund, currently offer five classes of shares. Risk-Managed International Fund currently offers four classes of shares. Only Class I Shares are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they

                                                           Other information  35
  were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class




36  Janus Adviser Series
  action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




                                                           Other information  37

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.





38  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  39
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




40  Janus Adviser Series

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  41

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

42  Janus Adviser Series
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not



                                                         Shareholder's guide  43
  responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.


ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's



44  Janus Adviser Series
  identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure



                                                         Shareholder's guide  45
  to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Funds may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed




46  Janus Adviser Series
  beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset



                                                         Shareholder's guide  47
  the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.




48  Janus Adviser Series

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds); and

  - exchange limitations (for accounts held directly with the Funds) as described under "Exchanges."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, for accounts holding Shares directly, the Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges")



                                                         Shareholder's guide  49
  in a Fund in a 12-month period. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase



50  Janus Adviser Series
  order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive



                                                         Shareholder's guide  51
  trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings of funds subadvised by INTECH (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.




  - TOP HOLDINGS. Top holdings of funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Funds subadvised by INTECH disclose their top ten portfolio holdings.



  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus



52  Janus Adviser Series

  Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Funds (assuming reinvestment of all dividends and distributions).



54  Janus Adviser Series


RISK-MANAGED CORE FUND - CLASS I
----------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008         2007       2006(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.55       $13.23       $14.23

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.25         0.14         0.19
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.30)         1.29         0.26

 Total from investment operations                             (1.05)         1.43         0.45

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.24)       (0.07)       (0.14)
 Distributions from capital gains                             (0.43)       (0.04)       (1.31)
 Redemption fees                                                  --(2)        --(2)        --

 Total distributions and other                                (0.67)       (0.11)       (1.45)


 NET ASSET VALUE, END OF PERIOD                               $12.83       $14.55       $13.23


 Total return(3)                                             (7.80)%       10.86%        3.21%

 Net assets, end of period (in thousands)                    $57,451      $97,102      $54,444
 Average net assets for the period (in thousands)            $84,144      $80,009      $32,814
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)                                        0.54%        0.59%        0.60%
 Ratio of net expenses to average net assets(4)(8)             0.54%        0.59%        0.60%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                 1.55%        1.19%        0.93%
 Portfolio turnover rate(4)                                      80%          96%          98%

----------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 0.54% in 2008, 0.59% in 2007, and 0.84% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(8) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  55


RISK-MANAGED GROWTH FUND - CLASS I
--------------------------------------------------------------------------------------------------
                                                                 Years or Period ended July 31
                                                                2008         2007          2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                            $14.40       $12.76        $13.52

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.11         0.08          0.05
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 (0.93)         1.63        (0.16)

 Total from investment operations                                (0.82)         1.71        (0.11)

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                            (0.10)       (0.07)        (0.02)
 Distributions from capital gains                                (0.64)           --        (0.63)
 Redemption fees                                                     --           --(2)         --(2)

 Total distributions and other                                   (0.74)       (0.07)        (0.65)


 NET ASSET VALUE, END OF PERIOD                                  $12.84       $14.40        $12.76


 Total return(3)                                                (6.33)%       13.39%       (0.99)%

 Net assets, end of period (in thousands)                    $1,224,054   $1,223,851      $245,807
 Average net assets for the period (in thousands)            $1,288,020     $981,873       $99,407
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)                                           0.53%        0.56%         0.60%
 Ratio of net expenses to average net assets(4)(8)                0.53%        0.56%         0.60%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                    0.79%        0.77%         0.83%
 Portfolio turnover rate(4)                                        125%         113%          100%
--------------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year or period end.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The ratio was 0.61% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.
(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(8) The expense ratio reflects expenses after any expense offset arrangements.




56  Janus Adviser Series


RISK-MANAGED INTERNATIONAL FUND - CLASS I
----------------------------------------------------------------------------------------------
                                                                Year or Period ended July 31
                                                                2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                           $9.93                   $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.22                     0.09
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.01)                   (0.16)

 Total from investment operations                              (0.79)                   (0.07)

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                          (0.16)                       --
 Distributions from capital gains                                  --                       --
 Redemption fees                                                   --                       --

 Total distributions and other                                 (0.16)                       --


 NET ASSET VALUE, END OF PERIOD                                 $8.98                    $9.93


 Total return(2)                                              (8.09)%                  (0.70)%

 Net assets, end of period (in thousands)                      $2,571                   $2,484
 Average net assets for the period (in thousands)              $2,694                   $2,491
 Ratio of gross expenses to average net assets(3)(4)(5)         0.66%                    0.66%
 Ratio of net expenses to average net assets(3)(6)              0.65%                    0.65%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  2.18%                    3.45%
 Portfolio turnover rate(3)                                      105%                     140%

----------------------------------------------------------------------------------------------




(1) Period May 2, 2007 (inception date) through July 31, 2007.


(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio of 3.92% in 2008 and 5.86% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  57


RISK-MANAGED VALUE FUND - CLASS I
-----------------------------------------------------------------------------------------------
                                                                Years or Period ended July 31
                                                               2008          2007       2006(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                          $11.70       $10.66       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.22         0.20         0.08
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.64)         1.04         0.58

 Total from investment operations                              (1.42)         1.24         0.66

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                          (0.14)       (0.18)           --
 Distributions from capital gains                              (0.23)       (0.02)           --
 Redemption fees                                                   --(2)        --           --

 Total distributions and other                                 (0.37)       (0.20)           --


 NET ASSET VALUE, END OF PERIOD                                 $9.91       $11.70       $10.66


 Total return(3)                                             (12.54)%       11.58%        6.60%

 Net assets, end of period (in thousands)                     $63,472      $47,593      $18,723
 Average net assets for the period (in thousands)             $57,513      $31,496      $14,266
 Ratio of gross expenses to average net assets(4)(5)(6)         0.60%        0.60%        0.61%
 Ratio of net expenses to average net assets(4)(7)              0.60%        0.60%        0.60%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                  2.34%        1.87%        1.70%
 Portfolio turnover rate(4)                                       78%          71%          98%

-----------------------------------------------------------------------------------------------




(1) Period December 30, 2005 (inception date) through July 31, 2006.
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 0.90% in 2008, 1.09% in 2007, and 2.91% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




58  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  59

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



60  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  61

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




62  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  63

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



64  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                                Glossary of investment terms  65

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




66  Janus Adviser Series

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                                                                              67

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68

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 RISK-MANAGED
                                   Janus Adviser INTECH Risk-Managed Core Fund
                                   Janus Adviser INTECH Risk-Managed Growth Fund Janus Adviser INTECH Risk-Managed Value Fund


                              JANUS ADVISER SERIES

                                 CLASS R SHARES*


        * EFFECTIVE AS OF NOVEMBER 10, 2008, CLASS R SHARES OF THE FUNDS
      NO LONGER ACCEPT INVESTMENTS BY NEW PLANS AND OTHER NEW SHAREHOLDERS.
                PLEASE SEE THE INSIDE COVER FOR MORE INFORMATION.


                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              The Board of Trustees of Janus Adviser Series (the "Trust") approved a plan to terminate and liquidate the Class R Shares of Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, and Janus Adviser INTECH Risk-Managed Value Fund (each a "Fund" and together, the "Funds"), effective on or about March 31, 2009 ("Liquidation Date") or at such other time as may be authorized by the Trustees.



              Effective as of November 10, 2008, Class R Shares of the Funds no longer accept investments in Class R Shares by new plans and other new shareholders and may, without prior notice, no longer accept investments by existing shareholders.



              A plan participant or other shareholder may obtain additional information by contacting their plan sponsor, financial intermediary, or financial advisor. Additionally, Janus representatives are available at 1-800-525-0020.



              Effective as of the Liquidation Date, all references to each Fund's Class R Shares within the Prospectus are hereby deleted.

TABLE OF CONTENTS
--------------------------------------------------------------------------------






RISK/RETURN SUMMARY
  Janus Adviser INTECH Risk-Managed Core Fund........     2
  Janus Adviser INTECH Risk-Managed Growth Fund......     6
  Janus Adviser INTECH Risk-Managed Value Fund.......    10

FEES AND EXPENSES....................................    14

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    17
  Risks..............................................    18
  Frequently asked questions about certain risks.....    19
  General portfolio policies.........................    20

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    23
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    23
  Management expenses................................    25
  Subadviser.........................................    29
  Investment personnel...............................    29

OTHER INFORMATION....................................    31

DISTRIBUTIONS AND TAXES..............................    34

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    37
  Distribution and service fees......................    39
  Purchases..........................................    39
  Exchanges..........................................    40
  Redemptions........................................    41
  Redemption fee.....................................    42
  Excessive trading..................................    43
  Shareholder communications.........................    47

FINANCIAL HIGHLIGHTS.................................    48

GLOSSARY OF INVESTMENT TERMS.........................    52





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER INTECH RISK-MANAGED CORE FUND

  Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED CORE FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



                                                          Risk/return summary  3

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004 as explained below.



  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown for periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Adviser Series

  RISK-MANAGED CORE FUND - CLASS R


   Annual returns for periods ended 12/31
                                                                     16.64%    10.92%    10.71%     5.96%
                                                                      2004      2005      2006      2007

   Best Quarter:  4th-2004 9.56%                 Worst Quarter:  2nd-2006 (2.72)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (19.51)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (1/2/03)
  Class R Shares
    Return Before Taxes                                               5.96%         13.39%
    Return After Taxes on Distributions                               5.24%         12.25%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    4.60%         11.36%
  S&P 500(R) Index(2)                                                 5.49%         12.11%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.


  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007 and for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to September 30, 2004. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND

  Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED GROWTH FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





6  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



                                                          Risk/return summary  7

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007 and the performance of the Fund's Class S Shares from January 2, 2003 to September 30, 2004 as explained below.



  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown for periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




8  Janus Adviser Series

RISK-MANAGED GROWTH FUND - CLASS R


   Annual returns for periods ended 12/31
                                                                     11.94%     6.57%     6.68%    10.02%
                                                                      2004      2005      2006      2007

   Best Quarter:  4th-2004 8.95%     Worst Quarter:  2nd-2006 (4.31)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (23.66)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (1/2/03)
  Class R Shares
    Return Before Taxes                                              10.02%         11.85%
    Return After Taxes on Distributions                               9.15%         10.94%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    7.41%          9.98%
  Russell 1000(R) Growth Index(2)                                    11.81%         11.37%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007 and for the Fund's Class S Shares (formerly named Class I Shares) for the period January 2, 2003 to September 30, 2004. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  9

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND

  Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED VALUE FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





10  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also



                                                         Risk/return summary  11
  reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class R Shares of the Fund commenced operations on December 30, 2005. The performance shown reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




12  Janus Adviser Series

  RISK-MANAGED VALUE FUND - CLASS R


   Annual returns for periods ended 12/31
                                                                                         16.82%     0.67%
                                                                                          2006      2007

   Best Quarter:  4th-2006 6.88%     Worst Quarter:  4th-2007 (4.69)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (17.48)%.



                                         Average annual total return for periods ended 12/31/07
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year       (12/30/05)
  Class R Shares
    Return Before Taxes                                                0.67%          8.43%
    Return After Taxes on Distributions                                0.07%          7.98%
    Return After Taxes on Distributions and Sale of Fund Shares(1)     0.79%          7.05%
  Russell 1000(R) Value Index(2)                                     (0.17)%         10.45%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

  After-tax returns are calculated using distributions for the Fund's Class R Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  13

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class R Shares do not impose sales charges when you buy or sell the Funds' Class R Shares. However, if you sell Class R Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




14  Janus Adviser Series

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class R
 Sales charges.................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount
   redeemed)...................................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)




------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                   Acquired    Total Annual                Net Annual
                                      Distribution                  Fund(7)        Fund                       Fund
                          Management     (12b-1)       Other       Fees and      Operating     Expense     Operating
                            Fee(4)       Fees(5)    Expenses(6)    Expenses     Expenses(8)    Waivers    Expenses(8)
Risk-Managed Core
  Fund(9) -
  Class R                    0.38%        0.50%        0.42%         0.00%         1.30%        0.00%        1.30%
Risk-Managed Growth
  Fund -
  Class R                    0.50%        0.50%        0.28%         0.00%         1.28%        0.00%        1.28%
Risk-Managed Value
  Fund -
  Class R                    0.50%        0.50%        0.66%         0.00%         1.66%(10)    0.31%        1.35%(10)

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class R Shares from each Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Risk-Managed Core Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.
 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (6) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




                                                         Risk/return summary  15

--------------------------------------------------------------------------------
  (9) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.50%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
 (10) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                        1 Year    3 Years    5 Years    10 Years
                                        ----------------------------------------
Risk-Managed Core Fund(1) - Class R      $ 132     $ 412      $ 713      $ 1,568
Risk-Managed Growth Fund - Class R       $ 130     $ 406      $ 702      $ 1,545
Risk-Managed Value Fund - Class R        $ 169     $ 523      $ 902      $ 1,965



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




16  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical investment process involves:

  - selecting stocks primarily from stocks within a Fund's benchmark;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


  INTECH seeks, over time, to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

  The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


                                   Principal investment strategies and risks  17

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.

RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




18  Janus Adviser Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  As previously noted, to the extent that foreign securities may be included in the Risk-Managed Funds' respective benchmark indices, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs

2. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

3. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.





                                   Principal investment strategies and risks  19

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policy with respect to borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.


  PORTFOLIO TURNOVER
  The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

  The rebalancing techniques used by the Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.




20  Janus Adviser Series

  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs




                                   Principal investment strategies and risks  21

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.




22  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of the Risk-Managed Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                     Management of the Funds  23
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




24  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Funds.





  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable). The fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.



  Risk-Managed Growth Fund and Risk-Managed Value Fund pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Risk-Managed Growth Fund    All Asset Levels          0.50                   0.50
  Risk-Managed Value Fund     All Asset Levels          0.50                   0.20
---------------------------------------------------------------------------------------------






  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.



  Risk-Managed Core Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective January 2007. Until such time, only the base fee rate shown





                                                     Management of the Funds  25
  below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.

  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                            Performance         Actual Investment
                                         Performance         Adjusted       Advisory Fee(1) (%) (for
                                          Hurdle vs.        Investment        the fiscal year ended
  Fund Name            Base Fee (%)    Benchmark Index   Advisory Fee (%)        July 31, 2008)
----------------------------------------------------------------------------------------------------
  Risk-Managed Core
     Fund                  0.50            +/-4.00%            0.38                   0.38
----------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.


  RISK-MANAGED CORE FUND

  For Risk-Managed Core Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance



26  Janus Adviser Series
  adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.

  Only the base fee rate applied until January 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.




                                                     Management of the Funds  27

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Risk-Managed Core Fund(1)                               0.60
  Risk-Managed Growth Fund                                0.60
  Risk-Managed Value Fund                                 0.60
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





28  Janus Adviser Series

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (FORMERLY NAMED ENHANCED INVESTMENT TECHNOLOGIES, LLC) serves as subadviser to the Funds. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 89.2% of the outstanding voting shares of INTECH.


INVESTMENT PERSONNEL


    No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.


    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in June 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.


    ADRIAN BANNER has been Senior Investment Officer of INTECH since September 2007. Dr. Banner, previously Director of Research, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics.



    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance.





                                                     Management of the Funds  29

    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




30  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Funds currently offer five classes of shares. Only Class R Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel

                                                           Other information  31
  on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.





32  Janus Adviser Series

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

34  Janus Adviser Series
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  35

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




36  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  Effective as of November 10, 2008, the Funds no longer accept investments in Class R Shares by new plans and other new shareholders and may, without prior notice, no longer accept investments by existing shareholders. Effective on or about March 31, 2009, or at such other time as may be authorized by the Trustees, Class R Shares of the Funds will be liquidated.


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the

                                                         Shareholder's guide  37
  securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




38  Janus Adviser Series

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class R Shares at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES


  Effective as of November 10, 2008, the Funds no longer accept investments in Class R Shares by new plans and other new shareholders and may, without prior notice, no longer accept investments by existing shareholders.


  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of



                                                         Shareholder's guide  39

  Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into




40  Janus Adviser Series
  which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.





                                                         Shareholder's guide  41

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.




42  Janus Adviser Series

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of



                                                         Shareholder's guide  43
  individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the




44  Janus Adviser Series
  trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the



                                                         Shareholder's guide  45
  security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings of funds subadvised by INTECH (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business




46  Janus Adviser Series
    days thereafter under the Characteristics tab of each fund at www.janus.com/info.




  - TOP HOLDINGS. Top holdings of funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Funds subadvised by INTECH disclose their top ten portfolio holdings.



  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.



  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class R Shares of the Funds (assuming reinvestment of all dividends and distributions).


48  Janus Adviser Series


RISK-MANAGED CORE FUND - CLASS R
------------------------------------------------------------------------------------------------------
                                                                   Years or Period ended July 31
                                                               2008       2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.46     $13.20     $13.86      $13.18

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.11         --       0.05        0.04
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.26)       1.32       0.66        2.12

 Total from investment operations                             (1.15)       1.32       0.71        2.16

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.16)     (0.02)     (0.06)          --
 Distributions from capital gains                             (0.43)     (0.04)     (1.31)      (1.48)
 Redemption fees                                                  --         --         --          --

 Total distributions and other                                (0.59)     (0.06)     (1.37)      (1.48)


 NET ASSET VALUE, END OF PERIOD                               $12.72     $14.46     $13.20      $13.86


 Total return(2)                                             (8.45)%     10.03%      5.15%      17.17%

 Net assets, end of period (in thousands)                       $525       $578        $12         $12
 Average net assets for the period (in thousands)               $578       $179        $12         $11
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                        1.30%      1.30%      1.35%       1.35%
 Ratio of net expenses to average net assets(3)(7)             1.29%      1.30%      1.35%       1.35%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 0.78%      0.30%      0.37%       0.38%
 Portfolio turnover rate(3)                                      80%        96%        98%         80%
------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.30% in 2008, 1.30% in 2007, 1.78% in 2006, and 2.41% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  49


RISK-MANAGED GROWTH FUND - CLASS R
------------------------------------------------------------------------------------------------------
                                                                   Years or Period ended July 31
                                                               2008       2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.27     $12.69     $13.24      $12.56

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.01         --       0.01      (0.01)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.92)       1.58       0.07        1.57

 Total from investment operations                             (0.91)       1.58       0.08        1.56

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.06)         --         --          --
 Distributions from capital gains                             (0.64)         --     (0.63)      (0.88)
 Redemption fees                                                  --         --         --          --

 Total distributions and other                                (0.70)         --     (0.63)      (0.88)


 NET ASSET VALUE, END OF PERIOD                               $12.66     $14.27     $12.69      $13.24


 Total return(2)                                             (7.02)%     12.45%      0.42%      12.69%

 Net assets, end of period (in thousands)                       $168       $178        $16         $11
 Average net assets for the period (in thousands)               $187        $22        $13         $11
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                        1.28%      1.34%      1.35%       1.35%
 Ratio of net expenses to average net assets(3)(7)             1.27%      1.33%      1.35%       1.35%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 0.07%      0.01%      0.09%     (0.10)%
 Portfolio turnover rate(3)                                     125%       113%       100%        106%
------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 1.39% in 2006 and 1.53% in 2005 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




50  Janus Adviser Series


RISK-MANAGED VALUE FUND - CLASS R
----------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008         2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $11.64      $10.61       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.18        0.11         0.06
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.67)        1.04         0.55

 Total from investment operations                              (1.49)        1.15         0.61

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.09)      (0.10)           --
 Distributions from capital gains                              (0.23)      (0.02)           --

 Total distributions                                           (0.32)      (0.12)           --


 NET ASSET VALUE, END OF PERIOD                                 $9.83      $11.64       $10.61


 Total return(2)                                             (13.19)%      10.77%        6.10%

 Net assets, end of period (in thousands)                        $371        $457         $265
 Average net assets for the period (in thousands)                $420        $324         $255
 Ratio of gross expenses to average net assets(3)(4)(5)         1.35%       1.35%        1.35%
 Ratio of net expenses to average net assets(3)(6)              1.35%       1.35%        1.35%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  1.59%       1.14%        0.98%
 Portfolio turnover rate(3)                                       78%         71%          98%
----------------------------------------------------------------------------------------------




(1) Period December 30, 2005 (inception date) through July 31, 2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.66% in 2008, 1.85% in 2007, and 4.17% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  51

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


52  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  53
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




54  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  55

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



56  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  57
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




58  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  59

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60

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                          November 28, 2008




                          RISK-MANAGED
                            Janus Adviser INTECH Risk-Managed Core Fund
                            Janus Adviser INTECH Risk-Managed Growth Fund
                            Janus Adviser INTECH Risk-Managed International Fund Janus Adviser INTECH Risk-Managed Value Fund

                              JANUS ADVISER SERIES
                                 CLASS S SHARES

                                   Prospectus

    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes four portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund (together, the "Risk-Managed Funds") are subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC).


              Each Fund in this Prospectus, with the exception of Janus Adviser INTECH Risk-Managed International Fund, currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Janus Adviser INTECH Risk-Managed International Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class S Shares (the "Shares"), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.


              Effective as of November 10, 2008, Class R Shares of the Funds no longer accept investments by new plans and other new shareholders. Effective on or about March 31, 2009, Class R Shares of the Funds will be liquidated. Please see the Funds' Class R Shares prospectus for more information.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser INTECH Risk-Managed Core Fund........     2
  Janus Adviser INTECH Risk-Managed Growth Fund......     6
  Janus Adviser INTECH Risk-Managed International
  Fund...............................................    10
  Janus Adviser INTECH Risk-Managed Value Fund.......    13

FEES AND EXPENSES....................................    17

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    20
  Risks..............................................    21
  Frequently asked questions about certain risks.....    22
  General portfolio policies.........................    23

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    27
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    27
  Management expenses................................    29
  Subadviser.........................................    33
  Investment personnel...............................    33

OTHER INFORMATION....................................    35

DISTRIBUTIONS AND TAXES..............................    38

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    41
  Distribution and service fees......................    43
  Purchases..........................................    43
  Exchanges..........................................    45
  Redemptions........................................    45
  Redemption fee.....................................    46
  Excessive trading..................................    47
  Shareholder communications.........................    52

FINANCIAL HIGHLIGHTS.................................    53

GLOSSARY OF INVESTMENT TERMS.........................    58





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER INTECH RISK-MANAGED CORE FUND

  Risk-Managed Core Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED CORE FUND seeks long-term growth of capital.




  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



                                                          Risk/return summary  3

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Adviser Series

  RISK-MANAGED CORE FUND - CLASS S



   Annual returns for periods ended 12/31
                                                                     17.78%    11.29%    11.02%     6.21%
                                                                      2004      2005      2006      2007

   Best Quarter:  4th-2004 9.56%     Worst Quarter:  2nd-2006 (2.57)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (19.38)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (1/2/03)
  Class S Shares
    Return Before Taxes                                               6.21%         14.03%
    Return After Taxes on Distributions                               5.58%         12.90%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    4.72%         11.94%
  S&P 500(R) Index(2)                                                 5.49%         12.11%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND

  Risk-Managed Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED GROWTH FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





6  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



                                                          Risk/return summary  7

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on January 2, 2003. The performance shown reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




8  Janus Adviser Series

  RISK-MANAGED GROWTH FUND - CLASS S



   Annual returns for periods ended 12/31
                                                                     12.34%     6.90%     6.90%    10.30%
                                                                      2004      2005      2006      2007

   Best Quarter:  4th-2004 9.03%     Worst Quarter:  2nd-2006 (4.22)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (23.51)%.



                                        Average annual total return for periods ended 12/31/07
                                        ------------------------------------------------------
                                                                               Since Inception
                                                                     1 year        (1/2/03)
  Class S Shares
    Return Before Taxes                                              10.30%         12.11%
    Return After Taxes on Distributions                               9.48%         11.20%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    7.57%         10.21%
  Russell 1000(R) Growth Index(2)                                    11.81%         11.37%
    (reflects no deduction for expenses, fees, or taxes)
                                                                   ---------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  9

JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND

  Risk-Managed International Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE



--------------------------------------------------------------------------------
  RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





10  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.


  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular



                                                         Risk/return summary  11
  market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's first annual and/or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index, which is the Fund's benchmark index. The MSCI EAFE(R) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries.




12  Janus Adviser Series

JANUS ADVISER INTECH RISK-MANAGED VALUE FUND

  Risk-Managed Value Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.



INVESTMENT OBJECTIVE



--------------------------------------------------------------------------------
  RISK-MANAGED VALUE FUND seeks long-term growth of capital.




  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  The Fund pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark with an equal or lesser amount of risk. The rebalancing techniques used by the Fund may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                         Risk/return summary  13

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Fund may not outperform the benchmark index.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also



14  Janus Adviser Series
  reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares of the Fund commenced operations on December 30, 2005. The performance shown reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  15

  RISK-MANAGED VALUE FUND - CLASS S



   Annual returns for periods ended 12/31
                                                                                         17.19%     0.87%
                                                                                          2006      2007

   Best Quarter:  4th-2006 7.02%     Worst Quarter:  4th-2007 (4.57)%







  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (17.27)%.



                                         Average annual total return for periods ended 12/31/07
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year       (12/30/05)
  Class S Shares
    Return Before Taxes                                                0.87%          8.71%
    Return After Taxes on Distributions                                0.24%          8.21%
    Return After Taxes on Distributions and Sale of Fund Shares(1)     0.93%          7.27%
  Russell 1000(R) Value Index(2)                                     (0.17)%         10.45%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values.

  After-tax returns are calculated using distributions for the Fund's Class S Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




16  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares. However, if you sell Class S Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  17

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount
   redeemed)...................................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                            Acquired   Total Annual                Net Annual
                                              Distribution                   Fund(7)       Fund                       Fund
                                  Management     (12b-1)        Other       Fees and     Operating     Expense     Operating
                                    Fee(4)       Fees(5)     Expenses(6)    Expenses    Expenses(8)    Waivers    Expenses(8)
 Risk-Managed Core Fund(9) -
   Class S                           0.38%        0.25%         0.39%         0.00%        1.02%        0.00%        1.02%
 Risk-Managed Growth
   Fund -
   Class S                           0.50%        0.25%         0.27%         0.00%        1.02%        0.00%        1.02%
 Risk-Managed International
   Fund -
   Class S                           0.55%        0.25%         3.63%         0.00%        4.43%(10)    3.27%        1.16%(10)
 Risk-Managed Value Fund -
   Class S                           0.50%        0.25%         0.66%         0.00%        1.41%(10)    0.31%        1.10%(10)

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class S Shares from each Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Risk-Managed Core Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.
 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (6) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




18  Janus Adviser Series

--------------------------------------------------------------------------------
  (9) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.50%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.



 (10) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




                                                1 Year   3 Years   5 Years   10 Years
                                                -------------------------------------
 Risk-Managed Core Fund(1) - Class S             $ 104   $   325   $   563    $ 1,248
 Risk-Managed Growth Fund - Class S              $ 104   $   325   $   563    $ 1,248
 Risk-Managed International Fund - Class S       $ 444   $ 1,340   $ 2,247    $ 4,558
 Risk-Managed Value Fund - Class S               $ 144   $   446   $   771    $ 1,691




--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------



                                                         Risk/return summary  19

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  INTECH applies a mathematical investment process to construct an investment portfolio for each Risk-Managed Fund. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of each Fund's benchmark over the long term, while controlling the risk relative to the benchmark. The mathematical investment process involves:

  - selecting stocks primarily from stocks within a Fund's benchmark;
  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and
  - monitoring the total risk and volatility of a Fund's holdings with respect to its benchmark index.


  INTECH seeks, over time, to outperform each Fund's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for each Fund in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

  The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.


20  Janus Adviser Series

2. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in a Fund's benchmark index, INTECH's mathematical investment process may select foreign securities from within the applicable benchmark index, regardless of where a company is located. There are no limitations on the countries in which the Funds may invest.

RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  21

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?


  Risk-Managed International Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets. As previously noted, to the extent that foreign securities may be included in the other Risk-Managed Funds' respective benchmark indices, INTECH's mathematical investment process may select foreign debt and equity securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging



22  Janus Adviser Series
    market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds' subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, they may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds.

3. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policy with respect to borrowing, the percentage limitations described in the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Funds normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Funds may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Funds. To the extent a Fund invests its uninvested cash




                                   Principal investment strategies and risks  23
  through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  PORTFOLIO TURNOVER
  The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Funds may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Funds, and the nature of the Funds' investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

  The rebalancing techniques used by the Funds may result in a higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolios to their target weighting versus each Fund's benchmark index, as determined by INTECH's mathematical investment process.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is




24  Janus Adviser Series
  always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."





                                   Principal investment strategies and risks  25

  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.




26  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. INTECH is responsible for the day-to-day management of the Risk-Managed Funds' investment portfolios subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                     Management of the Funds  27
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




28  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing the Funds.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable). The fee rate is aggregated to include all investment advisory and subadvisory fees paid by a Fund.




  Risk-Managed Growth Fund, Risk-Managed International Fund, and Risk-Managed Value Fund pay an investment advisory fee at a fixed rate based on each Fund's average daily net assets.



                                                                 Contractual         Actual Investment
                                            Average Daily        Investment      Advisory Fee(1) (%) (for
                                             Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                                    of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------------------
  Risk-Managed Growth Fund                All Asset Levels          0.50                   0.50
  Risk-Managed International Fund         All Asset Levels          0.55                   0.00(2)
  Risk-Managed Value Fund                 All Asset Levels          0.50                   0.20
---------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.




  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.





                                                     Management of the Funds  29

  Risk-Managed Core Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective January 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.



  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                             Performance         Actual Investment
                                           Performance         Adjusted       Advisory Fee(1) (%) (for
                                           Hurdle vs.         Investment       the fiscal year ended
  Fund Name               Base Fee (%)   Benchmark Index   Advisory Fee (%)        July 31, 2008)
------------------------------------------------------------------------------------------------------
  Risk-Managed Core Fund      0.50          +/-4.00%             0.38                   0.38
------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.





30  Janus Adviser Series

  RISK-MANAGED CORE FUND

  For Risk-Managed Core Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the S&P 500(R) Index.

  Only the base fee rate applied until January 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance



                                                     Management of the Funds  31

  Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.


  EXPENSE LIMITATIONS




  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Risk-Managed Core Fund(1)                               0.60
  Risk-Managed Growth Fund                                0.60
  Risk-Managed International Fund                         0.65
  Risk-Managed Value Fund                                 0.60
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





32  Janus Adviser Series

SUBADVISER


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (FORMERLY NAMED ENHANCED INVESTMENT TECHNOLOGIES, LLC) serves as subadviser to the Funds. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the Risk-Managed Funds. Janus Capital indirectly owns approximately 89.2% of the outstanding voting shares of INTECH.


INVESTMENT PERSONNEL


    No one person of the investment team is primarily responsible for implementing the investment strategies of the Risk-Managed Funds. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.


    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in June 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.


    ADRIAN BANNER has been Senior Investment Officer of INTECH since September 2007. Dr. Banner, previously Director of Research, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics.



    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance.





                                                     Management of the Funds  33

    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the investment personnel is included in the SAI.




34  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Funds, with the exception of Risk-Managed International Fund, currently offer five classes of shares. Risk-Managed International Fund currently offers four classes of shares. Only Class S Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class R Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several

                                                           Other information  35
  state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal




36  Janus Adviser Series
  to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  37

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

38  Janus Adviser Series
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  39

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




40  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such

                                                         Shareholder's guide  41
  events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




42  Janus Adviser Series

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of



                                                         Shareholder's guide  43
  shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.




44  Janus Adviser Series

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem





                                                         Shareholder's guide  45
  their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.




46  Janus Adviser Series

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are



                                                         Shareholder's guide  47
  intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.




48  Janus Adviser Series

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.




                                                         Shareholder's guide  49

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.




50  Janus Adviser Series

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings of funds subadvised by INTECH (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Top holdings of funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Funds subadvised by INTECH disclose their top ten portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and




                                                         Shareholder's guide  51
  procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




52  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Funds (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  53


RISK-MANAGED CORE FUND - CLASS S
---------------------------------------------------------------------------------------------------------------
                                                                            Years ended July 31
                                                              2008       2007       2006       2005     2004(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                        $14.54     $13.25     $13.88     $12.72     $10.89

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.36       0.04       0.06       0.05       0.03
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (1.49)       1.32       0.70       2.59       2.00

 Total from investment operations                            (1.13)       1.36       0.76       2.64       2.03

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                        (0.11)     (0.03)     (0.08)         --         --
 Distributions from capital gains                            (0.43)     (0.04)     (1.31)     (1.48)     (0.20)
 Redemption fees                                                 --(2)      --(2)      --(2)      --(2)      --(2)

 Total distributions and other                               (0.54)     (0.07)     (1.39)     (1.48)     (0.20)


 NET ASSET VALUE, END OF PERIOD                              $12.87     $14.54     $13.25     $13.88     $12.72


 Total return                                               (8.22)%     10.33%      5.50%     21.58%     18.77%

 Net assets, end of period (in thousands)                   $12,817    $47,035    $17,852    $12,114     $7,338
 Average net assets for the period (in thousands)           $22,533    $35,257    $12,369     $8,971     $7,111
 Ratio of gross expenses to average net assets(3)(4)(5)       1.02%      1.08%      1.10%      1.10%      1.39%
 Ratio of net expenses to average net assets(6)               1.02%      1.08%      1.10%      1.10%      1.39%
 Ratio of net investment income/(loss) to average net
     assets                                                   1.03%      0.69%      0.58%      0.64%    (0.03)%
 Portfolio turnover rate                                        80%        96%        98%        80%        74%
---------------------------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.


(3) The expense ratio reflects expenses prior to any expense offset arrangements.

(4) The ratio was 1.02% in 2008, 1.08% in 2007, 1.50% in 2006, 2.13% in 2005,
    and 2.53% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(5) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(6) The expense ratio reflects expenses after any expense offset arrangements.




54  Janus Adviser Series


RISK-MANAGED GROWTH FUND - CLASS S
------------------------------------------------------------------------------------------------------------------
                                                                              Years ended July 31
                                                              2008        2007        2006        2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $14.36      $12.75      $13.28     $12.24     $11.13

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.11        0.04        0.03       0.01         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.98)        1.58        0.07       1.91       1.41

 Total from investment operations                             (0.87)        1.62        0.10       1.92       1.41

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.04)      (0.01)          --         --         --
 Distributions from capital gains                             (0.64)          --      (0.63)     (0.88)     (0.30)
 Redemption fees                                                  --(1)       --(1)       --(1)      --(1)      --(1)

 Total distributions and other                                (0.68)      (0.01)      (0.63)     (0.88)     (0.30)


 NET ASSET VALUE, END OF PERIOD                               $12.81      $14.36      $12.75     $13.28     $12.24


 Total return                                                (6.68)%      12.72%       0.59%     15.98%     12.77%

 Net assets, end of period (in thousands)                    $70,963    $154,057    $121,473    $74,744    $46,376
 Average net assets for the period (in thousands)           $117,236    $151,536     $97,158    $56,612    $40,172
 Ratio of gross expenses to average net assets(2)(3)(4)        1.02%       1.05%       1.10%      1.10%      1.39%
 Ratio of net expenses to average net assets(5)                1.02%       1.05%       1.10%      1.10%      1.39%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.36%       0.31%       0.35%      0.12%    (0.57)%
 Portfolio turnover rate                                        125%        113%        100%       106%        92%
------------------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.15% in 2006, 1.27% in 2005, and 1.53% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  55


RISK-MANAGED INTERNATIONAL FUND - CLASS S
-----------------------------------------------------------------------------------------
                                                             Year or Period ended July 31
                                                               2008               2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $9.92               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.18                 0.07
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.02)               (0.15)

 Total from investment operations                             (0.84)               (0.08)

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.13)                   --
 Distributions from capital gains                                 --                   --
 Redemption fees                                                  --                   --

 Total distributions and other                                (0.13)                   --


 NET ASSET VALUE, END OF PERIOD                                $8.95                $9.92


 Total return(2)                                             (8.61)%              (0.80)%

 Net assets, end of period (in thousands)                     $2,268               $2,480
 Average net assets for the period (in thousands)             $2,477               $2,489
 Ratio of gross expenses to average net assets(3)(4)(5)        1.16%                1.16%
 Ratio of net expenses to average net assets(3)(6)             1.15%                1.15%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 1.67%                2.95%
 Portfolio turnover rate(3)                                     105%                 140%

-----------------------------------------------------------------------------------------




(1) Period May 2, 2007 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 4.43% in 2008 and 6.36% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




56  Janus Adviser Series


RISK-MANAGED VALUE FUND - CLASS S
----------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008         2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $11.66      $10.63       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.20        0.17         0.07
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.67)        1.00         0.56

 Total from investment operations                              (1.47)        1.17         0.63

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.10)      (0.12)           --
 Distributions from capital gains                              (0.23)      (0.02)           --

 Total distributions                                           (0.33)      (0.14)           --


 NET ASSET VALUE, END OF PERIOD                                 $9.86      $11.66       $10.63


 Total return(2)                                             (12.98)%      11.00%        6.30%

 Net assets, end of period (in thousands)                        $257        $295         $266
 Average net assets for the period (in thousands)                $284        $294         $256
 Ratio of gross expenses to average net assets(3)(4)(5)         1.10%       1.10%        1.10%
 Ratio of net expenses to average net assets(3)(6)              1.10%       1.10%        1.10%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  1.84%       1.43%        1.23%
 Portfolio turnover rate(3)                                       78%         71%          98%
----------------------------------------------------------------------------------------------




(1) Period December 30, 2005 (inception date) through July 31, 2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.41% in 2008, 1.62% in 2007, and 3.92% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  57

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


58  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  59
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




60  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  61

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



62  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  63
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




64  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  65

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 VALUE
                                   Janus Adviser Mid Cap Value Fund
                                   Janus Adviser Small Company Value Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Adviser Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").

              Each Fund in this Prospectus currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.



                                        IMPORTANT NOTE



              On July 7, 2008, Janus Capital and Perkins entered into a Unit Purchase Agreement, pursuant to which Janus Capital will acquire an additional 50% ownership stake in Perkins (the "Pending Acquisition"), pending approval of various proposals submitted to shareholders of certain Janus funds. Assuming the closing of the Pending Acquisition, Janus Capital's total ownership in Perkins will increase from 30% to 80%.



              For Janus Adviser Small Company Value Fund, pending shareholder approval, Perkins, as subadviser, will manage the investment of the Fund's assets subject to the general oversight of Janus Capital and the investment advisory fee structure will change from an annual fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index.



              Pending shareholder approval with respect to each Fund, and in connection with the consummation of the Pending Acquisition, Perkins will change its name to Perkins Investment Management LLC, Janus Adviser Mid Cap Value Fund will change its name to Janus Adviser Perkins Mid Cap Value Fund, and Janus Adviser Small Company Value Fund will change its name to Janus Adviser Perkins Small Company Value Fund. The Proxy Statement is available on the SEC's website at www.sec.gov, at www.janus.com/info, or by calling Janus Capital at 1-800-525-0020.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Mid Cap Value Fund...................     2
  Janus Adviser Small Company Value Fund.............     6

FEES AND EXPENSES....................................    11

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    15
  Risks..............................................    16
  Frequently asked questions about certain risks.....    17
  General portfolio policies.........................    18

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    23
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    23
  Management expenses................................    25
  Subadviser.........................................    29
  Investment personnel...............................    29

OTHER INFORMATION....................................    31

DISTRIBUTIONS AND TAXES..............................    34

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    37
  Choosing a share class.............................    39
  Distribution, servicing, and administrative,
  networking, or omnibus positioning fees............    40
  Purchases..........................................    41
  Exchanges..........................................    46
  Redemptions........................................    47
  Excessive trading..................................    49
  Shareholder communications.........................    53

FINANCIAL HIGHLIGHTS.................................    54

GLOSSARY OF INVESTMENT TERMS.........................    59







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER MID CAP VALUE FUND

  Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MID CAP VALUE FUND seeks capital appreciation.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $16.7 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in



                                                          Risk/return summary  3
  other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and December 31, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from December 31, 2002 to December 31, 2007. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007 and the performance of the Fund's Class S Shares from December 31, 2002 to September 30, 2004, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on December 31, 2002. The performance shown for periods prior to the Fund's commencement of Class A Shares was calculated using the fees and expenses of Class A Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Adviser Series

  MID CAP VALUE FUND - CLASS C



   Annual returns for periods ended 12/31
                                                           34.96%    17.72%     9.65%    14.81%     6.52%
                                                            2003      2004      2005      2006      2007

   Best Quarter:  2nd-2003 15.53%     Worst Quarter:  1st-2003 (4.70)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (9.56)%.




                                                     Average annual total return for periods ended 12/31/07
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                                      1 year(1)   5 years      (12/31/02)
  Class C Shares
    Return Before Taxes                                                  5.51%     16.33%        16.33%
    Return After Taxes on Distributions                                  4.27%     15.33%        15.33%
    Return After Taxes on Distributions and Sale of Fund Shares(2)       4.10%     13.87%        13.87%
  Class A Shares(3)                                                      1.20%     15.60%        15.60%
  Russell Midcap(R) Value Index(4)                                     (1.42)%     17.92%        17.92%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

  After-tax returns are calculated using distributions for the Fund's Class C Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.





                                                          Risk/return summary  5

JANUS ADVISER SMALL COMPANY VALUE FUND

  Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  SMALL COMPANY VALUE FUND seeks capital appreciation.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $28.0 million to $3.8 billion.



  The Fund uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:


  - that have reasonably solid fundamentals
  - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise values


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





6  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SMALL-SIZED COMPANIES RISK. Due to the Fund's investments in securities of small-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also



                                                          Risk/return summary  7
  reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and April 21, 2003, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from April 21, 2003 to December 31, 2007 and the historical performance of Berger Small Cap Value Fund II - Investor Shares (the "predecessor fund") for the periods prior to April 21, 2003 as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from April 21, 2003 to September 30, 2004, and the historical performance of the predecessor fund for the periods prior to April 21, 2003 as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all assets of the predecessor fund into the Fund. The performance information provided for periods prior to April 21, 2003 is for the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class A Shares and Class C Shares was calculated using the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers.



8  Janus Adviser Series

  Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  SMALL COMPANY VALUE FUND - CLASS C


   Annual returns for periods ended 12/31
                                                           42.62%    16.72%     5.41%    21.55%    (5.69)%
                                                            2003      2004      2005      2006      2007

   Best Quarter:  2nd-2003 19.59%     Worst Quarter:  4th-2007 (8.30)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (12.32)%.




                                                     Average annual total return for periods ended 12/31/07
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                                                             of Predecessor
                                                                      1 year(1)   5 years    Fund (3/28/02)
  Class C Shares
    Return Before Taxes                                                 (6.59)%    15.00%        9.87%
    Return After Taxes on Distributions                                 (7.34)%    14.24%        9.24%
    Return After Taxes on Distributions and Sale of Fund Shares(2)      (3.42)%    13.04%        8.50%
  Class A Shares(3)                                                    (10.49)%    14.10%        9.12%
  Russell 2000(R) Value Index(4)                                        (9.78)%    15.80%        9.46%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.




                                                          Risk/return summary  9

  After-tax returns are calculated using distributions for the Fund's Class C Shares for the period April 21, 2003 to December 31, 2007 and for Berger Small Cap Value Fund II - Investor Shares for the periods prior to April 21, 2003. If Class C Shares of the Funds had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.





10  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  11

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)...   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase
   price or redemption proceeds)...............................................   None(3)    1.00%(4)




--------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                              Distribution/                  Acquired    Total Annual                Net Annual
                                                 Service                      Fund(8)        Fund                       Fund
                                 Management      (12b-1)         Other       Fees and      Operating     Expense     Operating
                                   Fee(5)        Fees(6)      Expenses(7)    Expenses     Expenses(9)    Waivers    Expenses(9)
  Mid Cap Value Fund(10) -
      Class A                       0.71%         0.25%          0.18%         0.00%         1.14%        0.15%        0.99%
      Class C                       0.71%         1.00%          0.16%         0.00%         1.87%        0.13%        1.74%
  Small Company Value Fund -
      Class A                       0.74%         0.25%          0.83%         0.00%         1.82%        0.57%        1.25%
      Class C                       0.74%         1.00%          0.74%         0.00%         2.48%        0.48%        2.00%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Mid Cap Value Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.
 (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (7) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


 (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




12  Janus Adviser Series

--------------------------------------------------------------------------------
 (10) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




 IF CLASS A SHARES ARE REDEEMED:             1 Year(1)(2)     3 Years(1)(3)    5 Years(1)(3)   10 Years(1)(3)
                                            -----------------------------------------------------------------
   Mid Cap Value Fund(4) - Class A               $ 685           $   916          $ 1,167          $ 1,881
   Small Company Value Fund - Class A            $ 749           $ 1,115          $ 1,504          $ 2,589
------------------------------------------------------------------------------------------------------------------------------------

 IF CLASS C SHARES ARE REDEEMED:               1 Year(5)       3 Years(3)       5 Years(3)       10 Years(3)
                                            -----------------------------------------------------------------
   Mid Cap Value Fund(4) - Class C               $ 290           $   588          $ 1,011          $ 2,190
   Small Company Value Fund - Class C            $ 351           $   773          $ 1,321          $ 2,816

------------------------------------------------------------------------------------------------------------------------------------

 IF CLASS A SHARES ARE NOT REDEEMED:         1 Year(1)(3)     3 Years(1)(3)    5 Years(1)(3)   10 Years(1)(3)
                                            -----------------------------------------------------------------
   Mid Cap Value Fund(4) - Class A               $ 685           $   916          $ 1,167          $ 1,881
   Small Company Value Fund - Class A            $ 749           $ 1,115          $ 1,504          $ 2,589

------------------------------------------------------------------------------------------------------------------------------------

 IF CLASS C SHARES ARE NOT REDEEMED:           1 Year(3)       3 Years(3)       5 Years(3)       10 Years(3)
                                            -----------------------------------------------------------------
   Mid Cap Value Fund(4) - Class C               $ 190           $   588          $ 1,011          $ 2,190
   Small Company Value Fund - Class C            $ 251           $   773          $ 1,321          $ 2,816



--------------------------------------------------------------------------------
  (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
  (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
  (3) Contingent deferred sales charge is not applicable.
  (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------





                                                         Risk/return summary  13

--------------------------------------------------------------------------------

  (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.


--------------------------------------------------------------------------------




14  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?

  Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. HOW ARE COMMON STOCKS SELECTED BY JANUS FOR SMALL COMPANY VALUE FUND?

  Small Company Value Fund's portfolio manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value. To a certain degree, Small Company Value Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

3. ARE THE SAME CRITERIA USED BY PERKINS AND JANUS TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.


                                   Principal investment strategies and risks  15

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Funds.

5. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.



RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more



16  Janus Adviser Series
  other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly




                                   Principal investment strategies and risks  17
  to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs


4. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a



18  Janus Adviser Series

  Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial




                                   Principal investment strategies and risks  19
  condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)




20  Janus Adviser Series

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations




  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."





                                   Principal investment strategies and risks  21

  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS


  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





22  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of Small Company Value Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in

                                                     Management of the Funds  23
  making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



24  Janus Adviser Series
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.


  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Mid Cap Value Fund pays Perkins a subadvisory fee directly for managing the Fund.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable). Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid management fees to Janus Capital and Perkins. The fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Fund.



  Small Company Value Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Small Company Value Fund    All Asset Levels          0.74                   0.43
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.





                                                     Management of the Funds  25

  Mid Cap Value Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                            Performance         Actual Investment
                                         Performance         Adjusted       Advisory Fee(1) (%) (for
                                          Hurdle vs.        Investment        the fiscal year ended
  Fund Name            Base Fee (%)    Benchmark Index   Advisory Fee (%)        July 31, 2008)
----------------------------------------------------------------------------------------------------
  Mid Cap Value Fund       0.64            +/-4.00%            0.71                   0.62
----------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.





26  Janus Adviser Series

  MID CAP VALUE FUND


  For Mid Cap Value Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell Midcap(R) Value Index.

  Only the base fee rate applied until February 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance



                                                     Management of the Funds  27

  Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Mid Cap Value Fund(1)                                   0.74
  Small Company Value Fund                                1.00
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





28  Janus Adviser Series

SUBADVISER

  PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.


INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


MID CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Thomas M. Perkins and Jeffrey R. Kautz are responsible for the day-to-day management of the Fund. Mr. Perkins, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    THOMAS M. PERKINS has been the lead Co-Portfolio Manager of Janus Adviser Mid Cap Value Fund since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.


    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Janus Adviser Mid Cap Value Fund, which he has co-managed since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.






                                                     Management of the Funds  29

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

    JAKOB V. HOLM, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Small Company Value Fund, which he has managed or co-managed since inception. Mr. Holm is also Portfolio Manager of other Janus accounts. Mr. Holm joined Janus Capital in July 2005. Prior to joining Janus Capital, he co-managed the Fund (2002-2005) and worked as a research analyst, analyzing equity and fixed-income securities (2000-2005) at Bay Isle Financial LLC. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.





30  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Funds currently offer five classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several

                                                           Other information  31
  state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal




32  Janus Adviser Series
  to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  33

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

34  Janus Adviser Series
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  35

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




36  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such

                                                         Shareholder's guide  37
  events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




38  Janus Adviser Series

CHOOSING A SHARE CLASS

  The Funds have five classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares, Class R Shares, and Class S Shares are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  39

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:


  Class A Shares
  Initial sales charge on purchases          Up to 5.75%(1)
  - Reduction of initial sales charge for
    purchases of $50,000 or more
  - Initial sales charge waived for
    purchases of $1 million or more

  Deferred sales charge (CDSC)               None except on certain redemptions of
                                             Shares purchased without an initial
                                             sales charge(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           None
  Minimum aggregate account balance          None
  12b-1 fee                                  Up to 0.25% annual distribution fee;
                                             lower annual operating expenses than
                                             Class C Shares because of lower 12b-1
                                             fee



  (1) May be waived under certain circumstances.


  Class C Shares
  Initial sales charge on purchases          None
  Deferred sales charge (CDSC)               1.00% on Shares redeemed within 12
                                             months of purchase(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           $500,000
  Minimum aggregate account balance          None
  12b-1 fee                                  1.00% annual fee (up to 0.75%
                                             distribution fee and up to 0.25%
                                             shareholder servicing fee); higher
                                             annual operating expenses than Class A
                                             Shares because of higher 12b-1 fee



  (1) May be waived under certain circumstances.



DISTRIBUTION, SERVICING, AND ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES


  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:


  Class                                            12b-1 Fee for the Funds
  ------------------------------------------------------------------------


  Class A Shares                                            0.25%
  Class C Shares                                            1.00%(1)






40  Janus Adviser Series

  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


  ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by each class of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase



                                                         Shareholder's guide  41
  orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.




42  Janus Adviser Series

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Funds reserve the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None




  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.


  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;




                                                         Shareholder's guide  43

  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you



44  Janus Adviser Series
  must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.


  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent



                                                         Shareholder's guide  45
  format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.




46  Janus Adviser Series

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in




                                                         Shareholder's guide  47
  portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.




48  Janus Adviser Series

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.




                                                         Shareholder's guide  49

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.




50  Janus Adviser Series

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds'



                                                         Shareholder's guide  51
  identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.




52  Janus Adviser Series

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  53

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Funds (assuming reinvestment of all dividends and distributions).


54  Janus Adviser Series


MID CAP VALUE FUND - CLASS A
-----------------------------------------------------------------------------------------------------------
                                                                      Years or Period ended July 31
                                                               2008         2007         2006       2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $19.15       $16.57       $16.09      $14.25

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.23         0.18         0.23        0.03
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (0.53)         2.80         0.83        2.54

 Total from investment operations                              (0.30)         2.98         1.06        2.57

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.24)       (0.17)       (0.15)      (0.01)
 Distributions from capital gains                              (0.79)       (0.23)       (0.43)      (0.72)

 Total distributions                                           (1.03)       (0.40)       (0.58)      (0.73)


 NET ASSET VALUE, END OF PERIOD                                $17.81       $19.15       $16.57      $16.09


 Total return(2)                                              (1.67)%       18.15%        6.71%      18.50%

 Net assets, end of period (in thousands)                    $496,722     $339,677     $192,348     $25,884
 Average net assets for the period (in thousands)            $413,535     $274,451     $106,914      $6,677
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                         0.99%        0.92%        0.99%       1.00%
 Ratio of net expenses to average net assets(3)(7)              0.99%        0.92%        0.99%       0.99%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  1.67%        1.35%        1.60%       0.49%
 Portfolio turnover rate(3)                                       81%          79%          67%         71%
-----------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.14% in 2008, 0.92% in 2007, 1.17% in 2006, and 1.08% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  55


SMALL COMPANY VALUE FUND - CLASS A
---------------------------------------------------------------------------------------------------------
                                                                     Years or Period ended July 31
                                                               2008         2007        2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $16.16      $14.81      $14.68      $12.94

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.08      (0.02)          --        0.01
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.98)        1.90        0.62        2.53

 Total from investment operations                              (1.90)        1.88        0.62        2.54

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.02)          --          --          --
 Distributions from capital gains                              (0.73)      (0.53)      (0.49)      (0.80)

 Total distributions                                           (0.75)      (0.53)      (0.49)      (0.80)


 NET ASSET VALUE, END OF PERIOD                                $13.51      $16.16      $14.81      $14.68


 Total return(2)                                             (12.08)%      12.70%       4.47%      20.26%

 Net assets, end of period (in thousands)                     $10,519      $6,299        $361         $18
 Average net assets for the period (in thousands)             $10,705        $862        $147         $13
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                         1.25%       1.28%       1.46%       1.50%
 Ratio of net expenses to average net assets(3)(7)              1.25%       1.25%       1.44%       1.49%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  0.53%     (0.64)%     (0.30)%     (0.12)%
 Portfolio turnover rate(3)                                       53%         71%         53%         45%
---------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.82% in 2008, 1.46% in 2007, 2.13% in 2006, and 1.92% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




56  Janus Adviser Series


MID CAP VALUE FUND - CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                               2008       2007       2006     2005(1)    2004(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                         $18.83     $16.33     $15.92     $13.82     $11.39

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.11       0.06       0.14       0.01     (0.01)
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.55)       2.74       0.78       2.81       2.68

 Total from investment operations                             (0.44)       2.80       0.92       2.82       2.67

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.10)     (0.07)     (0.08)         --         --
 Distributions from capital gains                             (0.79)     (0.23)     (0.43)     (0.72)     (0.24)

 Total distributions                                          (0.89)     (0.30)     (0.51)     (0.72)     (0.24)


 NET ASSET VALUE, END OF PERIOD                               $17.50     $18.83     $16.33     $15.92     $13.82


 Total return                                                (2.42)%     17.24%      5.92%     20.84%     23.59%

 Net assets, end of period (in thousands)                    $57,206    $46,695    $30,422     $9,700     $1,868
 Average net assets for the period (in thousands)            $49,087    $39,979    $20,534     $4,035       $817
 Ratio of gross expenses to average net assets(2)(3)(4)        1.74%      1.72%      1.74%      1.74%      1.86%
 Ratio of net expenses to average net assets(5)                1.74%      1.72%      1.74%      1.74%      1.86%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.95%      0.56%      0.90%    (0.24)%    (0.38)%
 Portfolio turnover rate                                         81%        79%        67%        71%        63%

----------------------------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.87% in 2008, 1.72% in 2007, 1.93% in 2006, 2.03% in 2005,
    and 2.44% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  57


SMALL COMPANY VALUE FUND - CLASS C
-----------------------------------------------------------------------------------------------------------------
                                                                              Years ended July 31
                                                               2008        2007       2006       2005     2004(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                          $15.69     $14.49     $14.48     $12.21     $10.56

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  (0.03)       0.01     (0.05)     (0.04)     (0.03)
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.92)       1.72       0.55       3.11       1.83

 Total from investment operations                              (1.95)       1.73       0.50       3.07       1.80

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              --         --         --         --         --
 Distributions from capital gains                              (0.73)     (0.53)     (0.49)     (0.80)     (0.15)

 Total distributions                                           (0.73)     (0.53)     (0.49)     (0.80)     (0.15)


 NET ASSET VALUE, END OF PERIOD                                $13.01     $15.69     $14.49     $14.48     $12.21


 Total return                                                (12.78)%     11.93%      3.68%     25.78%     17.10%

 Net assets, end of period (in thousands)                      $2,136     $2,480       $937       $762       $357
 Average net assets for the period (in thousands)              $2,499     $1,623       $868       $512       $191
 Ratio of gross expenses to average net assets(2)(3)(4)         2.00%      2.01%      2.22%      2.25%      2.25%
 Ratio of net expenses to average net assets(5)                 2.00%      2.00%      2.22%      2.24%      2.25%
 Ratio of net investment income/(loss) to average net
     assets                                                   (0.21)%    (0.77)%    (0.94)%    (0.73)%    (0.74)%
 Portfolio turnover rate                                          53%        71%        53%        45%        67%

-----------------------------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 2.48% in 2008, 2.37% in 2007, 2.60% in 2006, 2.68% in 2005,
    and 3.23% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.




58  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  59

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



60  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  61

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




62  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  63

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



64  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                                Glossary of investment terms  65

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




66  Janus Adviser Series

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                                                                              67

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68

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 VALUE
                                   Janus Adviser Mid Cap Value Fund
                                   Janus Adviser Small Company Value Fund


                              JANUS ADVISER SERIES
                                 CLASS I SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



    This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Adviser Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").


    Each Fund in this Prospectus currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.



                                   IMPORTANT NOTE



    On July 7, 2008, Janus Capital and Perkins entered into a Unit Purchase Agreement, pursuant to which Janus Capital will acquire an additional 50% ownership stake in Perkins (the "Pending Acquisition"), pending approval of various proposals submitted to shareholders of certain Janus funds. Assuming the closing of the Pending Acquisition, Janus Capital's total ownership in Perkins will increase from 30% to 80%.



    For Janus Adviser Small Company Value Fund, pending shareholder approval, Perkins, as subadviser, will manage the investment of the Fund's assets subject to the general oversight of Janus Capital and the investment advisory fee structure will change from an annual fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index.



    Pending shareholder approval with respect to each Fund, and in connection with the consummation of the Pending Acquisition, Perkins will change its name to Perkins Investment Management LLC, Janus Adviser Mid Cap Value Fund will change its name to Janus Adviser Perkins Mid Cap Value Fund, and Janus Adviser Small Company Value Fund will change its name to Janus Adviser Perkins Small Company Value Fund. The Proxy Statement is available on the SEC's website at www.sec.gov, at www.janus.com/info, or by calling Janus Capital at 1-800-525-0020.

TABLE OF CONTENTS
--------------------------------------------------------------------------------






RISK/RETURN SUMMARY
  Janus Adviser Mid Cap Value Fund...................     2
  Janus Adviser Small Company Value Fund.............     6

FEES AND EXPENSES....................................    10

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    13
  Risks..............................................    14
  Frequently asked questions about certain risks.....    15
  General portfolio policies.........................    16

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    21
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    21
  Management expenses................................    23
  Subadviser.........................................    27
  Investment personnel...............................    27

OTHER INFORMATION....................................    29

DISTRIBUTIONS AND TAXES..............................    33

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    36
  Administrative, networking, or omnibus positioning
  fees...............................................    38
  Purchases..........................................    38
  Exchanges..........................................    39
  Redemptions........................................    40
  Excessive trading..................................    41
  Shareholder communications.........................    46

FINANCIAL HIGHLIGHTS.................................    47

GLOSSARY OF INVESTMENT TERMS.........................    50








                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER MID CAP VALUE FUND

  Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MID CAP VALUE FUND seeks capital appreciation.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $16.7 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in



                                                          Risk/return summary  3
  other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007, and the performance of the Fund's Class S Shares from December 31, 2002 to November 28, 2005, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on December 31, 2002. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Adviser Series

  MID CAP VALUE FUND - CLASS I


   Annual returns for periods ended 12/31
                                                           35.61%    17.94%    10.15%    16.03%     7.64%
                                                            2003      2004      2005      2006      2007

   Best Quarter:  2nd-2003 15.60%     Worst Quarter:  1st-2003 (4.50)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (8.92)%.



                                                   Average annual total return for periods ended 12/31/07
                                                   ------------------------------------------------------
                                                                                          Since Inception
                                                                     1 year    5 years       (12/31/02)
  Class I Shares
    Return Before Taxes                                                7.64%    16.85%         16.85%
    Return After Taxes on Distributions                                6.08%    15.77%         15.77%
    Return After Taxes on Distributions and Sale of Fund Shares(1)     5.52%    14.30%         14.30%
  Russell Midcap(R) Value Index(2)                                   (1.42)%    17.92%         17.92%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   --------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.


  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period December 31, 2002 to November 28, 2005. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

JANUS ADVISER SMALL COMPANY VALUE FUND

  Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  SMALL COMPANY VALUE FUND seeks capital appreciation.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $28.0 million to $3.8 billion.



  The Fund uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:


  - that have reasonably solid fundamentals
  - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise values


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





6  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SMALL-SIZED COMPANIES RISK. Due to the Fund's investments in securities of small-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also



                                                          Risk/return summary  7
  reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007, the performance of the Fund's Class S Shares from April 21, 2003 to November 28, 2005 and the historical performance of Berger Small Cap Value Fund II - Investor Shares (the "predecessor fund") for periods prior to April 21, 2003.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all assets of the predecessor fund into the Fund. The performance information provided for periods prior to April 21, 2003 is for the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




8  Janus Adviser Series

  SMALL COMPANY VALUE FUND - CLASS I


   Annual returns for periods ended 12/31
                                                           43.08%    17.12%     5.87%    22.84%    (4.77)%
                                                            2003      2004      2005      2006      2007

   Best Quarter:  2nd-2003 19.69%     Worst Quarter:  4th-2007 (8.05)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (11.62)%.



                                              Average annual total return for periods ended 12/31/07
                                              ------------------------------------------------------
                                                                                   Since Inception
                                                                                 of Predecessor Fund
                                                            1 year    5 years         (3/28/02)
  Class I Shares
    Return Before Taxes                                    (4.77)%     15.52%           10.30%
    Return After Taxes on Distributions                    (5.55)%     14.77%            9.68%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (2.23)%     13.51%            8.88%
  Russell 2000(R) Value Index(2)                           (9.78)%     15.80%            9.46%
    (reflects no deduction for expenses, fees, or taxes)

                                                         -------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period April 21, 2003 to November 28, 2005; and for Berger Small Cap Value Fund
  II - Investor Shares for the periods prior to April 21, 2003. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  9

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.





10  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None




------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                           Acquired     Total Annual                  Net Annual
                                                            Fund(4)         Fund                         Fund
                            Management        Other        Fees and       Operating      Expense      Operating
                              Fee(2)       Expenses(3)     Expenses      Expenses(5)     Waivers     Expenses(5)
Mid Cap Value Fund(6) -
     Class I                   0.71%          0.06%          0.00%          0.77%         0.03%         0.74%
Small Company Value Fund -
     Class I                   0.74%          0.65%          0.00%          1.39%         0.37%         1.02%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Mid Cap Value Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.

 (3) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


 (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (5) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

 (6) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
--------------------------------------------------------------------------------




                                                         Risk/return summary  11

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
 Mid Cap Value Fund(1) - Class I            $  79    $ 246     $ 428     $   954
 Small Company Value Fund - Class I         $ 142    $ 440     $ 761     $ 1,669

------------------------------------------------------------------------------------------------------------------------------------





 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------



12  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?

  Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. HOW ARE COMMON STOCKS SELECTED BY JANUS FOR SMALL COMPANY VALUE FUND?

  Small Company Value Fund's portfolio manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value. To a certain degree, Small Company Value Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

3. ARE THE SAME CRITERIA USED BY PERKINS AND JANUS TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.


                                   Principal investment strategies and risks  13

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Funds.

5. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.



RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more



14  Janus Adviser Series
  other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly




                                   Principal investment strategies and risks  15
  to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs


4. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a



16  Janus Adviser Series

  Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial




                                   Principal investment strategies and risks  17
  condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)




18  Janus Adviser Series

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."





                                   Principal investment strategies and risks  19

  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS


  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





20  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of Small Company Value Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in

                                                     Management of the Funds  21
  making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



22  Janus Adviser Series
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.


  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Mid Cap Value Fund pays Perkins a subadvisory fee directly for managing the Fund.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable). Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid management fees to Janus Capital and Perkins. The fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Fund.



  Small Company Value Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Small Company Value Fund    All Asset Levels          0.74                   0.43
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.



  Mid Cap Value Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment




                                                     Management of the Funds  23
  record of its benchmark index. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                            Performance         Actual Investment
                                         Performance         Adjusted       Advisory Fee(1) (%) (for
                                          Hurdle vs.        Investment        the fiscal year ended
  Fund Name            Base Fee (%)    Benchmark Index   Advisory Fee (%)        July 31, 2008)
----------------------------------------------------------------------------------------------------
  Mid Cap Value Fund       0.64            +/-4.00%            0.71                   0.62
----------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.





24  Janus Adviser Series

  MID CAP VALUE FUND

  For Mid Cap Value Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell Midcap(R) Value Index.

  Only the base fee rate applied until February 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance



                                                     Management of the Funds  25

  Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Mid Cap Value Fund(1)                                   0.74
  Small Company Value Fund                                1.00
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





26  Janus Adviser Series

SUBADVISER

  PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


MID CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Thomas M. Perkins and Jeffrey R. Kautz are responsible for the day-to-day management of the Fund. Mr. Perkins, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    THOMAS M. PERKINS has been the lead Co-Portfolio Manager of Janus Adviser Mid Cap Value Fund since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.


    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Janus Adviser Mid Cap Value Fund, which he has co-managed since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.





                                                     Management of the Funds  27

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

    JAKOB V. HOLM, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Small Company Value Fund, which he has managed or co-managed since inception. Mr. Holm is also Portfolio Manager of other Janus accounts. Mr. Holm joined Janus Capital in July 2005. Prior to joining Janus Capital, he co-managed the Fund (2002-2005) and worked as a research analyst, analyzing equity and fixed-income securities (2000-2005) at Bay Isle Financial LLC. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.





28  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Funds currently offer five classes of shares. Only Class I Shares are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry.

                                                           Other information  29

  On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The




30  Janus Adviser Series
  plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




                                                           Other information  31

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




32  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  33
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




34  Janus Adviser Series

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





                                                     Distributions and taxes  35

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

36  Janus Adviser Series
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not



                                                         Shareholder's guide  37
  responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.


ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES





  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's



38  Janus Adviser Series
  identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure



                                                         Shareholder's guide  39
  to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Funds may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.





40  Janus Adviser Series

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or



                                                         Shareholder's guide  41
  control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"

  - redemption fees (where applicable on certain classes of certain funds); and

  - exchange limitations (for accounts held directly with the Funds) as described under "Exchanges."


  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, for accounts holding Shares directly, the Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.




42  Janus Adviser Series

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.





                                                         Shareholder's guide  43

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.





44  Janus Adviser Series

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.




  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.



  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.



  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and




                                                         Shareholder's guide  45
  procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. The Trust's fiscal year ends July 31.




46  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Funds (assuming reinvestment of all dividends and distributions).



                                                        Financial highlights  47


MID CAP VALUE FUND - CLASS I
------------------------------------------------------------------------------------------------
                                                                Years or Period ended July 31
                                                               2008          2007        2006(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                          $19.11        $16.53       $16.27

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.30          0.18         0.22
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (0.55)          2.85         0.63

 Total from investment operations                              (0.25)          3.03         0.85

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.29)        (0.22)       (0.16)
 Distributions from capital gains                              (0.79)        (0.23)       (0.43)

 Total distributions                                           (1.08)        (0.45)       (0.59)


 NET ASSET VALUE, END OF PERIOD                                $17.78        $19.11       $16.53


 Total return(2)                                              (1.39)%        18.48%        5.40%

 Net assets, end of period (in thousands)                    $356,482      $231,301      $24,836
 Average net assets for the period (in thousands)            $281,145       $72,657      $11,613
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                         0.74%         0.65%        0.75%
 Ratio of net expenses to average net assets(3)(7)              0.74%         0.65%        0.74%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  1.94%         1.45%        1.28%
 Portfolio turnover rate(3)                                       81%           79%          67%

------------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.77% in 2008, 0.65% in 2007, and 0.86% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




48  Janus Adviser Series


SMALL COMPANY VALUE FUND - CLASS I
----------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008         2007       2006(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                          $16.19      $14.80       $14.05

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      --        0.05         0.02
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.86)        1.87         1.22

 Total from investment operations                              (1.86)        1.92         1.24

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.04)          --           --
 Distributions from capital gains                              (0.73)      (0.53)       (0.49)

 Total distributions                                           (0.77)      (0.53)       (0.49)


 NET ASSET VALUE, END OF PERIOD                                $13.56      $16.19       $14.80


 Total return(2)                                             (11.84)%      12.99%        9.09%

 Net assets, end of period (in thousands)                      $2,237        $484         $255
 Average net assets for the period (in thousands)                $576        $409         $103
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                         1.02%       1.00%        1.19%
 Ratio of net expenses to average net assets(3)(7)              1.00%       1.00%        1.17%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  0.73%       0.26%      (0.21)%
 Portfolio turnover rate(3)                                       53%         71%          53%

----------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.39% in 2008, 1.31% in 2007, and 1.88% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  49

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


50  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  51
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




52  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  53

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



54  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  55
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




56  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  57

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                   www.janus.com/info

                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 VALUE
                                   Janus Adviser Mid Cap Value Fund
                                   Janus Adviser Small Company Value Fund



                              JANUS ADVISER SERIES
                                 CLASS R SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Adviser Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").

              Each Fund in this Prospectus currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.



                                        IMPORTANT NOTE



              On July 7, 2008, Janus Capital and Perkins entered into a Unit Purchase Agreement, pursuant to which Janus Capital will acquire an additional 50% ownership stake in Perkins (the "Pending Acquisition"), pending approval of various proposals submitted to shareholders of certain Janus funds. Assuming the closing of the Pending Acquisition, Janus Capital's total ownership in Perkins will increase from 30% to 80%.



              For Janus Adviser Small Company Value Fund, pending shareholder approval, Perkins, as subadviser, will manage the investment of the Fund's assets subject to the general oversight of Janus Capital and the investment advisory fee structure will change from an annual fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index.



              Pending shareholder approval with respect to each Fund, and in connection with the consummation of the Pending Acquisition, Perkins will change its name to Perkins Investment Management LLC, Janus Adviser Mid Cap Value Fund will change its name to Janus Adviser Perkins Mid Cap Value Fund, and Janus Adviser Small Company Value Fund will change its name to Janus Adviser Perkins Small Company Value Fund. The Proxy Statement is available on the SEC's website at www.sec.gov, at www.janus.com/info, or by calling Janus Capital at 1-800-525-0020.

TABLE OF CONTENTS
--------------------------------------------------------------------------------






RISK/RETURN SUMMARY
  Janus Adviser Mid Cap Value Fund...................    2
  Janus Adviser Small Company Value Fund.............    6

FEES AND EXPENSES....................................   10

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................   13
  Risks..............................................   14
  Frequently asked questions about certain risks.....   15
  General portfolio policies.........................   16

MANAGEMENT OF THE FUNDS
  Investment adviser.................................   21
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................   21
  Management expenses................................   23
  Subadviser.........................................   27
  Investment personnel...............................   27

OTHER INFORMATION....................................   29

DISTRIBUTIONS AND TAXES..............................   32

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................   35
  Distribution and service fees......................   36
  Purchases..........................................   37
  Exchanges..........................................   38
  Redemptions........................................   39
  Excessive trading..................................   40
  Shareholder communications.........................   44

FINANCIAL HIGHLIGHTS.................................   45

GLOSSARY OF INVESTMENT TERMS.........................   48







                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER MID CAP VALUE FUND

  Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MID CAP VALUE FUND seeks capital appreciation.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $16.7 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in



                                                          Risk/return summary  3
  other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007 and the performance of the Fund's Class S Shares from December 31, 2002 to September 30, 2004 as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on December 31, 2002. The performance shown for periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Adviser Series

  MID CAP VALUE FUND - CLASS R


   Annual returns for periods ended 12/31
                                                           35.03%    17.16%     9.93%    15.15%     6.81%
                                                            2003      2004      2005      2006      2007

   Best Quarter:  2nd-2003 15.47%     Worst Quarter:  1st-2003 (4.60)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (9.41)%.





                                                    Average annual total return for periods ended 12/31/07
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                      1 year    5 years       (12/31/02)
  Class R Shares
    Return Before Taxes                                                6.81%     16.42%         16.42%
    Return After Taxes on Distributions                                5.44%     15.39%         15.39%
    Return After Taxes on Distributions and Sale of Fund Shares(1)     4.96%     13.94%         13.94%
  Russell Midcap(R) Value Index(2)                                   (1.42)%     17.92%         17.92%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.


  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period December 31, 2002 to September 30, 2004. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

JANUS ADVISER SMALL COMPANY VALUE FUND

  Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  SMALL COMPANY VALUE FUND seeks capital appreciation.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $28.0 million to $3.8 billion.



  The Fund uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:


  - that have reasonably solid fundamentals
  - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise values


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





6  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SMALL-SIZED COMPANIES RISK. Due to the Fund's investments in securities of small-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also



                                                          Risk/return summary  7
  reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from April 21, 2003 to September 30, 2004, and the historical performance of Berger Small Cap Value II - Investor Shares (the "predecessor fund") for the periods prior to April 21, 2003.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all assets of the predecessor fund into the Fund. The performance information provided for periods prior to April 21, 2003 is for the predecessor fund. The performance shown for periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




8  Janus Adviser Series

  SMALL COMPANY VALUE FUND - CLASS R


   Annual returns for periods ended 12/31
                                                           41.57%    16.23%     5.66%    21.90%    (5.49)%
                                                            2003      2004      2005      2006      2007

   Best Quarter:  2nd-2003 19.38%     Worst Quarter:  4th-2007 (8.28)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (12.17)%.



                                              Average annual total return for periods ended 12/31/07
                                              ------------------------------------------------------
                                                                                   Since Inception
                                                                                 of Predecessor Fund
                                                            1 year    5 years         (3/28/02)
  Class R Shares
    Return Before Taxes                                    (5.49)%     14.90%           9.79%
    Return After Taxes on Distributions                    (6.23)%     14.16%           9.17%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (2.72)%     12.95%           8.42%
  Russell 2000(R) Value Index(2)                           (9.78)%     15.80%           9.46%
    (reflects no deduction for expenses, fees, or taxes)

                                                         -------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007; distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period April 21, 2003 to September 30, 2004; and for Berger Small Cap Value Fund
  II - Investor Shares for the periods prior to April 21, 2003. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                          Risk/return summary  9

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class R Shares do not impose sales charges when you buy or sell the Funds' Class R Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




10  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class R
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                           Acquired    Total Annual                Net Annual
                                            Distribution                    Fund(5)        Fund                       Fund
                              Management       (12b-1)         Other       Fees and      Operating     Expense     Operating
                                Fee(2)         Fees(3)      Expenses(4)    Expenses     Expenses(6)    Waivers    Expenses(6)
 Mid Cap Value Fund(7) -
      Class R                    0.71%          0.50%          0.32%         0.00%         1.53%        0.03%        1.50%
 Small Company Value Fund -
      Class R                    0.74%          0.50%          0.74%         0.00%         1.98%        0.23%        1.75%

------------------------------------------------------------------------------------------------------------------------------------




  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Mid Cap Value Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.
 (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (4) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




                                                         Risk/return summary  11

--------------------------------------------------------------------------------
 (7) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
   Mid Cap Value Fund(1) - Class R          $ 156    $ 483    $   834    $ 1,824
   Small Company Value Fund - Class R       $ 201    $ 621    $ 1,068    $ 2,306



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




12  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?

  Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. HOW ARE COMMON STOCKS SELECTED BY JANUS FOR SMALL COMPANY VALUE FUND?

  Small Company Value Fund's portfolio manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value. To a certain degree, Small Company Value Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

3. ARE THE SAME CRITERIA USED BY PERKINS AND JANUS TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.


                                   Principal investment strategies and risks  13

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Funds.

5. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?


  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.


RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more



14  Janus Adviser Series
  other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly




                                   Principal investment strategies and risks  15
  to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs

4. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a



16  Janus Adviser Series

  Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial




                                   Principal investment strategies and risks  17
  condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)




18  Janus Adviser Series

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."





                                   Principal investment strategies and risks  19

  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.




  SPECIAL SITUATIONS


  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





20  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of Small Company Value Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in

                                                     Management of the Funds  21
  making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



22  Janus Adviser Series
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.


  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Mid Cap Value Fund pays Perkins a subadvisory fee directly for managing the Fund.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable). Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid management fees to Janus Capital and Perkins. The fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Fund.



  Small Company Value Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



                                                            Contractual         Actual Investment
                                       Average Daily        Investment      Advisory Fee(1) (%) (for
                                        Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                               of Fund          (annual rate)         July 31, 2008)
----------------------------------------------------------------------------------------------------
  Small Company Value Fund           All Asset Levels          0.74                   0.43
----------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.





                                                     Management of the Funds  23

  Mid Cap Value Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                               Performance         Actual Investment
                                            Performance         Adjusted       Advisory Fee(1) (%) (for
                                             Hurdle vs.        Investment        the fiscal year ended
  Fund Name                Base Fee (%)   Benchmark Index   Advisory Fee (%)        July 31, 2008)
-------------------------------------------------------------------------------------------------------
  Mid Cap Value Fund           0.64           +/-4.00%            0.71                   0.62
-------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.





24  Janus Adviser Series

  MID CAP VALUE FUND

  For Mid Cap Value Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell Midcap(R) Value Index.

  Only the base fee rate applied until February 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance



                                                     Management of the Funds  25

  Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                           Expense Limit Percentage (%)
------------------------------------------------------------------
  Mid Cap Value Fund(1)                           0.74
  Small Company Value Fund                        1.00
------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





26  Janus Adviser Series

SUBADVISER

  PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


MID CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Thomas M. Perkins and Jeffrey R. Kautz are responsible for the day-to-day management of the Fund. Mr. Perkins, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    THOMAS M. PERKINS has been the lead Co-Portfolio Manager of Janus Adviser Mid Cap Value Fund since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.


    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Janus Adviser Mid Cap Value Fund, which he has co-managed since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.





                                                     Management of the Funds  27

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

    JAKOB V. HOLM, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Small Company Value Fund, which he has managed or co-managed since inception. Mr. Holm is also Portfolio Manager of other Janus accounts. Mr. Holm joined Janus Capital in July 2005. Prior to joining Janus Capital, he co-managed the Fund (2002-2005) and worked as a research analyst, analyzing equity and fixed-income securities (2000-2005) at Bay Isle Financial LLC. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




28  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Funds currently offer five classes of shares. Only Class R Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal

                                                           Other information  29
  statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.





30  Janus Adviser Series

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  31

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

32  Janus Adviser Series
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  33

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




34  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent

                                                         Shareholder's guide  35
  pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class R Shares at an annual rate of up to 0.50% of the average



36  Janus Adviser Series
  daily net assets of Class R Shares of a Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For



                                                         Shareholder's guide  37
  more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.




38  Janus Adviser Series

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.





                                                         Shareholder's guide  39

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do



40  Janus Adviser Series
  not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they



                                                         Shareholder's guide  41
  would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive



42  Janus Adviser Series
  trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or



                                                         Shareholder's guide  43
  change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




44  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class R Shares of the Funds (assuming reinvestment of all dividends and distributions).



                                                        Financial highlights  45


MID CAP VALUE FUND - CLASS R
------------------------------------------------------------------------------------------------------
                                                                   Years or Period ended July 31
                                                               2008       2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $19.08     $16.54     $16.04      $14.25

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.16       0.09       0.11        0.01
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.55)       2.80       0.86        2.50

 Total from investment operations                             (0.39)       2.89       0.97        2.51

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.18)     (0.12)     (0.04)          --
 Distributions from capital gains                             (0.79)     (0.23)     (0.43)      (0.72)

 Total distributions                                          (0.97)     (0.35)     (0.47)      (0.72)


 NET ASSET VALUE, END OF PERIOD                               $17.71     $19.08     $16.54      $16.04


 Total return(2)                                             (2.16)%     17.59%      6.19%      18.04%

 Net assets, end of period (in thousands)                    $17,816     $3,721     $1,919        $687
 Average net assets for the period (in thousands)             $7,315     $2,635     $1,030        $437
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                        1.50%      1.41%      1.50%       1.49%
 Ratio of net expenses to average net assets(3)(7)             1.49%      1.40%      1.49%       1.49%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 1.03%      0.80%      1.04%       0.06%
 Portfolio turnover rate(3)                                      81%        79%        67%         71%
------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.53% in 2008, 1.41% in 2007, 1.58% in 2006, and 1.68% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




46  Janus Adviser Series


SMALL COMPANY VALUE FUND - CLASS R
----------------------------------------------------------------------------------------------------------
                                                                     Years or Period ended July 31
                                                               2008         2007        2006       2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $15.93      $14.68      $14.63       $12.94

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.01      (0.04)      (0.02)       (0.01)
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.95)        1.82        0.56         2.50

 Total from investment operations                              (1.94)        1.78        0.54         2.49

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              --          --          --           --
 Distributions from capital gains                              (0.73)      (0.53)      (0.49)       (0.80)

 Total distributions                                           (0.73)      (0.53)      (0.49)       (0.80)


 NET ASSET VALUE, END OF PERIOD                                $13.26      $15.93      $14.68       $14.63


 Total return(2)                                             (12.52)%      12.12%       3.92%       19.85%

 Net assets, end of period (in thousands)                      $4,509      $5,118      $3,720       $2,341
 Average net assets for the period (in thousands)              $5,096      $4,623      $2,918          $14
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                         1.75%       1.75%       1.97%        3.05%
 Ratio of net expenses to average net assets(3)(7)              1.75%       1.75%       1.97%        1.99%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  0.03%     (0.48)%     (0.70)%     (11.56)%
 Portfolio turnover rate(3)                                       53%         71%         53%          45%
----------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.98% in 2008, 2.07% in 2007, 2.38% in 2006, and 5.06% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  47

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


48  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  49
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




50  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  51

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



52  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  53
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




54  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.





                                                Glossary of investment terms  55

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                        November 28, 2008




                                        VALUE
                                          Janus Adviser Mid Cap Value Fund
                                          Janus Adviser Small Company Value Fund

                              JANUS ADVISER SERIES
                                 CLASS S SHARES

                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund. Janus Adviser Mid Cap Value Fund is subadvised by Perkins, Wolf, McDonnell and Company, LLC ("Perkins").

              Each Fund in this Prospectus currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class S Shares (the "Shares"), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.


                                        IMPORTANT NOTE



              On July 7, 2008, Janus Capital and Perkins entered into a Unit Purchase Agreement, pursuant to which Janus Capital will acquire an additional 50% ownership stake in Perkins (the "Pending Acquisition"), pending approval of various proposals submitted to shareholders of certain Janus funds. Assuming the closing of the Pending Acquisition, Janus Capital's total ownership in Perkins will increase from 30% to 80%.



              For Janus Adviser Small Company Value Fund, pending shareholder approval, Perkins, as subadviser, will manage the investment of the Fund's assets subject to the general oversight of Janus Capital and the investment advisory fee structure will change from an annual fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index.



              Pending shareholder approval with respect to each Fund, and in connection with the consummation of the Pending Acquisition, Perkins will change its name to Perkins Investment Management LLC, Janus Adviser Mid Cap Value Fund will change its name to Janus Adviser Perkins Mid Cap Value Fund, and Janus Adviser Small Company Value Fund will change its name to Janus Adviser Perkins Small Company Value Fund. The Proxy Statement is available on the SEC's website at www.sec.gov, at www.janus.com/info, or by calling Janus Capital at 1-800-525-0020.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Mid Cap Value Fund...................     2
  Janus Adviser Small Company Value Fund.............     6

FEES AND EXPENSES....................................    10

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    13
  Risks..............................................    14
  Frequently asked questions about certain risks.....    15
  General portfolio policies.........................    16

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    21
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    21
  Management expenses................................    23
  Subadviser.........................................    27
  Investment personnel...............................    27

OTHER INFORMATION....................................    29

DISTRIBUTIONS AND TAXES..............................    32

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    35
  Distribution and service fees......................    37
  Purchases..........................................    37
  Exchanges..........................................    39
  Redemptions........................................    39
  Excessive trading..................................    40
  Shareholder communications.........................    45

FINANCIAL HIGHLIGHTS.................................    46

GLOSSARY OF INVESTMENT TERMS.........................    49






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER MID CAP VALUE FUND

  Mid Cap Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MID CAP VALUE FUND seeks capital appreciation.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $45.0 million to $16.7 billion.


  The Fund focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Fund also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Fund's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  MID-SIZED COMPANIES RISK. Due to the Fund's investments in securities issued by mid-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of narrow product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in



                                                          Risk/return summary  3
  other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on December 31, 2002. The performance shown reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Adviser Series

  MID CAP VALUE FUND - CLASS S


   Annual returns for periods ended 12/31
                                                           35.61%    17.94%    10.15%    15.45%     7.09%
                                                            2003      2004      2005      2006      2007

   Best Quarter:  2nd-2003 15.60%     Worst Quarter:  1st-2003 (4.50)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (9.22)%.



                                                    Average annual total return for periods ended 12/31/07
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                                      1 year    5 years       (12/31/02)
  Class S Shares
    Return Before Taxes                                                7.09%     16.85%         16.85%
    Return After Taxes on Distributions                                5.70%     15.77%         15.77%
    Return After Taxes on Distributions and Sale of Fund Shares(1)     5.14%     14.30%         14.30%
  Russell Midcap(R) Value Index(2)                                   (1.42)%     17.92%         17.92%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ---------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

JANUS ADVISER SMALL COMPANY VALUE FUND

  Small Company Value Fund (the "Fund") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  SMALL COMPANY VALUE FUND seeks capital appreciation.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the Fund's portfolio manager. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of September 30, 2008, they ranged from approximately $28.0 million to $3.8 billion.



  The Fund uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies:


  - that have reasonably solid fundamentals
  - whose stocks are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise values


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





6  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests (for example, growth-oriented securities rather than value-oriented securities). If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SMALL-SIZED COMPANIES RISK. Due to the Fund's investments in securities of small-sized companies, the Fund's NAV may fluctuate more than that of a fund investing primarily in large or mid-sized companies. Small company securities may underperform as compared to the securities of larger companies. They may also pose greater market, liquidity, and information risks because of limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Fund's returns, especially as market conditions change.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also



                                                          Risk/return summary  7
  reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on April 21, 2003, after the reorganization of all assets of Berger Small Cap Value Fund II - Investor Shares (the "predecessor fund") into the Fund. The performance information provided for periods prior to April 21, 2003 is for the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




8  Janus Adviser Series

  SMALL COMPANY VALUE FUND - CLASS S


   Annual returns for periods ended 12/31
                                                           43.20%    17.23%     5.88%    22.20%    (5.27)%
                                                            2003      2004      2005      2006      2007

   Best Quarter:  2nd-2003 19.71%     Worst Quarter:  4th-2007 (8.22)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (11.93)%.



                                              Average annual total return for periods ended 12/31/07
                                              ------------------------------------------------------
                                                                                   Since Inception
                                                                                 of Predecessor Fund
                                                            1 year    5 years         (3/28/02)
  Class S Shares
    Return Before Taxes                                    (5.27)%     15.52%           10.30%
    Return After Taxes on Distributions                    (6.01)%     14.77%            9.68%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                           (2.58)%     13.51%            8.88%
  Russell 2000(R) Value Index(2)                           (9.78)%     15.80%            9.46%
    (reflects no deduction for expenses, fees, or taxes)

                                                         -------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values.


  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period April 21, 2003 to December 31, 2007 and for Berger Small Cap Value Fund II - Investor Shares for the periods prior to April 21, 2003. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                          Risk/return summary  9

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




10  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee................................................................   None
 Exchange fee..................................................................   None




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                        Acquired    Total Annual                Net Annual
                                         Distribution                    Fund(5)        Fund                       Fund
                           Management       (12b-1)         Other       Fees and      Operating     Expense     Operating
                             Fee(2)         Fees(3)      Expenses(4)    Expenses     Expenses(6)    Waivers    Expenses(6)
  Mid Cap Value Fund(7) -
      Class S                 0.71%          0.25%          0.31%         0.00%         1.27%        0.03%        1.24%
  Small Company Value Fund -
      Class S                 0.74%          0.25%          0.73%         0.00%         1.72%        0.22%        1.50%




--------------------------------------------------------------------------------

  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Mid Cap Value Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.
 (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (4) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (6) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------





                                                         Risk/return summary  11

--------------------------------------------------------------------------------

 (7) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.64%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




                                           1 Year   3 Years   5 Years   10 Years
                                           -------------------------------------
   Mid Cap Value Fund(1) - Class S          $ 129    $ 403     $ 697     $ 1,534
   Small Company Value Fund - Class S       $ 175    $ 542     $ 933     $ 2,030




--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------



12  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE FUND?

  Mid Cap Value Fund's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Fund look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

2. HOW ARE COMMON STOCKS SELECTED BY JANUS FOR SMALL COMPANY VALUE FUND?

  Small Company Value Fund's portfolio manager uses fundamental analysis and proprietary valuation models to select a core holding of stocks for the Fund. The Fund's portfolio manager generally looks for companies with reasonably solid fundamentals that are trading at a discount relative to their intrinsic investment value based on their assets, earnings, cash flow, or franchise value. To a certain degree, Small Company Value Fund invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.



3. ARE THE SAME CRITERIA USED BY PERKINS AND JANUS TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.


                                   Principal investment strategies and risks  13

4. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for the Funds.

5. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Funds than those obtained by paying premium prices for companies currently in favor in the market.



RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more



14  Janus Adviser Series
  other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative. Because Small Company Value Fund normally invests at least 80% of its assets in equity securities of smaller or newer companies, these risks may be increased.

2. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly




                                   Principal investment strategies and risks  15
  to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

3. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs

4. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION
  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a



16  Janus Adviser Series

  Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial




                                   Principal investment strategies and risks  17
  condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)




18  Janus Adviser Series

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."





                                   Principal investment strategies and risks  19

  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS


  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





20  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of Small Company Value Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Fund subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in

                                                     Management of the Funds  21
  making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



22  Janus Adviser Series
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.


  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay. Mid Cap Value Fund pays Perkins a subadvisory fee directly for managing the Fund.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable). Under the advisory agreement with Janus Capital and the subadvisory agreement with Perkins, Mid Cap Value Fund paid management fees to Janus Capital and Perkins. The fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Fund.



  Small Company Value Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Small Company Value Fund    All Asset Levels          0.74                   0.43
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.





                                                     Management of the Funds  23

  Mid Cap Value Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                            Performance         Actual Investment
                                         Performance         Adjusted       Advisory Fee(1) (%) (for
                                          Hurdle vs.        Investment        the fiscal year ended
  Fund Name            Base Fee (%)    Benchmark Index   Advisory Fee (%)        July 31, 2008)
----------------------------------------------------------------------------------------------------
  Mid Cap Value Fund       0.64            +/-4.00%            0.71                   0.62
----------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements and subadvisory agreements (as applicable) will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.





24  Janus Adviser Series

  MID CAP VALUE FUND

  For Mid Cap Value Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the Russell Midcap(R) Value Index.

  Only the base fee rate applied until February 2007 for the Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance



                                                     Management of the Funds  25

  Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.


  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Mid Cap Value Fund(1)                                   0.74
  Small Company Value Fund                                1.00
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





26  Janus Adviser Series

SUBADVISER

  PERKINS, WOLF, MCDONNELL AND COMPANY, LLC serves as subadviser to Mid Cap Value Fund and has served in such capacity since the Fund's inception. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


MID CAP VALUE FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Thomas M. Perkins and Jeffrey R. Kautz are responsible for the day-to-day management of the Fund. Mr. Perkins, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    THOMAS M. PERKINS has been the lead Co-Portfolio Manager of Janus Adviser Mid Cap Value Fund since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.


    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Janus Adviser Mid Cap Value Fund, which he has co-managed since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.





                                                     Management of the Funds  27

SMALL COMPANY VALUE FUND
--------------------------------------------------------------------------------

    JAKOB V. HOLM, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Small Company Value Fund, which he has managed or co-managed since inception. Mr. Holm is also Portfolio Manager of other Janus accounts. Mr. Holm joined Janus Capital in July 2005. Prior to joining Janus Capital, he co-managed the Fund (2002-2005) and worked as a research analyst, analyzing equity and fixed-income securities (2000-2005) at Bay Isle Financial LLC. He holds a Bachelor of Arts degree in Economics from Augustana College and a Master of International Management degree from Thunderbird, The Garvin School of International Management. Mr. Holm holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.





28  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Funds currently offer five classes of shares. Only Class S Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class R Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal

                                                           Other information  29
  statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.





30  Janus Adviser Series

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  31

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

32  Janus Adviser Series
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  33

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.





34  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES. However, if you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call a Janus representative at 1-800-525-3713 to purchase, exchange, or redeem shares.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair

                                                         Shareholder's guide  35
  value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds



36  Janus Adviser Series
  are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase



                                                         Shareholder's guide  37
  orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds. If you previously owned Shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call a Janus representative at 1-800-525-3713 to purchase additional Shares.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.




38  Janus Adviser Series

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. If you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call 1-800-525-3713 to exchange shares. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares. If you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, you may call a Janus representative at 1-800-525-3713 to redeem Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.





                                                         Shareholder's guide  39

  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take



40  Janus Adviser Series
  reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds'



                                                         Shareholder's guide  41
  excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund



42  Janus Adviser Series
  expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality



                                                         Shareholder's guide  43
  of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.





44  Janus Adviser Series

SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Funds (assuming reinvestment of all dividends and distributions).



46  Janus Adviser Series


MID CAP VALUE FUND - CLASS S
-----------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                              2008        2007        2006       2005       2004


 NET ASSET VALUE, BEGINNING OF PERIOD                         $19.11      $16.54     $16.05     $13.89     $11.42

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.17        0.15       0.19       0.03       0.01
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.52)        2.80       0.83       2.86       2.71

 Total from investment operations                             (0.35)        2.95       1.02       2.89       2.72

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.19)      (0.15)     (0.10)     (0.01)     (0.01)
 Distributions from capital gains                             (0.79)      (0.23)     (0.43)     (0.72)     (0.24)

 Total distributions                                          (0.98)      (0.38)     (0.53)     (0.73)     (0.25)


 NET ASSET VALUE, END OF PERIOD                               $17.78      $19.11     $16.54     $16.05     $13.89


 Total return                                                (1.89)%      17.93%      6.47%     21.25%     23.93%

 Net assets, end of period (in thousands)                   $153,288    $104,289    $74,181    $42,637    $24,019
 Average net assets for the period (in thousands)           $109,060     $95,739    $57,475    $34,847    $14,917
 Ratio of gross expenses to average net assets(1)(2)(3)        1.24%       1.15%      1.24%      1.24%      1.36%
 Ratio of net expenses to average net assets(4)                1.24%       1.15%      1.24%      1.24%      1.36%
 Ratio of net investment income/(loss) to average net
     assets                                                    1.43%       1.12%      1.43%      0.28%      0.15%
 Portfolio turnover rate                                         81%         79%        67%        71%        63%

-----------------------------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 1.27% in 2008, 1.15% in 2007, 1.33% in 2006, 1.52% in 2005,
    and 1.94% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  47


SMALL COMPANY VALUE FUND - CLASS S
----------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                              2008        2007       2006       2005       2004


 NET ASSET VALUE, BEGINNING OF PERIOD                         $16.05     $14.74     $14.66     $12.29     $10.57

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.05     (0.01)         --         --         --
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.98)       1.85       0.57       3.17       1.87

 Total from investment operations                             (1.93)       1.84       0.57       3.17       1.87

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --         --         --         --         --
 Distributions from capital gains                             (0.73)     (0.53)     (0.49)     (0.80)     (0.15)

 Total distributions                                          (0.73)     (0.53)     (0.49)     (0.80)     (0.15)


 NET ASSET VALUE, END OF PERIOD                               $13.39     $16.05     $14.74     $14.66     $12.29


 Total return                                               (12.35)%     12.49%      4.12%     26.45%     17.75%

 Net assets, end of period (in thousands)                    $26,000    $33,781    $27,819    $22,472    $14,889
 Average net assets for the period (in thousands)            $29,408    $27,096    $21,523    $18,976    $14,438
 Ratio of gross expenses to average net assets(1)(2)(3)        1.50%      1.51%      1.73%      1.75%      1.75%
 Ratio of net expenses to average net assets(4)                1.50%      1.50%      1.72%      1.74%      1.75%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.29%    (0.22)%    (0.43)%    (0.20)%    (0.19)%
 Portfolio turnover rate                                         53%        71%        53%        45%        67%

----------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 1.72% in 2008, 1.81% in 2007, 2.10% in 2006, 2.12% in 2005,
    and 2.67% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.





48  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  49

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



50  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  51

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




52  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  53

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



54  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                                Glossary of investment terms  55

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.





56  Janus Adviser Series

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                                                                              57

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58

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                                                                              59

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60

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 INTERNATIONAL & GLOBAL
                                   Janus Adviser Global Research Fund
                                   Janus Adviser International Equity Fund

                                   Janus Adviser International Forty Fund


                                   Janus Adviser International Growth Fund*

                                   Janus Adviser Worldwide Fund


                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus




    *The Fund is closed to new investors. Current investors in the Fund may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted unless specified criteria are met. Refer to the "Shareholder's Guide" section of this Prospectus for more details.


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes five portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.



              Each Fund in this Prospectus, with the exception of Janus Adviser Global Research Fund and Janus Adviser International Forty Fund, currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Janus Adviser Global Research Fund and Janus Adviser International Forty Fund currently offer four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Global Research Fund.................     2
  Janus Adviser International Equity Fund............     5
  Janus Adviser International Forty Fund.............     9
  Janus Adviser International Growth Fund............    12
  Janus Adviser Worldwide Fund.......................    18

FEES AND EXPENSES....................................    23

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    27
  Risks..............................................    28
  Frequently asked questions about certain risks.....    29
  General portfolio policies.........................    31

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    37
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    37
  Management expenses................................    39
  Investment personnel...............................    44

OTHER INFORMATION....................................    49

DISTRIBUTIONS AND TAXES..............................    53

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    56
  Choosing a share class.............................    58
  Distribution, servicing, and administrative,
  networking, or omnibus positioning fees............    59
  Purchases..........................................    61
  Exchanges..........................................    65
  Redemptions........................................    66
  Excessive trading..................................    69
  Shareholder communications.........................    73

FINANCIAL HIGHLIGHTS.................................    74

GLOSSARY OF INVESTMENT TERMS.........................    85






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER GLOBAL RESEARCH FUND

  Global Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GLOBAL RESEARCH FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high-conviction investment ideas in all market capitalizations, styles, and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.


2  Janus Adviser Series

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.




  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.




MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified



                                                          Risk/return summary  3
  portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 9.7% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") World Growth Index. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world.






4  Janus Adviser Series

JANUS ADVISER INTERNATIONAL EQUITY FUND

  International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. The portfolio manager normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the Fund's primary benchmark's respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                          Risk/return summary  5

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 7.9% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



6  Janus Adviser Series
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class A Shares and Class C Shares of the Fund commenced operations on November 28, 2006. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the Fund's performance during the period indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  7

  INTERNATIONAL EQUITY FUND - CLASS C



   Annual returns for periods ended 12/31
                                                                                                   20.92%
                                                                                                    2007

   Best Quarter:  3rd-2007 8.74%     Worst Quarter:  4th-2007 2.26%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (29.52)%.




                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                             Since Inception
                                                                                 1 year(1)     (11/28/06)
  Class C Shares
    Return Before Taxes                                                            19.72%         24.70%
    Return After Taxes on Distributions                                            19.61%         24.59%
    Return After Taxes on Distributions and Sale of Fund Shares(2)                 12.87%         20.98%
  Class A Shares(3)                                                                15.30%         19.45%
  Morgan Stanley Capital International EAFE(R) Index(4) (reflects no deduction     11.17%         15.48%
    for expenses, fees, or taxes)

                                                                                 ---------------------------




  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.


  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.




  (4) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.





  After-tax returns are calculated using distributions for the Fund's Class C Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




8  Janus Adviser Series

JANUS ADVISER INTERNATIONAL FORTY FUND



  International Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.



INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------
  INTERNATIONAL FORTY FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.



PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The Fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





MAIN INVESTMENT RISKS


  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,



                                                          Risk/return summary  9
  including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 12.6% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from



10  Janus Adviser Series
  derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION



  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") All Country World ex-U.S. Index(SM), which is the Fund's primary benchmark index, and the MSCI EAFE(R) Index, which is the Fund's secondary benchmark index. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.





                                                         Risk/return summary  11

JANUS ADVISER INTERNATIONAL GROWTH FUND
(CLOSED TO NEW INVESTORS)

  International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTERNATIONAL GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





12  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 28.8% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



                                                         Risk/return summary  13
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2007, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and Janus Aspen Series - International Growth Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class A Shares and Class C Shares was calculated using the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales



14  Janus Adviser Series
  charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  15

  INTERNATIONAL GROWTH FUND - CLASS C


   Annual returns for periods ended 12/31
         16.33%    80.51%   (13.69)%  (23.17)%  (26.24)%   34.70%    19.23%    31.04%    43.92%    25.16%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 58.15%     Worst Quarter:  3rd-2001 (19.31)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (31.01)%.




                                                       Average annual total return for periods ended 12/31/07
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                      1 year(1)    5 years    10 years         (5/24/94)
  Class C Shares
    Return Before Taxes                                 23.98%      30.54%     14.56%            15.82%
    Return After Taxes on Distributions                 22.47%      30.26%     14.23%            15.49%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                   16.54%      27.48%     13.04%            14.44%
  Class A Shares(3)                                     19.10%      29.81%     14.59%            15.81%
  Morgan Stanley Capital International All
    Country World ex-U.S. Index(SM)(4) (reflects no     16.65%      24.02%        N/A               N/A
    deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International EAFE(R)
    Index(5) (reflects no deduction for expenses,       11.17%      21.59%      8.66%             7.69%
    fees, or taxes)

                                                      -------------------------------------------------------




  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.


  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.




  (4) Effective November 28, 2008, the Fund changed its primary benchmark from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). The new primary benchmark provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.




  (5) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the




16  Janus Adviser Series
      market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  17

JANUS ADVISER WORLDWIDE FUND

  Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.




MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.




18  Janus Adviser Series

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 2.6% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



                                                         Risk/return summary  19

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2007, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and Janus Aspen Series - Worldwide Growth Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class A Shares and Class C Shares was calculated using the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions.



20  Janus Adviser Series

  For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  WORLDWIDE FUND - CLASS C


   Annual returns for periods ended 12/31
         27.85%    63.43%   (15.80)%  (21.44)%  (27.13)%   22.08%     4.25%     5.51%    16.33%     8.37%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 42.05%     Worst Quarter:  3rd-2001 (19.93)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (28.79)%.




                                                        Average annual total return for periods ended 12/31/07
                                                        ------------------------------------------------------
                                                                                             Since Inception
                                                                                           of Predecessor Fund
                                                       1 year(1)    5 years    10 years         (9/13/93)
  Class C Shares
    Return Before Taxes                                  7.28%       11.10%      5.48%            10.08%
    Return After Taxes on Distributions                  7.28%       11.10%      5.15%            10.30%
    Return After Taxes on Distributions and Sale of
       Fund Shares(2)                                    4.73%       10.27%      4.69%             9.01%
  Class A Shares(3)                                      2.77%       10.53%      5.61%            10.51%
  Morgan Stanley Capital International World
    Index(SM)(4) (reflects no deduction for expenses,    9.04%       16.96%      7.00%             8.70%
    fees, or taxes)

                                                       -------------------------------------------------------



  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.
  (4) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.




                                                         Risk/return summary  21

  After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




22  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. Expense information shown for International Forty Fund reflects estimated annualized expenses that Class A Shares and Class C Shares expect to incur during the Fund's current fiscal year. The fees and expenses shown for the other Funds were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  23

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)...   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase
   price or redemption proceeds)...............................................   None(3)    1.00%(4)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                   Distribution/                  Acquired   Total Annual              Net Annual
                                                      Service                      Fund(8)       Fund                     Fund
                                      Management      (12b-1)         Other       Fees and     Operating    Expense    Operating
                                        Fee(5)        Fees(6)      Expenses(7)    Expenses    Expenses(9)   Waivers   Expenses(9)
  Global Research Fund(10) -
      Class A                            0.64%         0.25%           8.68%        0.00%        9.57%        8.32%      1.25%
      Class C                            0.64%         1.00%          11.32%        0.00%       12.96%       10.96%      2.00%
  International Equity Fund(10) -
      Class A                            0.71%         0.25%           0.32%        0.01%        1.29%        0.00%      1.29%
      Class C                            0.71%         1.00%           0.33%        0.01%        2.05%        0.00%      2.05%
  International Forty Fund(10) -
      Class A                            0.73%         0.25%           3.58%(11)    0.00%        4.56%        3.06%      1.50%
      Class C                            0.73%         1.00%           3.58%(11)    0.00%        5.31%        3.06%      2.25%
  International Growth Fund(12) -
      Class A                            0.64%         0.25%           0.09%        0.01%        0.99%        0.00%      0.99%
      Class C                            0.64%         1.00%           0.11%        0.01%        1.76%        0.02%      1.74%
  Worldwide Fund(10) -
      Class A                            0.58%         0.25%           0.20%        0.00%        1.03%        0.13%      0.90%
      Class C                            0.58%         1.00%           0.23%        0.00%        1.81%        0.16%      1.65%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Global Research Fund, International Equity Fund, International Forty Fund, and Worldwide Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index. The fee adjustment for Global Research Fund and International Forty Fund will be implemented December 1, 2008 and June 1, 2009, respectively.

 (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (7) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


--------------------------------------------------------------------------------




24  Janus Adviser Series

--------------------------------------------------------------------------------

  (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


  (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

 (10) Worldwide Fund, International Equity Fund, Global Research Fund, and International Forty Fund pay an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Fund, 0.68% for International Equity Fund, 0.64% for Global Research Fund, and 0.73% for International Forty Fund, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 for Worldwide Fund, December 2007 for International Equity Fund, will commence December 2008 for Global Research Fund, June 2009 for International Forty Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
 (11) Since the Fund is new, Other Expenses are based on the estimated expenses that the Fund expects to incur in its current fiscal year. In addition, upon completion of the Fund's first fiscal period, Other Expenses may include acquired fund fees and expenses, currently estimated to be less than 0.01%. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.

 (12) Closed to new investors.


--------------------------------------------------------------------------------



                                                         Risk/return summary  25

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




 IF CLASS A SHARES ARE REDEEMED:             1 Year(1)(2)     3 Years(1)(3)    5 Years(1)(3)   10 Years(1)(3)
                                            -----------------------------------------------------------------
   Global Research Fund(4) - Class A            $ 1,456          $ 3,100          $ 4,597          $ 7,780
   International Equity Fund(4) - Class A       $   699          $   960          $ 1,242          $ 2,042
   International Forty Fund(4) - Class A        $ 1,006          $ 1,873              N/A              N/A
   International Growth Fund(6) - Class A       $   670          $   872          $ 1,091          $ 1,718
   Worldwide Fund(4) - Class A                  $   674          $   884          $ 1,111          $ 1,762



--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE REDEEMED:               1 Year(5)       3 Years(3)       5 Years(3)       10 Years(3)
                                            -----------------------------------------------------------------
   Global Research Fund(4) - Class C            $ 1,344          $ 3,444          $ 5,307          $ 8,813
   International Equity Fund(4) - Class C       $   308          $   643          $ 1,103          $ 2,379
   International Forty Fund(4) - Class C        $   630          $ 1,586              N/A              N/A
   International Growth Fund(6) - Class C       $   279          $   554          $   954          $ 2,073
   Worldwide Fund(4) - Class C                  $   284          $   569          $   980          $ 2,127




--------------------------------------------------------------------------------


 IF CLASS A SHARES ARE NOT REDEEMED:         1 Year(1)(3)     3 Years(1)(3)    5 Years(1)(3)   10 Years(1)(3)
                                            -----------------------------------------------------------------
   Global Research Fund(4) - Class A            $ 1,456          $ 3,100          $ 4,597          $ 7,780
   International Equity Fund(4) - Class A       $   699          $   960          $ 1,242          $ 2,042
   International Forty Fund(4) - Class A        $ 1,006          $ 1,873              N/A              N/A
   International Growth Fund(6) - Class A       $   670          $   872          $ 1,091          $ 1,718
   Worldwide Fund(4) - Class A                  $   674          $   884          $ 1,111          $ 1,762




--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE NOT REDEEMED:           1 Year(3)       3 Years(3)       5 Years(3)       10 Years(3)
                                            -----------------------------------------------------------------
   Global Research Fund(4) - Class C            $ 1,244          $ 3,444          $ 5,307          $ 8,813
   International Equity Fund(4) - Class C       $   208          $   643          $ 1,103          $ 2,379
   International Forty Fund(4) - Class C        $   530          $ 1,586              N/A              N/A
   International Growth Fund(6) - Class C       $   179          $   554          $   954          $ 2,073
   Worldwide Fund(4) - Class C                  $   184          $   569          $   980          $ 2,127




--------------------------------------------------------------------------------
 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (3) Contingent deferred sales charge is not applicable.
 (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
 (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 (6) Closed to new investors.


 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.

--------------------------------------------------------------------------------




26  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.


  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.



2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.


                                   Principal investment strategies and risks  27

RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




28  Janus Adviser Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF INTERNATIONAL FORTY FUND AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 30-50 common stocks, this risk may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.




                                   Principal investment strategies and risks  29

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund, particularly Global Research Fund, International Forty Fund, and International Growth Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.


  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that



30  Janus Adviser Series
  they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


6. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for




                                   Principal investment strategies and risks  31
  example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.





32  Janus Adviser Series

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of International Equity Fund's net assets and 35% or less of each of the other Funds' assets)




                                   Principal investment strategies and risks  33

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations

  SHORT SALES

  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




34  Janus Adviser Series

  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific



                                   Principal investment strategies and risks  35
  development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





36  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                     Management of the Funds  37
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




38  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  International Growth Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



                                                                 Contractual         Actual Investment
                                            Average Daily        Investment      Advisory Fee(1) (%) (for
                                             Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                                    of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------------------
  International Growth Fund(2)            All Asset Levels          0.64                   0.63(3)
---------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.


  (2) Closed to new investors.


  (3) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  Worldwide Fund, International Equity Fund, Global Research Fund, and International Forty Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee




                                                     Management of the Funds  39
  rate was effective February 2007 for Worldwide Fund, December 2007 for International Equity Fund, and will be effective December 2008 for Global Research Fund, and June 2009 for International Forty Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.

  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                                          Performance         Actual Investment
                                                       Performance         Adjusted       Advisory Fee(1) (%) (for
                                                        Hurdle vs.        Investment        the fiscal year ended
  Fund Name                          Base Fee (%)    Benchmark Index   Advisory Fee (%)        July 31, 2008)
------------------------------------------------------------------------------------------------------------------
  Worldwide Fund                         0.60            +/-6.00%            0.58                   0.50
  International Equity Fund              0.68            +/-7.00%            0.71                   0.70(2)
  Global Research Fund                   0.64            +/-6.00%             N/A(3)                0.00(4)
  International Forty Fund               0.73            +/-6.00%             N/A(5)                0.00(6)
------------------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers and any applicable performance adjustments are not reflected in the base fee rates shown.


  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (3) Any applicable Performance Adjustment will begin December 1, 2008 for the Fund.





40  Janus Adviser Series

  (4) For the fiscal period November 28, 2007 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The fund's fee waiver exceeded the investment advisory fee.


  (5) Any applicable Performance Adjustment will begin June 1, 2009 for the
      Fund.


  (6) For the fiscal period May 30, 2008 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.



  WORLDWIDE FUND, INTERNATIONAL EQUITY FUND, GLOBAL RESEARCH FUND, AND INTERNATIONAL FORTY FUND


  For Worldwide Fund, International Equity Fund, Global Research Fund, and International Forty Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark as shown below:


  Fund Name                            Benchmark Index
------------------------------------------------------------------------------------------------------------------------------------
  Worldwide Fund                       MSCI World Index(SM)
  International Equity Fund            MSCI EAFE(R) Index
  Global Research Fund                 MSCI World Growth Index
  International Forty Fund             MSCI All Country World ex-U.S. Index(SM)




  Only the base fee rate applied until February 2007 for Worldwide Fund and December 2007 for International Equity Fund, and will apply until December 2008 for Global Research Fund and June 2009 for International Forty Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for



                                                     Management of the Funds  41
  at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Worldwide Fund and December 2007 for International Equity Fund, and will begin December 2008 for Global Research Fund and June 2009 for International Forty Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.


  The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.






42  Janus Adviser Series

  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Global Research Fund(1)                                 1.00
  International Equity Fund(1)                            1.25
  International Forty Fund(1)                             1.25
  International Growth Fund(2)                            0.73
  Worldwide Fund(1)                                       0.65
--------------------------------------------------------------------------






  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.


  (2) Closed to new investors.





                                                     Management of the Funds  43

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.



GLOBAL RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Adviser Global Research Fund, and has done so since inception.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Adviser International Equity Fund, which he has co-managed or managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. In addition, Mr. Saltiel performs duties as a research analyst. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


INTERNATIONAL FORTY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Adviser International Forty Fund, which he has managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. In addition, Mr. Saltiel performs duties as a research analyst. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.





44  Janus Adviser Series

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.


WORLDWIDE FUND
--------------------------------------------------------------------------------

    JASON P. YEE, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




                                                     Management of the Funds  45

PERFORMANCE OF COMPARABLE ACCOUNTS

  JANUS ADVISER GLOBAL RESEARCH FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS GLOBAL RESEARCH COMPOSITE

  The following chart shows the historical performance of the Janus Global Research Composite (the "Composite"). The accounts in the Composite are managed by the Research Team and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Global Research Fund. The MSCI World Growth Index is the benchmark index for the Fund and the Composite. In addition, the Russell 1000(R) Index is a secondary benchmark for the Composite.


  As of September 30, 2008, the Composite consisted of two advisory accounts, both of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $242.4 million. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the investment personnel and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser Global Research Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark.

  In addition, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by non-mutual fund accounts in the Composite, if applicable. If non-mutual fund accounts had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.



               Average annual total return for periods ended 09/30/08
               ------------------------------------------------------
                                                              Since
                                                  1 year    Inception
  Janus Global Research Composite(1)             (26.11)%     7.40%
  MSCI World Growth Index(2)                     (23.77)%     2.85%
  Russell 1000(R) Index(3)                       (22.10)%     1.32%

                                               ----------------------




  (1) The inception date of the Composite was February 25, 2005.
  (2) The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world.
  (3) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.





46  Janus Adviser Series

  JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE

  The following chart shows the historical performance of the Janus International Equity Composite (the "Composite"), which includes a non-mutual fund account managed by Janus Capital that has an investment objective, policies, and strategies substantially similar to Janus Adviser International Equity Fund. Certain policies and strategies for this account changed in June 2004, as discussed below, and have been substantially similar to those of the Fund since that time. The presentation is intended to reflect the investment capabilities of Janus Capital, but should not be a substitute for and is not intended to reflect an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  The non-mutual fund account in the Composite has been co-managed or managed by Laurent Saltiel, the Fund's portfolio manager, since March 2006. Prior periods shown reflect performance under a former manager. The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the MSCI EAFE(R) Growth Index is a secondary benchmark for the Composite.



  As of September 30, 2008, the Composite consisted of two advisory accounts, one of which is a mutual fund portfolio. As of this date, the total assets of the Composite were approximately $220.6 million. All accounts that have investment objectives, polices, and strategies that are substantially similar to the Fund's are included in this Composite.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark. The non-mutual fund account is not subject to the fees and expenses normally paid by mutual funds. Therefore, if the non-mutual fund account in the Composite was subject to the fees and expenses payable by the Fund, performance of the Composite for the periods shown would have been lower. Effective June 30, 2004, the non-mutual fund account in the Composite became subject to certain limits relating to emerging markets investments and sector weightings, which are similar to the Fund. Had these limits been in place prior to June 30, 2004, performance may have been different.


  Further, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred



                                                     Management of the Funds  47
  sales charge upon certain redemptions. These are not payable by non-mutual fund accounts in the Composite, if applicable. If non-mutual fund accounts had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.

  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.




                                       Average annual total return for periods ended 09/30/08
                                       ------------------------------------------------------
                                                                                     Since
                                                                                   Inception
                                                  1 year    5 years   10 years   January 1997
  Janus International Equity Composite(1)        (26.80)%    13.71%    12.16%       14.35%
  MSCI EAFE(R) Index(2)                          (30.50)%     9.69%     5.02%        4.37%
  MSCI EAFE(R) Growth Index(3)                   (28.48)%     9.23%     2.97%        2.72%

                                               ----------------------------------------------





  (1) Effective June 30, 2004, the Composite adopted limits relating to emerging markets investments and sector and country weightings that are similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite could invest without limit in emerging markets, and any country or sector. For the period beginning June 30, 2004 and ending September 30, 2008, the average annual total return of the Composite was 13.48% and for the MSCI EAFE(R) Index and the MSCI EAFE(R) Growth Index was 6.31% and 6.59%, respectively.

  (2) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
  (3) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.






48  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Funds, with the exception of Global Research Fund and International Forty Fund, currently offer five classes of shares. Global Research Fund and International Forty Fund currently offer four classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. International Growth Fund has limited sales of its Shares. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Guide" section of this Prospectus.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


                                                           Other information  49

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv)




50  Janus Adviser Series
  above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




                                                           Other information  51

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




52  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  53
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




54  Janus Adviser Series

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  55

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such

56  Janus Adviser Series
  events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  57

CHOOSING A SHARE CLASS

  The Funds have five classes of shares, with the exception of Global Research Fund, which has four classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares, Class R Shares, and Class S Shares are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




58  Janus Adviser Series

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:


  Class A Shares
  Initial sales charge on purchases          Up to 5.75%(1)
  - Reduction of initial sales charge for
    purchases of $50,000 or more
  - Initial sales charge waived for
    purchases of $1 million or more

  Deferred sales charge (CDSC)               None except on certain redemptions of
                                             Shares purchased without an initial
                                             sales charge(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           None
  Minimum aggregate account balance          None
  12b-1 fee                                  Up to 0.25% annual distribution fee;
                                             lower annual operating expenses than
                                             Class C Shares because of lower 12b-1
                                             fee



  (1) May be waived under certain circumstances.


  Class C Shares
  Initial sales charge on purchases          None
  Deferred sales charge (CDSC)               1.00% on Shares redeemed within 12
                                             months of purchase(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           $500,000
  Minimum aggregate account balance          None
  12b-1 fee                                  1.00% annual fee (up to 0.75%
                                             distribution fee and up to 0.25%
                                             shareholder servicing fee); higher
                                             annual operating expenses than Class A
                                             Shares because of higher 12b-1 fee



  (1) May be waived under certain circumstances.



DISTRIBUTION, SERVICING, AND ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES


  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A



                                                         Shareholder's guide  59

  Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:


  Class                                                         12b-1 Fee for the Funds
  -------------------------------------------------------------------------------------
  Class A Shares                                                         0.25%
  Class C Shares                                                         1.00%(1)



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


  ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by each class of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.





60  Janus Adviser Series

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PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.




                                                         Shareholder's guide  61

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Funds reserve the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None






62  Janus Adviser Series

  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new



                                                         Shareholder's guide  63
  purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.





64  Janus Adviser Series

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please



                                                         Shareholder's guide  65
  refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund




66  Janus Adviser Series
  during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;




                                                         Shareholder's guide  67

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.


CLOSED FUND POLICIES - INTERNATIONAL GROWTH FUND



  The Fund has limited sales of its Shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and, in general, financial intermediaries may not open new accounts with the Fund on behalf of new clients or add new investors to existing omnibus accounts. However, investors who meet certain criteria described below may be able to purchase Shares of the Fund. You may be required to demonstrate eligibility to purchase Shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria.



  Investors who meet the following criteria may be able to invest in the Fund:
  (i) existing shareholders invested in the Fund are permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) financial advisors may continue to invest in the Fund through an existing omnibus account on behalf of clients who are current Fund shareholders, or on behalf of new clients who are current Fund shareholders, or on behalf of new clients who currently hold shares of a corresponding fund in another Janus investment trust; (iii) a financial intermediary with existing positions or accounts in a corresponding fund in another Janus investment trust may invest in the Fund through new positions in the Fund or through existing accounts on behalf of its clients who are, at the time, currently invested in the corresponding fund; (iv) under certain circumstances, all or a portion of the Shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund Shares; (v) it




68  Janus Adviser Series
  is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, currently offering the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (vi) it is expected that participants in employer-sponsored retirement plans purchasing through platforms which currently offer the Fund, or the corresponding fund in another Janus investment trust (if applicable), as an investment option may direct contributions to the Fund through their plan, regardless of whether their plan invested in such Fund prior to its closing; (vii) Janus Capital encourages its employees to own Shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund;
  (viii) a Janus "fund of funds," which is a fund that primarily invests in other mutual funds, may invest in the Fund; and (ix) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. Requests for new accounts into a closed Fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.


EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading



                                                         Shareholder's guide  69
  in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of the Funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be



70  Janus Adviser Series
  cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not



                                                         Shareholder's guide  71
  invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained



72  Janus Adviser Series
    by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  73

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Funds (assuming reinvestment of all dividends and distributions).


74  Janus Adviser Series


GLOBAL RESEARCH FUND - CLASS A
-------------------------------------------------------------------------
                                                             Period ended
                                                                July 31
                                                                2008(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        --
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 (1.11)

 Total from investment operations                                (1.11)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                --
 Distributions from capital gains                                    --

 Total distributions                                                 --


 NET ASSET VALUE, END OF PERIOD                                   $8.89


 Total return(2)                                               (11.10)%

 Net assets, end of period (in thousands)                        $2,642
 Average net assets for the period (in thousands)                $1,220
 Ratio of gross expenses to average net assets(3)(4)(5)           1.25%
 Ratio of net expenses to average net assets(3)(6)                1.25%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                    0.13%
 Portfolio turnover rate(3)                                         80%
-------------------------------------------------------------------------






(1) Period November 28, 2007 (inception date) through July 31, 2008.

(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 9.57% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  75


INTERNATIONAL EQUITY FUND - CLASS A
--------------------------------------------------------------------------------------------
                                                               Year or Period ended July 31
                                                               2008               2007(1)(2)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $11.35                $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 (0.02)                  0.09
 Net gain/(loss) on securities (both realized and
     unrealized)                                                0.29                  1.26

 Total from investment operations                               0.27                  1.35

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.04)                    --
 Distributions from capital gains                             (0.05)                    --

 Total distributions                                          (0.09)                    --


 NET ASSET VALUE, END OF PERIOD                               $11.53                $11.35


 Total return(3)                                               2.29%                13.50%

 Net assets, end of period (in thousands)                    $73,749                  $800
 Average net assets for the period (in thousands)            $21,952                  $643
 Ratio of gross expenses to average net assets(4)(5)(6)        1.28%                 1.50%
 Ratio of net expenses to average net assets(4)(7)             1.27%                 1.50%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                 1.32%                 1.44%
 Portfolio turnover rate(4)                                      39%                   57%
--------------------------------------------------------------------------------------------






(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) Period November 28, 2006 (inception date) through July 31, 2007.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The ratio was 9.77% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.
(7) The expense ratio reflects expenses after any expense offset arrangements.




76  Janus Adviser Series


INTERNATIONAL FORTY FUND - CLASS A
-------------------------------------------------------------------------
                                                             Period ended
                                                                July 31
                                                                2008(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        --
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 (0.89)

 Total from investment operations                                (0.89)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                --
 Distributions from capital gains                                    --

 Total distributions                                                 --


 NET ASSET VALUE, END OF PERIOD                                   $9.11


 Total return(2)                                                (8.90)%

 Net assets, end of period (in thousands)                          $321
 Average net assets for the period (in thousands)                  $247
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                           1.54%
 Ratio of net expenses to average net assets(3)(6)(7)             1.54%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  (0.37)%
 Portfolio turnover rate(3)                                         54%
-------------------------------------------------------------------------





(1) Period May 30, 2008 (inception date) through July 31, 2008.

(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 56.43% in 2008 before waiver of certain fees and expense offsets incurred by the fund.


(6) The expense ratio includes dividends on short positions. The ratio would be 1.50%, without the inclusion of dividends on short positions.

(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  77


INTERNATIONAL GROWTH FUND - CLASS A
----------------------------------------------------------------------------------------------------------
                                                                     Years or Period ended July 31
                                                               2008        2007(1)       2006      2005(2)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $62.84       $43.41      $31.33      $24.80

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.67         0.26        0.43        0.27
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.58)        19.63       12.00        6.45

 Total from investment operations                              (0.91)        19.89       12.43        6.72

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.85)       (0.46)      (0.35)      (0.19)
 Distributions from capital gains                              (3.33)           --          --          --

 Total distributions                                           (4.18)       (0.46)      (0.35)      (0.19)


 NET ASSET VALUE, END OF PERIOD                                $57.75       $62.84      $43.41      $31.33


 Total return(3)                                              (1.93)%       46.02%      39.84%      27.19%

 Net assets, end of period (in thousands)                    $333,371     $110,026     $19,442         $82
 Average net assets for the period (in thousands)            $295,702      $59,131      $8,012         $28
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)                                         0.98%        0.99%       1.00%       0.99%
 Ratio of net expenses to average net assets(4)(8)              0.98%        0.98%       0.98%       0.98%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                  0.95%        0.54%       1.42%       1.24%
 Portfolio turnover rate(4)                                       40%          41%         65%         50%
----------------------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 0.98% in 2008, 0.99% in 2007, 1.04% in 2006, and 1.05% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(8) The expense ratio reflects expenses after any expense offset arrangements.




78  Janus Adviser Series


WORLDWIDE FUND - CLASS A
-------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008        2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $36.44     $28.37     $27.50      $24.88

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.37       0.33       0.46        0.23
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (7.27)       8.50       0.72        2.52

 Total from investment operations                              (6.90)       8.83       1.18        2.75

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.11)     (0.76)     (0.31)      (0.13)
 Distributions from capital gains                                  --         --         --          --

 Total distributions                                           (0.11)     (0.76)     (0.31)      (0.13)


 NET ASSET VALUE, END OF PERIOD                                $29.43     $36.44     $28.37      $27.50


 Total return(2)                                             (18.98)%     31.39%      4.26%      11.05%

 Net assets, end of period (in thousands)                      $2,308       $637        $50         $40
 Average net assets for the period (in thousands)              $2,208       $217        $45         $21
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                         0.90%      0.91%      0.91%       0.91%
 Ratio of net expenses to average net assets(3)(7)              0.90%      0.90%      0.90%       0.90%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  0.75%      0.37%      1.45%       1.18%
 Portfolio turnover rate(3)                                       32%        24%        48%         33%
-------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.03% in 2008, 1.06% in 2007, 1.17% in 2006, and 0.95% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  79


GLOBAL RESEARCH FUND - CLASS C
-------------------------------------------------------------------------
                                                             Period ended
                                                                July 31
                                                                2008(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    (0.03)
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 (1.13)

 Total from investment operations                                (1.16)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                --
 Distributions from capital gains                                    --

 Total distributions                                                 --


 NET ASSET VALUE, END OF PERIOD                                   $8.84


 Total return(2)                                               (11.60)%

 Net assets, end of period (in thousands)                          $796
 Average net assets for the period (in thousands)                  $564
 Ratio of gross expenses to average net assets(3)(4)(5)           2.00%
 Ratio of net expenses to average net assets(3)(6)                2.00%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  (0.54)%
 Portfolio turnover rate(3)                                         80%
-------------------------------------------------------------------------





(1) Period November 28, 2007 (inception date) through July 31, 2008.

(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 12.96% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




80  Janus Adviser Series


INTERNATIONAL EQUITY FUND - CLASS C
---------------------------------------------------------------------------------------------
                                                                 Year or Period ended July 31
                                                               2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $11.30                   $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 (0.02)                     0.04
 Net gain/(loss) on securities (both realized and
     unrealized)                                                0.14                     1.26

 Total from investment operations                               0.12                     1.30

 LESS DISTRIBUTIONS:
 Dividends from net investment income                             --                       --
 Distributions from capital gains                             (0.05)                       --

 Total distributions                                          (0.05)                       --


 NET ASSET VALUE, END OF PERIOD                               $11.37                   $11.30


 Total return(2)                                               1.02%                   13.00%

 Net assets, end of period (in thousands)                    $16,623                     $846
 Average net assets for the period (in thousands)             $5,971                     $619
 Ratio of gross expenses to average net assets(3)(4)(5)        2.04%                    2.26%
 Ratio of net expenses to average net assets(3)(6)             2.04%                    2.25%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 0.51%                    0.63%
 Portfolio turnover rate(3)                                      39%                      57%
---------------------------------------------------------------------------------------------




(1) Period November 28, 2006 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 11.49% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  81


INTERNATIONAL FORTY FUND - CLASS C
-------------------------------------------------------------------------
                                                             Period ended
                                                                July 31
                                                                2008(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    (0.01)
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 (0.89)

 Total from investment operations                                (0.90)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                --
 Distributions from capital gains                                    --

 Total distributions                                                 --


 NET ASSET VALUE, END OF PERIOD                                   $9.10


 Total return(2)                                                (9.00)%

 Net assets, end of period (in thousands)                          $248
 Average net assets for the period (in thousands)                  $242
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                           2.29%
 Ratio of net expenses to average net assets(3)(6)(7)             2.29%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  (1.13)%
 Portfolio turnover rate(3)                                         54%
-------------------------------------------------------------------------





(1) Period May 30, 2008 (inception date) through July 31, 2008.

(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 52.96% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio includes dividends on short positions. The ratio would be 2.25%, without the inclusion of dividends on short positions.

(7) The expense ratio reflects expenses after any expense offset arrangements.




82  Janus Adviser Series


INTERNATIONAL GROWTH FUND - CLASS C
----------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                               2008       2007(1)      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $63.53      $44.15     $31.92    $24.30    $20.23

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.14        0.10       0.23      0.01      0.01
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.53)       19.68      12.12      7.67      4.19

 Total from investment operations                              (1.39)       19.78      12.35      7.68      4.20

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.52)      (0.40)     (0.12)    (0.06)    (0.13)
 Distributions from capital gains                              (3.33)          --         --        --        --

 Total distributions                                           (3.85)      (0.40)     (0.12)    (0.06)    (0.13)


 NET ASSET VALUE, END OF PERIOD                                $58.29      $63.53     $44.15    $31.92    $24.30


 Total return                                                 (2.65)%      44.96%     38.76%    31.64%    20.75%

 Net assets, end of period (in thousands)                    $225,546    $158,456    $28,905    $2,448    $1,975
 Average net assets for the period (in thousands)            $230,731     $82,743    $11,720    $2,114    $1,839
 Ratio of gross expenses to average net assets(2)(3)(4)         1.73%       1.74%      1.75%     1.73%     1.74%
 Ratio of net expenses to average net assets(5)                 1.73%       1.73%      1.73%     1.73%     1.74%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.10%     (0.22)%      0.57%     0.08%     0.08%
 Portfolio turnover rate                                          40%         41%        65%       50%       80%
----------------------------------------------------------------------------------------------------------------





(1) Certain prior year amounts have been reclassified to conform with current year presentation.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.75% in 2008, 1.75% in 2007, 1.77% in 2006, 1.83% in 2005,
    and 1.74% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  83


WORLDWIDE FUND - CLASS C
---------------------------------------------------------------------------------------------------------------
                                                                             Years ended July 31
                                                               2008        2007      2006      2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                          $36.75     $28.71    $27.80    $25.31     $23.79

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.19     (0.13)      0.20      0.03     (0.10)
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (7.39)       8.83      0.77      2.46       1.69

 Total from investment operations                              (7.20)       8.70      0.97      2.49       1.59

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              --     (0.66)    (0.06)        --     (0.07)
 Distributions from capital gains                                  --         --        --        --         --

 Total distributions                                               --     (0.66)    (0.06)        --     (0.07)


 NET ASSET VALUE, END OF PERIOD                                $29.55     $36.75    $28.71    $27.80     $25.31


 Total return                                                (19.59)%     30.51%     3.48%     9.84%      6.68%

 Net assets, end of period (in thousands)                      $1,193     $1,097      $707      $795       $806
 Average net assets for the period (in thousands)              $1,137       $946      $776      $823       $894
 Ratio of gross expenses to average net assets(1)(2)(3)         1.65%      1.65%     1.66%     1.65%      1.70%
 Ratio of net expenses to average net assets(4)                 1.65%      1.65%     1.65%     1.65%      1.70%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.02%    (0.38)%     0.74%     0.14%    (0.23)%
 Portfolio turnover rate                                          32%        24%       48%       33%       153%
---------------------------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 1.81% in 2008, 1.83% in 2007, 1.68% in 2006, 1.74% in 2005,
    and 1.72% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




84  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  85

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



86  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  87

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




88  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  89

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



90  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                                Glossary of investment terms  91

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




92  Janus Adviser Series

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 INTERNATIONAL & GLOBAL
                                   Janus Adviser Global Research Fund
                                   Janus Adviser International Equity Fund

                                   Janus Adviser International Forty Fund


                                   Janus Adviser International Growth Fund*

                                   Janus Adviser Worldwide Fund

                              JANUS ADVISER SERIES
                                 CLASS I SHARES

                                   Prospectus




    *The Fund is closed to new investors. Current investors in the Fund may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted unless specified criteria are met. Refer to the "Shareholder's Guide" section of this Prospectus for more details.


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes five portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.



              Each Fund in this Prospectus, with the exception of Janus Adviser Global Research Fund and Janus Adviser International Forty Fund, currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Janus Adviser Global Research Fund and Janus Adviser International Forty Fund currently offer four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Global Research Fund.................     2
  Janus Adviser International Equity Fund............     5
  Janus Adviser International Forty Fund.............     9
  Janus Adviser International Growth Fund............    12
  Janus Adviser Worldwide Fund.......................    17

FEES AND EXPENSES....................................    22

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    25
  Risks..............................................    26
  Frequently asked questions about certain risks.....    27
  General portfolio policies.........................    29

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    35
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    35
  Management expenses................................    37
  Investment personnel...............................    42

OTHER INFORMATION....................................    47

DISTRIBUTIONS AND TAXES..............................    51

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    54
  Administrative, networking, or omnibus positioning
  fees...............................................    56
  Purchases..........................................    56
  Exchanges..........................................    57
  Redemptions........................................    58
  Redemption fee.....................................    59
  Excessive trading..................................    62
  Shareholder communications.........................    66

FINANCIAL HIGHLIGHTS.................................    67

GLOSSARY OF INVESTMENT TERMS.........................    73






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER GLOBAL RESEARCH FUND

  Global Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GLOBAL RESEARCH FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high-conviction investment ideas in all market capitalizations, styles, and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.


2   Janus Adviser Series

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.




                                                          Risk/return summary  3

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 9.7% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") World Growth Index. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world.




4   Janus Adviser Series

JANUS ADVISER INTERNATIONAL EQUITY FUND

  International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. The portfolio manager normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the Fund's primary benchmark's respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                          Risk/return summary  5

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 7.9% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



6   Janus Adviser Series
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION



  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class I Shares of the Fund commenced operations on November 28, 2006. The performance shown reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the Fund's performance during the period indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  7

  INTERNATIONAL EQUITY FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                                                   22.23%
                                                                                                    2007

   Best Quarter:  3rd-2007 9.03%     Worst Quarter:  4th-2007 2.47%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (29.00)%.



                         Average annual total return for periods ended 12/31/07
                         ------------------------------------------------------
                                                                Since Inception
                                                       1 year      (11/28/06)
  Class I Shares
    Return Before Taxes                                22.23%        26.04%
    Return After Taxes on Distributions                21.98%        25.80%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                  14.56%        22.07%
  Morgan Stanley Capital International EAFE(R)
    Index(2) (reflects no deduction                    11.17%        15.48%
    for expenses, fees, or taxes)

                                                    ---------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.



  (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.




  After-tax returns are calculated using distributions for the Fund's Class I Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




8   Janus Adviser Series

JANUS ADVISER INTERNATIONAL FORTY FUND

  International Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTERNATIONAL FORTY FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The Fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,



                                                          Risk/return summary  9
  including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 12.6% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from



10   Janus Adviser Series
  derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION


  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") All Country World ex-U.S. Index(SM), which is the Fund's primary benchmark index, and the MSCI EAFE(R) Index, which is the Fund's secondary benchmark index. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.





                                                         Risk/return summary  11

JANUS ADVISER INTERNATIONAL GROWTH FUND

(CLOSED TO NEW INVESTORS)


  International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTERNATIONAL GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





12   Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 28.8% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



                                                         Risk/return summary  13
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and Janus Aspen Series - International Growth Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




14   Janus Adviser Series

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  INTERNATIONAL GROWTH FUND - CLASS I




   Annual returns for periods ended 12/31
         16.86%    81.32%   (13.04)%  (22.78)%  (25.62)%   34.78%    19.85%    31.73%    45.29%    26.71%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 58.25%     Worst Quarter:  3rd-2001 (19.13)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (30.61)%.



                                                 Average annual total return for periods ended 12/31/07
                                                 ------------------------------------------------------
                                                                                      Since Inception
                                                                                    of Predecessor Fund
                                                   1 year    5 years    10 years          (5/2/94)
  Class I Shares
    Return Before Taxes                            26.71%     31.16%     15.18%            15.94%
    Return After Taxes on Distributions            24.92%     30.81%     14.80%            15.57%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                           18.34%     28.02%     13.59%            14.53%
  Morgan Stanley Capital International All
    Country World ex-U.S. Index(SM)(2) (reflects
    no deduction for expenses, fees, or taxes)     16.65%     24.02%       N/A               N/A
  Morgan Stanley Capital International EAFE(R)
    Index(3) (reflects no deduction for expenses,  11.17%     21.59%      8.66%             7.69%
    fees, or taxes)

                                                 ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) Effective November 28, 2008, the Fund changed its primary benchmark from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). The new primary benchmark provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the



                                                         Risk/return summary  15
      market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




16   Janus Adviser Series

JANUS ADVISER WORLDWIDE FUND

  Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.




                                                         Risk/return summary  17

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 2.6% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



18   Janus Adviser Series

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and Janus Aspen Series - Worldwide Growth Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  19

  WORLDWIDE FUND - CLASS I




   Annual returns for periods ended 12/31
         28.25%    63.66%   (14.65)%  (21.07)%  (26.00)%   22.83%     4.73%     6.07%    17.51%     9.44%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 42.05%     Worst Quarter:  3rd-2001 (19.50)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (28.22)%.



                                                     Average annual total return for periods ended 12/31/07
                                                    -------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                    1 year     5 years     10 years          (9/13/93)
  Class I Shares
    Return Before Taxes                              9.44%      11.69%       6.16%             10.67%
    Return After Taxes on Distributions              9.29%      11.62%       5.78%             10.30%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                             6.14%      10.27%       5.28%              9.55%
  Morgan Stanley Capital International World
    Index(SM)(2) (reflects no deduction for
    expenses, fees, or taxes)                        9.04%      16.96%       7.00%              8.70%

                                                  ---------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.



20   Janus Adviser Series

  Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  21

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. Expense information shown for International Forty Fund reflects estimated annualized expenses that Class I Shares expect to incur during the Fund's current fiscal year. The fees and expenses shown for the other Funds were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




22   Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount
   redeemed)...................................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                Acquired    Total Annual                Net Annual
                                                                 Fund(6)        Fund                       Fund
                                   Management       Other       Fees and      Operating     Expense     Operating
                                     Fee(4)      Expenses(5)    Expenses     Expenses(7)    Waivers    Expenses(7)
 Global Research Fund(8) -
   Class I                            0.64%         10.81%        0.00%        11.45%        10.45%       1.00%
 International Equity Fund(8) -
   Class I                            0.71%          0.48%        0.01%         1.20%         0.00%       1.20%
 International Forty Fund(8) -
   Class I                            0.73%          3.58%(9)     0.00%         4.31%         3.06%       1.25%
 International Growth Fund(10) -
   Class I                            0.64%          0.05%        0.01%         0.70%         0.00%       0.70%
 Worldwide Fund(8) -
   Class I                            0.58%          0.15%        0.00%         0.73%         0.08%       0.65%

------------------------------------------------------------------------------------------------------------------------------------




  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class I Shares from each Fund held for 90 days or less may be subject to the 2.00% redemption fee.


 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Worldwide Fund, International Equity Fund, Global Research Fund, and International Forty Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index. The fee adjustment for Global Research Fund and International Forty Fund will be implemented December 1, 2008 and June 1, 2009, respectively.


 (5) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




                                                         Risk/return summary  23

--------------------------------------------------------------------------------
 (8) Worldwide Fund, International Equity Fund, Global Research Fund, and International Forty Fund pay an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Fund, 0.68% for International Equity Fund, 0.64% for Global Research Fund, and 0.73% for International Forty Fund, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 for Worldwide Fund, December 2007 for
     International Equity Fund, will commence December 2008 for Global Research Fund, June 2009 for International Forty Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
 (9) Since the Fund is new, Other Expenses are based on the estimated expenses that the Fund expects to incur in its current fiscal year. In addition, upon completion of the Fund's first fiscal period, Other Expenses may include acquired fund fees and expenses, currently estimated to be less than 0.01%. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.

(10) Closed to new investors.



--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                 1 Year   3 Years   5 Years   10 Years
                                                --------------------------------------
 Global Research Fund(1) - Class I              $ 1,108   $ 3,114   $ 4,870    $ 8,360
 International Equity Fund(1) - Class I         $   122   $   381   $   660    $ 1,455
 International Forty Fund(1) - Class I          $   432   $ 1,306       N/A        N/A
 International Growth Fund(2) - Class I         $    72   $   224   $   390    $   871
 Worldwide Fund(1) - Class I                    $    75   $   233   $   406    $   906




--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 (2) Closed to new investors.


--------------------------------------------------------------------------------



24   Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.


  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.




2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.


                                   Principal investment strategies and risks  25

RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




26  Janus Adviser Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF INTERNATIONAL FORTY FUND AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 30-50 common stocks, this risk may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.




                                   Principal investment strategies and risks  27

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund, particularly Global Research Fund, International Forty Fund, and International Growth Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.


  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that



28  Janus Adviser Series
  they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


6. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for




                                   Principal investment strategies and risks  29
  example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.





30  Janus Adviser Series

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:



  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of International Equity Fund's net assets and 35% or less of each of the other Funds' assets)




                                   Principal investment strategies and risks  31

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




32  Janus Adviser Series

  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific



                                   Principal investment strategies and risks  33
  development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





34  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                     Management of the Funds  35
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




36  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).




  International Growth Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



                                                                      Contractual         Actual Investment
                                                 Average Daily        Investment      Advisory Fee(1) (%) (for
                                                  Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                                         of Fund          (annual rate)         July 31, 2008)
--------------------------------------------------------------------------------------------------------------
  International Growth Fund(2)                 All Asset Levels          0.64                   0.63(3)
--------------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.


  (2) Closed to new investors.


  (3) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.




  Worldwide Fund, International Equity Fund, Global Research Fund, and International Forty Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective February 2007 for Worldwide Fund, December 2007 for




                                                     Management of the Funds  37

  International Equity Fund, and will be effective December 2008 for Global Research Fund, and June 2009 for International Forty Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                                Performance         Actual Investment
                                             Performance         Adjusted       Advisory Fee(1) (%) (for
                                              Hurdle vs.        Investment        the fiscal year ended
  Fund Name                Base Fee (%)    Benchmark Index   Advisory Fee (%)        July 31, 2008)
--------------------------------------------------------------------------------------------------------
  Worldwide Fund               0.60            +/-6.00%            0.58                   0.50
  International Equity
     Fund                      0.68            +/-7.00%            0.71                   0.70(2)
  Global Research Fund         0.64            +/-6.00%             N/A(3)                0.00(4)
  International Forty
     Fund                      0.73            +/-6.00%             N/A(5)                0.00(6)
--------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers and any applicable performance adjustments are not reflected in the base fee rates shown.




  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (3) Any applicable Performance Adjustment will begin December 1, 2008 for the Fund.


  (4) For the fiscal period November 28, 2007 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The fund's fee waiver exceeded the investment advisory fee.


  (5) Any applicable Performance Adjustment will begin June 1, 2009 for the
      Fund.





38  Janus Adviser Series

  (6) For the fiscal period May 30, 2008 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.



  WORLDWIDE FUND, INTERNATIONAL EQUITY FUND, GLOBAL RESEARCH FUND, AND INTERNATIONAL FORTY FUND


  For Worldwide Fund, International Equity Fund, Global Research Fund, and International Forty Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark as shown below:


  Fund Name                          Benchmark Index
------------------------------------------------------------------------------------------------------------------------------------
  Worldwide Fund                     MSCI World Index(SM)
  International Equity Fund          MSCI EAFE(R) Index
  Global Research Fund               MSCI World Growth Index
  International Forty Fund           MSCI All Country World ex-U.S. Index(SM)




  Only the base fee rate applied until February 2007 for Worldwide Fund and December 2007 for International Equity Fund, and will apply until December 2008 for Global Research Fund and June 2009 for International Forty Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the



                                                     Management of the Funds  39
  performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Worldwide Fund and December 2007 for International Equity Fund, and will begin December 2008 for Global Research Fund and June 2009 for International Forty Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.


  The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.





40  Janus Adviser Series

  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Global Research Fund(1)                                 1.00
  International Equity Fund(1)                            1.25
  International Forty Fund(1)                             1.25
  International Growth Fund(2)                            0.73
  Worldwide Fund(1)                                       0.65
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.


  (2) Closed to new investors.





                                                     Management of the Funds  41

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


GLOBAL RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Adviser Global Research Fund, and has done so since inception.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Adviser International Equity Fund, which he has co-managed or managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. In addition, Mr. Saltiel performs duties as a research analyst. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


INTERNATIONAL FORTY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Adviser International Forty Fund, which he has managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. In addition, Mr. Saltiel performs duties as a research analyst. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.





42  Janus Adviser Series

WORLDWIDE FUND
--------------------------------------------------------------------------------

    JASON P. YEE, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




                                                     Management of the Funds  43

PERFORMANCE OF COMPARABLE ACCOUNTS

  JANUS ADVISER GLOBAL RESEARCH FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS GLOBAL RESEARCH COMPOSITE

  The following chart shows the historical performance of the Janus Global Research Composite (the "Composite"). The accounts in the Composite are managed by the Research Team and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Global Research Fund. The MSCI World Growth Index is the benchmark index for the Fund and the Composite. In addition, the Russell 1000(R) Index is a secondary benchmark for the Composite.


  As of September 30, 2008, the Composite consisted of two advisory accounts, both of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $242.4 million. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the investment personnel and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser Global Research Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark.



               Average annual total return for periods ended 09/30/08
               ------------------------------------------------------
                                                              Since
                                                  1 year    Inception
  Janus Global Research Composite(1)             (26.11)%     7.40%
  MSCI World Growth Index(2)                     (23.77)%     2.85%
  Russell 1000(R) Index(3)                       (22.10)%     1.32%

                                               ----------------------




  (1) The inception date of the Composite was February 25, 2005.
  (2) The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world.
  (3) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.






44  Janus Adviser Series

  JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE

  The following chart shows the historical performance of the Janus International Equity Composite (the "Composite"), which includes a non-mutual fund account managed by Janus Capital that has an investment objective, policies, and strategies substantially similar to Janus Adviser International Equity Fund. Certain policies and strategies for this account changed in June 2004, as discussed below, and have been substantially similar to those of the Fund since that time. The presentation is intended to reflect the investment capabilities of Janus Capital, but should not be a substitute for and is not intended to reflect an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  The non-mutual fund account in the Composite has been co-managed or managed by Laurent Saltiel, the Fund's portfolio manager, since March 2006. Prior periods shown reflect performance under a former manager. The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the MSCI EAFE(R) Growth Index is a secondary benchmark for the Composite.



  As of September 30, 2008, the Composite consisted of two advisory accounts, one of which is a mutual fund portfolio. As of this date, the total assets of the Composite were approximately $220.6 million. All accounts that have investment objectives, polices, and strategies that are substantially similar to the Fund's are included in this Composite.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark. The non-mutual fund account is not subject to the fees and expenses normally paid by mutual funds. Therefore, if the non-mutual fund account in the Composite was subject to the fees and expenses payable by the Fund, performance of the Composite for the periods shown would have been lower. Effective June 30, 2004, the non-mutual fund account in the Composite became subject to certain limits relating to emerging markets investments and sector weightings, which are similar to the Fund. Had these limits been in place prior to June 30, 2004, performance may have been different.





                                                     Management of the Funds  45

  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.




                                       Average annual total return for periods ended 09/30/08
                                       ------------------------------------------------------
                                                                                     Since
                                                                                   Inception
                                                  1 year    5 years   10 years   January 1997
  Janus International Equity Composite(1)        (26.80)%    13.71%    12.16%       14.35%
  MSCI EAFE(R) Index(2)                          (30.50)%     9.69%     5.02%        4.37%
  MSCI EAFE(R) Growth Index(3)                   (28.48)%     9.23%     2.97%        2.72%

                                               ----------------------------------------------





  (1) Effective June 30, 2004, the Composite adopted limits relating to emerging markets investments and sector and country weightings that are similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite could invest without limit in emerging markets, and any country or sector. For the period beginning June 30, 2004 and ending September 30, 2008, the average annual total return of the Composite was 13.48% and for the MSCI EAFE(R) Index and the MSCI EAFE(R) Growth Index was 6.31% and 6.59%, respectively.

  (2) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
  (3) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.





46  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Funds, with the exception of Global Research Fund and International Forty Fund, currently offer five classes of shares. Global Research Fund and International Forty Fund currently offer four classes of shares. Only Class I Shares are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. International Growth Fund has limited sales of its Shares. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Guide" section of this Prospectus.



                                                           Other information  47

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini



48  Janus Adviser Series
  and Steinberg cases (actions (i) and (ii) above) except certain claims under
  Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.





                                                           Other information  49

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




50  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  51
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




52  Janus Adviser Series

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  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  53

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

54  Janus Adviser Series
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not



                                                         Shareholder's guide  55
  responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.


ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's



56  Janus Adviser Series
  identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure



                                                         Shareholder's guide  57
  to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Funds may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed




58  Janus Adviser Series
  beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.



  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset



                                                         Shareholder's guide  59
  the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.




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




CLOSED FUND POLICIES - INTERNATIONAL GROWTH FUND



  The Fund has limited sales of its Shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and, in general, financial intermediaries may not open new accounts with the Fund on behalf of new clients or add new investors to existing omnibus accounts. However, investors who meet certain criteria described below may be able to purchase Shares of the Fund. You may be required to demonstrate eligibility to purchase Shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria.



  Investors who meet the following criteria may be able to invest in the Fund:
  (i) existing shareholders invested in the Fund are permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) financial advisors may continue to invest in the Fund through an existing omnibus account on behalf of clients who are current Fund shareholders, or on behalf of new clients who are current Fund shareholders, or on behalf of new clients who currently hold shares of a corresponding fund in another Janus investment trust; (iii) a financial intermediary with existing positions or accounts in a corresponding fund in another Janus investment trust may invest in the Fund through new positions in the Fund or through existing accounts on behalf of its clients who are, at the time, currently invested in the corresponding fund; (iv) under certain circumstances, all or a portion of the Shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund Shares; (v) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, currently offering the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (vi) it is expected that participants in employer-sponsored retirement plans purchasing through platforms which currently offer the Fund, or the corresponding fund in another Janus investment trust (if applicable), as an investment option may direct contributions to the Fund through their plan, regardless of whether their plan invested in such Fund prior to its closing; (vii) Janus Capital encourages its employees to own Shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund;
  (viii) a Janus "fund of funds,"




                                                         Shareholder's guide  61
  which is a fund that primarily invests in other mutual funds, may invest in the Fund; and (ix) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. Requests for new accounts into a closed Fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.


EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds); and




62  Janus Adviser Series

  - exchange limitations (for accounts held directly with the Funds) as described under "Exchanges."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, for accounts holding Shares directly, the Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to



                                                         Shareholder's guide  63
  report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the



64  Janus Adviser Series

  Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.






                                                         Shareholder's guide  65

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. The Trust's fiscal year ends July 31.




66  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Funds (assuming reinvestment of all dividends and distributions).




                                                        Financial highlights  67


GLOBAL RESEARCH FUND - CLASS I
----------------------------------------------------------------------------
                                                                Period ended
                                                                   July 31
                                                                   2008(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                         0.02
 Net gain/(loss) on securities (both realized and
     unrealized)                                                    (1.11)

 Total from investment operations                                   (1.09)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   --
 Distributions from capital gains                                       --

 Total distributions                                                    --


 NET ASSET VALUE, END OF PERIOD                                      $8.91


 Total return(2)                                                  (10.90)%

 Net assets, end of period (in thousands)                             $734
 Average net assets for the period (in thousands)                     $574
 Ratio of gross expenses to average net assets(3)(4)(5)              1.00%
 Ratio of net expenses to average net assets(3)(6)                   1.00%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                       0.47%
 Portfolio turnover rate(3)                                            80%

----------------------------------------------------------------------------






(1) Period November 28, 2007 (inception date) through July 31, 2008.

(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio of 11.45% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.




(6) The expense ratio reflects expenses after any expense offset arrangements.





68  Janus Adviser Series


INTERNATIONAL EQUITY FUND - CLASS I
---------------------------------------------------------------------------------------------
                                                               Year or Period ended July 31
                                                               2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $11.39                   $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.08                     0.05
 Net gain/(loss) on securities (both realized and
     unrealized)                                                0.16                     1.34

 Total from investment operations                               0.24                     1.39

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.06)                       --
 Distributions from capital gains                             (0.05)                       --
 Redemption fees                                                  --(2)                    --

 Total distributions and other                                (0.11)                       --


 NET ASSET VALUE, END OF PERIOD                               $11.52                   $11.39


 Total return(3)                                               2.02%                   13.90%

 Net assets, end of period (in thousands)                    $68,397                  $22,761
 Average net assets for the period (in thousands)            $43,172                   $6,599
 Ratio of gross expenses to average net assets(4)(5)(6)        1.19%                    1.26%
 Ratio of net expenses to average net assets(4)(7)             1.18%                    1.25%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                 1.17%                    2.28%
 Portfolio turnover rate(4)                                      39%                      57%

---------------------------------------------------------------------------------------------





(1) Period November 28, 2006 (inception date) through July 31, 2007.
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.
(6) The ratio was 2.40% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  69


INTERNATIONAL FORTY FUND - CLASS I
----------------------------------------------------------------------------
                                                                Period ended
                                                                   July 31
                                                                   2008(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                           --
 Net gain/(loss) on securities (both realized and
     unrealized)                                                    (0.89)

 Total from investment operations                                   (0.89)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   --
 Distributions from capital gains                                       --

 Total distributions                                                    --


 NET ASSET VALUE, END OF PERIOD                                      $9.11


 Total return(2)                                                   (8.90)%

 Net assets, end of period (in thousands)                             $662
 Average net assets for the period (in thousands)                     $369
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                              1.28%
 Ratio of net expenses to average net assets(3)(6)(7)                1.28%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                     (0.17)%
 Portfolio turnover rate(3)                                            54%

----------------------------------------------------------------------------






(1) Period May 30, 2008 (inception date) through July 31, 2008.

(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio of 73.31% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.




(6) The expense ratio includes dividends on short positions. The ratio would be 1.25%, without the inclusion of dividends on short positions.


(7) The expense ratio reflects expenses after any expense offset arrangements.





70  Janus Adviser Series


INTERNATIONAL GROWTH FUND - CLASS I
-----------------------------------------------------------------------------------------------
                                                                Years or Period ended July 31
                                                               2008          2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $62.87       $43.34       $35.86

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.85         0.35         0.50
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.58)        19.67         7.34

 Total from investment operations                              (0.73)        20.02         7.84

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                          (0.93)       (0.49)       (0.37)
 Distributions from capital gains                              (3.33)           --           --
 Redemption fees                                                 0.01           --(2)      0.01

 Total distributions and other                                 (4.25)       (0.49)       (0.36)


 NET ASSET VALUE, END OF PERIOD                                $57.89       $62.87       $43.34


 Total return(3)                                              (1.63)%       46.39%       22.05%

 Net assets, end of period (in thousands)                    $177,652      $69,211      $10,565
 Average net assets for the period (in thousands)            $142,947      $32,194       $6,278
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)                                         0.69%        0.73%        0.75%
 Ratio of net expenses to average net assets(4)(8)              0.68%        0.71%        0.73%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                  1.19%        0.77%        1.27%
 Portfolio turnover rate(4)                                       40%          41%          65%
-----------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 0.69% in 2008, 0.73% in 2007, and 0.75% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(8) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  71


WORLDWIDE FUND - CLASS I
----------------------------------------------------------------------------------------------
                                                               Years or Period ended July 31
                                                               2008         2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $36.41      $28.29       $28.54

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.24        0.87         0.39
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (7.08)        8.04       (0.24)

 Total from investment operations                              (6.84)        8.91         0.15

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                          (0.14)      (0.79)       (0.40)
 Distributions from capital gains                                  --          --           --
 Redemption fees                                                 0.04          --           --

 Total distributions and other                                 (0.10)      (0.79)       (0.40)


 NET ASSET VALUE, END OF PERIOD                                $29.47      $36.41       $28.29


 Total return(2)                                             (18.74)%      31.77%        0.48%

 Net assets, end of period (in thousands)                     $29,137        $186          $10
 Average net assets for the period (in thousands)             $34,111         $89          $10
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                         0.65%       0.66%        0.66%
 Ratio of net expenses to average net assets(3)(7)              0.65%       0.65%        0.65%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  0.99%       0.78%        2.03%
 Portfolio turnover rate(3)                                       32%         24%          48%
----------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.73% in 2008, 0.80% in 2007, and 0.74% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




72  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  73

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



74  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  75

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




76  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  77

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



78  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                                Glossary of investment terms  79

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




80  Janus Adviser Series

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                                                                              81

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82

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                                                                              83

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84

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                   www.janus.com/info

                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 INTERNATIONAL & GLOBAL
                                   Janus Adviser International Equity Fund

                                   Janus Adviser International Growth Fund*

                                   Janus Adviser Worldwide Fund


                              JANUS ADVISER SERIES
                                 CLASS R SHARES

                                   Prospectus




    *The Fund is closed to new investors. Current investors in the Fund may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted unless specified criteria are met. Refer to the "Shareholder's Guide" section of this Prospectus for more details.


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes three portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              Each Fund in this Prospectus currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser International Equity Fund............     2
  Janus Adviser International Growth Fund............     6
  Janus Adviser Worldwide Fund.......................    11

FEES AND EXPENSES....................................    16

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    19
  Risks..............................................    19
  Frequently asked questions about certain risks.....    21
  General portfolio policies.........................    23

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    28
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    28
  Management expenses................................    30
  Investment personnel...............................    35

OTHER INFORMATION....................................    38

DISTRIBUTIONS AND TAXES..............................    41

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    44
  Distribution and service fees......................    45
  Purchases..........................................    46
  Exchanges..........................................    47
  Redemptions........................................    48
  Redemption fee.....................................    49
  Excessive trading..................................    51
  Shareholder communications.........................    55

FINANCIAL HIGHLIGHTS.................................    56

GLOSSARY OF INVESTMENT TERMS.........................    60





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER INTERNATIONAL EQUITY FUND

  International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. The portfolio manager normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the Fund's primary benchmark's respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



2  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 7.9% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



                                                          Risk/return summary  3
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class R Shares of the Fund commenced operations on November 28, 2006. The performance shown reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the Fund's performance during the period indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




4  Janus Adviser Series

  INTERNATIONAL EQUITY FUND - CLASS R



   Annual returns for periods ended 12/31
                                                                                                   21.21%
                                                                                                    2007

   Best Quarter:  3rd-2007 8.81%     Worst Quarter:  4th-2007 2.25%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (29.45)%.



                         Average annual total return for periods ended 12/31/07
                         ------------------------------------------------------
                                                                Since Inception
                                                       1 year      (11/28/06)
  Class R Shares
    Return Before Taxes                                21.21%        24.96%
    Return After Taxes on Distributions                21.10%        24.86%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                  13.84%        21.21%
  Morgan Stanley Capital International EAFE(R)
    Index(2) (reflects no deduction                    11.17%        15.48%
    for expenses, fees, or taxes)

                                                    ---------------------------





  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


  (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.




  After-tax returns are calculated using distributions for the Fund's Class R Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  5

JANUS ADVISER INTERNATIONAL GROWTH FUND

(CLOSED TO NEW INVESTORS)


  International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTERNATIONAL GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





6  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 28.8% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



                                                          Risk/return summary  7
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and Janus Aspen Series - International Growth Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




8  Janus Adviser Series

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

  INTERNATIONAL GROWTH FUND - CLASS R


   Annual returns for periods ended 12/31
         16.86%    81.11%   (13.39)%  (22.97)%  (25.83)%   34.53%    19.54%    31.38%    44.84%    25.79%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 58.25%     Worst Quarter:  3rd-2001 (19.26)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (31.01)%.



                                                    Average annual total return for periods ended 12/31/07
                                                    ------------------------------------------------------
                                                                                         Since Inception
                                                                                       of Predecessor Fund
                                                      1 year    5 years    10 years          (5/2/94)
  Class R Shares
    Return Before Taxes                               25.79%     30.94%     14.94%            15.94%
    Return After Taxes on Distributions               24.13%     30.59%     14.57%            15.57%
    Return After Taxes on Distributions and
       Sale of Fund Shares(1)                         17.73%     27.82%     13.37%            14.53%
  Morgan Stanley Capital International All
    Country World ex-U.S. Index(SM)(2) (reflects no   16.65%     24.02%       N/A               N/A
    deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International EAFE(R)
    Index(3) (reflects no deduction for expenses,     11.17%     21.59%      8.66%             7.69%
    fees, or taxes)

                                                    ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) Effective November 28, 2008, the Fund changed its primary benchmark from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). The new primary benchmark provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the



                                                          Risk/return summary  9
      market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.


  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




10  Janus Adviser Series

JANUS ADVISER WORLDWIDE FUND

  Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.




MAIN INVESTMENT RISKS


  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.





                                                         Risk/return summary  11

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 2.6% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.





12  Janus Adviser Series

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and Janus Aspen Series - Worldwide Growth Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  13

  WORLDWIDE FUND - CLASS R


   Annual returns for periods ended 12/31
         28.14%    63.54%   (15.15)%  (21.27)%  (26.25)%   22.68%     4.44%     5.78%    16.67%     8.60%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 42.05%     Worst Quarter:  3rd-2001 (19.73)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (28.66)%.



                                                  Average annual total return for periods ended 12/31/07
                                                  ------------------------------------------------------
                                                                                       Since Inception
                                                                                     of Predecessor Fund
                                                    1 year    5 years    10 years         (9/13/93)
  Class R Shares
    Return Before Taxes                              8.60%     11.42%      5.89%            10.55%
    Return After Taxes on Distributions              8.56%     11.36%      5.52%            10.19%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                             5.59%     10.04%      5.05%             9.44%
  Morgan Stanley Capital International World
    Index(SM)(2) (reflects no deduction for
    expenses, fees, or taxes)                        9.04%     16.96%      7.00%             8.70%

                                                  ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.




14  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  15

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class R Shares do not impose sales charges when you buy or sell the Funds' Class R Shares. However, if you sell Class R Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




16  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class R
 Sales charges.................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount
   redeemed)...................................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)




------------------------------------------------------------------------------------------------------------------------------------
                                   ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                               Acquired    Total Annual                Net Annual
                                                Distribution                    Fund(7)        Fund                       Fund
                                  Management       (12b-1)         Other       Fees and      Operating     Expense     Operating
                                    Fee(4)         Fees(5)      Expenses(6)    Expenses     Expenses(8)    Waivers    Expenses(8)
International Equity Fund(9) -
  Class R                            0.71%          0.50%          0.86%         0.01%         2.08%        0.07%        2.01%
International Growth Fund(10) -
  Class R                            0.64%          0.50%          0.29%         0.01%         1.44%        0.00%        1.44%
Worldwide Fund(9) -
  Class R                            0.58%          0.50%          0.40%         0.00%         1.48%        0.08%        1.40%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class R Shares from each Fund held for 90 days or less may be subject to the 2.00% redemption fee.


 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Worldwide Fund and International Equity Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index.

 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (6) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


--------------------------------------------------------------------------------



                                                         Risk/return summary  17

--------------------------------------------------------------------------------

 (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

 (9) Worldwide Fund and International Equity Fund pay an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Fund and 0.68% for International Equity Fund, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 for Worldwide Fund and December 2007 for International Equity Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

(10) Closed to new investors.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                        1 Year    3 Years    5 Years    10 Years
                                        ----------------------------------------
International Equity Fund(1) - Class
  R                                      $ 211     $ 652     $ 1,119     $ 2,410
International Growth Fund(2) - Class
  R                                      $ 147     $ 456     $   787     $ 1,724
Worldwide Fund(1) - Class R              $ 151     $ 468     $   808     $ 1,768



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 (2) Closed to new investors.


--------------------------------------------------------------------------------




18  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers believe that common stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.


  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Funds may also sell a holding to meet redemptions.




2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.

RISKS

  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in

                                   Principal investment strategies and risks  19
  response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




20  Janus Adviser Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.




                                   Principal investment strategies and risks  21

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund, particularly International Growth Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.


3. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or



22  Janus Adviser Series
  newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

4. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


5. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep




                                   Principal investment strategies and risks  23
  program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.





24  Janus Adviser Series

  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of International Equity Fund's net assets and 35% or less of each of the other Funds' assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio



                                   Principal investment strategies and risks  25
    managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a



26  Janus Adviser Series

  Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





                                   Principal investment strategies and risks  27

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

28  Janus Adviser Series
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




                                                     Management of the Funds  29

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  International Growth Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



                                                             Contractual          Actual Investment
                                        Average Daily         Investment       Advisory Fee(1) (%) (for
                                          Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                                of Fund          (annual rate)           July 31, 2008)
-------------------------------------------------------------------------------------------------------
  International Growth Fund(2)         All Asset Levels          0.64                    0.63(3)
-------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.


  (2) Closed to new investors.




  (3) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.





  Worldwide Fund and International Equity Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment record of its benchmark index. Any adjustment to the investment advisory fee rate was effective February 2007 for Worldwide Fund




30  Janus Adviser Series
  and December 2007 for International Equity Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.

  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                           Performance         Actual Investment
                                       Performance          Adjusted       Advisory Fee(1) (%) (for
                                        Hurdle vs.         Investment        the fiscal year ended
  Fund Name            Base Fee (%)  Benchmark Index    Advisory Fee (%)        July 31, 2008)
---------------------------------------------------------------------------------------------------
  Worldwide Fund           0.60          +/-6.00%             0.58                   0.50
  International
     Equity Fund           0.68          +/-7.00%             0.71                   0.70(2)
---------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers and any applicable performance adjustments are not reflected in the base fee rates shown.




  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.




  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by




                                                     Management of the Funds  31
  contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.

  WORLDWIDE FUND AND INTERNATIONAL EQUITY FUND

  For Worldwide Fund and International Equity Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark as shown below:

  Fund Name                                       Benchmark Index
------------------------------------------------------------------------------------------------------------------------------------
  Worldwide Fund                                  MSCI World Index(SM)
  International Equity Fund                       MSCI EAFE(R) Index



  Only the base fee rate applied until February 2007 for Worldwide Fund and December 2007 for International Equity Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Worldwide Fund and December 2007 for International Equity Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For



32  Janus Adviser Series
  purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.


  The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.






                                                     Management of the Funds  33

  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  International Equity Fund(1)                            1.25
  International Growth Fund(2)                            0.73
  Worldwide Fund(1)                                       0.65
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.


  (2) Closed to new investors.





34  Janus Adviser Series

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Adviser International Equity Fund, which he has co-managed or managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. In addition, Mr. Saltiel performs duties as a research analyst. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.


WORLDWIDE FUND
--------------------------------------------------------------------------------

    JASON P. YEE, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                     Management of the Funds  35

PERFORMANCE OF COMPARABLE ACCOUNTS

  JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE

  The following chart shows the historical performance of the Janus International Equity Composite (the "Composite"), which includes a non-mutual fund account managed by Janus Capital that has an investment objective, policies, and strategies substantially similar to Janus Adviser International Equity Fund. Certain policies and strategies for this account changed in June 2004, as discussed below, and have been substantially similar to those of the Fund since that time. The presentation is intended to reflect the investment capabilities of Janus Capital, but should not be a substitute for and is not intended to reflect an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  The non-mutual fund account in the Composite has been co-managed or managed by Laurent Saltiel, the Fund's portfolio manager, since March 2006. Prior periods shown reflect performance under a former manager. The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the MSCI EAFE(R) Growth Index is a secondary benchmark for the Composite.



  As of September 30, 2008, the Composite consisted of two advisory accounts, one of which is a mutual fund portfolio. As of this date, the total assets of the Composite were approximately $220.6 million. All accounts that have investment objectives, polices, and strategies that are substantially similar to the Fund's are included in this Composite.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark. The non-mutual fund account is not subject to the fees and expenses normally paid by mutual funds. Therefore, if the non-mutual fund account in the Composite was subject to the fees and expenses payable by the Fund, performance of the Composite for the periods shown would have been lower. Effective June 30, 2004, the non-mutual fund account in the Composite became subject to certain limits relating to emerging markets investments and sector weightings, which are similar to the Fund. Had these limits been in place prior to June 30, 2004, performance may have been different.


  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the



36  Janus Adviser Series

  Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.




                                       Average annual total return for periods ended 09/30/08
                                       ------------------------------------------------------
                                                                                     Since
                                                                                   Inception
                                                  1 year    5 years   10 years   January 1997
  Janus International Equity Composite(1)        (26.80)%    13.71%    12.16%       14.35%
  MSCI EAFE(R) Index(2)                          (30.50)%     9.69%     5.02%        4.37%
  MSCI EAFE(R) Growth Index(3)                   (28.48)%     9.23%     2.97%        2.72%

                                               ----------------------------------------------





  (1) Effective June 30, 2004, the Composite adopted limits relating to emerging markets investments and sector and country weightings that are similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite could invest without limit in emerging markets, and any country or sector. For the period beginning June 30, 2004 and ending September 30, 2008, the average annual total return of the Composite was 13.48% and for the MSCI EAFE(R) Index and the MSCI EAFE(R) Growth Index was 6.31% and 6.59%, respectively.

  (2) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
  (3) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.






                                                     Management of the Funds  37

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Funds currently offer five classes of shares. Only Class R Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. International Growth Fund has limited sales of its Shares. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Guide" section of this Prospectus.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal

38  Janus Adviser Series
  statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.





                                                           Other information  39

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




40  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

                                                     Distributions and taxes  41
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




42  Janus Adviser Series

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  43

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent

44  Janus Adviser Series
  pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class R Shares at an annual rate of up to 0.50% of the average



                                                         Shareholder's guide  45
  daily net assets of Class R Shares of a Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For



46  Janus Adviser Series
  more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.




                                                         Shareholder's guide  47

  - An exchange of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in




48  Janus Adviser Series
  portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary.



                                                         Shareholder's guide  49

  Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.


CLOSED FUND POLICIES - INTERNATIONAL GROWTH FUND



  The Fund has limited sales of its Shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and, in general, financial intermediaries may not open new accounts with the Fund on behalf of new clients or add new investors to existing omnibus accounts. However, investors who meet certain criteria described below may be able to purchase Shares of the Fund. You may be required to demonstrate eligibility to purchase Shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria.



  Investors who meet the following criteria may be able to invest in the Fund:
  (i) existing shareholders invested in the Fund are permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) financial advisors may continue to invest in the Fund through an existing omnibus account on behalf of clients who are current Fund shareholders, or on behalf of new clients who are current Fund shareholders, or on behalf of new clients who currently hold shares of a corresponding fund in another Janus investment trust; (iii) a financial intermediary with existing positions or accounts in a corresponding fund in another Janus investment trust may invest in the Fund through new positions in the Fund or through existing accounts on behalf of its clients who are, at the time, currently invested in the corresponding fund; (iv) under certain circumstances, all or a portion of the Shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund Shares; (v) it is expected that existing or new participants in employer-sponsored retirement




50  Janus Adviser Series
  plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, currently offering the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (vi) it is expected that participants in employer-sponsored retirement plans purchasing through platforms which currently offer the Fund, or the corresponding fund in another Janus investment trust (if applicable), as an investment option may direct contributions to the Fund through their plan, regardless of whether their plan invested in such Fund prior to its closing; (vii) Janus Capital encourages its employees to own Shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund;
  (viii) a Janus "fund of funds," which is a fund that primarily invests in other mutual funds, may invest in the Fund; and (ix) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations, acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. Requests for new accounts into a closed Fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.


EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries.



                                                         Shareholder's guide  51

  By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be



52  Janus Adviser Series
  cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not



                                                         Shareholder's guide  53
  invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon



54  Janus Adviser Series
    request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  55

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class R Shares of the Funds (assuming reinvestment of all dividends and distributions).



56  Janus Adviser Series


INTERNATIONAL EQUITY FUND - CLASS R
--------------------------------------------------------------------------------------------
                                                               Year or Period ended July 31
                                                              2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                        $11.32                   $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                (0.01)                     0.07
 Net gain/(loss) on securities (both realized and
     unrealized)                                               0.14                     1.25

 Total from investment operations                              0.13                     1.32

 LESS DISTRIBUTIONS:
 Dividends from net investment income                            --                       --
 Distributions from capital gains                            (0.05)                       --

 Total distributions                                         (0.05)                       --


 NET ASSET VALUE, END OF PERIOD                              $11.40                   $11.32


 Total return(2)                                              1.11%                   13.20%

 Net assets, end of period (in thousands)                      $750                     $566
 Average net assets for the period (in thousands)              $647                     $553
 Ratio of gross expenses to average net assets(3)(4)(5)       2.00%                    2.00%
 Ratio of net expenses to average net assets(3)(6)            2.00%                    2.00%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                0.22%                    0.85%
 Portfolio turnover rate(3)                                     39%                      57%
--------------------------------------------------------------------------------------------




(1) Period November 28, 2006 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 2.07% in 2008 and 11.43% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  57


INTERNATIONAL GROWTH FUND - CLASS R
-------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008        2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $62.60      $43.45     $31.23      $24.80

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.56        0.35       0.23        0.11
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (1.74)       19.26      11.92        6.48

 Total from investment operations                             (1.18)       19.61      12.15        6.59

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.71)      (0.46)     (0.14)      (0.16)
 Distributions from capital gains                             (3.33)          --         --          --
 Redemption fees                                                  --          --(2)    0.21          --

 Total distributions and other                                (4.04)      (0.46)       0.07      (0.16)


 NET ASSET VALUE, END OF PERIOD                               $57.38      $62.60     $43.45      $31.23


 Total return(3)                                             (2.37)%      45.33%     39.64%      26.67%

 Net assets, end of period (in thousands)                    $77,809     $19,950       $650         $12
 Average net assets for the period (in thousands)            $51,592      $7,384       $183         $11
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)                                        1.43%       1.46%      1.50%       1.48%
 Ratio of net expenses to average net assets(4)(8)             1.43%       1.44%      1.48%       1.48%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                 0.42%       0.10%      0.68%       0.48%
 Portfolio turnover rate(4)                                      40%         41%        65%         50%
-------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.
(2) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(3) Total return not annualized for periods of less than one year.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 1.43% in 2008, 1.46% in 2007, 1.52% in 2006, and 1.50% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(8) The expense ratio reflects expenses after any expense offset arrangements.




58  Janus Adviser Series


WORLDWIDE FUND - CLASS R
--------------------------------------------------------------------------------------------------------
                                                                    Years or Period ended July 31
                                                               2008         2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $36.25      $28.26     $27.42      $24.88

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.11        0.55       0.28        0.10
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (7.13)        8.10       0.75        2.54

 Total from investment operations                              (7.02)        8.65       1.03        2.64

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.04)      (0.66)     (0.19)      (0.10)
 Distributions from capital gains                                  --          --         --          --

 Total distributions                                           (0.04)      (0.66)     (0.19)      (0.10)


 NET ASSET VALUE, END OF PERIOD                                $29.19      $36.25     $28.26      $27.42


 Total return(2)                                             (19.39)%      30.84%      3.75%      10.62%

 Net assets, end of period (in thousands)                        $573        $510        $12         $11
 Average net assets for the period (in thousands)                $601         $59        $12         $11
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                         1.40%       1.42%      1.40%       1.39%
 Ratio of net expenses to average net assets(3)(7)              1.40%       1.40%      1.39%       1.38%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  0.32%     (0.33)%      1.01%       0.45%
 Portfolio turnover rate(3)                                       32%         24%        48%         33%
--------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.48% in 2008, 1.54% in 2007, 1.46% in 2006, and 1.39% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  59

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


60  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  61
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




62  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  63

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



64  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  65
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




66  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  67

                       This page intentionally left blank.

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                 www.janus.com/info

                 151 Detroit Street
                 Denver, CO 80206-4805
                 1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 INTERNATIONAL & GLOBAL
                                   Janus Adviser Global Research Fund
                                   Janus Adviser International Equity Fund

                                   Janus Adviser International Forty Fund


                                   Janus Adviser International Growth Fund*

                                   Janus Adviser Worldwide Fund

                              JANUS ADVISER SERIES
                                 CLASS S SHARES

                                   Prospectus





    *The Fund is closed to new investors. Current investors in the Fund may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted unless specified criteria are met. Refer to the "Shareholder's Guide" section of this Prospectus for more details.


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes five portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.



              Each Fund in this Prospectus, with the exception of Janus Adviser Global Research Fund and Janus Adviser International Forty Fund, currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Janus Adviser Global Research Fund and Janus Adviser International Forty Fund currently offer four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class S Shares (the "Shares"), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Global Research Fund.................     2
  Janus Adviser International Equity Fund............     5
  Janus Adviser International Forty Fund.............     9
  Janus Adviser International Growth Fund............    12
  Janus Adviser Worldwide Fund.......................    17

FEES AND EXPENSES....................................    22

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    25
  Risks..............................................    26
  Frequently asked questions about certain risks.....    27
  General portfolio policies.........................    29

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    35
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    35
  Management expenses................................    37
  Investment personnel...............................    42

OTHER INFORMATION....................................    47

DISTRIBUTIONS AND TAXES..............................    50

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    53
  Distribution and service fees......................    55
  Purchases..........................................    55
  Exchanges..........................................    57
  Redemptions........................................    57
  Redemption fee.....................................    58
  Excessive trading..................................    61
  Shareholder communications.........................    65

FINANCIAL HIGHLIGHTS.................................    66

GLOSSARY OF INVESTMENT TERMS.........................    72






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER GLOBAL RESEARCH FUND

  Global Research Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GLOBAL RESEARCH FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The Fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. The Fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Fund which represent their high-conviction investment ideas in all market capitalizations, styles, and geographies. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.


2  Janus Adviser Series

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund's uninvested assets may be held in cash or similar instruments.




  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified



                                                          Risk/return summary  3
  portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 9.7% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") World Growth Index. The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world.





4  Janus Adviser Series

JANUS ADVISER INTERNATIONAL EQUITY FUND

  International Equity Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTERNATIONAL EQUITY FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The Fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The Fund may, under unusual circumstances, invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. The portfolio manager normally seeks to limit any sector exposure and country exposure to plus or minus 10% of the Fund's primary benchmark's respective weighting, currently the Morgan Stanley Capital International EAFE(R) Index. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





                                                          Risk/return summary  5

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 7.9% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



6  Janus Adviser Series
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares of the Fund commenced operations on November 28, 2006. The performance shown reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the Fund's performance during the period indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  7

  INTERNATIONAL EQUITY FUND - CLASS S



   Annual returns for periods ended 12/31
                                                                                                   21.45%
                                                                                                    2007

   Best Quarter:  3rd-2007 8.80%     Worst Quarter:  4th-2007 2.39%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (28.20)%.



                         Average annual total return for periods ended 12/31/07
                         ------------------------------------------------------
                                                                Since Inception
                                                       1 year      (11/28/06)
  Class S Shares
    Return Before Taxes                                21.45%        25.30%
    Return After Taxes on Distributions                21.32%        25.18%
    Return After Taxes on Distributions and Sale of
       Fund Shares(1)                                  14.01%        21.49%
  Morgan Stanley Capital International EAFE(R)
    Index(2) (reflects no deduction                    11.17%        15.48%
    for expenses, fees, or taxes)

                                                    ---------------------------





  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.




  (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.




  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




8  Janus Adviser Series

JANUS ADVISER INTERNATIONAL FORTY FUND



  International Forty Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.



INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------
  INTERNATIONAL FORTY FUND seeks long-term growth of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.



PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The Fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. The Fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



MAIN INVESTMENT RISKS


  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio,



                                                          Risk/return summary  9
  including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 12.6% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from



10  Janus Adviser Series
  derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PERFORMANCE INFORMATION



  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's annual and/or semiannual report. The performance of the Fund will be compared to the Morgan Stanley Capital International ("MSCI") All Country World ex-U.S. Index(SM), which is the Fund's primary benchmark index, and the MSCI EAFE(R) Index, which is the Fund's secondary benchmark index. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.





                                                         Risk/return summary  11

JANUS ADVISER INTERNATIONAL GROWTH FUND

(CLOSED TO NEW INVESTORS)


  International Growth Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INTERNATIONAL GROWTH FUND seeks long-term growth of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Fund normally invests in securities of issuers from several different countries, excluding the United States. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.





12  Janus Adviser Series

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 28.8% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide



                                                         Risk/return summary  13
  exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - International Growth Portfolio (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




14  Janus Adviser Series

  INTERNATIONAL GROWTH FUND - CLASS S


   Annual returns for periods ended 12/31
         16.86%    81.32%   (13.04)%  (22.78)%  (25.62)%   34.78%    19.85%    31.73%    44.63%    26.14%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 58.25%     Worst Quarter:  3rd-2001 (19.13)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (30.86)%.



                                                    Average annual total return for periods ended 12/31/07
                                                    ------------------------------------------------------
                                                                                         Since Inception
                                                                                       of Predecessor Fund
                                                      1 year    5 years    10 years          (5/2/94)
  Class S Shares
    Return Before Taxes                               26.14%     31.16%     15.18%            15.94%
    Return After Taxes on Distributions               24.50%     30.81%     14.80%            15.57%
    Return After Taxes on Distributions and
       Sale of Fund Shares(1)                         17.96%     28.02%     13.59%            14.53%
  Morgan Stanley Capital International All
    Country World ex-U.S. Index(SM(2)) (reflects no   16.65%     24.02%       N/A               N/A
    deduction for expenses, fees, or taxes)
  Morgan Stanley Capital International EAFE(R)
    Index(3) (reflects no deduction for expenses,     11.17%     21.59%      8.66%             7.69%
    fees, or taxes)

                                                    ------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) Effective November 28, 2008, the Fund changed its primary benchmark from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). The new primary benchmark provides a more appropriate representation of the Fund's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (3) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.




                                                         Risk/return summary  15

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2007; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




16  Janus Adviser Series

JANUS ADVISER WORLDWIDE FUND

  Worldwide Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  WORLDWIDE FUND seeks long-term growth of capital in a manner consistent with the preservation of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Fund normally invests in issuers from several different countries, including the United States. The Fund may, under unusual circumstances, invest in a single country. The Fund may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.




  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.




                                                         Risk/return summary  17

  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  GROWTH SECURITIES RISK. The Fund invests in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of July 31, 2008, approximately 2.6% of the Fund's investments were in emerging markets.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



18  Janus Adviser Series

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - Worldwide Growth Portfolio (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  19

  WORLDWIDE FUND - CLASS S


   Annual returns for periods ended 12/31
         28.25%    63.66%   (14.65)%  (21.07)%  (26.00)%   22.83%     4.73%     6.07%    16.93%     8.92%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-1999 42.05%     Worst Quarter:  3rd-2001 (19.50)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (28.51)%.



                                                     Average annual total return for periods ended 12/31/07
                                                    -------------------------------------------------------
                                                                                          Since Inception
                                                                                        of Predecessor Fund
                                                    1 year     5 years     10 years          (9/13/93)
  Class S Shares
    Return Before Taxes                              8.92%      11.69%       6.16%             10.67%
    Return After Taxes on Distributions              8.85%      11.62%       5.78%             10.30%
    Return After Taxes on Distributions and Sale
       of Fund Shares(1)                             5.80%      10.27%       5.28%              9.55%
  Morgan Stanley Capital International World
    Index(SM)(2) (reflects no deduction for
    expenses, fees, or taxes)                        9.04%      16.96%       7.00%              8.70%

                                                  ---------------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (2) The Morgan Stanley Capital International World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.




20  Janus Adviser Series

  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2007; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





                                                         Risk/return summary  21

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. Expense information shown for International Forty Fund reflects estimated annualized expenses that Class S Shares expect to incur during the Fund's current fiscal year. The fees and expenses shown for the other Funds were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares. However, if you sell Class S Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




22  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount
   redeemed)...................................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                               Acquired    Total Annual                Net Annual
                                                Distribution                    Fund(7)        Fund                       Fund
                                  Management       (12b-1)         Other       Fees and      Operating     Expense     Operating
                                    Fee(4)         Fees(5)      Expenses(6)    Expenses     Expenses(8)    Waivers    Expenses(8)
 Global Research Fund(9)-
   Class S                           0.64%          0.25%          11.68%        0.00%        12.57%        11.07%       1.50%
 International Equity Fund(9)-
   Class S                           0.71%          0.25%           0.58%        0.01%         1.55%         0.00%       1.55%
 International Forty Fund(9) -
   Class S                           0.73%          0.25%           3.73%(10)    0.00%         4.71%         2.96%       1.75%
 International Growth Fund(11)-
   Class S                           0.64%          0.25%           0.29%        0.01%         1.19%         0.00%       1.19%
 Worldwide Fund(9)-
   Class S                           0.58%          0.25%           0.40%        0.00%         1.23%         0.08%       1.15%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class S Shares from each Fund held for 90 days or less may be subject to the 2.00% redemption fee.


 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Worldwide Fund, International Equity Fund, Global Research Fund, and International Forty Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index. The fee adjustment for Global Research Fund and International Forty Fund will be implemented December 1, 2008 and June 1, 2009, respectively.

 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (6) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




                                                         Risk/return summary  23

--------------------------------------------------------------------------------

  (9) Worldwide Fund, International Equity Fund, Global Research Fund, and International Forty Fund pay an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Fund, 0.68% for International Equity Fund, 0.64% for Global Research Fund, and 0.73% for International Forty Fund, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007 for Worldwide Fund, December 2007 for International Equity Fund, will commence December 2008 for Global Research Fund, June 2009 for International Forty Fund, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Each Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
 (10) Since the Fund is new, Other Expenses are based on the estimated expenses that the Fund expects to incur in its current fiscal year. In addition, upon completion of the Fund's first fiscal period, Other Expenses may include acquired fund fees and expenses, currently estimated to be less than 0.01%. "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period.

 (11) Closed to new investors.


--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                 1 Year   3 Years   5 Years   10 Years
                                                --------------------------------------
 Global Research Fund(1) - Class S              $ 1,209   $ 3,361   $ 5,198    $ 8,705
 International Equity Fund(1) - Class S          $  158    $  490    $  845     $1,845
 International Forty Fund(1) - Class S           $  472    $1,419       N/A        N/A
 International Growth Fund(2) - Class S          $  121    $  378    $  654     $1,443
 Worldwide Fund(1) - Class S                     $  125    $  390    $  676     $1,489



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

 (2) Closed to new investors.


--------------------------------------------------------------------------------



24  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?


  Unless its investment objective or policies prescribe otherwise, each of the Funds may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that common stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant exposure in emerging markets.


  The Funds may sell a holding if, among other things, the security reaches the portfolio managers' and or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.




2. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Funds offered by this Prospectus do not emphasize investments in companies of any particular size.


                                   Principal investment strategies and risks  25

RISKS


  Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund's share price may also decrease.



  A Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").




26  Janus Adviser Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF INTERNATIONAL FORTY FUND AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund. Since the Fund normally invests primarily in a core portfolio of 30-50 common stocks, this risk may be increased.

2. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.




                                   Principal investment strategies and risks  27

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Fund, particularly Global Research Fund, International Forty Fund, and International Growth Fund, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. International Equity Fund will normally limit its investments in emerging market countries to 15% of its net assets.


  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that



28  Janus Adviser Series
  they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. CERTAIN FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


6. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for




                                   Principal investment strategies and risks  29
  example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Fund's portfolio whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.





30  Janus Adviser Series

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of International Equity Fund's net assets and 35% or less of each of the other Funds' assets)




                                   Principal investment strategies and risks  31

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs


  - short sales (no more than 10% of a Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations



  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




32  Janus Adviser Series

  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific



                                   Principal investment strategies and risks  33
  development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





34  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                     Management of the Funds  35
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




36  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  International Growth Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  International Growth
     Fund(2)                  All Asset Levels          0.64                  0.63(3)
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.


  (2) Closed to new investors.


  (3) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.



  Worldwide Fund, International Equity Fund, Global Research Fund, and International Forty Fund each pay an investment advisory fee rate that may adjust up or down based on each Fund's performance relative to the cumulative investment




                                                     Management of the Funds  37
  record of its benchmark index. Any adjustment to the investment advisory fee rate was effective February 2007 for Worldwide Fund, December 2007 for International Equity Fund, and will be effective December 2008 for Global Research Fund, and June 2009 for International Forty Fund. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Fund's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.


  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                            Performance        Actual Investment
                                          Performance        Adjusted      Advisory Fee(1) (%) (for
                                           Hurdle vs.       Investment       the fiscal year ended
  Fund Name             Base Fee (%)    Benchmark Index  Advisory Fee (%)       July 31, 2008)
---------------------------------------------------------------------------------------------------
  Worldwide Fund            0.60            +/-6.00%           0.58                  0.50
  International Equity
     Fund                   0.68            +/-7.00%           0.71                  0.70(2)
  Global Research Fund      0.64            +/-6.00%          N/A(3)                 0.00(4)
  International Forty
     Fund                   0.73            +/-6.00%          N/A(5)                 0.00(6)
---------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers and any applicable performance adjustments are not reflected in the base fee rates shown.


  (2) In addition to other expense waivers, the actual management fee paid reflects credits to the Fund for investment advisory fees paid by the Fund to a Janus money market fund for cash invested in that money market fund under the Fund's money fund sweep program.


  (3) Any applicable Performance Adjustment will begin December 1, 2008 for the Fund.





38  Janus Adviser Series

  (4) For the fiscal period November 28, 2007 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The fund's fee waiver exceeded the investment advisory fee.


  (5) Any applicable Performance Adjustment will begin June 1, 2009 for the
      Fund.


  (6) For the fiscal period May 30, 2008 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.



  WORLDWIDE FUND, INTERNATIONAL EQUITY FUND, GLOBAL RESEARCH FUND, AND INTERNATIONAL FORTY FUND


  For Worldwide Fund, International Equity Fund, Global Research Fund, and International Forty Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Fund has performed relative to its benchmark as shown below:


  Fund Name                            Benchmark Index
------------------------------------------------------------------------------------------------------------------------------------
  Worldwide Fund                       MSCI World Index(SM)
  International Equity Fund            MSCI EAFE(R) Index
  Global Research Fund                 MSCI World Growth Index
  International Forty Fund             MSCI All Country World ex-U.S. Index(SM)




  Only the base fee rate applied until February 2007 for Worldwide Fund and December 2007 for International Equity Fund, and will apply until December 2008 for Global Research Fund and June 2009 for International Forty Fund, at which time the calculation of the performance adjustment was applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by each Fund in the table above consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Fund's performance-based fee structure has been in effect for



                                                     Management of the Funds  39
  at least 12 months. When a Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for Worldwide Fund and December 2007 for International Equity Fund, and will begin December 2008 for Global Research Fund and June 2009 for International Forty Fund.


  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.


  The investment performance of a Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of that Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.


  The Funds' SAI contains additional information about performance-based fees.





40  Janus Adviser Series

  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Global Research Fund(1)                                 1.00
  International Equity Fund(1)                            1.25
  International Forty Fund(1)                             1.25
  International Growth Fund(2)                            0.73
  Worldwide Fund(1)                                       0.65
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.


  (2) Closed to new investors.





                                                     Management of the Funds  41

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


GLOBAL RESEARCH FUND
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Janus Adviser Global Research Fund, and has done so since inception.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Adviser International Equity Fund, which he has co-managed or managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. In addition, Mr. Saltiel performs duties as a research analyst. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


INTERNATIONAL FORTY FUND
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Janus Adviser International Forty Fund, which he has managed since inception. Mr. Saltiel is also Portfolio Manager of other Janus accounts. In addition, Mr. Saltiel performs duties as a research analyst. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser International Growth Fund, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.





42  Janus Adviser Series

WORLDWIDE FUND

--------------------------------------------------------------------------------

    JASON P. YEE, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Worldwide Fund, which he has managed since July 2004. Mr. Yee is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992, working as a research analyst until 1996. He re-joined Janus Capital in 2000 as a research analyst. He holds a Bachelor of Science in Mechanical Engineering from Stanford University. Mr. Yee holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




                                                     Management of the Funds  43

PERFORMANCE OF COMPARABLE ACCOUNTS

  JANUS ADVISER GLOBAL RESEARCH FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS GLOBAL RESEARCH COMPOSITE

  The following chart shows the historical performance of the Janus Global Research Composite (the "Composite"). The accounts in the Composite are managed by the Research Team and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser Global Research Fund. The MSCI World Growth Index is the benchmark index for the Fund and the Composite. In addition, the Russell 1000(R) Index is a secondary benchmark for the Composite.


  As of September 30, 2008, the Composite consisted of two advisory accounts, both of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $242.4 million. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the investment personnel and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser Global Research Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark.



               Average annual total return for periods ended 09/30/08
               ------------------------------------------------------
                                                              Since
                                                  1 year    Inception
  Janus Global Research Composite(1)             (26.11)%     7.40%
  MSCI World Growth Index(2)                     (23.77)%     2.85%
  Russell 1000(R) Index(3)                       (22.10)%     1.32%

                                               ----------------------




  (1) The inception date of the Composite was February 25, 2005.
  (2) The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world.
  (3) The Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index.





44  Janus Adviser Series

  JANUS ADVISER INTERNATIONAL EQUITY FUND COMPARABLE ACCOUNT
  PERFORMANCE OF JANUS INTERNATIONAL EQUITY COMPOSITE

  The following chart shows the historical performance of the Janus International Equity Composite (the "Composite"), which includes a non-mutual fund account managed by Janus Capital that has an investment objective, policies, and strategies substantially similar to Janus Adviser International Equity Fund. Certain policies and strategies for this account changed in June 2004, as discussed below, and have been substantially similar to those of the Fund since that time. The presentation is intended to reflect the investment capabilities of Janus Capital, but should not be a substitute for and is not intended to reflect an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  The non-mutual fund account in the Composite has been co-managed or managed by Laurent Saltiel, the Fund's portfolio manager, since March 2006. Prior periods shown reflect performance under a former manager. The Morgan Stanley Capital International ("MSCI") EAFE(R) Index is the benchmark index for the Fund and the Composite. In addition, the MSCI EAFE(R) Growth Index is a secondary benchmark for the Composite.



  As of September 30, 2008, the Composite consisted of two advisory accounts, one of which is a mutual fund portfolio. As of this date, the total assets of the Composite were approximately $220.6 million. All accounts that have investment objectives, polices, and strategies that are substantially similar to the Fund's are included in this Composite.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to the account in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser International Equity Fund's fees and expenses are generally expected to be higher than those reflected in the Composite and include an advisory fee that adjusts up or down based on the performance of the Fund relative to its benchmark. The non-mutual fund account is not subject to the fees and expenses normally paid by mutual funds. Therefore, if the non-mutual fund account in the Composite was subject to the fees and expenses payable by the Fund, performance of the Composite for the periods shown would have been lower. Effective June 30, 2004, the non-mutual fund account in the Composite became subject to certain limits relating to emerging markets investments and sector weightings, which are similar to the Fund. Had these limits been in place prior to June 30, 2004, performance may have been different.


  Additionally, the non-mutual fund account in the Composite is not subject to investment limitations, diversification requirements, or other restrictions of the Investment Company Act of 1940, as amended, or Subchapter M of the Internal



                                                     Management of the Funds  45

  Revenue Code. If these restrictions had been imposed, the performance of the Composite for the periods shown may have been lower.




                                       Average annual total return for periods ended 09/30/08
                                       ------------------------------------------------------
                                                                                     Since
                                                                                   Inception
                                                  1 year    5 years   10 years   January 1997
  Janus International Equity Composite(1)        (26.80)%    13.71%    12.16%       14.35%
  MSCI EAFE(R) Index(2)                          (30.50)%     9.69%     5.02%        4.37%
  MSCI EAFE(R) Growth Index(3)                   (28.48)%     9.23%     2.97%        2.72%

                                               ----------------------------------------------





  (1) Effective June 30, 2004, the Composite adopted limits relating to emerging markets investments and sector and country weightings that are similar to those of Janus Adviser International Equity Fund. Prior to this time, the Composite could invest without limit in emerging markets, and any country or sector. For the period beginning June 30, 2004 and ending September 30, 2008, the average annual total return of the Composite was 13.48% and for the MSCI EAFE(R) Index and the MSCI EAFE(R) Growth Index was 6.31% and 6.59%, respectively.

  (2) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East.
  (3) The MSCI EAFE(R) Growth Index is a subset of the MSCI EAFE(R) Index and contains constituents of the MSCI EAFE(R) Index which are categorized as growth securities.





46  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Funds, with the exception of Global Research Fund and International Forty Fund, currently offer five classes of shares. Global Research Fund and International Forty Fund currently offer four classes of shares. Only Class S Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class R Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. International Growth Fund has limited sales of its Shares. Additional information regarding general policies and exceptions can be found under Closed Fund Policies in the "Shareholder's Guide" section of this Prospectus.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on


                                                           Other information  47
  allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was




48  Janus Adviser Series
  dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  49

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before

50  Janus Adviser Series
  buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.




                                                     Distributions and taxes  51

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




52  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such

                                                         Shareholder's guide  53
  events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




54  Janus Adviser Series

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DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of



                                                         Shareholder's guide  55
  shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.




56  Janus Adviser Series

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem





                                                         Shareholder's guide  57
  their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.




58  Janus Adviser Series

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  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.


CLOSED FUND POLICIES - INTERNATIONAL GROWTH FUND



  The Fund has limited sales of its Shares because Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. Sales to new investors have generally been discontinued and, in general, financial intermediaries may not open new accounts with the




                                                         Shareholder's guide  59

  Fund on behalf of new clients or add new investors to existing omnibus accounts. However, investors who meet certain criteria described below may be able to purchase Shares of the Fund. You may be required to demonstrate eligibility to purchase Shares of the Fund before your investment is accepted. If you are a current Fund shareholder and close an existing Fund account, you will not be able to make additional investments in the Fund unless you meet one of the specified criteria.



  Investors who meet the following criteria may be able to invest in the Fund:
  (i) existing shareholders invested in the Fund are permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances; (ii) financial advisors may continue to invest in the Fund through an existing omnibus account on behalf of clients who are current Fund shareholders, or on behalf of new clients who are current Fund shareholders, or on behalf of new clients who currently hold shares of a corresponding fund in another Janus investment trust; (iii) a financial intermediary with existing positions or accounts in a corresponding fund in another Janus investment trust may invest in the Fund through new positions in the Fund or through existing accounts on behalf of its clients who are, at the time, currently invested in the corresponding fund; (iv) under certain circumstances, all or a portion of the Shares held in a closed Fund account may be reallocated to a different form of ownership; this may include, but is not limited to, mandatory retirement distributions, legal proceedings, estate settlements, and the gifting of Fund Shares; (v) it is expected that existing or new participants in employer-sponsored retirement plans, including employees of Janus Capital Group Inc. ("JCGI") and any of its subsidiaries covered under the JCGI retirement plan, currently offering the Fund as an investment option may direct contributions to the Fund through their plan, regardless of whether the participant invested in such Fund prior to its closing; (vi) it is expected that participants in employer-sponsored retirement plans purchasing through platforms which currently offer the Fund, or the corresponding fund in another Janus investment trust (if applicable), as an investment option may direct contributions to the Fund through their plan, regardless of whether their plan invested in such Fund prior to its closing; (vii) Janus Capital encourages its employees to own Shares of the Janus funds, and as such, upon prior approval, employees of Janus Capital and its affiliates may open new accounts in the closed Fund; Trustees of the Janus funds and directors of JCGI may also open new accounts in the closed Fund;
  (viii) a Janus "fund of funds," which is a fund that primarily invests in other mutual funds, may invest in the Fund; and (ix) in the case of certain mergers or reorganizations, retirement plans may add the closed Fund as an investment option and sponsors of certain wrap programs with existing accounts in the Fund would be able to continue to invest in the Fund on behalf of new customers. Such mergers, reorganizations,




60  Janus Adviser Series
  acquisitions, or other business combination are those in which one or more companies involved in such transaction currently offers the Fund as an investment option, and any company that as a result of such transaction becomes affiliated with the company currently offering the Fund (as a parent company, subsidiary, sister company, or otherwise). In the case of fund mergers, existing shareholders of predecessor funds may be treated as existing shareholders of a surviving closed Fund in applying closed fund policies. Requests for new accounts into a closed Fund will be reviewed by management on an individual basis, taking into consideration whether the addition to the Fund is believed to negatively impact existing Fund shareholders.


EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders,



                                                         Shareholder's guide  61
  provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive



62  Janus Adviser Series
  trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading



                                                         Shareholder's guide  63
  in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.




  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.



  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance



64  Janus Adviser Series
    attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.



  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  65

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Funds (assuming reinvestment of all dividends and distributions).




66  Janus Adviser Series


GLOBAL RESEARCH FUND - CLASS S
----------------------------------------------------------------------------
                                                                Period ended
                                                                   July 31
                                                                  2008(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                       (0.01)
 Net gain/(loss) on securities (both realized and
     unrealized)                                                    (1.12)

 Total from investment operations                                   (1.13)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   --
 Distributions from capital gains                                       --

 Total distributions                                                    --


 NET ASSET VALUE, END OF PERIOD                                      $8.87


 Total return(2)                                                  (11.30)%

 Net assets, end of period (in thousands)                             $444
 Average net assets for the period (in thousands)                     $478
 Ratio of gross expenses to average net assets(3)(4)(5)              1.50%
 Ratio of net expenses to average net assets(3)(6)                   1.50%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                       0.03%
 Portfolio turnover rate(3)                                            80%

----------------------------------------------------------------------------





(1) Period November 28, 2007 (inception date) through July 31, 2008.

(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 12.57% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  67


INTERNATIONAL EQUITY FUND - CLASS S
-----------------------------------------------------------------------------------------
                                                             Year or Period ended July 31
                                                              2008                2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                        $11.34                $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.03                  0.08
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 --                  1.26

 Total from investment operations                              0.03                  1.34

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                        (0.01)                    --
 Distributions from capital gains                            (0.05)                    --
 Redemption fees                                               0.31                    --

 Total distributions and other                                 0.25                    --


 NET ASSET VALUE, END OF PERIOD                              $11.62                $11.34


 Total return(2)                                              2.94%                13.40%

 Net assets, end of period (in thousands)                    $3,426                  $602
 Average net assets for the period (in thousands)            $2,837                  $565
 Ratio of gross expenses to average net assets(3)(4)(5)       1.54%                 1.75%
 Ratio of net expenses to average net assets(3)(6)            1.54%                 1.75%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                1.07%                 1.10%
 Portfolio turnover rate(3)                                     39%                   57%

-----------------------------------------------------------------------------------------




(1) Period November 28, 2006 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.
(5) The ratio was 11.01% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.
(6) The expense ratio reflects expenses after any expense offset arrangements.





68  Janus Adviser Series


INTERNATIONAL FORTY FUND - CLASS S
----------------------------------------------------------------------------
                                                                Period ended
                                                                   July 31
                                                                  2008(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                       (0.01)
 Net gain/(loss) on securities (both realized and
     unrealized)                                                    (0.88)

 Total from investment operations                                   (0.89)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   --
 Distributions from capital gains                                       --

 Total distributions                                                    --


 NET ASSET VALUE, END OF PERIOD                                      $9.11


 Total return(2)                                                   (8.90)%

 Net assets, end of period (in thousands)                             $227
 Average net assets for the period (in thousands)                     $237
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                              1.79%
 Ratio of net expenses to average net assets(3)(6)(7)                1.79%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                     (0.62)%
 Portfolio turnover rate(3)                                            54%

----------------------------------------------------------------------------





(1) Period May 30, 2008 (inception date) through July 31, 2008.

(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 50.69% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio includes dividends on short positions. The ratio would be 1.75%, without the inclusion of dividends on short positions.

(7) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  69


INTERNATIONAL GROWTH FUND - CLASS S
------------------------------------------------------------------------------------------------------------------------
                                                                                 Years ended July 31
                                                               2008          2007         2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                           $62.75        $43.37      $31.28      $23.78      $19.87

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                     0.43          0.08        0.38        0.19        0.18
 Net gain/(loss) on securities (both realized and
     unrealized)                                                (1.47)         19.68       11.92        7.48        3.93

 Total from investment operations                               (1.04)         19.76       12.30        7.67        4.11

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                           (0.69)        (0.39)      (0.22)      (0.17)      (0.21)
 Distributions from capital gains                               (3.33)            --          --          --          --
 Redemption fees                                                  0.02          0.01        0.01          --(1)     0.01

 Total distributions and other                                  (4.00)        (0.38)      (0.21)      (0.17)      (0.20)


 NET ASSET VALUE, END OF PERIOD                                 $57.71        $62.75      $43.37      $31.28      $23.78


 Total return                                                  (2.11)%        45.74%      39.47%      32.35%      20.76%

 Net assets, end of period (in thousands)                   $1,495,685    $1,375,167    $555,723    $296,948    $297,519
 Average net assets for the period (in thousands)           $1,535,025      $924,935    $446,026    $295,750    $419,064
 Ratio of gross expenses to average net assets(2)(3)(4)          1.18%         1.20%       1.24%       1.23%       1.24%
 Ratio of net expenses to average net assets(5)                  1.18%         1.19%       1.23%       1.23%       1.24%
 Ratio of net investment income/(loss) to average net
     assets                                                      0.71%         0.29%       1.39%       0.59%       0.44%
 Portfolio turnover rate                                           40%           41%         65%         50%         80%

------------------------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.18% in 2008, 1.20% in 2007, 1.24% in 2006, 1.25% in 2005,
    and 1.25% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.





70  Janus Adviser Series


WORLDWIDE FUND - CLASS S
----------------------------------------------------------------------------------------------------------------------
                                                                                Years ended July 31
                                                              2008        2007        2006        2005         2004


 NET ASSET VALUE, BEGINNING OF PERIOD                         $36.50      $28.35      $27.47      $24.97        $23.43

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.19        0.12        0.59        0.20          0.06
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (7.19)        8.65        0.52        2.40          1.63

 Total from investment operations                             (7.00)        8.77        1.11        2.60          1.69

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                         (0.07)      (0.62)      (0.23)      (0.10)        (0.15)
 Distributions from capital gains                                 --          --          --          --            --
 Redemption fees                                                0.01          --(1)       --(1)       --(1)         --(1)

 Total distributions and other                                (0.06)      (0.62)      (0.23)      (0.10)        (0.15)


 NET ASSET VALUE, END OF PERIOD                               $29.44      $36.50      $28.35      $27.47        $24.97


 Total return                                               (19.19)%      31.71%       4.03%      10.41%         7.20%

 Net assets, end of period (in thousands)                    $88,368    $138,237    $144,575    $461,508      $709,102
 Average net assets for the period (in thousands)           $117,457    $144,333    $329,236    $585,697    $1,033,359
 Ratio of gross expenses to average net assets(2)(3)(4)        1.15%       1.15%       1.15%       1.15%         1.20%
 Ratio of net expenses to average net assets(5)                1.15%       1.15%       1.15%       1.15%         1.20%
 Ratio of net investment income/(loss) to average net
     assets                                                    0.53%       0.11%       1.14%       0.61%         0.23%
 Portfolio turnover rate                                         32%         24%         48%         33%          153%

----------------------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $.01 on a per share basis for the fiscal year end.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.

(3) The ratio was 1.23% in 2008, 1.28% in 2007, 1.19% in 2006, 1.15% in 2005,
    and 1.22% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(4) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(5) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  71

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


72  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  73
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




74  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  75

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



76  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  77
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




78  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  79

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                   www.janus.com/info

                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 ALTERNATIVE
                                   Janus Adviser Global Real Estate Fund
                                   Janus Adviser Long/Short Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              Janus Adviser Global Real Estate Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Janus Adviser Long/Short Fund currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Global Real Estate Fund..............     2
  Janus Adviser Long/Short Fund......................     7

FEES AND EXPENSES....................................    14

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    18
  Risks..............................................    22
  Frequently asked questions about certain risks.....    23
  General portfolio policies.........................    28

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    34
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    34
  Management expenses................................    36
  Investment personnel...............................    40

OTHER INFORMATION....................................    41

DISTRIBUTIONS AND TAXES..............................    44

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    48
  Choosing a share class.............................    50
  Distribution, servicing, and administrative,
  networking, or omnibus positioning fees............    51
  Purchases..........................................    52
  Exchanges..........................................    57
  Redemptions........................................    58
  Excessive trading..................................    60
  Shareholder communications.........................    64

FINANCIAL HIGHLIGHTS.................................    65

GLOSSARY OF INVESTMENT TERMS.........................    70






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER GLOBAL REAL ESTATE FUND

  Global Real Estate Fund(the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with concentrated investments in the real estate industry or real estate-related industries. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income.

  Unless otherwise indicated, the Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities.

  As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund's investment objective and its policy on industry concentration.

  Real estate-related industries are comprised of companies that, in the opinion of the portfolio manager, at the time of investment, generally (i) derive at least 50% of their revenue from ownership, construction, extraction financing, management,

2  Janus Adviser Series
  operation, sales or development of real estate, or from businesses which have a clear relationship to these activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

  The Fund also invests in non-U.S. real estate companies. The Fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the Fund may invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  In selecting the investments for the Fund, the portfolio manager seeks to identify companies that have good management, strong balance sheets, above average investment growth in "funds from operations," and that trade at a discount to their assets' underlying value. In the case of REITs, "funds from operations" generally means a REIT's net income excluding gains or losses from debt restructuring and sales of property plus depreciation of real property. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in investments focused in the real estate industry or real estate-related industries, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio




                                                          Risk/return summary  3
  could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  REAL ESTATE RISK. Your investment in Fund shares represents an indirect investment in real estate-related securities owned by the Fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  CONCENTRATION RISK. Since the Fund concentrates its assets in the real estate or real estate-related industry, your investment in the Fund will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by the Fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. The Fund's returns may be more volatile than those of a less concentrated Fund.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified. The Fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund's share price.

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on



4  Janus Adviser Series
  the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. As of July 31, 2008, approximately 1.9% of the Fund's investments were in emerging markets.



  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities may have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.





                                                          Risk/return summary  5

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and semiannual report. The performance of the Fund will be compared to the FTSE EPRA/NAREIT Global Real Estate Index, which is the Fund's benchmark index. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.




6  Janus Adviser Series

JANUS ADVISER LONG/SHORT FUND

  Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  Under normal circumstances, the Fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The Fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.


  The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.


  The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price. The Fund's portfolio managers emphasize long positions in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers typically seek attractively valued companies that are improving their free cash flow and returns on invested capital, which also may




                                                          Risk/return summary  7
  include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's portfolio managers emphasize short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.


  A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.

  Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the Investment Company Act of 1940, as amended (the "1940 Act"). The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the



8  Janus Adviser Series

  1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.


  LONG/SHORT RISK. The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of the Fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of the Fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well




                                                          Risk/return summary  9
  the businesses of individual companies in the portfolio perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers' ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expense than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund's returns. The Fund's use of short sales may also have a leveraging effect on the Fund's portfolio.


  LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions. In accordance with the Fund's investment policy, the Fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. The Fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



10  Janus Adviser Series

  As of July 31, 2008, approximately 15.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  11

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class A Shares and Class C Shares of the Fund commenced operations on August 1, 2006. The performance shown reflects the fees and expenses of Class A Shares and Class C Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the Fund's performance during the period indicated. The bar chart figures do no include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




12  Janus Adviser Series

  LONG/SHORT FUND - CLASS C


   Annual returns for periods ended 12/31
                                                                                                   15.35%
                                                                                                    2007

   Best Quarter:  2nd-2007 6.24%     Worst Quarter:  4th-2007 0.14%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (20.14)%.



                                            Average annual total return for periods ended 12/31/07
                                            ------------------------------------------------------
                                                                                   Since Inception
                                                                      1 year(1)        (8/1/06)
  Class C Shares
    Return Before Taxes                                                 14.20%          19.57%
    Return After Taxes on Distributions                                 14.00%          19.33%
    Return After Taxes on Distributions and Sale of Fund Shares(2)       9.27%          16.59%
  Class A Shares(3)                                                      9.60%          15.59%
  S&P 500(R) Index(4)                                                    5.49%          12.89%
    (reflects no deduction for expenses, fees, or taxes)
  LIBOR(5)                                                               5.26%           5.27%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   -------------------------------




  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.


  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.


  (4) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.


  (5) The London Interbank Offered Rate ("LIBOR") is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


  After-tax returns are calculated using distributions for the Fund's Class C Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                         Risk/return summary  13

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




14  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)...   5.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase
   price or redemption proceeds)...............................................   None(3)    1.00%(4)




------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                   Distribution/                  Short Sale     Acquired   Total Annual                 Net Annual
                                      Service                      Dividend/      Fund(8)       Fund         Expense        Fund
                      Management      (12b-1)         Other       Stock Loan     Fees and     Operating     Waivers/     Operating
                        Fee(5)        Fees(6)      Expenses(7)     Expenses      Expenses    Expenses(9)   Recoupment   Expenses(9)
Global Real Estate
     Fund(10) - -
     Class A             0.75%         0.25%          5.64%            N/A         0.01%        6.65%        (5.14)%       1.51%
     Class C             0.75%         1.00%          5.62%            N/A         0.01%        7.38%        (5.12)%       2.26%
Long/Short Fund -
     Class A             1.25%         0.25%          0.08%(11)      1.80%(11)     0.02%        3.40%          0.00%(12)   3.40%
     Class C             1.25%         1.00%          0.11%(11)      1.80%(11)     0.02%        4.18%          0.02%(12)   4.20%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (5) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Global Real Estate Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index. Any applicable fee adjustment will be implemented December 1, 2008.
 (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (7) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


 (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


 (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.

--------------------------------------------------------------------------------




                                                         Risk/return summary  15

--------------------------------------------------------------------------------



 (10) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.75%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate will commence December 2008 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.




 (11) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including such short sale dividends and stock loan fees. Other Expenses are 1.88% for Class A Shares and 1.91% for Class C Shares.


 (12) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


--------------------------------------------------------------------------------




16  Janus Adviser Series

--------------------------------------------------------------------------------
 EXAMPLES:

 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or recoupments (if applicable) remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




 IF CLASS A SHARES ARE REDEEMED:            1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                            -------------------------------------------------------------
   Global Real Estate Fund(4) - Class A        $ 1,197        $ 2,409         $ 3,582          $ 6,349
   Long/Short Fund - Class A                   $   898        $ 1,560         $ 2,243          $ 4,048
------------------------------------------------------------------------------------------------------------------------------------
 IF CLASS C SHARES ARE REDEEMED:              1 Year(5)      3 Years(3)      5 Years(3)      10 Years(3)
                                            -------------------------------------------------------------
   Global Real Estate Fund(4) - Class C         $  829         $2,136          $3,477           $6,559
   Long/Short Fund - Class C                    $  520         $1,269          $2,133           $4,355
------------------------------------------------------------------------------------------------------------------------------------
 IF CLASS A SHARES ARE NOT REDEEMED:        1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                            -------------------------------------------------------------
   Global Real Estate Fund(4) - Class A         $1,197         $2,409          $3,582           $6,349
   Long/Short Fund - Class A                    $  898         $1,560          $2,243           $4,048
------------------------------------------------------------------------------------------------------------------------------------
 IF CLASS C SHARES ARE NOT REDEEMED:          1 Year(3)      3 Years(3)      5 Years(3)      10 Years(3)
                                            -------------------------------------------------------------
   Global Real Estate Fund(4) - Class C         $  729         $2,136          $3,477           $6,559
   Long/Short Fund - Class C                    $  420         $1,269          $2,133           $4,355
------------------------------------------------------------------------------------------------------------------------------------




  (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
  (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
  (3) Contingent deferred sales charge is not applicable.
  (4) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
  (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.


--------------------------------------------------------------------------------




                                                         Risk/return summary  17

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

GLOBAL REAL ESTATE FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant exposure in emerging markets.


  The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.


2. WHAT ARE THE TYPES OF REITS THAT THE FUND MAY INVEST IN?

  REITs are often categorized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A

18  Janus Adviser Series
  mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

3. HOW ARE ASSETS ALLOCATED BETWEEN THE CAPITAL APPRECIATION AND INCOME COMPONENTS OF THE FUND'S PORTFOLIO?

  Investments are selected primarily for capital appreciation with current income being a secondary component. The Fund may shift assets to varying degrees between capital appreciation and income components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial, and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the capital appreciation component. The Fund's income component may consist of dividend paying stocks which exhibit growth characteristics.

4. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

5. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security, and to a lesser degree common stock of REITs, will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Global Real Estate Fund's holdings may include fixed-income securities and REITs.

6. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

  The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.




                                   Principal investment strategies and risks  19

LONG/SHORT FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DOES THE FUND SELECT LONG POSITIONS?

  The portfolio managers generally select long positions for the Fund using a "bottom up" approach. With respect to long positions, the Fund invests in equity securities, primarily common stocks, the portfolio managers believe will appreciate in value. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

  The Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

  Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its investment objective.

2. HOW DOES THE FUND SELECT SHORT POSITIONS?

  The portfolio managers generally select short positions by utilizing fundamental research. The portfolio managers focus on structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.




20  Janus Adviser Series

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

  Conversely, shares of a company may be overvalued when, in the opinion of the portfolio managers they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.

5. WHAT DOES "NET LONG" MEAN?

  The Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.

6. WHAT IS "LEVERAGE"?

  Leverage is when a fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in a fund's NAV even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to



                                   Principal investment strategies and risks  21
  increase the collateral. Leverage also creates interest expense that may lower a fund's overall returns.

RISKS

  Because Global Real Estate Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  Because Long/Short Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.


  In addition, a Fund's performance may be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Global Real Estate Fund's performance may also be affected by industry risk to a greater extent than other funds.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could



22  Janus Adviser Series
  also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the funds. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

2. WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTING IN GLOBAL REAL ESTATE FUND?

  Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. While the Fund will not invest in real property directly, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks). These risks include declines in the value of real property, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, adverse changes in the operations of any property or the financial condition of any tenant, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in appeal of properties to tenants and changes in interest rates.

  The Fund will also be affected by risks associated with investments in REITS. The ability to trade REITs in the secondary market can be more limited than other stocks. The prices of equity REITs are affected by changes in the value of the



                                   Principal investment strategies and risks  23
  underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Further, equity REITs and mortgage REITs are dependant upon management skills and generally may not be diversified. Equity REITs and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity REITs and mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. Such a failure would result in the U.S. federal income taxation of a disqualified REIT's distributed income at the REIT level. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real property sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in these sectors.


3. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. Investments in the real estate industry, for example, are closely linked to the performance of the real estate markets. Because Global Real Estate Fund concentrates its assets in the real estate industry, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks).


4. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?


  The Funds will take long positions in equity investments consistent with each Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.





24  Janus Adviser Series

5. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING WITH RESPECT TO LONG/SHORT FUND?


  Because Long/Short Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.


6. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING WITH RESPECT TO LONG/SHORT FUND?

  If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Long/Short Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

7. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the



                                   Principal investment strategies and risks  25
    government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

8. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. Global Real Estate Fund will normally limit its investments in emerging market countries to 15% of its net assets. Long/Short Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and



26  Janus Adviser Series
  subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

9. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

10. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of



                                   Principal investment strategies and risks  27
  judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

11. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

12. HOW IS CREDIT QUALITY MEASURED?

  Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

13. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.





28  Janus Adviser Series

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset



                                   Principal investment strategies and risks  29
  gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives



30  Janus Adviser Series
    individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of Global Real Estate Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 5% of Long/Short Fund's total assets)

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations

  For purposes of Long/Short Fund's investment policies and restrictions, total assets include any borrowings for investment purposes.


  SHORT SALES


  Long/Short Fund and, to a limited extent, Global Real Estate Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




                                   Principal investment strategies and risks  31

  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that



32  Janus Adviser Series
  issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





                                   Principal investment strategies and risks  33

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

34  Janus Adviser Series
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




                                                     Management of the Funds  35

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).





  Long/Short Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.




                                                     Contractual         Actual Investment
                                 Average Daily       Investment      Advisory Fee(1) (%) (for
                                  Net Assets      Advisory Fee (%)     the fiscal year ended
  Fund Name                         of Fund         (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Long/Short Fund              All Asset Levels         1.25                   1.26(2)
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.




  (2) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit. The amount reflected includes 0.01% in expense recoupment.





  Global Real Estate Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to its benchmark index. Any adjustment to the investment advisory fee rate is effective December 1, 2008. Until such time, only the base fee rate shown below applies. The third column




36  Janus Adviser Series
  shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.

  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                            Performance         Actual Investment
                                         Performance         Adjusted       Advisory Fee(1) (%) (for
                                          Hurdle vs.        Investment        the fiscal year ended
  Fund Name             Base Fee (%)   Benchmark Index   Advisory Fee (%)        July 31, 2008)
----------------------------------------------------------------------------------------------------
  Global Real Estate
     Fund                   0.75           +/-4.00%            N/A(2)                0.00(3)
----------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.

  (2) Any applicable Performance Adjustment will begin December 1, 2008 for the Fund.

  (3) For the fiscal period November 28, 2007 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The fund's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.





                                                     Management of the Funds  37

  GLOBAL REAL ESTATE FUND

  For Global Real Estate Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the FTSE EPRA/NAREIT Global Real Estate Index.

  Only the base fee rate will apply until December 2008 for the Fund, at which time the calculation of the performance adjustment is applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin December 2008 for the Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance



38  Janus Adviser Series

  Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Global Real Estate Fund(1)                              1.25
  Long/Short Fund                                         1.74
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





                                                     Management of the Funds  39

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------
    PATRICK BROPHY is Executive Vice President and Portfolio Manager of Janus Adviser Global Real Estate Fund, which he has managed since inception. Mr. Brophy is also Portfolio Manager of other Janus accounts. He joined Janus Capital in March 2005. Prior to joining Janus Capital, Mr. Brophy was a principal at THK Associates, Inc. (1990-2005), a Denver-based market economics and land-planning firm. He holds a Bachelor of Arts degree in History from Dartmouth, with intensive study in English and Economics.

LONG/SHORT FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers David C. Decker and Daniel Riff are responsible for the day-to-day management of the Fund. Each manager is primarily responsible for a specific portion of the portfolio. Mr. Decker, as lead Portfolio Manager, has discretion over a larger percentage of Fund assets and has the authority to exercise final decision-making on the overall portfolio.


    DAVID C. DECKER, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Long/Short Fund, which he has co-managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




    DANIEL RIFF is Co-Portfolio Manager of Janus Adviser Long/Short Fund, which he has co-managed since inception. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




40  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Global Real Estate Fund currently offers four classes of shares. Long/Short Fund currently offers five classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several

                                                           Other information  41
  state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal




42  Janus Adviser Series
  to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  43

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of Long/Short Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to shareholders by Long/Short Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

44  Janus Adviser Series

  December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



                                                     Distributions and taxes  45
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service. Please note that you may receive account tax information from Global Real Estate Fund at the end of February of each year, which is one month later than when most such forms are sent. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund's distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund's distributions and increasing the capital gains and/or return of capital components.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment



46  Janus Adviser Series
  strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  47

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such

48  Janus Adviser Series
  events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  49

CHOOSING A SHARE CLASS

  Global Real Estate Fund has four classes of shares. Long/Short Fund has five classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares, Class R Shares, and Class S Shares are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




50  Janus Adviser Series

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  Initial sales charge on purchases          Up to 5.75%(1)
  - Reduction of initial sales charge for
    purchases of $50,000 or more
  - Initial sales charge waived for
    purchases of $1 million or more

  Deferred sales charge (CDSC)               None except on certain redemptions of
                                             Shares purchased without an initial
                                             sales charge(1)
  Minimum initial investment                 $2,500 ($10,000 for Long/Short Fund)
  Maximum purchase                           None
  Minimum aggregate account balance          None
  12b-1 fee                                  Up to 0.25% annual distribution fee;
                                             lower annual operating expenses than
                                             Class C Shares because of lower 12b-1
                                             fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases          None
  Deferred sales charge (CDSC)               1.00% on Shares redeemed within 12
                                             months of purchase(1)
  Minimum initial investment                 $2,500 ($10,000 for Long/Short Fund)
  Maximum purchase                           $500,000
  Minimum aggregate account balance          None
  12b-1 fee                                  1.00% annual fee (up to 0.75%
                                             distribution fee and up to 0.25%
                                             shareholder servicing fee); higher
                                             annual operating expenses than Class A
                                             Shares because of higher 12b-1 fee



  (1) May be waived under certain circumstances.


DISTRIBUTION, SERVICING, AND ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES


  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:

  Class                                           12b-1 Fee for the Funds
  -----------------------------------------------------------------------
  Class A Shares                                           0.25%
  Class C Shares                                           1.00%(1)






                                                         Shareholder's guide  51

  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


  ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by each class of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase



52  Janus Adviser Series
  orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts for Global Real Estate Fund. The minimum investment for Class A Shares and Class C Shares of Long/Short Fund is $10,000 per Fund account. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.




                                                         Shareholder's guide  53

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Funds reserve the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  Under $50,000                                     5.75%              6.10%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None


  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;




54  Janus Adviser Series

  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you



                                                         Shareholder's guide  55
  must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.


  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent



56  Janus Adviser Series
  format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.




                                                         Shareholder's guide  57

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in




58  Janus Adviser Series
  portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.




                                                         Shareholder's guide  59

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of the Funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.




60  Janus Adviser Series

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.




                                                         Shareholder's guide  61

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds'



62  Janus Adviser Series
  identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.




                                                         Shareholder's guide  63

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




64  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Funds (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  65


GLOBAL REAL ESTATE FUND - CLASS A
-------------------------------------------------------------------------
                                                             Period ended
                                                                July 31
                                                                2008(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.13
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 (1.48)

 Total from investment operations                                (1.35)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                --
 Distributions from capital gains                                    --

 Total distributions                                                 --


 NET ASSET VALUE, END OF PERIOD                                   $8.65


 Total return(2)                                               (13.50)%

 Net assets, end of period (in thousands)                          $471
 Average net assets for the period (in thousands)                  $444
 Ratio of gross expenses to average net assets(3)(4)(5)           1.50%
 Ratio of net expenses to average net assets(3)(6)                1.50%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                    2.31%
 Portfolio turnover rate(3)                                          8%
-------------------------------------------------------------------------





(1) Period November 28, 2007 (inception date) through July 31, 2008.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 6.64% in 2008 before waiver of certain fees and expense offsets incurred by the fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.





66  Janus Adviser Series


LONG/SHORT FUND - CLASS A
-----------------------------------------------------------------------------------
                                                                Years ended July 31
                                                               2008           2007

 NET ASSET VALUE, BEGINNING OF PERIOD                          $12.69        $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.04          0.13
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (1.11)          2.62

 Total from investment operations                              (1.07)          2.75

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.02)        (0.06)
 Distributions from capital gains                              (0.06)            --

 Total distributions                                           (0.08)        (0.06)


 NET ASSET VALUE, END OF PERIOD                                $11.54        $12.69


 Total return                                                 (8.47)%        27.62%

 Net assets, end of period (in thousands)                    $409,082       $67,879
 Average net assets for the period (in thousands)            $327,208       $18,205
 Ratio of gross expenses to average net assets(1)(2)(3)         3.38%         3.46%
 Ratio of net expenses to average net assets(4)(5)              3.38%         3.45%
 Ratio of net investment income/(loss) to average net
     assets                                                     0.41%         1.46%
 Portfolio turnover rate                                         156%           94%
-----------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 3.46% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The expense ratio includes dividends on short positions and stock loan fees. The ratio would be 2.68% in 2008 and 1.96% in 2007, without the inclusion of dividends on short positions.

(4) The expense ratio reflects expenses after any expense offset arrangements.

(5) The expense ratio includes dividends on short positions and stock loan fees. The ratio would be 2.68% in 2008 and 1.95% in 2007, without the inclusion of dividends on short positions.





                                                        Financial highlights  67


GLOBAL REAL ESTATE FUND - CLASS C
-------------------------------------------------------------------------
                                                             Period ended
                                                                July 31
                                                                2008(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                            $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.09
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 (1.48)

 Total from investment operations                                (1.39)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                --
 Distributions from capital gains                                    --

 Total distributions                                                 --


 NET ASSET VALUE, END OF PERIOD                                   $8.61


 Total return(2)                                               (13.90)%

 Net assets, end of period (in thousands)                          $459
 Average net assets for the period (in thousands)                  $441
 Ratio of gross expenses to average net assets(3)(4)(5)           2.25%
 Ratio of net expenses to average net assets(3)(6)                2.25%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                    1.56%
 Portfolio turnover rate(3)                                          8%
-------------------------------------------------------------------------





(1) Period November 28, 2007 (inception date) through July 31, 2008.


(2) Total return not annualized for periods of less than one year.


(3) Annualized for periods of less than one full year.


(4) The expense ratio reflects expenses prior to any expense offset arrangements.


(5) The ratio was 7.37% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.


(6) The expense ratio reflects expenses after any expense offset arrangements.





68  Janus Adviser Series


LONG/SHORT FUND - CLASS C
------------------------------------------------------------------------------------
                                                                Years ended July 31
                                                                2008           2007

 NET ASSET VALUE, BEGINNING OF PERIOD                           $12.62        $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   (0.01)          0.08
 Net gain/(loss) on securities (both realized and
     unrealized)                                                (1.13)          2.58

 Total from investment operations                               (1.14)          2.66

 LESS DISTRIBUTIONS:
 Dividends from net investment income                           (0.02)        (0.04)
 Distributions from capital gains                               (0.06)            --

 Total distributions                                            (0.08)        (0.04)


 NET ASSET VALUE, END OF PERIOD                                 $11.40        $12.62


 Total return                                                  (9.11)%        26.62%

 Net assets, end of period (in thousands)                     $225,517       $26,945
 Average net assets for the period (in thousands)             $158,175        $7,707
 Ratio of gross expenses to average net
     assets(1)(2)(3)(4)                                          4.18%         4.20%
 Ratio of net expenses to average net assets(5)(6)               4.17%         4.20%
 Ratio of net investment income/(loss) to average net
     assets                                                    (0.37)%         0.62%
 Portfolio turnover rate                                          156%           94%
------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 4.60% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(3) Without the recoupment of expenses, the ratio would have been 4.16% in 2008.


(4) The expense ratio includes dividends on short positions. The ratio would be 3.48% in 2008 and 2.75% in 2007, without the inclusion on dividends on short positions.

(5) The expense ratio reflects expenses after any expense offset arrangements.

(6) The expense ratio includes dividends on short positions. The ratio would be 3.47% in 2008 and 2.74% in 2007, without the inclusion of dividends on short positions.





                                                        Financial highlights  69

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


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  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  71
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




72  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  73

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



74  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  75
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




76  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  77

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                   www.janus.com/info

                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 ALTERNATIVE
                                   Janus Adviser Global Real Estate Fund
                                   Janus Adviser Long/Short Fund


                              JANUS ADVISER SERIES
                                 CLASS I SHARES

                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.


              Janus Adviser Global Real Estate Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Janus Adviser Long/Short Fund currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Global Real Estate Fund..............     2
  Janus Adviser Long/Short Fund......................     7

FEES AND EXPENSES....................................    13

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    16
  Risks..............................................    20
  Frequently asked questions about certain risks.....    21
  General portfolio policies.........................    26

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    32
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    32
  Management expenses................................    34
  Investment personnel...............................    38

OTHER INFORMATION....................................    39

DISTRIBUTIONS AND TAXES..............................    43

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    47
  Administrative, networking, or omnibus positioning
  fees...............................................    49
  Purchases..........................................    49
  Exchanges..........................................    51
  Redemptions........................................    51
  Redemption fee.....................................    53
  Excessive trading..................................    54
  Shareholder communications.........................    58

FINANCIAL HIGHLIGHTS.................................    59

GLOSSARY OF INVESTMENT TERMS.........................    62






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER GLOBAL REAL ESTATE FUND

  Global Real Estate Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with concentrated investments in the real estate industry or real estate-related industries. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income.

  Unless otherwise indicated, the Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities.

  As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund's investment objective and its policy on industry concentration.

  Real estate-related industries are comprised of companies that, in the opinion of the portfolio manager, at the time of investment, generally (i) derive at least 50% of their revenue from ownership, construction, extraction financing, management,

2  Janus Adviser Series
  operation, sales or development of real estate, or from businesses which have a clear relationship to these activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

  The Fund also invests in non-U.S. real estate companies. The Fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the Fund may invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  In selecting the investments for the Fund, the portfolio manager seeks to identify companies that have good management, strong balance sheets, above average investment growth in "funds from operations," and that trade at a discount to their assets' underlying value. In the case of REITs, "funds from operations" generally means a REIT's net income excluding gains or losses from debt restructuring and sales of property plus depreciation of real property. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in investments focused in the real estate industry or real estate-related industries, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio




                                                          Risk/return summary  3
  could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  REAL ESTATE RISK. Your investment in Fund shares represents an indirect investment in real estate-related securities owned by the Fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  CONCENTRATION RISK. Since the Fund concentrates its assets in the real estate or real estate-related industry, your investment in the Fund will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by the Fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. The Fund's returns may be more volatile than those of a less concentrated Fund.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified. The Fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund's share price.

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on



4  Janus Adviser Series
  the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. As of July 31, 2008, approximately 1.9% of the Fund's investments were in emerging markets.



  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities may have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.





                                                          Risk/return summary  5

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and semiannual report. The performance of the Fund will be compared to the FTSE EPRA/NAREIT Global Real Estate Index, which is the Fund's benchmark index. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.





6  Janus Adviser Series

JANUS ADVISER LONG/SHORT FUND

  Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  Under normal circumstances, the Fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The Fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.


  The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.


  The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price. The Fund's portfolio managers emphasize long positions in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers typically seek attractively valued companies that are improving their free cash flow and returns on invested capital, which also may




                                                          Risk/return summary  7
  include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's portfolio managers emphasize short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.


  A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.

  Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the Investment Company Act of 1940, as amended (the "1940 Act"). The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the



8  Janus Adviser Series

  1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.


  LONG/SHORT RISK. The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of the Fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of the Fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well




                                                          Risk/return summary  9
  the businesses of individual companies in the portfolio perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers' ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expense than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund's returns. The Fund's use of short sales may also have a leveraging effect on the Fund's portfolio.


  LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions. In accordance with the Fund's investment policy, the Fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. The Fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



10  Janus Adviser Series

  As of July 31, 2008, approximately 15.3% of the Fund's investments were in emerging markets.




  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class I Shares of the Fund commenced operations on August 1, 2006. The performance shown reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the Fund's performance during the period indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  11

  LONG/SHORT FUND - CLASS I



   Annual returns for periods ended 12/31
                                                                                                   16.56%
                                                                                                    2007

   Best Quarter:  2nd-2007 6.47%     Worst Quarter:  4th-2007 0.44%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (19.52)%.



                                         Average annual total return for periods ended 12/31/07
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year        (8/1/06)
  Class I Shares
    Return Before Taxes                                               16.56%         20.85%
    Return After Taxes on Distributions                               16.34%         20.50%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    10.81%         17.63%
  S&P 500(R) Index(2)                                                  5.49%         12.89%
    (reflects no deduction for expenses, fees, or taxes)
  LIBOR(3)                                                             5.26%          5.27%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------





  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.


  (3) The London Interbank Offered Rate ("LIBOR") is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


  After-tax returns are calculated using distributions for the Fund's Class I Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





12  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  13

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount
   redeemed)...................................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)




------------------------------------------------------------------------------------------------------------------------------------

   Annual Fund Operating Expenses (deducted from Fund assets)*
                                                             Short Sale    Acquired    Total Annual                Net Annual
                                                              Dividend/     Fund(6)        Fund                       Fund
                                Management       Other       Stock Loan    Fees and      Operating     Expense     Operating
                                  Fee(4)      Expenses(5)     Expenses     Expenses     Expenses(7)    Waivers    Expenses(7)
 Global Real Estate Fund(8) -
   Class I                         0.75%         5.46%            N/A        0.01%         6.22%       (4.96)%       1.26%
 Long/Short Fund -
   Class I                         1.25%         0.07%(9)       1.80%(9)     0.02%         3.14%         0.00%(10)   3.14%



--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

  (3) An exchange of Class I Shares from each Fund held for 90 days or less may be subject to the 2.00% redemption fee.

  (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Global Real Estate Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index. Any applicable fee adjustment will be implemented December 1, 2008.

  (5) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


  (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------



14  Janus Adviser Series

--------------------------------------------------------------------------------
  (8) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.75%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate will commence December 2008 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

  (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including such short sale dividends and stock loan fees, Other Expenses are 1.87%.

 (10) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------
 EXAMPLES:

 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                         1 Year    3 Years    5 Years    10 Years
                                         ----------------------------------------
Global Real Estate Fund(1) - Class I      $ 618    $ 1,832    $ 3,017     $ 5,853
Long/Short Fund - Class I                 $ 317    $   969    $ 1,645     $ 3,448
------------------------------------------------------------------------------------------------------------------------------------



 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.



--------------------------------------------------------------------------------




                                                         Risk/return summary  15

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

GLOBAL REAL ESTATE FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant exposure in emerging markets.

  The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. WHAT ARE THE TYPES OF REITS THAT THE FUND MAY INVEST IN?

  REITs are often categorized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A

16  Janus Adviser Series
  mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

3. HOW ARE ASSETS ALLOCATED BETWEEN THE CAPITAL APPRECIATION AND INCOME COMPONENTS OF THE FUND'S PORTFOLIO?

  Investments are selected primarily for capital appreciation with current income being a secondary component. The Fund may shift assets to varying degrees between capital appreciation and income components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial, and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the capital appreciation component. The Fund's income component may consist of dividend paying stocks which exhibit growth characteristics.

4. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

5. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security, and to a lesser degree common stock of REITs, will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Global Real Estate Fund's holdings may include fixed-income securities and REITs.

6. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

  The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.




                                   Principal investment strategies and risks  17

LONG/SHORT FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DOES THE FUND SELECT LONG POSITIONS?

  The portfolio managers generally select long positions for the Fund using a "bottom up" approach. With respect to long positions, the Fund invests in equity securities, primarily common stocks, the portfolio managers believe will appreciate in value. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

  The Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

  Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its investment objective.

2. HOW DOES THE FUND SELECT SHORT POSITIONS?

  The portfolio managers generally select short positions by utilizing fundamental research. The portfolio managers focus on structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.




18  Janus Adviser Series

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

  Conversely, shares of a company may be overvalued when, in the opinion of the portfolio managers they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.

5. WHAT DOES "NET LONG" MEAN?

  The Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.

6. WHAT IS "LEVERAGE"?

  Leverage is when a fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in a fund's NAV even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to



                                   Principal investment strategies and risks  19
  increase the collateral. Leverage also creates interest expense that may lower a fund's overall returns.



RISKS

  Because Global Real Estate Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  Because Long/Short Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.


  In addition, a Fund's performance may be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Global Real Estate Fund's performance may also be affected by industry risk to a greater extent than other funds.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could



20  Janus Adviser Series
  also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the funds. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

2. WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTING IN GLOBAL REAL ESTATE FUND?

  Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. While the Fund will not invest in real property directly, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks). These risks include declines in the value of real property, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, adverse changes in the operations of any property or the financial condition of any tenant, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in appeal of properties to tenants and changes in interest rates.

  The Fund will also be affected by risks associated with investments in REITS. The ability to trade REITs in the secondary market can be more limited than other stocks. The prices of equity REITs are affected by changes in the value of the



                                   Principal investment strategies and risks  21
  underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Further, equity REITs and mortgage REITs are dependant upon management skills and generally may not be diversified. Equity REITs and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity REITs and mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. Such a failure would result in the U.S. federal income taxation of a disqualified REIT's distributed income at the REIT level. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real property sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in these sectors.

3. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. Investments in the real estate industry, for example, are closely linked to the performance of the real estate markets. Because Global Real Estate Fund concentrates its assets in the real estate industry, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks).


4. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?

  The Funds will take long positions in equity investments consistent with each Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.




22  Janus Adviser Series

5. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING WITH RESPECT TO LONG/SHORT FUND?

  Because Long/Short Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

6. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING WITH RESPECT TO LONG/SHORT FUND?

  If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Long/Short Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

7. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the



                                   Principal investment strategies and risks  23
    government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

8. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. Global Real Estate Fund will normally limit its investments in emerging market countries to 15% of its net assets. Long/Short Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and



24  Janus Adviser Series
  subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

9. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

10. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of



                                   Principal investment strategies and risks  25
  judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

11. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

12. HOW IS CREDIT QUALITY MEASURED?

  Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

13. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.





26  Janus Adviser Series

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset



                                   Principal investment strategies and risks  27
  gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives



28  Janus Adviser Series
    individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of Global Real Estate Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 5% of Long/Short Fund's total assets)

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations

  For purposes of Long/Short Fund's investment policies and restrictions, total assets include any borrowings for investment purposes.


  SHORT SALES


  Long/Short Fund and, to a limited extent, Global Real Estate Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




                                   Principal investment strategies and risks  29

  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that



30  Janus Adviser Series
  issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."






                                   Principal investment strategies and risks  31

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

32  Janus Adviser Series
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




                                                     Management of the Funds  33

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES

  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.


  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  Long/Short Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Long/Short Fund             All Asset Levels          1.25                   1.26(2)
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.


  (2) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit. The amount reflected includes 0.01% in expense recoupment.





  Global Real Estate Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to its benchmark index. Any adjustment to the investment advisory fee rate is effective December 1, 2008. Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during




34  Janus Adviser Series
  the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.

  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                            Performance         Actual Investment
                                        Performance          Adjusted       Advisory Fee(1) (%) (for
                                         Hurdle vs.         Investment        the fiscal year ended
  Fund Name           Base Fee (%)    Benchmark Index    Advisory Fee (%)        July 31, 2008)
----------------------------------------------------------------------------------------------------
  Global Real Estate
     Fund                 0.75            +/-4.00%             N/A(2)                 0.00(3)
----------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.


  (2) Any applicable Performance Adjustment will begin December 1, 2008 for the Fund.


  (3) For the fiscal period November 28, 2007 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The fund's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.





                                                     Management of the Funds  35

  GLOBAL REAL ESTATE FUND

  For Global Real Estate Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the FTSE EPRA/NAREIT Global Real Estate Index.

  Only the base fee rate will apply until December 2008 for the Fund, at which time the calculation of the performance adjustment is applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin December 2008 for the Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance



36  Janus Adviser Series

  Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Global Real Estate Fund(1)                              1.25
  Long/Short Fund                                         1.74
--------------------------------------------------------------------------



  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





                                                     Management of the Funds  37

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.



GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------
    PATRICK BROPHY is Executive Vice President and Portfolio Manager of Janus Adviser Global Real Estate Fund, which he has managed since inception. Mr. Brophy is also Portfolio Manager of other Janus accounts. He joined Janus Capital in March 2005. Prior to joining Janus Capital, Mr. Brophy was a principal at THK Associates, Inc. (1990-2005), a Denver-based market economics and land-planning firm. He holds a Bachelor of Arts degree in History from Dartmouth, with intensive study in English and Economics.

LONG/SHORT FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers David C. Decker and Daniel Riff are responsible for the day-to-day management of the Fund. Each manager is primarily responsible for a specific portion of the portfolio. Mr. Decker, as lead Portfolio Manager, has discretion over a larger percentage of Fund assets and has the authority to exercise final decision-making on the overall portfolio.


    DAVID C. DECKER, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Long/Short Fund, which he has co-managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




    DANIEL RIFF is Co-Portfolio Manager of Janus Adviser Long/Short Fund, which he has co-managed since inception. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




38  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  Global Real Estate Fund currently offers four classes of shares. Long/Short Fund currently offers five classes of shares. Only Class I Shares are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry.

                                                           Other information  39

  On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The




40  Janus Adviser Series
  plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




                                                           Other information  41

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




42  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of Long/Short Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to shareholders by Long/Short Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

                                                     Distributions and taxes  43

  December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares



44  Janus Adviser Series
  outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service. Please note that you may receive account tax information from Global Real Estate Fund at the end of February of each year, which is one month later than when most such forms are sent. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund's distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund's distributions and increasing the capital gains and/or return of capital components.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment



                                                     Distributions and taxes  45
  strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




46  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

                                                         Shareholder's guide  47
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not



48  Janus Adviser Series
  responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.


ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's



                                                         Shareholder's guide  49
  identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types for Global Real Estate Fund. Long/Short Fund requires a minimum investment of $10,000 for these types of accounts. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.




50  Janus Adviser Series

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Funds may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.





                                                         Shareholder's guide  51

  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.



  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.




52  Janus Adviser Series

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to



                                                         Shareholder's guide  53
  modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds); and

  - exchange limitations (for accounts held directly with the Funds) as described under "Exchanges."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other




54  Janus Adviser Series

  Janus funds by such investor. In addition, for accounts holding Shares directly, the Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges") in a Fund in a 12-month period. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.




                                                         Shareholder's guide  55

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds'



56  Janus Adviser Series
  identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.





                                                         Shareholder's guide  57

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. The Trust's fiscal year ends July 31.




58  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Funds (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  59


GLOBAL REAL ESTATE FUND - CLASS I
----------------------------------------------------------------------------
                                                                Period ended
                                                                   July 31
                                                                   2008(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                         0.13
 Net gain/(loss) on securities (both realized and
     unrealized)                                                    (1.47)

 Total from investment operations                                   (1.34)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   --
 Distributions from capital gains                                       --

 Total distributions                                                    --


 NET ASSET VALUE, END OF PERIOD                                      $8.66


 Total return(2)                                                  (13.40)%

 Net assets, end of period (in thousands)                           $5,331
 Average net assets for the period (in thousands)                   $4,778
 Ratio of gross expenses to average net assets(3)(4)(5)              1.25%
 Ratio of net expenses to average net assets(3)(6)                   1.25%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                       2.48%
 Portfolio turnover rate(3)                                             8%
----------------------------------------------------------------------------






(1) Period November 28, 2007 (inception date) through July 31, 2008.

(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 6.21% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




60  Janus Adviser Series


LONG/SHORT FUND - CLASS I
------------------------------------------------------------------------------------
                                                                Years ended July 31
                                                                2008           2007

 NET ASSET VALUE, BEGINNING OF PERIOD                           $12.72        $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                     0.09          0.14
 Net gain/(loss) on securities (both realized and
     unrealized)                                                (1.13)          2.65

 Total from investment operations                               (1.04)          2.79

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                           (0.03)        (0.07)
 Distributions from capital gains                               (0.06)            --
 Redemption fees                                                  0.01            --

 Total distributions and other                                  (0.08)        (0.07)


 NET ASSET VALUE, END OF PERIOD                                 $11.60        $12.72


 Total return                                                  (8.19)%        27.98%

 Net assets, end of period (in thousands)                     $227,446       $62,987
 Average net assets for the period (in thousands)             $212,623       $16,632
 Ratio of gross expenses to average net
     assets(1)(2)(3)(4)                                          3.12%         3.21%
 Ratio of net expenses to average net assets(5)(6)               3.12%         3.21%
 Ratio of net investment income/(loss) to average net
     assets                                                      0.72%         1.67%
 Portfolio turnover rate                                          156%           94%

------------------------------------------------------------------------------------







(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 3.26% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(3) Without the recoupment of expenses, the ratio would have been 3.12% in 2008.


(4) The expense ratio includes dividends on short positions and stock loan fees. The ratio would be 2.42% in 2008 and 1.75% in 2007, without the inclusion of dividends on short positions.


(5) The expense ratio reflects expenses after any expense offset arrangements.


(6) The expense ratio includes dividends on short positions and stock loan fees. The ratio would be 2.42% in 2008 and 1.74% in 2007, without the inclusion of dividends on short positions.





                                                        Financial highlights  61

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


62  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  63
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




64  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  65

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



66  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  67
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




68  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  69

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 ALTERNATIVE
                                   Janus Adviser Long/Short Fund


                              JANUS ADVISER SERIES
                                 CLASS R SHARES
                                   Prospectus




    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Adviser Long/Short Fund ("Long/Short Fund" or the "Fund") a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.

              The Fund currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Long/Short Fund......................     2

FEES AND EXPENSES....................................     9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    12
  Risks..............................................    14
  Frequently asked questions about certain risks.....    15
  General portfolio policies.........................    18

MANAGEMENT OF THE FUND
  Investment adviser.................................    24
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    24
  Management expenses................................    26
  Investment personnel...............................    28

OTHER INFORMATION....................................    29

DISTRIBUTIONS AND TAXES..............................    32

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    35
  Distribution and service fees......................    36
  Purchases..........................................    37
  Exchanges..........................................    38
  Redemptions........................................    39
  Redemption fee.....................................    40
  Excessive trading..................................    41
  Shareholder communications.........................    45

FINANCIAL HIGHLIGHTS.................................    46

GLOSSARY OF INVESTMENT TERMS.........................    48





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER LONG/SHORT FUND


  Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  Under normal circumstances, the Fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The Fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.


  The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.


  The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price. The Fund's portfolio managers emphasize long positions in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers typically seek attractively valued companies that are improving their free cash flow and returns on invested capital, which also may


2  Janus Adviser Series
  include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's portfolio managers emphasize short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.


  A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.

  Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the Investment Company Act of 1940, as amended (the "1940 Act"). The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the



                                                          Risk/return summary  3

  1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.




MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.


  LONG/SHORT RISK. The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of the Fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of the Fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well




4  Janus Adviser Series
  the businesses of individual companies in the portfolio perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers' ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expense than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund's returns. The Fund's use of short sales may also have a leveraging effect on the Fund's portfolio.


  LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions. In accordance with the Fund's investment policy, the Fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. The Fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



                                                          Risk/return summary  5

  As of July 31, 2008, approximately 15.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




6  Janus Adviser Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class R Shares of the Fund commenced operations on August 1, 2006. The performance shown reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the Fund's performance during the period indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  7

  LONG/SHORT FUND - CLASS R



   Annual returns for periods ended 12/31
                                                                                                   15.65%
                                                                                                    2007

   Best Quarter:  2nd-2007 6.31%     Worst Quarter:  4th-2007 0.18%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (24.02)%.



                                         Average annual total return for periods ended 12/31/07
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year        (8/1/06)
  Class R Shares
    Return Before Taxes                                               15.65%         19.85%
    Return After Taxes on Distributions                               15.49%         19.64%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    10.21%         16.85%
  S&P 500(R) Index(2)                                                  5.49%         12.89%
    (reflects no deduction for expenses, fees, or taxes)
  LIBOR(3)                                                             5.26%          5.27%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------




  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.


  (3) The London Interbank Offered Rate ("LIBOR") is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


  After-tax returns are calculated using distributions for the Fund's Class R Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




8  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class R Shares do not impose sales charges when you buy or sell the Fund's Class R Shares. However, if you sell Class R Shares of the Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.




                                                          Risk/return summary  9

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class R
 Sales charges.................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount
   redeemed)...................................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)




------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                              Short Sale    Acquired    Total Annual                   Net Annual
                               Distribution                    Dividend/     Fund(7)        Fund          Expense         Fund
                 Management       (12b-1)         Other       Stock Loan    Fees and      Operating      Waivers/      Operating
                   Fee(4)         Fees(5)      Expenses(6)     Expenses     Expenses     Expenses(8)    Recoupment    Expenses(8)
Long/Short Fund
 Class R            1.25%          0.50%          0.56%(9)       1.80%(9)     0.02%         4.13%          0.78%(10)     4.91%
------------------------------------------------------------------------------------------------------------------------------------





   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

  (3) An exchange of Class R Shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.

  (4) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
  (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
  (6) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

  (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (8) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




10  Janus Adviser Series

--------------------------------------------------------------------------------

  (9) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including such short sale dividends and stock loan fees, Other Expenses are 2.36%.

 (10) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------

 EXAMPLE:

 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                       1 Year    3 Years    5 Years    10 Years
                                       ----------------------------------------
Long/Short Fund - Class R               $ 415    $ 1,255    $ 2,110     $ 4,314





--------------------------------------------------------------------------------




                                                         Risk/return summary  11

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DOES THE FUND SELECT LONG POSITIONS?

  The portfolio managers generally select long positions for the Fund using a "bottom up" approach. With respect to long positions, the Fund invests in equity securities, primarily common stocks, the portfolio managers believe will appreciate in value. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

  The Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

  Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its investment objective.

2. HOW DOES THE FUND SELECT SHORT POSITIONS?

  The portfolio managers generally select short positions by utilizing fundamental research. The portfolio managers focus on structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio

12  Janus Adviser Series
  managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

  Conversely, shares of a company may be overvalued when, in the opinion of the portfolio managers they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.

5. WHAT DOES "NET LONG" MEAN?

  The Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.

6. WHAT IS "LEVERAGE"?

  Leverage is when a fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing



                                   Principal investment strategies and risks  13
  securities and then selling them, Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in a fund's NAV even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a fund's overall returns.



RISKS

  Because the Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.


  The Fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base. A fund may not experience similar performance as its assets grow.


  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a



14  Janus Adviser Series

  Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION AFFECT THE FUND'S RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the funds. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of the Fund.

2. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?


  The Fund will take long positions in equity investments consistent with the Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.


3. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING?

  Because the Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment



                                   Principal investment strategies and risks  15
  performance of the Fund compared with what it would have been without borrowing.

4. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING?

  If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of the Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

6. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as the Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When the Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of the Fund's assets from that country.




16  Janus Adviser Series

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder the Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

7. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, the Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. The Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that the Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of the Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuers of such securities. The Fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but



                                   Principal investment strategies and risks  17
  which have customers, products, or transactions associated with emerging markets.


8. THE FUND MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?


  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

9. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION
  The Fund may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain



18  Janus Adviser Series
  after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio managers. Changes are normally made in the Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and




                                   Principal investment strategies and risks  19
  developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of the Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis




20  Janus Adviser Series

  - bank loans, which may be acquired through loan participations and assignments (no more than 5% of the Fund's total assets)

  - entering into transactions to manage the Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations

  For purposes of the Fund's investment policies and restrictions, total assets include any borrowings for investment purposes.


  SHORT SALES


  The Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. The Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.



  SWAP AGREEMENTS


  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such




                                   Principal investment strategies and risks  21
  as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  The Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary



22  Janus Adviser Series
  corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  23

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

24  Janus Adviser Series
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




                                                      Management of the Fund  25

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES

  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.




  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers, if applicable).



  Long/Short Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Long/Short Fund             All Asset Levels          1.25                   1.26(2)
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.


  (2) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit. The amount reflected includes 0.01% in expense recoupment.




  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge,



26  Janus Adviser Series
  by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Long/Short Fund                                         1.74
--------------------------------------------------------------------------







                                                      Management of the Fund  27

INVESTMENT PERSONNEL

LONG/SHORT FUND

--------------------------------------------------------------------------------

    Co-Portfolio Managers David C. Decker and Daniel Riff are responsible for the day-to-day management of the Fund. Each manager is primarily responsible for a specific portion of the portfolio. Mr. Decker, as lead Portfolio Manager, has discretion over a larger percentage of Fund assets and has the authority to exercise final decision-making on the overall portfolio.


    DAVID C. DECKER, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Long/Short Fund, which he has co-managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




    DANIEL RIFF is Co-Portfolio Manager of Janus Adviser Long/Short Fund, which he has co-managed since inception. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




28  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Fund currently offers five classes of shares. Only Class R Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel

                                                           Other information  29
  on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.





30  Janus Adviser Series

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  31

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of the Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to shareholders by the Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per

32  Janus Adviser Series
  share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to



                                                     Distributions and taxes  33
  shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




34  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent

                                                         Shareholder's guide  35
  pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class R Shares at an annual rate of up to 0.50% of the average



36  Janus Adviser Series
  daily net assets of Class R Shares of the Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Fund.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of the Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Fund.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For




                                                         Shareholder's guide  37
  more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $10,000.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.




38  Janus Adviser Series

  - An exchange of Shares from the Fund held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in




                                                         Shareholder's guide  39
  portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary.



40  Janus Adviser Series

  Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.



EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Fund).


  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of



                                                         Shareholder's guide  41
  the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

  If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic



42  Janus Adviser Series
  purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in



                                                         Shareholder's guide  43
  certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at www.janus.com/info.



  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance



44  Janus Adviser Series
    attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.



  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  45

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance through July 31 of each fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in Class R Shares of the Fund (assuming reinvestment of all dividends and distributions).





46  Janus Adviser Series


LONG/SHORT FUND - CLASS R
-----------------------------------------------------------------------------------
                                                               Years ended July 31
                                                               2008           2007

 NET ASSET VALUE, BEGINNING OF PERIOD                          $12.65        $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.78          0.10
 Net gain/(loss) on securities (both realized and
     unrealized)                                               (2.48)          2.59

 Total from investment operations                              (1.70)          2.69

 LESS DISTRIBUTIONS:
 Dividends from net investment income                              --        (0.04)
 Distributions from capital gains                              (0.06)            --

 Total distributions                                           (0.06)        (0.04)


 NET ASSET VALUE, END OF PERIOD                                $10.89        $12.65


 Total return                                                (13.49)%        26.90%

 Net assets, end of period (in thousands)                         $86        $1,280
 Average net assets for the period (in thousands)                $601        $1,142
 Ratio of gross expenses to average net
     assets(1)(2)(3)(4)                                         4.89%         3.67%
 Ratio of net expenses to average net assets(4)(5)              4.89%         3.67%
 Ratio of net investment income/(loss) to average net
     assets                                                   (0.47)%         0.36%
 Portfolio turnover rate                                         156%           94%
-----------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 7.95% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(3) Without the recoupment of expenses, the ratio would have been 4.11% in 2008.


(4) The expense ratio includes dividends on short positions and stock loan fees. The ratio would be 4.19% in 2008 and 2.49% in 2007, without the inclusion of dividends on short positions.

(5) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  47

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


48  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  49
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




50  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  51

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



52  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  53
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




54  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  55

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 ALTERNATIVE
                                   Janus Adviser Global Real Estate Fund
                                   Janus Adviser Long/Short Fund



                              JANUS ADVISER SERIES
                                 CLASS S SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              Janus Adviser Global Real Estate Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Janus Adviser Long/Short Fund currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class S Shares (the "Shares"), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Global Real Estate Fund..............     2
  Janus Adviser Long/Short Fund......................     7

FEES AND EXPENSES....................................    14

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    17
  Risks..............................................    21
  Frequently asked questions about certain risks.....    22
  General portfolio policies.........................    27

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    33
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    33
  Management expenses................................    35
  Investment personnel...............................    39

OTHER INFORMATION....................................    40

DISTRIBUTIONS AND TAXES..............................    43

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    47
  Distribution and service fees......................    49
  Purchases..........................................    49
  Exchanges..........................................    51
  Redemptions........................................    51
  Redemption fee.....................................    52
  Excessive trading..................................    54
  Shareholder communications.........................    58

FINANCIAL HIGHLIGHTS.................................    59

GLOSSARY OF INVESTMENT TERMS.........................    62





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER GLOBAL REAL ESTATE FUND

  Global Real Estate Fund (the "Fund") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with concentrated investments in the real estate industry or real estate-related industries. Although the Fund may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income.

  Unless otherwise indicated, the Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes, in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities.

  As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The Fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the Fund's investment objective and its policy on industry concentration.

  Real estate-related industries are comprised of companies that, in the opinion of the portfolio manager, at the time of investment, generally (i) derive at least 50% of their revenue from ownership, construction, extraction financing, management,

2  Janus Adviser Series
  operation, sales or development of real estate, or from businesses which have a clear relationship to these activities; (ii) have at least 50% of their assets in real estate; or (iii) have more than 50% of their net asset value accounted for by real estate. A REIT is a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate. REITs pool investors' funds for investment primarily in income producing real estate or real estate-related loans or interests. Under the Internal Revenue Code of 1986, as amended (the "Code"), a REIT is not taxed on income it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it generally distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year.

  The Fund also invests in non-U.S. real estate companies. The Fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the Fund may invest all of its assets in a single country. The Fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities.

  In selecting the investments for the Fund, the portfolio manager seeks to identify companies that have good management, strong balance sheets, above average investment growth in "funds from operations," and that trade at a discount to their assets' underlying value. In the case of REITs, "funds from operations" generally means a REIT's net income excluding gains or losses from debt restructuring and sales of property plus depreciation of real property. If the portfolio manager is unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.




MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors interested in investments focused in the real estate industry or real estate-related industries, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio




                                                          Risk/return summary  3
  could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  REAL ESTATE RISK. Your investment in Fund shares represents an indirect investment in real estate-related securities owned by the Fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  CONCENTRATION RISK. Since the Fund concentrates its assets in the real estate or real estate-related industry, your investment in the Fund will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by the Fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. The Fund's returns may be more volatile than those of a less concentrated Fund.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified. The Fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the Fund's share price.

  FOREIGN EXPOSURE RISK. The Fund normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on



4  Janus Adviser Series
  the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. A number of countries around the world have adopted, or are considering adopting, similar REIT-like structures pursuant to which these companies are not subject to corporate income tax in their home countries provided they distribute a significant percentage of their net income each year to stockholders and meet certain other requirements. As of July 31, 2008, approximately 1.9% of the Fund's investments were in emerging markets.



  FIXED-INCOME SECURITIES RISK. The income component of the Fund's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Equity-linked structured notes may be more volatile and less liquid than other types of fixed-income securities. Such securities may have no guaranteed return of principal and may exhibit price behavior that does not correlate with other fixed-income securities.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.





                                                          Risk/return summary  5

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and semiannual report. The performance of the Fund will be compared to the FTSE EPRA/NAREIT Global Real Estate Index, which is the Fund's benchmark index. The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.





6  Janus Adviser Series

JANUS ADVISER LONG/SHORT FUND


  Long/Short Fund (the "Fund") is designed for long-term investors who seek a risk-adjusted investment option which has a lower correlation to the overall equity market.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  Under normal circumstances, the Fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The Fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the Fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund's investment policies.


  The allocation between long and short positions is a result of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be "net long"). To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures, and other index-based instruments.


  The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price. The Fund's portfolio managers emphasize long positions in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations, minus capital expenditures. The portfolio managers typically seek attractively valued companies that are improving their free cash flow and returns on invested capital, which also may




                                                          Risk/return summary  7
  include special situations companies that are experiencing management changes and/or are currently out of favor. The Fund's portfolio managers emphasize short positions in structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers will target short positions in companies with unsustainable cash generation, poor capital structure, returns below their cost of capital, and share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.


  A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.

  Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the Investment Company Act of 1940, as amended (the "1940 Act"). The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the



8  Janus Adviser Series

  1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits the Fund's leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund's short sales and related margin requirements may reduce the ability of the Fund to borrow money.

  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.




MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund invests primarily in common stocks, which tend to be more volatile than many other investment choices.


  LONG/SHORT RISK. The value of the Fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of the Fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of the Fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well




                                                          Risk/return summary  9
  the businesses of individual companies in the portfolio perform. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the portfolio managers' ability to accurately anticipate the future value of a security. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. The Fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expense than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund's returns. The Fund's use of short sales may also have a leveraging effect on the Fund's portfolio.


  LEVERAGE RISK. Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions. In accordance with the Fund's investment policy, the Fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. The Fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  NONDIVERSIFICATION RISK. The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund's NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political, or other developments that may impact a security. Although the Fund may ordinarily satisfy the requirements for a diversified fund and has operated as diversified, its nondiversified classification gives the Fund's portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



10  Janus Adviser Series

  As of July 31, 2008, approximately 15.3% of the Fund's investments were in emerging markets.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  11

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares of the Fund commenced operations on August 1, 2006. The performance shown reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the Fund's performance during the period indicated. The table compares the Fund's average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




12  Janus Adviser Series

  LONG/SHORT FUND - CLASS S


   Annual returns for periods ended 12/31
                                                                                                   16.16%
                                                                                                    2007

   Best Quarter:  2nd-2007 6.48%     Worst Quarter:  4th-2007 0.32%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (19.83)%.



                                         Average annual total return for periods ended 12/31/07
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year        (8/1/06)
  Class S Shares
    Return Before Taxes                                               16.16%         20.31%
    Return After Taxes on Distributions                               15.96%         20.04%
    Return After Taxes on Distributions and Sale of Fund Shares(1)    10.55%         17.21%
  S&P 500(R) Index(2)                                                  5.49%         12.89%
    (reflects no deduction for expenses, fees, or taxes)
  LIBOR(3)                                                             5.26%          5.27%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------





  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.


  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.


  (3) The London Interbank Offered Rate ("LIBOR") is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates available.


  After-tax returns are calculated using distributions for the Fund's Class S Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  13

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares. However, if you sell Class S Shares of a Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




14  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount
   redeemed)...................................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                   Short Sale    Acquired   Total Annual                 Net Annual
                                      Distribution                  Dividend/     Fund(7)       Fund         Expense        Fund
                         Management      (12b-1)        Other      Stock Loan    Fees and     Operating     Waivers/     Operating
                           Fee(4)        Fees(5)     Expenses(6)    Expenses     Expenses    Expenses(8)   Recoupment   Expenses(8)
 Global Real Estate
      Fund(9) - Class S     0.75%         0.25%         5.81%           N/A        0.01%        6.82%        (5.06)%       1.76%
 Long/Short Fund -
      Class S               1.25%         0.25%         0.31%(10)     1.80%(10)    0.02%        3.63%          0.05%(11)   3.68%
------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

  (3) An exchange of Class S Shares from each Fund held for 90 days or less may be subject to the 2.00% redemption fee.

  (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital as of the end of the fiscal year. For Global Real Estate Fund, this fee may go up or down monthly based on the Fund's performance relative to its benchmark index. Any applicable fee adjustment will be implemented December 1, 2008.
  (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
  (6) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

  (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above.


  (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.



--------------------------------------------------------------------------------




                                                         Risk/return summary  15

--------------------------------------------------------------------------------
  (9) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, prior to any performance adjustment, is 0.75%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate will commence December 2008 and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. The Fund has entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

 (10) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Fund sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions, as well as stock loan fees, they do not take into account the interest credit the Fund earns on cash proceeds of short sales which serve as collateral for short positions. Including such short sale dividends and stock loan fees, Other Expenses are 2.11%

 (11) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------

 EXAMPLES:

 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers or recoupments (if applicable) remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                         1 Year    3 Years    5 Years    10 Years
                                         ----------------------------------------
Global Real Estate Fund(1) - Class S      $ 676    $ 1,991    $ 3,258     $ 6,230
Long/Short Fund - Class S                 $ 365    $ 1,112    $ 1,878     $ 3,889



--------------------------------------------------------------------------------
 (1) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.

--------------------------------------------------------------------------------




16  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds. Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote. Other, nonfundamental strategies and policies can be changed by the Trustees without prior notice to shareholders.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

GLOBAL REAL ESTATE FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED?

  Unless its investment objective or policies prescribe otherwise, the Fund may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally takes a "bottom up" approach to selecting companies. This means that he seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant exposure in emerging markets.

  The Fund may sell a holding if, among other things, the security reaches the portfolio manager's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio manager finds a better investment opportunity. The Fund may also sell a holding to meet redemptions.

2. WHAT ARE THE TYPES OF REITS THAT THE FUND MAY INVEST IN?

  REITs are often categorized as equity REITs, mortgage REITs and hybrid REITs. An equity REIT, the most common type of REIT, invests primarily in the fee ownership of land and buildings. An equity REIT derives its income primarily from rental income but may also realize capital gains or losses by selling real estate properties in its portfolio that have appreciated or depreciated in value. A

                                   Principal investment strategies and risks  17
  mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development, or long-term loans. A mortgage REIT generally derives its income from interest payments on the credit it has extended. A hybrid REIT combines the characteristics of equity REITs and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate.

3. HOW ARE ASSETS ALLOCATED BETWEEN THE CAPITAL APPRECIATION AND INCOME COMPONENTS OF THE FUND'S PORTFOLIO?

  Investments are selected primarily for capital appreciation with current income being a secondary component. The Fund may shift assets to varying degrees between capital appreciation and income components of its portfolio holdings based on the portfolio manager's analysis of relevant market, financial, and economic conditions. If the portfolio manager believes that growth securities will provide better returns than the yields then available or expected on income-producing securities, the Fund will place a greater emphasis on the capital appreciation component. The Fund's income component may consist of dividend paying stocks which exhibit growth characteristics.

4. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

5. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security, and to a lesser degree common stock of REITs, will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices are generally less directly responsive to interest rate changes than investment grade issues and may not always follow this pattern. The income component of Global Real Estate Fund's holdings may include fixed-income securities and REITs.

6. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

  The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.




18  Janus Adviser Series

LONG/SHORT FUND

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. HOW DOES THE FUND SELECT LONG POSITIONS?

  The portfolio managers generally select long positions for the Fund using a "bottom up" approach. With respect to long positions, the Fund invests in equity securities, primarily common stocks, the portfolio managers believe will appreciate in value. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

  The Fund emphasizes investments in companies with attractive prices compared to their free cash flow. The portfolio managers will typically seek attractively valued companies that are improving their free cash flow and improving their returns on invested capital. These companies may also include special situations companies that are experiencing management changes and/or are temporarily out of favor. The Fund may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Fund may also sell a holding to meet redemptions.

  Realization of income is not a significant consideration when choosing investments for the Fund. Income realized on the Fund's investments may be incidental to its investment objective.

2. HOW DOES THE FUND SELECT SHORT POSITIONS?

  The portfolio managers generally select short positions by utilizing fundamental research. The portfolio managers focus on structurally disadvantaged companies operating in challenged industries with high valuations. The portfolio managers sell short securities of companies that have unsustainable cash generation, poor capital structure, returns below their cost of capital, or share prices that reflect unrealistic expectations of the company's future opportunities. The portfolio managers may deploy unique strategies when shorting securities to minimize risk. For example, some investments may be held short to remove some of the market risk of a long position while accentuating the information advantage the portfolio managers believe they have in a long position in the portfolio.




                                   Principal investment strategies and risks  19

3. ARE THE SAME CRITERIA USED TO SELECT FOREIGN SECURITIES?

  Generally, yes. The portfolio managers seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Fund may invest, and the Fund may at times have significant foreign exposure, including exposure in emerging markets.

4. HOW DO THE PORTFOLIO MANAGERS DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Fund than those obtained by paying premium prices for companies currently in favor in the market.

  Conversely, shares of a company may be overvalued when, in the opinion of the portfolio managers they are selling for a price that is above their intrinsic worth. A company may be overvalued due to market or economic conditions, unrealistic expectations of the company's future opportunities, unsustainable cash generation, or other factors.

5. WHAT DOES "NET LONG" MEAN?

  The Fund is "net long" when the Fund's assets committed to long positions exceed those committed to short positions.

6. WHAT IS "LEVERAGE"?

  Leverage is when a fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Long/Short Fund's short sales effectively leverage the Fund's assets. The use of leverage may make any change in a fund's NAV even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to



20  Janus Adviser Series
  increase the collateral. Leverage also creates interest expense that may lower a fund's overall returns.

RISKS

  Because Global Real Estate Fund may invest substantially all of its assets in common stocks, the main risk is the risk that the value of the stocks it holds might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.

  Because Long/Short Fund takes both long and short positions, the main risk is the risk that the value of the securities held long might decrease and the value of securities sold short might increase in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, the Fund's share price may also decrease.


  In addition, a Fund's performance may be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow. Global Real Estate Fund's performance may also be affected by industry risk to a greater extent than other funds.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could



                                   Principal investment strategies and risks  21
  also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION AFFECT THE FUNDS' RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the funds. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a Fund.

2. WHAT OTHER RISKS ARE ASSOCIATED WITH INVESTING IN GLOBAL REAL ESTATE FUND?

  Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. While the Fund will not invest in real property directly, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks). These risks include declines in the value of real property, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, adverse changes in the operations of any property or the financial condition of any tenant, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and in appeal of properties to tenants and changes in interest rates.

  The Fund will also be affected by risks associated with investments in REITS. The ability to trade REITs in the secondary market can be more limited than other stocks. The prices of equity REITs are affected by changes in the value of the



22  Janus Adviser Series
  underlying property owned by the REITs and changes in capital markets and interest rates. The prices of mortgage REITs are affected by the quality of any credit they extend, the creditworthiness of the mortgages they hold, as well as by the value of the property that secures the mortgages. Further, equity REITs and mortgage REITs are dependant upon management skills and generally may not be diversified. Equity REITs and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, equity REITs and mortgage REITs could fail to qualify for tax-free pass-through of income under the Code. Such a failure would result in the U.S. federal income taxation of a disqualified REIT's distributed income at the REIT level. There is also the risk that borrowers under mortgages held by a REIT or lessees of a property that a REIT owns may be unable to meet their obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition to the foregoing risks, certain "special purpose" REITs in which the Fund may invest may have their assets in specific real property sectors, such as hotel REITs, nursing home REITs or warehouse REITs, and are therefore subject to the risks associated with adverse developments in these sectors.

3. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk. Investments in the real estate industry, for example, are closely linked to the performance of the real estate markets. Because Global Real Estate Fund concentrates its assets in the real estate industry, the Fund may be subject to risks similar to those associated with the direct ownership of real property (in addition to securities market risks).


4. WHAT ARE THE RISKS ASSOCIATED WITH LONG POSITIONS IN EQUITY SECURITIES?

  The Funds will take long positions in equity investments consistent with each Fund's investment objective and strategies. A long position in equities is subject to the risk that a particular stock, an underlying fund, an industry, or stocks in general may fall in value. The prices of stocks change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, management decisions, decreased demand for an issuer's products or services, increased production costs, general economic conditions, interest rates, currency exchange rates, investor perceptions, and market liquidity.




                                   Principal investment strategies and risks  23

5. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING WITH RESPECT TO LONG/SHORT FUND?

  Because Long/Short Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.

6. WHAT ARE THE RISKS ASSOCIATED WITH VALUE INVESTING WITH RESPECT TO LONG/SHORT FUND?

  If the portfolio managers' perception of a company's worth is not realized in the time frame they expect, the overall performance of Long/Short Fund may suffer. In general, the portfolio managers believe this risk is mitigated by investing in companies that are undervalued in the market in relation to earnings, cash flow, dividends, and/or assets.

7. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the



24  Janus Adviser Series
    government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

8. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  Within the parameters of its specific investment policies, each Fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. Global Real Estate Fund will normally limit its investments in emerging market countries to 15% of its net assets. Long/Short Fund has at times invested a significant portion of its assets in emerging markets and may continue to do so.

  To the extent that a Fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Fund's investments by country is contained in the Fund's shareholder reports and in the Fund's Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and



                                   Principal investment strategies and risks  25
  subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

9. THE FUNDS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

10. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of



26  Janus Adviser Series
  judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

11. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

12. HOW IS CREDIT QUALITY MEASURED?

  Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of the Statement of Additional Information for a description of bond rating categories.

13. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.





                                   Principal investment strategies and risks  27

  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset



28  Janus Adviser Series
  gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Fund's net assets)

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives



                                   Principal investment strategies and risks  29
    individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of Global Real Estate Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 5% of Long/Short Fund's total assets)

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations

  For purposes of Long/Short Fund's investment policies and restrictions, total assets include any borrowings for investment purposes.


  SHORT SALES


  Long/Short Fund and, to a limited extent, Global Real Estate Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.




30  Janus Adviser Series

  SWAP AGREEMENTS




  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.


  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that



                                   Principal investment strategies and risks  31
  issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





32  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                     Management of the Funds  33
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




34  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.



  The following tables reflect each Fund's contractual investment advisory fee rate or base fee rate, as applicable (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).





  Long/Short Fund pays an investment advisory fee at a fixed rate based on the Fund's average daily net assets.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Long/Short Fund             All Asset Levels          1.25                  1.26(2)
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.




  (2) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit. The amount reflected includes 0.01% in expense recoupment.





  Global Real Estate Fund pays an investment advisory fee rate that may adjust up or down based on the Fund's performance relative to its benchmark index. Any adjustment to the investment advisory fee rate is effective December 1, 2008.




                                                     Management of the Funds  35

  Until such time, only the base fee rate shown below applies. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Fund's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Fund's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by the Fund as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the SAI.

  As an example, if the Fund outperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Fund underperformed its benchmark index by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                           Performance        Actual Investment
                                         Performance        Adjusted      Advisory Fee(1) (%) (for
                                          Hurdle vs.       Investment       the fiscal year ended
  Fund Name              Base Fee (%)  Benchmark Index  Advisory Fee (%)       July 31, 2008)
--------------------------------------------------------------------------------------------------
  Global Real Estate
     Fund                    0.75          +/-4.00%            N/A(2)              0.00(3)
--------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.

  (2) Any applicable Performance Adjustment will begin December 1, 2008 for the Fund.

  (3) For the fiscal period November 28, 2007 to July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The fund's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.





36  Janus Adviser Series

  GLOBAL REAL ESTATE FUND

  For Global Real Estate Fund, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to the FTSE EPRA/NAREIT Global Real Estate Index.

  Only the base fee rate will apply until December 2008 for the Fund, at which time the calculation of the performance adjustment is applied as follows:

  Investment Advisory Fee = Base Fee +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Fund's performance-based fee structure has been in effect for at least 12 months. When the Fund's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment will begin December 2008 for the Fund.

  No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Fund and the Fund's benchmark index. The Base Fee is calculated and accrued daily. The Performance



                                                     Management of the Funds  37

  Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Fund's Class A Shares (waiving the upfront sales load) for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's Class A Shares (waiving the upfront sales load) against the cumulative investment record of the Fund's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

  The Fund's SAI contains additional information about performance-based fees.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Global Real Estate Fund(1)                              1.25
  Long/Short Fund                                         1.74
--------------------------------------------------------------------------




  (1) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.





38  Janus Adviser Series

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


GLOBAL REAL ESTATE FUND
--------------------------------------------------------------------------------
    PATRICK BROPHY is Executive Vice President and Portfolio Manager of Janus Adviser Global Real Estate Fund, which he has managed since inception. Mr. Brophy is also Portfolio Manager of other Janus accounts. He joined Janus Capital in March 2005. Prior to joining Janus Capital, Mr. Brophy was a principal at THK Associates, Inc. (1990-2005), a Denver-based market economics and land-planning firm. He holds a Bachelor of Arts degree in History from Dartmouth, with intensive study in English and Economics.

LONG/SHORT FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers David C. Decker and Daniel Riff are responsible for the day-to-day management of the Fund. Each manager is primarily responsible for a specific portion of the portfolio. Mr. Decker, as lead Portfolio Manager, has discretion over a larger percentage of Fund assets and has the authority to exercise final decision-making on the overall portfolio.


    DAVID C. DECKER, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Long/Short Fund, which he has co-managed since inception. Mr. Decker is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1992 as a research analyst. Mr. Decker holds a Master of Business Administration degree with an emphasis in Finance from The Fuqua School of Business at Duke University and a Bachelor of Arts degree in Economics and Political Science from Tufts University. Mr. Decker holds the Chartered Financial Analyst designation.




    DANIEL RIFF is Co-Portfolio Manager of Janus Adviser Long/Short Fund, which he has co-managed since inception. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                     Management of the Funds  39

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Global Real Estate Fund currently offers four classes of shares. Long/Short Fund currently offers five classes of shares. Only Class S Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class R Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for

40  Janus Adviser Series
  recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal




                                                           Other information  41
  to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




42  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. However, because the principal investment goal of Long/Short Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the income dividends paid to shareholders by Long/Short Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

                                                     Distributions and taxes  43

  December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



44  Janus Adviser Series
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service. Please note that you may receive account tax information from Global Real Estate Fund at the end of February of each year, which is one month later than when most such forms are sent. REITs typically recharacterize a portion of the dividends paid during the year from ordinary income to capital gain and/or return of capital (which could relate to depreciation on real estate). The information regarding this recharacterization is generally not made available by the REIT until late January. Therefore, the actual composition of the Fund's distributions during a year may change substantially subsequent to year-end. To the extent these changes occur, they may have the effect of reducing the net investment income component of the Fund's distributions and increasing the capital gains and/or return of capital components.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment



                                                     Distributions and taxes  45
  strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




46  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such

                                                         Shareholder's guide  47
  events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




48  Janus Adviser Series

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of



                                                         Shareholder's guide  49
  shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares of Global Real Estate Fund is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. The minimum investment for Class S Shares of Long/Short Fund is $10,000 per Fund account. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.




50  Janus Adviser Series

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem





                                                         Shareholder's guide  51
  their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from the Funds held for 90 days or less may be subject to the Funds' redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Funds rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with



52  Janus Adviser Series
  changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Funds.

  Certain intermediaries have agreed to charge the Funds' redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Funds'. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Funds'.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, each Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, each Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Funds' redemption fee, the Funds will notify you at least 60 days prior to the effective date of the change.




                                                         Shareholder's guide  53

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a



54  Janus Adviser Series

  Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




                                                         Shareholder's guide  55

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.




56  Janus Adviser Series

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual




                                                         Shareholder's guide  57

  Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




58  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Funds (assuming reinvestment of all dividends and distributions).




                                                        Financial highlights  59


GLOBAL REAL ESTATE FUND - CLASS S
----------------------------------------------------------------------------
                                                                Period ended
                                                                   July 31
                                                                  2008(1)


 NET ASSET VALUE, BEGINNING OF PERIOD                               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                         0.12
 Net gain/(loss) on securities (both realized and
     unrealized)                                                    (1.49)

 Total from investment operations                                   (1.37)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                                   --
 Distributions from capital gains                                       --

 Total distributions                                                    --


 NET ASSET VALUE, END OF PERIOD                                      $8.63


 Total return(2)                                                  (13.70)%

 Net assets, end of period (in thousands)                             $434
 Average net assets for the period (in thousands)                     $437
 Ratio of gross expenses to average net assets(3)(4)(5)              1.75%
 Ratio of net expenses to average net assets(3)(6)                   1.75%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                       2.08%
 Portfolio turnover rate(3)                                             8%

----------------------------------------------------------------------------





(1) Period November 28, 2007 (inception date) through July 31, 2008.

(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 6.81% in 2008 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




60  Janus Adviser Series


LONG/SHORT FUND - CLASS S
-------------------------------------------------------------------------------------
                                                                 Years ended July 31
                                                                  2008          2007


 NET ASSET VALUE, BEGINNING OF PERIOD                            $12.69        $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.16          0.09
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 (1.26)          2.65

 Total from investment operations                                (1.10)          2.74

 LESS DISTRIBUTIONS AND OTHER:
 Dividends from net investment income                            (0.02)        (0.05)
 Distributions from capital gains                                (0.06)            --
 Redemption fees                                                   0.01            --

 Total distributions and other                                   (0.07)        (0.05)


 NET ASSET VALUE, END OF PERIOD                                  $11.52        $12.69


 Total return                                                   (8.65)%        27.43%

 Net assets, end of period (in thousands)                       $31,691       $40,590
 Average net assets for the period (in thousands)               $59,260        $6,865
 Ratio of gross expenses to average net
     assets(1)(2)(3)(4)                                           3.66%         3.99%
 Ratio of net expenses to average net assets(5)(6)                3.66%         3.98%
 Ratio of net investment income/(loss) to average net
     assets                                                       0.30%         1.67%
 Portfolio turnover rate                                           156%           94%

-------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The ratio was 4.42% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(3) Without the recoupment of expenses, the ratio would have been 3.61% in 2008.


(4) The expense ratio includes dividends on short positions and stock loan fees. The ratio would be 2.96% in 2008 and 2.25% in 2007, without the inclusion of dividends on short positions.

(5) The expense ratio reflects expenses after any expense offset arrangements.

(6) The expense ratio includes dividends on short positions. The ratio would be 2.96% in 2008 and 2.24% in 2007, without the inclusion of dividends on short positions.





                                                        Financial highlights  61

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


62  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  63
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




64  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  65

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



66  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  67
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




68  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  69

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687

           The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 BOND
                                   Janus Adviser Flexible Bond Fund


                                   Janus Adviser High-Yield Fund

                                 MONEY MARKET
                                   Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes three portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.



              Each Fund in this Prospectus, with the exception of Janus Adviser Money Market Fund, currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Janus Adviser Money Market Fund currently offers three classes of shares (Class A Shares, Class C Shares, and Class S Shares). Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Bond Funds
    Janus Adviser Flexible Bond Fund.................     2
    Janus Adviser High-Yield Fund....................     8
  Money Market Fund
    Janus Adviser Money Market Fund..................    13

FEES AND EXPENSES....................................    16

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Bond Funds.........................................    20
    Frequently asked questions about principal
    investment strategies............................    20
    Risks............................................    22
    Frequently asked questions about certain risks...    23
    General portfolio policies.......................    26
  Money Market Fund..................................    31

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    35
  Payments to Financial Intermediaries by Janus
  Capital or its affiliates..........................    35
  Management expenses................................    37
  Investment personnel...............................    39

OTHER INFORMATION....................................    42

DISTRIBUTIONS AND TAXES..............................    47

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    51
  Choosing a share class.............................    53
  Distribution, servicing, and administrative,
  networking, or omnibus positioning fees............    54
  Purchases..........................................    56
  Exchanges..........................................    60
  Redemptions........................................    61
  Excessive trading..................................    63
  Shareholder communications.........................    67

FINANCIAL HIGHLIGHTS.................................    69

GLOSSARY OF INVESTMENT TERMS.........................    76

EXPLANATION OF RATING CATEGORIES.....................    84






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER FLEXIBLE BOND FUND

  Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  The Fund may invest no more than 20% of its total assets in bank loans.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes,


2  Janus Adviser Series
  including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher




                                                          Risk/return summary  3
  costs associated with increased portfolio turnover may offset gains in the Fund's performance.



  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2007, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and Janus Aspen Series - Flexible Bond Portfolio (formerly named Flexible Income Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and




4  Janus Adviser Series
  the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class A Shares and Class C Shares was calculated using the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  5

  FLEXIBLE BOND FUND - CLASS C



   Annual returns for periods ended 12/31
          7.74%     0.16%     5.51%     6.39%     8.96%     5.49%     3.16%     0.94%     3.32%     6.00%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  3rd-2002 5.49%     Worst Quarter:  2nd-2004 (3.16)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 0.71%.




                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                     1 year(1)    5 years    10 years         (9/13/93)
  Class C Shares
    Return Before Taxes                                4.98%       3.77%       4.73%            5.86%
    Return After Taxes on Distributions                3.52%       2.30%       2.98%            3.95%
    Return After Taxes on Distributions and Sale
       of Fund Shares(2)                               3.21%       2.39%       2.99%            3.87%
  Class A Shares(3)                                    1.73%       3.44%       4.93%            6.42%
  Lehman Brothers Aggregate Bond Index(4)              6.97%       4.42%       5.97%            6.08%
    (reflects no deduction for expenses, fees, or
       taxes)






  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.

  (4) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.



  After-tax returns are calculated using distributions for the Fund's Class C Shares for the period September 30, 2002 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2002; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class C Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown



6  Janus Adviser Series
  above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.




                                                          Risk/return summary  7

JANUS ADVISER HIGH-YIELD FUND

  High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
  HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective.

  The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities. Due to the nature of securities in which the Fund invests, it may have relative high portfolio turnover compared to other funds.



  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.


  The Fund may invest no more than 20% of its total assets in bank loans.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes,




8  Janus Adviser Series
  including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank




                                                          Risk/return summary  9
  loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




10  Janus Adviser Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class A Shares and Class C Shares of the Fund commenced operations on August 1, 2005. The performance shown for Class A Shares and Class C Shares reflects the fees and expenses of Class A Shares and Class C Shares, respectively, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  11

  HIGH-YIELD FUND - CLASS C



   Annual returns for periods ended 12/31
                                                                                          9.99%     0.63%
                                                                                          2006      2007

   Best Quarter:  4th-2006 3.91%     Worst Quarter:  4th-2007 (1.35)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (7.26)%.



                                           Average annual total return for periods ended 12/31/07
                                           ------------------------------------------------------
                                                                                  Since Inception
                                                                     1 year(1)        (8/1/05)
  Class C Shares
    Return Before Taxes                                               (0.32)%          4.09%
    Return After Taxes on Distributions                               (2.59)%          1.89%
    Return After Taxes on Distributions and Sale of Fund Shares(2)    (0.16)%          2.23%
  Class A Shares(3)                                                   (3.31)%          2.82%
  Lehman Brothers High-Yield Bond Index(4)                              1.87%          5.54%
    (reflects no deduction for expenses, fees, or taxes)






  (1) Calculated to include contingent deferred sales charge applicable to Class C Shares.
  (2) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.
  (3) Calculated assuming maximum permitted sales loads. Return is before taxes.

  (4) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.



  After-tax returns are calculated using distributions for the Fund's Class C Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.


  After-tax returns are only shown for Class C Shares of the Fund. After-tax returns for Class A Shares will vary from those shown for Class C Shares due to varying sales charges and expenses among the classes.





12  Janus Adviser Series

JANUS ADVISER MONEY MARKET FUND

  Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The Fund also intends to invest in repurchase agreements.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less

MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.





                                                         Risk/return summary  13

  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION


  The following information provides some indication of the risks of investing in Money Market Fund by showing how the Fund's performance has varied over time. The Fund's Class A Shares and Class C Shares commenced operations on September 30, 2004 and September 30, 2002, respectively. The performance shown on the following page for Class C Shares reflects the performance of the Fund's Class C Shares from September 30, 2002 to December 31, 2007, the performance of Class S Shares from August 1, 2000 to September 30, 2002, and the historical performance of other classes of shares and Janus Aspen
  Series - Money Market Portfolio (the "predecessor fund") for periods prior to August 1, 2000, as explained below. The performance shown for Class A Shares reflects the performance of the Fund's Class A Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and the predecessor fund for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class A Shares and Class C Shares was calculated using the fees and expenses of Class A Shares and Class C Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class A Shares and Class C Shares reflects the fees and expenses of each respective class, net of any fee and expense limitations or waivers.




14  Janus Adviser Series

  The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they sell Shares of the Fund. If sales charges were included, the returns would be lower. The table shows how the Shares' returns over different periods average out. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.

  MONEY MARKET FUND(1) - CLASS C



   Annual returns for periods ended 12/31
          4.21%     3.85%     5.18%     2.71%     0.56%     0.68%     0.94%     2.87%     4.68%     4.84%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.36%     Worst Quarter:  3rd-2002 0.09%






  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 1.73%.




                                  Average annual total return for periods ended 12/31/07
                                  ------------------------------------------------------
                                                                      Since Inception of
                                                                       Predecessor Fund
                                        1 year   5 years   10 years        (5/1/95)
  Class C Shares
    Return Before Taxes                  4.84%    2.79%      3.04%           3.26%
  Class A Shares
    Return Before Taxes                  4.83%    2.53%      3.01%           3.30%

                                        ------------------------------------------------





  (1) Class A Shares performance differs due to different expenses.



  The 7-day yield for the Fund's Class C Shares on December 31, 2007 was 4.42%.



  The 7-day yield for the Fund's Class A Shares on December 31, 2007 was 4.41%.





                                                         Risk/return summary  15

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




16  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)
      Bond Funds...............................................................   4.75%(2)   N/A
      Money Market Fund(3).....................................................   N/A        N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase
   price or redemption proceeds)...............................................   None(4)    1.00%(5)




------------------------------------------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                         Distribution/                 Acquired   Total Annual              Net Annual
                                            Service                    Fund(9)        Fund                     Fund
                            Management      (12b-1)         Other      Fees and    Operating     Expense    Operating
                              Fee(6)        Fees(7)      Expenses(8)   Expenses   Expenses(10)   Waivers   Expenses(10)
 BOND
  Flexible Bond Fund -
      Class A                 0.50%          0.25%          0.45%       0.00%        1.20%        0.39%       0.81%
      Class C                 0.50%          1.00%          0.49%       0.00%        1.99%        0.43%       1.56%
  High-Yield Fund -
      Class A                 0.65%          0.25%          5.91%       0.01%        6.82%        5.62%       1.20%
      Class C                 0.65%          1.00%          5.94%       0.01%        7.60%        5.65%       1.95%
 MONEY MARKET
  Money Market Fund(11) -
      Class A                 0.25%          0.25%          1.33%         NA         1.83%         N/A        1.83%
      Class C                 0.25%          0.25%(12)      1.39%         NA         1.89%         N/A        1.89%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (3) Class A Shares and Class C Shares of Money Market Fund are not available for initial purchase, only for exchanges.
 (4) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (5) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (6) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.
 (7) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (8) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


--------------------------------------------------------------------------------




                                                         Risk/return summary  17

--------------------------------------------------------------------------------

  (9) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (10) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.



 (11) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

 (12) Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Money Market Fund from 1.00% on Class C Shares to 0.25%. This waiver will continue until at least December 1, 2009.


--------------------------------------------------------------------------------




18  Janus Adviser Series

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in each Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

--------------------------------------------------------------------------------


 IF CLASS A SHARES ARE REDEEMED:             1 Year(1)(2)     3 Years(1)(3)    5 Years(1)(3)   10 Years(1)(3)
                                            -----------------------------------------------------------------
 BOND
   Flexible Bond Fund - Class A                 $   591          $   838          $ 1,103          $ 1,860
   High-Yield Fund - Class A                    $ 1,119          $ 2,371          $ 3,578          $ 6,410
 MONEY MARKET
   Money Market Fund - Class A                  $   186          $   576          $   990          $ 2,148



--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE REDEEMED:               1 Year(4)       3 Years(3)       5 Years(3)       10 Years(3)
                                            -----------------------------------------------------------------
 BOND
   Flexible Bond Fund - Class C                 $   302          $   624          $ 1,073          $ 2,317
   High-Yield Fund - Class C                    $   850          $ 2,192          $ 3,561          $ 6,682
 MONEY MARKET
   Money Market Fund - Class C                  $   367          $   820          $ 1,400          $ 2,973



--------------------------------------------------------------------------------


 IF CLASS A SHARES ARE NOT REDEEMED:         1 Year(1)(3)     3 Years(1)(3)    5 Years(1)(3)   10 Years(1)(3)
                                            -----------------------------------------------------------------

 BOND
   Flexible Bond Fund - Class A                 $   591          $   838          $ 1,103          $ 1,860
   High-Yield Fund - Class A                    $ 1,119          $ 2,371          $ 3,578          $ 6,410
 MONEY MARKET
   Money Market Fund - Class A                  $   186          $   576          $   990          $ 2,148



--------------------------------------------------------------------------------


 IF CLASS C SHARES ARE NOT REDEEMED:           1 Year(3)       3 Years(3)       5 Years(3)       10 Years(3)
                                            -----------------------------------------------------------------
 BOND
   Flexible Bond Fund - Class C                 $   202          $   624          $ 1,073          $ 2,317
   High-Yield Fund - Class C                    $   750          $ 2,192          $ 3,561          $ 6,682
 MONEY MARKET
   Money Market Fund - Class C                  $   267          $   820          $ 1,400          $ 2,973




--------------------------------------------------------------------------------
 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for all Funds except Money Market Fund, which is only available through an exchange from another Fund and not available for initial purchase. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (3) Contingent deferred sales charge is not applicable.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.
--------------------------------------------------------------------------------



                                                         Risk/return summary  19

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


BOND FUNDS

  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

2. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.


3. WHAT ARE BANK LOANS?



  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Floating rate loans often involve borrowers


20  Janus Adviser Series
  whose financial conditions are troubled or uncertain and companies that are highly leveraged.



  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.



  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may have many claims by other lenders against the same collateral.



  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.



  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.



  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading assignments and participations to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.





                                   Principal investment strategies and risks  21

4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

5. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS MEANT BY "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

7. WHAT IS MEANT BY "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

RISKS


  Because the Funds invest substantially all of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit or default risks, and interest rate increases. The Funds' performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.





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

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid



                                   Principal investment strategies and risks  23
  secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

  Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing



24  Janus Adviser Series
  in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the



                                   Principal investment strategies and risks  25
  use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

6. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take




26  Janus Adviser Series
  positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.



  Due to the nature of the securities in which Flexible Bond Fund and High-Yield Fund invest, these Funds may have relatively high portfolio turnover compared to other funds.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions




                                   Principal investment strategies and risks  27
  with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - equity securities

  - other debt securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis



  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations




28  Janus Adviser Series

  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access



                                   Principal investment strategies and risks  29
  to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."






30  Janus Adviser Series

MONEY MARKET FUND

  This section takes a closer look at Money Market Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  The Fund is subject to certain specific Securities and Exchange Commission ("SEC") rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

  Money Market Fund invests primarily in:

  - high quality debt obligations
  - obligations of financial institutions

  The Fund may also invest (to a lesser degree) in:

  - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - municipal securities
  - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment
  - repurchase agreements

  DEBT OBLIGATIONS

  The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

  - commercial paper
  - notes and bonds
  - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)
  - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws




                                   Principal investment strategies and risks  31

  OBLIGATIONS OF FINANCIAL INSTITUTIONS

  Examples of obligations of financial institutions include:

  - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

  - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

  - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

  An economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. The Fund may focus its investments in this sector, which increases the risk of your investment.

  A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Fund.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.


COMMON INVESTMENT TECHNIQUES



  The following is a description of other investment techniques that Money Market Fund may use. The use of these investment techniques has risks including, but not limited to, the risks that the Fund's yield may decrease, or the Fund's ability to maintain a stable net asset value may be impacted. As a result, you could lose money.


  PARTICIPATION INTERESTS
  A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.




32  Janus Adviser Series

  DEMAND FEATURES
  Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

  Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

  VARIABLE AND FLOATING RATE SECURITIES
  The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Such securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.





                                   Principal investment strategies and risks  33

  REPURCHASE AGREEMENTS
  Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

  If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recover may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





34  Janus Adviser Series

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MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                     Management of the Funds  35
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




36  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.




  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).




  The rate shown below is a fixed rate based on each Fund's average daily net assets.



                                                     Contractual        Actual Investment
                                 Average Daily       Investment     Advisory Fee(1) (%) (for
                                  Net Assets      Advisory Fee (%)    the fiscal year ended
  Fund Name                         of Fund         (annual rate)        July 31, 2008)
--------------------------------------------------------------------------------------------
BOND
  Flexible Bond Fund          First $300 Million        0.50                  0.09
                               Over $300 Million        0.40
  High-Yield Fund             First $300 Million        0.65                  0.00(2)
                               Over $300 Million        0.55
MONEY MARKET
  Money Market Fund(3)         All Asset Levels         0.25                  0.00(2)
--------------------------------------------------------------------------------------------




(1) Janus Capital has agreed to limit each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.




(2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.


(3) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary




                                                     Management of the Funds  37
    expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.


  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Flexible Bond Fund                                      0.55
  High-Yield Fund                                         0.90
--------------------------------------------------------------------------









38  Janus Adviser Series

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


FLEXIBLE BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.



HIGH-YIELD FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.



    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser High-Yield Fund, which he has managed or co-managed since inception. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.



    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.





                                                     Management of the Funds  39

MONEY MARKET FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Money Market Fund, which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.


    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Money Market Fund, which he has managed or co-managed since January 2001. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the portfolio managers is included in the SAI.




40  Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS

  JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE

  The following chart shows the historical performance of the Janus High-Yield Composite (the "Composite"). The accounts in the Composite are managed by Gibson Smith and Darrell Watters and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.



  As of September 30, 2008, the Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $1.3 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio managers, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.

  In addition, shareholders of Class A Shares of the Fund may be subject to certain sales charges upon purchases and/or a deferred sales charge upon certain redemptions, and shareholders of Class C Shares may be subject to a deferred sales charge upon certain redemptions. These are not payable by non-mutual fund accounts in the Composite, if applicable. If non-mutual fund accounts had been subject to these sales charges, then the performance of the Composite for the periods shown may have been lower.




                                      Average annual total return for periods ended 09/30/08
                                      ------------------------------------------------------
                                                  1 year      5 years     Since Inception(1)
  Janus High-Yield Composite(2)                   (9.21)%      3.37%             6.23%
  Lehman Brothers High-Yield Bond Index(3)       (11.24)%      4.38%             5.30%

                                               ---------------------------------------------




  (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.

  (2) Gibson Smith has managed or co-managed the Composite since December 5, 2003. Darrell Watters has co-managed the Composite since July 1, 2008.


  (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.






                                                     Management of the Funds  41

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Funds, with the exception of Money Market Fund, currently offer five classes of shares. Janus Adviser Money Market Fund currently offers three classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  TEMPORARY GUARANTEE PROGRAM


  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Money Market Fund, in the Program through December 18, 2008.



  Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.



  The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following: (1) the Program protects only shareholders of record as of September 19, 2008; (2) for each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event; (3) a Fund must be in liquidation to trigger payments to shareholders from the Program; and (4) the Program will be funded with the assets available to the ESF.



  The Treasury Department has stated that the ESF has approximately $50 billion of assets available to it, and the Secretary of the Treasury Department (the "Secretary") reserves the right to use the assets of the ESF for purposes other than the Program.



42  Janus Adviser Series

  In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to shareholders through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.



  The initial term of the Program expires on December 18, 2008. The Secretary has the option to extend the program after that date, but only up to the close of business on September 18, 2009. The Program will terminate at the end of the initial three-month period, unless the Secretary extends it. If the Program is extended, in order to maintain coverage, a Fund would have to renew its participation in the Program after each extension and pay an additional fee. If a Fund does not elect to continue to participate, or becomes ineligible to participate in the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.



  The cost to a Fund of participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost may reduce the yield on the Fund. The upfront cost of participating in the Program for the initial three-month coverage period was 0.01% of the net assets of the Fund as of September 18, 2008 and is not reflected in the fee table of the Funds' current prospectus.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.



  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.





                                                           Other information  43

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini



44  Janus Adviser Series
  and Steinberg cases (actions (i) and (ii) above) except certain claims under
  Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.





                                                           Other information  45

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




46  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

FUNDS OTHER THAN MONEY MARKET FUND

  DISTRIBUTION SCHEDULE


  Income dividends for the Funds are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

                                                     Distributions and taxes  47

  December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

MONEY MARKET FUND

  For Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.

  For your convenience, Fund distributions of net investment income are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.




48  Janus Adviser Series

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their



                                                     Distributions and taxes  49
  transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




50  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.


  Securities held by the Funds other than Money Market Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less (such as Money Market Fund's portfolio securities) are valued at amortized cost, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of Money Market Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting

                                                         Shareholder's guide  51
  the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


  If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.



  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for



52  Janus Adviser Series
  such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS


  The Funds have five classes of shares, with the exception of Money Market Fund, which has three classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares, Class R Shares, and Class S Shares are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:


  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




                                                         Shareholder's guide  53

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:


  Class A Shares
  Initial sales charge on purchases          Up to 4.75%(1)
  - Reduction of initial sales charge for
    purchases of $50,000 or more
  - Initial sales charge waived for
    purchases of $1 million or more

  Deferred sales charge (CDSC)               None except on certain redemptions of
                                             Shares purchased without an initial
                                             sales charge(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           None
  Minimum aggregate account balance          None
  12b-1 fee                                  Up to 0.25% annual distribution fee;
                                             lower annual operating expenses than
                                             Class C Shares because of lower 12b-1
                                             fee



  (1) May be waived under certain circumstances.


  Class C Shares
  Initial sales charge on purchases          None
  Deferred sales charge (CDSC)               1.00% on Shares redeemed within 12
                                             months of purchase(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           $500,000
  Minimum aggregate account balance          None
  12b-1 fee                                  1.00% annual fee (up to 0.75%
                                             distribution fee and up to 0.25%
                                             shareholder servicing fee); higher
                                             annual operating expenses than Class A
                                             Shares because of higher 12b-1 fee



  (1) May be waived under certain circumstances.



DISTRIBUTION, SERVICING, AND ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES


  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:




54  Janus Adviser Series

                                     12b-1 Fee for all Funds    12b-1 Fee for Money
Class                               except Money Market Fund        Market Fund
-----------------------------------------------------------------------------------
Class A Shares                                0.25%                    0.25%
Class C Shares                                1.00%(1)                 0.25%(2)



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.

  (2) Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by Money Market Fund from 1.00% on Class C Shares to 0.25%. This waiver will continue until at least December 1, 2009.


  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


  ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by each class of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.





                                                         Shareholder's guide  55

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. (Class A Shares and Class C Shares of Money Market Fund are not available as an option for initial investments.) Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap



56  Janus Adviser Series
  programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Funds reserve the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price



                                                         Shareholder's guide  57
  and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  BOND FUNDS
  Under $50,000                                     4.75%              4.99%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None


  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares;
  (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.




58  Janus Adviser Series

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.




                                                         Shareholder's guide  59

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.


  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

  You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds' shares, free of charge, and in a clear and prominent format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you



60  Janus Adviser Series
    engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds' Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

  MONEY MARKET FUND
  You may purchase Class A Shares or Class C Shares of Money Market Fund only through an exchange from Class A Shares and Class C Shares of another Fund. A CDSC may apply if you purchase Class A Shares of a non-money market fund without an initial sales charge and then redeem Class A Shares of Money Market Fund within 12 months of purchase. A CDSC will apply if you redeem your Class C Shares of Money Market Fund within 12 months of your original purchase of Class C Shares. For more information about the CDSC, please refer to "Redemptions."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed




                                                         Shareholder's guide  61
  beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless



62  Janus Adviser Series
  any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If a Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or



                                                         Shareholder's guide  63
  control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain Funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries



64  Janus Adviser Series
  that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements



                                                         Shareholder's guide  65
  in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders.



66  Janus Adviser Series

    These reports (i) are available on the SEC's website at http://www.sec.gov;
    (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings are generally posted under the Characteristics tab of each fund at www.janus.com/info approximately two business days (six business days for money market funds) after the end of the following applicable periods: non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag; money market funds' portfolio holdings are generally available monthly with no lag.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you



                                                         Shareholder's guide  67
  have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




68  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A Shares and Class C Shares of the Funds (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  69


FLEXIBLE BOND FUND - CLASS A
------------------------------------------------------------------------------------------------------
                                                                   Years or Period ended July 31
                                                               2008       2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $11.68     $11.64     $12.12      $12.53

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.52       0.57       0.52        0.43
 Net gain/(loss) on securities (both realized and
     unrealized)                                                0.28       0.03     (0.38)      (0.24)

 Total from investment operations                               0.80       0.60       0.14        0.19

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.52)     (0.56)     (0.52)      (0.44)
 Distributions from capital gains                                 --         --     (0.10)      (0.16)

 Total distributions                                          (0.52)     (0.56)     (0.62)      (0.60)


 NET ASSET VALUE, END OF PERIOD                               $11.96     $11.68     $11.64      $12.12


 Total return(2)                                               6.94%      5.24%      1.16%       1.90%

 Net assets, end of period (in thousands)                    $15,208     $1,461       $984         $76
 Average net assets for the period (in thousands)             $8,853     $1,407       $265         $27
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                        0.81%      0.80%      0.81%       0.81%
 Ratio of net expenses to average net assets(3)(7)             0.80%      0.80%      0.80%       0.80%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                 4.20%      4.79%      4.39%       3.93%
 Portfolio turnover rate(3)(8)                                  149%       147%       140%        186%
------------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.20% in 2008, 1.19% in 2007, 1.43% in 2006, and 1.02% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.

(8) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% in 2007, 142% in 2006, and 195% in 2005.





70  Janus Adviser Series

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

HIGH-YIELD FUND - CLASS A
---------------------------------------------------------------------------------------------
                                                                    Years ended July 31
                                                              2008         2007         2006

 NET ASSET VALUE, BEGINNING OF PERIOD                         $9.56        $9.74       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.71         0.72         0.62
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (0.66)       (0.18)       (0.26)

 Total from investment operations                              0.05         0.54         0.36

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.71)       (0.72)       (0.62)
 Distributions from capital gains                            (0.02)           --           --

 Total distributions                                         (0.73)       (0.72)       (0.62)


 NET ASSET VALUE, END OF PERIOD                               $8.88        $9.56        $9.74


 Total return                                                 0.34%        5.49%        3.71%

 Net assets, end of period (in thousands)                    $1,245       $1,241         $841
 Average net assets for the period (in thousands)            $1,183         $902         $708
 Ratio of gross expenses to average net assets(1)(2)          1.19%        1.19%        1.27%
 Ratio of net expenses to average net assets(3)               1.15%        1.15%        1.24%
 Ratio of net investment income/(loss) to average net
     assets                                                   7.60%        7.22%        6.39%
 Portfolio turnover rate                                       134%         117%         162%
---------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 6.81% in 2008, 6.49% in 2007, and 11.08% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  71


MONEY MARKET FUND - CLASS A
-----------------------------------------------------------------------------------------------------
                                                                   Years or Period ended July 31
                                                              2008       2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00      $1.00      $1.00       $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.03       0.05       0.04        0.02
 Net gain/(loss) on securities                                   --         --         --          --

 Total from investment operations                              0.03       0.05       0.04        0.02

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.03)     (0.05)     (0.04)      (0.02)
 Distributions from capital gains                                --         --         --          --

 Total distributions                                         (0.03)     (0.05)     (0.04)      (0.02)


 NET ASSET VALUE, END OF PERIOD                               $1.00      $1.00      $1.00       $1.00


 Total return(2)                                              3.40%      4.95%      4.06%       1.78%

 Net assets, end of period (in thousands)                    $2,693       $148       $196         $10
 Average net assets for the period (in thousands)              $633       $258        $22         $11
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                       0.63%      0.61%      0.69%       0.62%
 Ratio of net expenses to average net assets(3)(7)            0.61%      0.61%      0.61%       0.61%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                3.02%      4.84%      4.53%       2.15%
-----------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class A Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.83% in 2008, 1.94% in 2007, 2.41% in 2006, and 1.59% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.





72  Janus Adviser Series

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

FLEXIBLE BOND FUND - CLASS C
-------------------------------------------------------------------------------------------------------------
                                                                            Years ended July 31
                                                               2008      2007      2006      2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                         $11.64    $11.60    $12.08    $12.30     $12.41

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.42      0.48      0.43      0.39       0.47
 Net gain/(loss) on securities (both realized and
     unrealized)                                                0.28      0.03    (0.38)    (0.01)       0.02

 Total from investment operations                               0.70      0.51      0.05      0.38       0.49

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.42)    (0.47)    (0.43)    (0.44)     (0.42)
 Distributions from capital gains                                 --        --    (0.10)    (0.16)     (0.18)

 Total distributions                                          (0.42)    (0.47)    (0.53)    (0.60)     (0.60)


 NET ASSET VALUE, END OF PERIOD                               $11.92    $11.64    $11.60    $12.08     $12.30


 Total return                                                  6.16%     4.45%     0.42%     3.37%      3.91%

 Net assets, end of period (in thousands)                    $12,294    $4,366    $4,433    $5,561     $9,798
 Average net assets for the period (in thousands)             $6,493    $4,168    $4,744    $7,787    $14,662
 Ratio of gross expenses to average net assets(1)(2)(3)        1.56%     1.55%     1.55%     1.55%      1.69%
 Ratio of net expenses to average net assets(4)                1.55%     1.55%     1.55%     1.55%      1.69%
 Ratio of net investment income/(loss) to average net
     assets                                                    3.48%     4.02%     3.44%     3.20%      3.29%
 Portfolio turnover rate(5)                                     149%      147%      140%      186%       160%
-------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 1.99% in 2008, 1.93% in 2007, 1.88% in 2006, 1.84% in 2005,
    and 1.80% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.

(5) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% in 2007, 142% in 2006, and 195% in 2005.





                                                        Financial highlights  73


HIGH-YIELD FUND - CLASS C
-----------------------------------------------------------------------------------------------
                                                                      Years ended July 31
                                                                  2008        2007        2006

 NET ASSET VALUE, BEGINNING OF PERIOD                             $9.56       $9.73      $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                      0.64        0.65        0.54
 Net gain/(loss) on securities (both realized and
     unrealized)                                                 (0.67)      (0.17)      (0.27)

 Total from investment operations                                (0.03)        0.48        0.27

 LESS DISTRIBUTIONS:
 Dividends from net investment income                            (0.64)      (0.65)      (0.54)
 Distributions from capital gains                                (0.02)          --          --

 Total distributions                                             (0.66)      (0.65)      (0.54)


 NET ASSET VALUE, END OF PERIOD                                   $8.87       $9.56       $9.73


 Total return                                                   (0.51)%       4.80%       2.85%

 Net assets, end of period (in thousands)                          $928        $913        $664
 Average net assets for the period (in thousands)                  $906        $790        $626
 Ratio of gross expenses to average net assets(1)(2)              1.94%       1.94%       2.02%
 Ratio of net expenses to average net assets(3)                   1.90%       1.90%       1.99%
 Ratio of net investment income/(loss) to average net
     assets                                                       6.82%       6.48%       5.58%
 Portfolio turnover rate                                           134%        117%        162%
-----------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 7.59% in 2008, 7.22% in 2007, and 12.24% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The expense ratio reflects expenses after any expense offset arrangements.




74  Janus Adviser Series


MONEY MARKET FUND - CLASS C
-----------------------------------------------------------------------------------------------------------
                                                                           Years ended July 31
                                                              2008      2007      2006      2005      2004


 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00     $1.00     $1.00     $1.00     $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.03      0.05      0.04      0.02      0.01
 Net gain/(loss) on securities                                   --        --        --        --        --

 Total from investment operations                              0.03      0.05      0.04      0.02      0.01

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.03)    (0.05)    (0.04)    (0.02)    (0.01)
 Distributions from capital gains                                --        --        --        --        --

 Total distributions                                         (0.03)    (0.05)    (0.04)    (0.02)    (0.01)


 NET ASSET VALUE, END OF PERIOD                               $1.00     $1.00     $1.00     $1.00     $1.00


 Total return                                                 3.41%     4.95%     4.06%     1.95%     0.62%

 Net assets, end of period (in thousands)                    $1,974      $221      $231       $10       $37
 Average net assets for the period (in thousands)              $835      $344       $57       $26       $67
 Ratio of gross expenses to average net assets(1)(2)(3)       0.62%     0.61%     0.64%     0.61%     0.61%
 Ratio of net expenses to average net assets(4)               0.61%     0.61%     0.61%     0.61%     0.61%
 Ratio of net investment income/(loss) to average net
     assets                                                   3.11%     4.84%     4.57%     1.72%     0.59%
-----------------------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 2.64% in 2008, 2.65% in 2007, 3.44% in 2006, 2.22% in 2005,
    and 1.82% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  75

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


76  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  77
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




78  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  79

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



80  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  81
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




82  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  83

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------

  Investment Grade
  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.
  AA.......................  High quality; very strong capacity to pay principal and interest.
  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade
  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.
  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.
  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.
  CC.......................  Currently highly vulnerable to nonpayment.
  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.
  D........................  In default.





84  Janus Adviser Series

FITCH, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.
  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.
  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade
  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
  CCC......................  May indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
  CC.......................  May indicate distressed or defaulted obligations with average or below average levels of recovery.
  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
  D........................  In default.






                                            Explanation of rating categories  85

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  Aaa......................  Highest quality, smallest degree of investment risk.
  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.
  A........................  Upper to medium-grade obligations; many favorable investment attributes.
  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade
  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.
  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.
  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




86  Janus Adviser Series

SECURITIES HOLDINGS BY RATING CATEGORY


  During the fiscal period ended July 31, 2008, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:




  FLEXIBLE BOND FUND
  -----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                  61.3%
   AA                                                    6.8%
   A                                                     5.6%
   BBB                                                  11.6%
   BB                                                    6.1%
   B                                                     2.5%
   CCC                                                   0.0%
   CC                                                    0.0%
   C                                                     0.0%
   Not Rated                                             4.1%
   Preferred Stock                                       0.0%
   Cash and Options                                      2.0%
   TOTAL                                              100.00%
  -----------------------------------------------------------









  HIGH-YIELD FUND
  -----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                   0.0%
   AA                                                    0.2%
   A                                                     0.0%
   BBB                                                   6.6%
   BB                                                   25.8%
   B                                                    46.2%
   CCC                                                   8.1%
   CC                                                    0.0%
   C                                                     0.0%
   Not Rated                                             7.4%
   Preferred Stock                                       0.1%
   Cash and Options                                      5.6%
   TOTAL                                              100.00%
  -----------------------------------------------------------








                                            Explanation of rating categories  87

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90

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                                                                              91

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92

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)

                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 BOND
                                   Janus Adviser Flexible Bond Fund


                                   Janus Adviser High-Yield Fund

                                 MONEY MARKET
                                   Janus Adviser Money Market Fund

                              JANUS ADVISER SERIES
                                 CLASS S SHARES

                                   Prospectus

    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes three portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.



              Each Fund in this Prospectus, with the exception of Janus Adviser Money Market Fund, currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Janus Adviser Money Market Fund currently offers three classes of shares (Class A Shares, Class C Shares, and Class S Shares). Only Class S Shares (the "Shares"), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Bond Funds
    Janus Adviser Flexible Bond Fund.................     2
    Janus Adviser High-Yield Fund....................     7
  Money Market Fund
    Janus Adviser Money Market Fund..................    12

FEES AND EXPENSES....................................    15

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Bond Funds.........................................    18
    Frequently asked questions about principal
    investment strategies............................    18
    Risks............................................    20
    Frequently asked questions about certain risks...    21
    General portfolio policies.......................    24
  Money Market Fund..................................    29

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    33
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    33
  Management expenses................................    35
  Investment personnel...............................    37

OTHER INFORMATION....................................    40

DISTRIBUTIONS AND TAXES..............................    45

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    49
  Distribution and service fees......................    51
  Purchases..........................................    52
  Exchanges..........................................    53
  Redemptions........................................    53
  Redemption fee.....................................    55
  Excessive trading..................................    56
  Shareholder communications.........................    60

FINANCIAL HIGHLIGHTS.................................    61

GLOSSARY OF INVESTMENT TERMS.........................    65

EXPLANATION OF RATING CATEGORIES.....................    73






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER FLEXIBLE BOND FUND

  Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  The Fund may invest no more than 20% of its total assets in bank loans.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes,


2  Janus Adviser Series
  including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.




MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher




                                                          Risk/return summary  3
  costs associated with increased portfolio turnover may offset gains in the Fund's performance.



  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - Flexible Bond Portfolio (formerly named Flexible Income Portfolio) (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S



4  Janus Adviser Series

  Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  5

  FLEXIBLE BOND FUND - CLASS S


   Annual returns for periods ended 12/31
          8.58%     0.90%     6.10%     7.20%     9.70%     6.01%     3.68%     1.44%     3.79%     6.63%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  3rd-2002 5.61%     Worst Quarter:  2nd-2004 (3.03)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 1.02%.



                                                      Average annual total return for periods ended 12/31/07
                                                      ------------------------------------------------------
                                                                                           Since Inception
                                                                                         of Predecessor Fund
                                                           1 year   5 years   10 years        (9/13/93)
  Class S Shares
    Return Before Taxes                                     6.63%    4.29%      5.37%           6.55%
    Return After Taxes on Distributions                     4.97%    2.64%      3.50%           4.53%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            4.27%    2.73%      3.47%           4.41%
  Lehman Brothers Aggregate Bond Index(2)                   6.97%    4.42%      5.97%           6.08%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ---------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.



  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to December 31, 2007; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class S Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




6  Janus Adviser Series

JANUS ADVISER HIGH-YIELD FUND

  High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
  HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective.

  The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities. Due to the nature of securities in which the Fund invests, it may have relative high portfolio turnover compared to other funds.



  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.


  The Fund may invest no more than 20% of its total assets in bank loans.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes,




                                                          Risk/return summary  7
  including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.




MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank




8  Janus Adviser Series
  loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.




  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                          Risk/return summary  9

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class S Shares of the Fund commenced operations on August 1, 2005. The performance shown reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




10  Janus Adviser Series

  HIGH-YIELD FUND - CLASS S


   Annual returns for periods ended 12/31
                                                                                         10.42%     1.24%
                                                                                          2006      2007

   Best Quarter:  4th-2006 3.93%     Worst Quarter:  4th-2007 (1.12)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (7.01)%.



                                         Average annual total return for periods ended 12/31/07
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year        (8/1/05)
  Class S Shares
    Return Before Taxes                                                1.24%         4.65%
    Return After Taxes on Distributions                              (1.23)%         2.26%
    Return After Taxes on Distributions and Sale of Fund Shares(1)     0.85%         2.59%
  Lehman Brothers High-Yield Bond Index(2)                             1.87%         5.54%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.


  After-tax returns are calculated using distributions for the Fund's Class S Shares (formerly named Class I Shares). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                         Risk/return summary  11

JANUS ADVISER MONEY MARKET FUND

  Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The Fund also intends to invest in repurchase agreements.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less


MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.





12  Janus Adviser Series

  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in Money Market Fund by showing how the Fund's performance has varied over time.

  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of Janus Aspen Series - Money Market Portfolio (the "predecessor fund") into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance shown for certain periods prior to the Fund's commencement of Class S Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class S Shares reflects the fees and expenses of Class S Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Shares' returns over different periods average out. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  13

  MONEY MARKET FUND - CLASS S


   Annual returns for periods ended 12/31
          4.85%     4.45%     5.75%     3.33%     1.09%     0.44%     0.69%     2.61%     4.41%     4.57%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.50%               Worst Quarter:  1st-2004 0.08%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 1.52%.



                                                Average annual total return for periods ended 12/31/07
                                                ------------------------------------------------------
                                                                                     Since Inception
                                                                                   of Predecessor Fund
                                               1 year     5 years     10 years           (5/1/95)
  Class S Shares
    Return Before Taxes                         4.57%      2.53%        3.20%             3.40%
                                          ------------------------------------------------------------





  The 7-day yield for the Fund's Class S Shares on December 31, 2007 was 4.17%.





14  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class S Shares do not impose sales charges when you buy or sell the Funds' Class S Shares. However, if you sell Class S Shares of High-Yield Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  15

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee on Shares of High-Yield Fund held for 90 days or less (as a %
   of amount redeemed).........................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)





------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                 Acquired  Total Annual            Net Annual
                                      Distribution                Fund(7)      Fund                   Fund
                          Management     (12b-1)       Other     Fees and    Operating   Expense   Operating
                            Fee(4)       Fees(5)    Expenses(6)  Expenses   Expenses(8)  Waivers  Expenses(8)
 BOND
  Flexible Bond Fund -
      Class S                0.50%        0.25%        0.71%       0.00%       1.46%      0.41%      1.05%
  High-Yield Fund -
      Class S                0.65%        0.25%        6.13%       0.01%       7.04%      5.59%      1.45%
 MONEY MARKET
  Money Market Fund(9) -
      Class S                0.25%        0.25%        1.55%         N/A       2.05%        N/A      2.05%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class S Shares from High-Yield Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.
 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (6) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


--------------------------------------------------------------------------------




16  Janus Adviser Series

--------------------------------------------------------------------------------


 (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


 (9) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.

--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




                                       1 Year   3 Years   5 Years   10 Years
                                       -------------------------------------
 BOND
   Flexible Bond Fund - Class S         $ 149   $   462   $   797    $ 1,746
   High-Yield Fund - Class S            $ 697   $ 2,048   $ 3,345    $ 6,362
 MONEY MARKET
   Money Market Fund - Class S          $ 208   $   643   $ 1,103    $ 2,379




--------------------------------------------------------------------------------




                                                         Risk/return summary  17

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


BOND FUNDS

  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

2. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.


3. WHAT ARE BANK LOANS?



  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Floating rate loans often involve borrowers


18  Janus Adviser Series
  whose financial conditions are troubled or uncertain and companies that are highly leveraged.



  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.



  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may have many claims by other lenders against the same collateral.



  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.



  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.



  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading assignments and participations to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.





                                   Principal investment strategies and risks  19

4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

5. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS MEANT BY "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

7. WHAT IS MEANT BY "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

RISKS


  Because the Funds invest substantially all of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit or default risks, and interest rate increases. The Funds' performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.





20  Janus Adviser Series

  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid



                                   Principal investment strategies and risks  21
  secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

  Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing



22  Janus Adviser Series
  in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the



                                   Principal investment strategies and risks  23
  use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.



6. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.


GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take




24  Janus Adviser Series
  positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER

  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.



  Due to the nature of the securities in which Flexible Bond Fund and High-Yield Fund invest, these Funds may have relatively high portfolio turnover compared to other funds.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions




                                   Principal investment strategies and risks  25
  with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - equity securities

  - other debt securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls



  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations




26  Janus Adviser Series

  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS




  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access



                                   Principal investment strategies and risks  27
  to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





28  Janus Adviser Series

MONEY MARKET FUND

  This section takes a closer look at Money Market Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  The Fund is subject to certain specific Securities and Exchange Commission ("SEC") rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

  Money Market Fund invests primarily in:

  - high quality debt obligations
  - obligations of financial institutions

  The Fund may also invest (to a lesser degree) in:

  - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - municipal securities
  - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment
  - repurchase agreements

  DEBT OBLIGATIONS

  The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

  - commercial paper
  - notes and bonds
  - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)
  - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws




                                   Principal investment strategies and risks  29

  OBLIGATIONS OF FINANCIAL INSTITUTIONS

  Examples of obligations of financial institutions include:

  - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

  - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

  - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

  An economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. The Fund may focus its investments in this sector, which increases the risk of your investment.

  A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Fund.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.


COMMON INVESTMENT TECHNIQUES



  The following is a description of other investment techniques that Money Market Fund may use. The use of these investment techniques has risks including, but not limited to, the risks that the Fund's yield may decrease, or the Fund's ability to maintain a stable net asset value may be impacted. As a result, you could lose money.


  PARTICIPATION INTERESTS
  A participation interest gives Money Market Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.




30  Janus Adviser Series

  DEMAND FEATURES
  Demand features give Money Market Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

  Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of Money Market Fund's investments may be dependent in part on the credit quality of the banks supporting Money Market Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

  VARIABLE AND FLOATING RATE SECURITIES
  The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Money Market Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Such securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.





                                   Principal investment strategies and risks  31

  REPURCHASE AGREEMENTS
  Money Market Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

  If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, Money Market Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


  COUNTERPARTIES




  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recover may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





32  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                     Management of the Funds  33
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




34  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.





  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  The rate shown below is a fixed rate based on each Fund's average daily net assets.




                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
BOND
  Flexible Bond Fund         First $300 Million         0.50                   0.09
                             Over $300 Million          0.40
  High-Yield Fund            First $300 Million         0.65                   0.00(2)
                             Over $300 Million          0.55
MONEY MARKET
  Money Market Fund(3)        All Asset Levels          0.25                   0.00(2)
---------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses, with the exception of Money Market Fund, (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.


  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.





                                                     Management of the Funds  35

  (3) Janus Capital has agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to the extent the Fund's Total Annual Fund Operating Expenses exceed 0.36%. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Capital.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                           Expense Limit Percentage (%)
------------------------------------------------------------------
  Flexible Bond Fund                              0.55
  High-Yield Fund                                 0.90
------------------------------------------------------------------









36  Janus Adviser Series

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


FLEXIBLE BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.



HIGH-YIELD FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.



    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser High-Yield Fund, which he has managed or co-managed since inception. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.



    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.





                                                     Management of the Funds  37

MONEY MARKET FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Money Market Fund, which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.


    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Adviser Money Market Fund, which he has managed or co-managed since January 2001. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.



  Information about the compensation structure, other accounts managed, and the range of ownership of securities for certain of the portfolio managers is included in the SAI.




38  Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS

  JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE


  The following chart shows the historical performance of the Janus High-Yield Composite (the "Composite"). The accounts in the Composite are managed by Gibson Smith and Darrell Watters and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.



  As of September 30, 2008, the Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $1.3 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio managers, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                      Average annual total return for periods ended 09/30/08
                                      ------------------------------------------------------
                                                  1 year      5 years     Since Inception(1)
  Janus High-Yield Composite(2)                   (9.21)%      3.37%             6.23%
  Lehman Brothers High-Yield Bond Index(3)       (11.24)%      4.38%             5.30%

                                               ---------------------------------------------




  (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.

  (2) Gibson Smith has managed or co-managed the Composite since December 5, 2003. Darrell Watters has co-managed the Composite since July 1, 2008.


  (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.






                                                     Management of the Funds  39

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Funds, with the exception of Money Market Fund, currently offer five classes of shares. Janus Adviser Money Market Fund currently offers three classes of shares. Only Class S Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class R Shares, please call 1-800-525-0020.

  TEMPORARY GUARANTEE PROGRAM


  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Money Market Fund, in the Program through December 18, 2008.



  Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.



  The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following: (1) the Program protects only shareholders of record as of September 19, 2008; (2) for each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event; (3) a Fund must be in liquidation to trigger payments to shareholders from the Program; and (4) the Program will be funded with the assets available to the ESF.



  The Treasury Department has stated that the ESF has approximately $50 billion of assets available to it, and the Secretary of the Treasury Department (the "Secretary") reserves the right to use the assets of the ESF for purposes other than the Program.



40  Janus Adviser Series

  In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to shareholders through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.



  The initial term of the Program expires on December 18, 2008. The Secretary has the option to extend the program after that date, but only up to the close of business on September 18, 2009. The Program will terminate at the end of the initial three-month period, unless the Secretary extends it. If the Program is extended, in order to maintain coverage, a Fund would have to renew its participation in the Program after each extension and pay an additional fee. If a Fund does not elect to continue to participate, or becomes ineligible to participate in the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.



  The cost to a Fund of participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost may reduce the yield on the Fund. The upfront cost of participating in the Program for the initial three-month coverage period was 0.01% of the net assets of the Fund as of September 18, 2008 and is not reflected in the fee table of the Funds' current prospectus.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.



  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.





                                                           Other information  41

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini



42  Janus Adviser Series
  and Steinberg cases (actions (i) and (ii) above) except certain claims under
  Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.





                                                           Other information  43

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




44  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

FUNDS OTHER THAN MONEY MARKET FUND

  DISTRIBUTION SCHEDULE


  Income dividends for the Funds are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On

                                                     Distributions and taxes  45

  December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

MONEY MARKET FUND

  For Money Market Fund, dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.

  For your convenience, Fund distributions of net investment income are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.




46  Janus Adviser Series

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their



                                                     Distributions and taxes  47
  transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




48  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds other than Money Market Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less (such as Money Market Fund's portfolio securities) are valued at amortized cost, which approximates market value. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of Money Market Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting

                                                         Shareholder's guide  49
  the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


  If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.


  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for



50  Janus Adviser Series
  such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of a Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Funds.




                                                         Shareholder's guide  51

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.




52  Janus Adviser Series

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial



                                                         Shareholder's guide  53
  intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.





54  Janus Adviser Series

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary



                                                         Shareholder's guide  55
  or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders,



56  Janus Adviser Series
  provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive



                                                         Shareholder's guide  57
  trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading



58  Janus Adviser Series

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  in certain omnibus accounts and other accounts traded through intermediaries.
  Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings are generally posted under the Characteristics tab of each fund at www.janus.com/info approximately two business days (six business days for money market funds) after the end of the following applicable periods: non-money market funds' portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag; money market funds' portfolio holdings are generally available monthly with no lag.


  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.





                                                         Shareholder's guide  59

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




60  Janus Adviser Series

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FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Funds (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  61


FLEXIBLE BOND FUND - CLASS S
---------------------------------------------------------------------------------------------------------------
                                                                            Years ended July 31
                                                              2008       2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                        $11.67     $11.63     $12.12     $12.34     $12.45

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.49       0.54       0.48       0.44       0.53
 Net gain/(loss) on securities (both realized and
     unrealized)                                               0.29       0.04     (0.38)         --       0.02

 Total from investment operations                              0.78       0.58       0.10       0.44       0.55

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.49)     (0.54)     (0.49)     (0.50)     (0.48)
 Distributions from capital gains                                --         --     (0.10)     (0.16)     (0.18)

 Total distributions                                         (0.49)     (0.54)     (0.59)     (0.66)     (0.66)


 NET ASSET VALUE, END OF PERIOD                              $11.96     $11.67     $11.63     $12.12     $12.34


 Total return                                                 6.69%      5.01%      0.86%      3.88%      4.43%

 Net assets, end of period (in thousands)                   $36,735    $38,906    $41,166    $52,701    $70,306
 Average net assets for the period (in thousands)           $36,576    $39,901    $45,954    $60,793    $86,194
 Ratio of gross expenses to average net assets(1)(2)(3)       1.05%      1.05%      1.05%      1.05%      1.19%
 Ratio of net expenses to average net assets(4)               1.05%      1.05%      1.05%      1.05%      1.19%
 Ratio of net investment income/(loss) to average net
     assets                                                   4.04%      4.53%      3.94%      3.71%      3.80%
 Portfolio turnover rate(5)                                    149%       147%       140%       186%       160%
---------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The ratio was 1.46% in 2008, 1.40% in 2007, 1.48% in 2006, 1.24% in 2005,
    and 1.30% in 2004 before waiver of certain fees incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.

(5) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% in 2007, 142% in 2006, and 195% in 2005.







62  Janus Adviser Series

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

HIGH-YIELD FUND - CLASS S
--------------------------------------------------------------------------------------------
                                                                   Years ended July 31
                                                             2008         2007         2006

 NET ASSET VALUE, BEGINNING OF PERIOD                        $9.56        $9.73       $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 0.69         0.70         0.59
 Net gain/(loss) on securities (both realized and
     unrealized)                                            (0.67)       (0.17)       (0.27)

 Total from investment operations                             0.02         0.53         0.32

 LESS DISTRIBUTIONS:
 Dividends from net investment income                       (0.68)       (0.70)       (0.59)
 Distributions from capital gains                           (0.02)           --           --

 Total distributions                                        (0.70)       (0.70)       (0.59)


 NET ASSET VALUE, END OF PERIOD                              $8.88        $9.56        $9.73


 Total return                                                0.10%        5.33%        3.34%

 Net assets, end of period (in thousands)                     $682         $681         $646
 Average net assets for the period (in thousands)             $689         $688         $641
 Ratio of gross expenses to average net assets(1)(2)         1.44%        1.43%        1.52%
 Ratio of net expenses to average net assets(3)              1.40%        1.40%        1.49%
 Ratio of net investment income/(loss) to average net
     assets                                                  7.31%        6.98%        6.07%
 Portfolio turnover rate                                      134%         117%         162%
--------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 7.03% in 2008, 6.74% in 2007, and 11.58% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  63


MONEY MARKET FUND - CLASS S
--------------------------------------------------------------------------------------------------------------
                                                                            Years ended July 31
                                                              2008       2007      2006       2005       2004


 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00      $1.00     $1.00      $1.00      $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.03       0.05      0.04       0.02         --
 Net gain/(loss) on securities                                   --         --        --         --         --

 Total from investment operations                              0.03       0.05      0.04       0.02         --

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.03)     (0.05)    (0.04)     (0.02)         --
 Distributions from capital gains                                --         --        --         --         --

 Total distributions                                         (0.03)     (0.05)    (0.04)     (0.02)         --


 NET ASSET VALUE, END OF PERIOD                               $1.00      $1.00     $1.00      $1.00      $1.00


 Total return                                                 3.14%      4.69%     3.79%      1.70%      0.37%

 Net assets, end of period (in thousands)                    $9,963    $11,486    $9,878    $10,082    $16,523
 Average net assets for the period (in thousands)           $10,602    $10,431    $9,044    $13,962    $17,671
 Ratio of gross expenses to average net assets(1)(2)(3)       0.86%      0.87%     0.87%      0.86%      0.86%
 Ratio of net expenses to average net assets(4)               0.86%      0.86%     0.86%      0.86%      0.86%
 Ratio of net investment income/(loss) to average net
     assets                                                   3.15%      4.59%     3.72%      1.64%      0.37%

--------------------------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 2.05% in 2008, 2.04% in 2007, 2.44% in 2006, 1.79% in 2005,
    and 1.53% in 2004 before waiver of certain fees and expense offsets incurred by the Fund.

(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




64  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  65

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



66  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




                                                Glossary of investment terms  67

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




68  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  69

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



70  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                                Glossary of investment terms  71

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




72  Janus Adviser Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------

  Investment Grade
  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.
  AA.......................  High quality; very strong capacity to pay principal and interest.
  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade
  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.
  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.
  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.
  CC.......................  Currently highly vulnerable to nonpayment.
  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.
  D........................  In default.





                                            Explanation of rating categories  73

FITCH, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.
  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.
  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade
  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
  CCC......................  May indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
  CC.......................  May indicate distressed or defaulted obligations with average or below average levels of recovery.
  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
  D........................  In default.







74  Janus Adviser Series

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  Aaa......................  Highest quality, smallest degree of investment risk.
  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.
  A........................  Upper to medium-grade obligations; many favorable investment attributes.
  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade
  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.
  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.
  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




                                            Explanation of rating categories  75

SECURITIES HOLDINGS BY RATING CATEGORY


  During the fiscal period ended July 31, 2008, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:




  FLEXIBLE BOND FUND
  -----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                  61.3%
   AA                                                    6.8%
   A                                                     5.6%
   BBB                                                  11.6%
   BB                                                    6.1%
   B                                                     2.5%
   CCC                                                   0.0%
   CC                                                    0.0%
   C                                                     0.0%
   Not Rated                                             4.1%
   Preferred Stock                                       0.0%
   Cash and Options                                      2.0%
   TOTAL                                              100.00%
  -----------------------------------------------------------









  HIGH-YIELD FUND
  -----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                   0.0%
   AA                                                    0.2%
   A                                                     0.0%
   BBB                                                   6.6%
   BB                                                   25.8%
   B                                                    46.2%
   CCC                                                   8.1%
   CC                                                    0.0%
   C                                                     0.0%
   Not Rated                                             7.4%
   Preferred Stock                                       0.1%
   Cash and Options                                      5.6%
   TOTAL                                              100.00%
  -----------------------------------------------------------








76  Janus Adviser Series

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 BOND
                                   Janus Adviser Flexible Bond Fund
                                   Janus Adviser High-Yield Fund




                              JANUS ADVISER SERIES
                                 CLASS I SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.



              Each Fund in this Prospectus currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Flexible Bond Fund...................     2
  Janus Adviser High-Yield Fund......................     8

FEES AND EXPENSES....................................    13

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    16
  Risks..............................................    18
  Frequently asked questions about certain risks.....    19
  General portfolio policies.........................    22

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    27
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    27
  Management expenses................................    29
  Investment personnel...............................    31

OTHER INFORMATION....................................    34

DISTRIBUTIONS AND TAXES..............................    38

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    41
  Administrative, networking, or omnibus positioning
  fees...............................................    43
  Purchases..........................................    43
  Exchanges..........................................    44
  Redemptions........................................    45
  Redemption fee.....................................    46
  Excessive trading..................................    48
  Shareholder communications.........................    52

FINANCIAL HIGHLIGHTS.................................    53

GLOSSARY OF INVESTMENT TERMS.........................    56

EXPLANATION OF RATING CATEGORIES.....................    64






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER FLEXIBLE BOND FUND

  Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  The Fund may invest no more than 20% of its total assets in bank loans.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes,


2  Janus Adviser Series
  including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher




                                                          Risk/return summary  3
  costs associated with increased portfolio turnover may offset gains in the Fund's performance.



  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to November 28, 2005, and the historical performance of other classes of shares and Janus Aspen Series - Flexible Bond Portfolio (formerly named Flexible Income Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares



4  Janus Adviser Series
  of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  5

  FLEXIBLE BOND FUND - CLASS I


   Annual returns for periods ended 12/31
          8.58%     0.90%     6.10%     7.20%     9.70%     6.01%     3.68%     1.20%     4.40%     6.99%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  3rd-2002 5.61%     Worst Quarter:  2nd-2004 (3.03)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 1.40%.



                                                       Average annual total return for periods ended 12/31/07
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                           1 year    5 years   10 years        (9/13/93)
  Class I Shares
    Return Before Taxes                                     6.99%     4.29%      5.37%           6.55%
    Return After Taxes on Distributions                     5.14%     2.64%      3.50%           4.53%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            4.50%     2.73%      3.47%           4.41%
  Lehman Brothers Aggregate Bond Index(2)                   6.97%     4.42%      5.97%           6.08%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ----------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.



  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to November 28, 2005; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown



6  Janus Adviser Series
  above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

JANUS ADVISER HIGH-YIELD FUND

  High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
  HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective.

  The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities. Due to the nature of securities in which the Fund invests, it may have relative high portfolio turnover compared to other funds.



  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.


  The Fund may invest no more than 20% of its total assets in bank loans.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes,




8  Janus Adviser Series
  including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.



MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank




                                                          Risk/return summary  9
  loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




10  Janus Adviser Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class I Shares of the Fund commenced operations on November 28, 2005. The performance shown on the following page for Class I Shares reflects the performance of the Fund's Class I Shares from November 28, 2005 to December 31, 2007; and the performance of the Fund's Class S Shares from August 1, 2005 to November 28, 2005, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2005. The performance shown for certain periods prior to the Fund's commencement of Class I Shares was calculated using the fees and expenses of Class S Shares, without the effect of any fee and expense limitations or waivers. If Class I Shares of the Fund had been available during these earlier periods, the performance shown might have been different. The performance shown for periods following the Fund's commencement of Class I Shares reflects the fees and expenses of Class I Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  11

  HIGH-YIELD FUND - CLASS I


   Annual returns for periods ended 12/31
                                                                                         11.08%     1.64%
                                                                                          2006      2007

   Best Quarter:  4th-2006 4.17%     Worst Quarter:  4th-2007 (1.10)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (6.56)%.



                                         Average annual total return for periods ended 12/31/07
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year        (8/1/05)
  Class I Shares
    Return Before Taxes                                                1.64%         4.03%
    Return After Taxes on Distributions                              (1.01)%         1.56%
    Return After Taxes on Distributions and Sale of Fund Shares(1)     1.11%         2.02%
  Lehman Brothers High-Yield Bond Index(2)                             1.87%         5.54%
    (reflects no deduction for expenses, fees, or taxes)


                                                                   ----------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.



  After-tax returns are calculated using distributions for the Fund's Class I Shares for the period November 28, 2005 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2005 to November 28, 2005. If Class I Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




12  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."



  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class I Shares do not impose sales charges when you buy or sell the Funds' Class I Shares. However, if you sell Class I Shares of High-Yield Fund that you have held for 90 days or less, you may pay a redemption fee.


  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  13

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee on Shares of High-Yield Fund held for 90 days or less (as a %
   of amount redeemed).........................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)





------------------------------------------------------------------------------------------------------------------------------------

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                    Acquired    Total Annual                Net Annual
                                                     Fund(6)        Fund                       Fund
                       Management       Other       Fees and      Operating     Expense     Operating
                         Fee(4)      Expenses(5)    Expenses     Expenses(7)    Waivers    Expenses(7)
Flexible Bond Fund -
  Class I                 0.50%         0.49%         0.00%         0.99%        0.44%        0.55%
High-Yield Fund -
  Class I                 0.65%         5.89%         0.01%         6.55%        5.60%        0.95%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class I Shares from High-Yield Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.

 (5) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (7) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.




--------------------------------------------------------------------------------




14  Janus Adviser Series

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




                                        1 Year   3 Years   5 Years   10 Years
                                        -------------------------------------
Flexible Bond Fund - Class I             $ 101   $   315   $   547    $ 1,213
High-Yield Fund - Class I                $ 650   $ 1,920   $ 3,150    $ 6,064




--------------------------------------------------------------------------------




                                                         Risk/return summary  15

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

2. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.


3. WHAT ARE BANK LOANS?



  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Floating rate loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.



16  Janus Adviser Series

  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.



  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may have many claims by other lenders against the same collateral.



  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.



  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.



  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading assignments and participations to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.


4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally



                                   Principal investment strategies and risks  17
  more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

5. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS MEANT BY "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

7. WHAT IS MEANT BY "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

RISKS


  Because the Funds invest substantially all of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit or default risks, and interest rate increases. The Funds' performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.




18  Janus Adviser Series

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the



                                   Principal investment strategies and risks  19
  securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

  Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country.



20  Janus Adviser Series

    U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.

6. WHAT IS "INDUSTRY RISK"?


  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar




                                   Principal investment strategies and risks  21
  industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in



22  Janus Adviser Series
  interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Due to the nature of the securities in which they invest, the Funds may have relatively high portfolio turnover compared to other funds.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other



                                   Principal investment strategies and risks  23
  investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - equity securities

  - other debt securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at




24  Janus Adviser Series
  an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of




                                   Principal investment strategies and risks  25
  quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





26  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                     Management of the Funds  27
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




28  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.





  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  The rate shown below is a fixed rate based on each Fund's average daily net assets.



                                                     Contractual        Actual Investment
                                 Average Daily       Investment     Advisory Fee(1) (%) (for
                                  Net Assets      Advisory Fee (%)    the fiscal year ended
  Fund Name                         of Fund         (annual rate)        July 31, 2008)
--------------------------------------------------------------------------------------------
  Flexible Bond Fund          First $300 Million        0.50                  0.09
                              Over $300 Million         0.40
  High-Yield Fund             First $300 Million        0.65                  0.00(2)
                              Over $300 Million         0.55
--------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.




  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.





                                                     Management of the Funds  29

  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.



  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Flexible Bond Fund                                      0.55
  High-Yield Fund                                         0.90
--------------------------------------------------------------------------







30  Janus Adviser Series

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


FLEXIBLE BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.



HIGH-YIELD FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.



    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser High-Yield Fund, which he has managed or co-managed since inception. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.



    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.





                                                     Management of the Funds  31

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




32  Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS

  JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE


  The following chart shows the historical performance of the Janus High-Yield Composite (the "Composite"). The accounts in the Composite are managed by Gibson Smith and Darrell Watters and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.



  As of September 30, 2008, the Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $1.3 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio managers, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                      Average annual total return for periods ended 09/30/08
                                      ------------------------------------------------------
                                                  1 year      5 years     Since Inception(1)
  Janus High-Yield Composite(2)                   (9.21)%      3.37%             6.23%
  Lehman Brothers High-Yield Bond Index(3)       (11.24)%      4.38%             5.30%

                                               ---------------------------------------------




  (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.

  (2) Gibson Smith has managed or co-managed the Composite since December 5, 2003. Darrell Watters has co-managed the Composite since July 1, 2008.


  (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.






                                                     Management of the Funds  33

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Funds currently offer five classes of shares. Only Class I Shares are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class R Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry.

34  Janus Adviser Series

  On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The




                                                           Other information  35
  plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




36  Janus Adviser Series

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  37

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Income dividends for the Funds are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your

38  Janus Adviser Series
  shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



                                                     Distributions and taxes  39
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




40  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from a Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Funds to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

                                                         Shareholder's guide  41
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not



42  Janus Adviser Series
  responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.


ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Funds. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by the Shares of the Funds to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Funds converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's



                                                         Shareholder's guide  43
  identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure



44  Janus Adviser Series
  to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.


  - An exchange of Shares from HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."


  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Funds may make up to four round trips in a Fund in a 12-month period, although the Funds at all times reserve the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of a Fund (by any means) followed by a purchase back into the same Fund (by any means). The Funds will work with intermediaries to apply the Funds' exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed




                                                         Shareholder's guide  45
  beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Funds reserve the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with a Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset



46  Janus Adviser Series
  the brokerage commissions, market impact, and other costs associated with changes in the Funds' asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.




                                                         Shareholder's guide  47

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds); and

  - exchange limitations (for accounts held directly with the Funds) as described under "Exchanges."

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, for accounts holding Shares directly, the Funds may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges")



48  Janus Adviser Series
  in a Fund in a 12-month period. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase



                                                         Shareholder's guide  49
  order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive



50  Janus Adviser Series
  trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or



                                                         Shareholder's guide  51
  change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. The Trust's fiscal year ends July 31.




52  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Funds (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  53


FLEXIBLE BOND FUND - CLASS I
--------------------------------------------------------------------------------------------
                                                              Years or Period ended July 31
                                                              2008        2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                        $11.66      $11.63       $11.99

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.55        0.62         0.37
 Net gain/(loss) on securities (both realized and
     unrealized)                                               0.28        0.01       (0.24)

 Total from investment operations                              0.83        0.63         0.13

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.55)      (0.60)       (0.39)
 Distributions from capital gains                                --          --       (0.10)

 Total distributions                                         (0.55)      (0.60)       (0.49)


 NET ASSET VALUE, END OF PERIOD                              $11.94      $11.66       $11.63


 Total return(2)                                              7.10%       5.48%        1.11%

 Net assets, end of period (in thousands)                      $451        $104          $10
 Average net assets for the period (in thousands)              $498         $91          $10
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                       0.55%       0.55%        0.52%
 Ratio of net expenses to average net assets(3)(7)            0.55%       0.55%        0.52%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                4.65%       5.06%        4.52%
 Portfolio turnover rate(3)(8)                                 149%        147%         140%

--------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.99% in 2008, 0.90% in 2007, and 1.10% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.

(8) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% in 2007, and 142% in 2006.





54  Janus Adviser Series


HIGH-YIELD FUND - CLASS I
--------------------------------------------------------------------------------------------
                                                              Years or Period ended July 31
                                                              2008        2007       2006(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $9.56       $9.73        $9.72

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.74        0.76         0.46
 Net gain/(loss) on securities (both realized and
     unrealized)                                             (0.68)      (0.18)         0.01

 Total from investment operations                              0.06        0.58         0.47

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.73)      (0.75)       (0.46)
 Distributions from capital gains                            (0.02)          --           --

 Total distributions                                         (0.75)      (0.75)       (0.46)


 NET ASSET VALUE, END OF PERIOD                               $8.87       $9.56        $9.73


 Total return(2)                                              0.49%       5.86%        4.92%

 Net assets, end of period (in thousands)                      $106        $105          $10
 Average net assets for the period (in thousands)              $106         $95          $10
 Ratio of gross expenses to average net assets(3)(4)(5)       0.94%       0.94%        1.03%
 Ratio of net expenses to average net assets(3)(6)            0.90%       0.91%        0.98%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                7.81%       7.54%        6.93%
 Portfolio turnover rate(3)                                    134%        117%         162%

--------------------------------------------------------------------------------------------




(1) Period November 28, 2005 (inception of Class I Shares) through July 31,
    2006.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 6.54% in 2008, 6.17% in 2007, and 7.69% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  55

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


56  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  57
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




58  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  59

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



60  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  61
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




62  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  63

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------

  Investment Grade
  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.
  AA.......................  High quality; very strong capacity to pay principal and interest.
  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade
  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.
  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.
  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.
  CC.......................  Currently highly vulnerable to nonpayment.
  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.
  D........................  In default.





64  Janus Adviser Series

FITCH, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.
  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.
  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade
  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
  CCC......................  May indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
  CC.......................  May indicate distressed or defaulted obligations with average or below average levels of recovery.
  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
  D........................  In default.







                                            Explanation of rating categories  65

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  Aaa......................  Highest quality, smallest degree of investment risk.
  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.
  A........................  Upper to medium-grade obligations; many favorable investment attributes.
  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade
  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.
  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.
  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




66  Janus Adviser Series

SECURITIES HOLDINGS BY RATING CATEGORY


  During the fiscal period ended July 31, 2008, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:




  FLEXIBLE BOND FUND
  -----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                  61.3%
   AA                                                    6.8%
   A                                                     5.6%
   BBB                                                  11.6%
   BB                                                    6.1%
   B                                                     2.5%
   CCC                                                   0.0%
   CC                                                    0.0%
   C                                                     0.0%
   Not Rated                                             4.1%
   Preferred Stock                                       0.0%
   Cash and Options                                      2.0%
   TOTAL                                              100.00%
  -----------------------------------------------------------








  HIGH-YIELD FUND
  -----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                   0.0%
   AA                                                    0.2%
   A                                                     0.0%
   BBB                                                   6.6%
   BB                                                   25.8%
   B                                                    46.2%
   CCC                                                   8.1%
   CC                                                    0.0%
   C                                                     0.0%
   Not Rated                                             7.4%
   Preferred Stock                                       0.1%
   Cash and Options                                      5.6%
   TOTAL                                              100.00%
  -----------------------------------------------------------








                                            Explanation of rating categories  67

                       This page intentionally left blank.

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 BOND
                                   Janus Adviser Flexible Bond Fund
                                   Janus Adviser High-Yield Fund



                              JANUS ADVISER SERIES
                                 CLASS R SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Fund.

              Each Fund in this Prospectus currently offers five classes of shares (Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares). Only Class R Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Flexible Bond Fund...................     2
  Janus Adviser High-Yield Fund......................     8

FEES AND EXPENSES....................................    13

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................    16
  Risks..............................................    18
  Frequently asked questions about certain risks.....    19
  General portfolio policies.........................    22

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    27
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    27
  Management expenses................................    29
  Investment personnel...............................    31

OTHER INFORMATION....................................    34

DISTRIBUTIONS AND TAXES..............................    37

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    40
  Distribution and service fees......................    41
  Purchases..........................................    42
  Exchanges..........................................    43
  Redemptions........................................    44
  Redemption fee.....................................    45
  Excessive trading..................................    46
  Shareholder communications.........................    50

FINANCIAL HIGHLIGHTS.................................    51

GLOSSARY OF INVESTMENT TERMS.........................    54

EXPLANATION OF RATING CATEGORIES.....................    62





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER FLEXIBLE BOND FUND

  Flexible Bond Fund (the "Fund") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FLEXIBLE BOND FUND seeks to obtain maximum total return, consistent with preservation of capital.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Fund invests, it may have relatively high portfolio turnover compared to other Funds.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  The Fund may invest no more than 20% of its total assets in bank loans.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes,


2  Janus Adviser Series
  including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher




                                                          Risk/return summary  3
  costs associated with increased portfolio turnover may offset gains in the Fund's performance.



  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  Class R Shares of the Fund commenced operations on September 30, 2004. The performance shown on the following page for Class R Shares reflects the performance of the Fund's Class R Shares from September 30, 2004 to December 31, 2007, the performance of the Fund's Class S Shares from August 1, 2000 to September 30, 2004, and the historical performance of other classes of shares and Janus Aspen Series - Flexible Bond Portfolio (formerly named Flexible Income Portfolio) (the "predecessor fund") for periods prior to August 1, 2000, as explained below.


  Class S Shares (formerly named Class I Shares) of the Fund commenced operations on August 1, 2000, after the reorganization of the Retirement Shares



4  Janus Adviser Series
  of the predecessor fund into the Fund. The returns for the Fund reflect the performance of the Retirement Shares of the predecessor fund prior to the reorganization. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of the initial class of shares of the predecessor fund. The performance shown for certain periods prior to the Fund's commencement of Class R Shares was calculated using the fees and expenses of Class R Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  5

  FLEXIBLE BOND FUND - CLASS R


   Annual returns for periods ended 12/31
          8.24%     0.55%     5.90%     6.79%     9.40%     5.60%     3.31%     1.19%     3.55%     6.35%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  3rd-2002 5.58%     Worst Quarter:  2nd-2004 (3.13)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 0.83%.



                                                       Average annual total return for periods ended 12/31/07
                                                       ------------------------------------------------------
                                                                                            Since Inception
                                                                                          of Predecessor Fund
                                                           1 year    5 years   10 years        (9/13/93)
  Class R Shares
    Return Before Taxes                                     6.35%     3.98%      5.05%           6.32%
    Return After Taxes on Distributions                     4.79%     2.39%      3.23%           4.34%
    Return After Taxes on Distributions and Sale of Fund
       Shares(1)                                            4.09%     2.50%      3.22%           4.24%
  Lehman Brothers Aggregate Bond Index(2)                   6.97%     4.42%      5.97%           6.08%
    (reflects no deduction for expenses, fees, or taxes)

                                                         ----------------------------------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Lehman Brothers Aggregate Bond Index is made up of the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.



  After-tax returns are calculated using distributions for the Fund's Class R Shares for the period September 30, 2004 to December 31, 2007; and for the Fund's Class S Shares (formerly named Class I Shares) for the period August 1, 2000 to September 30, 2004; and actual distributions for other classes of shares of the predecessor fund for periods prior to August 1, 2000. If Class R Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown.


  After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown



6  Janus Adviser Series
  above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.




                                                          Risk/return summary  7

JANUS ADVISER HIGH-YIELD FUND

  High-Yield Fund (the "Fund") is designed for long-term investors who primarily seek current income.

INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
  HIGH-YIELD FUND seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective.

  The Fund's Trustees may change these objectives or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objectives.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. The Fund may at times invest all of its assets in such securities. Due to the nature of securities in which the Fund invests, it may have relative high portfolio turnover compared to other funds.



  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at income-producing securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. If the portfolio managers are unable to find such investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign debt and equity securities, which may include investments in emerging markets.


  The Fund may invest no more than 20% of its total assets in bank loans.



  Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes,




8  Janus Adviser Series
  including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than funds that invest most of their assets in common stocks, the Fund's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Fund invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's net asset value ("NAV") will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments.



  HIGH-YIELD/HIGH-RISK BOND RISK. The Fund may invest without limit in higher-yielding/higher-risk bonds, also known as "junk" bonds. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.



  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  BANK LOAN RISK. The Fund may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank




                                                          Risk/return summary  9
  loans including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns and you could lose money.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




10  Janus Adviser Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  Class R Shares of the Fund commenced operations on August 1, 2005. The performance shown reflects the fees and expenses of Class R Shares, net of any fee and expense limitations or waivers.

  The bar chart depicts the change in performance from year to year during the periods indicated. The table compares the Fund's average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.




                                                         Risk/return summary  11

  HIGH-YIELD FUND - CLASS R


   Annual returns for periods ended 12/31
                                                                                         10.26%     0.88%
                                                                                          2006      2007

   Best Quarter:  4th-2006 3.97%     Worst Quarter:  4th-2007 (1.29)%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was (7.08)%.



                                         Average annual total return for periods ended 12/31/07
                                         ------------------------------------------------------
                                                                                Since Inception
                                                                      1 year        (8/1/05)
  Class R Shares
    Return Before Taxes                                                0.88%         4.35%
    Return After Taxes on Distributions                              (1.49)%         2.05%
    Return After Taxes on Distributions and Sale of Fund Shares(1)     0.62%         2.40%
  Lehman Brothers High-Yield Bond Index(2)                             1.87%         5.54%
    (reflects no deduction for expenses, fees, or taxes)

                                                                   ----------------------------



  (1) If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the Fund's other return figures.

  (2) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.


After-tax returns are calculated using distributions for the Fund's Class R Shares. After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.





12  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class R Shares of the Funds. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Class R Shares do not impose sales charges when you buy or sell the Funds' Class R Shares. However, if you sell Class R Shares of High-Yield Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  13

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class R
 Sales charges.................................................................   None
 Redemption fee on Shares of High-Yield Fund held for 90 days or less (as a %
   of amount redeemed).........................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)



------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                   Acquired      Total                    Net
                                                                    Fund(7)      Annual                  Annual
                                      Distribution                   Fees         Fund                    Fund
                         Management      (12b-1)        Other         and      Operating    Expense    Operating
                           Fee(4)        Fees(5)     Expenses(6)   Expenses   Expenses(8)   Waivers   Expenses(8)
 Flexible Bond Fund -
      Class R               0.50%         0.50%         0.71%        0.00%       1.71%       0.41%       1.30%
 High-Yield Fund -
      Class R               0.65%         0.50%         6.13%        0.01%       7.29%       5.59%       1.70%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class R Shares from High-Yield Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.
 (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (6) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class R Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.

 (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. The Funds' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (8) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.


--------------------------------------------------------------------------------




14  Janus Adviser Series

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:




                                         1 Year   3 Years   5 Years   10 Years
                                         -------------------------------------
  Flexible Bond Fund - Class R            $ 174   $   539   $   928    $ 2,019
  High-Yield Fund - Class R               $ 721   $ 2,113   $ 3,442    $ 6,507

------------------------------------------------------------------------------------------------------------------------------------









                                                         Risk/return summary  15

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Funds' principal investment strategies.

1. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

2. WHAT ARE U.S. GOVERNMENT SECURITIES?

  The Funds may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.


3. WHAT ARE BANK LOANS?



  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Floating rate loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.



16  Janus Adviser Series

  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.



  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may have many claims by other lenders against the same collateral.



  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.



  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.



  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading assignments and participations to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.


4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally



                                   Principal investment strategies and risks  17
  more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern.

5. HOW DO THE FUNDS MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolios to reflect their analysis of interest rate trends and other factors. The Funds' average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Funds may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS MEANT BY "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

7. WHAT IS MEANT BY "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund's duration is usually shorter than its average maturity.

RISKS


  Because the Funds invest substantially all of their assets in fixed-income securities or income-generating securities, they are subject to risks such as credit or default risks, and interest rate increases. The Funds' performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.


  The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.




18  Janus Adviser Series

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Funds' Statement of Additional Information ("SAI").

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Funds.

1. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the



                                   Principal investment strategies and risks  19
  securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Because High-Yield Fund may invest without limit in high-yield/high-risk bonds, investors should be willing to tolerate a corresponding increase in the risk of significant and sudden changes in NAV.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

2. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. HOW IS CREDIT QUALITY MEASURED?

  Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

4. HOW COULD THE FUNDS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country.



20  Janus Adviser Series

    U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

5. HOW DO THE FUNDS TRY TO REDUCE RISK?

  The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments.




6. WHAT IS "INDUSTRY RISK"?



  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar




                                   Principal investment strategies and risks  21
  industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Fund's investments, if any, in multiple companies in a particular industry increase that Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to each Fund. Except for the Funds' policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Funds may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Funds may vary significantly. When a Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER
  In general, the Funds intend to purchase securities for long-term investment, although, to a limited extent, each Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in



22  Janus Adviser Series
  interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style of the portfolio managers. Changes are normally made in a Fund's portfolio whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Due to the nature of the securities in which they invest, the Funds may have relatively high portfolio turnover compared to other funds.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in a Fund's performance. The "Financial Highlights" section of this Prospectus shows the Funds' historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Funds. A Fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other



                                   Principal investment strategies and risks  23
  investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds' assets or reducing risk; however, they may not achieve the Funds' investment objectives. These securities and strategies may include:

  - equity securities

  - other debt securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Fund's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Fund and may be limited under the Internal Revenue Code and related regulations


  SHORT SALES


  To a limited extent, certain Funds may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, a Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Fund may not always be able to close out a short position at a particular time or at an acceptable price. A Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Fund may have to buy the securities sold short at




24  Janus Adviser Series
  an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Due to certain foreign countries' restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.


  SWAP AGREEMENTS


  Certain Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  Each Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

  ILLIQUID INVESTMENTS
  Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of




                                   Principal investment strategies and risks  25
  quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS

  The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund's portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Fund's performance could suffer from its investments in "special situations."





26  Janus Adviser Series

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                     Management of the Funds  27
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




28  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.


MANAGEMENT EXPENSES


  Each Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Fund's investment advisory fee is calculated daily and paid monthly. Each Fund's advisory agreement details the investment advisory fee and other expenses that each Fund must pay.





  The following table reflects each Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Fund to Janus Capital (gross and net of fee waivers, if applicable).



  The rate shown below is a fixed rate based on each Fund's average daily net assets.



                                                     Contractual        Actual Investment
                                 Average Daily       Investment     Advisory Fee(1) (%) (for
                                  Net Assets      Advisory Fee (%)    the fiscal year ended
  Fund Name                         of Fund         (annual rate)        July 31, 2008)
--------------------------------------------------------------------------------------------
  Flexible Bond Fund          First $300 Million        0.50                  0.09
                              Over $300 Million         0.40
  High-Yield Fund             First $300 Million        0.65                  0.00(2)
                              Over $300 Million         0.55
--------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit each Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain levels until at least December 1, 2009. Application of the expense waivers and their effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waivers are not reflected in the contractual fee rates shown.




  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the




                                                     Management of the Funds  29

  Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.




  EXPENSE LIMITATIONS



  Janus Capital has contractually agreed to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.



  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Flexible Bond Fund                                      0.55
  High-Yield Fund                                         0.90
--------------------------------------------------------------------------









30  Janus Adviser Series

INVESTMENT PERSONNEL


  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Fund described. The Funds are presented in the order listed on this Prospectus' cover.


FLEXIBLE BOND FUND
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Adviser Flexible Bond Fund, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

HIGH-YIELD FUND
--------------------------------------------------------------------------------

    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.



    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Adviser High-Yield Fund, which he has managed or co-managed since inception. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.



    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Janus Adviser High-Yield Fund, which he has co-managed since July 2008. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.





                                                     Management of the Funds  31

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




32  Janus Adviser Series

PERFORMANCE OF COMPARABLE ACCOUNTS

  JANUS ADVISER HIGH-YIELD FUND COMPARABLE ACCOUNTS
  PERFORMANCE OF JANUS HIGH-YIELD COMPOSITE


  The following chart shows the historical performance of the Janus High-Yield Composite (the "Composite"). The accounts in the Composite are managed by Gibson Smith and Darrell Watters and have investment objectives, policies, and strategies that are substantially similar to those of Janus Adviser High-Yield Fund. The Lehman Brothers High-Yield Bond Index is the benchmark index for the Fund and the Composite.



  As of September 30, 2008, the Composite consisted of three advisory accounts, all of which are mutual fund portfolios. As of this date, the total assets of the Composite were approximately $1.3 billion. All accounts that have investment objectives, policies, and strategies that are substantially similar to the Fund's are included in this Composite. The performance shows the historical track record of the portfolio managers, as well as the former portfolio manager, and should not be relied upon as an indication of the future performance of the Fund. Total returns represent the performance of the Composite and not the Fund.


  Composite performance shown reflects the deduction of advisory fees and transaction costs charged to accounts in the Composite and reflects the reinvestment of dividends and other earnings. Janus Adviser High-Yield Fund's fees and expenses are generally expected to be higher than those reflected in the Composite.



                                      Average annual total return for periods ended 09/30/08
                                      ------------------------------------------------------
                                                  1 year      5 years     Since Inception(1)
  Janus High-Yield Composite(2)                   (9.21)%      3.37%             6.23%
  Lehman Brothers High-Yield Bond Index(3)       (11.24)%      4.38%             5.30%

                                               ---------------------------------------------




  (1) The inception date of the Composite was January 1, 1996. Total returns and expenses are not annualized for the first year of operations.

  (2) Gibson Smith has managed or co-managed the Composite since December 5, 2003. Darrell Watters has co-managed the Composite since July 1, 2008.


  (3) The Lehman Brothers High-Yield Bond Index is composed of fixed-rate, publicly issued, non-investment grade debt. Pursuant to a recent acquisition, the Lehman Brothers indices have been acquired by Barclays Capital.






                                                     Management of the Funds  33

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Funds currently offer five classes of shares. Only Class R Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, Class I Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  A Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of a Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal

34  Janus Adviser Series
  statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.





                                                           Other information  35

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




36  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.

  DISTRIBUTION SCHEDULE


  Income dividends for the Funds are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT A FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund's daily NAV. The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your

                                                     Distributions and taxes  37
  shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of a Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund's income) may be exempt from state and local taxes. A Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made



38  Janus Adviser Series
  available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  39

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Certain funds may not be available through certain of these intermediaries and not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Fund or its agents. In order to receive a day's price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds' Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent

40  Janus Adviser Series
  pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund's portfolio securities and the reflection of such change in that Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. The Funds' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class R Shares (the "Class R Plan"), the Funds may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class R Shares at an annual rate of up to 0.50% of the average



                                                         Shareholder's guide  41
  daily net assets of Class R Shares of a Fund. Under the terms of the Class R Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class R Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares of each Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Funds.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds' behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.

  Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For



42  Janus Adviser Series
  more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).


  - You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.


  - You must meet the minimum investment amount for each fund.

  - The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time.




                                                         Shareholder's guide  43

  - An exchange of Shares from HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Funds' policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of each Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in




44  Janus Adviser Series
  portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares from HIGH-YIELD FUND held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Funds sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary.



                                                         Shareholder's guide  45

  Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Funds' excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds' shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of certain Funds).

  The Funds monitor Fund share transactions, subject to the limitations described below. Generally, a purchase of a Fund's shares followed by the redemption of the



46  Janus Adviser Series

  Fund's shares within a 90-day period may result in enforcement of a Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Funds reserve the right to reject any purchase request as explained above.

  If the Funds detect excessive trading, the Funds may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds' excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Funds' Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds' excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds' excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic



                                                         Shareholder's guide  47
  purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds' methods to detect and deter excessive trading.

  Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund's portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Funds' policies and procedures regarding excessive trading may be modified at any time by the Funds' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Fund's long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the



48  Janus Adviser Series

  Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds' identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each fund at www.janus.com/info.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance



                                                         Shareholder's guide  49
    attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




50  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class R Shares of the Funds (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  51


FLEXIBLE BOND FUND - CLASS R
-----------------------------------------------------------------------------------------------------
                                                                   Years or Period ended July 31
                                                              2008       2007       2006      2005(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                        $11.67     $11.63     $12.12      $12.53

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.46       0.58       0.45        0.33
 Net gain/(loss) on securities (both realized and
     unrealized)                                               0.28     (0.03)     (0.38)      (0.19)

 Total from investment operations                              0.74       0.55       0.07        0.14

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.46)     (0.51)     (0.46)      (0.39)
 Distributions from capital gains                                --         --     (0.10)      (0.16)

 Total distributions                                         (0.46)     (0.51)     (0.56)      (0.55)


 NET ASSET VALUE, END OF PERIOD                              $11.95     $11.67     $11.63      $12.12


 Total return(2)                                              6.42%      4.73%      0.63%       1.47%

 Net assets, end of period (in thousands)                      $172       $152        $10         $10
 Average net assets for the period (in thousands)              $164        $95        $10         $10
 Ratio of gross expenses to average net
     assets(3)(4)(5)(6)                                       1.30%      1.31%      1.31%       1.30%
 Ratio of net expenses to average net assets(3)(7)            1.30%      1.30%      1.30%       1.29%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                3.80%      4.30%      3.70%       3.42%
 Portfolio turnover rate(3)(8)                                 149%       147%       140%        186%
-----------------------------------------------------------------------------------------------------




(1) Period September 30, 2004 (inception of Class R Shares) through July 31,
    2005.
(2) Total return not annualized for periods of less than one year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 1.71% in 2008, 1.65% in 2007, 1.75% in 2006, and 1.49% in 2005
    before waiver of certain fees and expense offsets incurred by the Fund.

(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(7) The expense ratio reflects expenses after any expense offset arrangements.

(8) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008, 147% in 2007, 142% in 2006, and 195% in 2005.





52  Janus Adviser Series


HIGH-YIELD FUND - CLASS R
--------------------------------------------------------------------------------------------
                                                                   Years ended July 31
                                                               2008        2007        2006

 NET ASSET VALUE, BEGINNING OF PERIOD                          $9.56       $9.73      $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.66        0.68        0.57
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.67)      (0.18)      (0.27)

 Total from investment operations                             (0.01)        0.50        0.30

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.66)      (0.67)      (0.57)
 Distributions from capital gains                             (0.02)          --          --

 Total distributions                                          (0.68)      (0.67)      (0.57)


 NET ASSET VALUE, END OF PERIOD                                $8.87       $9.56       $9.73


 Total return                                                (0.26)%       5.07%       3.10%

 Net assets, end of period (in thousands)                       $676        $677        $644
 Average net assets for the period (in thousands)               $684        $685        $626
 Ratio of gross expenses to average net assets(1)(2)           1.69%       1.68%       1.77%
 Ratio of net expenses to average net assets(3)                1.65%       1.65%       1.74%
 Ratio of net investment income/(loss) to average net
     assets                                                    7.06%       6.73%       5.83%
 Portfolio turnover rate                                        134%        117%        162%
--------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The ratio was 7.28% in 2008, 6.99% in 2007, and 11.98% in 2006 before waiver of certain fees and expense offsets incurred by the Fund.


(3) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  53

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


54  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  55
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.




56  Janus Adviser Series

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  57

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



58  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  59
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




60  Janus Adviser Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  61

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------

  Investment Grade
  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.
  AA.......................  High quality; very strong capacity to pay principal and interest.
  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade
  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.
  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.
  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.
  CC.......................  Currently highly vulnerable to nonpayment.
  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.
  D........................  In default.




62  Janus Adviser Series

FITCH, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.
  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.
  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade
  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
  CCC......................  May indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
  CC.......................  May indicate distressed or defaulted obligations with average or below average levels of recovery.
  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
  D........................  In default.








                                            Explanation of rating categories  63

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  Aaa......................  Highest quality, smallest degree of investment risk.
  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.
  A........................  Upper to medium-grade obligations; many favorable investment attributes.
  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade
  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.
  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.
  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.





  Unrated securities will be treated as non-investment grade securities unless the portfolio managers determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




64  Janus Adviser Series

SECURITIES HOLDINGS BY RATING CATEGORY


  During the fiscal period ended July 31, 2008, the percentage of securities holdings for the following Funds by rating category based upon a weighted monthly average was:




  FLEXIBLE BOND FUND
  -----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                  61.3%
   AA                                                    6.8%
   A                                                     5.6%
   BBB                                                  11.6%
   BB                                                    6.1%
   B                                                     2.5%
   CCC                                                   0.0%
   CC                                                    0.0%
   C                                                     0.0%
   Not Rated                                             4.1%
   Preferred Stock                                       0.0%
   Cash and Options                                      2.0%
   TOTAL                                              100.00%
  -----------------------------------------------------------







  HIGH-YIELD FUND
  -----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                   0.0%
   AA                                                    0.2%
   A                                                     0.0%
   BBB                                                   6.6%
   BB                                                   25.8%
   B                                                    46.2%
   CCC                                                   8.1%
   CC                                                    0.0%
   C                                                     0.0%
   Not Rated                                             7.4%
   Preferred Stock                                       0.1%
   Cash and Options                                      5.6%
   TOTAL                                              100.00%
  -----------------------------------------------------------








                                            Explanation of rating categories  65

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66

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                                                                              67

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68

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.

           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                   www.janus.com/info

                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008






                              JANUS ADVISER SERIES
                  JANUS ADVISER FLOATING RATE HIGH INCOME FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Adviser Floating Rate High Income Fund ("Floating Rate High Income Fund" or the "Fund"), a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.

              The Fund currently offers four classes of shares. Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Floating Rate High Income Fund.......     2

FEES AND EXPENSES....................................     6

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     9
  Risks..............................................    12
  Frequently asked questions about certain risks.....    13
  General portfolio policies.........................    16

MANAGEMENT OF THE FUND
  Investment adviser.................................    21
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    21
  Management expenses................................    23
  Investment personnel...............................    25

OTHER INFORMATION....................................    26

DISTRIBUTIONS AND TAXES..............................    29

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    32
  Choosing a share class.............................    34
  Distribution, servicing, and administrative,
    networking, or omnibus positioning fees..........    35
  Purchases..........................................    36
  Exchanges..........................................    40
  Redemptions........................................    41
  Excessive trading..................................    43
  Shareholder communications.........................    47

FINANCIAL HIGHLIGHTS.................................    48

GLOSSARY OF INVESTMENT TERMS.........................    51

EXPLANATION OF RATING CATEGORIES.....................    59






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER FLOATING RATE HIGH INCOME FUND

  Floating Rate High Income Fund (the "Fund") is designed for long-term investors who primarily seek current income from an investment which may have lower correlation to fixed-income markets than a traditional fixed-income fund.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FLOATING RATE HIGH INCOME FUND seeks to obtain high current income.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate loans and other floating or adjustable rate securities, including other senior loan investment companies and derivatives with exposure to senior loans. Due to the nature of securities in which the Fund invests, it may have relative high portfolio turnover compared to other funds.


  While the Fund generally seeks to invest in senior floating rate loans, the Fund may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-yield/high-risk bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates. The Fund's investments in floating rate securities are generally rated below investment grade or are unrated and have characteristics considered below investment grade.

  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. In particular, the

2  Janus Adviser Series
  portfolio manager performs research on the credit quality of borrowers, focusing on a borrower's ability to repay its obligations and the strength of its balance sheet. If the portfolio manager is unable to find attractive investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities (which may include investments in emerging markets), and fixed-income securities. The Fund may also invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risk associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than high-yield bond funds and funds that invest most of their assets in common stocks, the Fund's returns will vary, and you could lose money.

  CREDIT RISK. A fundamental risk of the Fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease the Fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by the Fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  INTEREST RATE RISK. Debt securities are subject to interest rate risk. Interest rate increases can cause the price of a debt security to decrease. Floating rate debt securities such as floating rate loans are less exposed to this risk and price volatility than comparable fixed-rate debt securities. The interest rates, however, of most floating rate loans adjust only periodically, and may not correlate with prevailing interest rates. Interim changes in prevailing interest rates may affect the value of the floating rate security and the Fund's returns.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets,




                                                          Risk/return summary  3
  a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  NON-INVESTMENT GRADE RISK. The Fund may invest without limit in floating rate loans and other debt securities that are rated below investment grade or are unrated securities with characteristics considered below investment grade. These investments may be considered speculative and have greater risks than investment grade securities, including the possible loss of income and principal. Risks arising from the Fund's investments in floating rate loans that are below investment grade may be similar to those of investment in "junk bonds." The Fund's investments in lower rated securities may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.

  COLLATERAL RISK. The collateral securing a senior floating rate loan can decline and/or be insufficient to meet the obligations of a borrower. As a result, a senior floating rate loan may not be fully collateralized and the investment may decline in value. In addition, in the case of default by a borrower, the collateral may be set aside by a court in a bankruptcy or similar proceeding. Borrowers may repay principal prior to the maturity of a loan, limiting the Fund's potential for returns.

  LIQUIDITY RISK. Floating rate loans generally are subject to restrictions on resale. Certain of the Fund's investments in floating rate loans may be deemed illiquid and the Fund may have limited ability to trade in secondary trading markets. Such factors may have an adverse impact on the market price of such securities and may affect the Fund's returns, resulting in a loss.


  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.




4  Janus Adviser Series

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's first annual and/or semiannual report. The performance of the Fund will be compared to the Credit Suisse First Boston ("CSFB") Leveraged Loan Index. The CSFB Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.




                                                          Risk/return summary  5

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




6  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class A    Class C
 Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)
   Floating Rate High Income Fund..............................................   4.75%(2)   N/A
 Maximum Deferred Sales Charge (load) (as a % of the lower of original purchase
   price or redemption proceeds)...............................................   None(3)    1.00%(4)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                               Distribution/               Acquired  Total Annual              Net Annual
                                                  Service                   Fund(8)      Fund                     Fund
                                   Management     (12b-1)        Other     Fees and    Operating    Expense    Operating
                                     Fee(5)       Fees(6)     Expenses(7)  Expenses   Expenses(9)   Waivers   Expenses(9)
 Floating Rate High Income Fund -
      Class A                         0.65%        0.25%         3.99%       0.00%       4.89%(10)   3.72%       1.17%(10)
      Class C                         0.65%        1.00%         4.27%       0.00%       5.92%(10)   4.00%       1.92%(10)

------------------------------------------------------------------------------------------------------------------------------------





   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.
  (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.
  (5) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
  (6) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (7) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


  (8) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


  (9) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waivers shown reflect the application of such limits. The expense limit is described in the "Management Expenses" section of this Prospectus.


 (10) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


--------------------------------------------------------------------------------



                                                          Risk/return summary  7

--------------------------------------------------------------------------------


 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


 IF CLASS A SHARES ARE REDEEMED:                 1 Year(1)(2)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                 -------------------------------------------------------------
   Floating Rate High Income Fund - Class A          $ 939         $ 1,869         $ 2,805          $ 5,144




--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE REDEEMED:                  1 Year(4)     3 Years(3)     5 Years(3)     10 Years(3)
                                                 ---------------------------------------------------------
   Floating Rate High Income Fund - Class C         $ 689         $ 1,752        $ 2,893        $ 5,655




--------------------------------------------------------------------------------



 IF CLASS A SHARES ARE NOT REDEEMED:             1 Year(1)(3)   3 Years(1)(3)   5 Years(1)(3)   10 Years(1)(3)
                                                 -------------------------------------------------------------
   Floating Rate High Income Fund - Class A          $ 939         $ 1,869         $ 2,805          $ 5,144




--------------------------------------------------------------------------------



 IF CLASS C SHARES ARE NOT REDEEMED:              1 Year(3)     3 Years(3)     5 Years(3)     10 Years(3)
                                                 ---------------------------------------------------------
   Floating Rate High Income Fund - Class C         $ 589         $ 1,752        $ 2,893        $ 5,655




--------------------------------------------------------------------------------
 (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Fund. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
 (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.

 (3) Contingent deferred sales charge is not applicable.

 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.


 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.

--------------------------------------------------------------------------------



8  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. WHAT ARE FLOATING RATE LOANS?

  Floating rate loans are debt securities that have floating interest rates tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets (the CD Rate). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement.

  Floating rate loans are typically issued to companies ("borrowers") in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower's capital structure. The senior position in the borrower's capital structure generally gives holders of senior loans a claim on certain of the borrower's assets that is senior to subordinated debt and preferred and common stock in the case of a borrower's default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit. The Fund may also invest in senior and junior subordinated debt and unsecured loans, which may have a higher risk of loss.

2. HOW DOES THE FUND INVEST IN FLOATING RATE LOANS?

  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. The borrower enters into a loan agreement with the lender

                                    Principal investment strategies and risks  9
  or lending syndicate. In a typical floating rate loan arrangement, the agent administers the loan agreement and is responsible for the collection of all interest, principal, and fee payments from the borrower. The Fund generally invests in floating rate loans through the agent, by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. The Fund generally expects to invest in floating rate loans through assignments.

  When the Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited than, those held by an assigning lender. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral.

  If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. As such, the Fund may be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. Additionally, the Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund.

3. WHAT ARE BANK LOANS?


  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Floating rate loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.



  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.



  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender"




10  Janus Adviser Series
  for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may have many claims by other lenders against the same collateral.



  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.



  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.



  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading assignments and participations to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.


4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. Floating rate debt security prices are generally less directly responsive to interest rate changes than comparable fixed-income securities and may not always follow this pattern. The income component of the Fund's holdings may include fixed-income securities. The Fund may use futures, options, and other derivatives to manage interest rate risk.

5. HOW DOES THE FUND MANAGE INTEREST RATE RISK?

  The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the



                                   Principal investment strategies and risks  11
  portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.



RISKS


  The Fund invests substantially all of its assets in income-generating securities, and as a result, it is subject to risks such as credit or default risks, and interest rate risk. The Fund's performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.


  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information ("SAI").




12  Janus Adviser Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ADDITIONAL RISKS ARE ASSOCIATED WITH FLOATING RATE LOANS?

  There may be a number of intermediate participants in floating rate loan transactions and loan agreements have specific rights and obligations, and terms and conditions. Any number of factors in an investment in floating rate loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns, and you could lose money.

  For the Fund's secured or collateralized investments, lenders may have difficulty liquidating collateral, the collateral might decline in value or be insufficient, or the collateral might be set aside in a court proceeding such as a bankruptcy proceeding. There may be many claims by other lenders against the same collateral. The Fund could be held liable as a co-lender.

  The Fund may not always be able to identify and invest in attractive senior floating rate loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. In such cases, the Fund may invest in other floating rate debt securities or other investments which may not be as attractive. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal.

  Certain of the senior loans in which the Fund may invest include revolving or delayed draw loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, the Fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans, the Fund intends to maintain high-quality liquid assets in an amount at least equal to its obligations under the revolving loan. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in senior floating rate loans.

  Borrowers may pay back principal in whole or part prior to scheduled due dates. This may result in the Fund realizing less income on a particular investment and replacing the floating rate loan with a less attractive security, which may provide less return to the Fund.

  Although the Fund may not invest 25% or more of its assets in securities or obligations of borrowers in a single industry, floating rate loan transactions may involve agents and other intermediate participants who are generally in the financial services industry. Such parties are typically banks, insurance companies,



                                   Principal investment strategies and risks  13
  finance companies and other financial institutions. While the Fund considers the borrower as the issuer of a floating rate loan in most circumstances, the Fund may be subject to the risks associated with the financial services sector. Companies in the financial services sector may be more susceptible to economic and regulatory events such as fluctuations in interest rates, changes in the monetary policy, governmental regulations concerning those industries, and capital raising activities and fluctuations in the financial markets.

2. WHAT IS MEANT BY "CREDIT QUALITY" WITH RESPECT TO FLOATING RATE LOANS AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH TRADING FLOATING RATE LOANS?

  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

4. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING?

  Because Floating Rate High Income Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.




14  Janus Adviser Series

5. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  The Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs




6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

7. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The



                                   Principal investment strategies and risks  15

  Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

8. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.





16  Janus Adviser Series

  PORTFOLIO TURNOVER


  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are normally made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





                                   Principal investment strategies and risks  17

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - equity securities

  - other debt securities

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of the Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis


  SHORT SALES


  To a limited extent, the Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. The Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.





18  Janus Adviser Series

  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.


  SWAP AGREEMENTS


  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  The Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.


  BORROWING

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its



                                   Principal investment strategies and risks  19
  portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.


  ILLIQUID INVESTMENTS

  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."




20  Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                      Management of the Fund  21
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




22  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES

  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.




  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers, if applicable).



  The rate shown below is a fixed rate based on the Fund's average daily net assets.




                                                            Contractual        Actual Investment
                                        Average Daily       Investment     Advisory Fee(1) (%) (for
                                         Net Assets      Advisory Fee (%)    the fiscal year ended
  Fund Name                                of Fund         (annual rate)        July 31, 2008)
---------------------------------------------------------------------------------------------------
  Floating Rate High Income Fund     First $300 Million        0.65                  0.00(2)
                                     Over $300 Million         0.55
---------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.


  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.


  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by



                                                      Management of the Fund  23
  contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.

  EXPENSE LIMITATION

  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2008.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Floating Rate High Income Fund                          0.90
--------------------------------------------------------------------------







24  Janus Adviser Series

INVESTMENT PERSONNEL


FLOATING RATE HIGH INCOME FUND
--------------------------------------------------------------------------------
    JASON GROOM is Executive Vice President and Portfolio Manager of Janus Adviser Floating Rate High Income Fund, which he has managed since inception. Mr. Groom is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital as a fixed-income analyst in December 2004. Previously, he worked as a credit analyst for ING Investments in Scottsdale, Arizona from July 1998 to December 2004. He holds a Bachelor's degree in Economics from the University of Arizona and an M.B.A. from Thunderbird, The Garvin School of International Management.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  25

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Fund currently offers four classes of shares. Class A Shares and Class C Shares are offered by this Prospectus. The Shares of the Fund are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several

26  Janus Adviser Series
  state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal




                                                           Other information  27
  to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




28  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE


  Income dividends for the Fund are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per

                                                     Distributions and taxes  29
  share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to



30  Janus Adviser Series
  shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  31

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.


  The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your request is received in good order by the Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE.


  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the

32  Janus Adviser Series
  securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  33

CHOOSING A SHARE CLASS



  The Fund has four classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares and Class S Shares are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:



  Class A Shares
  Initial sales charge on purchases          Up to 4.75%(1)
  - Reduction of initial sales charge for
    purchases of $50,000 or more
  - Initial sales charge waived for
    purchases of $1 million or more

  Deferred sales charge (CDSC)               None except on certain redemptions of
                                             Shares purchased without an initial
                                             sales charge(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           None
  Minimum aggregate account balance          None
  12b-1 fee                                  Up to 0.25% annual distribution fee;
                                             lower annual operating expenses than
                                             Class C Shares because of lower 12b-1
                                             fee



  (1) May be waived under certain circumstances.

  Class C Shares
  Initial sales charge on purchases          None
  Deferred sales charge (CDSC)               1.00% on Shares redeemed within 12
                                             months of purchase(1)
  Minimum initial investment                 $2,500
  Maximum purchase                           $500,000
  Minimum aggregate account balance          None
  12b-1 fee                                  1.00% annual fee (up to 0.75%
                                             distribution fee and up to 0.25%
                                             shareholder servicing fee); higher
                                             annual operating expenses than Class A
                                             Shares because of higher 12b-1 fee



  (1) May be waived under certain circumstances.




34  Janus Adviser Series

DISTRIBUTION, SERVICING, AND ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES


  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS



  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:


  Class                                                  12b-1 Fee for the Fund
-------------------------------------------------------------------------------
  Class A Shares                                                  0.25%
  Class C Shares                                                  1.00%(1)




  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.


  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Fund.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


  ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These




                                                         Shareholder's guide  35
  fees are paid by each class of the Fund to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for



36  Janus Adviser Series
  certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.


  The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.


  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price



                                                         Shareholder's guide  37
  and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.



                                                   Class A Shares Sales Charge
                                                       as a Percentage of
                                                  ----------------------------
                                                  Offering          Net Amount
  Amount of Purchase at Offering Price            Price(1)           Invested
  BOND FUNDS
  Under $50,000                                     4.75%              4.99%
  $50,000 but under $100,000                        4.50%              4.71%
  $100,000 but under $250,000                       3.50%              3.63%
  $250,000 but under $500,000                       2.50%              2.56%
  $500,000 but under $1,000,000                     2.00%              2.04%
  $1,000,000 and above                              None(2)            None





  (1) Offering price includes the initial sales charge.

  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age):
  (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.




38  Janus Adviser Series

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.




                                                         Shareholder's guide  39

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

  You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund's shares, free of charge, and in a clear and prominent format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you



40  Janus Adviser Series
    engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."



  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order.



  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may



                                                         Shareholder's guide  41
  receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC

  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.




42  Janus Adviser Series

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or



  - If the Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries.



                                                         Shareholder's guide  43

  By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Fund).

  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

  If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be



44  Janus Adviser Series
  cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not



                                                         Shareholder's guide  45
  invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained



46  Janus Adviser Series
    by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at www.janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  47

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Fund's financial performance through July 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Class A and Class C Shares of the Fund (assuming reinvestment of all dividends and distributions).


48  Janus Adviser Series

FLOATING RATE HIGH INCOME FUND - CLASS A
-----------------------------------------------------------------------------------------
                                                             Year or Period ended July 31
                                                               2008               2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $9.57               $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.58                 0.20
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.59)               (0.44)

 Total from investment operations                             (0.01)               (0.24)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.56)               (0.19)
 Distributions from capital gains                                 --                   --

 Total distributions                                          (0.56)               (0.19)


 NET ASSET VALUE, END OF PERIOD                                $9.00                $9.57


 Total return(2)                                             (0.14)%              (2.41)%(3)

 Net assets, end of period (in thousands)                     $2,184               $1,219
 Average net assets for the period (in thousands)             $1,279               $1,252
 Ratio of gross expenses to average net assets(4)(5)(6)        1.17%                1.15%
 Ratio of net expenses to average net assets(4)(7)             1.15%                1.15%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                 6.18%                5.78%
 Portfolio turnover rate(4)                                     170%                 349%
-----------------------------------------------------------------------------------------




(1) Period April 2, 2007 (commencement of investments) through July 31, 2007. The financial highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders.


(2) Total return not annualized for periods of less than one year.


(3) One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.44)%.


(4) Annualized for periods of less than one full year.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The ratio was 4.89% in 2008 and 8.40% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  49

FLOATING RATE HIGH INCOME FUND - CLASS C
---------------------------------------------------------------------------------------------
                                                               Year or Period ended July 31
                                                               2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $9.57                   $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.52                     0.17
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.60)                   (0.43)

 Total from investment operations                             (0.08)                   (0.26)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.52)                   (0.17)
 Distributions from capital gains                                 --                       --

 Total distributions                                          (0.52)                   (0.17)


 NET ASSET VALUE, END OF PERIOD                                $8.97                    $9.57


 Total return(2)                                             (0.84)%                  (2.65)%(3)

 Net assets, end of period (in thousands)                     $1,456                   $1,253
 Average net assets for the period (in thousands)             $1,316                   $1,264
 Ratio of gross expenses to average net assets(4)(5)(6)        1.92%                    1.90%
 Ratio of net expenses to average net assets(4)(7)             1.90%                    1.90%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                 5.45%                    5.04%
 Portfolio turnover rate(4)                                     170%                     349%
---------------------------------------------------------------------------------------------




(1) Period April 2, 2007 (commencement of investments) through July 31, 2007. The financial highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders.


(2) Total return not annualized for periods of less than one year.


(3) One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.62)%.


(4) Annualized for periods of less than one full year.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The ratio was 5.92% in 2008 and 9.10% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.


(7) The expense ratio reflects expenses after any expense offset arrangements.





50  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  51

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



52  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the



                                                Glossary of investment terms  53
  issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




54  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  55

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



56  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is



                                                Glossary of investment terms  57
  theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




58  Janus Adviser Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------

  Investment Grade
  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.
  AA.......................  High quality; very strong capacity to pay principal and interest.
  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade
  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.
  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.
  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.
  CC.......................  Currently highly vulnerable to nonpayment.
  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.
  D........................  In default.




                                            Explanation of rating categories  59

FITCH, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.
  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.
  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade
  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
  CCC......................  May indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
  CC.......................  May indicate distressed or defaulted obligations with average or below average levels of recovery.
  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
  D........................  In default.






60  Janus Adviser Series

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  Aaa......................  Highest quality, smallest degree of investment risk.
  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.
  A........................  Upper to medium-grade obligations; many favorable investment attributes.
  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade
  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.
  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.
  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.





  Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.





                                            Explanation of rating categories  61

SECURITIES HOLDINGS BY RATINGS CATEGORY



  During the fiscal period ended July 31, 2008, the percentage of securities holdings for the Fund by rating category based upon a weighted monthly average was:



  FLOATING RATE HIGH INCOME FUND
  -----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                   0.0%
   AA                                                    0.0%
   A                                                     0.0%
   BBB                                                   2.4%
   BB                                                   49.9%
   B                                                     0.0%
   CCC                                                   2.8%
   CC                                                    0.0%
   C                                                     0.0%
   Not Rated                                             2.8%
   Preferred Stock                                       0.0%
   Cash and Options                                     42.1%
   TOTAL                                              100.00%
  -----------------------------------------------------------







62  Janus Adviser Series

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687

            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                              JANUS ADVISER SERIES
                  JANUS ADVISER FLOATING RATE HIGH INCOME FUND
                                 CLASS I SHARES

                                   Prospectus

    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Adviser Floating Rate High Income Fund ("Floating Rate High Income Fund" or the "Fund"), a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.


              The Fund currently offers four classes of shares. Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from the Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Floating Rate High Income Fund.......     2

FEES AND EXPENSES....................................     6

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     9
  Risks..............................................    12
  Frequently asked questions about certain risks.....    13
  General portfolio policies.........................    16

MANAGEMENT OF THE FUND
  Investment adviser.................................    21
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    21
  Management expenses................................    23
  Investment personnel...............................    25

OTHER INFORMATION....................................    26

DISTRIBUTIONS AND TAXES..............................    30

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    33
  Administrative, networking, or omnibus positioning
  fees...............................................    35
  Purchases..........................................    35
  Exchanges..........................................    37
  Redemptions........................................    37
  Redemption fee.....................................    39
  Excessive trading..................................    40
  Shareholder communications.........................    44

FINANCIAL HIGHLIGHTS.................................    45

GLOSSARY OF INVESTMENT TERMS.........................    47

EXPLANATION OF RATING CATEGORIES.....................    55






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER FLOATING RATE HIGH INCOME FUND

  Floating Rate High Income Fund (the "Fund") is designed for long-term investors who primarily seek current income from an investment which may have lower correlation to fixed-income markets than a traditional fixed-income fund.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FLOATING RATE HIGH INCOME FUND seeks to obtain high current income.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate loans and other floating or adjustable rate securities, including other senior loan investment companies and derivatives with exposure to senior loans. Due to the nature of securities in which the Fund invests, it may have relative high portfolio turnover compared to other funds.


  While the Fund generally seeks to invest in senior floating rate loans, the Fund may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-yield/high-risk bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates. The Fund's investments in floating rate securities are generally rated below investment grade or are unrated and have characteristics considered below investment grade.

  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. In particular, the

2  Janus Adviser Series
  portfolio manager performs research on the credit quality of borrowers, focusing on a borrower's ability to repay its obligations and the strength of its balance sheet. If the portfolio manager is unable to find attractive investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities (which may include investments in emerging markets), and fixed-income securities. The Fund may also invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risk associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than high-yield bond funds and funds that invest most of their assets in common stocks, the Fund's returns will vary, and you could lose money.

  CREDIT RISK. A fundamental risk of the Fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease the Fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by the Fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  INTEREST RATE RISK. Debt securities are subject to interest rate risk. Interest rate increases can cause the price of a debt security to decrease. Floating rate debt securities such as floating rate loans are less exposed to this risk and price volatility than comparable fixed-rate debt securities. The interest rates, however, of most floating rate loans adjust only periodically, and may not correlate with prevailing interest rates. Interim changes in prevailing interest rates may affect the value of the floating rate security and the Fund's returns.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets,




                                                          Risk/return summary  3
  a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  NON-INVESTMENT GRADE RISK. The Fund may invest without limit in floating rate loans and other debt securities that are rated below investment grade or are unrated securities with characteristics considered below investment grade. These investments may be considered speculative and have greater risks than investment grade securities, including the possible loss of income and principal. Risks arising from the Fund's investments in floating rate loans that are below investment grade may be similar to those of investment in "junk bonds." The Fund's investments in lower rated securities may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.

  COLLATERAL RISK. The collateral securing a senior floating rate loan can decline and/or be insufficient to meet the obligations of a borrower. As a result, a senior floating rate loan may not be fully collateralized and the investment may decline in value. In addition, in the case of default by a borrower, the collateral may be set aside by a court in a bankruptcy or similar proceeding. Borrowers may repay principal prior to the maturity of a loan, limiting the Fund's potential for returns.

  LIQUIDITY RISK. Floating rate loans generally are subject to restrictions on resale. Certain of the Fund's investments in floating rate loans may be deemed illiquid and the Fund may have limited ability to trade in secondary trading markets. Such factors may have an adverse impact on the market price of such securities and may affect the Fund's returns, resulting in a loss.


  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.




4  Janus Adviser Series

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's first annual and/or semiannual report. The performance of the Fund will be compared to the Credit Suisse First Boston ("CSFB") Leveraged Loan Index. The CSFB Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.




                                                          Risk/return summary  5

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Fund. The fees and expenses shown were determined based on net assets for the fiscal year ended July 31, 2008. The expense information shown includes administrative, networking, or omnibus positioning fee expenses. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class I Shares do not impose sales charges when you buy or sell the Fund's Class I Shares. However, if you sell Class I Shares of the Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.




6  Janus Adviser Series

--------------------------------------------------------------------------------

 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)




                                                                                  Class I
 Sales charges.................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount
   redeemed)...................................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)





------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                        Acquired   Total Annual              Net Annual
                                                         Fund(6)       Fund                     Fund
                             Management      Other      Fees and     Operating    Expense    Operating
                               Fee(4)     Expenses(5)   Expenses    Expenses(7)   Waivers   Expenses(7)
   Floating Rate High
      Income Fund - Class I     0.65%        4.40%        0.00%      5.05%(8)      4.13%      0.92%(8)



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

 (3) An exchange of Class I Shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.

 (4) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.

 (5) Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.


 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


 (7) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.


 (8) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------




                                                          Risk/return summary  7

--------------------------------------------------------------------------------

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                 1 Year    3 Years    5 Years    10 Years
                                                 ----------------------------------------
 Floating Rate High Income Fund - Class I         $ 505    $ 1,514    $ 2,522     $ 5,037




--------------------------------------------------------------------------------




8  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. WHAT ARE FLOATING RATE LOANS?

  Floating rate loans are debt securities that have floating interest rates tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets (the CD Rate). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement.

  Floating rate loans are typically issued to companies ("borrowers") in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower's capital structure. The senior position in the borrower's capital structure generally gives holders of senior loans a claim on certain of the borrower's assets that is senior to subordinated debt and preferred and common stock in the case of a borrower's default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit. The Fund may also invest in senior and junior subordinated debt and unsecured loans, which may have a higher risk of loss.

2. HOW DOES THE FUND INVEST IN FLOATING RATE LOANS?

  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. The borrower enters into a loan agreement with the lender

                                    Principal investment strategies and risks  9
  or lending syndicate. In a typical floating rate loan arrangement, the agent administers the loan agreement and is responsible for the collection of all interest, principal, and fee payments from the borrower. The Fund generally invests in floating rate loans through the agent, by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. The Fund generally expects to invest in floating rate loans through assignments.

  When the Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited than, those held by an assigning lender. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral.

  If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. As such, the Fund may be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. Additionally, the Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund.


3. WHAT ARE BANK LOANS?



  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Floating rate loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.



  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.



  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender"




10  Janus Adviser Series
  for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may have many claims by other lenders against the same collateral.



  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.



  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.



  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading assignments and participations to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.


4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. Floating rate debt security prices are generally less directly responsive to interest rate changes than comparable fixed-income securities and may not always follow this pattern. The income component of the Fund's holdings may include fixed-income securities. The Fund may use futures, options, and other derivatives to manage interest rate risk.


5. HOW DOES THE FUND MANAGE INTEREST RATE RISK?


  The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the



                                   Principal investment strategies and risks  11
  portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.




RISKS


  The Fund invests substantially all of its assets in income-generating securities, and as a result, it is subject to risks such as credit or default risks, and interest rate risk. The Fund's performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.


  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information ("SAI").




12  Janus Adviser Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ADDITIONAL RISKS ARE ASSOCIATED WITH FLOATING RATE LOANS?

  There may be a number of intermediate participants in floating rate loan transactions and loan agreements have specific rights and obligations, and terms and conditions. Any number of factors in an investment in floating rate loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns, and you could lose money.

  For the Fund's secured or collateralized investments, lenders may have difficulty liquidating collateral, the collateral might decline in value or be insufficient, or the collateral might be set aside in a court proceeding such as a bankruptcy proceeding. There may be many claims by other lenders against the same collateral. The Fund could be held liable as a co-lender.

  The Fund may not always be able to identify and invest in attractive senior floating rate loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. In such cases, the Fund may invest in other floating rate debt securities or other investments which may not be as attractive. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal.

  Certain of the senior loans in which the Fund may invest include revolving or delayed draw loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, the Fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans, the Fund intends to maintain high-quality liquid assets in an amount at least equal to its obligations under the revolving loan. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in senior floating rate loans.

  Borrowers may pay back principal in whole or part prior to scheduled due dates. This may result in the Fund realizing less income on a particular investment and replacing the floating rate loan with a less attractive security, which may provide less return to the Fund.

  Although the Fund may not invest 25% or more of its assets in securities or obligations of borrowers in a single industry, floating rate loan transactions may involve agents and other intermediate participants who are generally in the financial services industry. Such parties are typically banks, insurance companies,



                                   Principal investment strategies and risks  13
  finance companies and other financial institutions. While the Fund considers the borrower as the issuer of a floating rate loan in most circumstances, the Fund may be subject to the risks associated with the financial services sector. Companies in the financial services sector may be more susceptible to economic and regulatory events such as fluctuations in interest rates, changes in the monetary policy, governmental regulations concerning those industries, and capital raising activities and fluctuations in the financial markets.

2. WHAT IS MEANT BY "CREDIT QUALITY" WITH RESPECT TO FLOATING RATE LOANS AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH TRADING FLOATING RATE LOANS?

  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

4. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING?

  Because Floating Rate High Income Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.




14  Janus Adviser Series

5. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  The Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs



6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

7. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The



                                   Principal investment strategies and risks  15

  Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

8. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.





16  Janus Adviser Series

  PORTFOLIO TURNOVER


  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are normally made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.

  COUNTERPARTIES

  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





                                   Principal investment strategies and risks  17

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - equity securities

  - other debt securities

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of the Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis


  SHORT SALES


  To a limited extent, the Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. The Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.





18  Janus Adviser Series

  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.


  SWAP AGREEMENTS


  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  The Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.


  BORROWING

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its



                                   Principal investment strategies and risks  19
  portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.


  ILLIQUID INVESTMENTS

  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."







20  Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                      Management of the Fund  21
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




22  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES

  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.




  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers, if applicable).



  The rate shown below is a fixed rate based on the Fund's average daily net assets.




                                                              Contractual         Actual Investment
                                         Average Daily        Investment      Advisory Fee(1) (%) (for
                                          Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                                 of Fund          (annual rate)         July 31, 2008)
------------------------------------------------------------------------------------------------------
   Floating Rate High Income Fund     First $300 Million         0.65                   0.00(2)
                                       Over $300 Million         0.55
------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate show.


  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.


  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.




                                                      Management of the Fund  23

  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Floating Rate High Income Fund                          0.90
--------------------------------------------------------------------------







24  Janus Adviser Series

INVESTMENT PERSONNEL



FLOATING RATE HIGH INCOME FUND
--------------------------------------------------------------------------------
    JASON GROOM is Executive Vice President and Portfolio Manager of Janus Adviser Floating Rate High Income Fund, which he has managed since inception. Mr. Groom is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital as a fixed-income analyst in December 2004. Previously, he worked as a credit analyst for ING Investments in Scottsdale, Arizona from July 1998 to December 2004. He holds a Bachelor's degree in Economics from the University of Arizona and an M.B.A. from Thunderbird, The Garvin School of International Management.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  25

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Fund currently offers four classes of shares. Only Class I Shares are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from the Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, or Class S Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they

26  Janus Adviser Series
  were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining




                                                           Other information  27
  claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.




28  Janus Adviser Series

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  29

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE


  Income dividends for the Fund are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per

30  Janus Adviser Series
  share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at



                                                     Distributions and taxes  31
  the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




32  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from the Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days

                                                         Shareholder's guide  33
  or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not



34  Janus Adviser Series
  responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.


ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial



                                                         Shareholder's guide  35
  intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.




36  Janus Adviser Series

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Fund held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Fund may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.





                                                         Shareholder's guide  37

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.




38  Janus Adviser Series

REDEMPTION FEE

  Redemptions (and exchanges) of Shares held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the



                                                         Shareholder's guide  39
  effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Fund).

  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

  If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other




40  Janus Adviser Series

  Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a



                                                         Shareholder's guide  41
  purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading,



42  Janus Adviser Series
  some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at www.janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or



                                                         Shareholder's guide  43
  change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) to obtain these reports. The Trust's fiscal year ends July 31.




44  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance through July 31 of each fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in Class I Shares of the Fund (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  45

FLOATING RATE HIGH INCOME FUND - CLASS I
---------------------------------------------------------------------------------------------
                                                                Year or Period ended July 31
                                                               2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                          $9.57                   $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.61                     0.20
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.60)                   (0.43)

 Total from investment operations                               0.01                   (0.23)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.57)                   (0.20)
 Distributions from capital gains                                 --                       --

 Total distributions                                          (0.57)                   (0.20)


 NET ASSET VALUE, END OF PERIOD                                $9.01                    $9.57


 Total return(2)                                               0.09%                  (2.33)%(3)

 Net assets, end of period (in thousands)                     $1,717                   $1,493
 Average net assets for the period (in thousands)             $1,648                   $1,423
 Ratio of gross expenses to average net assets(4)(5)(6)        0.92%                    0.91%
 Ratio of net expenses to average net assets(4)(7)             0.90%                    0.90%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                 6.44%                    6.09%
 Portfolio turnover rate(4)                                     170%                     349%
---------------------------------------------------------------------------------------------




(1) Period April 2, 2007 (commencement of investments) through July 31, 2007. The financial highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders.
(2) Total return not annualized for periods of less than one year.
(3) One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.38)%.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 5.05% in 2008 and 7.72% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




46  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


                                                Glossary of investment terms  47

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



48  Janus Adviser Series
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the



                                                Glossary of investment terms  49
  issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




50  Janus Adviser Series

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



                                                Glossary of investment terms  51

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



52  Janus Adviser Series
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is



                                                Glossary of investment terms  53
  theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




54  Janus Adviser Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------

  Investment Grade
  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.
  AA.......................  High quality; very strong capacity to pay principal and interest.
  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade
  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.
  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.
  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.
  CC.......................  Currently highly vulnerable to nonpayment.
  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.
  D........................  In default.





                                            Explanation of rating categories  55

FITCH, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.
  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.
  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade
  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
  CCC......................  May indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
  CC.......................  May indicate distressed or defaulted obligations with average or below average levels of recovery.
  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
  D........................  In default.







56  Janus Adviser Series

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  Aaa......................  Highest quality, smallest degree of investment risk.
  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.
  A........................  Upper to medium-grade obligations; many favorable investment attributes.
  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade
  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.
  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.
  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




                                            Explanation of rating categories  57

SECURITIES HOLDINGS BY RATINGS CATEGORY



  During the fiscal period ended July 31, 2008, the percentage of securities holdings for the Fund by rating category based upon a weighted monthly average was:



  FLOATING RATE HIGH INCOME FUND
  -----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                   0.0%
   AA                                                    0.0%
   A                                                     0.0%
   BBB                                                   2.4%
   BB                                                   49.9%
   B                                                     0.0%
   CCC                                                   2.8%
   CC                                                    0.0%
   C                                                     0.0%
   Not Rated                                             2.8%
   Preferred Stock                                       0.0%
   Cash and Options                                     42.1%
   TOTAL                                              100.00%
  -----------------------------------------------------------








58  Janus Adviser Series

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60

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687

            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008






                              JANUS ADVISER SERIES
                  JANUS ADVISER FLOATING RATE HIGH INCOME FUND
                                 CLASS S SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Adviser Floating Rate High Income Fund ("Floating Rate High Income Fund" or the "Fund"), a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.

              The Fund currently offers four classes of shares. Class S Shares (the "Shares"), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Janus Adviser Floating Rate High Income Fund.......     2

FEES AND EXPENSES....................................     6

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal
  investment strategies..............................     9
  Risks..............................................    12
  Frequently asked questions about certain risks.....    13
  General portfolio policies.........................    16

MANAGEMENT OF THE FUND
  Investment adviser.................................    21
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    21
  Management expenses................................    23
  Investment personnel...............................    25

OTHER INFORMATION....................................    26

DISTRIBUTIONS AND TAXES..............................    29

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    32
  Distribution and service fees......................    34
  Purchases..........................................    34
  Exchanges..........................................    36
  Redemptions........................................    36
  Redemption fee.....................................    37
  Excessive trading..................................    39
  Shareholder communications.........................    43

FINANCIAL HIGHLIGHTS.................................    44

GLOSSARY OF INVESTMENT TERMS.........................    46

EXPLANATION OF RATING CATEGORIES.....................    54





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER FLOATING RATE HIGH INCOME FUND

  Floating Rate High Income Fund (the "Fund") is designed for long-term investors who primarily seek current income from an investment which may have lower correlation to fixed-income markets than a traditional fixed-income fund.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FLOATING RATE HIGH INCOME FUND seeks to obtain high current income.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name, as described below. The Fund will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate loans and other floating or adjustable rate securities, including other senior loan investment companies and derivatives with exposure to senior loans. Due to the nature of securities in which the Fund invests, it may have relative high portfolio turnover compared to other funds.


  While the Fund generally seeks to invest in senior floating rate loans, the Fund may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-yield/high-risk bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates. The Fund's investments in floating rate securities are generally rated below investment grade or are unrated and have characteristics considered below investment grade.


  In addition to considering economic factors such as the effect of interest rates on the Fund's investments, the portfolio manager applies a "bottom up" approach in choosing investments. This means that the portfolio manager looks at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Fund's investment policies. In particular, the

2  Janus Adviser Series
  portfolio manager performs research on the credit quality of borrowers, focusing on a borrower's ability to repay its obligations and the strength of its balance sheet. If the portfolio manager is unable to find attractive investments, the Fund's uninvested assets may be held in cash or similar investments, subject to the Fund's specific investment policies.


  Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities (which may include investments in emerging markets), and fixed-income securities. The Fund may also invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risk associated with an investment or market conditions) and to earn income and enhance returns.


MAIN INVESTMENT RISKS

  Although the Fund may be less volatile than high-yield bond funds and funds that invest most of their assets in common stocks, the Fund's returns will vary, and you could lose money.

  CREDIT RISK. A fundamental risk of the Fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Non-payment by a borrower may affect the value of the security and may decrease the Fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by the Fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  INTEREST RATE RISK. Debt securities are subject to interest rate risk. Interest rate increases can cause the price of a debt security to decrease. Floating rate debt securities such as floating rate loans are less exposed to this risk and price volatility than comparable fixed-rate debt securities. The interest rates, however, of most floating rate loans adjust only periodically, and may not correlate with prevailing interest rates. Interim changes in prevailing interest rates may affect the value of the floating rate security and the Fund's returns.


  MARKET RISK. The value of the Fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets,




                                                          Risk/return summary  3
  a decline in commodities prices, or if the market favors a different type of security than the type of security in which the Fund invests. If the value of the Fund's portfolio decreases, the Fund's net asset value ("NAV") will also decrease, which means if you sell your shares in the Fund you may lose money.


  NON-INVESTMENT GRADE RISK. The Fund may invest without limit in floating rate loans and other debt securities that are rated below investment grade or are unrated securities with characteristics considered below investment grade. These investments may be considered speculative and have greater risks than investment grade securities, including the possible loss of income and principal. Risks arising from the Fund's investments in floating rate loans that are below investment grade may be similar to those of investment in "junk bonds." The Fund's investments in lower rated securities may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.

  COLLATERAL RISK. The collateral securing a senior floating rate loan can decline and/or be insufficient to meet the obligations of a borrower. As a result, a senior floating rate loan may not be fully collateralized and the investment may decline in value. In addition, in the case of default by a borrower, the collateral may be set aside by a court in a bankruptcy or similar proceeding. Borrowers may repay principal prior to the maturity of a loan, limiting the Fund's potential for returns.

  LIQUIDITY RISK. Floating rate loans generally are subject to restrictions on resale. Certain of the Fund's investments in floating rate loans may be deemed illiquid and the Fund may have limited ability to trade in secondary trading markets. Such factors may have an adverse impact on the market price of such securities and may affect the Fund's returns, resulting in a loss.


  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.


  FOREIGN EXPOSURE RISK. The Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio. The Fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.




4  Janus Adviser Series

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.


  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods is included in the Fund's first annual and/or semiannual report. The performance of the Fund will be compared to the Credit Suisse First Boston ("CSFB") Leveraged Loan Index. The CSFB Leveraged Loan Index is a market value-weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.





                                                          Risk/return summary  5

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S of the Fund. The fees and expenses shown were determined based on net assets as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class S Shares do not impose sales charges when you buy or sell the Fund's Class S Shares. However, if you sell Class S Shares of the Fund that you have held for 90 days or less, you may pay a redemption fee.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.




6  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)


                                                                                  Class S
 Sales charges.................................................................   None
 Redemption fee on Shares held for 90 days or less (as a % of amount
   redeemed)...................................................................   2.00%(2)(3)
 Exchange fee..................................................................   None(3)






------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                             Acquired  Total Annual            Net Annual
                                  Distribution                Fund(7)      Fund                   Fund
                      Management     (12b-1)       Other     Fees and    Operating   Expense   Operating
                        Fee(4)       Fees(5)    Expenses(6)  Expenses   Expenses(8)  Waivers  Expenses(8)
   Floating Rate
      High Income
      Fund - Class S     0.65%        0.25%        4.54%       0.00%     5.44%(9)     4.03%     1.41%(9)
------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
  (2) The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.

  (3) An exchange of Class S Shares from the Fund held for 90 days or less may be subject to the 2.00% redemption fee.

  (4) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
  (5) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (6) Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.


  (7) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. The Fund's "ratio of gross expenses to average net assets" appearing in the Financial Highlights table does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses.


  (8) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus.


  (9) For a period of three years subsequent to the Fund's effective date, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.


--------------------------------------------------------------------------------





                                                          Risk/return summary  7

--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                 1 Year    3 Years    5 Years    10 Years
                                                 ----------------------------------------
 Floating Rate High Income Fund - Class S         $ 543    $ 1,621    $ 2,690     $ 5,322




--------------------------------------------------------------------------------




8  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Fund's principal investment strategies.

1. WHAT ARE FLOATING RATE LOANS?

  Floating rate loans are debt securities that have floating interest rates tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets (the CD Rate). If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement.

  Floating rate loans are typically issued to companies ("borrowers") in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower's capital structure. The senior position in the borrower's capital structure generally gives holders of senior loans a claim on certain of the borrower's assets that is senior to subordinated debt and preferred and common stock in the case of a borrower's default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Floating rate loans may include fully funded term loans or revolving lines of credit. The Fund may also invest in senior and junior subordinated debt and unsecured loans, which may have a higher risk of loss.

2. HOW DOES THE FUND INVEST IN FLOATING RATE LOANS?

  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. The borrower enters into a loan agreement with the lender

                                    Principal investment strategies and risks  9
  or lending syndicate. In a typical floating rate loan arrangement, the agent administers the loan agreement and is responsible for the collection of all interest, principal, and fee payments from the borrower. The Fund generally invests in floating rate loans through the agent, by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. The Fund generally expects to invest in floating rate loans through assignments.

  When the Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited than, those held by an assigning lender. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral.

  If the Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. As such, the Fund may be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. Additionally, the Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund.


3. WHAT ARE BANK LOANS?



  Bank loans, which include institutionally-traded floating rate securities, are generally acquired as an assignment or participation interest in loans originated by a lender or financial institution. Floating rate loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged.



  Assignments and participations involve various risks including credit, interest rate, and liquidity risk. Interest rates on floating rate loans adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"), which is a short-term interest rate that banks charge one another and that is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates.



  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender"




10  Janus Adviser Series
  for purposes of the particular loan agreement. The rights and obligations acquired by a Fund under an assignment may be different, and be more limited, than those held by an assigning lender. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan, and may bear the costs and liabilities associated with owning and disposing of any collateral. A Fund could be held liable as a co-lender. There is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. There is also the possibility that the collateral may be over committed and may have many claims by other lenders against the same collateral.



  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant.



  Bank loans are also subject to prepayment risk, which may occur if the underlying borrower on the loan is permitted to repay the loan principal, whether in whole or in part, prior to the scheduled maturity date. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.



  Because floating rate loan investments are generally below investment grade, a Fund may have difficulty trading assignments and participations to third parties. In addition, the secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. This may make it difficult for a Fund to sell such securities in such secondary markets, which in turn may affect the Fund's NAV.


4. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY INVESTMENT?

  Generally, a fixed-income security will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. Floating rate debt security prices are generally less directly responsive to interest rate changes than comparable fixed-income securities and may not always follow this pattern. The income component of the Fund's holdings may include fixed-income securities. The Fund may use futures, options, and other derivatives to manage interest rate risk.


5. HOW DOES THE FUND MANAGE INTEREST RATE RISK?


  The portfolio manager may vary the average-weighted effective maturity of the portfolio to reflect his analysis of interest rate trends and other factors. The Fund's average-weighted effective maturity will tend to be shorter when the



                                   Principal investment strategies and risks  11
  portfolio manager expects interest rates to rise and longer when the portfolio manager expects interest rates to fall. The Fund may also use futures, options, and other derivatives to manage interest rate risk.

6. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.



RISKS


  The Fund invests substantially all of its assets in income-generating securities, and as a result, it is subject to risks such as credit or default risks, and interest rate risk. The Fund's performance may also be affected by risks of certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.


  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in certain Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that the Fund is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to the Fund. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information ("SAI").




12  Janus Adviser Series

FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Fund.

1. WHAT ADDITIONAL RISKS ARE ASSOCIATED WITH FLOATING RATE LOANS?

  There may be a number of intermediate participants in floating rate loan transactions and loan agreements have specific rights and obligations, and terms and conditions. Any number of factors in an investment in floating rate loans could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund's returns, and you could lose money.

  For the Fund's secured or collateralized investments, lenders may have difficulty liquidating collateral, the collateral might decline in value or be insufficient, or the collateral might be set aside in a court proceeding such as a bankruptcy proceeding. There may be many claims by other lenders against the same collateral. The Fund could be held liable as a co-lender.

  The Fund may not always be able to identify and invest in attractive senior floating rate loans, as the market for such investments may be limited in certain economic conditions or because of a high number of potential purchasers of assignments and participations. In such cases, the Fund may invest in other floating rate debt securities or other investments which may not be as attractive. For example, the Fund may invest in junior or subordinated loans or unsecured loans. Such loans may not provide desired returns or may increase the potential for loss of income or principal.

  Certain of the senior loans in which the Fund may invest include revolving or delayed draw loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, the Fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans, the Fund intends to maintain high-quality liquid assets in an amount at least equal to its obligations under the revolving loan. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in senior floating rate loans.

  Borrowers may pay back principal in whole or part prior to scheduled due dates. This may result in the Fund realizing less income on a particular investment and replacing the floating rate loan with a less attractive security, which may provide less return to the Fund.

  Although the Fund may not invest 25% or more of its assets in securities or obligations of borrowers in a single industry, floating rate loan transactions may involve agents and other intermediate participants who are generally in the financial services industry. Such parties are typically banks, insurance companies,



                                   Principal investment strategies and risks  13
  finance companies and other financial institutions. While the Fund considers the borrower as the issuer of a floating rate loan in most circumstances, the Fund may be subject to the risks associated with the financial services sector. Companies in the financial services sector may be more susceptible to economic and regulatory events such as fluctuations in interest rates, changes in the monetary policy, governmental regulations concerning those industries, and capital raising activities and fluctuations in the financial markets.

2. WHAT IS MEANT BY "CREDIT QUALITY" WITH RESPECT TO FLOATING RATE LOANS AND WHAT ARE THE RISKS ASSOCIATED WITH IT?

  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. This may negatively impact a Fund's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH TRADING FLOATING RATE LOANS?

  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

4. WHAT ARE THE RISKS ASSOCIATED WITH BORROWING?

  Because Floating Rate High Income Fund may borrow money from banks for investment purposes, commonly referred to as "leveraging," the Fund's exposure to fluctuations in the prices of these securities is increased in relation to the Fund's capital. The Fund's borrowing activities will exaggerate any increase or decrease in the NAV of the Fund. In addition, the interest which a Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances, are additional costs which will reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the Fund compared with what it would have been without borrowing.




14  Janus Adviser Series

5. HOW COULD THE FUND'S INVESTMENTS IN FOREIGN SECURITIES AFFECT ITS
   PERFORMANCE?

  The Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because the Fund's performance may depend on factors other than the performance of a particular company. These factors include:

  - currency risk
  - political and economic risk
  - regulatory risk
  - foreign market risk
  - transaction costs




6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

7. HOW DOES THE FUND TRY TO REDUCE RISK?

  The Fund may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect its portfolio from adverse movements in securities prices and interest rates. The



                                   Principal investment strategies and risks  15

  Fund may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Fund. The Fund's performance could be worse than if the Fund had not used such instruments.

8. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. The Fund's investments, if any, in multiple companies in a particular industry increase the Fund's exposure to industry risk.

GENERAL PORTFOLIO POLICIES


  Unless otherwise stated, the following general policies apply to the Fund. Except for the Fund's policies with respect to investments in illiquid securities, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if the Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.


  CASH POSITION

  The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent the Fund invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.



  In addition, the Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.





16  Janus Adviser Series

  PORTFOLIO TURNOVER


  In general, the Fund intends to purchase securities for long-term investment, although, to a limited extent, the Fund may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. The Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the investment style of the portfolio manager. Changes are normally made in the Fund's portfolio whenever the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.


  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance. The "Financial Highlights" section of this Prospectus shows the Fund's historical turnover rates.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may not recover its investment or may obtain a limited recovery, and/or recovery may be delayed.



  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the fund's cash balance is invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





                                   Principal investment strategies and risks  17

  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund's assets or reducing risk; however, they may not achieve the Fund's investment objective. These securities and strategies may include:

  - equity securities

  - other debt securities

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of a fund's portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of the Fund's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis


  SHORT SALES


  To a limited extent, the Fund may engage in short sales. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. The Fund's losses are potentially unlimited in a short sale transaction. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.





18  Janus Adviser Series

  Due to certain foreign countries' restrictions, the Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, the Fund's ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.


  SWAP AGREEMENTS




  Certain funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a fund. If the other party to a swap defaults, a fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the fund and reduce the fund's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."



  SECURITIES LENDING

  The Fund may lend portfolio securities on a short-term or long-term basis, up to one-third of its total assets. The Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When the Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.


  BORROWING

  The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered "senior securities" (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its



                                   Principal investment strategies and risks  19
  portfolio holdings within three days in order to reduce the Fund's debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.


  ILLIQUID INVESTMENTS

  The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Fund's Trustees, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

  SPECIAL SITUATIONS
  The Fund may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. The Fund's performance could suffer from its investments in "special situations."






20  Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross

                                                      Management of the Fund  21
  and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the SAI.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.




22  Janus Adviser Series

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES

  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fees, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay.




  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital (gross and net of fee waivers, if applicable).



  The rate shown below is a fixed rate based on the Fund's average daily net assets.




                                                                      Contractual         Actual Investment
                                                  Average Daily       Investment      Advisory Fee(1) (%) (for
                                                   Net Assets      Advisory Fee (%)     the fiscal year ended
  Fund Name                                          of Fund         (annual rate)         July 31, 2008)
--------------------------------------------------------------------------------------------------------------
  Floating Rate High Income Fund               First $300 Million        0.65                   0.00(2)
                                               Over $300 Million         0.55
--------------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.


  (2) For the fiscal year ended July 31, 2008, the Fund did not pay Janus Capital any investment advisory fees (net of fee waivers). The Fund's fee waiver exceeded the investment advisory fee.


  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by



                                                      Management of the Fund  23
  contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fees, administrative services fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.


  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  Floating Rate High Income Fund                          0.90
--------------------------------------------------------------------------







24  Janus Adviser Series

INVESTMENT PERSONNEL

FLOATING RATE HIGH INCOME FUND
--------------------------------------------------------------------------------
    JASON GROOM is Executive Vice President and Portfolio Manager of Janus Adviser Floating Rate High Income Fund, which he has managed since inception. Mr. Groom is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital as a fixed-income analyst in December 2004. Previously, he worked as a credit analyst for ING Investments in Scottsdale, Arizona from July 1998 to December 2004. He holds a Bachelor's degree in Economics from the University of Arizona and an M.B.A. from Thunderbird, The Garvin School of International Management.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  25

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Fund currently offers four classes of shares. Class S Shares are offered by this Prospectus. The Shares of the Fund are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, or Class I Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES


  The Fund may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Fund's ability to achieve its investment objective. If sales of the Fund are limited, it is expected that existing shareholders invested in the Fund would be permitted to continue to purchase Shares through their existing Fund accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed fund would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the fund is believed to negatively impact existing fund shareholders. The closed fund may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the fund and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal

26  Janus Adviser Series
  statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-
  2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.





                                                           Other information  27

  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




28  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE


  Income dividends for the Fund are normally declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details. Distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well.


  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions, other than daily income dividends, are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per

                                                     Distributions and taxes  29
  share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to



30  Janus Adviser Series
  shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

  Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The Fund will monitor its transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  31

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's Shares.


  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agents. In order to receive a day's price, your order must be received in good order by the Fund or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.


  Securities held by the Fund are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the

32  Janus Adviser Series
  securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the Fund's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of the Fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by the Fund, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers. The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.




                                                         Shareholder's guide  33

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund. Under the terms of the Class S Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Fund.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Janus Services LLC ("Janus Services"), the Trust's transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S of the Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Fund.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the



34  Janus Adviser Series

  Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.




                                                         Shareholder's guide  35

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - An exchange of Shares from the Fund held for 90 days or less may be subject to the Fund's redemption fee. For more information on redemption fees, including a discussion of the circumstances in which the redemption fee may not apply, refer to "Redemption Fee."

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.





36  Janus Adviser Series

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

REDEMPTION FEE

  Redemptions (and exchanges) of Shares held for 90 days or less may be subject to the Fund's redemption fee. The redemption fee is 2.00% of a shareholder's redemption proceeds. This fee is paid to the Fund rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage



                                                         Shareholder's guide  37
  commissions, market impact, and other costs associated with changes in the Fund's asset level and cash flow due to short-term money movements in and out of the Fund.

  Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's.

  The redemption fee does not apply to certain types of accounts held through intermediaries, including: (i) certain employer-sponsored retirement plans;
  (ii) certain broker wrap fee and other fee-based programs; (iii) certain omnibus accounts where the omnibus account holder does not have the operational capability to impose a redemption fee on its underlying customers' accounts; and (iv) certain intermediaries that do not have or report to the Fund sufficient information to impose a redemption fee on their customers' accounts.

  In addition, the redemption fee does not apply to: (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by the shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; (v) redemptions by participants of an employer-sponsored automatic enrollment 401(k) plan who properly elect a refund of contributions within 90 days of being automatically enrolled in such plan; (vi) involuntary redemptions imposed by Janus Capital; and (vii) reinvested distributions (dividends and capital gains). When cooperation from a financial intermediary is necessary to impose a redemption fee on its customers' accounts, different or additional exemptions may be applied by the financial intermediary. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by intermediaries. Contact your financial intermediary or refer to your plan documents for more information on whether the redemption fee is applied to your shares.

  In addition to the circumstances previously noted, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Fund's redemption fee, the Fund will notify you at least 60 days prior to the effective date of the change.




38  Janus Adviser Series

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Fund attempts to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees as described under "Redemption Fee" (where applicable on certain classes of the Fund).

  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

  If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a



                                                         Shareholder's guide  39

  Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




40  Janus Adviser Series

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as "stale pricing"). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.




                                                         Shareholder's guide  41

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab at www.janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's




42  Janus Adviser Series

  Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  43

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance through July 31 of each fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the table represents the rate that an investor would have earned (or lost) on an investment in Class S Shares of the Fund (assuming reinvestment of all dividends and distributions).


44  Janus Adviser Series

FLOATING RATE HIGH INCOME FUND - CLASS S
------------------------------------------------------------------------------------------
                                                              Year or Period ended July 31
                                                               2008                2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $9.57                 $10.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.56                  0.19
 Net gain/(loss) on securities (both realized and
     unrealized)                                              (0.60)                (0.43)

 Total from investment operations                             (0.04)                (0.24)

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.54)                (0.19)
 Distributions from capital gains                                 --                    --

 Total distributions                                          (0.54)                (0.19)


 NET ASSET VALUE, END OF PERIOD                                $8.99                 $9.57


 Total return(2)                                             (0.38)%               (2.49)%(3)

 Net assets, end of period (in thousands)                     $1,253                $1,257
 Average net assets for the period (in thousands)             $1,251                $1,258
 Ratio of gross expenses to average net assets(4)(5)(6)        1.41%                 1.40%
 Ratio of net expenses to average net assets(4)(7)             1.40%                 1.40%
 Ratio of net investment income/(loss) to average net
     assets(4)                                                 5.96%                 5.54%
 Portfolio turnover rate(4)                                     170%                  349%
------------------------------------------------------------------------------------------





(1) Period April 2, 2007 (commencement of investments) through July 31, 2007. The financial highlights include financial data for the period April 2, 2007 (commencement of investments) through May 2, 2007 (effective date). During this period, the Fund was unavailable for purchase by shareholders.
(2) Total return not annualized for periods of less than one year.
(3) One factor impacting the Fund's performance significantly was investments in new issues. Given the Fund's relatively small size at inception and short performance record, investments in new issues may have had a disproportionate impact on performance. There is no assurance that the Fund's future investments in new issues will have the same effect on performance in the future. For the period May 2, 2007 (effective date) to July 31, 2007, the cumulative total return was (3.50)%.
(4) Annualized for periods of less than one full year.
(5) The expense ratio reflects expenses prior to any expense offset arrangements.

(6) The ratio was 5.44% in 2008 and 8.52% in 2007 before waiver of certain fees and expense offsets incurred by the Fund.

(7) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  45

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Fund may invest. The Fund may invest in these instruments to the extent permitted by its investment objective and policies. The Fund is not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.


46  Janus Adviser Series

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously



                                                Glossary of investment terms  47
  agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semi-annual, or annual interest payments. On the date of each coupon payment, the



48  Janus Adviser Series
  issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.




                                                Glossary of investment terms  49

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date.



50  Janus Adviser Series

  Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market



                                                Glossary of investment terms  51
  capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is



52  Janus Adviser Series
  theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




                                                Glossary of investment terms  53

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------

  Investment Grade
  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.
  AA.......................  High quality; very strong capacity to pay principal and interest.
  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade
  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.
  B........................  More vulnerable to nonpayment than obligations rated "BB", but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.
  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.
  CC.......................  Currently highly vulnerable to nonpayment.
  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.
  D........................  In default.





54  Janus Adviser Series

FITCH, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.
  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.
  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.
  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade
  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.
  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.
  CCC......................  May indicate distressed or defaulted obligations with potential for average to superior levels of recovery.
  CC.......................  May indicate distressed or defaulted obligations with average or below average levels of recovery.
  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.
  D........................  In default.







                                            Explanation of rating categories  55

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade
  Aaa......................  Highest quality, smallest degree of investment risk.
  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.
  A........................  Upper to medium-grade obligations; many favorable investment attributes.
  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade
  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.
  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.
  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security;
  (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




56  Janus Adviser Series

SECURITIES HOLDINGS BY RATINGS CATEGORY



  During the fiscal period ended July 31, 2008, the percentage of securities holdings for the Fund by rating category based upon a weighted monthly average was:



  FLOATING RATE HIGH INCOME FUND
  -----------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                   0.0%
   AA                                                    0.0%
   A                                                     0.0%
   BBB                                                   2.4%
   BB                                                   49.9%
   B                                                     0.0%
   CCC                                                   2.8%
   CC                                                    0.0%
   C                                                     0.0%
   Not Rated                                             2.8%
   Preferred Stock                                       0.0%
   Cash and Options                                     42.1%
   TOTAL                                              100.00%
  -----------------------------------------------------------









                                            Explanation of rating categories  57

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58

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                                                                              59

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60

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                   www.janus.com/info

                   151 Detroit Street
                   Denver, CO 80206-4805
                   1-877-335-2687

            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                              JANUS ADVISER SERIES
              JANUS ADVISER MODULAR PORTFOLIO CONSTRUCTION(R) FUND
                                 CLASS A SHARES
                                 CLASS C SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Adviser Modular Portfolio Construction Fund ("MPC Fund" or the "Fund"), a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.

              The Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class A Shares and Class C Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

              Modular Portfolio Construction is a registered trademark of Janus International Holding LLC; and other marks referred to herein are the trademarks, servicemarks, registered trademarks, or registered servicemarks of the respective owners thereof.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Modular Portfolio Construction Fund..     4

FEES AND EXPENSES....................................    10

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Principal investment strategies of the Fund........    13
  Risks of the Fund..................................    16

MANAGEMENT OF THE FUND
  Investment adviser.................................    25
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    25
  Management expenses................................    27
  Investment personnel...............................    29

OTHER INFORMATION....................................    30

DISTRIBUTIONS AND TAXES..............................    33

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    36
  Choosing a share class.............................    38
  Distribution, servicing, and administrative,
  networking, or omnibus positioning fees............    39
  Purchases..........................................    41
  Exchanges..........................................    45
  Redemptions........................................    46
  Excessive trading..................................    48
  Shareholder communications.........................    52

FINANCIAL HIGHLIGHTS.................................    53

APPENDIX A...........................................    54

GLOSSARY OF INVESTMENT TERMS.........................    63





                                                            Table of contents  1

JANUS ADVISER MODULAR PORTFOLIO CONSTRUCTION FUND

  This Prospectus provides information about Janus Adviser Modular Portfolio Construction Fund (the "MPC Fund" or the "Fund"), a mutual fund that invests primarily in other Janus mutual funds (the "underlying funds") but also may invest directly in individual securities. Because it invests in other funds, the Fund is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Fund is best suited for long-term investors.

  The Fund seeks long term growth of capital with a secondary emphasis on income. In an attempt to construct a diversified portfolio that maximizes risk-adjusted returns relative to the MPC Allocation Composite Index (defined later in the Prospectus), Janus Capital Management LLC ("Janus Capital"), the Fund's investment adviser, utilizes Modular Portfolio Construction (MPC) when allocating Fund assets. MPC is a proprietary portfolio-building methodology that seeks to enhance the traditional techniques of portfolio construction. The MPC process that is applied to the Fund involves three steps: 1) Define and Allocate Among Asset Categories; 2) Optimization; and 3) Rebalancing.

  DEFINE AND ALLOCATE AMONG ASSET CATEGORIES. Janus Capital defines three distinct asset categories: Core, Alpha, and Alternative. Janus Capital assigns each fund or security in which the Fund invests to one of those categories as follows:

  - The Core category is comprised of funds that hold equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - The Alpha category is comprised of funds that invest in a broad range of traditional asset classes (which includes equity and fixed income investments) and that have historically outperformed their respective benchmarks within parameters established by Janus Capital. The Alpha category is less focused on the asset class composition of the global market.

  - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), hedge fund strategy investments, commodities, real estate securities, structured products, or funds that invest in them.




2  Janus Adviser Series

  Janus Capital then determines how the Fund's current assets should be allocated among the categories. The following table indicates the Fund's target allocation ranges, among the asset categories.


  Asset Category(1)                         Allocation Range    Expected Allocation
  ---------------------------------------------------------------------------------
  Core                                           50%-70%                60%
  Alpha                                          20%-40%                30%
  Alternative                                     5%-15%                10%
  ---------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  OPTIMIZATION. To identify the most appropriate underlying funds in each asset category, Janus Capital performs a quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship to other underlying funds, as well as uses the portfolio manager's judgment on asset allocations ("optimization process"). The goal of the optimization process is to identify a mix of underlying funds and securities that has the potential for enhanced risk-adjusted returns. Once the optimization process identifies the appropriate underlying funds, the Fund invests its assets in the selected underlying funds.

  REBALANCING. On a quarterly basis, the Fund's investments are rebalanced to reflect changes resulting from Janus Capital's optimization process, market fluctuations, or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  As a result of its investment in underlying funds and other securities, the Fund will be exposed to different asset classes such as equity securities (including both growth- and value-style equities and U.S. and non-U.S. based companies), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity and duration), and alternative asset classes.

  The following table provides the Fund's expected allocation ranges among the traditional asset classes.

  Asset Class                             Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Equity                                       60%-90%                64%
  Fixed Income                                 15%-30%                26%
  Alternative Strategies(1)                     5%-15%                10%
  -------------------------------------------------------------------------------



  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate securities, and other securities less correlated to the market.

  The underlying Janus funds listed in Appendix A invest in varying percentages of equity securities, fixed income and alternative securities. These funds have been selected as potential investments because they represent a universe of investment strategies, asset categories and asset classes that may help achieve the Fund's investment objective. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives of the Underlying Funds" in Appendix A.




                            Janus Adviser Modular Portfolio Construction Fund  3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER MODULAR PORTFOLIO CONSTRUCTION FUND

  Modular Portfolio Construction Fund is designed for investors who primarily seek returns over time consistent with growth of capital and, secondarily, income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MPC FUND seeks long term growth of capital with a secondary emphasis on income.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its objective by investing in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital's MPC process to allocate assets across the following three asset categories (as defined by Janus Capital):

  - Core - The Core category seeks to provide market-like exposure by investing in funds that in turn primarily invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, and investment-grade bonds. While not a primary strategy, the underlying funds may also invest in emerging market stocks and high-yield bonds. A primary goal of the Core portfolio is to provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - Alpha - The Alpha category seeks to generate higher-than-market returns on a risk-adjusted basis by investing in funds that in turn invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, emerging market stocks, investment-grade bonds, and high-yield bonds. Unlike funds in the Core category, the Alpha category is less focused on the asset class composition of the global market. Instead, the Alpha category is comprised of funds, unconstrained by asset class or investment style, that Janus Capital believes will likely generate higher-than-market returns over a market cycle.


4  Janus Adviser Series

  - Alternative - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, ETNs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, and structured products.

  The Fund attempts to maximize returns by investing the Fund's assets in underlying funds investing in stocks (U.S. and non-U.S.), bonds, cash equivalents, alternative asset classes (such as real estate securities and commodity-related securities), and alternative investment strategies (such as leveraged and sector-based strategies). The target allocation of the Fund's assets among underlying funds is based on an optimization process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds, as well as the portfolio manager's judgment. Janus Capital analyzes Fund allocations on a regular basis in order to integrate current market data and reallocates on a quarterly basis.

  The Fund's portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager consults with a committee comprised of Janus Capital investment professionals ("Asset Allocation Committee") to regularly review the proprietary MPC process and the allocation of the Fund's assets among the underlying funds to determine modifications to the underlying funds' asset categories and/or weightings, or to substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. The portfolio manager and Asset Allocation Committee normally review asset allocations on a quarterly basis. The portfolio manager oversees the implementation of trades on behalf of the Fund.

  The Fund's investments will be rebalanced to the identified optimal weightings on a quarterly basis, although more frequent changes can occur. The Fund's asset class, category allocations, underlying funds, or underlying fund weightings may change without shareholder notice.

  The Fund will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives of the Underlying Funds" in Appendix A.

  The Fund may invest in ETFs and ETNs to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions.




                                                          Risk/return summary  5

  The Fund may use derivatives (including, but not limited to, swap agreements) for a variety of purposes, including to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

  When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE FUND

  ALLOCATION RISK. The Fund's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



6  Janus Adviser Series

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

  COMMODITY-LINKED DERIVATIVE INVESTMENT RISK. The Fund may invest in derivatives that have exposure to the commodities markets. This exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds may be higher than the fees paid to Janus Capital by the Fund or by other funds available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  MARKET RISK. The biggest risk is that the underlying funds' returns may vary, and you could lose money. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Fund's NAV, which means if you sell your shares in the Fund you may lose money.




                                                          Risk/return summary  7

  FIXED-INCOME SECURITIES RISK. Through the Fund's investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  EXCHANGE-TRADED FUNDS RISK. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained.

  EXCHANGE-TRADED NOTES RISK. The Fund may invest in ETNs, which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the



8  Janus Adviser Series

  ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and/or semiannual report. Performance information for each underlying fund is available in its prospectus. The performance of the Fund will be compared to the Russell 3000(R) Index, which is the Fund's primary benchmark index. The Russell 3000(R) Index measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. The index is not actively managed and is not available for direct investment. Russell 3000 is a trademark and service mark of the Frank Russell Company. The MPC Allocation Composite Index, a hypothetical combination of unmanaged indices, will be the Fund's secondary benchmark index. This internally-calculated index combines the total returns from the Russell 3000(R) Index (50%), the Lehman Brothers Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. Index (25%).




                                                          Risk/return summary  9

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A Shares or Class C Shares of the Fund. Expense information shown reflects estimated annualized expenses, including administrative, networking, or omnibus positioning fee expenses, that Class A Shares and Class C Shares expect to incur during the Fund's initial fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  The Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Fund's returns will be net of these expenses. The table on the following page provides an estimate of the Fund's expenses based on the initial allocations to the underlying funds and each underlying fund's total annual operating expenses (or "estimated expenses" for any allocation to an underlying fund with less than one year of operations). The table shows the estimated total expenses that result from combining the annual fund operating expenses of the Fund with the estimated underlying funds' expenses. Expenses may be higher or lower depending upon the allocation of the Fund's assets among the underlying funds and the actual expenses of the underlying funds.

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.




10  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                   Class A    Class C
  Maximum Sales Charge (load) Imposed on
     Purchases (as a % of offering price)......   5.75%(2)   N/A
  Maximum Deferred Sales Charge (load) (as a %
     of the lower of original purchase price or
     redemption proceeds)......................   None(3)    1.00%(4)
  Redemption Fee...............................   None(5)    None(5)
  Exchange Fee.................................   None(5)    None(5)



------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                           Acquired      Total Annual                  Net Annual
                                                                           Fund(9)           Fund                         Fund
                   Management   Distribution/Service        Other          Fees and        Operating      Expense       Operating
                     Fee(6)        (12b-1) Fees(7)       Expenses(8)     Expenses(5)     Expenses(10)     Waivers     Expenses(10)
MPC Fund -
  Class A             0.07%             0.25%               0.40%           0.91%            1.63%         0.02%          1.61%
  Class C             0.07%             1.00%               0.40%           0.91%            2.38%         0.02%          2.36%



--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) Sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
 (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.
 (5) The Fund's redemption or exchange of certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee, if applicable.
 (6) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
 (7) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (8) Since the Fund is new, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.

 (9) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since the Fund is new, Acquired Fund Fees and Expenses are estimated based on the Fund's initial allocations to underlying funds.
(10) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus. For a period of three years subsequent to the Fund's commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------



                                                         Risk/return summary  11

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. All of the examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


IF CLASS A SHARES ARE REDEEMED:                1 Year(1)(2)    3 Years(1)(3)
                                               -----------------------------
  MPC Fund - Class A                               $ 731          $ 1,060


--------------------------------------------------------------------------------

IF CLASS C SHARES ARE REDEEMED:                1 Year(4)      3 Years(3)
                                               ---------------------------
  MPC Fund - Class C                              $ 341         $    742


--------------------------------------------------------------------------------

IF CLASS A SHARES ARE NOT REDEEMED:            1 Year(1)(3)    3 Years(1)(3)
                                               -----------------------------
  MPC Fund - Class A                               $ 731          $ 1,060


--------------------------------------------------------------------------------

IF CLASS C SHARES ARE NOT REDEEMED:            1 Year(3)      3 Years(3)
                                               ---------------------------
  MPC Fund - Class C                              $ 241         $    742



--------------------------------------------------------------------------------
  (1) Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Fund. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.
  (2) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.
  (3) Contingent deferred sales charge is not applicable.
  (4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder's Guide.

 Ongoing expenses associated with Class C Shares, over time, may exceed those of Class A Shares.

--------------------------------------------------------------------------------




12  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks of the Fund" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  Janus Capital's MPC process attempts to maximize returns for a targeted level of risk by investing the Fund's assets in underlying funds comprised of equities, fixed-income securities, money market instruments, alternative investments (such as commodities-related investments and real estate securities), and alternative investment strategies (such as leveraged and sector-based strategies).

  During the first part of the MPC process, Janus Capital defines each asset category (i.e., Core, Alpha, and Alternative) based on certain factors and assigns each underlying fund to an asset category. The Core category is comprised of funds that hold market-oriented equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset classes' representation in today's global, integrated market as determined by Janus Capital. The Alpha category is comprised of funds that invest in a broad range of traditional asset classes and that have historically outperformed their respective benchmarks within parameters established by Janus Capital. The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, investments with hedge fund strategy exposure, commodities, real estate securities, structured products, or funds that invest in them.

  The following table illustrates the Fund's expected average asset allocation ranges among the asset categories.


Asset Category(1)                      Allocation Range    Expected Allocation
------------------------------------------------------------------------------
Core                                        50%-70%                60%
Alpha                                       20%-40%                30%
Alternative                                  5%-15%                10%
------------------------------------------------------------------------------




  (1) As defined by Janus Capital.

  After defining and assigning appropriate asset categories, Janus Capital uses quantitative analysis and the portfolio manager's judgment to efficiently allocate assets across underlying funds and other securities. Janus Capital then monitors the Fund's allocation on a regular basis and may reallocate assets among the various underlying funds and investments on a quarterly basis. Janus Capital may at times modify asset categories or allocations in response to additional research,

                                   Principal investment strategies and risks  13
  changing market conditions, or other factors such as tax considerations or limitations imposed by securities laws.

  The Fund will indirectly invest in different asset classes such as equity securities (including both growth- and value-style equities), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity or duration), and alternative asset classes. The following table illustrates the Fund's expected average asset allocation ranges among the asset classes.


Asset Class                            Allocation Range    Expected Allocation
------------------------------------------------------------------------------
Equity                                      60%-90%                64%
Fixed Income                                15%-30%                26%
Alternative Strategies(1)                    5%-15%                10%
------------------------------------------------------------------------------




  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate securities, and other securities less correlated to the market.

  Although the Fund may invest in any or all of the underlying funds that are described in Appendix A of this Prospectus, it is expected that the Fund will normally invest in only some of the underlying funds at any particular time. The Fund's investment in any underlying fund may exceed 25% of the Fund's total assets. For information on the underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives of the Underlying Funds" in Appendix A. In addition to investing in the underlying funds, at the discretion of Janus Capital and without shareholder notification, the Fund may invest in additional Janus funds established in the future.




14  Janus Adviser Series

  The following table shows the target investment allocation of the Fund in each category and the list of currently available underlying funds for that category as of the date of this Prospectus. These categories and allocations may change at any time without notice.

                                                                                                     MPC FUND
                                                                                                 TARGET ALLOCATION
                       ASSET CATEGORY - POTENTIAL UNDERLYING FUNDS*                            (PER ASSET CATEGORY)

CORE                                                                                                60.0%
  INTECH Risk-Managed Stock Fund                Janus Adviser Mid Cap Growth Fund
  Janus Adviser Balanced Fund                   Janus Adviser Mid Cap Value Fund
  Janus Adviser Flexible Bond Fund              Janus Adviser Small Company Value Fund
  Janus Adviser Fundamental Equity Fund         Janus Adviser Small-Mid Growth Fund
  Janus Adviser Global Research Fund            Janus Balanced Fund
  Janus Adviser Growth and Income Fund          Janus Enterprise Fund
  Janus Adviser INTECH Risk-Managed Core Fund   Janus Flexible Bond Fund
  Janus Adviser INTECH Risk-Managed             Janus Fund
     Growth Fund                                Janus Fundamental Equity Fund
  Janus Adviser INTECH Risk-Managed             Janus Global Research Fund
     International Fund                         Janus Growth and Income Fund
  Janus Adviser INTECH Risk-Managed Value       Janus Mid Cap Value Fund (Investor Shares)
     Fund                                       Janus Research Fund
  Janus Adviser International Equity Fund       Janus Short-Term Bond Fund
  Janus Adviser Large Cap Growth Fund           Janus Triton Fund
ALPHA                                                                                               30.0%
  Janus Adviser Contrarian Fund                 Janus Global Life Sciences Fund
  Janus Adviser Floating Rate High Income Fund  Janus Global Opportunities Fund
  Janus Adviser Forty Fund                      Janus Global Technology Fund
  Janus Adviser High-Yield Fund                 Janus High-Yield Fund
  Janus Adviser International Forty Fund        Janus Orion Fund
  Janus Adviser International Growth Fund       Janus Overseas Fund
  Janus Adviser Orion Fund                      Janus Twenty Fund
  Janus Adviser Worldwide Fund                  Janus Venture Fund
  Janus Contrarian Fund                         Janus Worldwide Fund
ALTERNATIVE(+)                                                                                      10.0%
  Janus Adviser Global Real Estate Fund
  Janus Adviser Long/Short Fund
  Unaffiliated ETFs


 * The Fund intends to invest in Class I Shares of the Janus Adviser Series underlying funds.
 + The Alternative Category may also be comprised of other investments such as ETNs, derivatives, real estate securities, or structured products.

  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Fund may reallocate its assets among these or any other funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. Janus Capital may change the asset class and category allocations, the potential underlying funds, an underlying fund's asset category, or the weightings without notice to shareholders. Information regarding the Fund's actual allocations to underlying funds and alternative strategies is available to shareholders on



                                   Principal investment strategies and risks  15
  a periodic basis through the Fund's annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at www.janus.com/info. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.

  The following chart summarizes the management process:

                                        NORMAL
ACTION                                  FREQUENCY
Establish strategic asset class         Annually
  allocation policy
Allocate daily cash flows using         Daily
  target proportions
Monitor model variances and, if         Daily
  necessary, rebalance
Review/rebalance Fund allocations       Quarterly
Review asset (and sub-asset) class      Annually
  exposures/classifications



  The following are general policies that apply to the Fund and the underlying funds.

  CASH POSITION

  The Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER
  The Fund normally seeks long-term investment, although the Fund may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Fund turnover is affected by the optimization process, market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the judgment of the portfolio manager. Changes are normally made in the Fund's holdings whenever the optimization process suggests a change or the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Fund's transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.

RISKS OF THE FUND

  You may experience volatility and lose money by investing in the Fund. The Fund intends to allocate assets among underlying funds that invest in stocks, bonds, and alternative strategy investments and may invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk



16  Janus Adviser Series
  exposure within the selection of investments in a variety of Janus funds. Janus Capital's allocation of the Fund's assets to certain asset classes, asset categories, and underlying funds may not be successful in achieving the Fund's objective. There is a risk that you may achieve lower returns by investing in the Fund instead of investing directly in the underlying funds. Certain of the underlying funds in which the Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by the Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.

  There is additional risk for the Fund with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund's returns. The Fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying funds. The officers and Trustees of the Fund may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. Purchases and redemptions of an underlying fund by the Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by the Fund may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  17

  The Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.

  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

  The following information is designed to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund's investment allocation. The greater the Fund's allocation to an underlying fund or investment, the greater the Fund's exposure to the risks associated with that underlying fund or investment.

  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  COLLATERAL RISK. The collateral securing a senior floating rate loan can decline and/or be insufficient to meet the obligations of a borrower. As a result, a senior floating rate loan may not be fully collateralized, and the investment may decline in value. In addition, in the case of default by a borrower, the collateral may be set aside by a court in a bankruptcy or similar proceeding. Borrowers may repay principal prior to the maturity of a loan, limiting an underlying fund's potential for returns.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological




18  Janus Adviser Series
  advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Nonpayment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/ IFCG Frontier Markets indices. To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may



                                   Principal investment strategies and risks  19
  have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

  FLOATING RATE LIQUIDITY RISK. Floating rate loans generally are subject to restrictions on resale. Certain of an underlying fund's investments in floating rate loans may be deemed illiquid and an underlying fund may have limited ability to trade in secondary trading markets. Such factors may have an adverse impact on the market price of such securities and may affect an underlying fund's returns, resulting in a loss.

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  GROWTH SECURITIES RISK. Certain underlying funds invest in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. Certain underlying funds (Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, and Janus High-Yield Fund) may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, certain underlying funds may invest in companies related in such a



20  Janus Adviser Series
  way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

  INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. The yield of an underlying fund that invests in fixed-income securities will vary as those securities mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of such underlying fund's yield may be eroded by inflation. Certain underlying funds may invest in floating rate debt securities such as floating rate loans, which are less exposed to interest rate risk and price volatility than comparable fixed-rate debt securities. The interest rates, however, of most floating rate loans adjust only periodically and may not correlate with prevailing interest rates. Interim changes in prevailing interest rates may affect the value of the floating rate security and an underlying fund's returns.

  INVESTMENT PROCESS RISK. The optimization process used by Janus Capital and the proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its benchmark index.

  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to



                                   Principal investment strategies and risks  21
  be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's investment team is incorrect about its assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.

  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.

  NON-INVESTMENT GRADE RISK. Certain underlying funds may invest without limit in floating rate loans and other debt securities that are rated below investment grade or are unrated securities with characteristics considered below investment grade. These investments may be considered speculative and have greater risks than investment grade securities, including the possible loss of income and principal. Risks arising from an underlying fund's investments in floating rate loans that are below investment grade may be similar to those of investment in "junk bonds." An underlying fund's investments in lower rated securities may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund.



22  Janus Adviser Series

  The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.

  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.




                                   Principal investment strategies and risks  23

  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




24  Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and the underlying funds. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in

                                                      Management of the Fund  25
  making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization



26  Janus Adviser Series
  by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES

  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.

  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital. The rate shown is a fixed rate based on the Fund's average daily net assets.

                                                                            Actual Investment
                                                         Contractual         Advisory Fee (%)
                                   Average Daily     Investment Advisory     (for the fiscal
                                    Net Assets            Fee(1) (%)            year ended
  Fund Name                         of the Fund         (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  MPC Fund                       All Asset Levels            0.07                 N/A(2)

---------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.

  (2) Since the Fund is new, no Actual Investment Advisory Fee information is available.

  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or



                                                      Management of the Fund  27
  semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.

  Fund Name                                      Expense Limit Percentage (%)
-----------------------------------------------------------------------------
  MPC Fund                                                   0.45

-----------------------------------------------------------------------------


SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to five of the underlying funds: Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund, and INTECH Risk-Managed Stock Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital indirectly owns approximately 89.2% of the outstanding voting shares of INTECH.


  PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("Perkins") serves as subadviser to the underlying Janus Adviser Mid Cap Value Fund and Janus Mid Cap Value Fund. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Janus Adviser Mid Cap Value Fund's and Janus Mid Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.




28  Janus Adviser Series

INVESTMENT PERSONNEL

MODULAR PORTFOLIO CONSTRUCTION FUND
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Modular Portfolio Construction Fund. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Fund's cash management. In fulfilling his Portfolio Manager duties, Mr. Scherman collaborates with the Asset Allocation Committee to suggest modifications to the optimization process, the categorization or weightings of underlying funds, or to substitute other underlying funds in order to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. He joined Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio Manager from 2001 to 2005 for Massachusetts
    Financial Services, where he also served as a Global Fixed Income
    Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  29

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Fund currently offers four classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. For more information about the difference between the two classes offered by this Prospectus, please refer to "Choosing a Share Class" in the Shareholder's Guide. If you would like additional information about Class I Shares or Class S Shares, please call 1-800-525-0020.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of

30  Janus Adviser Series
  shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named) Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were



                                                           Other information  31
  ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




32  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

                                                     Distributions and taxes  33
  increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, Fund distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




34  Janus Adviser Series

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

  Certain transactions of the Fund or underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  35

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. Shares made available through full service broker-dealers are primarily available only through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's investment in an underlying fund is based upon the NAV of the underlying fund. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's shares.

  The price you pay for purchases of Class A Shares and Class C Shares is the public offering price, which is the NAV next determined after your order is received in good order by the Fund or its agent, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day's price, your order must be received in good order by the Fund or its agent by the close of the regular trading session of the NYSE.

  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and

36  Janus Adviser Series
  procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The prospectuses for the underlying funds in which the Fund invests explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.




                                                         Shareholder's guide  37

  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

CHOOSING A SHARE CLASS

  The Fund has four classes of shares. Only Class A Shares and Class C Shares are offered by this Prospectus. Class I Shares and Class S Shares are offered in separate prospectuses. For more information about these other classes of shares and whether or not you are eligible to purchase these Shares, please call 1-800-525-0020. Each class represents an interest in the same portfolio of investments, but has different charges and expenses, allowing you to choose the class that best meets your needs. When choosing a share class, you should consider:

  - how much you plan to invest;

  - how long you expect to own the shares;

  - the expenses paid by each class; and

  - whether you qualify for any reduction or waiver of any sales charges.




38  Janus Adviser Series

  You should also consult your financial intermediary about which class is most suitable for you. In addition, you should consider the factors below with respect to Class A Shares and Class C Shares:

  Class A Shares
  ----------------------------------------------------------------------------
  Initial sales charge on purchases      Up to 5.75%(1)
  - Reduction of initial sales charge
    for purchases of $50,000 or more
  - Initial sales charge waived for
    purchases of $1 million or more

  Deferred sales charge (CDSC)           None except on certain redemptions of
                                         Shares purchased without an initial
                                         sales charge(1)
  Minimum initial investment             $2,500
  Maximum purchase                       None
  Minimum aggregate account balance      None
  12b-1 fee                              Up to 0.25% annual distribution fee;
                                         lower annual operating expenses than
                                         Class C Shares because of lower 12b-1
                                         fee



  (1) May be waived under certain circumstances.

  Class C Shares
  --------------------------------------------------------------------------------
  Initial sales charge on purchases      None
  Deferred sales charge (CDSC)           1.00% on Shares redeemed within
                                         12 months of purchase(1)
  Minimum initial investment             $2,500
  Maximum purchase                       $500,000
  Minimum aggregate account balance      None
  12b-1 fee                              1.00% annual fee (up to 0.75%
                                         distribution fee and up to 0.25%
                                         shareholder servicing fee); higher annual
                                         operating expenses than Class A Shares
                                         because of higher 12b-1 fee



  (1) May be waived under certain circumstances.


DISTRIBUTION, SERVICING, AND ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES


  DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  Under distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares and Class C Shares (the "Class A Plan" and "Class C Plan," respectively), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class A



                                                         Shareholder's guide  39

  Shares and Class C Shares based on average daily net assets of each, up to the following annual rates:

  Class                                            12b-1 Fee for the Fund
   ----------------------------------------------------------------------
  Class A Shares                                            0.25%
  Class C Shares                                            1.00%(1)



  (1) Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder account services.

  Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Fund.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


  ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES



  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided to the Shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by each class of the Fund to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.





40  Janus Adviser Series

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM AND MAXIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class A Shares and Class C Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to




                                                         Shareholder's guide  41
  these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.

  The Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  INITIAL SALES CHARGE

  CLASS A SHARES
  An initial sales charge may apply to your purchase of Class A Shares of the Fund based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.




42  Janus Adviser Series

                                                 Class A Shares Sales Charge
                                                     as a Percentage of
                                                ----------------------------
                                                Offering          Net Amount
Amount of Purchase at Offering Price            Price(1)           Invested
Under $50,000                                     5.75%              6.10%
$50,000 but under $100,000                        4.50%              4.71%
$100,000 but under $250,000                       3.50%              3.63%
$250,000 but under $500,000                       2.50%              2.56%
$500,000 but under $1,000,000                     2.00%              2.04%
$1,000,000 and above                              None(2)            None



  (1) Offering price includes the initial sales charge.
  (2) A deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:

  - 1.00% on amounts from $1,000,000 to $4,000,000;
  - plus 0.50% on amounts greater than $4,000,000 to $10,000,000;
  - plus 0.25% on amounts over $10,000,000.

  The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.

  QUALIFYING FOR A REDUCTION OR WAIVER OF CLASS A SHARES SALES CHARGE
  You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in this Fund or certain other Janus funds) with your current purchase of Class A Shares of the Fund and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.

  Class A Shares of the Fund may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age):
  (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.

  In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include




                                                         Shareholder's guide  43
  the accounts described under "Aggregating Accounts." You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

  RIGHT OF ACCUMULATION. You may purchase Class A Shares of the Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day's net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under "Aggregating Accounts," and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

  LETTER OF INTENT. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

  AGGREGATING ACCOUNTS. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under



44  Janus Adviser Series
  age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

  - trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

  - solely controlled business accounts; and

  - single participant retirement plans.

  To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

  You may access information regarding sales loads, breakpoint discounts, and purchases of the Fund's shares, free of charge, and in a clear and prominent format, on our website at www.janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."




                                                         Shareholder's guide  45

  WAIVER OF SALES CHARGES
  Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Fund's Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable contingent deferred sales charge ("CDSC") at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to "Redemptions." While Class C Shares do not have any front-end sales charges, their higher annual operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares and Class C Shares, will normally be sent the business day following receipt of the redemption order.



  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (expect for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.




46  Janus Adviser Series

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating the Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

  CLASS A SHARES AND CLASS C SHARES CDSC
  A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.

  CDSC WAIVERS

  There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:

  - Upon the death or disability of an account owner;




                                                         Shareholder's guide  47

  - Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

  - Retirement plan shareholders taking required minimum distributions;

  - The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

  - The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

  - If the Fund chooses to liquidate or involuntarily redeem shares in your account.

  To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.

  REINSTATEMENT PRIVILEGE

  After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This



48  Janus Adviser Series
  makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Janus funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

  If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions



                                                         Shareholder's guide  49
  may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by the Fund, based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be



50  Janus Adviser Series
  subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or the Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings (excluding cash investments, derivatives, short positions, and other




                                                         Shareholder's guide  51
    investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of the Fund at www.janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag, and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments in the underlying funds and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




52  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Fund since the Fund is new.



                                                        Financial highlights  53

APPENDIX A
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES OF THE UNDERLYING FUNDS

  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. Trustees of the underlying Janus funds may change the investment objective or strategies of the underlying funds at any time without shareholder notice.

  The Fund may allocate assets to all or some of these underlying funds when rebalancing the Fund's investments. At the discretion of Janus Capital and without shareholder notice, the Fund may invest in additional Janus funds established in the future.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES

  INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in common stocks from the universe of the fund's benchmark, which is the S&P 500 Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER BALANCED FUND - CLASS I and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Each fund normally invests at least 25% of its assets in fixed-income senior securities.

  JANUS ADVISER CONTRARIAN FUND - CLASS I and JANUS CONTRARIAN FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  JANUS ADVISER FORTY FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest

54  Janus Adviser Series
  in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS ADVISER FUNDAMENTAL EQUITY FUND - CLASS I and JANUS FUNDAMENTAL EQUITY FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Each fund may invest in companies of any size.

  JANUS ADVISER GLOBAL RESEARCH FUND - CLASS I and JANUS GLOBAL RESEARCH FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Each fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. Each fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. Each fund may have significant exposure to emerging markets.

  JANUS ADVISER GROWTH AND INCOME FUND - CLASS I and JANUS GROWTH AND INCOME FUND seek long-term capital growth and current income. Each fund pursues its investment objective by normally emphasizing investments in common stocks. Each fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks, or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

  JANUS ADVISER INTECH RISK-MANAGED CORE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the S&P 500 Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.




                                                                  Appendix A  55

  JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTECH RISK-MANAGED VALUE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTERNATIONAL EQUITY FUND - CLASS I seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS ADVISER INTERNATIONAL FORTY FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS ADVISER INTERNATIONAL GROWTH FUND - CLASS I and JANUS OVERSEAS FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United States. Although each fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Each fund may have significant exposure to emerging markets.




56  Janus Adviser Series

  JANUS ADVISER LARGE CAP GROWTH FUND - CLASS I seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $479 million to $527.8 billion.

  JANUS ADVISER MID CAP GROWTH FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $624 million to $42.1 billion.

  JANUS ADVISER MID CAP VALUE FUND - CLASS I and JANUS MID CAP VALUE
  FUND - INVESTOR SHARES seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $479 million to $42.1 billion.

  JANUS ADVISER ORION FUND - CLASS I and JANUS ORION FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of December 31, 2007, Janus Adviser Orion Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 76.8% of the fund's holdings. As of December 31, 2007, Janus Orion Fund held stocks of 46 companies. Of these holdings, 30 comprised approximately 84.8% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.




                                                                  Appendix A  57

  JANUS ADVISER SMALL COMPANY VALUE FUND - CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $27 million to $6.1 billion.

  JANUS ADVISER SMALL-MID GROWTH FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS ADVISER WORLDWIDE FUND - CLASS I and JANUS WORLDWIDE FUND seek long-term growth of capital in a manner consistent with the preservation of capital. Each fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets.

  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $624 million to $42.1 billion.

  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2007, the fund's weighted average market capitalization was $91.1 billion.

  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of



58  Janus Adviser Series
  companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized



                                                                  Appendix A  59
  companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES

  JANUS ADVISER FLEXIBLE BOND FUND - CLASS I and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. Each fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

  JANUS ADVISER FLOATING RATE HIGH INCOME FUND - CLASS I seeks to obtain high current income. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate loans and other floating or adjustable rate securities, including other senior loan investment companies and derivatives with exposure to senior loans. While the fund generally seeks to invest in senior floating rate loans, the fund may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-yield/high-risk bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates. The fund's



60  Janus Adviser Series
  investments in floating rate securities are generally rated below investment grade or are unrated and have characteristics considered below investment grade.

  JANUS ADVISER HIGH-YIELD FUND - CLASS I and JANUS HIGH-YIELD FUND seek to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. Each fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. Each fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

  POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES

  JANUS ADVISER GLOBAL REAL ESTATE FUND - CLASS I seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.




                                                                  Appendix A  61

  JANUS ADVISER LONG/SHORT FUND - CLASS I seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.


  POTENTIAL UNDERLYING FUND INVESTING PRIMARILY IN CASH EQUIVALENTS

  JANUS INSTITUTIONAL MONEY MARKET FUND - INSTITUTIONAL SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The fund also intends to invest in repurchase agreements.

  Cash equivalents include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).




62  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds and, in some instances, the Fund may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended.

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


                                                Glossary of investment terms  63

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Fund or an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund and underlying fund bear directly in connection with their own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains



64  Janus Adviser Series
  on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but that may be resold to certain institutional investors.




                                                Glossary of investment terms  65

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.




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  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Fund or an underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other



                                                Glossary of investment terms  67
  than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund or an underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund or an underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund or an underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. The Fund or an underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.




68  Janus Adviser Series

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the Investment Company Act of 1940, as amended (the "1940 Act"), is the investment of more than 25% of an underlying fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds (and/or underlying funds) are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.




                                                Glossary of investment terms  69

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that the Fund or an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. The Fund or an underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the Fund or the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund or an underlying fund will realize a short-term capital gain. Although the Fund or an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




70  Janus Adviser Series

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008






                              JANUS ADVISER SERIES
              JANUS ADVISER MODULAR PORTFOLIO CONSTRUCTION(R) FUND
                                 CLASS I SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Adviser Modular Portfolio Construction Fund ("MPC Fund" or the "Fund"), a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.


              The Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class I Shares (the "Shares") are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from the Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative (networking, omnibus positioning) fees. Administrative (networking, omnibus positioning) fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Certain financial intermediaries may not offer all classes of shares.


              Modular Portfolio Construction is a registered trademark of Janus International Holding LLC; and other marks referred to herein are the trademarks, servicemarks, registered trademarks, or registered servicemarks of the respective owners thereof.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Modular Portfolio Construction Fund..     4

FEES AND EXPENSES....................................    10

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Principal investment strategies of the Fund........    13
  Risks of the Fund..................................    16

MANAGEMENT OF THE FUND
  Investment adviser.................................    25
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    25
  Management expenses................................    27
  Investment personnel...............................    29

OTHER INFORMATION....................................    30

DISTRIBUTIONS AND TAXES..............................    33

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    36
  Administrative, networking, or omnibus positioning
  fees...............................................    38
  Purchases..........................................    38
  Exchanges..........................................    40
  Redemptions........................................    40
  Excessive trading..................................    42
  Shareholder communications.........................    46

FINANCIAL HIGHLIGHTS.................................    47

APPENDIX A...........................................    48

GLOSSARY OF INVESTMENT TERMS.........................    57





                                                            Table of contents  1

JANUS ADVISER MODULAR PORTFOLIO CONSTRUCTION FUND

  This Prospectus provides information about Janus Adviser Modular Portfolio Construction Fund (the "MPC Fund" or the "Fund"), a mutual fund that invests primarily in other Janus mutual funds (the "underlying funds") but also may invest directly in individual securities. Because it invests in other funds, the Fund is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Fund is best suited for long-term investors.

  The Fund seeks long term growth of capital with a secondary emphasis on income. In an attempt to construct a diversified portfolio that maximizes risk-adjusted returns relative to the MPC Allocation Composite Index (defined later in the Prospectus), Janus Capital Management LLC ("Janus Capital"), the Fund's investment adviser, utilizes Modular Portfolio Construction (MPC) when allocating Fund assets. MPC is a proprietary portfolio-building methodology that seeks to enhance the traditional techniques of portfolio construction. The MPC process that is applied to the Fund involves three steps: 1) Define and Allocate Among Asset Categories; 2) Optimization; and 3) Rebalancing.

  DEFINE AND ALLOCATE AMONG ASSET CATEGORIES. Janus Capital defines three distinct asset categories: Core, Alpha, and Alternative. Janus Capital assigns each fund or security in which the Fund invests to one of those categories as follows:

  - The Core category is comprised of funds that hold equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - The Alpha category is comprised of funds that invest in a broad range of traditional asset classes (which includes equity and fixed income investments) and that have historically outperformed their respective benchmarks within parameters established by Janus Capital. The Alpha category is less focused on the asset class composition of the global market.

  - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), hedge fund strategy investments, commodities, real estate securities, structured products, or funds that invest in them.




2  Janus Adviser Series

  Janus Capital then determines how the Fund's current assets should be allocated among the categories. The following table indicates the Fund's target allocation ranges, among the asset categories.


  Asset Category(1)                         Allocation Range    Expected Allocation
  ---------------------------------------------------------------------------------
  Core                                           50%-70%                60%
  Alpha                                          20%-40%                30%
  Alternative                                     5%-15%                10%
  ---------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  OPTIMIZATION. To identify the most appropriate underlying funds in each asset category, Janus Capital performs a quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship to other underlying funds, as well as uses the portfolio manager's judgment on asset allocations ("optimization process"). The goal of the optimization process is to identify a mix of underlying funds and securities that has the potential for enhanced risk-adjusted returns. Once the optimization process identifies the appropriate underlying funds, the Fund invests its assets in the selected underlying funds.

  REBALANCING. On a quarterly basis, the Fund's investments are rebalanced to reflect changes resulting from Janus Capital's optimization process, market fluctuations, or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  As a result of its investment in underlying funds and other securities, the Fund will be exposed to different asset classes such as equity securities (including both growth- and value-style equities and U.S. and non-U.S. based companies), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity and duration), and alternative asset classes.

  The following table provides the Fund's expected allocation ranges among the traditional asset classes.

  Asset Class                             Allocation Range    Expected Allocation
  -------------------------------------------------------------------------------
  Equity                                       60%-90%                64%
  Fixed Income                                 15%-30%                26%
  Alternative Strategies(1)                     5%-15%                10%
  -------------------------------------------------------------------------------



  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate securities, and other securities less correlated to the market.

  The underlying Janus funds listed in Appendix A invest in varying percentages of equity securities, fixed income and alternative securities. These funds have been selected as potential investments because they represent a universe of investment strategies, asset categories and asset classes that may help achieve the Fund's investment objective. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives of the Underlying Funds" in Appendix A.




                            Janus Adviser Modular Portfolio Construction Fund  3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER MODULAR PORTFOLIO CONSTRUCTION FUND

  Modular Portfolio Construction Fund is designed for investors who primarily seek returns over time consistent with growth of capital and, secondarily, income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MPC FUND seeks long term growth of capital with a secondary emphasis on income.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its objective by investing in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital's MPC process to allocate assets across the following three asset categories (as defined by Janus Capital):

  - Core - The Core category seeks to provide market-like exposure by investing in funds that in turn primarily invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, and investment-grade bonds. While not a primary strategy, the underlying funds may also invest in emerging market stocks and high-yield bonds. A primary goal of the Core portfolio is to provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - Alpha - The Alpha category seeks to generate higher-than-market returns on a risk-adjusted basis by investing in funds that in turn invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, emerging market stocks, investment-grade bonds, and high-yield bonds. Unlike funds in the Core category, the Alpha category is less focused on the asset class composition of the global market. Instead, the Alpha category is comprised of funds, unconstrained by asset class or investment style, that Janus Capital believes will likely generate higher-than-market returns over a market cycle.


4  Janus Adviser Series

  - Alternative - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, ETNs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, and structured products.

  The Fund attempts to maximize returns by investing the Fund's assets in underlying funds investing in stocks (U.S. and non-U.S.), bonds, cash equivalents, alternative asset classes (such as real estate securities and commodity-related securities), and alternative investment strategies (such as leveraged and sector-based strategies). The target allocation of the Fund's assets among underlying funds is based on an optimization process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds, as well as the portfolio manager's judgment. Janus Capital analyzes Fund allocations on a regular basis in order to integrate current market data and reallocates on a quarterly basis.

  The Fund's portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager consults with a committee comprised of Janus Capital investment professionals ("Asset Allocation Committee") to regularly review the proprietary MPC process and the allocation of the Fund's assets among the underlying funds to determine modifications to the underlying funds' asset categories and/or weightings, or to substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. The portfolio manager and Asset Allocation Committee normally review asset allocations on a quarterly basis. The portfolio manager oversees the implementation of trades on behalf of the Fund.

  The Fund's investments will be rebalanced to the identified optimal weightings on a quarterly basis, although more frequent changes can occur. The Fund's asset class, category allocations, underlying funds, or underlying fund weightings may change without shareholder notice.

  The Fund will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives of the Underlying Funds" in Appendix A.

  The Fund may invest in ETFs and ETNs to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions.




                                                          Risk/return summary  5

  The Fund may use derivatives (including, but not limited to, swap agreements) for a variety of purposes, including to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

  When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE FUND

  ALLOCATION RISK. The Fund's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



6  Janus Adviser Series

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

  COMMODITY-LINKED DERIVATIVE INVESTMENT RISK. The Fund may invest in derivatives that have exposure to the commodities markets. This exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds may be higher than the fees paid to Janus Capital by the Fund or by other funds available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  MARKET RISK. The biggest risk is that the underlying funds' returns may vary, and you could lose money. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Fund's NAV, which means if you sell your shares in the Fund you may lose money.




                                                          Risk/return summary  7

  FIXED-INCOME SECURITIES RISK. Through the Fund's investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  EXCHANGE-TRADED FUNDS RISK. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained.

  EXCHANGE-TRADED NOTES RISK. The Fund may invest in ETNs, which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the



8  Janus Adviser Series

  ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and/or semiannual report. Performance information for each underlying fund is available in its prospectus. The performance of the Fund will be compared to the Russell 3000(R) Index, which is the Fund's primary benchmark index. The Russell 3000(R) Index measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. The index is not actively managed and is not available for direct investment. Russell 3000 is a trademark and service mark of the Frank Russell Company. The MPC Allocation Composite Index, a hypothetical combination of unmanaged indices, will be the Fund's secondary benchmark index. This internally-calculated index combines the total returns from the Russell 3000(R) Index (50%), the Lehman Brothers Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. Index (25%).




                                                          Risk/return summary  9

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I Shares of the Fund. Expense information shown reflects estimated annualized expenses, including administrative, networking, or omnibus positioning fee expenses, that Class I Shares expect to incur during the Fund's initial fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  The Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Fund's returns will be net of these expenses. The table on the following page provides an estimate of the Fund's expenses based on the initial allocations to the underlying funds and each underlying fund's total annual operating expenses (or "estimated expenses" for any allocation to an underlying fund with less than one year of operations). The table shows the estimated total expenses that result from combining the annual fund operating expenses of the Fund with the estimated underlying funds' expenses. Expenses may be higher or lower depending upon the allocation of the Fund's assets among the underlying funds and the actual expenses of the underlying funds.

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class I Shares do not impose sales charges when you buy or sell the Fund's Class I Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.




10  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS I
  Sales charges......................................   None
  Redemption fee.....................................   None(2)
  Exchange fee.......................................   None(2)




------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                       Acquired       Total                    Net
                                                       Fund(5)        Annual                  Annual
                                                         Fees          Fund                    Fund
                          Management      Other          and        Operating    Expense    Operating
                            Fee(3)     Expenses(4)   Expenses(2)   Expenses(6)   Waivers   Expenses(6)
MPC Fund - Class I           0.07%        0.40%         0.91%         1.38%       0.02%       1.36%

------------------------------------------------------------------------------------------------------------------------------------




  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The Fund's redemption or exchange of certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee, if applicable.
 (3) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.

 (4) Since the Fund is new, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. Other Expenses may include administrative, networking, or omnibus positioning fees charged by intermediaries with respect to processing orders in Fund shares.

 (5) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since the Fund is new, Acquired Fund Fees and Expenses are estimated based on the Fund's initial allocations to underlying funds.
 (6) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus. For a period of three years subsequent to the Fund's commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------




                                                         Risk/return summary  11

--------------------------------------------------------------------------------

 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                   1 Year   3 Years
                                                   ----------------
MPC Fund - Class I                                  $ 140    $ 437


--------------------------------------------------------------------------------




12  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks of the Fund" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  Janus Capital's MPC process attempts to maximize returns for a targeted level of risk by investing the Fund's assets in underlying funds comprised of equities, fixed-income securities, money market instruments, alternative investments (such as commodities-related investments and real estate securities), and alternative investment strategies (such as leveraged and sector-based strategies).

  During the first part of the MPC process, Janus Capital defines each asset category (i.e., Core, Alpha, and Alternative) based on certain factors and assigns each underlying fund to an asset category. The Core category is comprised of funds that hold market-oriented equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset classes' representation in today's global, integrated market as determined by Janus Capital. The Alpha category is comprised of funds that invest in a broad range of traditional asset classes and that have historically outperformed their respective benchmarks within parameters established by Janus Capital. The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, investments with hedge fund strategy exposure, commodities, real estate securities, structured products, or funds that invest in them.

  The following table illustrates the Fund's expected average asset allocation ranges among the asset categories.

Asset Category(1)                      Allocation Range    Expected Allocation
------------------------------------------------------------------------------
Core                                        50%-70%                60%
Alpha                                       20%-40%                30%
Alternative                                  5%-15%                10%
------------------------------------------------------------------------------




  (1) As defined by Janus Capital.

  After defining and assigning appropriate asset categories, Janus Capital uses quantitative analysis and the portfolio manager's judgment to efficiently allocate assets across underlying funds and other securities. Janus Capital then monitors the Fund's allocation on a regular basis and may reallocate assets among the various underlying funds and investments on a quarterly basis. Janus Capital may at times modify asset categories or allocations in response to additional research,

                                   Principal investment strategies and risks  13
  changing market conditions, or other factors such as tax considerations or limitations imposed by securities laws.

  The Fund will indirectly invest in different asset classes such as equity securities (including both growth- and value-style equities), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity or duration), and alternative asset classes. The following table illustrates the Fund's expected average asset allocation ranges among the asset classes.

Asset Class                            Allocation Range    Expected Allocation
------------------------------------------------------------------------------
Equity                                      60%-90%                64%
Fixed Income                                15%-30%                26%
Alternative Strategies(1)                    5%-15%                10%
------------------------------------------------------------------------------




  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate securities, and other securities less correlated to the market.

  Although the Fund may invest in any or all of the underlying funds that are described in Appendix A of this Prospectus, it is expected that the Fund will normally invest in only some of the underlying funds at any particular time. The Fund's investment in any underlying fund may exceed 25% of the Fund's total assets. For information on the underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives of the Underlying Funds" in Appendix A. In addition to investing in the underlying funds, at the discretion of Janus Capital and without shareholder notification, the Fund may invest in additional Janus funds established in the future.




14  Janus Adviser Series

  The following table shows the target investment allocation of the Fund in each category and the list of currently available underlying funds for that category as of the date of this Prospectus. These categories and allocations may change at any time without notice.

                                                                 MPC FUND
                                                             TARGET ALLOCATION
       ASSET CATEGORY - POTENTIAL UNDERLYING FUNDS*        (PER ASSET CATEGORY)

CORE                                                                      60.0%
  INTECH Risk-Managed Stock Fund    Janus Adviser Mid Cap Growth Fund
  Janus Adviser Balanced Fund       Janus Adviser Mid Cap Value Fund
  Janus Adviser Flexible Bond Fund  Janus Adviser Small Company Value Fund
  Janus Adviser Fundamental Equity
     Fund                           Janus Adviser Small-Mid Growth Fund
  Janus Adviser Global Research
     Fund                           Janus Balanced Fund
  Janus Adviser Growth and Income
     Fund                           Janus Enterprise Fund
  Janus Adviser INTECH Risk-
     Managed Core Fund              Janus Flexible Bond Fund
  Janus Adviser INTECH Risk-
     Managed                        Janus Fund
     Growth Fund                    Janus Fundamental Equity Fund
  Janus Adviser INTECH Risk-
     Managed                        Janus Global Research Fund
     International Fund             Janus Growth and Income Fund
  Janus Adviser INTECH Risk-
     Managed Value                  Janus Mid Cap Value Fund (Investor Shares)
     Fund                           Janus Research Fund
  Janus Adviser International
     Equity Fund                    Janus Short-Term Bond Fund
  Janus Adviser Large Cap Growth
     Fund                           Janus Triton Fund
ALPHA                                                                     30.0%
  Janus Adviser Contrarian Fund     Janus Global Life Sciences Fund
  Janus Adviser Floating Rate High
     Income Fund                    Janus Global Opportunities Fund
  Janus Adviser Forty Fund          Janus Global Technology Fund
  Janus Adviser High-Yield Fund     Janus High-Yield Fund
  Janus Adviser International
     Forty Fund                     Janus Orion Fund
  Janus Adviser International
     Growth Fund                    Janus Overseas Fund
  Janus Adviser Orion Fund          Janus Twenty Fund
  Janus Adviser Worldwide Fund      Janus Venture Fund
  Janus Contrarian Fund             Janus Worldwide Fund
ALTERNATIVE+                                                              10.0%
  Janus Adviser Global Real Estate
     Fund
  Janus Adviser Long/Short Fund
  Unaffiliated ETFs


* The Fund intends to invest in Class I Shares of the Janus Adviser Series underlying funds.
+ The Alternative Category may also be comprised of other investments such as ETNs, derivatives, real estate securities, or structured products.

  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Fund may reallocate its assets among these or any other funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. Janus Capital may change the asset class and category allocations, the potential underlying funds, an underlying fund's asset category, or the weightings without notice to shareholders. Information regarding the Fund's actual allocations to underlying funds and alternative strategies is available to shareholders on



                                   Principal investment strategies and risks  15
  a periodic basis through the Fund's annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at www.janus.com/info. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.

  The following chart summarizes the management process:

                                           NORMAL
ACTION                                     FREQUENCY
Establish strategic asset class            Annually
  allocation policy
Allocate daily cash flows using target     Daily
  proportions
Monitor model variances and, if            Daily
  necessary, rebalance
Review/rebalance Fund allocations          Quarterly
Review asset (and sub-asset) class         Annually
  exposures/classifications


  The following are general policies that apply to the Fund and the underlying funds.

  CASH POSITION

  The Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER
  The Fund normally seeks long-term investment, although the Fund may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Fund turnover is affected by the optimization process, market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the judgment of the portfolio manager. Changes are normally made in the Fund's holdings whenever the optimization process suggests a change or the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Fund's transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.

RISKS OF THE FUND

  You may experience volatility and lose money by investing in the Fund. The Fund intends to allocate assets among underlying funds that invest in stocks, bonds, and alternative strategy investments and may invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk



16  Janus Adviser Series
  exposure within the selection of investments in a variety of Janus funds. Janus Capital's allocation of the Fund's assets to certain asset classes, asset categories, and underlying funds may not be successful in achieving the Fund's objective. There is a risk that you may achieve lower returns by investing in the Fund instead of investing directly in the underlying funds. Certain of the underlying funds in which the Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by the Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.

  There is additional risk for the Fund with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund's returns. The Fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying funds. The officers and Trustees of the Fund may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. Purchases and redemptions of an underlying fund by the Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by the Fund may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  17

  The Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.

  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

  The following information is designed to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund's investment allocation. The greater the Fund's allocation to an underlying fund or investment, the greater the Fund's exposure to the risks associated with that underlying fund or investment.

  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  COLLATERAL RISK. The collateral securing a senior floating rate loan can decline and/or be insufficient to meet the obligations of a borrower. As a result, a senior floating rate loan may not be fully collateralized, and the investment may decline in value. In addition, in the case of default by a borrower, the collateral may be set aside by a court in a bankruptcy or similar proceeding. Borrowers may repay principal prior to the maturity of a loan, limiting an underlying fund's potential for returns.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological




18  Janus Adviser Series
  advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Nonpayment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/ IFCG Frontier Markets indices. To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may



                                   Principal investment strategies and risks  19
  have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

  FLOATING RATE LIQUIDITY RISK. Floating rate loans generally are subject to restrictions on resale. Certain of an underlying fund's investments in floating rate loans may be deemed illiquid and an underlying fund may have limited ability to trade in secondary trading markets. Such factors may have an adverse impact on the market price of such securities and may affect an underlying fund's returns, resulting in a loss.

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  GROWTH SECURITIES RISK. Certain underlying funds invest in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. Certain underlying funds (Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, and Janus High-Yield Fund) may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, certain underlying funds may invest in companies related in such a



20  Janus Adviser Series
  way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

  INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. The yield of an underlying fund that invests in fixed-income securities will vary as those securities mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of such underlying fund's yield may be eroded by inflation. Certain underlying funds may invest in floating rate debt securities such as floating rate loans, which are less exposed to interest rate risk and price volatility than comparable fixed-rate debt securities. The interest rates, however, of most floating rate loans adjust only periodically and may not correlate with prevailing interest rates. Interim changes in prevailing interest rates may affect the value of the floating rate security and an underlying fund's returns.

  INVESTMENT PROCESS RISK. The optimization process used by Janus Capital and the proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its benchmark index.

  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to



                                   Principal investment strategies and risks  21
  be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's investment team is incorrect about its assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.

  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.

  NON-INVESTMENT GRADE RISK. Certain underlying funds may invest without limit in floating rate loans and other debt securities that are rated below investment grade or are unrated securities with characteristics considered below investment grade. These investments may be considered speculative and have greater risks than investment grade securities, including the possible loss of income and principal. Risks arising from an underlying fund's investments in floating rate loans that are below investment grade may be similar to those of investment in "junk bonds." An underlying fund's investments in lower rated securities may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund.



22  Janus Adviser Series

  The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.

  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.




                                   Principal investment strategies and risks  23

  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




24  Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and the underlying funds. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in

                                                      Management of the Fund  25
  making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization



26  Janus Adviser Series
  by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES

  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.

  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital. The rate shown is a fixed rate based on the Fund's average daily net assets.

                                                                  Contractual         Actual Investment
                                            Average Daily          Investment       Advisory Fee (%) (for
                                             Net Assets       Advisory Fee(1) (%)   the fiscal year ended
  Fund Name                                  of the Fund         (annual rate)          July 31, 2008)
---------------------------------------------------------------------------------------------------------
  MPC Fund                                All Asset Levels            0.07                  N/A(2)
---------------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.

  (2) Since the Fund is new, no Actual Investment Advisory Fee information is available.

  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge,



                                                      Management of the Fund  27
  by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.

  Fund Name                                   Expense Limit Percentage (%)
--------------------------------------------------------------------------
  MPC Fund                                                0.45
--------------------------------------------------------------------------


SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to five of the underlying funds: Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund, and INTECH Risk-Managed Stock Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital indirectly owns approximately 89.2% of the outstanding voting shares of INTECH.


  PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("Perkins") serves as subadviser to the underlying Janus Adviser Mid Cap Value Fund and Janus Mid Cap Value Fund. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Janus Adviser Mid Cap Value Fund's and Janus Mid Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.




28  Janus Adviser Series

INVESTMENT PERSONNEL

MODULAR PORTFOLIO CONSTRUCTION FUND
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Modular Portfolio Construction Fund. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Fund's cash management. In fulfilling his Portfolio Manager duties, Mr. Scherman collaborates with the Asset Allocation Committee to suggest modifications to the optimization process, the categorization or weightings of underlying funds, or to substitute other underlying funds in order to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. He joined Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio Manager from 2001 to 2005 for Massachusetts
    Financial Services, where he also served as a Global Fixed Income
    Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  29

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES


  The Fund currently offers four classes of shares. Only Class I Shares are offered by this Prospectus. The Shares are offered only through the following types of financial intermediaries and to certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from the Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/ endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes.


  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, or Class S Shares, please call 1-800-525-0020.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus

30  Janus Adviser Series

  Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named) Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing



                                                           Other information  31
  allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




32  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

                                                     Distributions and taxes  33
  increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, Fund distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181). Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




34  Janus Adviser Series

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

  Certain transactions of the Fund or underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  35

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------



  Shares may generally be purchased, exchanged, or redeemed only through the following types of financial intermediaries and by certain institutional investors. Shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors) who do not require payment from the Fund or its service providers for the provision of distribution or shareholder retention services, except for administrative, networking, or omnibus positioning fees. Administrative, networking, or omnibus positioning fees may be paid by the Fund to financial intermediaries for Shares processed through certain securities clearing systems or processed on a manual basis with Janus Capital. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans, and foundations/endowments. Shares are not offered directly to individual investors. Not all financial intermediaries offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INTERMEDIARY, A JANUS REPRESENTATIVE AT 1-800-333-1181, OR REFER TO YOUR PLAN DOCUMENTS.


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's investment in an underlying fund is based upon the NAV of the underlying fund. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. In order to receive a day's price, your order must be received in good order by the Fund or its agent by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal

36  Janus Adviser Series
  exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The prospectuses for the underlying funds in which the Fund invests explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


  If you hold a Fund account through a financial intermediary or plan sponsor, all purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary




                                                         Shareholder's guide  37
  or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.

  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

ADMINISTRATIVE, NETWORKING, OR OMNIBUS POSITIONING FEES


  Certain intermediaries may charge networking, omnibus account, or other administrative fees with respect to transactions in or for administrative services provided with respect to the Shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis with Janus. These fees are paid by the Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Shares may increase.


PURCHASES

  Purchases of Shares may generally be made only through financial intermediaries and by certain institutional investors. Contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You



38  Janus Adviser Series
  may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class I Shares is $1 million for institutional investors. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $500 for tax-deferred accounts and $2,500 for other account types. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Fund, may purchase Class I Shares through certain financial intermediaries' institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to withdraw the amount of your investment from your bank account on a day or



                                                         Shareholder's guide  39
  days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.

EXCHANGES

  Contact your financial intermediary, a Janus representative (1-800-333-1181), or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. In addition, accounts holding Shares directly with the Fund may make up to four round trips in the Fund in a 12-month period, although the Fund at all times reserves the right to reject any exchange purchase for any reason without prior notice. Generally, a "round trip" is a redemption out of the Fund (by any means) followed by a purchase back into the Fund (by any means). The Fund will work with intermediaries to apply the Fund's exchange limit. However, the Fund may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through financial intermediaries and by certain institutional investors. Please contact your financial intermediary, a Janus representative (1-800-333-1181), or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.





40  Janus Adviser Series

  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Shares directly with the Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating the Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary (or a Janus representative, if you hold Shares directly with the Fund) to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.




                                                         Shareholder's guide  41

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Janus funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"

  - redemption fees (where applicable on certain classes of certain funds); and

  - exchange limitations (for accounts held directly with the Fund) as described under "Exchanges."

  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

  If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. In addition, for accounts holding Shares directly, the Fund may suspend or permanently terminate the exchange privilege of any investor who makes more than four round trips (as defined under "Exchanges")



42  Janus Adviser Series
  in the Fund in a 12-month period. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a



                                                         Shareholder's guide  43
  purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by the Fund, based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or the Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account



44  Janus Adviser Series
  difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of the Fund at www.janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag, and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the



                                                         Shareholder's guide  45
  date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments in the underlying funds and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) to obtain these reports. The Trust's fiscal year ends July 31.




46  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Fund since the Fund is new.



                                                        Financial highlights  47

APPENDIX A
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES OF THE UNDERLYING FUNDS

  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. Trustees of the underlying Janus funds may change the investment objective or strategies of the underlying funds at any time without shareholder notice.

  The Fund may allocate assets to all or some of these underlying funds when rebalancing the Fund's investments. At the discretion of Janus Capital and without shareholder notice, the Fund may invest in additional Janus funds established in the future.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES

  INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in common stocks from the universe of the fund's benchmark, which is the S&P 500 Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER BALANCED FUND - CLASS I and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Each fund normally invests at least 25% of its assets in fixed-income senior securities.

  JANUS ADVISER CONTRARIAN FUND - CLASS I and JANUS CONTRARIAN FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  JANUS ADVISER FORTY FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest

48  Janus Adviser Series
  in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS ADVISER FUNDAMENTAL EQUITY FUND - CLASS I and JANUS FUNDAMENTAL EQUITY FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Each fund may invest in companies of any size.

  JANUS ADVISER GLOBAL RESEARCH FUND - CLASS I and JANUS GLOBAL RESEARCH FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Each fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. Each fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. Each fund may have significant exposure to emerging markets.

  JANUS ADVISER GROWTH AND INCOME FUND - CLASS I and JANUS GROWTH AND INCOME FUND seek long-term capital growth and current income. Each fund pursues its investment objective by normally emphasizing investments in common stocks. Each fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

  JANUS ADVISER INTECH RISK-MANAGED CORE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the S&P 500 Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.




                                                                  Appendix A  49

  JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTECH RISK-MANAGED VALUE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTERNATIONAL EQUITY FUND - CLASS I seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS ADVISER INTERNATIONAL FORTY FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS ADVISER INTERNATIONAL GROWTH FUND - CLASS I and JANUS OVERSEAS FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United States. Although each fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Each fund may have significant exposure to emerging markets.




50  Janus Adviser Series

  JANUS ADVISER LARGE CAP GROWTH FUND - CLASS I seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $479 million to $527.8 billion.

  JANUS ADVISER MID CAP GROWTH FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $624 million to $42.1 billion.

  JANUS ADVISER MID CAP VALUE FUND - CLASS I and JANUS MID CAP VALUE
  FUND - INVESTOR SHARES seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $479 million to $42.1 billion.

  JANUS ADVISER ORION FUND - CLASS I and JANUS ORION FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of December 31, 2007, Janus Adviser Orion Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 76.8% of the fund's holdings. As of December 31, 2007, Janus Orion Fund held stocks of 46 companies. Of these holdings, 30 comprised approximately 84.8% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.




                                                                  Appendix A  51

  JANUS ADVISER SMALL COMPANY VALUE FUND - CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $27 million to $6.1 billion.

  JANUS ADVISER SMALL-MID GROWTH FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS ADVISER WORLDWIDE FUND - CLASS I and JANUS WORLDWIDE FUND seek long-term growth of capital in a manner consistent with the preservation of capital. Each fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets.

  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $624 million to $42.1 billion.

  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2007, the fund's weighted average market capitalization was $91.1 billion.

  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of



52  Janus Adviser Series
  companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized



                                                                  Appendix A  53
  companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES

  JANUS ADVISER FLEXIBLE BOND FUND - CLASS I and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. Each fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

  JANUS ADVISER FLOATING RATE HIGH INCOME FUND - CLASS I seeks to obtain high current income. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate loans and other floating or adjustable rate securities, including other senior loan investment companies and derivatives with exposure to senior loans. While the fund generally seeks to invest in senior floating rate loans, the fund may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-yield/high-risk bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates. The fund's



54  Janus Adviser Series
  investments in floating rate securities are generally rated below investment grade or are unrated and have characteristics considered below investment grade.

  JANUS ADVISER HIGH-YIELD FUND - CLASS I and JANUS HIGH-YIELD FUND seek to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. Each fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. Each fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

  POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES

  JANUS ADVISER GLOBAL REAL ESTATE FUND - CLASS I seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.




                                                                  Appendix A  55

  JANUS ADVISER LONG/SHORT FUND - CLASS I seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.


  POTENTIAL UNDERLYING FUND INVESTING PRIMARILY IN CASH EQUIVALENTS

  JANUS INSTITUTIONAL MONEY MARKET FUND - INSTITUTIONAL SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The fund also intends to invest in repurchase agreements.

  Cash equivalents include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).




56  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds and, in some instances, the Fund may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended.

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


                                                Glossary of investment terms  57

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Fund or an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund and underlying fund bear directly in connection with their own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains



58  Janus Adviser Series
  on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but that may be resold to certain institutional investors.




                                                Glossary of investment terms  59

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.




60  Janus Adviser Series

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Fund or an underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other



                                                Glossary of investment terms  61
  than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund or an underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund or an underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund or an underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. The Fund or an underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.




62  Janus Adviser Series

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the Investment Company Act of 1940, as amended (the "1940 Act"), is the investment of more than 25% of an underlying fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds (and/or underlying funds) are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.




                                                Glossary of investment terms  63

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that the Fund or an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. The Fund or an underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the Fund or the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund or an underlying fund will realize a short-term capital gain. Although the Fund or an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




64  Janus Adviser Series

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.



            (JANUS LOGO)

                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                              JANUS ADVISER SERIES
              JANUS ADVISER MODULAR PORTFOLIO CONSTRUCTION(R) FUND
                                 CLASS S SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes Janus Adviser Modular Portfolio Construction Fund ("MPC Fund" or the "Fund"), a portfolio of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Fund.

              The Fund currently offers four classes of shares (Class A Shares, Class C Shares, Class I Shares, and Class S Shares). Only Class S Shares (the "Shares"), the initial class of shares of the Trust, are offered by this Prospectus. The Shares are available in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Certain financial intermediaries may not offer all classes of shares.

              Modular Portfolio Construction is a registered trademark of Janus International Holding LLC; and other marks referred to herein are the trademarks, servicemarks, registered trademarks, or registered servicemarks of the respective owners thereof.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Adviser Modular Portfolio Construction Fund..     4

FEES AND EXPENSES....................................    10

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Principal investment strategies of the Fund........    13
  Risks of the Fund..................................    16

MANAGEMENT OF THE FUND
  Investment adviser.................................    25
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    25
  Management expenses................................    27
  Investment personnel...............................    29

OTHER INFORMATION....................................    30

DISTRIBUTIONS AND TAXES..............................    33

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    36
  Distribution and service fees......................    38
  Purchases..........................................    38
  Exchanges..........................................    40
  Redemptions........................................    40
  Excessive trading..................................    41
  Shareholder communications.........................    45

FINANCIAL HIGHLIGHTS.................................    47

APPENDIX A...........................................    48

GLOSSARY OF INVESTMENT TERMS.........................    57





                                                            Table of contents  1

JANUS ADVISER MODULAR PORTFOLIO CONSTRUCTION FUND

  This Prospectus provides information about Janus Adviser Modular Portfolio Construction Fund (the "MPC Fund" or the "Fund"), a mutual fund that invests primarily in other Janus mutual funds (the "underlying funds") but also may invest directly in individual securities. Because it invests in other funds, the Fund is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Fund is best suited for long-term investors.

  The Fund seeks long term growth of capital with a secondary emphasis on income. In an attempt to construct a diversified portfolio that maximizes risk-adjusted returns relative to the MPC Allocation Composite Index (defined later in the Prospectus), Janus Capital Management LLC ("Janus Capital"), the Fund's investment adviser, utilizes Modular Portfolio Construction (MPC) when allocating Fund assets. MPC is a proprietary portfolio-building methodology that seeks to enhance the traditional techniques of portfolio construction. The MPC process that is applied to the Fund involves three steps: 1) Define and Allocate Among Asset Categories; 2) Optimization; and 3) Rebalancing.

  DEFINE AND ALLOCATE AMONG ASSET CATEGORIES. Janus Capital defines three distinct asset categories: Core, Alpha, and Alternative. Janus Capital assigns each fund or security in which the Fund invests to one of those categories as follows:

  - The Core category is comprised of funds that hold equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - The Alpha category is comprised of funds that invest in a broad range of traditional asset classes (which includes equity and fixed income investments) and that have historically outperformed their respective benchmarks within parameters established by Janus Capital. The Alpha category is less focused on the asset class composition of the global market.

  - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), hedge fund strategy investments, commodities, real estate securities, structured products, or funds that invest in them.




2  Janus Adviser Series

  Janus Capital then determines how the Fund's current assets should be allocated among the categories. The following table indicates the Fund's target allocation ranges, among the asset categories.


  Asset Category(1)                         Allocation Range    Expected Allocation
  ---------------------------------------------------------------------------------
  Core                                           50%-70%                60%
  Alpha                                          20%-40%                30%
  Alternative                                     5%-15%                10%
  ---------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  OPTIMIZATION. To identify the most appropriate underlying funds in each asset category, Janus Capital performs a quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship to other underlying funds, as well as uses the portfolio manager's judgment on asset allocations ("optimization process"). The goal of the optimization process is to identify a mix of underlying funds and securities that has the potential for enhanced risk-adjusted returns. Once the optimization process identifies the appropriate underlying funds, the Fund invests its assets in the selected underlying funds.

  REBALANCING. On a quarterly basis, the Fund's investments are rebalanced to reflect changes resulting from Janus Capital's optimization process, market fluctuations, or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  As a result of its investment in underlying funds and other securities, the Fund will be exposed to different asset classes such as equity securities (including both growth- and value-style equities and U.S. and non-U.S. based companies), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity and duration), and alternative asset classes.

  The following table provides the Fund's expected allocation ranges among the traditional asset classes.

  Asset Class                               Allocation Range    Expected Allocation
  ---------------------------------------------------------------------------------
  Equity                                         60%-90%                64%
  Fixed Income                                   15%-30%                26%
  Alternative Strategies(1)                       5%-15%                10%
  ---------------------------------------------------------------------------------



  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate securities, and other securities less correlated to the market.

  The underlying Janus funds listed in Appendix A invest in varying percentages of equity securities, fixed income and alternative securities. These funds have been selected as potential investments because they represent a universe of investment strategies, asset categories and asset classes that may help achieve the Fund's investment objective. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives of the Underlying Funds" in Appendix A.




                            Janus Adviser Modular Portfolio Construction Fund  3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS ADVISER MODULAR PORTFOLIO CONSTRUCTION FUND

  Modular Portfolio Construction Fund is designed for investors who primarily seek returns over time consistent with growth of capital and, secondarily, income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MPC FUND seeks long term growth of capital with a secondary emphasis on income.

  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its objective by investing in a diversified portfolio of underlying Janus mutual funds and securities. The Fund utilizes Janus Capital's MPC process to allocate assets across the following three asset categories (as defined by Janus Capital):

  - Core - The Core category seeks to provide market-like exposure by investing in funds that in turn primarily invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, and investment-grade bonds. While not a primary strategy, the underlying funds may also invest in emerging market stocks and high-yield bonds. A primary goal of the Core portfolio is to provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - Alpha - The Alpha category seeks to generate higher-than-market returns on a risk-adjusted basis by investing in funds that in turn invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, emerging market stocks, investment-grade bonds, and high-yield bonds. Unlike funds in the Core category, the Alpha category is less focused on the asset class composition of the global market. Instead, the Alpha category is comprised of funds, unconstrained by asset class or investment style, that Janus Capital believes will likely generate higher-than-market returns over a market cycle.


4  Janus Adviser Series

  - Alternative - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, ETNs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, and structured products.

  The Fund attempts to maximize returns by investing the Fund's assets in underlying funds investing in stocks (U.S. and non-U.S.), bonds, cash equivalents, alternative asset classes (such as real estate securities and commodity-related securities), and alternative investment strategies (such as leveraged and sector-based strategies). The target allocation of the Fund's assets among underlying funds is based on an optimization process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds, as well as the portfolio manager's judgment. Janus Capital analyzes Fund allocations on a regular basis in order to integrate current market data and reallocates on a quarterly basis.

  The Fund's portfolio manager determines the overall composition of the Fund, oversees the investment process, and is responsible for the day-to-day management of the Fund. The portfolio manager consults with a committee comprised of Janus Capital investment professionals ("Asset Allocation Committee") to regularly review the proprietary MPC process and the allocation of the Fund's assets among the underlying funds to determine modifications to the underlying funds' asset categories and/or weightings, or to substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. The portfolio manager and Asset Allocation Committee normally review asset allocations on a quarterly basis. The portfolio manager oversees the implementation of trades on behalf of the Fund.

  The Fund's investments will be rebalanced to the identified optimal weightings on a quarterly basis, although more frequent changes can occur. The Fund's asset class, category allocations, underlying funds, or underlying fund weightings may change without shareholder notice.

  The Fund will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. For information on the potential underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives of the Underlying Funds" in Appendix A.

  The Fund may invest in ETFs and ETNs to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions.




                                                          Risk/return summary  5

  The Fund may use derivatives (including, but not limited to, swap agreements) for a variety of purposes, including to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Fund, or as alternatives to direct investments.

  When market conditions dictate a more defensive strategy, the Fund or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Fund's returns may vary, and you could lose money. The Fund is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.

  MAIN RISKS ASSOCIATED WITH THE FUND

  ALLOCATION RISK. The Fund's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Fund as a result of these allocations. The Fund will typically invest in a number of different underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.

  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives, such as swap agreements, entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the



6  Janus Adviser Series

  Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive.

  COMMODITY-LINKED DERIVATIVE INVESTMENT RISK. The Fund may invest in derivatives that have exposure to the commodities markets. This exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds may be higher than the fees paid to Janus Capital by the Fund or by other funds available for investment by the Fund. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Fund and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.

  MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  MARKET RISK. The biggest risk is that the underlying funds' returns may vary, and you could lose money. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there is a general decline in prices on the stock market, if there are deteriorating market conditions, a general decline in real estate markets, a decline in commodities prices, or if the market favors a different type of security than the type of security in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Fund's NAV, which means if you sell your shares in the Fund you may lose money.




                                                          Risk/return summary  7

  FIXED-INCOME SECURITIES RISK. Through the Fund's investments in underlying funds holding fixed-income securities, the Fund is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally fall if interest rates rise. Since the value of a fixed-income portfolio will generally decrease when interest rates rise, the Fund's NAV will likewise decrease. Moreover, while securities with longer maturities tend to produce higher yields, they are more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that an issuer will be unable to make timely principal and interest payments. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  EXCHANGE-TRADED FUNDS RISK. The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained.

  EXCHANGE-TRADED NOTES RISK. The Fund may invest in ETNs, which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced commodity. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the



8  Janus Adviser Series

  ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which is meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

  PERFORMANCE INFORMATION

  The Fund does not have a full calendar year of operations. Performance information for certain periods will be included in the Fund's first annual and/or semiannual report. Performance information for each underlying fund is available in its prospectus. The performance of the Fund will be compared to the Russell 3000(R) Index, which is the Fund's primary benchmark index. The Russell 3000(R) Index measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. The index is not actively managed and is not available for direct investment. Russell 3000 is a trademark and service mark of the Frank Russell Company. The MPC Allocation Composite Index, a hypothetical combination of unmanaged indices, will be the Fund's secondary benchmark index. This internally-calculated index combines the total returns from the Russell 3000(R) Index (50%), the Lehman Brothers Aggregate Bond Index (25%), and the Morgan Stanley Capital International All Country World ex-U.S. Index (25%).




                                                          Risk/return summary  9

FEES AND EXPENSES

  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class S Shares of the Fund. Expense information shown reflects estimated annualized expenses that Class S Shares expect to incur during the Fund's initial fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

  The Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Fund's returns will be net of these expenses. The table on the following page provides an estimate of the Fund's expenses based on the initial allocations to the underlying funds and each underlying fund's total annual operating expenses (or "estimated expenses" for any allocation to an underlying fund with less than one year of operations). The table shows the estimated total expenses that result from combining the annual fund operating expenses of the Fund with the estimated underlying funds' expenses. Expenses may be higher or lower depending upon the allocation of the Fund's assets among the underlying funds and the actual expenses of the underlying funds.

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Class S Shares do not impose sales charges when you buy or sell the Fund's Class S Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.




10  Janus Adviser Series

--------------------------------------------------------------------------------
 SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

                                                        CLASS S
  Sales charges......................................   None
  Redemption fee.....................................   None(2)
  Exchange fee.......................................   None(2)




------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*
                                                                             Total                  Net
                                                               Acquired      Annual                Annual
                                  Distribution                 Fund(6)        Fund                  Fund
                      Management     (12b-1)       Other       Fees and    Operating   Expense   Operating
                        Fee(3)       Fees(4)    Expenses(5)  Expenses(2)  Expenses(7)  Waivers  Expenses(7)
 MPC Fund - Class S      0.07%        0.25%        0.54%        0.91%        1.77%      0.00%      1.77%


--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.
 (2) The Fund's redemption or exchange of certain underlying funds' shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee, if applicable.
 (3) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
 (4) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
 (5) Since the Fund is new, Other Expenses are based on the estimated expenses that the Fund expects to incur in its initial fiscal year. Included in Other Expenses is an administrative services fee of 0.25% of the average daily net assets of Class S Shares to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement plan participants, pension plan participants, or other underlying investors investing through institutional channels.
 (6) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Since the Fund is new, Acquired Fund Fees and Expenses are estimated based on the Fund's initial allocations to underlying funds.
 (7) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least December 1, 2009. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus. For a period of three years subsequent to the Fund's commencement of operations, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed if the Fund's expense ratio, including recovered expenses, falls below the expense limit.

--------------------------------------------------------------------------------



                                                         Risk/return summary  11

--------------------------------------------------------------------------------
 EXAMPLE:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                    1 Year   3 Years
                                                    ----------------
 MPC Fund - Class S                                  $ 180    $ 557




--------------------------------------------------------------------------------




12  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  Please carefully review the "Risks of the Fund" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  Janus Capital's MPC process attempts to maximize returns for a targeted level of risk by investing the Fund's assets in underlying funds comprised of equities, fixed-income securities, money market instruments, alternative investments (such as commodities-related investments and real estate securities), and alternative investment strategies (such as leveraged and sector-based strategies).

  During the first part of the MPC process, Janus Capital defines each asset category (i.e., Core, Alpha, and Alternative) based on certain factors and assigns each underlying fund to an asset category. The Core category is comprised of funds that hold market-oriented equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset classes' representation in today's global, integrated market as determined by Janus Capital. The Alpha category is comprised of funds that invest in a broad range of traditional asset classes and that have historically outperformed their respective benchmarks within parameters established by Janus Capital. The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, investments with hedge fund strategy exposure, commodities, real estate securities, structured products, or funds that invest in them.

  The following table illustrates the Fund's expected average asset allocation ranges among the asset categories.

  Asset Category(1)                      Allocation Range    Expected Allocation
  ------------------------------------------------------------------------------
  Core                                        50%-70%                60%
  Alpha                                       20%-40%                30%
  Alternative                                  5%-15%                10%
  ------------------------------------------------------------------------------




  (1) As defined by Janus Capital.

  After defining and assigning appropriate asset categories, Janus Capital uses quantitative analysis and the portfolio manager's judgment to efficiently allocate assets across underlying funds and other securities. Janus Capital then monitors the Fund's allocation on a regular basis and may reallocate assets among the various underlying funds and investments on a quarterly basis. Janus Capital may at times modify asset categories or allocations in response to additional research,

                                   Principal investment strategies and risks  13
  changing market conditions, or other factors such as tax considerations or limitations imposed by securities laws.

  The Fund will indirectly invest in different asset classes such as equity securities (including both growth- and value-style equities), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity or duration), and alternative asset classes. The following table illustrates the Fund's expected average asset allocation ranges among the asset classes.

  Asset Class                            Allocation Range    Expected Allocation
  ------------------------------------------------------------------------------
  Equity                                      60%-90%                64%
  Fixed Income                                15%-30%                26%
  Alternative Strategies(1)                    5%-15%                10%
  ------------------------------------------------------------------------------




  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate securities, and other securities less correlated to the market.

  Although the Fund may invest in any or all of the underlying funds that are described in Appendix A of this Prospectus, it is expected that the Fund will normally invest in only some of the underlying funds at any particular time. The Fund's investment in any underlying fund may exceed 25% of the Fund's total assets. For information on the underlying Janus funds currently available for investment by the Fund, including investment objectives and strategies, see "Investment Objectives of the Underlying Funds" in Appendix A. In addition to investing in the underlying funds, at the discretion of Janus Capital and without shareholder notification, the Fund may invest in additional Janus funds established in the future.




14  Janus Adviser Series

  The following table shows the target investment allocation of the Fund in each category and the list of currently available underlying funds for that category as of the date of this Prospectus. These categories and allocations may change at any time without notice.




                                                                 MPC FUND
                                                             TARGET ALLOCATION
       ASSET CATEGORY - POTENTIAL UNDERLYING FUNDS*        (PER ASSET CATEGORY)

CORE                                                                      60.0%
  INTECH Risk-Managed Stock Fund    Janus Adviser Mid Cap Growth Fund
  Janus Adviser Balanced Fund       Janus Adviser Mid Cap Value Fund
  Janus Adviser Flexible Bond Fund  Janus Adviser Small Company Value Fund
  Janus Adviser Fundamental Equity
     Fund                           Janus Adviser Small-Mid Growth Fund
  Janus Adviser Global Research
     Fund                           Janus Balanced Fund
  Janus Adviser Growth and Income
     Fund                           Janus Enterprise Fund
  Janus Adviser INTECH Risk-
     Managed Core Fund              Janus Flexible Bond Fund
  Janus Adviser INTECH Risk-
     Managed                        Janus Fund
     Growth Fund                    Janus Fundamental Equity Fund
  Janus Adviser INTECH Risk-
     Managed                        Janus Global Research Fund
     International Fund             Janus Growth and Income Fund
  Janus Adviser INTECH Risk-
     Managed Value                  Janus Mid Cap Value Fund (Investor Shares)
     Fund                           Janus Research Fund
  Janus Adviser International
     Equity Fund                    Janus Short-Term Bond Fund
  Janus Adviser Large Cap Growth
     Fund                           Janus Triton Fund
ALPHA                                                                     30.0%
  Janus Adviser Contrarian Fund     Janus Global Life Sciences Fund
  Janus Adviser Floating Rate High
     Income Fund                    Janus Global Opportunities Fund
  Janus Adviser Forty Fund          Janus Global Technology Fund
  Janus Adviser High-Yield Fund     Janus High-Yield Fund
  Janus Adviser International
     Forty Fund                     Janus Orion Fund
  Janus Adviser International
     Growth Fund                    Janus Overseas Fund
  Janus Adviser Orion Fund          Janus Twenty Fund
  Janus Adviser Worldwide Fund      Janus Venture Fund
  Janus Contrarian Fund             Janus Worldwide Fund
ALTERNATIVE(+)                                                            10.0%
  Janus Adviser Global Real Estate
     Fund
  Janus Adviser Long/Short Fund
  Unaffiliated ETFs


* The Fund intends to invest in Class I Shares of the Janus Adviser Series underlying funds.
+ The Alternative Category may also be comprised of other investments such as ETNs, derivatives, real estate securities, or structured products.

  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Fund may reallocate its assets among these or any other funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. Janus Capital may change the asset class and category allocations, the potential underlying funds, an underlying fund's asset category, or the weightings without notice to shareholders. Information regarding the Fund's actual allocations to underlying funds and alternative strategies is available to shareholders on



                                   Principal investment strategies and risks  15
  a periodic basis through the Fund's annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at www.janus.com/info. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.

  The following chart summarizes the management process:

                                          NORMAL
ACTION                                    FREQUENCY
Establish strategic asset class           Annually
  allocation policy
Allocate daily cash flows using target    Daily
  proportions
Monitor model variances and, if           Daily
  necessary, rebalance
Review/rebalance Fund allocations         Quarterly
Review asset (and sub-asset) class        Annually
  exposures/classifications


  The following are general policies that apply to the Fund and the underlying funds.

  CASH POSITION

  The Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Fund's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.


  PORTFOLIO TURNOVER
  The Fund normally seeks long-term investment, although the Fund may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Fund turnover is affected by the optimization process, market conditions, changes in the size of the Fund, the nature of the Fund's investments, and the judgment of the portfolio manager. Changes are normally made in the Fund's holdings whenever the optimization process suggests a change or the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Fund's transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.

RISKS OF THE FUND

  You may experience volatility and lose money by investing in the Fund. The Fund intends to allocate assets among underlying funds that invest in stocks, bonds, and alternative strategy investments and may invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk



16  Janus Adviser Series
  exposure within the selection of investments in a variety of Janus funds. Janus Capital's allocation of the Fund's assets to certain asset classes, asset categories, and underlying funds may not be successful in achieving the Fund's objective. There is a risk that you may achieve lower returns by investing in the Fund instead of investing directly in the underlying funds. Certain of the underlying funds in which the Fund may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by the Fund in such an underlying fund may increase the indirect expenses paid by the Fund and may result in the Fund not achieving its investment objective.

  There is additional risk for the Fund with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the Fund indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Fund's returns. The Fund does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

  The Fund is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Fund may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Fund and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Fund among underlying funds. The officers and Trustees of the Fund may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. Purchases and redemptions of an underlying fund by the Fund due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by the Fund may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts is contained in the Fund's Statement of Additional Information ("SAI").




                                   Principal investment strategies and risks  17

  The Fund invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.

  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

  The following information is designed to help you better understand some of the risks of investing in the Fund. The impact of the following risks on the Fund may vary depending on the Fund's investment allocation. The greater the Fund's allocation to an underlying fund or investment, the greater the Fund's exposure to the risks associated with that underlying fund or investment.

  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.

  COLLATERAL RISK. The collateral securing a senior floating rate loan can decline and/or be insufficient to meet the obligations of a borrower. As a result, a senior floating rate loan may not be fully collateralized, and the investment may decline in value. In addition, in the case of default by a borrower, the collateral may be set aside by a court in a bankruptcy or similar proceeding. Borrowers may repay principal prior to the maturity of a loan, limiting an underlying fund's potential for returns.

  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological




18  Janus Adviser Series
  advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Nonpayment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the S&P/International Finance Corporation Global ("IFCG") Composite and S&P/IFCG Frontier Markets indices. To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may



                                   Principal investment strategies and risks  19
  have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.

  FLOATING RATE LIQUIDITY RISK. Floating rate loans generally are subject to restrictions on resale. Certain of an underlying fund's investments in floating rate loans may be deemed illiquid and an underlying fund may have limited ability to trade in secondary trading markets. Such factors may have an adverse impact on the market price of such securities and may affect an underlying fund's returns, resulting in a loss.

  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.

  GROWTH SECURITIES RISK. Certain underlying funds invest in companies chosen for their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  HIGH-YIELD/HIGH-RISK BOND RISK. Certain underlying funds (Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, and Janus High-Yield Fund) may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  INDUSTRY RISK. Although the Fund does not concentrate its investments in specific industries, certain underlying funds may invest in companies related in such a



20  Janus Adviser Series
  way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.

  INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. The yield of an underlying fund that invests in fixed-income securities will vary as those securities mature and the proceeds are reinvested in securities with different interest rates. Over time, the real value of such underlying fund's yield may be eroded by inflation. Certain underlying funds may invest in floating rate debt securities such as floating rate loans, which are less exposed to interest rate risk and price volatility than comparable fixed-rate debt securities. The interest rates, however, of most floating rate loans adjust only periodically and may not correlate with prevailing interest rates. Interim changes in prevailing interest rates may affect the value of the floating rate security and an underlying fund's returns.

  INVESTMENT PROCESS RISK. The optimization process used by Janus Capital and the proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its benchmark index.

  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to



                                   Principal investment strategies and risks  21
  be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's investment team is incorrect about its assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.

  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.

  NON-INVESTMENT GRADE RISK. Certain underlying funds may invest without limit in floating rate loans and other debt securities that are rated below investment grade or are unrated securities with characteristics considered below investment grade. These investments may be considered speculative and have greater risks than investment grade securities, including the possible loss of income and principal. Risks arising from an underlying fund's investments in floating rate loans that are below investment grade may be similar to those of investment in "junk bonds." An underlying fund's investments in lower rated securities may be more sensitive to economic changes, political changes, or adverse developments specific to the borrower than higher quality investments.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Fund's performance.

  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund.



22  Janus Adviser Series

  The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.

  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of limited product lines and/or operating history, competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.




                                   Principal investment strategies and risks  23

  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




24  Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund and the underlying funds. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in

                                                      Management of the Fund  25
  making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization



26  Janus Adviser Series
  by, for example, placement on a list of preferred or recommended funds and/or the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of the Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.

MANAGEMENT EXPENSES

  The Fund pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any administrative services fee, distribution and shareholder servicing fees (12b-1 fee), transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Fund's investment advisory fee is calculated daily and paid monthly. The Fund's advisory agreement details the investment advisory fee and other expenses that the Fund must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.

  The following table reflects the Fund's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Fund to Janus Capital. The rate shown is a fixed rate based on the Fund's average daily net assets.

                                                        Contractual          Actual Investment
                                  Average Daily          Investment        Advisory Fee (%) (for
                                   Net Assets       Advisory Fee(1) (%)    the fiscal year ended
  Fund Name                        of the Fund         (annual rate)           July 31, 2008)
------------------------------------------------------------------------------------------------
  MPC Fund                      All Asset Levels            0.07                   N/A(2)

------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Fund's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain level until at least December 1, 2009. Application of the expense waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.

  (2) Since the Fund is new, no Actual Investment Advisory Fee information is available.

  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreement will be included in the Fund's next annual or



                                                      Management of the Fund  27
  semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janus.com/info.


  EXPENSE LIMITATION


  Janus Capital has contractually agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, the distribution and shareholder servicing fee, administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Fund, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least December 1, 2009.

  Fund Name                                      Expense Limit Percentage (%)
-----------------------------------------------------------------------------
  MPC Fund                                                   0.45

-----------------------------------------------------------------------------


SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to five of the underlying funds: Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund, and INTECH Risk-Managed Stock Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital indirectly owns approximately 89.2% of the outstanding voting shares of INTECH.


  PERKINS, WOLF, MCDONNELL AND COMPANY, LLC ("Perkins") serves as subadviser to the underlying Janus Adviser Mid Cap Value Fund and Janus Mid Cap Value Fund. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Janus Adviser Mid Cap Value Fund's and Janus



28  Janus Adviser Series

  Mid Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital has a 30% ownership stake in Perkins.

INVESTMENT PERSONNEL

MODULAR PORTFOLIO CONSTRUCTION FUND
--------------------------------------------------------------------------------
    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Janus Adviser Modular Portfolio Construction Fund. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Fund's cash management. In fulfilling his Portfolio Manager duties, Mr. Scherman collaborates with the Asset Allocation Committee to suggest modifications to the optimization process, the categorization or weightings of underlying funds, or to substitute other underlying funds in order to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. He joined Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio Manager from 2001 to 2005 for Massachusetts
    Financial Services, where he also served as a Global Fixed Income
    Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




                                                      Management of the Fund  29

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Fund currently offers four classes of shares. Only Class S Shares are offered by this Prospectus. The Shares are generally available only in connection with investments through retirement plans, broker-dealers (primarily in connection with wrap accounts), bank trust departments, financial advisors, and other financial intermediaries. Not all financial intermediaries offer all classes.

  IF YOUR FINANCIAL INTERMEDIARY OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information about Class A Shares, Class C Shares, or Class I Shares, please call 1-800-525-0020.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court,

30  Janus Adviser Series

  District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named) Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge



                                                           Other information  31

  Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.

  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.

  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




32  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Fund, the Internal Revenue Code requires the Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Fund's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as "qualified dividend income," which is generally subject to reduced rates of taxation. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within the Fund.

  DISTRIBUTION SCHEDULE


  Dividends from net investment income and distributions of capital gains are normally declared and distributed in December but, if necessary, may be distributed at other times as well. For investors investing through intermediaries, the date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.


  HOW DISTRIBUTIONS AFFECT THE FUND'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in the Fund's daily NAV. The share price of the Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Fund declared a dividend in the amount of $0.25 per share. If the Fund's share price was $10.00 on December 30, the Fund's share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.

  "BUYING A DIVIDEND"

  If you purchase shares of the Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as "buying a dividend." In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the

                                                     Distributions and taxes  33
  increase in NAV of the Fund, whether or not you reinvested the dividends. Before buying shares of the Fund close to year-end, you should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.

  For your convenience, Fund distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund. To receive distributions in cash, contact your financial intermediary. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.

TAXES

  As with any investment, you should consider the tax consequences of investing in the Fund. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.

  The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Fund. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.

  TAXES ON DISTRIBUTIONS

  Distributions by the Fund are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of the Fund. When gains from the sale of a security held by the Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of the Fund's income) may be exempt from state and local taxes. The Fund's net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although the Fund's total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.




34  Janus Adviser Series

  Distributions made by the Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  Dividends, interest, and some capital gains received by the Fund on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Fund.

  Certain transactions of the Fund or underlying funds may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carryforwards. The funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible.

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.




                                                     Distributions and taxes  35

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries. The Shares are only available to broker-dealers in connection with their customers' investment in the Shares through (1) retirement plans and (2) asset allocation, wrap fee, fee-in-lieu of commission, or other discretionary or nondiscretionary investment advisory programs under which such broker-dealers charge asset-based fees. This restriction does not apply to broker-dealers that had existing agreements to purchase the Shares on behalf of their customers prior to September 30, 2004. Not all financial intermediaries offer all classes of shares. CONTACT YOUR FINANCIAL INTERMEDIARY OR REFER TO YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Fund's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Fund's investment in an underlying fund is based upon the NAV of the underlying fund. The value of the Fund's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Fund's shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Fund or its agent. In order to receive a day's price, your order must be received in good order by the Fund or its agent by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and

36  Janus Adviser Series
  procedures established by and under the supervision of the Fund's Board of Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in the Fund's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Fund's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The prospectuses for the underlying funds in which the Fund invests explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your financial intermediary or plan sponsor and its customers.




                                                         Shareholder's guide  37

  The Fund is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the 1940 Act for Class S Shares (the "Class S Plan"), the Fund may pay Janus Distributors, the Trust's distributor, a fee for the sale and distribution of Class S Shares at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund. Janus Distributors may pay all or a portion of those fees to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Fund.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Class S Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges associated with other classes of shares of the Fund.

  ADMINISTRATIVE SERVICES FEE

  The Fund pays Janus Services LLC ("Janus Services"), the Trust's transfer agent, an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to investors. Janus Services uses all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services to their customers who invest in the Fund.

PURCHASES

  Purchases of Shares may generally be made only through institutional channels such as retirement plans, broker-dealers, and other financial intermediaries. Contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the



38  Janus Adviser Series

  Fund's behalf. As discussed under "Investment Adviser," Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Fund or that provide services in connection with investments in the Fund. You should consider such arrangements when evaluating any recommendation of the Fund.

  The Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Fund is not intended for excessive trading. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Class S Shares is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.

  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.




                                                         Shareholder's guide  39

  The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  Contact your financial intermediary or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange is generally a taxable transaction (except for certain tax-deferred accounts).

  - You may generally exchange Shares of the Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

  - You must meet the minimum investment amount for each fund.

  - The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

  - The exchange privilege is not intended as a vehicle for short-term or excessive trading. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. For more information about the Fund's policy on excessive trading, refer to "Excessive Trading."

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.


  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.



  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond




40  Janus Adviser Series
  seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exist as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  The Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. Please note that you may incur a tax liability as a result of a redemption.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating the Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES

  The Board of Trustees has adopted policies and procedures with respect to short-term and excessive trading of Fund shares ("excessive trading"). The Fund is intended for long-term investment purposes only, and the Fund will take reasonable steps to attempt to detect and deter excessive trading. Transactions placed in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.



                                                         Shareholder's guide  41

  The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Fund may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Fund's shares by multiple investors are aggregated by the intermediary and presented to the Fund on a net basis, may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.

  The Janus funds attempt to deter excessive trading through at least the following methods:

  - fair valuation of securities as described under "Pricing of Fund Shares;"
    and

  - redemption fees (where applicable on certain classes of certain funds).

  The Fund monitors Fund share transactions, subject to the limitations described below. Generally, a purchase of the Fund's shares followed by the redemption of the Fund's shares within a 90-day period may result in enforcement of the Fund's excessive trading policies and procedures with respect to future purchase orders, provided that the Fund reserves the right to reject any purchase request as explained above.

  If the Fund detects excessive trading, the Fund may suspend or permanently terminate the exchange privilege (if permitted by your financial intermediary) of the account and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Fund's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.

  The Fund's Board of Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Fund's excessive trading policies and procedures and may be rejected in whole or in part by the Fund. The Fund, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made



42  Janus Adviser Series
  difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Fund, and thus the Fund may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Fund's excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund.

  In an attempt to detect and deter excessive trading in omnibus accounts, the Fund or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting purchases for a designated period of time (typically 30 to 90 days) by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Fund's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.

  Certain transactions in Fund shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Fund's methods to detect and deter excessive trading.

  The Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Fund. For example, the Fund may refuse a purchase order if the Fund's portfolio manager believes he would be unable to invest the money effectively in accordance with the Fund's investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Fund's policies and procedures regarding excessive trading may be modified at any time by the Fund's Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Fund's long-term shareholders. Excessive trading into and out of the Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.




                                                         Shareholder's guide  43

  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by the Fund, based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or the Fund, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

  Although the Fund takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Fund and its agents. This makes the Fund's identification of excessive trading transactions in the Fund through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Fund encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Fund cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Fund.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.




44  Janus Adviser Series

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of the Fund at www.janus.com/info.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag, and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments in the underlying funds and the market



                                                         Shareholder's guide  45
  value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




46  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Fund since the Fund is new.


                                                        Financial highlights  47

APPENDIX A
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES OF THE UNDERLYING FUNDS

  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. Trustees of the underlying Janus funds may change the investment objective or strategies of the underlying funds at any time without shareholder notice.

  The Fund may allocate assets to all or some of these underlying funds when rebalancing the Fund's investments. At the discretion of Janus Capital and without shareholder notice, the Fund may invest in additional Janus funds established in the future.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES

  INTECH RISK-MANAGED STOCK FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in common stocks from the universe of the fund's benchmark, which is the S&P 500 Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER BALANCED FUND - CLASS I and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Each fund normally invests at least 25% of its assets in fixed-income senior securities.

  JANUS ADVISER CONTRARIAN FUND - CLASS I and JANUS CONTRARIAN FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.

  JANUS ADVISER FORTY FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest

48  Janus Adviser Series
  in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS ADVISER FUNDAMENTAL EQUITY FUND - CLASS I and JANUS FUNDAMENTAL EQUITY FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities selected for their growth potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Each fund may invest in companies of any size.

  JANUS ADVISER GLOBAL RESEARCH FUND - CLASS I and JANUS GLOBAL RESEARCH FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Each fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. Each fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. Each fund may have significant exposure to emerging markets.

  JANUS ADVISER GROWTH AND INCOME FUND - CLASS I and JANUS GROWTH AND INCOME FUND seek long-term capital growth and current income. Each fund pursues its investment objective by normally emphasizing investments in common stocks. Each fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.

  JANUS ADVISER INTECH RISK-MANAGED CORE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the S&P 500 Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.




                                                                  Appendix A  49

  JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTECH RISK-MANAGED VALUE FUND - CLASS I seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  JANUS ADVISER INTERNATIONAL EQUITY FUND - CLASS I seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.

  JANUS ADVISER INTERNATIONAL FORTY FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS ADVISER INTERNATIONAL GROWTH FUND - CLASS I and JANUS OVERSEAS FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United States. Although each fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Each fund may have significant exposure to emerging markets.




50  Janus Adviser Series

  JANUS ADVISER LARGE CAP GROWTH FUND - CLASS I seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $479 million to $527.8 billion.

  JANUS ADVISER MID CAP GROWTH FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $624 million to $42.1 billion.

  JANUS ADVISER MID CAP VALUE FUND - CLASS I and JANUS MID CAP VALUE
  FUND - INVESTOR SHARES seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $479 million to $42.1 billion.

  JANUS ADVISER ORION FUND - CLASS I and JANUS ORION FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of December 31, 2007, Janus Adviser Orion Fund held stocks of 45 companies. Of these holdings, 30 comprised approximately 76.8% of the fund's holdings. As of December 31, 2007, Janus Orion Fund held stocks of 46 companies. Of these holdings, 30 comprised approximately 84.8% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.




                                                                  Appendix A  51

  JANUS ADVISER SMALL COMPANY VALUE FUND - CLASS I seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of small companies whose stock prices are believed to be undervalued by the fund's portfolio manager. The fund invests, under normal circumstances, at least 80% of its assets in equity securities of small companies whose market capitalization, at the time of initial purchase, is less than the 12-month average of the maximum market capitalization for companies included in the Russell 2000 Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $27 million to $6.1 billion.

  JANUS ADVISER SMALL-MID GROWTH FUND - CLASS I seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS ADVISER WORLDWIDE FUND - CLASS I and JANUS WORLDWIDE FUND seek long-term growth of capital in a manner consistent with the preservation of capital. Each fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets.

  JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index. The market capitalizations within the index will vary, but as of December 31, 2007, they ranged from approximately $624 million to $42.1 billion.

  JANUS FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2007, the fund's weighted average market capitalization was $91.1 billion.

  JANUS GLOBAL LIFE SCIENCES FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of



52  Janus Adviser Series
  companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS GLOBAL TECHNOLOGY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized



                                                                  Appendix A  53
  companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES

  JANUS ADVISER FLEXIBLE BOND FUND - CLASS I and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. Each fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.

  JANUS ADVISER FLOATING RATE HIGH INCOME FUND - CLASS I seeks to obtain high current income. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in floating or adjustable rate loans and other floating or adjustable rate securities, including other senior loan investment companies and derivatives with exposure to senior loans. While the fund generally seeks to invest in senior floating rate loans, the fund may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-yield/high-risk bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates. The fund's



54  Janus Adviser Series
  investments in floating rate securities are generally rated below investment grade or are unrated and have characteristics considered below investment grade.

  JANUS ADVISER HIGH-YIELD FUND - CLASS I and JANUS HIGH-YIELD FUND seek to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. Each fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/return characteristics. Each fund may at times invest all of its assets in such securities.

  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

  POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES

  JANUS ADVISER GLOBAL REAL ESTATE FUND - CLASS I seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.




                                                                  Appendix A  55

  JANUS ADVISER LONG/SHORT FUND - CLASS I seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.


  POTENTIAL UNDERLYING FUND INVESTING PRIMARILY IN CASH EQUIVALENTS

  JANUS INSTITUTIONAL MONEY MARKET FUND - INSTITUTIONAL SHARES seeks maximum current income to the extent consistent with stability of capital. The fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The fund also intends to invest in repurchase agreements.

  Cash equivalents include money market instruments (such as certificates of deposit, time deposits, and repurchase agreements), shares of affiliated money market funds or high quality debt obligations (such as U.S. Government obligations, commercial paper, and other short-term corporate instruments).




56  Janus Adviser Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds and, in some instances, the Fund may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended.

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.


                                                Glossary of investment terms  57

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Fund or an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund and underlying fund bear directly in connection with their own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains



58  Janus Adviser Series
  on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the Securities Act of 1933, as amended, but that may be resold to certain institutional investors.




                                                Glossary of investment terms  59

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.




60  Janus Adviser Series

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Fund or an underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other



                                                Glossary of investment terms  61
  than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Fund or an underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Fund or an underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Fund or an underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. The Fund or an underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.




62  Janus Adviser Series

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES

  INDUSTRY CONCENTRATION for purposes under the Investment Company Act of 1940, as amended (the "1940 Act"), is the investment of more than 25% of an underlying fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Funds (and/or underlying funds) are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.




                                                Glossary of investment terms  63

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that the Fund or an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. The Fund or an underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the Fund or the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, the Fund or an underlying fund will realize a short-term capital gain. Although the Fund or an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




64  Janus Adviser Series

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

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janus.com/info. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.

           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janus.com/info

                    151 Detroit Street
                    Denver, CO 80206-4805
                    1-877-335-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 JANUS ADVISER SERIES

                    JANUS INSTITUTIONAL CASH MANAGEMENT FUND

                              INSTITUTIONAL SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes one portfolio (the "Fund") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to the Fund.

              Janus Institutional Cash Management Fund is designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares (the "Shares" or "Institutional Shares") exclusively to institutional and individual clients meeting the minimum investment requirement of $5,000,000.

              The Fund currently offers two classes of shares (Institutional Shares and Premium Shares), with the Institutional Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Institutional Cash Management Fund...........     2

FEES AND EXPENSES....................................     5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Types of investments...............................     7
  Common investment techniques.......................     8

MANAGEMENT OF THE FUND
  Investment adviser.................................    11
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    11
  Management expenses................................    13
  Investment personnel...............................    15

OTHER INFORMATION....................................    16

DISTRIBUTIONS AND TAXES..............................    20

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    22
  Purchases..........................................    23
  Minimum investment requirements....................    24
  Redemptions........................................    25
  Shareholder communications.........................    28

FINANCIAL HIGHLIGHTS.................................    30





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INSTITUTIONAL CASH MANAGEMENT FUND

  Institutional Cash Management Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL CASH MANAGEMENT FUND seeks maximum current income to the extent consistent with stability of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The Fund also intends to invest in repurchase agreements.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less


MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



2  Janus Adviser Series

  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund commenced operations on February 23, 2007, after the reorganization of Janus Institutional Cash Reserves Fund (the "predecessor fund") into Institutional Cash Management Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the predecessor fund prior to the reorganization. The performance shown for periods prior to February 23, 2007 reflects the fees and expenses of the predecessor fund, without the effect of any fee and expense limitations or waivers. The performance shown for periods following February 23, 2007 reflects the fees and expenses of the Fund's Institutional Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  3

  INSTITUTIONAL CASH MANAGEMENT FUND - INSTITUTIONAL SHARES



   Annual returns for periods ended 12/31
                                                            1.18%     1.37%     3.21%     5.04%     5.37%
                                                            2003      2004      2005      2006      2007

   Best Quarter:  3rd-2007 1.35%     Worst Quarter:  3rd-2003 0.26%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 2.30%.



                                    Average annual total return for periods ended 12/31/07
                                    ------------------------------------------------------
                                                                         Since Inception
                                                                       of Predecessor Fund
                                                  1 year    5 years         (5/15/02)
  Institutional Shares
    Return Before Taxes                            5.37%     3.22%            3.06%
                                               -------------------------------------------





  The 7-day yield on December 31, 2007 was 4.94% for Institutional Cash Management Fund - Institutional Shares.






4  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Institutional Shares of the Fund. The fees and expenses shown were determined based on net assets of the Fund as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital are reflected under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Institutional Shares do not impose sales charges, redemption fees, or exchange fees when you buy or sell the Fund's Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.




                                                          Risk/return summary  5

------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                               Total Annual                  Net Annual
                                                                                   Fund                         Fund
                                                Management        Other          Operating      Expense      Operating
                                                  Fee(1)       Expenses(2)      Expenses(3)     Waivers     Expenses(3)
 Institutional Cash Management
   Fund - Institutional Shares                     0.20%          0.15%            0.35%         0.23%         0.12%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.
 (2) Included in Other Expenses is an administrative services fee of 0.15% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 (3) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by the Fund until at least December 1, 2009. In addition, Janus Capital has contractually agreed to a waiver that will reduce the amount of administrative service fees payable by the Fund from 0.15% to 0.02%. This waiver will continue until at least December 1, 2009. The expense waiver shown reflects the application of such reduction.



--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                               1 Year   3 Years   5 Years   10 Years
                                                               -------------------------------------
 Institutional Cash Management Fund - Institutional Shares      $ 36     $ 113     $ 197      $ 443




--------------------------------------------------------------------------------



6  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  The Fund is subject to certain specific Securities and Exchange Commission ("SEC") rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

  The Fund invests primarily in:

  - high quality debt obligations
  - obligations of financial institutions

  The Fund may also invest (to a lesser degree) in:

  - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - municipal securities
  - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment
  - repurchase agreements

  DEBT OBLIGATIONS
  The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

  - commercial paper
  - notes and bonds
  - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)
  - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

  OBLIGATIONS OF FINANCIAL INSTITUTIONS
  Examples of obligations of financial institutions include:

  - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars


                                    Principal investment strategies and risks  7

  - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

  - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

  An economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. The Fund may focus its investments in this sector, which increases the risk of your investment.

  A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Fund.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.

COMMON INVESTMENT TECHNIQUES


  The following is a description of other investment techniques that the Fund may use. The use of these investment techniques has risks including, but not limited to, the risks that the Fund's yield may decrease, or the Fund's ability to maintain a stable net asset value may be impacted. As a result, you could lose money.


  PARTICIPATION INTERESTS
  A participation interest gives the Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

  DEMAND FEATURES
  Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

  Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Fund's investments may be dependent in part on the credit quality of the



8  Janus Adviser Series
  banks supporting the Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

  VARIABLE AND FLOATING RATE SECURITIES
  The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Such securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  REPURCHASE AGREEMENTS
  The Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.




                                    Principal investment strategies and risks  9

  If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may not recover its investment or may obtain a limited recovery, and/or recover may be delayed.



  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





10  Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution

                                                      Management of the Fund  11
  capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC "Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



12  Janus Adviser Series
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Institutional Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.



MANAGEMENT EXPENSES



  Pursuant to the Investment Advisory Agreement, Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate shown in the table below of the value of the average daily net assets of the Fund.



                                                                      Contractual         Actual Investment
                                                 Average Daily        Investment      Advisory Fee(1) (%) (for
                                                  Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                                         of Fund          (annual rate)         July 31, 2008)
--------------------------------------------------------------------------------------------------------------
  Institutional Cash Management Fund           All Asset Levels          0.20                   0.10
--------------------------------------------------------------------------------------------------------------




  (1) Janus Capital has contractually agreed to waive one-half of its investment advisory fee through at least December 1, 2009. Application of this waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. The waiver is not reflected in the contractual fee rate shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreements will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janusintech.com/cash.


  The Fund has entered into an Administration Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance, and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate financial intermediaries for providing administrative services to their customers who invest in the Shares. The types of services that the financial intermediaries may provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Fund would have to



                                                      Management of the Fund  13
  perform if it was dealing directly with the beneficial owners, rather than the financial intermediaries, as shareholders of record.

  Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law.






14  Janus Adviser Series

INVESTMENT PERSONNEL

    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Institutional Cash Management Fund, which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.

    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Institutional Cash Management Fund, which he has co-managed since inception. Mr. Thorderson co-managed Janus Institutional Cash Reserves Fund from February 2004 to February 2007. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.




                                                      Management of the Fund  15

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Fund currently offers two classes of shares. This Prospectus only offers Institutional Shares of the Fund. Institutional Shares are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. Premium Shares of the Fund are available to banks and other Financial Institutions, as well as certain broker-dealers, that meet minimum investment requirements in connection with trust accounts, cash management programs, and similar programs.

  Not all Financial Institutions offer each of these share classes. IF YOUR FINANCIAL INSTITUTION OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information, please call 1-800-295-2687.

  TEMPORARY GUARANTEE PROGRAM


  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Institutional Cash Management Fund, in the Program through December 18, 2008.



  Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.



  The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following: (1) the Program protects only shareholders of record as of September 19, 2008; (2) for each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event; (3) a Fund must be in liquidation to trigger payments to shareholders from the Program; and (4) the Program will be funded with the assets available to the ESF.



  The Treasury Department has stated that the ESF has approximately $50 billion of assets available to it, and the Secretary of the Treasury Department (the "Secretary") reserves the right to use the assets of the ESF for purposes other than the Program.



16  Janus Adviser Series

  In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to shareholders through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.



  The initial term of the Program expires on December 18, 2008. The Secretary has the option to extend the program after that date, but only up to the close of business on September 18, 2009. The Program will terminate at the end of the initial three-month period, unless the Secretary extends it. If the Program is extended, in order to maintain coverage, a Fund would have to renew its participation in the Program after each extension and pay an additional fee. If a Fund does not elect to continue to participate, or becomes ineligible to participate in the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.



  The cost to a Fund of participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost may reduce the yield on the Fund. The upfront cost of participating in the Program for the initial three-month coverage period was 0.01% of the net assets of the Fund as of September 18, 2008 and is not reflected in the fee table of the Funds' current prospectus.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.



  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus



                                                           Other information  17
  funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing



18  Janus Adviser Series
  allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  19

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.

  Shares purchased by wire on a day which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase request is received prior to 5:00 p.m. (New York time). The Fund's transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order. Please check with your financial intermediary or plan sponsor directly for deadlines for purchase orders from you to your financial intermediary or plan sponsor.

  Redemption requests received on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be wired to the predesignated account on that day and that day's dividend will not be received. Requests for wire redemptions that are received after 5:00 p.m. will include that day's dividend, but will generally be processed and wired the next bank business day. Please check with your financial intermediary or plan sponsor directly for deadlines for redemption orders from you to your financial intermediary or plan sponsor.

  The Fund reserves the right to require purchase and redemption requests and payments prior to these times on days when the bond markets or NYSE close early.


  Shareholders have the option of having their dividends and capital gain distributions automatically reinvested in Fund Shares or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.


  TAXES ON DISTRIBUTIONS

  Distributions for the Fund are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

20  Janus Adviser Series

  Because the Fund is a money market fund, it does not anticipate distributing capital gains or qualified dividend income.

  Distributions may also be subject to state and local taxes. Shareholders should consult their tax advisers regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your financial intermediary or plan sponsor.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice.




                                                     Distributions and taxes  21

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


ESTABLISHING YOUR ACCOUNT

  The application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Fund. After reviewing the application carefully, complete, sign, and forward it to:


  Via Regular Mail            Via Express Mail - Overnight Delivery
  Janus                       Janus
  P.O. Box 173375             151 Detroit Street
  Denver, CO 80217-3375       Denver, CO 80206-4805
  Attn: Janus Money Desk      Attn: Janus Money Desk




  Do not include any purchase money with the application. All purchases of Shares should be effected by wire transfer. For more information, refer to "Purchases."


  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

  On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Fund for any penalty that the IRS may impose.

PRICING OF FUND SHARES

  The net asset value of the Shares is normally calculated as of 5:00 p.m. (New York time) each day that the NYSE is open. However, the net asset value ("NAV") may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. In addition, the Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). The NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


22  Janus Adviser Series

  ADMINISTRATIVE SERVICES FEE

  The Fund has entered into an Administration Agreement with Janus Capital to provide, or arrange for the provision of, administrative, compliance, and accounting services, including custody and transfer agency services, at an annual rate of up to 0.15% of the average daily net assets of the Fund's Institutional Shares. Janus Capital has agreed to a contractual waiver for Institutional Shares limiting the fee to 0.02%. The waiver will be in effect until at least December 1, 2009. Janus Capital may compensate financial intermediaries for providing administrative services to their customers who invest in the Shares.


PURCHASES

  You must establish a Fund account and receive an account number before making purchases by wire. Contact the Janus Money Desk at 1-800-295-2687 for complete instructions. Purchase requests received before 5:00 p.m. (New York time) on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive dividends declared on the purchase date (the daily yield for the Fund is calculated after that time). In addition, the Fund's transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC, or Janus Distributors LLC, and the Fund can redeem Shares you own in this or another identically registered Janus fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Fund also reserves the right to require purchase requests and payments prior to these times on days when the bond markets or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day. The Fund reserves the right to accept purchase requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).

  Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Janus Money Desk at 1-800-295-2687 when you intend to make a wire purchase. The Fund does not charge any fees for purchase transactions submitted by wire. However, your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. If you hold an account through a financial intermediary, please check with your financial intermediary directly for deadlines for purchase orders from you to your financial intermediary.

  The Janus funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject



                                                         Shareholder's guide  23
  any purchase request (including exchange purchases) for any reason without prior notice. If you have any questions, please call 1-800-295-2687.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Institutional Shares of the Fund is $5,000,000. The Fund, at its discretion, reserves the right to change the amount of this minimum from time to time or to waive it in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  The Janus funds include several funds with a variety of investment objectives. You may generally exchange Shares for shares of the same class of any other fund in the Trust offered through your financial intermediary or plan sponsor. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your account to one of the other Janus funds. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' excessive trading policies generally do not apply to a money market fund, although the money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice. If you would like more information regarding the exchange privilege, please call the Janus Money Desk at 1-800-295-2687.




24  Janus Adviser Series

REDEMPTIONS


  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. If a request for a redemption is received by 5:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the financial intermediary or plan sponsor account that day. Redemption requests received by 5:00 p.m. (New York time) will receive that day's NAV, but will generally not include that day's dividends. Redemption requests received after 5:00 p.m. (New York time) will include that day's dividends, but will be processed as of the next business day's NAV and will generally be wired the next business day. The Fund reserves the right to require redemption requests prior to these times on days when the bond markets or NYSE close early. The Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Please check with your financial intermediary or plan sponsor directly for deadlines for redemption orders from you to your financial intermediary or plan sponsor.



  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  IN WRITING

  To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

  Via Regular Mail                    Via Express Mail - Overnight Delivery
  Janus                               Janus
  P.O. Box 173375                     151 Detroit Street
  Denver, CO 80217-3375               Denver, CO 80206-4805
  Attn: Janus Money Desk              Attn: Janus Money Desk


  The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name, and your daytime telephone number. The letter must be



                                                         Shareholder's guide  25
  signed by an authorized person whose signature is on file with the Fund. For IRA shareholders, written instructions must be signed by the account owner.

  BY TELEPHONE

  Shares may be redeemed by telephone. If a request for a redemption is received by 5:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount will be wired in federal funds to the shareholder's predesignated bank account that day. After 5:00 p.m. (New York time), the redemption request will include that day's dividends, but will be processed as of the next business day's NAV and will generally be wired the next bank business day. The Fund reserves the right to require redemption requests prior to 5:00 p.m. (New York time) on days when the bond markets or NYSE close early. There is no fee for redemptions by wire. However, your financial intermediary may charge a processing or service fee in connection with the redemption of Shares. If you hold an account through a financial intermediary, please check with your financial intermediary directly for deadlines for redemption orders from you to your financial intermediary.

  BY A FUND

  Your account may be terminated by a Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Fund. In the case of insufficient account size, the Fund will notify you that you have 30 days to increase your account to the minimum required before redeeming your account.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.





26  Janus Adviser Series

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests



                                                         Shareholder's guide  27
  of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

  PORTFOLIO INFORMATION

  You may call 1-800-295-2687 for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 8:00 a.m. to 6:00 p.m. (New York time). For account information outside these hours, please refer to www.janusintech.com/cash.

  TELEPHONE INSTRUCTIONS

  You may initiate many transactions by telephone. The Fund and its agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

  ACCOUNT ADDRESS AND NAME CHANGES

  To change the address on your account, you may call 1-800-295-2687 or send a written request signed by all registered owners of your account. Please include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Fund with appropriate corporate resolutions changing wire instructions. Please call 1-800-295-2687 for additional information.

  To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an application and supporting



28  Janus Adviser Series
  legal documentation, if applicable. Please call 1-800-295-2687 for additional information.

  STATEMENTS AND REPORTS

  Shareholders will receive a monthly statement reporting all purchases and redemptions made during that month, and dividends paid during the month. The Fund reserves the right to charge a fee for additional account statement requests.

  The Fund produces financial reports that include a complete list of each Fund's portfolio holdings semiannually, and update their prospectuses annually. If you invest through a financial intermediary, the financial intermediary is responsible for providing the Fund's reports. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. The Trust's fiscal year ends July 31.

  Unless instructed otherwise, the Fund will mail only one report or prospectus to your address of record ("household"), even if more than one person in your household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call 1-800-295-2687 or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Fund receives your instructions.

  TEMPORARY SUSPENSION OF SERVICES

  The Fund or its agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Fund or its agents materially hampers the provision of such services.

  TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

  You may purchase or sell Fund shares through an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Fund. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Fund directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Fund is not responsible for the failure of any Processing Organization to carry out its obligations to its customers.




                                                         Shareholder's guide  29

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance through the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Institutional Cash Management Fund commenced operations on February 23, 2007, after the reorganization of Janus Institutional Cash Reserves Fund (the "predecessor fund") into the Fund. For periods prior to February 23, 2007, the financial highlights shown reflect financial results for the predecessor fund. For periods following February 23, 2007, the financial highlights shown reflect the financial results for the Institutional Shares of the Fund. The predecessor fund had a fiscal year end of October 31. Following the reorganization, the Fund changed its fiscal year end to July 31.



  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Fund (assuming reinvestment of all dividends and distributions).



30  Janus Adviser Series

INSTITUTIONAL CASH MANAGEMENT FUND - INSTITUTIONAL SHARES(1)
---------------------------------------------------------------------------------------------------------------------
                                                                 Year or
                                                               Period ended
                                                                 July 31                Years ended October 31
                                                             2008     2007(2)     2006      2005      2004      2003

 NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00      $1.00     $1.00     $1.00     $1.00     $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 0.04       0.04      0.05      0.03      0.01      0.01
 Net gain/(loss) on securities                                  --         --        --        --        --        --

 Total from investment operations                             0.04       0.04      0.05      0.03      0.01      0.01

 LESS DISTRIBUTIONS:
 Dividends from net investment income                       (0.04)     (0.04)    (0.05)    (0.03)    (0.01)    (0.01)
 Distributions from net realized gains                          --         --        --        --        --        --

 Total distributions                                        (0.04)     (0.04)    (0.05)    (0.03)    (0.01)    (0.01)


 NET ASSET VALUE, END OF PERIOD                              $1.00      $1.00     $1.00     $1.00     $1.00     $1.00


 Total return(3)                                             4.12%      4.01%     4.82%     2.84%     1.20%     1.27%

 Net assets, end of period (in millions)                    $3,133     $4,300    $1,322    $1,523    $1,873    $2,796
 Average net assets for the period (in millions)            $4,210     $2,721    $2,042    $1,495    $2,216    $2,495
 Ratio of gross expenses to average net
     assets(4)(5)(6)(7)                                      0.12%      0.12%     0.19%     0.18%     0.18%     0.18%
 Ratio of net expenses to average net assets(4)(7)(8)        0.12%      0.12%     0.19%     0.18%     0.18%     0.18%
 Ratio of net investment income/(loss) to average net
     assets(4)                                               4.29%      5.28%     4.78%     2.76%     1.18%     1.24%

---------------------------------------------------------------------------------------------------------------------




(1) Effective February 23, 2007, Janus Institutional Cash Reserve Fund (the "predecessor fund") was reorganized into Institutional Shares of the Fund. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year to July 31.
(2) Period November 1, 2006 to July 31, 2007.



(3) Total return not annualized for periods of less than one full year.


(4) Annualized for periods of less than one year.


(5) The expense ratio reflects expenses prior to any expense offset arrangements.


(6) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.




(7) The ratio was 0.35% in 2008, 0.35% in 2007, 0.36% in 2006, 0.35% in 2005,
    0.35% in 2004, and 0.35% in 2003 before waiver of certain fees incurred by the Fund.


(8) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  31

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34

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36

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janusintech.com/cash. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                   www.janusintech.com/cash

                   PO Box 173375
                   Denver, CO 80217-3375
                   1-800-295-2687


            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 JANUS ADVISER SERIES

                    JANUS INSTITUTIONAL CASH MANAGEMENT FUND
                                 PREMIUM SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes one portfolio (the "Fund") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to the Fund.

              Janus Institutional Cash Management Fund is designed for investors who seek maximum current income consistent with stability of capital.

              The Fund currently offers two classes of shares (Institutional Shares and Premium Shares). Only Premium Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through banks and other financial institutions, as well as certain broker-dealers, and primarily in association with trust accounts, cash management programs, and similar programs provided to their clients. Shares are not offered directly to individual investors.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Institutional Cash Management Fund...........     2

FEES AND EXPENSES....................................     5

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Types of investments...............................     7
  Common investment techniques.......................     8

MANAGEMENT OF THE FUND
  Investment adviser.................................    11
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    11
  Management expenses................................    13
  Investment personnel...............................    15

OTHER INFORMATION....................................    16

DISTRIBUTIONS AND TAXES..............................    20

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    22
  Distribution and service fees......................    23
  Purchases..........................................    24
  Minimum investment requirements....................    25
  Redemptions........................................    25
  Shareholder communications.........................    28

FINANCIAL HIGHLIGHTS.................................    29





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INSTITUTIONAL CASH MANAGEMENT FUND

  Institutional Cash Management Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL CASH MANAGEMENT FUND seeks maximum current income to the extent consistent with stability of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The Fund also intends to invest in repurchase agreements.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less


MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



2  Janus Adviser Series

  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  The Fund commenced operations on February 23, 2007. The performance shown for Premium Shares reflects the historical performance of Janus Institutional Cash Reserves Fund prior to the reorganization of Janus Institutional Cash Reserves Fund into the Fund as explained below.


  Janus Institutional Cash Reserves Fund (the "predecessor fund") reorganized into Institutional Cash Management Fund on February 23, 2007. The returns for the Premium Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the predecessor fund prior to the reorganization. The performance shown for periods prior to the Fund's commencement of Premium Shares was calculated using the fees and expenses of the Fund's Premium Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Premium Shares reflects the fees and expenses of Premium Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  3

  INSTITUTIONAL CASH MANAGEMENT FUND - PREMIUM SHARES


   Annual returns for periods ended 12/31
                                                            1.07%     1.26%     3.09%     4.93%     4.97%
                                                            2003      2004      2005      2006      2007

   Best Quarter:  3rd-2007 1.35%     Worst Quarter:  1st-2004 0.23%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 2.30%.



                                    Average annual total return for periods ended 12/31/07
                                    ------------------------------------------------------
                                                                         Since Inception
                                                                       of Predecessor Fund
                                                  1 year    5 years         (5/15/02)
  Premium Shares
    Return Before Taxes                            4.97%     3.05%            2.90%
                                               -------------------------------------------





  The 7-day yield on December 31, 2007 was 4.94% for Institutional Cash Management Fund - Premium Shares.





4  Janus Adviser Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Premium Shares of the Fund. The fees and expenses shown were determined based on net assets of the Fund as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital are reflected under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Fund's Premium Shares do not impose sales charges, redemption fees, or exchange fees when you buy or sell the Fund's Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.




                                                          Risk/return summary  5

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                 Total Annual            Net Annual
                                      Distribution                   Fund                   Fund
                          Management     (12b-1)       Other       Operating   Expense   Operating
                            Fee(1)       Fees(2)    Expenses(3)   Expenses(4)  Waivers  Expenses(4)
Institutional Cash
  Management Fund -
  Premium Shares             0.20%        0.02%        0.06%         0.28%      0.16%      0.12%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital.

 (2) Janus Distributors LLC has contractually agreed to a waiver that will reduce the amount of 12b-1 fees payable by the Fund from 0.18% to 0.02%. This waiver will continue until at least December 1, 2009. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (3) Included in Other Expenses is an administrative services fee of 0.06% of the average daily net assets of the Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.



 (4) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by the Fund until at least December 1, 2009. In addition, Janus Capital has contractually agreed to a waiver that will reduce the amount of administrative service fees payable by the Fund from 0.06% to 0.00%. This waiver will continue until at least December 1, 2009. The expense waiver shown reflects the application of such reduction.


--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest
 $10,000 in the Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                           1 Year   3 Years   5 Years    10 Years
                                           --------------------------------------
Institutional Cash Management
  Fund - Premium Shares                     $ 45     $ 141     $ 246       $ 555




--------------------------------------------------------------------------------



6  Janus Adviser Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Fund's principal investment strategies, as well as certain risks of investing in the Fund.

  The Fund is subject to certain specific Securities and Exchange Commission ("SEC") rule requirements. Among other things, the Fund is limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

  The Fund invests primarily in:

  - high quality debt obligations
  - obligations of financial institutions

  The Fund may also invest (to a lesser degree) in:

  - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - municipal securities
  - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment
  - repurchase agreements

  DEBT OBLIGATIONS
  The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

  - commercial paper
  - notes and bonds
  - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)
  - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

  OBLIGATIONS OF FINANCIAL INSTITUTIONS
  Examples of obligations of financial institutions include:

  - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars


                                    Principal investment strategies and risks  7

  - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

  - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

  An economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. The Fund may focus its investments in this sector, which increases the risk of your investment.

  A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Fund.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.

COMMON INVESTMENT TECHNIQUES


  The following is a description of other investment techniques that the Fund may use. The use of these investment techniques has risks including, but not limited to, the risks that the Fund's yield may decrease, or the Fund's ability to maintain a stable net asset value may be impacted. As a result, you could lose money.


  PARTICIPATION INTERESTS
  A participation interest gives the Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.

  DEMAND FEATURES
  Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

  Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Fund's investments may be dependent in part on the credit quality of the



8  Janus Adviser Series
  banks supporting the Fund's investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

  VARIABLE AND FLOATING RATE SECURITIES
  The Fund may invest in securities which have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  The Fund may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. The Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Such securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in the Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  REPURCHASE AGREEMENTS
  The Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.




                                    Principal investment strategies and risks  9

  If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to a fund ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a fund. A fund may not recover its investment or may obtain a limited recovery, and/or recover may be delayed.



  A fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





10  Janus Adviser Series

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Fund. Janus Capital is responsible for the day-to-day management of the Fund's investment portfolio and furnishes continuous advice and recommendations concerning the Fund's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Fund and may be reimbursed by the Fund for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution

                                                      Management of the Fund  11
  capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

  For all share classes of the Fund, Janus Capital, Janus Distributors LLC "Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



12  Janus Adviser Series
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Premium Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Fund and when considering which share class of a Fund is most appropriate for you. Please contact your Financial Institution for details on such arrangements.



MANAGEMENT EXPENSES


  Pursuant to the Investment Advisory Agreement, Janus Capital furnishes continuous advice and recommendations concerning the Fund's investments. The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate shown in the table below of the value of the average daily net assets of the Fund.



                                                     Contractual         Actual Investment
                                Average Daily        Investment      Advisory Fee(1) (%) (for
                                 Net Assets       Advisory Fee (%)     the fiscal year ended
  Fund Name                        of Fund          (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------
  Institutional Cash
     Management Fund          All Asset Levels          0.20                   0.10
---------------------------------------------------------------------------------------------




  (1) Janus Capital has contractually agreed to waive one-half of its investment advisory fee through at least December 1, 2009. Application of this waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. The waiver is not reflected in the contractual fee rate shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Fund's investment advisory agreements will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janusintech.com/cash.


  The Fund has entered into an Administration Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance, and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions may provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Fund would have to



                                                      Management of the Fund  13
  perform if it was dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

  Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law.





14  Janus Adviser Series

INVESTMENT PERSONNEL

    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Fund, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Institutional Cash Management Fund, which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.

    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Institutional Cash Management Fund, which he has co-managed since inception. Mr. Thorderson co-managed Janus Institutional Cash Reserves Fund from February 2004 to February 2007. He is also Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.




                                                      Management of the Fund  15

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Fund currently offers two classes of shares. This Prospectus only offers Premium Shares of the Fund. Premium Shares are available to banks and other Financial Institutions, as well as certain broker-dealers, that meet minimum investment requirements in connection with trust accounts, cash management programs, and similar programs. Institutional Shares of the Fund are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements.

  Not all Financial Institutions offer each of these share classes. IF YOUR FINANCIAL INSTITUTION OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information, please call 1-800-295-2687.

  TEMPORARY GUARANTEE PROGRAM


  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Institutional Cash Management Fund, in the Program through December 18, 2008.



  Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.



  The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following: (1) the Program protects only shareholders of record as of September 19, 2008; (2) for each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event; (3) a Fund must be in liquidation to trigger payments to shareholders from the Program; and (4) the Program will be funded with the assets available to the ESF.



  The Treasury Department has stated that the ESF has approximately $50 billion of assets available to it, and the Secretary of the Treasury Department (the "Secretary") reserves the right to use the assets of the ESF for purposes other than the Program.



16  Janus Adviser Series

  In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to shareholders through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.



  The initial term of the Program expires on December 18, 2008. The Secretary has the option to extend the program after that date, but only up to the close of business on September 18, 2009. The Program will terminate at the end of the initial three-month period, unless the Secretary extends it. If the Program is extended, in order to maintain coverage, a Fund would have to renew its participation in the Program after each extension and pay an additional fee. If a Fund does not elect to continue to participate, or becomes ineligible to participate in the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.



  The cost to a Fund of participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost may reduce the yield on the Fund. The upfront cost of participating in the Program for the initial three-month coverage period was 0.01% of the net assets of the Fund as of September 18, 2008 and is not reflected in the fee table of the Funds' current prospectus.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.



  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court



                                                           Other information  17
  that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al.
  v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking



18  Janus Adviser Series
  disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUND

  The Fund is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  19

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.

  Shares purchased by wire on a day which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase request is received prior to 5:00 p.m. (New York time). The Fund's transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order. For investors investing through a Financial Institution, please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution.

  Redemption requests received on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be wired to the predesignated account on that day and that day's dividend will not be received. Requests for wire redemptions that are received after 5:00 p.m. will include that day's dividend, but will generally be processed and wired the next bank business day. For investors investing through a Financial Institution, please check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution.

  The Fund reserves the right to require purchase and redemption requests and payments prior to these times on days when the bond markets or NYSE close early.

  Dividends and capital gain distributions are automatically reinvested in Shares. To receive distributions in cash, please contact your Financial Institution or the Janus Money Desk (1-800-295-2687).

  TAXES ON DISTRIBUTIONS

  Distributions for the Fund are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

20  Janus Adviser Series

  Because the Fund is a money market fund, it does not anticipate distributing capital gains or qualified dividend income.

  Distributions may also be subject to state and local taxes. Shareholders should consult their tax advisers regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your Financial Institution.

  The Fund may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUND

  The Fund does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code. It is important that the Fund meets these requirements so that any earnings on your investment will not be subject to federal income taxes twice.




                                                     Distributions and taxes  21

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Shares may be purchased, exchanged, or redeemed only through Financial Institutions, or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs. Shares are not offered directly to individual investors. Not all Financial Institutions offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INSTITUTION OR THE JANUS MONEY DESK AT 1-800-295-2687.

  With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

PRICING OF FUND SHARES

  The net asset value of the Shares is normally calculated as of 5:00 p.m. (New York time) each day that the NYSE is open. However, the net asset value ("NAV") may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. In addition, the Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). The NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of the Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

  If you hold a Fund account through a Financial Institution, all purchases, exchanges, redemptions, or other account activity must be processed through your Financial Institution. Your Financial Institution is responsible for promptly transmitting purchase, redemption, and other requests to the Fund under the arrangements made between your Financial Institution and its clients. The Fund is not responsible for the failure of any Financial Institution to carry out its obligations to its clients.


22  Janus Adviser Series

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended for Premium Shares (the "Plan"), the Fund may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee for the sale and distribution of Premium Shares based on average daily net assets of the Shares, up to the following annual rate:


                                   12b-1 Fee (before      12b-1 Fee (after waiver
  Class                           contractual waiver)    by Janus Distributors)(1)
  --------------------------------------------------------------------------------
  Premium Shares                         0.18%                     0.02%





  (1) Janus Distributors has agreed to continue this waiver until at least December 1, 2009.



  Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Fund. The 12b-1 fee may be paid to an approved intermediary for introducing a client to Janus Capital. Shareholder account services provided by the financial intermediaries may include shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, and providing similar services that the Fund would have to perform if it was dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  The Fund has entered into an Administration Agreement with Janus Capital to provide, or arrange for the provision of, administrative, compliance, and accounting services, including custody and transfer agency services, at an annual rate of up to 0.06% of the average daily net assets of the Fund's Premium Shares. Janus Capital has contractually agreed to waive this fee, in whole, until at least December 1, 2009. Janus Capital may compensate Financial Institutions for providing administrative services to their customers who invest in the Shares.





                                                         Shareholder's guide  23

PURCHASES

  Purchases of Fund Shares may be made only through accounts of Financial Institutions, or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs. For investors investing through a Financial Institution, please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution. Purchase requests received before 5:00 p.m. (New York time) on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive dividends declared on the purchase date (the daily yield for the Fund is calculated after that time). In addition, the Fund's transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If payment on a purchase order is not received by this time, the purchase may be canceled. You may be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC, or Janus Distributors LLC, and the Fund can redeem Shares you own in this or another identically registered Janus fund account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Fund also reserves the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond markets or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day. The Fund reserves the right to accept purchase requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).

  The Financial Institutions may impose charges and restrictions different from those imposed by the Fund. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Fund. Contact your Financial Institution or the Janus Money Desk (1-800-295-
  2687) for information on how to invest in the Fund, including additional information on minimum initial or subsequent investment requirements.

  The Janus funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary



24  Janus Adviser Series
  may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.


  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Premium Shares of the Fund is $5,000,000. The Fund, at its discretion, reserves the right to change the amount of this minimum from time to time or to waive it in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your Financial Institution to withdraw the amount of your investment from your bank account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

EXCHANGES

  The Janus funds include several funds with a variety of investment objectives. You may generally exchange Shares for shares of the same class of any other fund in the Trust offered through your Financial Institution. Contact your Financial Institution or the Janus Money Desk (1-800-295-2687) for information and instructions to exchange into other Janus funds. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your account to one of the other Janus funds. The Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' excessive trading policies generally do not apply to a money market fund, although the money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions, or directly by Janus Capital for those shareholders with a direct investment. Please contact your Financial Institution or the Janus Money Desk (1-800-295-2687) for details. Your Financial Institution may charge a processing or service fee in connection with the redemption of Shares. If you hold an account through a Financial Institution, please check with the Financial Institution directly for deadlines for redemption orders from you to your Financial Institution.




                                                         Shareholder's guide  25

  Shares of the Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Fund or its agents. If a request for a redemption is received by 5:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the bank account on record that day. Redemption requests received by 5:00 p.m. (New York time) will receive that day's NAV, but will generally not include that day's dividends. Redemption requests received after 5:00 p.m. (New York time) will include that day's dividends, but will be processed as of the next business day's NAV and will generally be wired the next business day. The Fund reserves the right to require redemption requests prior to these times on days when the bond markets or NYSE close early. The Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).


  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your Financial Institution to redeem a specified amount from your account on a day or days you



26  Janus Adviser Series
  specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.


  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Fund's portfolio holdings disclosure policies and




                                                         Shareholder's guide  27
  procedures, which includes a discussion of any exceptions, is contained in the Fund's SAI.


SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Fund. These reports show the Fund's investments and the market value of such investments, as well as other information about the Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with the Fund) to obtain these reports. The Trust's fiscal year ends July 31.




28  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights table is intended to help you understand the Fund's financial performance through the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Premium Shares of the Fund (assuming reinvestment of all dividends and distributions).



                                                        Financial highlights  29


INSTITUTIONAL CASH MANAGEMENT FUND - PREMIUM SHARES
--------------------------------------------------------------------------------------------
                                                               Year or Period ended July 31
                                                              2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00                    $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.04                     0.02
 Net gain/(loss) on securities                                   --                       --

 Total from investment operations                              0.04                     0.02

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.04)                   (0.02)
 Distributions from net realized gains                           --                       --

 Total distributions                                         (0.04)                   (0.02)


 NET ASSET VALUE, END OF PERIOD                               $1.00                    $1.00


 Total return(2)                                              4.12%                    2.28%

 Net assets, end of period (in thousands)                      $107                     $102
 Average net assets for the period (in thousands)              $106                     $101
 Ratio of gross expenses to average net assets(3)(4)(5)       0.12%                    0.12%
 Ratio of net expenses to average net assets(3)(5)(6)         0.12%                    0.12%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                4.02%                    5.29%

--------------------------------------------------------------------------------------------




(1) Period February 23, 2007 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.44% in 2008 and 0.45% in 2007 before waiver of certain fees incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




30  Janus Adviser Series

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32

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34

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36

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-877-335-2687. The Fund's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janusintech.com/cash. Additional information about the Fund's investments is available in the Fund's annual and semiannual reports. In the Fund's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Fund.


           The Statement of Additional Information provides detailed information about the Fund and is incorporated into this Prospectus by reference. You may review and copy information about the Fund (including the Fund's Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Fund from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janusintech.com/cash

                    PO Box 173375
                    Denver, CO 80217-3375
                    1-800-295-2687

            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 JANUS ADVISER SERIES

                      JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                              INSTITUTIONAL SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Institutional Money Market Funds" or "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.

              The Institutional Money Market Funds (Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund) are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares" or "Institutional Shares") exclusively to institutional and individual clients meeting minimum investment requirements ($5,000,000 for Institutional Money Market Fund and $250,000 for Institutional Government Money Market Fund).

              The Funds currently offer five classes of shares (Institutional Shares, Premium Shares, Primary Shares, Select Shares, and Service Shares), with the Institutional Shares being offered by this Prospectus.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Institutional Money Market Fund..............     2
  Janus Institutional Government Money Market Fund...     5

FEES AND EXPENSES....................................     8

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Types of investments...............................    10
  Common investment techniques.......................    11

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    14
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    14
  Management expenses................................    16
  Investment personnel...............................    18

OTHER INFORMATION....................................    19

DISTRIBUTIONS AND TAXES..............................    23

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    25
  Purchases..........................................    26
  Minimum investment requirements....................    27
  Redemptions........................................    28
  Shareholder communications.........................    31

FINANCIAL HIGHLIGHTS.................................    34





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INSTITUTIONAL MONEY MARKET FUND

  Institutional Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.



  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The Fund also intends to invest in repurchase agreements.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less


MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



2  Janus Adviser Series

  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund commenced operations on February 23, 2007, after the reorganization of the Institutional Shares of Janus Money Market Fund (the "predecessor fund") into Institutional Money Market Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown for periods prior to February 23, 2007 reflects the fees and expenses of the predecessor fund's Institutional Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following February 23, 2007 reflects the fees and expenses of the Fund's Institutional Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.





                                                          Risk/return summary  3

  INSTITUTIONAL MONEY MARKET FUND - INSTITUTIONAL SHARES




   Annual returns for periods ended 12/31
          5.67%     5.24%     6.51%     4.21%     1.80%     1.14%     1.35%     3.20%     5.04%     5.30%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.66%     Worst Quarter:  3rd-2003 0.25%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 2.25%.



                                          Average annual total return for periods ended 12/31/07
                                          ------------------------------------------------------
                                                                               Since Inception
                                                                             of Predecessor Fund
                                            1 year    5 years    10 years         (4/14/95)
  Institutional Shares
    Return Before Taxes                      5.30%     3.19%       3.93%            4.31%
                                          ------------------------------------------------------





  The 7-day yield on December 31, 2007 was 4.89% for Institutional Money Market Fund - Institutional Shares.






4  Janus Adviser Series

JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

  Institutional Government Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less





                                                          Risk/return summary  5

MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund commenced operations on February 23, 2007, after the reorganization of the Institutional Shares of Janus Government Money Market Fund (the "predecessor fund") into Institutional Government Money Market Fund. The returns for the Institutional Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown for periods prior to February 23, 2007 reflects the fees and expenses of the predecessor fund's Institutional Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following February 23, 2007 reflects the fees and expenses of the Fund's Institutional Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




6  Janus Adviser Series

  The Fund's past performance does not necessarily indicate how it will perform in the future.

  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES



   Annual returns for periods ended 12/31
          5.53%     5.13%     6.42%     4.19%     1.78%     1.10%     1.31%     3.17%     4.99%     5.13%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.65%     Worst Quarter:  1st-2004 0.24%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 1.98%.



                                          Average annual total return for periods ended 12/31/07
                                          ------------------------------------------------------
                                                                               Since Inception
                                                                             of Predecessor Fund
                                            1 year    5 years    10 years         (4/14/95)
  Institutional Shares
    Return Before Taxes                      5.13%     3.12%       3.86%            4.23%
                                          ------------------------------------------------------





  The 7-day yield on December 31, 2007 was 4.45% for Institutional Government Money Market Fund - Institutional Shares.





                                                          Risk/return summary  7

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Institutional Shares of the Funds. The fees and expenses shown were determined based on net assets of each Fund as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital are reflected under "Net Annual Fund Operating Expenses."




  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Institutional Shares do not impose sales charges, redemption fees, or exchange fees when you buy or sell the Funds' Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




8  Janus Adviser Series

------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                      Total Annual                  Net Annual
                                                                          Fund                         Fund
                                       Management        Other          Operating      Expense      Operating
                                         Fee(1)       Expenses(2)      Expenses(3)     Waivers     Expenses(3)
 Institutional Money Market Fund -
   Institutional Shares                   0.20%          0.15%            0.35%         0.17%         0.18%
 Institutional Government Money
   Market Fund - Institutional Shares     0.20%          0.15%            0.35%         0.20%         0.15%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.
 (2) Included in Other Expenses is an administrative services fee of 0.15% of the average daily net assets of each Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 (3) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by each Fund until at least December 1, 2009. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees from 0.15% to 0.08% for Institutional Money Market Fund and from 0.15% to 0.05% for Institutional Government Money Market Fund. These waivers will continue until at least December 1, 2009. The expense waivers shown reflect the application of such reductions.

--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                                     1 Year    3 Years    5 Years    10 Years
                                                                     ----------------------------------------
 Institutional Money Market Fund - Institutional Shares               $ 36      $ 113      $ 197       $ 443
 Institutional Government Money Market Fund - Institutional Shares    $ 36      $ 113      $ 197       $ 443



--------------------------------------------------------------------------------




                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  The Funds are subject to certain specific Securities and Exchange Commission ("SEC") rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

  INSTITUTIONAL MONEY MARKET FUND

  The Fund invests primarily in:

  - high quality debt obligations
  - obligations of financial institutions

  The Fund may also invest (to a lesser degree) in:

  - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - municipal securities
  - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment
  - repurchase agreements

  DEBT OBLIGATIONS
  The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

  - commercial paper
  - notes and bonds
  - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)
  - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

  OBLIGATIONS OF FINANCIAL INSTITUTIONS
  Examples of obligations of financial institutions include:

  - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total

10  Janus Adviser Series
    assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

  - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

  - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

  An economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. The Fund may focus its investments in this sector, which increases the risk of your investment.

  A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Fund.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.

  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND


  The Fund invests exclusively in:

  - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - repurchase agreements secured by U.S. Government Securities


COMMON INVESTMENT TECHNIQUES


  The following is a description of other investment techniques that the Funds may use. The use of these investment techniques has risks including, but not limited to, the risks that a Fund's yield may decrease, or a Fund's ability to maintain a stable net asset value may be impacted. As a result, you could lose money.


  PARTICIPATION INTERESTS
  A participation interest gives a Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.




                                   Principal investment strategies and risks  11

  DEMAND FEATURES
  Demand features give a Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

  Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

  VARIABLE AND FLOATING RATE SECURITIES
  Institutional Money Market Fund may invest in securities which have variable or floating rates of interest. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Institutional Money Market Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Such securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed




12  Janus Adviser Series
  securities of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  REPURCHASE AGREEMENTS
  Each Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

  If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recover may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution

14  Janus Adviser Series
  capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC "Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



                                                     Management of the Funds  15
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Institutional Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your financial intermediary or plan sponsor for details on such arrangements.



MANAGEMENT EXPENSES

  Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate shown in the table below of the value of the average daily net assets of each Fund.



                                                           Contractual         Actual Investment
                                       Average Daily       Investment      Advisory Fee(1) (%) (for
                                        Net Assets      Advisory Fee (%)     the fiscal year ended
  Fund Name                               of Fund         (annual rate)         July 31, 2008)
---------------------------------------------------------------------------------------------------
  Institutional Money Market Fund    All Asset Levels         0.20                   0.10
  Institutional Government Money
     Market Fund                     All Asset Levels         0.20                   0.10
---------------------------------------------------------------------------------------------------




  (1) Janus Capital has contractually agreed to waive one-half of its investment advisory fee through at least December 1, 2009. Application of this waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. The waivers are not reflected in the contractual fee rates shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janusintech.com/cash.



  Each Fund has entered into an Administration Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance, and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate financial intermediaries for providing administrative services to their customers who invest in the Shares. The types of services that the financial intermediaries may provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing




16  Janus Adviser Series
  periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the financial intermediaries, as shareholders of record.

  Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law.




                                                     Management of the Funds  17

INVESTMENT PERSONNEL

    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Funds, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, both of which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.

    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Institutional Money Market Fund and Institutional Government Money Market Fund, which he has co-managed since their inception. Mr. Thorderson is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund and Janus Government Money Market Fund, which he has managed or co-managed since February 1999 and February 2004, respectively. In addition, he is Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.




18  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Each Fund currently offers five classes of shares. This Prospectus only offers Institutional Shares of the Funds. Institutional Shares are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. Premium Shares, Primary Shares, Select Shares, and Service Shares of the Funds are available to banks and other Financial Institutions, as well as certain broker-dealers for Premium Shares, that meet minimum investment requirements in connection with trust accounts, cash management programs, and similar programs.

  Not all Financial Institutions offer each of these share classes. IF YOUR FINANCIAL INSTITUTION OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information, please call 1-800-295-2687.

  TEMPORARY GUARANTEE PROGRAM


  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Institutional Money Market Fund and Institutional Government Money Market Fund, in the Program through December 18, 2008.



  Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.



  The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following: (1) the Program protects only shareholders of record as of September 19, 2008; (2) for each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event; (3) a Fund must be in liquidation to trigger payments to shareholders from the Program; and (4) the Program will be funded with the assets available to the ESF.



  The Treasury Department has stated that the ESF has approximately $50 billion of assets available to it, and the Secretary of the Treasury Department (the "Secretary") reserves the right to use the assets of the ESF for purposes other than the Program.



                                                           Other information  19

  In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to shareholders through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.



  The initial term of the Program expires on December 18, 2008. The Secretary has the option to extend the program after that date, but only up to the close of business on September 18, 2009. The Program will terminate at the end of the initial three-month period, unless the Secretary extends it. If the Program is extended, in order to maintain coverage, a Fund would have to renew its participation in the Program after each extension and pay an additional fee. If a Fund does not elect to continue to participate, or becomes ineligible to participate in the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.



  The cost to a Fund of participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost may reduce the yield on the Fund. The upfront cost of participating in the Program for the initial three-month coverage period was 0.01% of the net assets of the Fund as of September 18, 2008 and is not reflected in the fee table of the Funds' current prospectus.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.



  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus



20  Janus Adviser Series
  funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing



                                                           Other information  21
  allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




22  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.

  Shares purchased by wire on a day which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase request is received prior to 5:00 p.m. (New York time). The Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order. Please check with your financial intermediary or plan sponsor directly for deadlines for purchase orders from you to your financial intermediary or plan sponsor.

  Redemption requests received on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be wired to the predesignated account on that day and that day's dividend will not be received. Requests for wire redemptions that are received after 5:00 p.m. will include that day's dividend, but will generally be processed and wired the next bank business day. Please check with your financial intermediary or plan sponsor directly for deadlines for redemption orders from you to your financial intermediary or plan sponsor.

  The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond markets or NYSE close early.


  Shareholders have the option of having their dividends and capital gain distributions automatically reinvested in Fund Shares or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.


  TAXES ON DISTRIBUTIONS

  Distributions for the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

                                                     Distributions and taxes  23

  Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.

  Distributions may also be subject to state and local taxes. Shareholders should consult their tax advisers regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your financial intermediary or plan sponsor.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice.




24  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


ESTABLISHING YOUR ACCOUNT

  The application enclosed with this Prospectus describes the options available to you as an institutional shareholder of the Funds. After reviewing the application carefully, complete, sign, and forward it to:


  Via Regular Mail            Via Express Mail - Overnight Delivery
  Janus                       Janus
  P.O. Box 173375             151 Detroit Street
  Denver, CO 80217-3375       Denver, CO 80206-4805
  Attn: Janus Money Desk      Attn: Janus Money Desk




  Do not include any purchase money with the application. All purchases of Shares should be effected by wire transfer. For more information, refer to "Purchases."


  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

  On the application or other appropriate forms, you may be asked to certify that your Social Security or employer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding, or you did not certify your taxpayer identification number, the IRS requires the Funds to withhold a certain percentage (at the currently applicable rate) of any dividends paid and redemption or exchange proceeds. In addition to this backup withholding, you may be subject to a $50 fee to reimburse the Funds for any penalty that the IRS may impose.

PRICING OF FUND SHARES


  The net asset value of the Shares is normally calculated as of 5:00 p.m. (New York time) each day that the NYSE is open. However, the net asset value ("NAV") may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. In addition, Institutional Money Market Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets. The NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any


                                                         Shareholder's guide  25
  action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

  ADMINISTRATIVE SERVICES FEE

  Each Fund has entered into an Administration Agreement with Janus Capital to provide, or arrange for the provision of, administrative, compliance, and accounting services, including custody and transfer agency services, at an annual rate of up to 0.15% of the average daily net assets of each Fund's Institutional Shares. Janus Capital has agreed to contractual waivers for Institutional Shares limiting these fees to 0.08% for Institutional Money Market Fund and 0.05% for Institutional Government Money Market Fund. The waivers will be in effect until at least December 1, 2009. Janus Capital may compensate financial intermediaries for providing administrative services to their customers who invest in the Shares.


PURCHASES


  You must establish a Fund account and receive an account number before making purchases by wire. Contact the Janus Money Desk at 1-800-295-2687 for complete instructions. Purchase requests received before 5:00 p.m. (New York time) on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after that time). In addition, the Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If your payment on a purchase order is not received by this time, your purchase may be canceled. You will be responsible for any losses or expenses incurred by the Funds, Janus Capital, Janus Services LLC, or Janus Distributors LLC, and the Funds can redeem Shares you own in this or another identically registered Janus fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Funds also reserve the right to require purchase requests and payments prior to these times on days when the bond markets or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day. Institutional Money Market Fund reserves the right to accept purchase requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.


  Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Janus Money Desk at 1-800-295-2687 when you intend to make a wire purchase. The Funds do not charge any fees for purchase



26  Janus Adviser Series
  transactions submitted by wire. However, your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. If you hold an account through a financial intermediary, please check with your financial intermediary directly for deadlines for purchase orders from you to your financial intermediary.

  The Janus funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice. If you have any questions, please call 1-800-295-2687.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

MINIMUM INVESTMENT REQUIREMENTS

  INSTITUTIONAL MONEY MARKET FUND

  The minimum investment for the Institutional Shares of Institutional Money Market Fund is $5,000,000. Shares may be purchased with an initial $250,000 investment; however, the $5,000,000 minimum must be reached within six months of opening the account. Shareholders who do not reach or maintain the $5,000,000 minimum will be given the option of (1) exchanging into Institutional Shares of Institutional Government Money Market Fund or (2) having their shares redeemed. Shareholders' balances that fall below the required minimum will have 30 days to reach an account balance of $5,000,000. The Fund, at its discretion, reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

  The minimum investment in the Institutional Shares of Institutional Government Money Market Fund is $250,000. The Fund may, in its discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account. Shareholders who do not



                                                         Shareholder's guide  27
  maintain the $250,000 minimum may have their Shares redeemed. The Fund, at its discretion, reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

EXCHANGES

  The Janus funds include several funds with a variety of investment objectives. You may generally exchange Shares for shares of the same class of any other fund in the Trust offered through your financial intermediary or plan sponsor. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your account to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' excessive trading policies generally do not apply to a money market fund, although the money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice. If you would like more information regarding the exchange privilege, please call the Janus Money Desk at 1-800-295-2687.

REDEMPTIONS


  Shares of a Fund may be redeemed on any business day on which the Fund's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. If a request for a redemption is received by 5:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the financial intermediary or plan sponsor account that day. Redemption requests received by 5:00 p.m. (New York time) will receive that day's NAV, but will generally not include that day's dividends. Redemption requests received after 5:00 p.m. (New York time) will include that day's dividends, but will be processed as of the next business day's NAV and will generally be wired the next business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond markets or NYSE close early. Institutional Money Market Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Please check with your financial intermediary or plan sponsor directly for deadlines for redemption orders from you to your financial intermediary or plan sponsor. Institutional Government Money Market




28  Janus Adviser Series

  Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  IN WRITING

  To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

  Via Regular Mail                    Via Express Mail - Overnight Delivery
  Janus                               Janus
  P.O. Box 173375                     151 Detroit Street
  Denver, CO 80217-3375               Denver, CO 80206-4805
  Attn: Janus Money Desk              Attn: Janus Money Desk


  The letter should be on company letterhead (in the case of institutional clients) and should specify the name of the Fund, the number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name, and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund. For IRA shareholders, written instructions must be signed by the account owner.

  BY TELEPHONE

  Shares may be redeemed by telephone. If a request for a redemption is received by 5:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount will be wired in federal funds to the shareholder's predesignated bank account that day. After 5:00 p.m. (New York time), the redemption request will include that day's dividends, but will be processed as of the next business day's NAV and will generally be wired the next bank business day. The Funds reserve the right to require redemption requests prior to 5:00 p.m. (New York time) on days when the bond markets or NYSE close early. There is no fee for redemptions by wire. However, your financial intermediary may charge a processing or service fee in connection with the redemption of Shares. If you hold an account through a financial intermediary, please check



                                                         Shareholder's guide  29
  with your financial intermediary directly for deadlines for redemption orders from you to your financial intermediary.

  BY A FUND

  Your account may be terminated by a Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Funds. In the case of insufficient account size, a Fund will notify you that you have 30 days for Institutional Money Market Fund or 60 days for Institutional Government Money Market Fund to increase your account to the minimum required before redeeming your account.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders.



30  Janus Adviser Series

    These reports (i) are available on the SEC's website at http://www.sec.gov;
    (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  31

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

  PORTFOLIO INFORMATION

  You may call 1-800-295-2687 for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 8:00 a.m. to 6:00 p.m. (New York time). For account information outside these hours, please refer to www.janusintech.com/cash.

  TELEPHONE INSTRUCTIONS

  You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

  ACCOUNT ADDRESS AND NAME CHANGES

  To change the address on your account, you may call 1-800-295-2687 or send a written request signed by all registered owners of your account. Please include the name of the Janus fund(s) you hold, the account number(s), the name(s) on the account, and both the old and new addresses. Within the first 10 days of an address change, redemptions by institutional clients are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Funds with appropriate corporate resolutions changing wire instructions. Please call 1-800-295-2687 for additional information.

  To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an application and supporting legal documentation, if applicable. Please call 1-800-295-2687 for additional information.

  STATEMENTS AND REPORTS

  Shareholders will receive a monthly statement reporting all purchases and redemptions made during that month, and dividends paid during the month. The Funds reserve the right to charge a fee for additional account statement requests.

  The Funds produce financial reports that include a complete list of each Fund's portfolio holdings semiannually, and update their prospectuses annually. If you invest through a financial intermediary, the financial intermediary is responsible for providing the Funds' reports. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. The Trust's fiscal year ends July 31.

  Unless instructed otherwise, the Funds will mail only one report or prospectus to your address of record ("household"), even if more than one person in your



32  Janus Adviser Series
  household has a Fund account. This process, known as "householding," reduces the amount of mail you receive and helps lower Fund expenses. If you decide that you no longer want the mailing of these documents to be combined with the other members of your household, please call 1-800-295-2687 or send a written request signed by the shareholder(s) of record. Individual copies will be sent within thirty (30) days after the Funds receive your instructions.

  TEMPORARY SUSPENSION OF SERVICES

  The Funds or their agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Funds or their agents materially hampers the provision of such services.

  TRANSACTIONS THROUGH PROCESSING ORGANIZATIONS

  You may purchase or sell Fund shares through an organization that provides recordkeeping and consulting services to retirement or other employee benefit plans (a "Processing Organization"). Processing Organizations may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Processing Organizations may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. A Processing Organization, rather than its customers, may be the shareholder of record of your shares. The Funds are not responsible for the failure of any Processing Organization to carry out its obligations to its customers.




                                                         Shareholder's guide  33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Institutional Money Market Fund and Institutional Government Money Market Fund commenced operations on February 23, 2007, after the reorganization of the Institutional Shares of Janus Money Market Fund and Janus Government Money Market Fund (the "predecessor funds") into each respective Fund. For periods prior to February 23, 2007, the financial highlights shown reflect financial results for the Institutional Shares of each respective predecessor fund. For periods following February 23, 2007, the financial highlights shown reflect the financial results for the Institutional Shares of each respective Fund. The predecessor funds had a fiscal year end of October 31. Following the reorganization, the Funds changed their fiscal year end to July 31.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Institutional Shares of the Funds (assuming reinvestment of all dividends and distributions).



34  Janus Adviser Series


INSTITUTIONAL MONEY MARKET FUND - INSTITUTIONAL SHARES
                                                                  Janus
                                                              Institutional
                                                                  Money
                                                              Market Fund -
                                                              Institutional               Janus Money Market Fund -
                                                                Shares(1)                   Institutional Shares
----------------------------------------------------------------------------------------------------------------------------
                                                                 Year or
                                                              Period ended
                                                                 July 31                   Years ended October 31
                                                             2008    2007(2)    2007(3)    2006     2005     2004      2003

 NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00     $1.00      $1.00    $1.00    $1.00    $1.00     $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 0.04      0.02       0.02     0.05     0.03     0.01      0.01
 Net gain/(loss) on securities                                  --        --         --       --       --       --        --

 Total from investment operations                             0.04      0.02       0.02     0.05     0.03     0.01      0.01

 LESS DISTRIBUTIONS:
 Dividends from net investment income                       (0.04)    (0.02)     (0.02)   (0.05)   (0.03)   (0.01)    (0.01)
 Distributions from net realized gains                          --        --         --       --       --       --        --

 Total distributions                                        (0.04)    (0.02)     (0.02)   (0.05)   (0.03)   (0.01)    (0.01)


 NET ASSET VALUE, END OF PERIOD                              $1.00     $1.00      $1.00    $1.00    $1.00    $1.00     $1.00


 Total return(4)                                             4.05%     2.25%      1.68%    4.82%    2.84%    1.17%     1.22%

 Net assets, end of period (in millions)                    $6,456    $6,405     $5,688   $6,317   $3,638   $8,124    $9,141
 Average net assets for the period (in millions)            $8,229    $5,772     $6,818   $4,785   $5,028   $7,453   $10,404
 Ratio of gross expenses to average net
     assets(5)(6)(7)(8)                                      0.18%     0.18%      0.18%    0.18%    0.18%    0.18%     0.18%
 Ratio of net expenses to average net assets(5)(8)(9)        0.18%     0.18%      0.18%    0.18%    0.18%    0.18%     0.18%
 Ratio of net investment income/(loss) to average net
     assets(5)                                               4.11%     5.23%      5.22%    4.79%    2.65%    1.17%     1.21%
----------------------------------------------------------------------------------------------------------------------------




(1) Effective February 23, 2007, Janus Money Market Fund - Institutional Shares (the "predecessor fund") was reorganized into Janus Institutional Money Market Fund - Institutional Shares. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year to July 31.
(2) Period February 23, 2007 to July 31, 2007.
(3) Period November 1, 2006 to February 23, 2007.
(4) Total return not annualized for periods of less than one full year.
(5) Annualized for periods of less than one year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(8) The ratio was 0.35% in 2008, 0.35% for each period in 2007, 0.35% in 2006,
    0.35% in 2005, 0.35% in 2004, and 0.35% in 2003 before waiver of certain fees incurred by the Fund.

(9) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  35


INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - INSTITUTIONAL SHARES
                                                           Janus Institutional
                                                             Government Money
                                                              Market Fund -
                                                              Institutional         Janus Government Money Market Fund -
                                                                Shares(1)                    Institutional Shares
----------------------------------------------------------------------------------------------------------------------------
                                                                 Year or
                                                               Period ended
                                                                 July 31                    Years ended October 31
                                                             2008     2007(2)    2007(3)    2006     2005     2004     2003

 NET ASSET VALUE, BEGINNING OF PERIOD                        $1.00      $1.00      $1.00    $1.00    $1.00    $1.00    $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                 0.04       0.02       0.02     0.05     0.03     0.01     0.01
 Net gain/(loss) on securities                                  --         --         --       --       --       --       --

 Total from investment operations                             0.04       0.02       0.02     0.05     0.03     0.01     0.01

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                     (0.04)     (0.02)     (0.02)   (0.05)   (0.03)   (0.01)   (0.01)
 Distributions (from capital gains)                             --         --         --       --       --       --       --

 Total distributions                                        (0.04)     (0.02)     (0.02)   (0.05)   (0.03)   (0.01)   (0.01)


 NET ASSET VALUE, END OF PERIOD                              $1.00      $1.00      $1.00    $1.00    $1.00    $1.00    $1.00


 Total return(4)                                             3.67%      2.24%      1.67%    4.78%    2.81%    1.13%    1.18%

 Net assets, end of period (in millions)                    $1,965       $696       $607     $536     $518     $385     $776
 Average net assets for the period (in millions)            $1,409       $663       $549     $646     $540     $610   $1,137
 Ratio of gross expenses to average net
     assets(5)(6)(7)(8)                                      0.15%      0.16%      0.16%    0.16%    0.16%    0.15%    0.15%
 Ratio of net expenses to average net assets(5)(8)(9)        0.15%      0.16%      0.16%    0.16%    0.16%    0.15%    0.15%
 Ratio of net investment income/(loss) to average net
     assets(5)                                               3.41%      5.20%      5.18%    4.75%    2.74%    1.12%    1.17%
----------------------------------------------------------------------------------------------------------------------------




(1) Effective February 23, 2007, Janus Government Money Market
    Fund - Institutional Shares (the "predecessor fund") was reorganized into Janus Institutional Government Money Market Fund - Institutional Shares. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year to July 31.
(2) Period February 23, 2007 to July 31, 2007.
(3) Period November 1, 2006 to February 23, 2007.
(4) Total return not annualized for periods of less than one full year.
(5) Annualized for periods of less than one year.
(6) The expense ratio reflects expenses prior to any expense offset arrangements.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(8) The ratio was 0.35% in 2008, 0.36% for each period in 2007, 0.36% in 2006,
    0.36% in 2005, 0.35% in 2004, and 0.35% in 2003 before waiver of certain fees incurred by the Fund.

(9) The expense ratio reflects expenses after any expense offset arrangements.





36  Janus Adviser Series

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janusintech.com/cash. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janusintech.com/cash

                    PO Box 173375
                    Denver, CO 80217-3375
                    1-800-295-2687

            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 JANUS ADVISER SERIES

                      JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                                 PREMIUM SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Institutional Money Market Funds" or "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.

              The Institutional Money Market Funds (Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund) are designed for investors who seek maximum current income consistent with stability of capital.

              Each Fund in this Prospectus currently offers five classes of shares (Institutional Shares, Premium Shares, Primary Shares, Select Shares, and Service Shares). Only Premium Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through banks and other financial institutions, as well as certain broker-dealers, and primarily in association with trust accounts, cash management programs, and similar programs provided to their clients. Shares are not offered directly to individual investors.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Institutional Money Market Fund..............     2
  Janus Institutional Government Money Market Fund...     5

FEES AND EXPENSES....................................     8

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Types of investments...............................    10
  Common investment techniques.......................    11

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    14
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    14
  Management expenses................................    16
  Investment personnel...............................    18

OTHER INFORMATION....................................    19

DISTRIBUTIONS AND TAXES..............................    23

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    25
  Distribution and service fees......................    26
  Purchases..........................................    27
  Minimum investment requirements....................    28
  Redemptions........................................    28
  Shareholder communications.........................    31

FINANCIAL HIGHLIGHTS.................................    32





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INSTITUTIONAL MONEY MARKET FUND

  Institutional Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.



  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The Fund also intends to invest in repurchase agreements.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less


MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



2  Janus Adviser Series

  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  The Fund commenced operations on February 23, 2007. The performance shown for Premium Shares reflects the historical performance of the Institutional Shares of Janus Money Market Fund prior to the reorganization of Institutional Shares of Janus Money Market Fund into the Fund as explained below.


  Institutional Shares of Janus Money Market Fund (the "predecessor fund") reorganized into Institutional Money Market Fund on February 23, 2007. The returns for the Premium Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown for periods prior to the Fund's commencement of Premium Shares was calculated using the fees and expenses of the Fund's Premium Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Premium Shares reflects the fees and expenses of Premium Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  3

  INSTITUTIONAL MONEY MARKET FUND - PREMIUM SHARES



   Annual returns for periods ended 12/31
          5.49%     5.10%     6.24%     4.04%     1.64%     0.98%     1.19%     3.04%     4.87%     4.90%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.62%     Worst Quarter:  3rd-2003 0.21%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 2.25%.



                                           Average annual total return for periods ended 12/31/07
                                           ------------------------------------------------------
                                                                                Since Inception
                                                                              of Predecessor Fund
                                             1 year    5 years    10 years         (4/14/95)
  Premium Shares
    Return Before Taxes                       4.90%     2.98%       3.73%            4.11%
                                          -------------------------------------------------------






  The 7-day yield on December 31, 2007 was 4.89% for Institutional Money Market Fund - Premium Shares.






4  Janus Adviser Series

JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

  Institutional Government Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less





                                                          Risk/return summary  5

MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  The Fund commenced operations on February 23, 2007. The performance shown for Premium Shares reflects the historical performance of the Institutional Shares of Janus Government Money Market Fund prior to the reorganization of Institutional Shares of Janus Government Money Market Fund into the Fund as explained below.


  Institutional Shares of Janus Government Money Market Fund (the "predecessor fund") reorganized into Institutional Government Money Market Fund on February 23, 2007. The returns for the Premium Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown for periods prior to the Fund's commencement of Premium Shares was calculated using the fees and expenses of the Fund's Premium Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Premium Shares reflects the fees and expenses of Premium Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce



6  Janus Adviser Series
  the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.

  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - PREMIUM SHARES



   Annual returns for periods ended 12/31
          5.29%     4.96%     6.21%     3.98%     1.58%     0.90%     1.11%     2.97%     4.80%     4.70%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.61%     Worst Quarter:  1st-2004 0.19%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 1.96%.



                                           Average annual total return for periods ended 12/31/07
                                           ------------------------------------------------------
                                                                                Since Inception
                                                                              of Predecessor Fund
                                             1 year    5 years    10 years         (4/14/95)
  Premium Shares
    Return Before Taxes                       4.70%     2.88%       3.63%            4.01%
                                          -------------------------------------------------------





  The 7-day yield on December 31, 2007 was 4.43% for Institutional Government Money Market Fund - Premium Shares.






                                                          Risk/return summary  7

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Premium Shares of the Funds. The fees and expenses shown were determined based on net assets of each Fund as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital are reflected under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Premium Shares do not impose sales charges, redemption fees, or exchange fees when you buy or sell the Funds' Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




8  Janus Adviser Series

------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                            Total Annual                Net Annual
                                             Distribution                       Fund                       Fund
                               Management       (12b-1)         Other         Operating     Expense     Operating
                                 Fee(1)         Fees(2)      Expenses(3)     Expenses(4)    Waivers    Expenses(4)


 Institutional Money Market
   Fund - Premium Shares          0.20%          0.08%          0.06%           0.34%        0.16%        0.18%
 Institutional Government
   Money Market Fund -
   Premium Shares                 0.20%          0.08%          0.06%           0.34%        0.16%        0.18%




--------------------------------------------------------------------------------
  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.

 (2) Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable by each Fund from 0.18% to 0.08%. These waivers will continue until at least December 1, 2009. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (3) Included in Other Expenses is an administrative services fee of 0.06% of the average daily net assets of each Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 (4) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by each Fund until at least December 1, 2009. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by each Fund from 0.06% to 0.00%. These waivers will continue until at least December 1, 2009. The expense waivers shown reflect the application of such reductions.

--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                                    1 Year   3 Years   5 Years   10 Years
                                                                    -------------------------------------
 Institutional Money Market Fund - Premium Shares                    $ 45     $ 141     $ 246      $ 555
 Institutional Government Money Market Fund - Premium Shares         $ 45     $ 141     $ 246      $ 555




--------------------------------------------------------------------------------



                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  The Funds are subject to certain specific Securities and Exchange Commission ("SEC") rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

  INSTITUTIONAL MONEY MARKET FUND

  The Fund invests primarily in:

  - high quality debt obligations
  - obligations of financial institutions

  The Fund may also invest (to a lesser degree) in:

  - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - municipal securities
  - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment
  - repurchase agreements

  DEBT OBLIGATIONS
  The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

  - commercial paper
  - notes and bonds
  - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)
  - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

  OBLIGATIONS OF FINANCIAL INSTITUTIONS
  Examples of obligations of financial institutions include:

  - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total

10  Janus Adviser Series
    assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

  - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

  - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

  An economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. The Fund may focus its investments in this sector, which increases the risk of your investment.

  A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Fund.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.

  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND


  The Fund invests exclusively in:

  - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - repurchase agreements secured by U.S. Government Securities


COMMON INVESTMENT TECHNIQUES


  The following is a description of other investment techniques that the Funds may use. The use of these investment techniques has risks including, but not limited to, the risks that a Fund's yield may decrease, or a Fund's ability to maintain a stable net asset value may be impacted. As a result, you could lose money.


  PARTICIPATION INTERESTS
  A participation interest gives a Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.




                                   Principal investment strategies and risks  11

  DEMAND FEATURES
  Demand features give a Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

  Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

  VARIABLE AND FLOATING RATE SECURITIES
  Institutional Money Market Fund may invest in securities which have variable or floating rates of interest. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Institutional Money Market Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Such securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed




12  Janus Adviser Series
  securities of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  REPURCHASE AGREEMENTS
  Each Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

  If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recover may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution

14  Janus Adviser Series
  capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC "Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



                                                     Management of the Funds  15
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Premium Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your Financial Institution for details on such arrangements.



MANAGEMENT EXPENSES

  Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate shown in the table below of the value of the average daily net assets of each Fund.



                                                               Contractual         Actual Investment
                                           Average Daily       Investment      Advisory Fee(1) (%) (for
                                            Net Assets      Advisory Fee (%)     the fiscal year ended
  Fund Name                                   of Fund         (annual rate)         July 31, 2008)
-------------------------------------------------------------------------------------------------------
  Institutional Money Market Fund        All Asset Levels         0.20                   0.10
  Institutional Government Money
     Market Fund                         All Asset Levels         0.20                   0.10
-------------------------------------------------------------------------------------------------------




  (1) Janus Capital has contractually agreed to waive one-half of its investment advisory fee through at least December 1, 2009. Application of this waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. The waivers are not reflected in the contractual fee rates shown.





  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janusintech.com/cash.



  Each Fund has entered into an Administration Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance, and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions may provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions,




16  Janus Adviser Series
  providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

  Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law.




                                                     Management of the Funds  17

INVESTMENT PERSONNEL

    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Funds, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, both of which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.

    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Institutional Money Market Fund and Institutional Government Money Market Fund, which he has co-managed since their inception. Mr. Thorderson is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund and Janus Government Money Market Fund, which he has managed or co-managed since February 1999 and February 2004, respectively. In addition, he is Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.




18  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Each Fund currently offers five classes of shares. This Prospectus only offers Premium Shares of the Funds. Premium Shares, Primary Shares, Select Shares, and Service Shares of the Funds are available to banks and other Financial Institutions, as well as certain broker-dealers for Premium Shares, that meet minimum investment requirements in connection with trust accounts, cash management programs, and similar programs. Institutional Shares of the Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements.

  Not all Financial Institutions offer each of these share classes. IF YOUR FINANCIAL INSTITUTION OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information, please call 1-800-295-2687.

  TEMPORARY GUARANTEE PROGRAM


  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Institutional Money Market Fund and Institutional Government Money Market Fund, in the Program through December 18, 2008.



  Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.



  The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following: (1) the Program protects only shareholders of record as of September 19, 2008; (2) for each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event; (3) a Fund must be in liquidation to trigger payments to shareholders from the Program; and (4) the Program will be funded with the assets available to the ESF.



  The Treasury Department has stated that the ESF has approximately $50 billion of assets available to it, and the Secretary of the Treasury Department (the "Secretary") reserves the right to use the assets of the ESF for purposes other than the Program.



                                                           Other information  19

  In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to shareholders through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.



  The initial term of the Program expires on December 18, 2008. The Secretary has the option to extend the program after that date, but only up to the close of business on September 18, 2009. The Program will terminate at the end of the initial three-month period, unless the Secretary extends it. If the Program is extended, in order to maintain coverage, a Fund would have to renew its participation in the Program after each extension and pay an additional fee. If a Fund does not elect to continue to participate, or becomes ineligible to participate in the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.



  The cost to a Fund of participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost may reduce the yield on the Fund. The upfront cost of participating in the Program for the initial three-month coverage period was 0.01% of the net assets of the Fund as of September 18, 2008 and is not reflected in the fee table of the Funds' current prospectus.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus



20  Janus Adviser Series
  funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing



                                                           Other information  21
  allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




22  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.

  Shares purchased by wire on a day which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase request is received prior to 5:00 p.m. (New York time). The Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order. For investors investing through a Financial Institution, please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution.

  Redemption requests received on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be wired to the predesignated account on that day and that day's dividend will not be received. Requests for wire redemptions that are received after 5:00 p.m. will include that day's dividend, but will generally be processed and wired the next bank business day. For investors investing through a Financial Institution, please check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution.

  The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond markets or NYSE close early.

  Dividends and capital gain distributions are automatically reinvested in Shares. To receive distributions in cash, please contact your Financial Institution or the Janus Money Desk (1-800-295-2687).

  TAXES ON DISTRIBUTIONS

  Distributions for the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.

                                                     Distributions and taxes  23

  Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.

  Distributions may also be subject to state and local taxes. Shareholders should consult their tax advisers regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your Financial Institution.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice.




24  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Shares may be purchased, exchanged, or redeemed only through Financial Institutions, or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs. Shares are not offered directly to individual investors. Not all Financial Institutions offer all classes of shares. FOR INSTRUCTIONS ON HOW TO PURCHASE, EXCHANGE, OR REDEEM SHARES, CONTACT YOUR FINANCIAL INSTITUTION OR THE JANUS MONEY DESK AT 1-800-295-2687.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES


  The net asset value of the Shares is normally calculated as of 5:00 p.m. (New York time) each day that the NYSE is open. However, the net asset value ("NAV") may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. In addition, Institutional Money Market Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets. The NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


  If you hold a Fund account through a Financial Institution, all purchases, exchanges, redemptions, or other account activity must be processed through your Financial Institution. Your Financial Institution is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your Financial Institution and its clients. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its clients.


                                                         Shareholder's guide  25

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended for Premium Shares (the "Plan"), the Funds may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee for the sale and distribution of Premium Shares based on average daily net assets of the Shares, up to the following annual rate:


                                   12b-1 Fee (before      12b-1 Fee (after waiver
  Class                           contractual waiver)    by Janus Distributors)(1)
  --------------------------------------------------------------------------------
  Premium Shares                         0.18%                     0.08%





  (1) Janus Distributors has agreed to continue this waiver until at least December 1, 2009.



  Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds. The 12b-1 fee may be paid to an approved intermediary for introducing a client to Janus Capital. Shareholder account services provided by the financial intermediaries may include shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.


  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Each Fund has entered into an Administration Agreement with Janus Capital to provide, or arrange for the provision of, administrative, compliance, and accounting services, including custody and transfer agency services, at an annual rate of up to 0.06% of the average daily net assets of each Fund's Premium Shares. Janus Capital has contractually agreed to waive this fee for each Fund, in whole, until at least December 1, 2009. Janus Capital may compensate Financial Institutions for providing administrative services to their customers who invest in the Shares.





26  Janus Adviser Series

PURCHASES


  Purchases of Fund Shares may be made only through accounts of Financial Institutions, or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs. For investors investing through a Financial Institution, please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution. Purchase requests received before 5:00 p.m. (New York time) on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after that time). In addition, the Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). If payment on a purchase order is not received by this time, the purchase may be canceled. You may be responsible for any losses or expenses incurred by the Funds, Janus Capital, Janus Services LLC, or Janus Distributors LLC, and the Funds can redeem Shares you own in this or another identically registered Janus fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Funds also reserve the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond markets or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day. Institutional Money Market Fund reserves the right to accept purchase requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.


  The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds. Contact your Financial Institution or the Janus Money Desk (1-800-295-
  2687) for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements.

  The Janus funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering



                                                         Shareholder's guide  27

  Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.


  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Premium Shares of each Fund is $5,000,000. The Funds, at their discretion, reserve the right to change the amount of this minimum from time to time or to waive it in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your Financial Institution to withdraw the amount of your investment from your bank account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

EXCHANGES

  The Janus funds include several funds with a variety of investment objectives. You may generally exchange Shares for shares of the same class of any other fund in the Trust offered through your Financial Institution. Contact your Financial Institution or the Janus Money Desk (1-800-295-2687) for information and instructions to exchange into other Janus funds. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your account to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' excessive trading policies generally do not apply to a money market fund, although the money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions, or directly by Janus Capital for those shareholders with a direct investment. Please contact your Financial Institution or the Janus Money Desk (1-800-295-2687) for details. Your Financial Institution may charge a processing or service fee in connection with the redemption of Shares. If you hold an account through a Financial Institution, please check with the



28  Janus Adviser Series

  Financial Institution directly for deadlines for redemption orders from you to your Financial Institution.


  Shares of the Funds may be redeemed on any business day on which the Funds' NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. If a request for a redemption is received by 5:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the bank account on record that day. Redemption requests received by 5:00 p.m. (New York time) will receive that day's NAV, but will generally not include that day's dividends. Redemption requests received after 5:00 p.m. (New York time) will include that day's dividends, but will be processed as of the next business day's NAV and will generally be wired the next business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond markets or NYSE close early. Institutional Money Market Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in




                                                         Shareholder's guide  29
  portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your Financial Institution to redeem a specified amount from your account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.




  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.



  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short



30  Janus Adviser Series
  positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor (or Janus, if you hold Shares directly with a Fund) to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Premium Shares of the Funds (assuming reinvestment of all dividends and distributions).


32  Janus Adviser Series


INSTITUTIONAL MONEY MARKET FUND - PREMIUM SHARES
----------------------------------------------------------------------------------------------
                                                                Year or Period ended July 31
                                                               2008                    2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                           $1.00                    $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                    0.04                     0.02
 Net gain/(loss) on securities                                     --                       --

 Total from investment operations                                0.04                     0.02

 LESS DISTRIBUTIONS:
 Dividends from net investment income                          (0.04)                   (0.02)
 Distributions from net realized gains                             --                       --

 Total distributions                                           (0.04)                   (0.02)


 NET ASSET VALUE, END OF PERIOD                                 $1.00                    $1.00


 Total return(2)                                                4.05%                    2.25%

 Net assets, end of period (in thousands)                    $184,883                     $102
 Average net assets for the period (in thousands)            $133,456                     $101
 Ratio of gross expenses to average net assets(3)(4)(5)         0.18%                    0.18%
 Ratio of net expenses to average net assets(3)(5)(6)           0.18%                    0.18%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                  3.12%                    5.23%
----------------------------------------------------------------------------------------------




(1) Period February 23, 2007 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.44% in 2008 and 0.44% in 2007 before waiver of certain fees incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  33


INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - PREMIUM SHARES
--------------------------------------------------------------------------------------------
                                                               Year or Period ended July 31
                                                              2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00                    $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.04                     0.02
 Net gain/(loss) on securities                                   --                       --

 Total from investment operations                              0.04                     0.02

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.04)                   (0.02)
 Distributions from net realized gains                           --                       --

 Total distributions                                         (0.04)                   (0.02)


 NET ASSET VALUE, END OF PERIOD                               $1.00                    $1.00


 Total return(2)                                              3.64%                    2.23%

 Net assets, end of period (in thousands)                      $106                     $102
 Average net assets for the period (in thousands)              $104                     $101
 Ratio of gross expenses to average net assets(3)(4)(5)       0.18%                    0.19%
 Ratio of net expenses to average net assets(3)(5)(6)         0.18%                    0.19%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                3.57%                    5.17%
--------------------------------------------------------------------------------------------




(1) Period February 23, 2007 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.44% in 2008 and 0.45% in 2007 before waiver of certain fees incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.





34  Janus Adviser Series

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           You can make inquiries and request other information,
           including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janusintech.com/cash. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janusintech.com/cash

                    PO Box 173375
                    Denver, CO 80217-3375
                    1-800-295-2687

            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008



                                 JANUS ADVISER SERIES

                      JANUS INSTITUTIONAL MONEY MARKET FUND

                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

                                 PRIMARY SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Institutional Money Market Funds" or "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.

              The Institutional Money Market Funds (Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund) are designed for investors who seek maximum current income consistent with stability of capital.

              Each Fund in this Prospectus currently offers five classes of shares (Institutional Shares, Premium Shares, Primary Shares, Select Shares, and Service Shares). Only Primary Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through banks and other financial institutions, and primarily in association with trust accounts, cash management programs, and similar programs provided to their clients. Shares are not offered directly to individual investors.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Institutional Money Market Fund..............     2
  Janus Institutional Government Money Market Fund...     5

FEES AND EXPENSES....................................     8

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Types of investments...............................    10
  Common investment techniques.......................    11

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    14
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    14
  Management expenses................................    16
  Investment personnel...............................    18

OTHER INFORMATION....................................    19

DISTRIBUTIONS AND TAXES..............................    23

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    25
  Distribution and service fees......................    25
  Purchases..........................................    26
  Minimum investment requirements....................    28
  Redemptions........................................    28
  Shareholder communications.........................    30

FINANCIAL HIGHLIGHTS.................................    32





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INSTITUTIONAL MONEY MARKET FUND

  Institutional Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.



  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The Fund also intends to invest in repurchase agreements.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less


MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



2  Janus Adviser Series

  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  The Fund commenced operations on February 23, 2007. The performance shown for Primary Shares reflects the historical performance of the Institutional Shares of Janus Money Market Fund prior to the reorganization of Institutional Shares of Janus Money Market Fund into the Fund as explained below.


  Institutional Shares of Janus Money Market Fund (the "predecessor fund") reorganized into Institutional Money Market Fund on February 23, 2007. The returns for the Primary Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown for periods prior to the Fund's commencement of Primary Shares was calculated using the fees and expenses of the Fund's Primary Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Primary Shares reflects the fees and expenses of Primary Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  3

  INSTITUTIONAL MONEY MARKET FUND - PRIMARY SHARES



   Annual returns for periods ended 12/31
          5.16%     4.78%     5.92%     3.72%     1.33%     0.67%     0.89%     2.72%     4.56%     4.57%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.54%     Worst Quarter:  1st-2004 0.13%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 2.01%.



                                           Average annual total return for periods ended 12/31/07
                                           ------------------------------------------------------
                                                                                Since Inception
                                                                              of Predecessor Fund
                                             1 year    5 years    10 years         (4/14/95)
  Primary Shares
    Return Before Taxes                       4.57%     2.67%       3.42%            3.79%
                                          -------------------------------------------------------





  The 7-day yield on December 31, 2007 was 4.57% for Institutional Money Market Fund - Primary Shares.





4  Janus Adviser Series

JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

  Institutional Government Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less





                                                          Risk/return summary  5

MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  The Fund commenced operations on February 23, 2007. The performance shown for Primary Shares reflects the historical performance of the Institutional Shares of Janus Government Money Market Fund prior to the reorganization of Institutional Shares of Janus Government Money Market Fund into the Fund as explained below.


  Institutional Shares of Janus Government Money Market Fund (the "predecessor fund") reorganized into Institutional Government Money Market Fund on February 23, 2007. The returns for the Primary Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown for periods prior to the Fund's commencement of Primary Shares was calculated using the fees and expenses of the Fund's Primary Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Primary Shares reflects the fees and expenses of Primary Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce



6  Janus Adviser Series
  the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.

  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - PRIMARY SHARES



   Annual returns for periods ended 12/31
          4.96%     4.64%     5.88%     3.66%     1.27%     0.59%     0.81%     2.66%     4.49%     4.37%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.53%     Worst Quarter:  1st-2004 0.11%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 1.71%.



                                           Average annual total return for periods ended 12/31/07
                                           ------------------------------------------------------
                                                                                Since Inception
                                                                              of Predecessor Fund
                                             1 year    5 years    10 years         (4/14/95)
  Primary Shares
    Return Before Taxes                       4.37%     2.57%       3.32%            3.69%
                                          -------------------------------------------------------





  The 7-day yield on December 31, 2007 was 4.11% for Institutional Government Money Market Fund - Primary Shares.





                                                          Risk/return summary  7

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Primary Shares of the Funds. The fees and expenses shown were determined based on net assets of each Fund as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital are reflected under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Primary Shares do not impose sales charges, redemption fees, or exchange fees when you buy or sell the Funds' Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




8  Janus Adviser Series

------------------------------------------------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                       Total Annual              Net Annual
                                          Distribution                     Fund                     Fund
                             Management      (12b-1)        Other        Operating    Expense    Operating
                               Fee(1)        Fees(2)     Expenses(3)    Expenses(4)   Waivers   Expenses(4)
 Institutional Money Market
   Fund - Primary Shares        0.20%         0.40%         0.06%          0.66%       0.16%       0.50%
 Institutional Government
   Money Market
   Fund - Primary Shares        0.20%         0.40%         0.06%          0.66%       0.16%       0.50%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.

 (2) Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable by each Fund from 0.50% to 0.40%. These waivers will continue until at least December 1, 2009. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (3) Included in Other Expenses is an administrative services fee of 0.06% of the average daily net assets of each Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 (4) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by each Fund until at least December 1, 2009. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by each Fund from 0.06% to 0.00%. These waivers will continue until at least December 1, 2009. The expense waivers shown reflect the application of such reductions.



--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                                             1 Year   3 Years   5 Years   10 Years
                                                             -------------------------------------
 Institutional Money Market Fund - Primary Shares             $ 78     $ 243     $ 422      $ 942
 Institutional Government Money Market Fund - Primary
 Shares                                                       $ 78     $ 243     $ 422      $ 942




--------------------------------------------------------------------------------




                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  The Funds are subject to certain specific Securities and Exchange Commission ("SEC") rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

  INSTITUTIONAL MONEY MARKET FUND

  The Fund invests primarily in:

  - high quality debt obligations
  - obligations of financial institutions

  The Fund may also invest (to a lesser degree) in:

  - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - municipal securities
  - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment
  - repurchase agreements

  DEBT OBLIGATIONS
  The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

  - commercial paper
  - notes and bonds
  - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)
  - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

  OBLIGATIONS OF FINANCIAL INSTITUTIONS

  Examples of obligations of financial institutions include:

  - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total

10  Janus Adviser Series
    assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

  - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

  - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

  An economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. The Fund may focus its investments in this sector, which increases the risk of your investment.

  A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Fund.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.

  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND


  The Fund invests exclusively in:

  - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - repurchase agreements secured by U.S. Government Securities


COMMON INVESTMENT TECHNIQUES


  The following is a description of other investment techniques that the Funds may use. The use of these investment techniques has risks including, but not limited to, the risks that a Fund's yield may decrease, or a Fund's ability to maintain a stable net asset value may be impacted. As a result, you could lose money.


  PARTICIPATION INTERESTS
  A participation interest gives a Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.




                                   Principal investment strategies and risks  11

  DEMAND FEATURES
  Demand features give a Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

  Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

  VARIABLE AND FLOATING RATE SECURITIES
  Institutional Money Market Fund may invest in securities which have variable or floating rates of interest. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Institutional Money Market Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Such securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed




12  Janus Adviser Series
  securities of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  REPURCHASE AGREEMENTS
  Each Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

  If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recover may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution

14  Janus Adviser Series
  capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC "Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



                                                     Management of the Funds  15
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Primary Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your Financial Institution for details on such arrangements.



MANAGEMENT EXPENSES

  Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate shown in the table below of the value of the average daily net assets of each Fund.


                                                      Contractual         Actual Investment
                                  Average Daily       Investment      Advisory Fee(1) (%) (for
                                   Net Assets      Advisory Fee (%)     the fiscal year ended
  Fund Name                          of Fund         (annual rate)         July 31, 2008)
----------------------------------------------------------------------------------------------
  Institutional Money Market
     Fund                       All Asset Levels         0.20                   0.10
  Institutional Government
     Money Market Fund          All Asset Levels         0.20                   0.10
----------------------------------------------------------------------------------------------




  (1) Janus Capital has contractually agreed to waive one-half of its investment advisory fee through at least December 1, 2009. Application of this waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. The waivers are not reflected in the contractual fee rates shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janusintech.com/cash.





  Each Fund has entered into an Administration Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance, and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions may provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions,




16  Janus Adviser Series
  providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

  Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law.




                                                     Management of the Funds  17

INVESTMENT PERSONNEL

    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Funds, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, both of which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.

    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Institutional Money Market Fund and Institutional Government Money Market Fund, which he has co-managed since their inception. Mr. Thorderson is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund and Janus Government Money Market Fund, which he has managed or co-managed since February 1999 and February 2004, respectively. In addition, he is Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.




18  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Each Fund currently offers five classes of shares. This Prospectus only offers Primary Shares of the Funds. Premium Shares, Primary Shares, Select Shares, and Service Shares of the Funds are available to banks and other Financial Institutions, as well as certain broker-dealers for Premium Shares, that meet minimum investment requirements in connection with trust accounts, cash management programs, and similar programs. Institutional Shares of the Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements.

  Not all Financial Institutions offer each of these share classes. IF YOUR FINANCIAL INSTITUTION OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information, please call 1-800-295-2687.

  TEMPORARY GUARANTEE PROGRAM


  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Institutional Money Market Fund and Institutional Government Money Market Fund, in the Program through December 18, 2008.



  Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.



  The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following: (1) the Program protects only shareholders of record as of September 19, 2008; (2) for each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event; (3) a Fund must be in liquidation to trigger payments to shareholders from the Program; and (4) the Program will be funded with the assets available to the ESF.



  The Treasury Department has stated that the ESF has approximately $50 billion of assets available to it, and the Secretary of the Treasury Department (the "Secretary") reserves the right to use the assets of the ESF for purposes other than the Program.



                                                           Other information  19

  In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to shareholders through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.



  The initial term of the Program expires on December 18, 2008. The Secretary has the option to extend the program after that date, but only up to the close of business on September 18, 2009. The Program will terminate at the end of the initial three-month period, unless the Secretary extends it. If the Program is extended, in order to maintain coverage, a Fund would have to renew its participation in the Program after each extension and pay an additional fee. If a Fund does not elect to continue to participate, or becomes ineligible to participate in the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.



  The cost to a Fund of participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost may reduce the yield on the Fund. The upfront cost of participating in the Program for the initial three-month coverage period was 0.01% of the net assets of the Fund as of September 18, 2008 and is not reflected in the fee table of the Funds' current prospectus.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus



20  Janus Adviser Series
  funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing



                                                           Other information  21
  allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




22  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.

  Shares purchased by wire on a day which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase request is received prior to 5:00 p.m. (New York time). The Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order. Please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution.

  Redemption requests received on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be wired to the predesignated account on that day and that day's dividend will not be received. Requests for wire redemptions that are received after 5:00 p.m. will include that day's dividend, but will generally be processed and wired the next bank business day. Please check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution.

  The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond markets or NYSE close early.

  Dividends and capital gain distributions are automatically reinvested in Shares. To receive distributions in cash, please contact your Financial Institution.

  TAXES ON DISTRIBUTIONS

  Distributions for the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


                                                     Distributions and taxes  23

  Distributions may also be subject to state and local taxes. Shareholders should consult their tax advisers regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your Financial Institution.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice.




24  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through Financial Institutions in connection with trust accounts, cash management programs, and similar programs. YOUR FINANCIAL INSTITUTION WILL PROVIDE YOU WITH INSTRUCTIONS ON PURCHASING, EXCHANGING, OR REDEEMING SHARES.

  The Financial Institutions are responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between the Financial Institutions and their customers. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its customers.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES


  The net asset value of the Shares is normally calculated as of 5:00 p.m. (New York time) each day that the NYSE is open. However, the net asset value ("NAV") may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. In addition, Institutional Money Market Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets. The NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended for Primary Shares (the "Plan"), the Funds may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee for the sale and distribution of Primary Shares based on average daily net assets of the Shares, up to the following annual rate:


                                                         Shareholder's guide  25

                                   12b-1 Fee (before      12b-1 Fee (after waiver
  Class                           contractual waiver)    by Janus Distributors)(1)
  --------------------------------------------------------------------------------
  Primary Shares                         0.50%                     0.40%





  (1) Janus Distributors has agreed to continue this waiver until at least December 1, 2009.



  Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds. Shareholder account services provided by the financial intermediaries may include shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Each Fund has entered into an Administration Agreement with Janus Capital to provide, or arrange for the provision of, administrative, compliance, and accounting services, including custody and transfer agency services, at an annual rate of up to 0.06% of the average daily net assets of each Fund's Primary Shares. Janus Capital has contractually agreed to waive this fee for each Fund, in whole, until at least December 1, 2009. Janus Capital may compensate Financial Institutions for providing administrative services to their customers who invest in the Shares.


PURCHASES

  Purchases of Fund Shares may be made only through accounts of Financial Institutions in connection with trust accounts, cash management programs, and similar programs. Your Financial Institution will provide you with instructions on purchasing Shares. The following information applies to purchase orders from Financial Institutions to Janus Capital. Please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution. Purchase requests received from a Financial Institution before 5:00 p.m. (New York time) on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after that time). In



26  Janus Adviser Series
  addition, the Funds' transfer agent must receive payment from the Financial Institution in federal funds by 6:00 p.m. (New York time). If payment on a purchase order is not received by this time, the purchase may be canceled. You may be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC, or Janus Distributors LLC, and the Funds can redeem Shares you own in this or another identically registered Janus fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Funds also reserve the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond markets or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day. Institutional Money Market Fund reserves the right to accept purchase requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.


  The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds.

  The Janus funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.




                                                         Shareholder's guide  27

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Primary Shares of each Fund is $250,000. The Funds, at their discretion, reserve the right to change the amount of this minimum from time to time or to waive it in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your Financial Institution to withdraw the amount of your investment from your bank account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

EXCHANGES

  The Janus funds include several funds with a variety of investment objectives. You may generally exchange Shares for shares of the same class of any other fund in the Trust offered through your Financial Institution. Contact your Financial Institution for information and instructions to exchange into other Janus funds. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your account to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' excessive trading policies generally do not apply to a money market fund, although the money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

REDEMPTIONS


  Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions. Your Financial Institution will provide you with instructions on redeeming shares. The following information applies to redemption orders from Financial Institutions to Janus Capital. Please check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution. If a request for a redemption is received from a Financial Institution by 5:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the Financial Institution's account that day. Redemption requests received by 5:00 p.m. will receive that day's NAV, but will generally not include that day's dividends. Redemption requests received after 5:00 p.m. (New York time) will include that day's dividends, but will be processed as of the next business day's NAV and will generally be wired the next business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond markets or NYSE close early. Institutional Money Market Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money




28  Janus Adviser Series

  Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your Financial Institution to redeem a specified amount from your account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.




                                                         Shareholder's guide  29

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and



30  Janus Adviser Series
  the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Primary Shares of the Funds (assuming reinvestment of all dividends and distributions).


32  Janus Adviser Series


INSTITUTIONAL MONEY MARKET FUND - PRIMARY SHARES
--------------------------------------------------------------------------------------------
                                                               Year or Period ended July 31
                                                              2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00                    $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.04                     0.02
 Net gain/(loss) on securities                                   --                       --

 Total from investment operations                              0.04                     0.02

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.04)                   (0.02)
 Distributions from net realized gains                           --                       --

 Total distributions                                         (0.04)                   (0.02)


 NET ASSET VALUE, END OF PERIOD                               $1.00                    $1.00


 Total return(2)                                              3.72%                    2.11%

 Net assets, end of period (in thousands)                      $106                     $102
 Average net assets for the period (in thousands)              $104                     $101
 Ratio of gross expenses to average net assets(3)(4)(5)       0.50%                    0.51%
 Ratio of net expenses to average net assets(3)(5)(6)         0.50%                    0.51%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                3.65%                    4.91%
--------------------------------------------------------------------------------------------



(1) Period February 23, 2007 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.76% in 2008 and 0.77% in 2007 before waiver of certain fees incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  33


INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - PRIMARY SHARES
--------------------------------------------------------------------------------------------
                                                               Year or Period ended July 31
                                                              2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00                    $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.03                     0.02
 Net gain/(loss) on securities                                   --                       --

 Total from investment operations                              0.03                     0.02

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.03)                   (0.02)
 Distributions from net realized gains                           --                       --

 Total distributions                                         (0.03)                   (0.02)


 NET ASSET VALUE, END OF PERIOD                               $1.00                    $1.00


 Total return(2)                                              3.31%                    2.09%

 Net assets, end of period (in thousands)                      $105                     $102
 Average net assets for the period (in thousands)              $104                     $101
 Ratio of gross expenses to average net assets(3)(4)(5)       0.50%                    0.51%
 Ratio of net expenses to average net assets(3)(5)(6)         0.50%                    0.51%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                3.25%                    4.85%
--------------------------------------------------------------------------------------------



(1) Period February 23, 2007 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.76% in 2008 and 0.77% in 2007 before waiver of certain fees incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.




34  Janus Adviser Series

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                                                                              35

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36

                       This page intentionally left blank.

           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janusintech.com/cash. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janusintech.com/cash

                    PO Box 173375
                    Denver, CO 80217-3375
                    1-800-295-2687

            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 JANUS ADVISER SERIES

                      JANUS INSTITUTIONAL MONEY MARKET FUND

                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

                                  SELECT SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Institutional Money Market Funds" or "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.

              The Institutional Money Market Funds (Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund) are designed for investors who seek maximum current income consistent with stability of capital.

              Each Fund in this Prospectus currently offers five classes of shares (Institutional Shares, Premium Shares, Primary Shares, Select Shares, and Service Shares). Only Select Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through banks and other financial institutions, and primarily in association with trust accounts, cash management programs, and similar programs provided to their clients. Shares are not offered directly to individual investors.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Institutional Money Market Fund..............     2
  Janus Institutional Government Money Market Fund...     5

FEES AND EXPENSES....................................     8

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Types of investments...............................    10
  Common investment techniques.......................    11

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    14
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    14
  Management expenses................................    16
  Investment personnel...............................    18

OTHER INFORMATION....................................    19

DISTRIBUTIONS AND TAXES..............................    23

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    25
  Distribution and service fees......................    25
  Purchases..........................................    26
  Minimum investment requirements....................    28
  Redemptions........................................    28
  Shareholder communications.........................    30

FINANCIAL HIGHLIGHTS.................................    32





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INSTITUTIONAL MONEY MARKET FUND

  Institutional Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.



  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The Fund also intends to invest in repurchase agreements.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less


MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



2  Janus Adviser Series

  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  The Fund commenced operations on February 23, 2007. The performance shown for Select Shares reflects the historical performance of the Institutional Shares of Janus Money Market Fund prior to the reorganization of Institutional Shares of Janus Money Market Fund into the Fund as explained below.


  Institutional Shares of Janus Money Market Fund (the "predecessor fund") reorganized into Institutional Money Market Fund on February 23, 2007. The returns for the Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown for periods prior to the Fund's commencement of Select Shares was calculated using the fees and expenses of the Fund's Select Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Select Shares reflects the fees and expenses of Select Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  3

  INSTITUTIONAL MONEY MARKET FUND - SELECT SHARES



   Annual returns for periods ended 12/31
          5.32%     4.93%     6.07%     3.87%     1.47%     0.81%     1.03%     2.87%     4.70%     4.72%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.58%     Worst Quarter:  3rd-2003 0.17%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 2.12%.



                                           Average annual total return for periods ended 12/31/07
                                           ------------------------------------------------------
                                                                                Since Inception
                                                                              of Predecessor Fund
                                             1 year    5 years    10 years         (4/14/95)
  Select Shares
    Return Before Taxes                       4.72%     2.81%       3.56%            3.94%
                                          -------------------------------------------------------





  The 7-day yield on December 31, 2007 was 4.72% for Institutional Money Market Fund - Select Shares.





4  Janus Adviser Series

JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

  Institutional Government Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less





                                                          Risk/return summary  5

MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.

  The Fund commenced operations on February 23, 2007. The performance shown for Select Shares reflects the historical performance of the Institutional Shares of Janus Government Money Market Fund prior to the reorganization of Institutional Shares of Janus Government Money Market Fund into the Fund as explained below.


  Institutional Shares of Janus Government Money Market Fund (the "predecessor fund") reorganized into Institutional Government Money Market Fund on February 23, 2007. The returns for the Select Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Institutional Shares of the predecessor fund prior to the reorganization. The performance shown for periods prior to the Fund's commencement of Select Shares was calculated using the fees and expenses of the Fund's Select Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following the Fund's commencement of Select Shares reflects the fees and expenses of Select Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce



6  Janus Adviser Series
  the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.

  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - SELECT SHARES



   Annual returns for periods ended 12/31
          5.12%     4.79%     6.03%     3.81%     1.41%     0.74%     0.95%     2.80%     4.63%     4.52%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.56%     Worst Quarter:  1st-2004 0.15%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 1.83%.



                                           Average annual total return for periods ended 12/31/07
                                           ------------------------------------------------------
                                                                                Since Inception
                                                                              of Predecessor Fund
                                             1 year    5 years    10 years         (4/14/95)
  Select Shares
    Return Before Taxes                       4.52%     2.71%       3.46%            3.84%
                                          -------------------------------------------------------





  The 7-day yield on December 31, 2007 was 4.26% for Institutional Government Money Market Fund - Select Shares.






                                                          Risk/return summary  7

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Select Shares of the Funds. The fees and expenses shown were determined based on net assets of each Fund as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital are reflected under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Select Shares do not impose sales charges, redemption fees, or exchange fees when you buy or sell the Funds' Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




8  Janus Adviser Series

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                                    Total Annual                Net Annual
                                     Distribution                       Fund                       Fund
                       Management       (12b-1)         Other         Operating     Expense     Operating
                         Fee(1)         Fees(2)      Expenses(3)     Expenses(4)    Waivers    Expenses(4)
Institutional Money
  Market
  Fund - Select
  Shares                  0.20%          0.25%          0.06%           0.51%        0.16%        0.35%
Institutional
  Government Money
  Market
  Fund - Select
  Shares                  0.20%          0.25%          0.06%           0.51%        0.16%        0.35%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.

 (2) Janus Distributors LLC has contractually agreed to waivers that will reduce the amount of 12b-1 fees payable by each Fund from 0.35% to 0.25%. These waivers will continue until at least December 1, 2009. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

 (3) Included in Other Expenses is an administrative services fee of 0.06% of the average daily net assets of each Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 (4) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by each Fund until at least December 1, 2009. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees payable by each Fund from 0.06% to 0.00%. These waivers will continue until at least December 1, 2009. The expense waivers shown reflect the application of such reductions.



--------------------------------------------------------------------------------
 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                       1 Year   3 Years   5 Years   10 Years
                                       -------------------------------------
Institutional Money Market
  Fund - Select Shares                  $ 62     $ 195     $ 340      $ 762
Institutional Government Money Market
  Fund - Select Shares                  $ 62     $ 195     $ 340      $ 762




--------------------------------------------------------------------------------



                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  The Funds are subject to certain specific Securities and Exchange Commission ("SEC") rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

  INSTITUTIONAL MONEY MARKET FUND

  The Fund invests primarily in:

  - high quality debt obligations
  - obligations of financial institutions

  The Fund may also invest (to a lesser degree) in:

  - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - municipal securities
  - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment
  - repurchase agreements

  DEBT OBLIGATIONS
  The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

  - commercial paper
  - notes and bonds
  - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)
  - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

  OBLIGATIONS OF FINANCIAL INSTITUTIONS

  Examples of obligations of financial institutions include:

  - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total

10  Janus Adviser Series
    assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

  - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

  - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

  An economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. The Fund may focus its investments in this sector, which increases the risk of your investment.

  A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Fund.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.

  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND


  The Fund invests exclusively in:

  - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - repurchase agreements secured by U.S. Government Securities


COMMON INVESTMENT TECHNIQUES


  The following is a description of other investment techniques that the Funds may use. The use of these investment techniques has risks including, but not limited to, the risks that a Fund's yield may decrease, or a Fund's ability to maintain a stable net asset value may be impacted. As a result, you could lose money.


  PARTICIPATION INTERESTS
  A participation interest gives a Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.




                                   Principal investment strategies and risks  11

  DEMAND FEATURES
  Demand features give a Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

  Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

  VARIABLE AND FLOATING RATE SECURITIES
  Institutional Money Market Fund may invest in securities which have variable or floating rates of interest. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Institutional Money Market Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Such securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed




12  Janus Adviser Series
  securities of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  REPURCHASE AGREEMENTS
  Each Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

  If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recover may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution

14  Janus Adviser Series
  capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC "Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



                                                     Management of the Funds  15
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Select Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your Financial Institution for details on such arrangements.



MANAGEMENT EXPENSES

  Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate shown in the table below of the value of the average daily net assets of each Fund.



                                                      Contractual         Actual Investment
                                  Average Daily       Investment      Advisory Fee(1) (%) (for
                                   Net Assets      Advisory Fee (%)     the fiscal year ended
  Fund Name                          of Fund         (annual rate)         July 31, 2008)
----------------------------------------------------------------------------------------------
  Institutional Money Market
     Fund                       All Asset Levels         0.20                   0.10
  Institutional Government
     Money Market Fund          All Asset Levels         0.20                   0.10
----------------------------------------------------------------------------------------------






  (1) Janus Capital has contractually agreed to waive one-half of its investment advisory fee through at least December 1, 2009. Application of this waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. The waivers are not reflected in the contractual fee rates shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janusintech.com/cash.



  Each Fund has entered into an Administration Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance, and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions may provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions,




16  Janus Adviser Series
  providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

  Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law.




                                                     Management of the Funds  17

INVESTMENT PERSONNEL

    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Funds, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, both of which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.

    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Institutional Money Market Fund and Institutional Government Money Market Fund, which he has co-managed since their inception. Mr. Thorderson is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund and Janus Government Money Market Fund, which he has managed or co-managed since February 1999 and February 2004, respectively. In addition, he is Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.




18  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Each Fund currently offers five classes of shares. This Prospectus only offers Select Shares of the Funds. Premium Shares, Primary Shares, Select Shares, and Service Shares of the Funds are available to banks and other Financial Institutions, as well as certain broker-dealers for Premium Shares, that meet minimum investment requirements in connection with trust accounts, cash management programs, and similar programs. Institutional Shares of the Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements.

  Not all Financial Institutions offer each of these share classes. IF YOUR FINANCIAL INSTITUTION OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information, please call 1-800-295-2687.

  TEMPORARY GUARANTEE PROGRAM


  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Institutional Money Market Fund and Institutional Government Money Market Fund, in the Program through December 18, 2008.



  Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.



  The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following: (1) the Program protects only shareholders of record as of September 19, 2008; (2) for each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event; (3) a Fund must be in liquidation to trigger payments to shareholders from the Program; and (4) the Program will be funded with the assets available to the ESF.



  The Treasury Department has stated that the ESF has approximately $50 billion of assets available to it, and the Secretary of the Treasury Department (the "Secretary") reserves the right to use the assets of the ESF for purposes other than the Program.



                                                           Other information  19

  In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to shareholders through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.



  The initial term of the Program expires on December 18, 2008. The Secretary has the option to extend the program after that date, but only up to the close of business on September 18, 2009. The Program will terminate at the end of the initial three-month period, unless the Secretary extends it. If the Program is extended, in order to maintain coverage, a Fund would have to renew its participation in the Program after each extension and pay an additional fee. If a Fund does not elect to continue to participate, or becomes ineligible to participate in the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.



  The cost to a Fund of participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost may reduce the yield on the Fund. The upfront cost of participating in the Program for the initial three-month coverage period was 0.01% of the net assets of the Fund as of September 18, 2008 and is not reflected in the fee table of the Funds' current prospectus.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.



  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus



20  Janus Adviser Series
  funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing



                                                           Other information  21
  allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




22  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.

  Shares purchased by wire on a day which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase request is received prior to 5:00 p.m. (New York time). The Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order. Please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution.

  Redemption requests received on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be wired to the predesignated account on that day and that day's dividend will not be received. Requests for wire redemptions that are received after 5:00 p.m. will include that day's dividend, but will generally be processed and wired the next bank business day. Please check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution.

  The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond markets or NYSE close early.

  Dividends and capital gain distributions are automatically reinvested in Shares. To receive distributions in cash, please contact your Financial Institution.

  TAXES ON DISTRIBUTIONS

  Distributions for the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


                                                     Distributions and taxes  23

  Distributions may also be subject to state and local taxes. Shareholders should consult their tax advisers regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your Financial Institution.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice.




24  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through Financial Institutions in connection with trust accounts, cash management programs, and similar programs. YOUR FINANCIAL INSTITUTION WILL PROVIDE YOU WITH INSTRUCTIONS ON PURCHASING, EXCHANGING, OR REDEEMING SHARES.

  The Financial Institutions are responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between the Financial Institutions and their customers. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its customers.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES


  The net asset value of the Shares is normally calculated as of 5:00 p.m. (New York time) each day that the NYSE is open. However, the net asset value ("NAV") may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. In addition, Institutional Money Market Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets. The NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN
  Under a distribution and shareholder servicing plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended for Select Shares (the "Plan"), the Funds may pay Janus Distributors LLC ("Janus Distributors"), the Trust's distributor, a fee for the sale and distribution of Select Shares based on average daily net assets of the Shares, up to the following annual rate:


                                                         Shareholder's guide  25

                                   12b-1 Fee (before      12b-1 Fee (after waiver
  Class                           contractual waiver)    by Janus Distributors)(1)
  --------------------------------------------------------------------------------
  Select Shares                          0.35%                     0.25%





  (1) Janus Distributors has agreed to continue this waiver until at least December 1, 2009.



  Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and shareholder account services performed by such entities for their customers who are investors in the Funds. Shareholder account services provided by the financial intermediaries may include shareholder recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

  Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. Because 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE

  Each Fund has entered into an Administration Agreement with Janus Capital to provide, or arrange for the provision of, administrative, compliance, and accounting services, including custody and transfer agency services, at an annual rate of up to 0.06% of the average daily net assets of each Fund's Select Shares. Janus Capital has contractually agreed to waive this fee for each Fund, in whole, until at least December 1, 2009. Janus Capital may compensate Financial Institutions for providing administrative services to their customers who invest in the Shares.


PURCHASES

  Purchases of Fund Shares may be made only through accounts of Financial Institutions in connection with trust accounts, cash management programs, and similar programs. Your Financial Institution will provide you with instructions on purchasing Shares. The following information applies to purchase orders from Financial Institutions to Janus Capital. Please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution. Purchase requests received from a Financial Institution before 5:00 p.m. (New York time) on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after that time). In



26  Janus Adviser Series
  addition, the Funds' transfer agent must receive payment from the Financial Institution in federal funds by 6:00 p.m. (New York time). If payment on a purchase order is not received by this time, the purchase may be canceled. You may be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC, or Janus Distributors LLC, and the Funds can redeem Shares you own in this or another identically registered Janus fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Funds also reserve the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond markets or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day. Institutional Money Market Fund reserves the right to accept purchase requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.


  The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds.

  The Janus funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.




                                                         Shareholder's guide  27

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Select Shares of each Fund is $1,000,000. The Funds, at their discretion, reserve the right to change the amount of this minimum from time to time or to waive it in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your Financial Institution to withdraw the amount of your investment from your bank account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

EXCHANGES

  The Janus funds include several funds with a variety of investment objectives. You may generally exchange Shares for shares of the same class of any other fund in the Trust offered through your Financial Institution. Contact your Financial Institution for information and instructions to exchange into other Janus funds. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your account to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' excessive trading policies generally do not apply to a money market fund, although the money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

REDEMPTIONS


  Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions. Your Financial Institution will provide you with instructions on redeeming shares. The following information applies to redemption orders from Financial Institutions to Janus Capital. Please check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution. If a request for a redemption is received from a Financial Institution by 5:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the Financial Institution's account that day. Redemption requests received by 5:00 p.m. will receive that day's NAV, but will generally not include that day's dividends. Redemption requests received after 5:00 p.m. (New York time) will include that day's dividends, but will be processed as of the next business day's NAV and will generally be wired the next business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond markets or NYSE close early. Institutional Money Market Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money




28  Janus Adviser Series

  Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your Financial Institution to redeem a specified amount from your account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.




                                                         Shareholder's guide  29

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.



  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.



  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and



30  Janus Adviser Series
  the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




                                                         Shareholder's guide  31

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Select Shares of the Funds (assuming reinvestment of all dividends and distributions).


32  Janus Adviser Series


INSTITUTIONAL MONEY MARKET FUND - SELECT SHARES
--------------------------------------------------------------------------------------------
                                                               Year or Period ended July 31
                                                              2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00                    $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.04                     0.02
 Net gain/(loss) on securities                                   --                       --

 Total from investment operations                              0.04                     0.02

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.04)                   (0.02)
 Distributions from net realized gains                           --                       --

 Total distributions                                         (0.04)                   (0.02)


 NET ASSET VALUE, END OF PERIOD                               $1.00                    $1.00


 Total return(2)                                              3.87%                    2.18%

 Net assets, end of period (in thousands)                      $106                     $102
 Average net assets for the period (in thousands)              $104                     $101
 Ratio of gross expenses to average net assets(3)(4)(5)       0.35%                    0.36%
 Ratio of net expenses to average net assets(3)(5)(6)         0.35%                    0.36%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                3.80%                    5.06%
--------------------------------------------------------------------------------------------




(1) Period February 23, 2007 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.61% in 2008 and 0.62% in 2007 before waiver of certain fees incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  33


INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - SELECT SHARES
--------------------------------------------------------------------------------------------
                                                               Year or Period ended July 31
                                                              2008                   2007(1)

 NET ASSET VALUE, BEGINNING OF PERIOD                         $1.00                    $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                  0.03                     0.02
 Net gain/(loss) on securities                                   --                       --

 Total from investment operations                              0.03                     0.02

 LESS DISTRIBUTIONS:
 Dividends from net investment income                        (0.03)                   (0.02)
 Distributions from net realized gains                           --                       --

 Total distributions                                         (0.03)                   (0.02)


 NET ASSET VALUE, END OF PERIOD                               $1.00                    $1.00


 Total return(2)                                              3.47%                    2.16%

 Net assets, end of period (in thousands)                      $106                     $102
 Average net assets for the period (in thousands)              $104                     $101
 Ratio of gross expenses to average net assets(3)(4)(5)       0.35%                    0.36%
 Ratio of net expenses to average net assets(3)(5)(6)         0.35%                    0.36%
 Ratio of net investment income/(loss) to average net
     assets(3)                                                3.40%                    5.00%
--------------------------------------------------------------------------------------------




(1) Period February 23, 2007 (inception date) through July 31, 2007.
(2) Total return not annualized for periods of less than one full year.
(3) Annualized for periods of less than one full year.
(4) The expense ratio reflects expenses prior to any expense offset arrangements.

(5) The ratio was 0.61% in 2008 and 0.62% in 2007 before waiver of certain fees incurred by the Fund.

(6) The expense ratio reflects expenses after any expense offset arrangements.





34  Janus Adviser Series

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                                                                              35

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36

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janusintech.com/cash. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                  www.janusintech.com/cash

                  PO Box 173375
                  Denver, CO 80217-3375
                  1-800-295-2687

            The Trust's Investment Company Act File No. is 811-9885.

                                 November 28, 2008




                                 JANUS ADVISER SERIES

                      JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                                 SERVICE SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



              This Prospectus describes two portfolios (each, a "Fund" and collectively, the "Institutional Money Market Funds" or "Funds") of Janus Adviser Series (the "Trust"). Janus Capital Management LLC ("Janus Capital" or "Janus") serves as investment adviser to each Fund.

              The Institutional Money Market Funds (Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund) are designed for investors who seek maximum current income consistent with stability of capital.

              Each Fund in this Prospectus currently offers five classes of shares (Institutional Shares, Premium Shares, Primary Shares, Select Shares, and Service Shares). Only Service Shares (the "Shares") are offered by this Prospectus. The Shares are available in connection with investments through banks and other financial institutions, and primarily in association with trust accounts, cash management programs, and similar programs provided to their clients. Shares are not offered directly to individual investors.

TABLE OF CONTENTS
--------------------------------------------------------------------------------




RISK/RETURN SUMMARY
  Janus Institutional Money Market Fund..............     2
  Janus Institutional Government Money Market Fund...     5

FEES AND EXPENSES....................................     8

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Types of investments...............................    10
  Common investment techniques.......................    11

MANAGEMENT OF THE FUNDS
  Investment adviser.................................    14
  Payments to financial intermediaries by Janus
  Capital or its affiliates..........................    14
  Management expenses................................    16
  Investment personnel...............................    18

OTHER INFORMATION....................................    19

DISTRIBUTIONS AND TAXES..............................    23

SHAREHOLDER'S GUIDE
  Pricing of fund shares.............................    25
  Purchases..........................................    26
  Minimum investment requirements....................    27
  Redemptions........................................    27
  Shareholder communications.........................    30

FINANCIAL HIGHLIGHTS.................................    31





                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


JANUS INSTITUTIONAL MONEY MARKET FUND

  Institutional Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.



  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in high quality debt obligations and obligations of financial institutions. Debt obligations may include commercial paper, notes and bonds, and variable amount master demand notes. Obligations of financial institutions include certificates of deposit and time deposits. The Fund also intends to invest in repurchase agreements.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less


MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



2   Janus Adviser Series

  With respect to collateral received in repurchase transactions or other investments, the Fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Fund, including minimizing the value of any collateral.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Money Market Fund (the "predecessor fund") into Institutional Money Market Fund. The returns for the Service Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown for periods prior to February 23, 2007 reflects the fees and expenses of the predecessor fund's Service Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following February 23, 2007 reflects the fees and expenses of the Fund's Service Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Fund's past performance does not necessarily indicate how it will perform in the future.




                                                          Risk/return summary  3

  INSTITUTIONAL MONEY MARKET FUND - SERVICE SHARES



   Annual returns for periods ended 12/31
          5.40%     4.98%     6.25%     3.95%     1.55%     0.88%     1.10%     2.94%     4.78%     5.04%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.60%     Worst Quarter:  3rd-2003 0.18%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 2.06%.



                                          Average annual total return for periods ended 12/31/07
                                          ------------------------------------------------------
                                                                               Since Inception
                                                                             of Predecessor Fund
                                            1 year    5 years    10 years         (11/22/96)
  Service Shares
    Return Before Taxes                      5.04%     2.93%       3.67%            3.85%
                                          ------------------------------------------------------





  The 7-day yield on December 31, 2007 was 4.64% for Institutional Money Market Fund - Service Shares.





4   Janus Adviser Series

JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND

  Institutional Government Money Market Fund (the "Fund") is designed for investors who seek current income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND seeks maximum current income to the extent consistent with stability of capital.


  The Fund's Trustees may change this objective or the Fund's principal investment strategies without a shareholder vote. The Fund will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Fund's objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States Government or by its agencies and instrumentalities, and repurchase agreements secured by such obligations. Although U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are not issued by, and may not be guaranteed by (i.e., backed by the full faith and credit of), the United States Treasury. Some government agency and instrumentality securities not backed by the full faith and credit of the United States are supported by the issuer's ability to borrow from the Treasury, some are supported only by the credit of the issuer, and some are supported by the United States in some other way. For securities not backed by the full faith and credit of the United States Treasury, the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. The Fund's investments in securities issued by U.S. Government agencies and instrumentalities may be significant.

  The Fund will:

  - invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital
  - invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended)
  - maintain a dollar-weighted average portfolio maturity of 90 days or less





                                                          Risk/return summary  5

MAIN INVESTMENT RISKS


  The Fund's yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. For capital preservation and liquidity, the Fund may have a greater concentration in short-term securities, including investing up to all of its assets in overnight securities, which may result in a reduction of the Fund's yield. Over time, the real value of the Fund's yield may be eroded by inflation. Although the Fund invests only in high-quality, short-term money market instruments, there is a risk that the value of the securities it holds will fall as a result of changes in interest rates, an issuer's actual or perceived creditworthiness, or an issuer's ability to meet its obligations.



  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Notwithstanding the preceding statements, Fund shareholders will be guaranteed to receive $1.00 net asset value for amounts that they held as of September 19, 2008, subject to the terms of the U.S. Treasury's Temporary Guarantee Program for Money Market Funds.


PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied over time.


  The Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Government Money Market Fund (the "predecessor fund") into Institutional Government Money Market Fund. The returns for the Service Shares of the Fund for periods prior to February 23, 2007 reflect the performance of the Service Shares of the predecessor fund prior to the reorganization. The performance shown for periods prior to February 23, 2007 reflects the fees and expenses of the predecessor fund's Service Shares, without the effect of any fee and expense limitations or waivers. The performance shown for periods following February 23, 2007 reflects the fees and expenses of the Fund's Service Shares, net of any fee and expense limitations or waivers.


  The bar chart depicts the change in performance from year to year during the periods indicated. The table shows how the Fund's returns over different periods average out. Fees charged by financial intermediaries, if applicable, would reduce the returns shown. All figures assume reinvestment of dividends and distributions. For certain periods, the Fund's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.




6   Janus Adviser Series

  The Fund's past performance does not necessarily indicate how it will perform in the future.

  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - SERVICE SHARES



   Annual returns for periods ended 12/31
          5.28%     4.87%     6.15%     3.94%     1.53%     0.85%     1.05%     2.91%     4.73%     4.87%
          1998      1999      2000      2001      2002      2003      2004      2005      2006      2007

   Best Quarter:  4th-2000 1.59%     Worst Quarter:  3rd-2003 0.18%





  The Fund's year-to-date return as of the calendar quarter ended September 30, 2008 was 1.79%.



                                          Average annual total return for periods ended 12/31/07
                                          ------------------------------------------------------
                                                                               Since Inception
                                                                             of Predecessor Fund
                                            1 year    5 years    10 years         (11/22/96)
  Service Shares
    Return Before Taxes                      4.87%     2.87%       3.60%            3.77%
                                          ------------------------------------------------------





  The 7-day yield on December 31, 2007 was 4.21% for Institutional Government Money Market Fund - Service Shares.





                                                          Risk/return summary  7

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Service Shares of the Funds. The fees and expenses shown were determined based on net assets of each Fund as of the fiscal year ended July 31, 2008. Contractual waivers agreed to by Janus Capital are reflected under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Funds' Service Shares do not impose sales charges, redemption fees, or exchange fees when you buy or sell the Funds' Shares.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




8   Janus Adviser Series

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)*

                                                         Total Annual                  Net Annual
                                                             Fund                         Fund
                          Management        Other          Operating      Expense      Operating
                            Fee(1)       Expenses(2)      Expenses(3)     Waivers     Expenses(3)
Institutional Money
  Market Fund -
  Service Shares             0.20%          0.40%            0.60%         0.17%         0.43%
Institutional Government
  Money Market
  Fund - Service Shares      0.20%          0.40%            0.60%         0.20%         0.40%

------------------------------------------------------------------------------------------------------------------------------------





  * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
 (1) The "Management Fee" is the investment advisory fee rate paid by each Fund to Janus Capital.
 (2) Included in Other Expenses is an administrative services fee of 0.40% of the average daily net assets of each Fund to compensate Janus Capital for providing certain administrative services including, but not limited to, recordkeeping and registration functions.

 (3) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive one-half of its investment advisory fee payable by each Fund until at least December 1, 2009. In addition, Janus Capital has contractually agreed to waivers that will reduce the amount of administrative service fees from 0.40% to 0.33% for Institutional Money Market Fund and from 0.40% to 0.30% for Institutional Government Money Market Fund. These waivers will continue until at least December 1, 2009. The expense waivers shown reflect the application of such reductions.

--------------------------------------------------------------------------------

 EXAMPLES:
 THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Fund for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Funds' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:



                                         1 Year    3 Years    5 Years    10 Years
                                         ----------------------------------------
Institutional Money Market
  Fund - Service Shares                   $ 61      $ 192      $ 335       $ 750
Institutional Government Money Market
  Fund - Service Shares                   $ 61      $ 192      $ 335       $ 750




--------------------------------------------------------------------------------



                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Funds' principal investment strategies, as well as certain risks of investing in the Funds.

  The Funds are subject to certain specific Securities and Exchange Commission ("SEC") rule requirements. Among other things, the Funds are limited to investing in U.S. dollar-denominated instruments with a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended).

PRINCIPAL INVESTMENT STRATEGIES AND RISKS

TYPES OF INVESTMENTS

  INSTITUTIONAL MONEY MARKET FUND

  The Fund invests primarily in:

  - high quality debt obligations
  - obligations of financial institutions

  The Fund may also invest (to a lesser degree) in:

  - U.S. Government securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - municipal securities
  - preferred stock that, in conjunction with a demand feature, is the functional equivalent of a money market investment
  - repurchase agreements

  DEBT OBLIGATIONS
  The Fund may invest in U.S. dollar-denominated debt obligations. Debt obligations include:

  - commercial paper
  - notes and bonds
  - variable amount master demand notes (the payment obligations on these instruments may be backed by securities, swap agreements or other assets, by a guarantee of a third party, or solely by the unsecured promise of the issuer to make payments when due)
  - privately issued commercial paper or other securities that are restricted as to disposition under the federal securities laws

  OBLIGATIONS OF FINANCIAL INSTITUTIONS

  Examples of obligations of financial institutions include:

  - negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total

10  Janus Adviser Series
    assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars

  - Eurodollar and Yankee bank obligations (Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.)

  - other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest

  An economic downturn or other market event can have a significant negative effect on issuers in the financial services sector. The Fund may focus its investments in this sector, which increases the risk of your investment.

  A decline in the credit quality of an issuer, the provider of credit support, may also have a negative effect on the Fund.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers.

  INSTITUTIONAL GOVERNMENT MONEY MARKET FUND


  The Fund invests exclusively in:

  - U.S. Government Securities (securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities)
  - repurchase agreements secured by U.S. Government Securities


COMMON INVESTMENT TECHNIQUES


  The following is a description of other investment techniques that the Funds may use. The use of these investment techniques has risks including, but not limited to, the risks that a Fund's yield may decrease, or a Fund's ability to maintain a stable net asset value may be impacted. As a result, you could lose money.


  PARTICIPATION INTERESTS
  A participation interest gives a Fund a proportionate, undivided interest in underlying debt securities and usually carries a demand feature.




                                   Principal investment strategies and risks  11

  DEMAND FEATURES
  Demand features give a Fund the right to resell securities at specified periods prior to their maturity dates. Demand features may shorten the life of a variable or floating rate security or preferred stock, enhance the instrument's credit quality, and provide a source of liquidity.

  Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

  VARIABLE AND FLOATING RATE SECURITIES
  Institutional Money Market Fund may invest in securities which have variable or floating rates of interest. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government issuers. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to an interest rate index or market interest rate. Variable and floating rate securities are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness.

  MORTGAGE- AND ASSET-BACKED SECURITIES
  The Funds may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. Institutional Money Market Fund may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Such securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact the Fund's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.


  In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed




12  Janus Adviser Series
  securities of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  REPURCHASE AGREEMENTS
  Each Fund may enter into collateralized repurchase agreements. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The repurchase price reflects a market rate of interest and is collateralized by cash or securities.

  If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.


  COUNTERPARTIES


  Fund transactions involving a counterparty are subject to the risk that the counterparty or third party will not fulfill its obligation to the Funds ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may not recover its investment or may obtain a limited recovery, and/or recover may be delayed.



  A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. A Fund intends to enter into financial transactions with counterparties that are creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties.





                                   Principal investment strategies and risks  13

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds' investment portfolios and furnishes continuous advice and recommendations concerning the Funds' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the Trustees are affiliated with Janus Capital as defined by the Investment Company Act of 1940, as amended (the "1940 Act").

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES

  From its own assets, Janus Capital or its affiliates may pay fees to selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution

14  Janus Adviser Series
  capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds). Broker-dealer firms currently receiving or expected to receive these fees are listed in the Statement of Additional Information.

  For all share classes of the Funds, Janus Capital, Janus Distributors LLC "Janus Distributors"), or their affiliates may pay fees, from their own assets, to brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.

  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

  The receipt of (or prospect of receiving) sales-, asset-, and/or transaction-based payments or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments) or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class with respect to which the financial intermediary does not receive such payments or receives them in a lower amount. The receipt of these payments may cause certain financial intermediaries to elevate the prominence of the Janus funds within such financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or



                                                     Management of the Funds  15
  the provision of preferential or enhanced opportunities to promote the Janus funds in various ways within such financial intermediary's organization.

  The payment arrangements described above will not change the price an investor pays for Service Shares nor the amount that a Janus fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Funds and when considering which share class of a Fund is most appropriate for you. Please contact your Financial Institution for details on such arrangements.



MANAGEMENT EXPENSES

  Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate shown in the table below of the value of the average daily net assets of each Fund.



                                                      Contractual         Actual Investment
                                  Average Daily       Investment      Advisory Fee(1) (%) (for
                                   Net Assets      Advisory Fee (%)     the fiscal year ended
  Fund Name                          of Fund         (annual rate)         July 31, 2008)
----------------------------------------------------------------------------------------------
  Institutional Money Market
     Fund                       All Asset Levels         0.20                   0.10
  Institutional Government
     Money Market Fund          All Asset Levels         0.20                   0.10
----------------------------------------------------------------------------------------------




  (1) Janus Capital has contractually agreed to waive one-half of its investment advisory fee through at least December 1, 2009. Application of this waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. The waivers are not reflected in the contractual fee rates shown.



  A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at www.janusintech.com/cash.



  Each Fund has entered into an Administration Agreement with Janus Capital where Janus Capital is compensated for providing administrative, compliance, and accounting services including custody and transfer agency services. Janus Capital may use all or a portion of its administrative fee to compensate Financial Institutions for providing administrative services to their customers who invest in the Shares. The types of services that the Financial Institutions may provide include serving as the sole shareholder of record, shareholder recordkeeping, processing and aggregating purchase and redemption transactions,




16  Janus Adviser Series
  providing periodic statements, forwarding shareholder reports and other materials, providing tax information, and providing similar services that the Funds would have to perform if they were dealing directly with the beneficial owners, rather than the Financial Institutions, as shareholders of record.

  Depository institutions (such as a commercial bank or savings and loan association) may be subject to federal and various state laws regarding the administrative services described above and may be required to register as broker-dealers pursuant to federal and/or state law.




                                                     Management of the Funds  17

INVESTMENT PERSONNEL

    Co-Portfolio Managers Craig Jacobson and J. Eric Thorderson jointly share responsibility for the day-to-day management of the Funds, with no limitation on the authority of one co-portfolio manager in relation to the other.

    CRAIG JACOBSON, CFA, is Executive Vice President and Co-Portfolio Manager of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund, both of which he has co-managed since April 2007. Mr. Jacobson is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1995 and became a money market trader in 1997. He holds a Bachelor of Science degree in Finance and a Master of Science degree in Finance from the University of Illinois. Mr. Jacobson holds the Chartered Financial Analyst designation.

    J. ERIC THORDERSON, CFA, is Executive Vice President and Co-Portfolio Manager of Institutional Money Market Fund and Institutional Government Money Market Fund, which he has co-managed since their inception. Mr. Thorderson is also Executive Vice President and Co-Portfolio Manager of Janus Money Market Fund and Janus Government Money Market Fund, which he has managed or co-managed since February 1999 and February 2004, respectively. In addition, he is Portfolio Manager of other Janus accounts. Mr. Thorderson joined Janus Capital in 1996 as a money market analyst. He holds a Bachelor of Arts degree in Business Administration from Wayne State University and a Master's degree in Business Administration from the University of Illinois. Mr. Thorderson holds the Chartered Financial Analyst designation.




18  Janus Adviser Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Each Fund currently offers five classes of shares. This Prospectus only offers Service Shares of the Funds. Premium Shares, Primary Shares, Select Shares, and Service Shares of the Funds are available to banks and other Financial Institutions, as well as certain broker-dealers for Premium Shares, that meet minimum investment requirements in connection with trust accounts, cash management programs, and similar programs. Institutional Shares of the Funds are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements.

  Not all Financial Institutions offer each of these share classes. IF YOUR FINANCIAL INSTITUTION OFFERS MORE THAN ONE CLASS OF SHARES, YOU SHOULD CAREFULLY CONSIDER WHICH CLASS OF SHARES TO PURCHASE. CERTAIN CLASSES HAVE HIGHER EXPENSES THAN OTHER CLASSES, WHICH MAY LOWER THE RETURN ON YOUR INVESTMENT. If you would like additional information, please call 1-800-295-2687.

  TEMPORARY GUARANTEE PROGRAM


  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund ("ESF"), has established a Temporary Guarantee Program for money market mutual funds (the "Program"). The Board of Trustees of the Janus Funds has approved the participation of each Janus money market fund, including Institutional Money Market Fund and Institutional Government Money Market Fund, in the Program through December 18, 2008.



  Subject to the terms of the Program and the availability of money available to the ESF for that purpose, the Treasury Department will guarantee the share price of participating money market funds that seek to maintain a stable net asset value of $1.00 per share, subject to certain conditions described below. There is a cost to the Funds for participating in the Program.



  The Program will make payments only if and when a Fund's market-based net asset value per share declines below $0.995 (a "Guarantee Event"). The Program includes various conditions and limitations, including the following: (1) the Program protects only shareholders of record as of September 19, 2008; (2) for each shareholder, the Program guarantees the lesser of (i) the amount held in a Fund as of the close of business on September 19, 2008 or (ii) the number of shares held in a Fund on the date of the Guarantee Event; (3) a Fund must be in liquidation to trigger payments to shareholders from the Program; and (4) the Program will be funded with the assets available to the ESF.



  The Treasury Department has stated that the ESF has approximately $50 billion of assets available to it, and the Secretary of the Treasury Department (the "Secretary") reserves the right to use the assets of the ESF for purposes other than the Program.



                                                           Other information  19

  In the event that a Fund "breaks the buck" (i.e., the Fund has a Guarantee Event), a guarantee payment will generally be made to shareholders through such Fund within approximately 30 days, subject to possible extensions at the discretion of the Treasury.



  The initial term of the Program expires on December 18, 2008. The Secretary has the option to extend the program after that date, but only up to the close of business on September 18, 2009. The Program will terminate at the end of the initial three-month period, unless the Secretary extends it. If the Program is extended, in order to maintain coverage, a Fund would have to renew its participation in the Program after each extension and pay an additional fee. If a Fund does not elect to continue to participate, or becomes ineligible to participate in the Program, the share price of the Fund will no longer be guaranteed at $1.00 per share by the Treasury Department.



  The cost to a Fund of participating in the Program is borne by all shareholders of the Fund, including subsequent shareholders who are not protected by the Program. That cost may reduce the yield on the Fund. The upfront cost of participating in the Program for the initial three-month coverage period was 0.01% of the net assets of the Fund as of September 18, 2008 and is not reflected in the fee table of the Funds' current prospectus.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder.


  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.

  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus



20  Janus Adviser Series
  funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.


  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing



                                                           Other information  21
  allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.


  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  DISTRIBUTION OF THE FUNDS

  The Funds are distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




22  Janus Adviser Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily (Saturdays, Sundays, and holidays included) and distributed as of the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are declared and distributed at the end of the preceding month.

  Shares purchased by wire on a day which the New York Stock Exchange ("NYSE") and the Federal Reserve Banks are open ("bank business day") will receive that day's dividend if the purchase request is received prior to 5:00 p.m. (New York time). The Funds' transfer agent must receive payment in federal funds by 6:00 p.m. (New York time). Otherwise, such Shares begin to accrue dividends on the first bank business day following receipt of the order. Please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution.

  Redemption requests received on any particular day will generally receive dividends declared through the day of redemption. However, requests for wire redemptions that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be wired to the predesignated account on that day and that day's dividend will not be received. Requests for wire redemptions that are received after 5:00 p.m. will include that day's dividend, but will generally be processed and wired the next bank business day. Please check with your Financial Institution directly for deadlines for redemption orders from you to your Financial Institution.

  The Funds reserve the right to require purchase and redemption requests and payments prior to these times on days when the bond markets or NYSE close early.

  Dividends and capital gain distributions are automatically reinvested in Shares. To receive distributions in cash, please contact your Financial Institution.

  TAXES ON DISTRIBUTIONS

  Distributions for the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received in cash or are reinvested in additional Shares. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


                                                     Distributions and taxes  23

  Distributions may also be subject to state and local taxes. Shareholders should consult their tax advisers regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

  Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.

  Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax may be imposed. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your Financial Institution.

  The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.

  TAXATION OF THE FUNDS

  The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice.




24  Janus Adviser Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase, exchange, or redeem Shares directly. Shares may be purchased, exchanged, or redeemed only through Financial Institutions in connection with trust accounts, cash management programs, and similar programs. YOUR FINANCIAL INSTITUTION WILL PROVIDE YOU WITH INSTRUCTIONS ON PURCHASING, EXCHANGING, OR REDEEMING SHARES.

  The Financial Institutions are responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between the Financial Institutions and their customers. The Funds are not responsible for the failure of any Financial Institution to carry out its obligations to its customers.

  With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

PRICING OF FUND SHARES


  The net asset value of the Shares is normally calculated as of 5:00 p.m. (New York time) each day that the NYSE is open. However, the net asset value ("NAV") may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. In addition, Institutional Money Market Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets. The NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a Fund's portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.


  ADMINISTRATIVE SERVICES FEE
  Each Fund has entered into an Administration Agreement with Janus Capital to provide, or arrange for the provision of, administrative, compliance, and accounting services, including custody and transfer agency services, at an annual rate of up to 0.40% of the average daily net assets of each Fund's Service Shares. Janus Capital has agreed to contractual waivers for Service Shares limiting these fees to 0.33% for Institutional Money Market Fund and 0.30% for Institutional Government Money Market Fund. The waivers will be in effect until at least

                                                         Shareholder's guide  25

  December 1, 2009. Janus Capital may compensate Financial Institutions for providing administrative services to their customers who invest in the Shares.


PURCHASES


  Purchases of Fund Shares may be made only through accounts of Financial Institutions in connection with trust accounts, cash management programs, and similar programs. Your Financial Institution will provide you with instructions on purchasing Shares. The following information applies to purchase orders from Financial Institutions to Janus Capital. Please check with your Financial Institution directly for deadlines for purchase orders from you to your Financial Institution. Purchase requests received from a Financial Institution before 5:00 p.m. (New York time) on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive dividends declared on the purchase date (the daily yield for the Funds is calculated after that time). In addition, the Funds' transfer agent must receive payment from the Financial Institution in federal funds by 6:00 p.m. (New York time). If payment on a purchase order is not received by this time, the purchase may be canceled. You may be responsible for any losses or expenses incurred by the Fund, Janus Capital, Janus Services LLC, or Janus Distributors LLC, and the Funds can redeem Shares you own in this or another identically registered Janus fund account as reimbursement. The Funds and their agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment. The Funds also reserve the right to require purchase requests and payments from the Financial Institution prior to these times on days when the bond markets or the NYSE close early. Purchase orders received after these times will receive the dividend declared the following day. Institutional Money Market Fund reserves the right to accept purchase requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.


  The Financial Institutions may impose charges and restrictions different from those imposed by the Funds. The Financial Institutions may also require different minimum initial and subsequent investments than required by the Funds.

  The Janus funds' excessive trading policies generally do not apply to a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001



26  Janus Adviser Series

  ("USA PATRIOT Act"), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder's identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary's Anti-Money Laundering Program.

  MINIMUM INVESTMENT REQUIREMENTS

  The minimum investment for Service Shares of each Fund is $250,000. The Funds, at their discretion, reserve the right to change the amount of this minimum from time to time or to waive it in whole or in part.

  SYSTEMATIC PURCHASE PLAN

  You may arrange for periodic purchases by authorizing your Financial Institution to withdraw the amount of your investment from your bank account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

EXCHANGES

  The Janus funds include several funds with a variety of investment objectives. You may generally exchange Shares for shares of the same class of any other fund in the Trust offered through your Financial Institution. Contact your Financial Institution for information and instructions to exchange into other Janus funds. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your account to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. The Janus funds' excessive trading policies generally do not apply to a money market fund, although the money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the accounts of participating Financial Institutions. Your Financial Institution will provide you with instructions on redeeming shares. The following information applies to redemption orders from Financial Institutions to Janus Capital. Please check with your Financial Institution directly for deadlines for redemption orders from you



                                                         Shareholder's guide  27
  to your Financial Institution. If a request for a redemption is received from a Financial Institution by 5:00 p.m. (New York time) on a bank business day, Shares will be redeemed and the redemption amount wired in federal funds to the Financial Institution's account that day. Redemption requests received by 5:00 p.m. will receive that day's NAV, but will generally not include that day's dividends. Redemption requests received after 5:00 p.m. (New York time) will include that day's dividends, but will be processed as of the next business day's NAV and will generally be wired the next business day. The Funds reserve the right to require redemption requests prior to these times on days when the bond markets or NYSE close early. Institutional Money Market Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.





28  Janus Adviser Series

  SYSTEMATIC WITHDRAWAL PLAN

  You may arrange for periodic redemptions by authorizing your Financial Institution to redeem a specified amount from your account on a day or days you specify. Not all Financial Institutions offer this plan. Contact your Financial Institution for details.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.




  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.



  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests



                                                         Shareholder's guide  29
  of the Janus funds, including under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates may make exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures without prior notice to shareholders. A summary of the Funds' portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds' SAI.



SHAREHOLDER COMMUNICATIONS

  Your financial intermediary or plan sponsor is responsible for sending you periodic statements of all transactions, as required by applicable law.

  Your financial intermediary or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Funds that you have authorized for investment. These reports show each Fund's investments and the market value of such investments, as well as other information about each Fund and its operations. Please contact your financial intermediary or plan sponsor to obtain these reports. The Trust's fiscal year ends July 31.




30  Janus Adviser Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Funds' financial performance through the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Fund Share. The information shown for the fiscal periods ended July 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  Institutional Money Market Fund and Institutional Government Money Market Fund commenced operations on February 23, 2007, after the reorganization of the Service Shares of Janus Money Market Fund and Janus Government Money Market Fund (the "predecessor funds") into each respective Fund. For periods prior to February 23, 2007, the financial highlights shown reflect financial results for the Service Shares of each respective predecessor fund. For periods following February 23, 2007, the financial highlights shown reflect the financial results for the Service Shares of each respective Fund. The predecessor funds had a fiscal year end of October 31. Following the reorganization, the Funds changed their fiscal year end to July 31.


  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in Service Shares of the Funds (assuming reinvestment of all dividends and distributions).


                                                        Financial highlights  31


INSTITUTIONAL MONEY MARKET FUND - SERVICE SHARES
                                                                   Janus
                                                               Institutional
                                                               Money Market
                                                                  Fund -                  Janus Money Market Fund -
                                                             Service Shares(1)                  Service Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Year or
                                                               Period ended
                                                                  July 31                   Years ended October 31
                                                              2008     2007(2)   2007(3)    2006     2005     2004     2003

 NET ASSET VALUE, BEGINNING OF PERIOD                          $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.04      0.02      0.02     0.04     0.03     0.01     0.01
 Net gain/(loss) on securities                                    --        --        --       --       --       --       --

 Total from investment operations                               0.04      0.02      0.02     0.04     0.03     0.01     0.01

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.04)    (0.02)    (0.02)   (0.04)   (0.03)   (0.01)   (0.01)
 Distributions from net realized gains                            --        --        --       --       --       --       --

 Total distributions                                          (0.04)    (0.02)    (0.02)   (0.04)   (0.03)   (0.01)   (0.01)


 NET ASSET VALUE, END OF PERIOD                                $1.00     $1.00     $1.00    $1.00    $1.00    $1.00    $1.00


 Total return(4)                                               3.79%     2.15%     1.60%    4.56%    2.58%    0.92%    0.96%

 Net assets, end of period (in thousands)                   $109,396   $47,977   $30,801  $34,407  $26,849  $25,731  $60,326
 Average net assets for the period (in thousands)           $129,036   $46,489   $32,183  $26,778  $22,738  $36,421  $68,106
 Ratio of gross expenses to average net
     assets(5)(6)(7)(8)                                        0.43%     0.43%     0.43%    0.43%    0.43%    0.43%    0.43%
 Ratio of net expenses to average net assets(5)(8)(9)          0.43%     0.43%     0.43%    0.43%    0.43%    0.43%    0.43%
 Ratio of net investment income/(loss) to average net
     assets(5)                                                 3.33%     4.97%     4.97%    4.48%    2.59%    0.88%    0.95%

----------------------------------------------------------------------------------------------------------------------------------





(1) Effective February 23, 2007, Janus Money Market Fund - Service Shares (the "predecessor fund") was reorganized into Janus Institutional Money Market Fund - Service Shares. The predecessor fund had a fiscal year end of October
    31. The Fund changed its fiscal year to July 31.

(2) Period February 23, 2007 to July 31, 2007.
(3) Period November 1, 2006 to February 23, 2007.
(4) Total return not annualized for periods of less than one full year.
(5) Annualized for periods of less than one year.
(6) The expense ratio reflects expenses prior to any expense offset arrangement.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(8) The ratio was 0.60% in 2008, 0.61% for each period in 2007, 0.60% in 2006,
    0.60% in 2005, 0.60% in 2004, and 0.60% in 2003 before waiver of certain fees incurred by the Fund.

(9) The expense ratio reflects expenses after any expense offset arrangements.





32  Janus Adviser Series


INSTITUTIONAL GOVERNMENT MONEY MARKET FUND - SERVICE SHARES
                                                                   Janus
                                                               Institutional
                                                             Government Money
                                                              Market Fund -             Janus Government Money Market Fund -
                                                             Service Shares(1)                     Service Shares
----------------------------------------------------------------------------------------------------------------------------------
                                                                  Year or
                                                               Period ended
                                                                  July 31                      Years ended October 31
                                                              2008     2007(2)     2007(3)    2006      2005      2004      2003

 NET ASSET VALUE, BEGINNING OF PERIOD                          $1.00      1.00       $1.00     $1.00     $1.00     $1.00     $1.00

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                   0.03      0.02        0.02      0.04      0.03      0.01      0.01
 Net gain/(loss) on securities                                    --        --          --        --        --        --        --

 Total from investment operations                               0.03      0.02        0.02      0.04      0.03      0.01      0.01

 LESS DISTRIBUTIONS:
 Dividends from net investment income                         (0.03)    (0.02)      (0.02)    (0.04)    (0.03)    (0.01)    (0.01)
    Distributions from net realized gains                         --        --          --        --        --        --        --

 Total distributions                                          (0.03)    (0.02)      (0.02)    (0.04)    (0.03)    (0.01)    (0.01)


 NET ASSET VALUE, END OF PERIOD                                $1.00     $1.00       $1.00     $1.00     $1.00     $1.00     $1.00


 Total return(4)                                               3.41%     2.13%       1.59%     4.52%     2.55%     0.88%     0.92%

 Net assets, end of period (in thousands)                   $164,307  $154,087    $177,229  $165,479  $129,083  $142,856  $190,913
 Average net assets for the period (in thousands)           $194,189  $172,735    $161,333  $143,637  $140,016  $164,773  $189,811
 Ratio of gross expenses to average net
     assets(5)(6)(7)(8)                                        0.40%     0.41%       0.41%     0.41%     0.41%     0.40%     0.40%
 Ratio of net expenses to average net assets(5)(8)(9)          0.40%     0.41%       0.41%     0.41%     0.41%     0.40%     0.40%
 Ratio of net investment income/(loss) to average net
     assets(5)                                                 3.31%     4.95%       4.93%     4.44%     2.49%     0.87%     0.91%

----------------------------------------------------------------------------------------------------------------------------------




(1) Effective February 23, 2007, Janus Government Money Market Fund - Service Shares (the "predecessor fund") was reorganized into Janus Institutional Government Money Market Fund - Service Shares. The predecessor fund had a fiscal year end of October 31. The Fund changed its fiscal year to July 31.
(2) Period February 23, 2007 to July 31, 2007.
(3) Period November 1, 2006 to February 23, 2007.
(4) Total return not annualized for periods of less than one full year.
(5) Annualized for periods of less than one year.
(6) The expense ratio reflects expenses prior to any expense offset arrangement.

(7) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(8) The ratio was 0.60% in 2008, 0.61% for the period ended July 31, 2007, 0.60% for the period ended February 23, 2007, 0.61% in 2006, 0.61% in 2005, 0.60%
    in 2004, and 0.60% in 2003 before waiver of certain fees incurred by the Fund.

(9) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  33

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34

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                                                                              35

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36

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




           You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting a Janus representative at 1-877-335-2687. The Funds' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at www.janusintech.com/cash. Additional information about the Funds' investments is available in the Funds' annual and semiannual reports. In the Funds' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Funds.


           The Statement of Additional Information provides detailed information about the Funds and is incorporated into this Prospectus by reference. You may review and copy information about the Funds (including the Funds' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

            (JANUS LOGO)
                    www.janusintech.com/cash

                    PO Box 173375
                    Denver, CO 80217-3375
                    1-800-295-2687

            The Trust's Investment Company Act File No. is 811-9885.

                          November 28, 2008



                          ALTERNATIVE
                            Janus Adviser Global Real Estate Fund
                            Janus Adviser Long/Short Fund

                          BOND
                            Janus Adviser Flexible Bond Fund
                            Janus Adviser Floating Rate High Income Fund
                            Janus Adviser High-Yield Fund

                          GROWTH & CORE
                            Janus Adviser Balanced Fund
                            Janus Adviser Contrarian Fund
                            Janus Adviser Forty Fund
                            Janus Adviser Fundamental Equity Fund
                            Janus Adviser Growth and Income Fund
                            Janus Adviser Large Cap Growth Fund
                            Janus Adviser Mid Cap Growth Fund
                            Janus Adviser Orion Fund
                            Janus Adviser Small-Mid Growth Fund


                          INTERNATIONAL & GLOBAL
                            Janus Adviser Global Research Fund
                            Janus Adviser International Equity Fund

                            Janus Adviser International Forty Fund


                            Janus Adviser International Growth Fund*

                            Janus Adviser Worldwide Fund

                          RISK-MANAGED

                            Janus Adviser INTECH Risk-Managed Core Fund+


                            Janus Adviser INTECH Risk-Managed Growth Fund+

                            Janus Adviser INTECH Risk-Managed International Fund

                            Janus Adviser INTECH Risk-Managed Value Fund+


                          VALUE
                            Janus Adviser Mid Cap Value Fund
                            Janus Adviser Small Company Value Fund



                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS R SHARES
                                 CLASS S SHARES
                       Statement of Additional Information

    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares (collectively, the "Shares") of the Funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Fund. In addition, a subadviser is responsible for the day-to-day operations of certain Funds. Certain Funds do not offer Class R Shares.


    Shares of the Funds may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisors, and other financial intermediaries.



    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectuses dated November 28, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janus.com/info, or by contacting Janus at 1-877-335-2687.



    *The Fund is closed to new investors. Current investors in the Fund may continue to invest in the Fund, as well as reinvest any dividends or capital gains distributions. However, once an account is closed, additional investments in the Fund will not be accepted unless specified criteria are met. Refer to the "Shareholder's Guide" section of the Fund's Prospectus for more details.



    +Class R Shares of the Funds are closed to new plans and other new shareholders effective November 10, 2008. The Board of Trustees approved a plan to terminate and liquidate Class R Shares of the Funds effective on or about March 31, 2009. Refer to the Funds' Prospectus for more details.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks........................................................     2

Investment Adviser and Subadvisers..........................................    33

Custodian, Transfer Agent, and Certain Affiliations.........................    55

Portfolio Transactions and Brokerage........................................    58

Trustees and Officers.......................................................    62

Shares of the Trust.........................................................    76
  Net Asset Value Determination.............................................    76
  Purchases.................................................................    76
  Distribution and Shareholder Servicing Plans..............................    80
  Redemptions...............................................................    83

Income Dividends, Capital Gains Distributions, and Tax Status...............    86

Principal Shareholders......................................................    88

Miscellaneous Information...................................................   106
  Shares of the Trust.......................................................   106
  Shareholder Meetings......................................................   106
  Voting Rights.............................................................   107
  Independent Registered Public Accounting Firm.............................   107
  Registration Statement....................................................   107

Financial Statements........................................................   108

Appendix A..................................................................   109
  Explanation of Rating Categories..........................................   109


CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS ADVISER SERIES

  This Statement of Additional Information includes information about 25 series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

  EQUITY FUNDS. Global Real Estate Fund, Long/Short Fund, Balanced Fund, Contrarian Fund, Forty Fund, Fundamental Equity Fund, Growth and Income Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Orion Fund, Small-Mid Growth Fund, Global Research Fund, International Equity Fund, International Forty Fund, International Growth Fund, Worldwide Fund, Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, Risk-Managed Value Fund, Mid Cap Value Fund, and Small Company Value Fund are referred to collectively in this SAI as the "Equity Funds."

  BOND FUNDS. Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund are referred to collectively in this SAI as the "Bond Funds."

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Global Real Estate Fund, Long/Short Fund, Contrarian Fund, Forty Fund, Orion Fund, and International Forty Fund are classified as nondiversified. Flexible Bond Fund, Floating Rate High Income Fund, High-Yield Fund, Balanced Fund, Fundamental Equity Fund, Growth and Income Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Global Research Fund, International Equity Fund, International Growth Fund, Worldwide Fund, Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, Risk-Managed Value Fund, Mid Cap Value Fund, and Small Company Value Fund are classified as diversified.

SUBADVISERS


  FUNDS SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, and Risk-Managed Value Fund (together, the "Risk-Managed Funds").


  FUND SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Mid Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


  The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Funds. Unless otherwise noted, each of these policies applies to each Fund, except policies (1) and (2), which apply only to the Funds specifically listed in those policies.


  (1) With respect to 75% of its total assets, Flexible Bond Fund, Floating Rate High Income Fund, High-Yield Fund, Balanced Fund, Fundamental Equity Fund, Growth and Income Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, Global Research Fund, International Equity Fund, International Growth Fund, Worldwide Fund, Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, Risk-Managed Value Fund, Mid Cap Value Fund, and Small Company Value Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities),

  Except that:


  (i) Global Real Estate Fund may invest 25% or more of the value of its total assets in the real estate or real estate-related industries and U.S. Government securities, and



  (ii) Long/Short Fund may invest 25% or more of the value of its total assets in U.S. Government securities and securities of other investment companies.


  (3) Invest directly in real estate or interests in real estate; however, a Fund may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that a Fund, with the exception of Long/Short Fund and Floating Rate High Income Fund, may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  In the case of Long/Short Fund and Floating Rate High Income Fund, the Funds may not borrow money, except as permitted by the 1940 Act or exemptions therefrom and the rules and interpretive provisions of the Securities and Exchange Commission ("SEC") thereunder.

  As a fundamental policy, a Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Fund.

  The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:


  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).



  (2) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Fund may engage in short sales other than against the box, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's short sales other than against the box positions will not exceed 10% of its net assets (limitation not applicable to Long/Short Fund). Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.



  (3) The Funds do not intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.



  (4) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  In the case of Long/Short Fund and Floating Rate High Income Fund, the Funds may not mortgage, pledge, hypothecate, or in manner transfer any securities or other assets owned or held by the Funds except in connection with permitted borrowings and in connection with margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving short sales, options, futures contracts, and other permitted investment techniques.


  (5) The Funds do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.



  (6) The Funds may not invest in companies for the purpose of exercising control of management.


  Under the terms of an exemptive order received from the SEC, each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.


  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.


  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

  GLOBAL REAL ESTATE FUND. As a fundamental policy, the Fund will concentrate 25% or more of its net assets in securities of issuers in real estate or related industries.

  BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund will normally be invested in fixed-income senior securities.

INVESTMENT STRATEGIES AND RISKS

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable fund which is classified as diversified. This fluctuation, if significant, may affect the performance of a fund.

Cash Position

  As discussed in the Prospectuses, a Fund's cash position may temporarily increase under various circumstances. Securities that the Funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")


  The Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These Funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These Funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.


Illiquid Investments


  Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of the Funds' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").


  If illiquid securities exceed 15% of a Fund's net assets after the time of purchase, the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Fund to decline.

  Each Fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Fund may make an initial investment of up to 0.5% of a Fund's total assets in any one venture capital company. A Fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending


  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Foreign Securities


  Within the parameters of its specific investment policies, each Fund, and each Risk-Managed Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund's performance may depend on factors other than the performance of a particular company. These factors include:


  CURRENCY RISK. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Fund's ability to buy and sell emerging market securities in a timely manner, affecting the Fund's investment strategies and potentially affecting the value of the Fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  EMERGING MARKETS. Within the parameters of their specific investment policies, the Funds, particularly Global Research Fund and International Growth Fund, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Standard and Poor's/International Finance Corporation Global ("S&P/IFCG") Composite and S&P/IFCG Frontier Markets indices. The S&P/IFCG Composite includes the S&P/International Finance Corporation Investable ("IFCI") Composite, as well as the following emerging market indices: S&P/IFCI Latin America, S&P/IFCI Asia, S&P/IFCI EMEA (Europe, Middle East, Africa), S&P/IFCI Europe, S&P/IFCI Eastern Europe, and S&P/IFCI ME (Middle East) & Africa. Global Real Estate Fund and International Equity Fund will normally limit their investments in emerging market countries to 15% of their net assets. Long/Short Fund, Contrarian Fund, Growth and Income Fund, Orion Fund, and Small-Mid Growth Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Fund's investments by country is contained in the Funds' shareholder reports and Form N-Q reports, which are filed with the SEC.

Borrowing

  Long/Short Fund and Floating Rate High Income Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a Fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Each Fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows a Fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

  The use of borrowing by Long/Short Fund and Floating Rate High Income Fund involves special risk considerations that may not be associated with other funds having similar policies. Because substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the NAV per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of a Fund compared with what it would have been without leverage.

Short Sales

  Each Fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves either selling short a security that a Fund owns, or selling short a security that the Fund has the right to obtain, for delivery at a specified date in the future. The Fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain.

  Each Fund, with the exception of the Risk-Managed Funds, may also engage in other short sales. A Fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, a Fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, a Fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund may realize a gain if the security declines in price between those same dates. Although a Fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, a Fund may also be required to pay a premium, which would increase the cost of the security sold.

  The Funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.


  Until a Fund closes its short position or replaces the borrowed security, the Fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Fund believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions. This requirement to segregate assets limits a Fund's leveraging of its investments and the related risk of losses from leveraging. A Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. With the exception of Long/Short Fund, the total market value of all of a Fund's short sale positions will not exceed 10% of its net assets.


Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each Fund, with the exception of the Risk-Managed Funds, may invest up to 10% (without limit for Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Fund may obtain such cash from selling other portfolio holdings, which may cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The Funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The Funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The Funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Funds' Prospectuses may apply.

Investment Company Securities


  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Funds may invest their cash holdings in affiliated or non-affiliated money market funds. The Funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted as part of a cash sweep program by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Funds invest in money market funds or other funds, the Funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Funds and the money market funds or other funds or investment vehicles in which the Funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the money market funds and other funds.


  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Funds, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  Each Fund, and each Risk-Managed Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' Prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each Fund, particularly Flexible Bond Fund and Balanced Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The Funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

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Other Income-Producing Securities

  Other types of income-producing securities that the Funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money, or its NAV could decline by the use of inverse floaters.


  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.


  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The Funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the Funds may invest in REITs. Global Real Estate Fund may invest a significant amount of its assets in these types of securities.

  REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.


  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.


Mortgage Dollar Rolls

  Global Real Estate Fund, Long/Short Fund, Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, a Fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  A Fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by a Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed security. A Fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on a Fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans and Floating Rate Loans

  Flexible Bond Fund, High-Yield Fund, and Balanced Fund (no more than 20% of each Fund's total assets), Long/Short Fund (no more than 5% of the Fund's total assets) and Floating Rate High Income Fund may invest in bank loans, which include institutionally traded floating rate securities. Floating Rate High Income Fund invests at least 80% of its net assets in floating or adjustable rate loans and other floating rate securities.


  Floating rate loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing. The Funds generally invest in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.



  When a Fund purchases an assignment, the Fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by the Fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, the Fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, the Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.


  If a Fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. The Fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Fund to receive scheduled interest or principal payments may adversely affect the income of the Fund and may likely reduce the value of its assets, which would be reflected by a reduction in the Fund's NAV.


  In the cases of a Fund's investments in floating rate loans through participation interests, the Fund may be more susceptible to the risks of the financial services industries. The Fund may also be subject to greater risks and delays than if the Fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to the Fund, the Fund may be subject to loss of income and/or principal. Additionally, the Fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through which the Fund may have to enforce its rights may not have the same interests as the Fund. The borrower of a loan in which a Fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Fund.





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

  HOW FLOATING RATE LOANS ARE ARRANGED
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. The borrower compensates the agent for its services (which may include structuring the loan, funding the loan, and other continuing services). In larger transactions, there may be several agents. The borrower enters into a loan agreement with the lender or lending syndicate. In a typical floating rate loan arrangement, an agent may administer the loan agreement and may be responsible for the collection of all interest, principal, and fee payments from the borrower. Upon any default, the agent may enforce the terms of the loan following instruction from the lenders.

  In most cases, a Fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as the Fund, and the agent may determine to waive certain covenants contained in the loan agreement that the Fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, the Fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments.

  While the Funds generally expect to invest in fully funded term loans, certain of the senior loans in which the Funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, the Fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where the Fund invests in revolving loans and delayed draw term loans, the Fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to the Fund than investments in senior floating rate loans. Loans involving revolving credit facilities or delayed terms may require the Fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, the Fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

  Purchasers of floating rate loans may pay and/or receive certain fees. The Funds may receive fees such as covenant waiver fees or prepayment penalty fees. A Fund may pay fees such as facility fees. Such fees may affect the Fund's return.

  Floating rate loan transactions may include agents and other intermediate participants who are generally in the financial services industry. Such parties are typically banks, insurance companies, finance companies, and other financial institutions. While the Funds consider the borrower as the issuer of a floating rate loan in most transactions, a Fund may be subject to the risks associated with the financial services sector. Companies in the financial services sector may be more susceptible to economic and regulatory events such as fluctuations in interest rates, changes in the monetary policy, governmental regulations concerning those industries, capital raising activities, and fluctuations in the financial markets.

  INTEREST RATE BENCHMARKS

  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically.


  If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Fund's net asset value as a result of changes in interest rates. The Fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

  COLLATERAL

  Senior floating rate loans generally hold a senior position in the capital structure of a borrower. The senior position in the borrower's capital structure generally gives holders of senior loans a claim to certain of the borrower's assets that is senior to subordinated debt, preferred stock, and common stock in the case of a borrower's default.


  Collateral might include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees by or securities of affiliates of the borrower. In certain cases, collateral may consist solely of securities of the borrower. For the Funds' secured or collateralized investments, lenders may have difficulty liquidating collateral, the collateral might decline in value or be insufficient, or the collateral might be set aside in a court proceeding such as a bankruptcy proceeding. There may be many claims by other lenders against the same collateral.

  Additionally, most borrowers pay debts from generated cash flow. If the borrower's cash flow is insufficient to pay its debts, it may seek to restructure the terms of the loan rather than sell collateral. Such restructuring may be in the form of bankruptcy protection or a negotiated work-out. In the event of such restructurings, a Fund may not recover the full amount of interest and principal due, which in turn would negatively affect the Fund's returns.

  The Funds may also invest in senior and junior subordinated debt and unsecured loans, which may have a higher risk of loss, as there may be little or no collateral on which a lender can foreclose.

  CONDITION OF BORROWERS IN FLOATING RATE LOAN ARRANGEMENTS



  Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. Companies involved in recapitalizations, acquisitions, or refinancing are often borrowers in floating rate loan arrangements.


  The Funds may acquire interests in floating rate loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of assets or longer term financing. Bridge loans involve the risk that the borrower will be unable to secure other financing to replace the bridge loan, which may impair the borrower's creditworthiness and affect the value of a Fund's investment in such loan.

  CREDIT ANALYSIS
  Each Fund's portfolio manager performs credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.

  To the extent that intermediate participants such as financial institutions become subject to regulations that impact the ability of such financial institutions to make senior floating rate loans, the availability of such loans for investment may become limited. Further, legislation or regulation could depress the market value of such loans.


  The Funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place a Fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as the Fund may be limited in its available investments or unable to make accurate assessments related to certain investments.



  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Fund's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of a Fund could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on a Fund by, for example, preventing the Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.


  TRADING OF FLOATING RATE LOANS AND SUPPLY OF FLOATING RATE LOANS
  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. Therefore, an underlying fund may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer, and only limited opportunities may exist to sell such securities in secondary markets. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  OTHER FLOATING RATE SECURITIES
  The Funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on pre-determined dates.

High-Yield/High-Risk Bonds

  Within the parameters of its specific investment policies, each Fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Floating Rate High Income Fund and High-Yield Fund may invest without limit in such bonds. Under normal circumstances, each of the Funds indicated will limit its investments in such bonds to 35% of its net assets (Global Real Estate Fund, Long/Short Fund, Flexible Bond Fund, Balanced Fund, Forty Fund, Growth and Income Fund, Orion Fund, Global Research Fund, International Forty Fund, International Growth Fund, and Worldwide Fund) or 20% of its net assets (Contrarian Fund, Fundamental Equity Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Growth Fund, International Equity Fund, Mid Cap Value Fund, and Small Company Value Fund). The Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds.

  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds may be included in any Fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  A Fund may hold defaulted securities if the portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the Funds generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options, and Other Derivative Instruments

  The Funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Funds may invest in derivative instruments including but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.


  A Fund may use derivative instruments for hedging (offset risks associated with an investment) or for speculative (seek to enhance returns) purposes. When a Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. No Fund may use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.


  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:


  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.


  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Fund creates leverage by using borrowed capital to increase investment return. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.


  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.


  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.


  FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of a Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business. FCMs may no longer maintain margin assets with the Funds' custodian or subcustodian and are required to hold such accounts directly.

  The Funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.


  The Funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Fund may also use this technique with respect to an individual company's stock. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Fund holds an individual company's stock and expects the price of that stock to decline, the Fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.


  With the exception of the Risk-Managed Funds, if a Fund owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Fund's interest rate futures contract would increase, thereby keeping the NAV of that Fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Funds. A Fund's performance could be worse than if the Fund had not used such instruments. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. A purchased option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.



  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.


  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.


  The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").


  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if the portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.


  In general, the Funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract, or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

  The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


  EURODOLLAR INSTRUMENTS. Each Fund, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.


  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.


  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
  (v) low trading volume.



  A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Fund. Such participation may subject a Fund to expenses such as legal fees and may make that Fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that Fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Fund on such committees also may expose that Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Fund's rights as a creditor or to protect the value of securities held by that Fund.


  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Funds may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Funds may write and buy options on the same types of securities that the Funds may purchase directly. The Funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.


  A put option written by a Fund is "covered" if that Fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

  A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

  The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

  A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Fund may not be able to effect closing transactions in particular options and that Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

  A Fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Funds may also purchase and write OTC options on foreign securities indices.

  The Funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The Funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The Funds, with the exception of the Risk-Managed Funds, may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Fund. The Funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If there is a default by the other party to such a transaction, a Fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Fund will not be able to meet its obligation to the counterparty.


  A Fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization ("NRSRO") will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.



  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.


  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. A Fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, that Fund would be subject to investment exposure on the notional amount of the swap. The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.


  Credit default swap agreements may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.



  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.



  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments.


  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Fund's ability to resell such a structured instrument may be more limited than its ability to resell other Fund securities. The Funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Fund's net assets, when combined with all other illiquid investments of each Fund.

PORTFOLIO TURNOVER


  Portfolio turnover rates for the fiscal years ended July 31, 2008 and July 31, 2007 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Fund had sold and purchased securities valued at 100% of its net assets within a one-year period. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Fund, the nature of a Fund's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover may offset gains in Fund performance.



                                                       Portfolio Turnover Rate for      Portfolio Turnover Rate for
                                                          the fiscal year ended            the fiscal year ended
Fund Name                                                    July 31, 2008(1)                 July 31, 2007(1)
-------------------------------------------------------------------------------------------------------------------
ALTERNATIVE
  Global Real Estate Fund                                            8%(2)                           N/A
  Long/Short Fund                                                  156%(3)                           94%
BOND
  Flexible Bond Fund(4)                                            149%                             147%
  Floating Rate High Income Fund                                   170%                             349%(5)
  High-Yield Fund                                                  134%                             117%
GROWTH & CORE
  Balanced Fund                                                     94%                              54%
  Contrarian Fund                                                   49%                              61%
  Forty Fund                                                        40%                              22%
  Fundamental Equity Fund                                          219%(3)                           36%
  Growth and Income Fund                                            69%                              54%
  Large Cap Growth Fund                                             97%                              26%
  Mid Cap Growth Fund                                               55%                              35%
  Orion Fund                                                        83%                              18%
  Small-Mid Growth Fund                                             85%                             100%
INTERNATIONAL & GLOBAL
  Global Research Fund                                              80%(2)                           N/A
  International Equity Fund                                         39%                              57%(6)
  International Forty Fund                                          54%(7)                           N/A
  International Growth Fund                                         40%                              41%
  Worldwide Fund                                                    32%                              24%
RISK-MANAGED
  Risk-Managed Core Fund                                            80%                              96%
  Risk-Managed Growth Fund                                         125%                             113%
  Risk-Managed International Fund                                  105%                             140%(8)
  Risk-Managed Value Fund                                           78%                              71%
VALUE
  Mid Cap Value Fund                                                81%                              79%
  Small Company Value Fund                                          53%                              71%





(1) Annualized for periods of less than one full year.



(2) November 28, 2007 (effective date) to July 31, 2008.




(3) The increase in the portfolio turnover rate was primarily due to a restructuring of the Fund's portfolio as a result of a change in portfolio management.


(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 150% in 2008 and 147% in 2007.


(5) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.

(6) November 28, 2006 (effective date) to July 31, 2007.

(7) May 30, 2008 (effective date) to July 31, 2008.

(8) May 2, 2007 (effective date) to July 31, 2007.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of funds subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each Fund at www.janus.com/info.


  - TOP HOLDINGS. Each Fund's (with the exception of funds subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top holdings of funds subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   ACA Compliance Group                       As needed               Current
   Bowne & Company Inc.                       Daily                   Current
   Brockhouse & Cooper Inc.                   Quarterly               Current
   Brown Brothers Harriman & Co.              Daily                   Current
   Callan Associates Inc.                     As needed               Current
   Cambridge Associates LLC                   Quarterly               Current
   Charles River Systems, Inc.                As needed               Current
   Charles Schwab & Co., Inc.                 As needed               Current
   Citibank, N.A.                             Daily                   Current
   CMS BondEdge                               As needed               Current
   Consulting Services Group, LLC             As needed               Current
   Deloitte & Touche LLP                      As needed               Current
   Deloitte Tax LLP                           As needed               Current
   Dresdner Bank, AG New York Branch          As needed               Current
   Eagle Investment Systems Corp.             As needed               Current
   Eaton Vance Management                     As needed               Current
   Ernst & Young LLP                          As needed               Current
   FactSet Research Systems, Inc.             As needed               Current
   Financial Models Company, Inc.             As needed               Current
   FT Interactive Data Corporation            Daily                   Current
   Institutional Shareholder Services, Inc.   Daily                   Current
   International Data Corporation             Daily                   Current
   Investment Technology Group, Inc.          Daily                   Current
   Jeffrey Slocum & Associates, Inc.          As needed               Current
   Lehman Brothers Inc.                       Daily                   Current
   Marco Consulting Group, Inc.               Monthly                 Current
   Marquette Associates                       As needed               Current
   Markit Loans, Inc.                         Daily                   Current
   Mercer Investment Consulting, Inc.         As needed               Current
   Merrill Communications LLC                 Semi-annually           5 days
   Moody's Investors Service Inc.             Weekly                  7 days or more
   New England Pension Consultants            Monthly                 Current
   Omgeo LLC                                  Daily                   Current
   PricewaterhouseCoopers LLP                 As needed               Current
   Prima Capital Management, Inc.             Quarterly               15 days
   R.V. Kuhns & Associates                    As needed               Current
   Reuters America Inc.                       Daily                   Current
   Rocaton Investment Advisors, LLC           As needed               Current
   Rogerscasey, Inc.                          Quarterly               Current
   Russell/Mellon Analytical Services, LLC    Monthly                 Current
   Sapient Corporation                        As needed               Current
   SEI Investments                            As needed               Current
   SimCorp USA, Inc.                          As needed               Current
   Standard & Poor's                          Daily                   Current
   Standard & Poor's Financial Services       Weekly                  2 days or more
   Standard & Poor's Securities Evaluation    Daily                   Current
   State Street Bank and Trust Company        Daily                   Current

   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   Summit Strategies Group                    Monthly; Quarterly      Current
   The Yield Book Inc.                        Daily                   Current
   Wachovia Securities LLC                    As needed               Current
   Wall Street On Demand, Inc.                Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated           As needed               Current
   Yanni Partners, Inc.                       Quarterly               Current
   Zephyr Associates, Inc.                    Quarterly               Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the Trustees are affiliated persons of Janus Capital as defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain Funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.


  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


  A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janus.com/info, or by contacting a Janus representative at 1-877-335-2687.


  The Funds pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Fund for Funds with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Funds with this fee structure is shown below under "Average Daily Net Assets of Fund." Funds that pay a fee that may adjust up or down based on the Fund's performance relative to its benchmark index have "N/A" in the "Average Daily Net Assets of Fund" column below. The following table also reflects the Funds' contractual fixed-rate investment advisory fee rate for Funds with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Funds that have a performance fee structure.

                                                                                         Contractual
                                                                                     Investment Advisory
                                                              Average Daily Net       Fees/Base Fees (%)
  Fund Name                                                     Assets of Fund          (annual rate)
  ------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Global Real Estate Fund                                           N/A                    0.75
    Long/Short Fund                                           All Asset Levels               1.25

                                                                                         Contractual
                                                                                     Investment Advisory
                                                              Average Daily Net       Fees/Base Fees (%)
  Fund Name                                                     Assets of Fund          (annual rate)
  ------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Fund                                        First $300 Million             0.50
                                                              Over $300 Million              0.40
    Floating Rate High Income Fund                            First $300 Million             0.65
                                                              Over $300 Million              0.55
    High-Yield Fund                                           First $300 Million             0.65
                                                              Over $300 Million              0.55
  GROWTH & CORE
    Balanced Fund                                             All Asset Levels               0.55
    Contrarian Fund                                                   N/A                    0.64
    Forty Fund                                                All Asset Levels               0.64
    Fundamental Equity Fund                                   All Asset Levels               0.60
    Growth and Income Fund                                    All Asset Levels               0.62
    Large Cap Growth Fund                                     All Asset Levels               0.64
    Mid Cap Growth Fund                                       All Asset Levels               0.64
    Orion Fund                                                All Asset Levels               0.64
    Small-Mid Growth Fund                                     All Asset Levels               0.64
  INTERNATIONAL & GLOBAL
    Global Research Fund                                              N/A                    0.64
    International Equity Fund                                         N/A                    0.68
    International Forty Fund                                          N/A                    0.73
    International Growth Fund                                 All Asset Levels               0.64
    Worldwide Fund                                                    N/A                    0.60
  RISK-MANAGED
    Risk-Managed Core Fund                                            N/A                    0.50
    Risk-Managed Growth Fund                                  All Asset Levels               0.50
    Risk-Managed International Fund                           All Asset Levels               0.55
    Risk-Managed Value Fund                                   All Asset Levels               0.50
  VALUE
    Mid Cap Value Fund(1)                                             N/A                    0.64
    Small Company Value Fund                                  All Asset Levels               0.74




(1) Perkins, the Fund's subadviser, receives directly from the Fund a fee equal to 50% of the investment advisory fee (less any fee waivers or expense reimbursements).

  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  APPLIES TO RISK-MANAGED CORE FUND, CONTRARIAN FUND, WORLDWIDE FUND, MID CAP VALUE FUND, INTERNATIONAL EQUITY FUND, GLOBAL REAL ESTATE FUND, GLOBAL RESEARCH FUND, AND INTERNATIONAL FORTY FUND ONLY

  Effective on the dates shown below, each of Risk-Managed Core Fund, Contrarian Fund, Worldwide Fund, Mid Cap Value Fund, International Equity Fund, Global Real Estate Fund, Global Research Fund, and International Forty Fund implemented an investment advisory fee rate that adjusts up or down based upon each Fund's performance relative to the cumulative investment record of its respective benchmark index. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.


                                                                 Effective Date of      Effective Date of
                                                                  Performance Fee        First Adjustment
  Fund                                                              Arrangement          to Advisory Fee
  -------------------------------------------------------------------------------------------------------
  Risk-Managed Core Fund                                              01/01/06               01/01/07
  Contrarian Fund                                                     02/01/06               02/01/07
  Worldwide Fund                                                      02/01/06               02/01/07
  Mid Cap Value Fund                                                  02/01/06               02/01/07
  International Equity Fund                                           12/01/06               12/01/07
  Global Real Estate Fund                                             12/01/07               12/01/08
  Global Research Fund                                                12/01/07               12/01/08
  International Forty Fund                                            06/01/08               06/01/09

  Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Fund consists of two components: (1) a base fee calculated by applying the contractual fixed-rate of the advisory fee to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Fund's Base Fee rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.


  The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Fund, depending upon the investment performance of the Fund relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Fund's investment performance and the cumulative investment record of the Fund's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Fund is calculated net of expenses, whereas a Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Fund and the Fund's benchmark index.



  The investment performance of a Fund's load-waived Class A Shares ("Class A Shares") is used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether a particular Fund's performance was above or below its benchmark index by comparing the investment performance of the Fund's load-waived Class A Shares against the cumulative investment record of that Fund's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.


  The Trustees may determine that a class of shares of a Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

  The Trustees may from time to time determine that another securities index for a Fund is a more appropriate benchmark index for purposes of evaluating the performance of that Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to a particular Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Fund's benchmark index is appropriate.

  It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Fund relative to the record of the Fund's benchmark index and future changes to the size of each Fund.

  If the average daily net assets of a Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Fund had not increased its net assets during the performance measurement period.

  Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

  The Base Fee would be computed as follows:

  $200 million x 0.60% / 12 = $100,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375%
  of $200 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Fund.

  By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

  The Base Fee would be computed as follows:

  $800 million x 0.60% / 12 = $400,000

  If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094%
  of $800 million.

  If the Fund had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

  If the Fund had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.


  The Base Fee for each Fund and the Fund's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                                                Base Fee (%)
  Fund Name                                   Benchmark Index                                  (annual rate)
  ----------------------------------------------------------------------------------------------------------
  Risk-Managed Core Fund                      S&P 500(R) Index(1)                                 0.50(2)
  Contrarian Fund                             S&P 500(R) Index(1)                                 0.64
  Worldwide Fund                              MSCI World Index(SM)(3)                             0.60
  Mid Cap Value Fund                          Russell Midcap(R) Value Index(4)                    0.64(5)
  International Equity Fund                   MSCI EAFE(R) Index(6)                               0.68
  Global Real Estate Fund                     FTSE EPRA/NAREIT Global Real
                                              Estate Index(7)                                     0.75
  Global Research Fund                        MSCI World Growth Index(8)                          0.64
  International Forty Fund                    MSCI All Country World ex-U.S. Index(SM)(9)         0.73


  (1) The S&P 500(R) Index is Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

  (2) Janus Capital, and not Risk-Managed Core Fund, pays INTECH, the Fund's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Fund, and INTECH. Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed-rate based on the Fund's annual average daily net assets to a fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any performance fee adjustments and reimbursements of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to INTECH adjusts upward or downward based on the Fund's performance relative to its benchmark index.


  (3) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (4) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth rates.

  (5) This amount is reduced by the amount payable by Mid Cap Value Fund to Perkins, the subadviser to Mid Cap Value Fund, pursuant to a Sub-Advisory Agreement between Janus Capital and Perkins. Under this Sub-Advisory Agreement, Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise payable by the Fund to Janus Capital (net of any performance fee adjustments and reimbursements of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by the Fund to Perkins adjusts upward or downward based on the Fund's performance relative to its benchmark index.


  (6) The MSCI EAFE(R) Index is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in Europe, Australasia, and the Far East. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (7) The FTSE EPRA/NAREIT Global Real Estate Index is a global market capitalization weighted index composed of listed real estate securities in the North American, European and Asian real estate markets.

  (8) The MSCI World Growth Index measures the performance of growth stocks in developed countries throughout the world. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (9) The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.


  The following hypothetical examples illustrate the application of the Performance Adjustment for each Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Fund as of the fiscal year ended July 31, 2008 are shown below:




  Fund                                                                        Net Assets (000s)
  ---------------------------------------------------------------------------------------------
  Risk-Managed Core Fund                                                          $  113,335
  Contrarian Fund                                                                 $  337,880
  Worldwide Fund                                                                  $  121,579
  Mid Cap Value Fund                                                              $1,081,514
  International Equity Fund                                                       $  162,945
  Global Real Estate Fund                                                         $    6,695
  Global Research Fund                                                            $    4,616
  International Forty Fund                                                        $    1,458

  EXAMPLES: RISK-MANAGED CORE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

  Example 1: Fund Outperforms Its Benchmark By 4%

  If the Fund has outperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                              1/12th of 0.15%             1/12th of 0.65%


  Example 2: Fund Performance Tracks Its Benchmark

  If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                                    0.00                  1/12th of 0.50%



  Example 3: Fund Underperforms Its Benchmark By 4%

  If the Fund has underperformed the S&P 500(R) Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                              1/12th of -0.15%            1/12th of 0.35%




  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Risk-Managed Core Fund, and INTECH, Janus Capital pays INTECH a fee equal to 50% of the advisory fee paid by the Fund to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to INTECH will adjust upward or downward in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Risk-Managed Core Fund's Class A Shares' performance relative to the S&P 500(R) Index.



  EXAMPLES: CONTRARIAN FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the S&P 500(R) Index.

  Example 1: Fund Outperforms Its Benchmark By 7%

  If the Fund has outperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%             1/12th of 0.79%


  Example 2: Fund Performance Tracks Its Benchmark


  If the Fund performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                  1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark By 7%

  If the Fund has underperformed the S&P 500(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%            1/12th of 0.49%



  Because the Fund is a new fund that commenced operations on August 1, 2005, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.


  EXAMPLES: WORLDWIDE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI World Index(SM).

  Example 1: Fund Outperforms Its Benchmark By 6%

  If the Fund has outperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                              1/12th of 0.15%             1/12th of 0.75%



  Example 2: Fund Performance Tracks Its Benchmark


  If the Fund performance has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                    0.00                  1/12th of 0.60%



  Example 3: Fund Underperforms Its Benchmark By 6%

  If the Fund has underperformed the MSCI World Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                              1/12th of -0.15%            1/12th of 0.45%




  EXAMPLES: MID CAP VALUE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the Russell Midcap(R) Value Index.

  Example 1: Fund Outperforms Its Benchmark By 4%

  If the Fund has outperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%             1/12th of 0.79%

  Example 2: Fund Performance Tracks Its Benchmark

  If the Fund performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                  1/12th of 0.64%



  Example 3: Fund Underperforms Its Benchmark By 4%

  If the Fund has underperformed the Russell Midcap(R) Value Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%            1/12th of 0.49%



  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Mid Cap Value Fund, and Perkins, Mid Cap Value Fund pays Perkins a fee equal to 50% of the advisory fee otherwise paid to Janus Capital by the Fund (and Janus Capital's fee is thereby reduced by 50% to account for the fee paid directly to Perkins). This means that the subadvisory fee rate for fees paid by the Fund to Perkins will adjust upward or downward in line with the advisory fee rate for fees paid by the Fund to Janus Capital based on Mid Cap Value Fund's Class A Shares' performance relative to the Russell Midcap(R) Value Index.


  EXAMPLES: INTERNATIONAL EQUITY FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 7.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI EAFE(R) Index.

  Example 1: Fund Outperforms Its Benchmark By 7%

  If the Fund has outperformed the MSCI EAFE(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.68%                                              1/12th of 0.15%             1/12th of 0.83%



  Example 2: Fund Performance Tracks Its Benchmark


  If the Fund performance has tracked the performance of the MSCI EAFE(R) Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.68%                                                    0.00                  1/12th of 0.68%



  Example 3: Fund Underperforms Its Benchmark By 7%

  If the Fund has underperformed the MSCI EAFE(R) Index by 7% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.68%                                              1/12th of -0.15%            1/12th of 0.53%



  Because the Fund is a new fund that commenced operations on November 28, 2006, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.

  EXAMPLES: GLOBAL REAL ESTATE FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the FTSE EPRA/NAREIT Global Real Estate Index.

  Example 1: Fund Outperforms Its Benchmark By 4%

  If the Fund has outperformed the FTSE EPRA/NAREIT Global Real Estate Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.75%                                              1/12th of 0.15%             1/12th of 0.90%




  Example 2: Fund Performance Tracks Its Benchmark


  If the Fund performance has tracked the performance of the FTSE EPRA/NAREIT Global Real Estate Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:



                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.75%                                                    0.00                  1/12th of 0.75%




  Example 3: Fund Underperforms Its Benchmark By 4%

  If the Fund has underperformed the FTSE EPRA/NAREIT Global Real Estate Index by 4% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.75%                                              1/12th of -0.15%            1/12th of 0.60%





  Because the Fund is a new fund that commenced operations on November 28, 2007, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.


  EXAMPLES: GLOBAL RESEARCH FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI World Growth Index.

  Example 1: Fund Outperforms Its Benchmark By 6%

  If the Fund has outperformed the MSCI World Growth Index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of 0.15%             1/12th of 0.79%




  Example 2: Fund Performance Tracks Its Benchmark


  If the Fund performance has tracked the performance of the MSCI World Growth Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:



                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                    0.00                  1/12th of 0.64%

  Example 3: Fund Underperforms Its Benchmark By 6%

  If the Fund has underperformed the MSCI World Growth Index by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                              1/12th of -0.15%            1/12th of 0.49%





  Because the Fund is a new fund that commenced operations on November 28, 2007, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.


  EXAMPLES: INTERNATIONAL FORTY FUND

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund's Class A Shares (waiving the upfront sales load) compared to the investment record of the MSCI All Country World ex-U.S. Index(SM).

  Example 1: Fund Outperforms Its Benchmark By 6%

  If the Fund has outperformed the MSCI All Country World ex-U.S. Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.73%                                              1/12th of 0.15%             1/12th of 0.88%




  Example 2: Fund Performance Tracks Its Benchmark


  If the Fund performance has tracked the performance of the MSCI All Country World ex-U.S. Index(SM) during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:



                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.73%                                                    0.00                  1/12th of 0.73%




  Example 3: Fund Underperforms Its Benchmark By 6%

  If the Fund has underperformed the MSCI All Country World ex-U.S. Index(SM) by 6% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:


                                                                                           Total Advisory Fee Rate
  Base Fee Rate                                          Performance Adjustment Rate            for that Month
  ----------------------------------------------------------------------------------------------------------------
  1/12th of 0.73%                                              1/12th of -0.15%            1/12th of 0.58%





  Because the Fund is a new fund that commenced operations on May 30, 2008, the net assets of the Fund are expected to be increasing during the performance measurement period, which is likely to result in a Performance Adjustment that will be a smaller percentage of the Fund's current assets than would be the case if the Fund's net assets remained constant during the entire performance measurement period.



  EXPENSE LIMITATIONS


  Janus Capital agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class specific distribution and shareholder servicing fees (12b-1), as well as the administrative services fee applicable to Class R Shares and Class S Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Funds, refer to the table in the "Fees and

  Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed to continue such waivers until at least December 1, 2009.



                                                                               Expense Limit
Fund Name                                                                     Percentage (%)
--------------------------------------------------------------------------------------------
ALTERNATIVE
  Global Real Estate Fund                                                         1.25(1)
  Long/Short Fund(2)                                                              1.74
BOND
  Flexible Bond Fund                                                              0.55
  Floating Rate High Income Fund(2)                                               0.90
  High-Yield Fund                                                                 0.90
GROWTH & CORE
  Balanced Fund                                                                   0.57
  Contrarian Fund                                                                 0.95(1)
  Forty Fund                                                                      0.67
  Fundamental Equity Fund                                                         0.70
  Growth and Income Fund                                                          0.99
  Large Cap Growth Fund                                                           0.66
  Mid Cap Growth Fund                                                             0.65
  Orion Fund                                                                      0.95
  Small-Mid Growth Fund                                                           1.05
INTERNATIONAL & GLOBAL
  Global Research Fund                                                            1.00(1)
  International Equity Fund                                                       1.25(1)
  International Forty Fund                                                        1.25(1)
  International Growth Fund                                                       0.73
  Worldwide Fund                                                                  0.65(1)
RISK-MANAGED
  Risk-Managed Core Fund                                                          0.60(1)
  Risk-Managed Growth Fund                                                        0.60
  Risk-Managed International Fund(2)                                              0.65
  Risk-Managed Value Fund(2)                                                      0.60
VALUE
  Mid Cap Value Fund                                                              0.74(1)
  Small Company Value Fund                                                        1.00




(1) Effective January 1, 2006 for Risk-Managed Core Fund, February 1, 2006 for Contrarian Fund, Worldwide Fund, and Mid Cap Value Fund, December 1, 2007 for International Equity Fund, December 1, 2008 for Global Real Estate Fund and Global Research Fund, and June 1, 2009 for International Forty Fund, each Fund has a performance-based investment advisory fee with a rate that adjusts up or down based upon each Fund's performance relative to its respective benchmark index. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, each Fund's expense limit will be in effect until December 1, 2009.

(2) Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to any class of the Fund, with the exceptions noted above, exceed the percentages stated.

  The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the last three fiscal years or periods ended July 31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years or periods shown.



                                             2008                              2007                             2006
                              ----------------------------------    -------------------------       ---------------------------
Fund Name                     Advisory Fees (Waivers)/Recoupment    Advisory Fees   (Waivers)       Advisory Fees   (Waivers)
-------------------------------------------------------------------------------------------------------------------------------
ALTERNATIVE
  Global Real Estate Fund      $    30,285(1)     ($ 30,285)(1)(2)           N/A          N/A                N/A          N/A
  Long/Short Fund              $ 9,473,341         $ 72,749          $   631,885    ($118,129)               N/A          N/A
BOND
  Flexible Bond Fund           $   260,438        ($215,291)         $   227,803    ($158,265)       $   255,173    ($212,913)
  Floating Rate High Income
     Fund                      $    35,711        ($ 35,711)(2)      $    10,712(3) ($ 10,712)(2)(3)         N/A          N/A
  High-Yield Fund              $    22,791        ($ 22,791)(2)      $    20,328    ($ 20,328)(2)    $    16,939    ($ 16,939)(2)
GROWTH & CORE
  Balanced Fund                $ 3,051,781        ($138,991)         $ 3,004,302    ($123,429)       $ 3,130,701    ($228,416)
  Contrarian Fund              $ 1,834,977               --          $   347,722    ($ 75,850)       $    19,588    ($ 19,588)(2)
  Forty Fund                   $34,246,897        ($771,650)         $15,684,965    ($434,641)       $10,132,729    ($288,516)
  Fundamental Equity Fund      $   520,652        ($153,508)         $   493,069    ($122,361)       $   345,456    ($159,593)
  Growth and Income Fund       $ 1,261,663               --          $ 1,738,555           --        $ 1,650,202           --
  Large Cap Growth Fund        $ 1,319,616        ($203,322)         $ 1,068,037    ($167,058)       $ 1,234,809    ($217,449)
  Mid Cap Growth Fund          $ 1,737,257        ($250,316)         $   684,983    ($180,960)       $   657,084    ($234,715)
  Orion Fund                   $   207,172        ($124,453)         $    24,344    ($ 24,344)(2)    $     7,348    ($  7,348)(2)
  Small-Mid Growth Fund        $    36,064        ($ 36,064)(2)      $    21,281    ($ 21,281)(2)    $    10,467    ($ 10,467)(2)
INTERNATIONAL & GLOBAL
  Global Research Fund         $    12,140(1)     ($ 12,140)(1)(2)           N/A          N/A                N/A          N/A
  International Equity Fund    $   524,895        ($    418)         $    40,602(4) ($ 40,602)(2)(4)         N/A          N/A
  International Forty Fund     $     1,367(5)     ($  1,367)(2)(5)           N/A          N/A                N/A          N/A
  International Growth Fund    $14,280,221        ($ 49,661)         $ 7,022,049    ($  4,021)       $ 3,008,452    ($  8,709)
  Worldwide Fund               $   895,638        ($125,258)         $   885,197    ($189,331)(6)    $ 1,980,411    ($112,187)
RISK-MANAGED
  Risk-Managed Core Fund       $   613,633        ($  1,221)         $   695,232    ($ 12,744)       $   264,681    ($172,466)
  Risk-Managed Growth Fund     $ 7,314,142               --          $ 5,897,087           --        $   984,578    ($ 68,940)
  Risk-Managed International
     Fund                      $    55,815        ($ 55,815)(2)      $    13,494(7) ($ 13,494)(2)(7)         N/A          N/A
  Risk-Managed Value Fund      $   297,969        ($180,009)         $   164,724    ($159,469)       $    44,801(8) ($ 44,801)(2)(8)
VALUE
  Mid Cap Value Fund           $ 6,110,145        ($782,755)         $ 2,820,570           --        $ 1,238,804    ($289,866)
  Small Company Value Fund     $   355,335        ($148,061)         $   254,699    ($105,060)       $   188,824    ($ 72,458)




(1) November 28, 2007 (effective date) to July 31, 2008.

(2) Fee waiver by Janus Capital exceeded the advisory fee.
(3) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.
(4) November 28, 2006 (effective date) to July 31, 2007.

(5) May 30, 2008 (effective date) to July 31, 2008.

(6) The amount shown reflects a fee waiver which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Fund's base management fee, at the annual rate up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Fund for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Fund's primary benchmark index performance for the period (reduced for certain percentages of underperformance).
(7) May 2, 2007 (effective date) to July 31, 2007.
(8) December 30, 2005 (effective date) to July 31, 2006.

SUBADVISERS

  Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, and Risk-Managed Value Fund, and Mid Cap Value Fund.


INTECH INVESTMENT MANAGEMENT LLC



  Janus Capital has entered into Sub-Advisory Agreements with INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC), CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, on behalf of Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, and Risk-Managed Value Fund.

  INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital indirectly owns approximately 89.2% of the outstanding voting shares of INTECH.


  Under the Sub-Advisory Agreements between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, and Risk-Managed Value Fund. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Funds with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Funds; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Funds. The Sub-Advisory Agreements provide that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Funds, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreements and except to the extent otherwise provided by law.

  The Sub-Advisory Agreements will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Funds and in either case by vote of a majority of the Independent Trustees of the Funds. The Sub-Advisory Agreements are subject to termination by the Funds or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreements.

  PERFORMANCE-BASED SUB-ADVISORY FEE

  APPLIES TO RISK-MANAGED CORE FUND
  Effective January 1, 2006, the subadvisory fee rate for Risk-Managed Core Fund changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Fund's load-waived Class A Shares relative to the S&P 500(R) Index. Janus Capital, and not Risk-Managed Core Fund, pays this fee. The following discussion provides additional details regarding this change.


  On December 29, 2005, shareholders of Risk-Managed Core Fund approved an amended subadvisory agreement between Janus Capital, on behalf of the Fund, and INTECH that introduced a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts upward or downward based upon the performance of the Fund's load-waived Class A Shares relative to its benchmark index, the S&P 500(R) Index. Effective January 1, 2008, the subadvisory fee rate paid under the Amended Sub-Advisory Agreement was restructured so that the fee rate paid by Janus Capital to INTECH is equal to 50% of the advisory fee payable by the Fund to Janus Capital (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by Janus Capital.)


PERKINS, WOLF, MCDONNELL AND COMPANY, LLC

  Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Fund with Perkins, Wolf, McDonnell and Company, LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

  Perkins: (i) manages the investment operations of the Fund; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.

  Perkins and its predecessor have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital has a 30% ownership stake in Perkins.

  Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.




  The Sub-Advisory Agreement with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Fund, and in either case by vote of a majority of the Independent Trustees of the Fund. The Sub-Advisory Agreement is subject to termination without cause by Janus Capital or the Trust on 60 days' written notice, or material breach of Janus Capital's or Perkins' duties if that breach is not cured within a 20-day period after notice of breach, or if Perkins is unable to discharge its duties and obligations, and terminates automatically in the event of the assignment or termination of the Investment Advisory Agreement. Perkins may terminate the Sub-Advisory Agreement upon three years' notice.


  PERFORMANCE-BASED SUB-ADVISORY FEE

  APPLIES TO MID CAP VALUE FUND
  As a result of shareholder approval of Mid Cap Value Fund's amended investment advisory agreement between Janus Capital and the Trust, on behalf of the Fund, effective February 1, 2006, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of the Fund's load-waived Class A Shares relative to the Russell Midcap(R) Value Index, the Fund's benchmark index. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from the Fund equal to 50% of the advisory fee payable to Janus Capital from the Fund before reduction of the Janus fee by the amount of the fee payable to Perkins (net of any reimbursement of expenses incurred or fees waived by Janus Capital).


  Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended July 31, 2008.



  Fund Name                                  Subadviser        Contractual Rate(1) (%)
  ------------------------------------------------------------------------------------
  Risk-Managed Core Fund                       INTECH                 0.25(2)(3)
  Risk-Managed Growth Fund                     INTECH                 0.25(3)
  Risk-Managed International Fund              INTECH                 0.257(3)
  Risk-Managed Value Fund                      INTECH                 0.25(3)
  Mid Cap Value Fund                           Perkins                0.32(2)





  (1) Prior to any fee reimbursement, if applicable.


  (2) Prior to any performance adjustment, if applicable.


  (3) Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Fund's annual average daily net assets (and, in the case of Risk-Managed Core Fund, plus or minus half of any applicable performance fee adjustment) to a fee equal to 50% of the investment advisory fee rate paid by the Fund to Janus Capital (net of any applicable performance fee adjustment).




  The Risk-Managed Funds pay no fees directly to INTECH. Janus Capital pays these subadvisory fees out of its advisory fees. Effective January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on each Fund's annual average daily net assets (and, in the case of Risk-Managed Core Fund, plus or minus half of any applicable performance fee adjustment) to a fee equal to 50% of the investment advisory fee rate paid by each Risk-Managed Fund to Janus Capital (net of any applicable performance fee adjustment for Risk-Managed Core Fund). Prior to this change, the subadvisory fee rate for each Fund was 0.26%. With respect to Risk-Managed International Fund and Risk-Managed Value Fund, INTECH has agreed to waive, in whole or in part, the subadvisory fees paid by Janus Capital.



  For the fiscal year ended July 31, 2008, Janus Capital paid subadvisory fees to INTECH in the amounts of $315,009.53, $3,728,202.80, $27,292.35, and
  $151,654.29, for Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, and Risk-Managed Value Fund, respectively.



  For the fiscal year ended July 31, 2008, Mid Cap Value Fund paid subadvisory fees to Perkins in the amount of $3,055,072.65.



OTHER PAYMENTS


  In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more Funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described. In addition, procedures prohibit the execution of a short sale by Long/Short Fund when another fund or account managed by Long/Short Fund's investment personnel hold the security long. The procedures also require approvals of Janus Capital senior management in other situations that raise potential conflicts of interest, as well as periodic monitoring of long and short trading activity of the Long/Short Fund and other Janus funds and accounts.

  INTECH has adopted its own allocation procedures, which apply to the Risk-Managed Funds. INTECH, the subadviser for Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, and Risk-Managed Value Fund, generates daily trades for all of its clients, including the Risk-Managed Funds, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.


  Perkins, the subadviser for Mid Cap Value Fund, may buy and sell securities, or engage in other investments, on behalf of multiple clients, including Mid Cap Value Fund. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.



  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.



  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds are used to purchase shares of Janus institutional money market funds. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the Janus institutional money market funds and the Investing Funds.


  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital, INTECH, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital, INTECH, and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, and Janus Distributors personnel may be required to forfeit profits made from personal trading.
  PERKINS CODE OF ETHICS
  Perkins has adopted its own Code of Ethics, (the "Code"), which Perkins has certified complies with Rule 17j-1 under the 1940 Act. The Code establishes policies and procedures that govern certain types of personal securities transactions by employees of Perkins. Subject to the requirements and restrictions of the Code, under certain circumstances, individuals are permitted to make personal securities transactions, including the sale of securities that may be purchased or held by the funds. The Code has provisions that require the employees of Perkins to conduct their personal securities transactions in a manner that does not operate adversely to the interests of the funds and to avoid serving their own personal interests ahead of the funds' and their shareholders'.

PROXY VOTING POLICIES AND PROCEDURES


  Each Fund's Board of Trustees has delegated to Janus Capital or the Fund's subadviser, as applicable, the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

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  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.


  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.




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  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.


INTECH Investment Management LLC

Proxy Voting Procedures

  The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.


  GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged Institutional Shareholder Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with the ISS Benchmark Proxy Voting Guidelines, ISS Taft-Hartley Proxy Voting Guidelines, ISS Public Fund Proxy Voting Guidelines, ISS Social Proxy Voting Guidelines, or ISS Catholic Proxy Voting Guidelines (collectively referred to as "ISS Recommendations"). The ISS Recommendations are designed with the intent on maximizing the long-term economic benefits of shareholders.


  INTECH will vote all proxies on behalf of client's accounts in accordance with the ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:

  - Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with the ISS Benchmark ("ISS-BK") Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.


  - Union and Union Taft-Hartley clients in accordance with the ISS Taft-Hartley ("ISS-TH") Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS, in conjunction with the AFL-CIO, with a worker-owner view of long-term corporate value.



  - Public Fund clients in accordance with ISS Public Fund ("ISS-PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants and beneficiaries.



  - Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS Social ("ISS-SOCIAL") Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and sound corporate governance, along with the ethical behavior of corporations and the social and environmental impact of their actions. The ISS Catholic Proxy Voting Guidelines ("ISS-CATHOLIC") are also available to clients.


  Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information



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  about ISS and the ISS Recommendations is available at
  http://www.riskmetrics.com/policy/2008/policy_information. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.



  DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Janus Investment Accounting Operations Group of Janus Capital to provide the administration for its proxy voting.


  JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines.


  VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendations that best represents the client type. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with the ISS-BK Proxy Voting Guidelines.


  CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:

  - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, or ISS-CATHOLIC Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.

  - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

  - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

  - Any attempts to influence the proxy voting process shall be reported immediately to INTECH's Chief Compliance Officer.

  - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.

  - At least annually, INTECH reviews ISS' Policies, Procedures, and Practices Regarding Potential Conflicts of Interest ("ISS Conflict Policy"), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates, to ensure ISS' Conflict Policy is reasonably designed to minimize any such potential conflicts of interest.




  In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's Chief Operating Officer, General Counsel, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.


  REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS-BK, ISS-TH, ISS-PUBLIC, ISS-SOCIAL, and ISS-CATHOLIC Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.

  REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins, Wolf, McDonnell and Company, LLC
Proxy Voting Summary for Mutual Funds

  Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

  PROXY VOTING PROCEDURES

  Perkins has developed proxy voting guidelines (the "Perkins Wolf Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Wolf Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Wolf Proxy Voting Committee (the "Perkins Proxy Voting Committee"). Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Wolf Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Wolf Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Perkins Proxy Voting Committee is to develop the Perkins Wolf Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Wolf Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Wolf Guidelines are predetermined. However, for proxy votes that are inconsistent with the Perkins Wolf Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Wolf Guidelines for use in voting proxies. Below is a summary of some of the Perkins Wolf Guidelines.

  BOARD OF DIRECTORS ISSUES
  Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Perkins Wolf Guidelines, Perkins will generally vote pursuant to that Perkins Wolf Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Wolf Guidelines.




54

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CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.


  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class R Shares and Class S Shares of each Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class R Shares and Class S Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.

  For the fiscal years or periods ended July 31, the total amounts paid by Class R Shares and Class S Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and service providers) for administrative services are summarized below:




                                                         Administrative        Administrative        Administrative
                                                          Services Fees         Services Fees         Services Fees
Fund Name                                                 July 31, 2008         July 31, 2007         July 31, 2006
-------------------------------------------------------------------------------------------------------------------
ALTERNATIVE
  Global Real Estate Fund
     Class S Shares                                        $      738(1)                N/A                   N/A
  Long/Short Fund
     Class R Shares                                        $    1,503            $    2,855                   N/A
     Class S Shares                                        $  148,150            $   17,162                   N/A
BOND
  Flexible Bond Fund
     Class R Shares                                        $      411            $      236            $       26
     Class S Shares                                        $   91,441            $   99,753            $  114,886
  Floating Rate High Income Fund
     Class S Shares                                        $    3,127            $    1,042(2)                N/A
  High-Yield Fund
     Class R Shares                                        $    1,710            $    1,713            $    1,566
     Class S Shares                                        $    1,722            $    1,720            $    1,602
GROWTH & CORE
  Balanced Fund
     Class R Shares                                        $    3,371            $      110            $       58
     Class S Shares                                        $1,223,900            $1,312,066            $1,377,148
  Contrarian Fund
     Class R Shares                                        $    5,853            $    1,520            $      674
     Class S Shares                                        $   32,970            $   12,353            $      901
  Forty Fund
     Class R Shares                                        $  134,528            $   31,829            $    5,324
     Class S Shares                                        $8,839,597            $4,917,081            $3,316,392
  Fundamental Equity Fund
     Class R Shares                                        $    1,104            $      220            $       65
     Class S Shares                                        $  132,385            $  167,728            $  116,731
  Growth and Income Fund
     Class R Shares                                        $    8,294            $    7,897            $    1,652
     Class S Shares                                        $  342,998            $  664,861            $  637,567
  Large Cap Growth Fund
     Class R Shares                                        $      592            $       34            $       29
     Class S Shares                                        $  365,327            $  407,145            $  475,965
  Mid Cap Growth Fund
     Class R Shares                                        $   17,445            $    2,182            $      121
     Class S Shares                                        $  360,346            $  242,890            $  245,545
  Orion Fund
     Class R Shares                                        $    3,250            $    1,471            $      667
     Class S Shares                                        $   10,200            $    1,426            $      710
  Small-Mid Growth Fund
     Class R Shares                                        $    2,587            $    1,071            $      701
     Class S Shares                                        $    1,231            $      969            $      793
INTERNATIONAL & GLOBAL
  Global Research Fund
     Class S Shares                                        $      807(1)                N/A                   N/A
  International Equity Fund
     Class R Shares                                        $    1,619            $      931(3)                N/A
     Class S Shares                                        $    7,093            $      952(3)                N/A
  International Forty Fund
     Class S Shares                                        $      102(4)                N/A                   N/A
  International Growth Fund
     Class R Shares                                        $  128,979            $   18,461            $      457
     Class S Shares                                        $3,837,562            $2,312,338            $1,115,066
  Worldwide Fund
     Class R Shares                                        $    1,502            $      147            $       29
     Class S Shares                                        $  293,643            $  360,833            $  823,089

                                                         Administrative        Administrative        Administrative
                                                          Services Fees         Services Fees         Services Fees
Fund Name                                                 July 31, 2008         July 31, 2007         July 31, 2006
-------------------------------------------------------------------------------------------------------------------
RISK-MANAGED
  Risk-Managed Core Fund
     Class R Shares                                        $    1,444            $      447            $       30
     Class S Shares                                        $   56,334            $   88,143            $   30,923
  Risk-Managed Growth Fund
     Class R Shares                                        $      468            $       55            $       34
     Class S Shares                                        $  293,088            $  378,840            $  242,896
  Risk-Managed International Fund
     Class S Shares                                        $    6,193            $    1,551(5)                N/A
  Risk-Managed Value Fund
     Class R Shares                                        $    1,050            $      809            $      374(6)
     Class S Shares                                        $      710            $      736            $      375(6)
VALUE
  Mid Cap Value Fund
     Class R Shares                                        $   18,287            $    6,587            $    2,576
     Class S Shares                                        $  272,652            $  239,348            $  143,688
  Small Company Value Fund
     Class R Shares                                        $   12,741            $   11,558            $    7,294
     Class S Shares                                        $   73,519            $   67,741            $   53,807




(1) November 28, 2007 (effective date) to July 31, 2008.

(2) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.
(3) November 28, 2006 (effective date) to July 31, 2007.

(4) May 30, 2008 (effective date) to July 31, 2008.

(5) May 2, 2007 (effective date) to July 31, 2007.
(6) December 30, 2005 (effective date) to July 31, 2006.
Note: Certain Funds do not offer Class R Shares.

  Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.

  The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Fund, except for Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund, which each pay $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Funds use DST systems to track and process redemption fees and contingent deferred sales charges. The Funds currently pay DST annual per account rates for these systems. These fees are only charged to classes of the Funds with redemption fees or contingent deferred sales charges.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Janus Capital places all portfolio transactions of the Funds, except for the Risk-Managed Funds. With respect to the Risk-Managed Funds, INTECH places portfolio transactions using its proprietary trade system software. With respect to Mid Cap Value Fund, Janus Capital places all portfolio transactions solely upon Perkins' direction.

  Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for funds subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.

  Long/Short Fund intends to maintain a prime brokerage arrangement to facilitate short sale transactions. A prime broker may provide, and the current prime broker of the Fund is expected to provide, services and products to Janus Capital in connection with the lending, short selling facilities, and related services the prime broker provides to the Fund and other clients. These services may include, without limitation, electronic interfaces, software and various reports in connection with short sale activity. As a result of these services and products, Janus Capital may have an incentive to use the prime broker to effect transactions for the Fund or to accept less favorable pricing for prime brokerage services (including interest and similar charges on short positions).

  For the fiscal year ended July 31, 2008, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below.



Fund Name                                                            Commissions     Transactions
--------------------------------------------------------------------------------------------------
ALTERNATIVE
  Global Real Estate Fund                                             $    1,974    $    2,681,045
  Long/Short Fund                                                     $4,107,876    $3,400,106,062
GROWTH & CORE
  Balanced Fund                                                       $  105,374    $  117,034,882
  Contrarian Fund                                                     $  392,973    $  230,132,792
  Forty Fund                                                          $1,848,929    $3,433,488,421
  Fundamental Equity Fund                                             $  107,676    $  120,622,453
  Growth and Income Fund                                              $  147,553    $  124,540,532
  Large Cap Growth Fund                                               $  166,081    $  173,513,155
  Mid Cap Growth Fund                                                 $  291,500    $  307,595,850
  Orion Fund                                                          $   80,309    $   52,390,651
  Small-Mid Growth Fund                                               $    5,677    $    4,627,676
INTERNATIONAL & GLOBAL
  Global Research Fund                                                $    3,220    $    3,308,222
  International Equity Fund                                           $  122,342    $   78,588,610
  International Forty Fund                                            $      686    $      640,531
  International Growth Fund                                           $2,043,531    $1,088,624,705
  Worldwide Fund                                                      $   58,730    $   49,096,028
RISK-MANAGED
  INTECH Risk-Managed Core Fund                                       $  104,032    $  126,058,956
  INTECH Risk-Managed Growth Fund                                     $1,081,877    $1,387,798,171
  INTECH Risk-Managed International Fund                              $    3,198    $    5,325,317
  INTECH Risk-Managed Value Fund                                      $   41,799    $   41,310,783
VALUE
  Mid Cap Value Fund                                                  $  563,186    $  660,803,971
  Small Company Value Fund                                            $   33,172    $   22,611,339



Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.

  Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Fund.

  Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

  INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

  INTECH does not consider research services in selecting brokers. For the Risk-Managed Funds, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.


  The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal years or periods ending July 31 of each year shown.



Fund Name                                                      2008           2007           2006
----------------------------------------------------------------------------------------------------
ALTERNATIVE
  Global Real Estate Fund                                   $    5,292(1)         N/A            N/A
  Long/Short Fund                                           $7,668,176     $  598,453            N/A
BOND
  Flexible Bond Fund                                                --             --     $       50
  Floating Rate High Income Fund                                    --             --(2)         N/A
  High-Yield Fund                                                   --     $       70     $       70
GROWTH & CORE
  Balanced Fund                                             $  213,616     $  205,602     $  196,041
  Contrarian Fund                                           $  642,583     $  212,924     $   10,867
  Forty Fund                                                $3,773,022     $1,405,178     $1,109,835
  Fundamental Equity Fund                                   $  279,920     $   96,930     $   60,892
  Growth and Income Fund                                    $  302,726     $  302,999     $  188,273
  Large Cap Growth Fund                                     $  348,928     $  101,201     $  295,551
  Mid Cap Growth Fund                                       $  624,556     $  168,509     $   77,851
  Orion Fund                                                $  152,677     $    5,637     $    1,800
  Small-Mid Growth Fund                                     $   13,041     $   22,764     $   12,678
INTERNATIONAL & GLOBAL
  Global Research Fund                                      $    6,672(1)         N/A            N/A
  International Equity Fund                                 $  236,981     $   45,528(3)         N/A
  International Forty Fund                                  $    1,526(4)         N/A            N/A
  International Growth Fund                                 $3,648,144     $2,680,671     $1,368,222
  Worldwide Fund                                            $  120,172     $  136,562     $  857,264
RISK-MANAGED
  Risk-Managed Core Fund                                    $  255,030     $  172,434     $   75,747
  Risk-Managed Growth Fund                                  $2,641,732     $1,609,247     $  287,314
  Risk-Managed International Fund                           $   12,781     $    8,646(5)         N/A
  Risk-Managed Value Fund                                   $  108,028     $   31,632     $   13,677(6)
VALUE
  Mid Cap Value Fund                                        $1,365,397     $  848,508     $  394,543
  Small Company Value Fund                                  $   75,727     $   83,647     $   32,446




(1) November 28, 2007 (effective date) to July 31, 2008.

(2) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.
(3) November 28, 2006 (effective date) to July 31, 2007.

(4) May 30, 2008 (effective date) to July 31, 2008.

(5) May 2, 2007 (effective date) to July 31, 2007.
(6) December 30, 2005 (effective date) to July 31, 2006.

  Brokerage commissions paid by a Fund may vary significantly from year to year because of portfolio turnover rates, broker-dealer or other financial intermediary purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.


  As of July 31, 2008, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:



                                                                                      Value of
                                                    Name of                          Securities
Fund Name                                           Broker-Dealer                       Owned
------------------------------------------------------------------------------------------------
BOND

  Janus Adviser Flexible Bond Fund                  Citigroup, Inc.                 $    322,061
                                                    Credit Suisse Group             $    668,874
                                                    Goldman Sachs Group, Inc.       $    495,980
                                                    JP Morgan Chase & Co.           $    661,702
                                                    Morgan Stanley Co.              $    549,676

  Janus Adviser Floating Rate High Income Fund      Lehman Brothers, Inc.           $  1,900,000

  Janus Adviser High Yield Fund                     Goldman Sachs Group, Inc.       $      8,670

GROWTH & CORE

  Balanced Fund                                     Citigroup, Inc.                 $  1,236,483
                                                    Credit Suisse Group             $  2,401,337
                                                    Goldman Sachs Group, Inc.       $  1,598,387
                                                    JP Morgan Chase & Co.           $  3,689,204
                                                    JP Morgan Chase & Co.           $  2,381,930
                                                    Morgan Stanley & Co., Inc.      $  1,707,075

  Forty Fund                                        Goldman Sachs Group, Inc.       $192,656,937
                                                    Lehman Brothers, Inc.           $ 91,702,538

  Fundamental Equity Fund                           JP Morgan Chase & Co.           $  3,428,156

  Growth & Income Fund                              Citigroup, Inc.                 $    454,669
                                                    Goldman Sachs Group, Inc.       $  1,460,357
                                                    JP Morgan Chase & Co.           $  1,633,326

  Large Cap Growth Fund                             Goldman Sachs Group, Inc.       $  2,048,365
                                                    JP Morgan Chase & Co.           $  3,123,635

  Orion Fund                                        Goldman Sachs Group, Inc.       $    541,998
                                                    Lehman Brothers, Inc.           $    303,103

INTERNATIONAL & GLOBAL

  Janus Adviser Global Research Fund                JP Morgan Chase & Co.           $     19,299
                                                    Lehman Brothers, Inc.           $     18,727
                                                    UBS A.G.                        $     10,949

  Janus Adviser International Forty Fund            UBS A.G.                        $     23,311

  Janus Adviser Worldwide Fund                      JP Morgan Chase & Co.           $  4,128,333
                                                    UBS A.G.                        $  1,610,724

RISK-MANAGED

  Risk-Managed Core Fund                            Citigroup, Inc.                 $    149,520
                                                    Goldman Sachs Group, Inc.       $    276,060
                                                    JP Morgan Chase & Co.           $    328,534
                                                    Lehman Brothers, Inc.           $    138,720

  Risk-Managed Value Fund                           Citigroup, Inc.                 $  1,284,003
                                                    Goldman Sachs Group, Inc.       $    570,524
                                                    JP Morgan Chase & Co.           $    995,435
                                                    Lehman Brothers, Inc.           $     48,552
                                                    Morgan Stanley Co.              $     67,116

VALUE

  Mid Cap Value Fund                                Deutsche Bank Group             $109,200,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.



-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    4/00-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    4/00-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    4/00-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    4/00-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH FUNDS          TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Patrick Brophy               Executive Vice President and       11/07-Present     Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Principal at THK Associates, Inc.
 Denver, CO 80206             Janus Adviser Global Real Estate                     (market economics and land planning firm)
 DOB: 1965                    Fund                                                 (1990-2005).
------------------------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman          Executive Vice President and Co-   11/07-Present     Co-Chief Investment Officer and Executive
 151 Detroit Street           Portfolio Manager                                    Vice President of Janus Capital, and
 Denver, CO 80206             Janus Adviser Large Cap Growth                       Portfolio Manager for other Janus accounts.
 DOB: 1971                    Fund                                                 Formerly, Portfolio Manager (2002-2007) for
                                                                                   Janus Adviser Mid Cap Growth Fund and Vice
                                                                                   President (1998-2006) of Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 David C. Decker              Executive Vice President and       6/05-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Adviser Contrarian Fund
 DOB: 1966
                              Executive Vice President and Co-   8/06-Present
                              Portfolio Manager
                              Janus Adviser Long/Short Fund
------------------------------------------------------------------------------------------------------------------------------
 Brian Demain                 Executive Vice President and       11/07-Present     Formerly, Assistant Portfolio Manager
 151 Detroit Street           Portfolio Manager                                    (2004-2007) of Janus Adviser Mid Cap Growth
 Denver, CO 80206             Janus Adviser Mid Cap Growth                         Fund and Analyst (1999-2007) for Janus
 DOB: 1977                    Fund                                                 Capital.
------------------------------------------------------------------------------------------------------------------------------
 John Eisinger                Executive Vice President and       1/08-Present      Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Research Analyst (2003-2007) for
 Denver, CO 80206             Janus Adviser Orion Fund                             Janus Capital.
 DOB: 1977
------------------------------------------------------------------------------------------------------------------------------
 James P. Goff                Executive Vice President           11/07-Present     Vice President and Director of Research of
 151 Detroit Street           Janus Adviser Fundamental Equity                     Janus Capital.
 Denver, CO 80206             Fund
 DOB: 1964
                              Executive Vice President           11/07-Present
                              Janus Adviser Global Research
                              Fund
------------------------------------------------------------------------------------------------------------------------------
 Jason Groom                  Executive Vice President and       5/07-Present      Fixed-Income Analyst for Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus account.
 Denver, CO 80206             Janus Adviser Floating Rate High                     Formerly, Analyst for ING Investments
 DOB: 1969                    Income Fund                                          (1998-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jakob V. Holm                Executive Vice President and       7/05-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Adviser Small Company
 DOB: 1971                    Value Fund
------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn                Executive Vice President and       1/01-Present      Vice President of Janus Capital.
 151 Detroit Street           Portfolio Manager
 Denver, CO 80206             Janus Adviser International
 DOB: 1964                    Growth Fund
------------------------------------------------------------------------------------------------------------------------------
 Chad Meade                   Executive Vice President and Co-   7/06-Present      Research Analyst of Janus Capital.
 151 Detroit Street           Portfolio Manager                                    Formerly, Analyst for Goldman Sachs' global
 Denver, CO 80206             Janus Adviser Small-Mid Growth                       investment research team.
 DOB: 1977                    Fund
------------------------------------------------------------------------------------------------------------------------------
 Marc Pinto                   Executive Vice President and Co-   5/05-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Adviser Balanced Fund
 DOB: 1961
                              Executive Vice President and       11/07-Present
                              Portfolio Manager
                              Janus Adviser Growth and Income
                              Fund
------------------------------------------------------------------------------------------------------------------------------
 Daniel Riff                  Executive Vice President and Co-   11/07-Present     Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Analyst (2003-2007) for Janus
 Denver, CO 80206             Janus Adviser Large Cap Growth                       Capital.
 DOB: 1972                    Fund

                              Co-Portfolio Manager               8/06-Present
                              Janus Adviser Long/Short Fund
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH FUNDS          TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Ron Sachs                    Executive Vice President and       1/08-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Adviser Forty Fund                             Formerly, Portfolio Manager (2000-2007) for
 DOB: 1967                                                                         Janus Adviser Orion Fund and Portfolio
                                                                                   Manager (2005-2006) for Janus Adviser
                                                                                   Small-Mid Growth Fund.
------------------------------------------------------------------------------------------------------------------------------
 Laurent Saltiel              Executive Vice President and       11/06-Present     Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital and Portfolio Manager for
 Denver, CO 80206             Janus Adviser International                          other Janus accounts.
 DOB: 1969                    Equity Fund

                              Executive Vice President and       5/08-Present
                              Portfolio Manager
                              Janus Adviser International
                              Forty Fund
------------------------------------------------------------------------------------------------------------------------------
 Brian A. Schaub              Executive Vice President and Co-   7/06-Present      Portfolio Manager for other Janus accounts
 151 Detroit Street           Portfolio Manager                                    and Research Analyst of Janus Capital.
 Denver, CO 80206             Janus Adviser Small-Mid Growth
 DOB: 1978                    Fund
------------------------------------------------------------------------------------------------------------------------------
 Gibson Smith                 Executive Vice President and Co-   5/05-Present      Co-Chief Investment Officer and Executive
 151 Detroit Street           Portfolio Manager                                    Vice President of Janus Capital; Executive
 Denver, CO 80206             Janus Adviser Balanced Fund                          Vice President of Janus Distributors LLC
 DOB: 1968                                                                         and Janus Services LLC; and Portfolio
                              Executive Vice President and Co-   5/07-Present      Manager for other Janus accounts. Formerly,
                              Portfolio Manager                                    Vice President (2003-2006) of Janus
                              Janus Adviser Flexible Bond Fund                     Capital.

                              Executive Vice President and Co-   6/05-Present
                              Portfolio Manager
                              Janus Adviser High-Yield Fund
------------------------------------------------------------------------------------------------------------------------------
 Darrell Watters              Executive Vice President and Co-   5/07-Present      Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital and Portfolio Manager for
 Denver, CO 80206             Janus Adviser Flexible Bond Fund                     other Janus accounts.
 DOB: 1963                                                       7/08-Present
                              Executive Vice President and Co-
                              Portfolio Manager
                              Janus Adviser High-Yield Fund
------------------------------------------------------------------------------------------------------------------------------
 Jason P. Yee                 Executive Vice President and       7/04-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Adviser Worldwide Fund
 DOB: 1969
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC; and Vice President of INTECH
                                                                                   Investment Management LLC. Formerly, Chief
                                                                                   Compliance Officer of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC) (2003-2005);
                                                                                   Vice President of Janus Capital (2000-
                                                                                   2005), and Janus Services LLC (2004-2005);
                                                                                   and Assistant Vice President of Janus
                                                                                   Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



-----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    MEETINGS HELD
                                                                     MEMBERS                        DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)         FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)             4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
-----------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)               4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
-----------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)             5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
-----------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)             4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
-----------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr.                6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   (Chair)
                              consults with Management in planning   William F. McCalpin
                              Trustee meetings, and oversees the     Dennis B. Mullen
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
-----------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)           17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
-----------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.





---------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE               SECURITIES IN THE FUNDS             TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 James T. Rothe                None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 William D. Stewart            None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------




(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                         Aggregate Compensation            Total Compensation
                                                           from the Funds for           from the Janus Funds for
                                                            fiscal year ended              calendar year ended
Name of Person, Position                                      July 31, 2008              December 31, 2007(1)(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                   $37,088                        $284,000
  Jerome S. Contro, Trustee                                      $31,249                        $289,000
  John W. McCarter, Jr., Trustee                                 $30,927                        $279,000
  Dennis B. Mullen, Trustee(4)(5)                                $36,878                        $464,762
  James T. Rothe, Trustee                                        $30,986                        $283,000
  William D. Stewart, Trustee(5)                                 $33,926                        $312,000
  Martin H. Waldinger, Trustee                                   $28,676                        $279,000
  Linda S. Wolf, Trustee                                         $31,306                        $277,000





(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).

(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Jerome S. Contro $291,961; Dennis B. Mullen $413,066; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.


(3) For the fiscal period January 1, 2008 to July 31, 2008, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes compensation for service as a Trustee on the boards of three Janus trusts.


(4) For the fiscal period August 1, 2007 to December 31, 2007, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes additional compensation for service as Independent Chairman of the Board of Trustees.


(5) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

JANUS INVESTMENT PERSONNEL


  OTHER ACCOUNTS MANAGED



  The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                   Other Registered        Other Pooled
                                                                      Investment            Investment
                                                                       Companies             Vehicles          Other Accounts
  ---------------------------------------------------------------------------------------------------------------------------
  Patrick Brophy           Number of Other Accounts Managed                       2                None                     2
                           Assets in Other Accounts Managed         $   128,794,979                None        $    3,676,217
  Jonathan D. Coleman      Number of Other Accounts Managed                       2                None                     5
                           Assets in Other Accounts Managed         $12,395,951,934                None        $2,427,075,966
  David Decker             Number of Other Accounts Managed                       4(1)             None                     7
                           Assets in Other Accounts Managed         $ 7,763,887,260                None        $  465,167,673
  Brian Demain             Number of Other Accounts Managed                       3                   1                     5
                           Assets in Other Accounts Managed         $ 2,928,483,399        $ 47,215,285        $  108,146,201
  John Eisinger            Number of Other Accounts Managed                       2                None                  None
                           Assets in Other Accounts Managed         $ 5,152,301,175                None                  None
  James P. Goff            Number of Other Accounts Managed                       8(2)             None                     4
                           Assets in Other Accounts Managed         $ 5,175,236,553                None        $   59,228,219
  Jason Groom              Number of Other Accounts Managed                       2                None                  None
                           Assets in Other Accounts Managed         $   232,890,472                None                  None
  Jakob V. Holm            Number of Other Accounts Managed                       2                None                  None
                           Assets in Other Accounts Managed         $    40,654,918                None                  None
  Brent A. Lynn            Number of Other Accounts Managed                       2                None                  None
                           Assets in Other Accounts Managed         $11,015,556,223                None                  None
  Chad Meade               Number of Other Accounts Managed                       3                None                     2(3)
                           Assets in Other Accounts Managed         $   307,675,494                None        $  242,202,753
  Marc Pinto               Number of Other Accounts Managed                       8                   2                    26(4)
                           Assets in Other Accounts Managed         $ 7,884,265,769        $ 14,537,302        $  372,584,036
  Daniel Riff              Number of Other Accounts Managed                       2                None                     5
                           Assets in Other Accounts Managed         $12,395,951,934                None        $2,427,075,966
  Ron Sachs                Number of Other Accounts Managed                      17                   1                    10(5)
                           Assets in Other Accounts Managed         $18,775,440,783        $ 78,695,535        $1,933,671,088
  Laurent Saltiel          Number of Other Accounts Managed                    None                   1                     2
                           Assets in Other Accounts Managed                    None        $106,637,022        $    2,552,425
  Brian A. Schaub          Number of Other Accounts Managed                       3                None                     2(3)
                           Assets in Other Accounts Managed         $   307,675,494                None        $  242,202,753
  Gibson Smith             Number of Other Accounts Managed                      11                None                  None
                           Assets in Other Accounts Managed         $ 5,105,170,180                None                  None
  Darrell Watters          Number of Other Accounts Managed                       9                None                  None
                           Assets in Other Accounts Managed         $ 3,486,726,655                None                  None
  Jason P. Yee             Number of Other Accounts Managed                       4(6)             None                     1
                           Assets in Other Accounts Managed         $ 4,120,567,604                None        $   10,838,170







  (1) One of the accounts included in the total, consisting of $ 6,415,959,006 of the total assets, has a performance-based advisory fee.


  (2) Two of the accounts included in the total, consisting of $ 4,167,945,996 of the total assets, have performance-based advisory fees.


  (3) One of the accounts included in the total, consisting of $ 84,663,169 of the total assets, has a performance-based advisory fee.


  (4) One of the accounts included in the total, consisting of $ 217,514,754 of the total assets, has a performance-based advisory fee.


  (5) One of the accounts included in the total, consisting of $ 267,689,991 of the total assets, has a performance-based advisory fee.


  (6) Two of the accounts included in the total, consisting of $ 4,056,003,757 of the total assets, have performance-based advisory fees.



  MATERIAL CONFLICTS

  As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Funds. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

  Janus Capital is the adviser to the Funds and the Janus "funds of funds," which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the Funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such Funds. In addition, the Janus "funds of funds" portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager.

  COMPENSATION INFORMATION


  The following describes the structure and method of calculating a portfolio manager's compensation as of July 31, 2008.


  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

  CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

  Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

  ADDITIONAL COMPENSATION INFORMATION


  The following describes the structure and method of calculating compensation for James Goff, Director of Research, as of July 31, 2008.


  Mr. Goff is compensated for his role as Director of Research and for managing a Fund and any other funds, portfolios, or accounts managed by Mr. Goff through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as his scope of responsibility, tenure, his performance as the Director of Research, and for managing funds.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by Mr. Goff). Mr. Goff's variable compensation is based on four components:
  (i) firm-wide investment performance; (ii) Janus Capital long-term net flows (excluding assets managed by subadvisers and money market funds); (iii) certain strategic objectives, including investment team culture, analyst recruitment and development, continued enhancements to the research process, and contributions to sales and client efforts; and (iv) the research portfolios' investment performance. Variable compensation from firm-wide investment performance and the research portfolios' investment performance is calculated based upon a percentage of the revenue received from the applicable funds (excluding assets managed by subadvisers) and is adjusted to reflect the actual performance of such funds. Actual performance is calculated based on the applicable funds' aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis (with a predominant weighting on three-year performance for the research portfolios investment performance calculation).

  Mr. Goff may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

  Each Fund's Lipper peer group for compensation purposes is shown in the following table:

  Fund Name                                           Lipper Peer Group
  ------------------------------------------------------------------------------------------------------
  ALTERNATIVE
    Global Real Estate Fund                           Real Estate Funds
    Long/Short Fund                                   Long/Short Equity Funds

  BOND
    Flexible Bond Fund                                Intermediate Investment Grade Debt Funds
    Floating Rate High Income Fund                    Loan Participation Funds
    High-Yield Fund                                   High Current Yield Funds

  GROWTH & CORE
    Balanced Fund                                     Mixed-Asset Target Allocation Growth Funds
    Contrarian Fund                                   Multi-Cap Core Funds
    Forty Fund                                        Large-Cap Growth Funds
    Fundamental Equity Fund                           Large-Cap Core Funds
    Growth and Income Fund                            Large-Cap Core Funds
    Large Cap Growth Fund                             Large-Cap Growth Funds
    Mid Cap Growth Fund                               Mid-Cap Growth Funds
    Orion Fund                                        Mid-Cap Growth Funds
    Small-Mid Growth Fund                             Small-Cap Growth Funds

  INTERNATIONAL & GLOBAL
    Global Research Fund                              Multi-Cap Growth Funds
    International Equity Fund                         International Funds
    International Forty Fund                          International Funds
    International Growth Fund                         International Funds
    Worldwide Fund                                    Global Funds

  VALUE
    Small Company Value Fund                          Small-Cap Core Funds

INTECH INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED




  The following table provides information relating to other accounts managed by the investment personnel as of July 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                Other Registered     Other Pooled
                                                                   Investment         Investment
                                                                  Companies(1)         Vehicles      Other Accounts(2)
----------------------------------------------------------------------------------------------------------------------
E. Robert Fernholz         Number of Other Accounts Managed                  16                 34                354
                           Assets in Other Accounts Managed      $6,441,700,821    $10,199,299,081    $42,215,994,325
Adrian Banner              Number of Other Accounts Managed                  16                 34                354
                           Assets in Other Accounts Managed      $6,441,700,821    $10,199,299,081    $42,215,994,325
Jason Greene               Number of Other Accounts Managed                  16                 34                354
                           Assets in Other Accounts Managed      $6,441,700,821    $10,199,299,081    $42,215,994,325
Joseph Runnels             Number of Other Accounts Managed                  16                 34                354
                           Assets in Other Accounts Managed      $6,441,700,821    $10,199,299,081    $42,215,994,325





(1) Two of the accounts included in the totals, consisting of $370,913,419 of the total assets in the category, have performance-based advisory fees.


(2) Fifty-three of the accounts included in the totals, consisting of $8,716,380,565 of the total assets in the category, have performance-based advisory fees.


  MATERIAL CONFLICTS

  As shown in the table above, the Funds' investment personnel may manage other accounts with investment strategies similar to the Funds. Fees earned by the adviser may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the investment personnel's compensation than others. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION


  As described under "Investment Adviser and Subadvisers," Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, and Risk-Managed Value Fund. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of July 31, 2008.


  For managing the Funds and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not based on performance or assets of the Funds or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Funds or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

  The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL



  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio managers as of July 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                     Other Registered   Other Pooled
                                                                        Investment       Investment
                                                                       Companies(1)       Vehicles     Other Accounts
---------------------------------------------------------------------------------------------------------------------
Jeffrey Kautz                   Number of Other Accounts Managed                   4        None                   20
                                Assets in Other Accounts Managed      $8,031,047,408        None       $1,338,930,773
Thomas Perkins                  Number of Other Accounts Managed                   4        None                   47
                                Assets in Other Accounts Managed      $8,031,047,408        None       $1,371,365,773





(1) Two of the accounts included in the total, consisting of $7,414,027,872 of the total assets in the category, have performance-based advisory fees.


  MATERIAL CONFLICTS


  As shown in the table above, Mid Cap Value Fund's portfolio managers may manage other funds and accounts with investment strategies similar to the Fund. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on the portfolio managers' compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."


  COMPENSATION INFORMATION

  As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of Mid Cap Value Fund. The compensation structure of the portfolio managers is determined by Perkins and is summarized by Perkins below.

  For managing the Fund, the portfolio managers receive base pay in the form of a fixed annual salary paid by Perkins, Wolf, McDonnell and Company, LLC.

  The portfolio managers, as part of their ownership in Perkins and its affiliate(s), also receive compensation by virtue of their ownership interests in Perkins and its affiliate(s). Portfolio managers are also entitled to participate in such life insurance, medical, profit sharing and other programs as may be made generally available from time to time by Perkins for the benefit of its employees generally.

OWNERSHIP OF SECURITIES




  The portfolio managers and/or investment personnel cannot directly own Shares of the Funds without investing through a broker-dealer or other financial intermediary. The portfolio managers and/or investment personnel may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Funds which they manage. The following table reflects the portfolio managers' and/or investment personnel's ownership in the Janus Funds as of July 31, 2008.



------------------------------------------------------------------------------------------------------------------------------
                          DOLLAR RANGE OF EQUITY                                             AGGREGATE DOLLAR RANGE OF EQUITY
INVESTMENT PERSONNEL      SECURITIES IN THE FUND(S) MANAGED                                  SECURITIES IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
------------------------------------------------------------------------------------------------------------------------------
 Patrick Brophy           Global Real Estate Fund         $100,001-$500,000                  $500,001-$1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Jonathan Coleman         None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 David Decker             Long/Short Fund                 Over $1,000,000                    Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Brian Demain             None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 John Eisinger            None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 James P. Goff            None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
                          Floating Rate High Income
 Jason Groom              Fund                            $100,001-$500,000                  $500,001-$1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Jakob V. Holm            Small Company Value Fund        $50,001-$100,000                   $100,001-$500,000
------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn            None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Chad Meade               None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Marc Pinto               None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Daniel Riff              Long/Short Fund                 $500,001-$1,000,000                $500,001-$1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Ron Sachs                None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
                          International Equity Fund       $100,001-$500,000
 Laurent Saltiel          International Forty Fund        $50,001-$100,000                   Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Brian Schaub             None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Gibson Smith             None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Darrell Watters          None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Jason P. Yee             None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 INTECH
------------------------------------------------------------------------------------------------------------------------------
 E. Robert Fernholz       None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Adrian Banner            None                                                               $100,001-$500,000
------------------------------------------------------------------------------------------------------------------------------
                          Risk-Managed International
 Jason Greene             Fund                            $1-$10,000                         $50,001-$100,000
------------------------------------------------------------------------------------------------------------------------------
 Joseph Runnels           None                                                               $10,001-$50,000
------------------------------------------------------------------------------------------------------------------------------
 PERKINS
------------------------------------------------------------------------------------------------------------------------------
 Jeffrey Kautz            None                                                               $500,001-$1,000,000
------------------------------------------------------------------------------------------------------------------------------
 Thomas Perkins           None                                                               Over $1,000,000
------------------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Funds' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Funds and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.


  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Funds may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.


  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in a Fund's NAV calculation, Janus may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.



PURCHASES


  Shares of the Funds can generally be purchased only through retirement plans, broker-dealers, bank trust departments, financial advisors, or similar financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares and maintain their account in Janus Adviser Small Company Value Fund - Class S Shares will continue to be able to make additional investments in Small Company Value
  Fund - Class S Shares directly by calling a Janus representative. Not all financial intermediaries offer all classes. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Funds' Prospectuses will provide you with detailed information about investing in the Funds.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

  CLASS A SHARES
  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after a Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                            Sales Charge as a         Sales Charge as a         Amount of Sales Charge Reallowed
                                              Percentage of           Percentage of Net         to Financial Intermediaries as a
 Amount of Purchase at Offering Price        Offering Price*           Amount Invested            Percentage of Offering Price
                                            -----------------         -----------------         --------------------------------

 EQUITY FUNDS
   Under $50,000                                   5.75%                     6.10%                            5.00%
   $50,000 but under $100,000                      4.50%                     4.71%                            3.75%
   $100,000 but under $250,000                     3.50%                     3.63%                            2.75%
   $250,000 but under $500,000                     2.50%                     2.56%                            2.00%
   $500,000 but under $1,000,000                   2.00%                     2.04%                            1.60%
   $1,000,000 and above                            None**                    None                             None

 BOND FUNDS
   Under $50,000                                   4.75%                     4.99%                            4.25%
   $50,000 but under $100,000                      4.50%                     4.71%                            4.00%
   $100,000 but under $250,000                     3.50%                     3.63%                            3.00%
   $250,000 but under $500,000                     2.50%                     2.56%                            2.25%
   $500,000 but under $1,000,000                   2.00%                     2.04%                            1.75%
   $1,000,000 and above                            None**                    None                             None



 * Offering Price includes the initial sales charge.
** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Funds and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.

  The following table shows the aggregate amount of underwriting commissions paid to Janus Distributors from proceeds of initial sales charges paid by investors on Class A Shares and Class C Shares for the fiscal year or period ending July 31 of each year shown (substantially all of which was paid out to financial intermediaries).



                                                                      Aggregate Sales Commissions
                                                             --------------------------------------------
Fund Name                                                       2008              2007             2006
---------------------------------------------------------------------------------------------------------
ALTERNATIVE
  Global Real Estate Fund
     Class A Shares                                          $      254(1)           N/A              N/A
  Long/Short Fund
     Class A Shares                                          $2,899,061         $471,437              N/A
BOND
  Flexible Bond Fund
     Class A Shares                                          $   61,618         $ 12,259         $ 14,402
  Floating Rate High Income Fund
     Class A Shares                                          $      451         $     --(2)           N/A
  High-Yield Fund
     Class A Shares                                          $   13,544         $  7,647         $  4,121
GROWTH & CORE
  Balanced Fund
     Class A Shares                                          $  421,505         $ 16,723         $ 25,091
  Contrarian Fund
     Class A Shares                                          $1,118,338         $739,241         $ 35,262
  Forty Fund
     Class A Shares                                          $3,821,845         $430,024         $363,068
  Fundamental Equity Fund
     Class A Shares                                          $   36,658         $ 14,253         $ 35,013
  Growth and Income Fund
     Class A Shares                                          $    7,323         $ 26,905         $ 47,221
  Large Cap Growth Fund
     Class A Shares                                          $   22,522         $ 12,666         $    581
  Mid Cap Growth Fund
     Class A Shares                                          $   87,558         $ 15,570         $ 35,892
  Orion Fund
     Class A Shares                                          $  185,173         $ 34,580         $  3,651
  Small-Mid Growth Fund
     Class A Shares                                          $   17,257         $  9,420         $ 21,162
INTERNATIONAL & GLOBAL
  Global Research Fund
     Class A Shares                                          $    2,748(1)           N/A              N/A
  International Equity Fund
     Class A Shares                                          $  207,212         $  6,465(3)           N/A
  International Forty Fund
     Class A Shares                                          $       25(4)           N/A              N/A
  International Growth Fund
     Class A Shares                                          $  840,990         $712,821         $324,387
  Worldwide Fund
     Class A Shares                                          $   12,342         $ 13,664         $      5
RISK-MANAGED
  Risk-Managed Core Fund
     Class A Shares                                          $   15,311         $ 93,905         $125,564
  Risk-Managed Growth Fund
     Class A Shares                                          $   11,595         $106,751         $260,076
  Risk-Managed International Fund
     Class A Shares                                          $    2,540         $     --(5)           N/A
  Risk-Managed Value Fund
     Class A Shares                                          $    2,521         $  6,847         $     --(6)
VALUE
  Mid Cap Value Fund
     Class A Shares                                          $  156,731         $ 60,938         $180,521
  Small Company Value Fund
     Class A Shares                                          $    2,753         $  7,923         $  9,582

(1) November 28, 2007 (effective date) to July 31, 2008.

(2) April 2, 2007 (commencement of investments) to July 31, 2007; period reflects investment activity, as well as associated expenses, for the period April 2, 2007 to May 2, 2007 (effective date), during which the Fund was unavailable for purchase by shareholders.
(3) November 28, 2006 (effective date) to July 31, 2007.

(4) May 30, 2008 (effective date) to July 31, 2008.

(5) May 2, 2007 (effective date) to July 31, 2007.
(6) December 30, 2005 (effective date) to July 31, 2006.


  During the fiscal year or period ended July 31, 2008, Janus Distributors retained the following upfront sales charge:



                                                                                   Upfront
                                                                                    Sales
Fund Name                                                                          Charge
------------------------------------------------------------------------------------------
ALTERNATIVE
  Global Real Estate Fund - Class A Shares                                        $     41(1)
  Long/Short Fund - Class A Shares                                                $279,647
BOND
  Flexible Bond Fund - Class A Shares                                             $  6,417
  Floating Rate High Income Fund - Class A Shares                                 $     51
  High-Yield Fund - Class A Shares                                                $  1,398
GROWTH & CORE
  Balanced Fund - Class A Shares                                                  $ 57,601
  Contrarian Fund - Class A Shares                                                $148,868
  Forty Fund - Class A Shares                                                     $530,064
  Fundamental Equity Fund - Class A Shares                                        $  5,091
  Growth and Income Fund - Class A Shares                                         $    925
  Large Cap Growth Fund - Class A Shares                                          $  4,011
  Mid Cap Growth Fund - Class A Shares                                            $ 11,716
  Orion Fund - Class A Shares                                                     $ 23,833
  Small-Mid Growth Fund - Class A Shares                                          $  2,387
INTERNATIONAL & GLOBAL
  Global Research Fund - Class A Shares                                           $    354(1)
  International Equity Fund - Class A Shares                                      $ 29,950
  International Forty Fund - Class A Shares                                       $     --(2)
  International Growth Fund - Class A Shares                                      $116,584
  Worldwide Fund - Class A Shares                                                 $  1,842
RISK-MANAGED
  Risk-Managed Core Fund - Class A Shares                                         $  2,738
  Risk-Managed Growth Fund - Class A Shares                                       $  1,327
  Risk-Managed International Fund - Class A Shares                                $    386
  Risk-Managed Value Fund - Class A Shares                                        $    335
VALUE
  Mid Cap Value Fund - Class A Shares                                             $ 21,653
  Small Company Value Fund - Class A Shares                                       $    443




(1) November 28, 2007 (effective date) to July 31, 2008.


(2) May 30, 2008 (effective date) to July 31, 2008.




  CLASS C SHARES, CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES
  Class C Shares, Class I Shares, Class R Shares, and Class S Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.

  Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, Class R Share, and Class S Share 12b-1 plans and, from Class A and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  CLASS A SHARES, CLASS R SHARES, AND CLASS S SHARES
  As described in the Prospectuses, Class A Shares, Class R Shares, and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan," "Class R Plan," and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares and at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of a Fund for activities that are primarily intended to result in sales of Class A Shares, Class R Shares, or Class S Shares of such Fund, including but not limited to preparing, printing, and distributing prospectuses, SAIs, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as Class I Shares, renamed Class S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan and Class R Plan.

  CLASS C SHARES
  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of a Fund for activities which are primarily intended to result in sales of Class C Shares of such Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of a Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Funds; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.

  The Plans and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.

  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

  For the fiscal year ended July 31, 2008, the total amounts paid by the Class A Shares, Class C Shares, Class R Shares, and Class S Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan are summarized below.



                                                           Prospectus
                                                          Preparation,
                                        Advertising and     Printing      Payment to   Compensation to   Total Fund 12b-1
Fund Name                                  Literature      and Mailing     Brokers     Sales Personnel       Payments
-------------------------------------------------------------------------------------------------------------------------
ALTERNATIVE
  Global Real Estate Fund(1)
     Class A Shares                         $      8        $ 18,512              --      $      125        $      750
     Class C Shares                         $      8        $ 21,103              --              --        $    2,977
     Class S Shares                         $      8        $ 26,362              --              --        $      738
  Long/Short Fund
     Class A Shares                         $ 15,428        $ 25,195      $  782,633      $1,226,555        $  818,020
     Class C Shares                         $  7,316        $ 24,036      $  130,312      $  611,803        $1,581,749
     Class R Shares                         $     22        $ 14,137      $    1,318      $       13        $    3,006
     Class S Shares                         $  2,794        $ 23,238      $  146,278      $   87,890        $  148,150
BOND
  Flexible Bond Fund
     Class A Shares                         $    411        $  4,655      $   21,469      $   16,603        $   22,133
     Class C Shares                         $    296        $  4,723      $   32,302      $   15,204        $   64,932
     Class R Shares                         $      6        $  1,368      $      320      $       57        $      822
     Class S Shares                         $  1,721        $  5,390      $   91,240      $   11,561        $   91,441
  Floating Rate High Income Fund
     Class A Shares                         $     39        $ 12,372     ($      248)    ($       19)       $    3,197
     Class C Shares                         $     42        $ 12,989     ($      779)     $        7        $   13,161
     Class S Shares                         $     39        $ 19,307      $      356      $       12        $    3,127
  High-Yield Fund
     Class A Shares                         $     47        $    535      $    2,755      $    2,024        $    2,958
     Class C Shares                         $     32        $    632      $    1,568      $      101        $    9,056
     Class R Shares                         $     22        $  5,520      $      292              --        $    3,419
     Class S Shares                         $     22        $  1,704      $      148              --        $    1,722
GROWTH & CORE
  Balanced Fund
     Class A Shares                         $  1,328        $  8,354      $   73,509      $  103,869        $   73,590
     Class C Shares                         $  1,088        $ 10,249      $  170,886      $   48,263        $  239,028
     Class R Shares                         $     56        $  6,207      $    6,497      $    4,705        $    6,742
     Class S Shares                         $ 23,043        $ 49,844      $1,184,592      $   61,875        $1,223,900
  Contrarian Fund
     Class A Shares                         $  5,358        $  7,023      $  270,115      $  442,837        $  288,871
     Class C Shares                         $  5,831        $ 18,943      $  264,717      $  255,012        $1,244,489
     Class R Shares                         $    104        $  1,606      $   11,265      $    1,155        $   11,706
     Class S Shares                         $    619        $    781      $   30,855      $   20,845        $   32,970
  Forty Fund
     Class A Shares                         $ 53,309        $ 75,290      $2,761,233      $1,960,946        $2,881,724
     Class C Shares                         $ 14,487        $ 45,290      $1,010,321      $  980,797        $3,201,232
     Class R Shares                         $  2,461        $ 30,915      $  267,552      $   82,535        $  269,057
     Class S Shares                         $164,957        $212,011      $8,489,688      $3,068,888        $8,839,597
  Fundamental Equity Fund
     Class A Shares                         $    841        $  1,211      $   32,302      $   19,532        $   45,766
     Class C Shares                         $    678        $  2,562      $  115,802      $    7,620        $  143,787
     Class R Shares                         $     19        $    168      $    2,222      $      338        $    2,207
     Class S Shares                         $  2,490        $  3,145      $  128,385      $   16,005        $  132,385
  Growth and Income Fund
     Class A Shares                         $  2,439        $  4,034      $  126,877      $   10,768        $  133,973
     Class C Shares                         $    395        $  1,594      $   60,667      $    2,586        $   83,126
     Class R Shares                         $    156        $  2,253      $   16,683      $      604        $   15,873
     Class S Shares                         $  6,588        $  8,339      $  339,348      $   21,643        $  342,998
  Large Cap Growth Fund
     Class A Shares                         $    375        $    548      $   19,657      $   10,148        $   19,918
     Class C Shares                         $    193        $    702      $   22,118      $    5,330        $   41,263
     Class R Shares                         $     11        $    143      $    1,115      $      521        $    1,181
     Class S Shares                         $  6,842        $  8,673      $  342,484      $   43,428        $  365,327

                                                           Prospectus
                                                          Preparation,
                                        Advertising and     Printing      Payment to   Compensation to   Total Fund 12b-1
Fund Name                                  Literature      and Mailing     Brokers     Sales Personnel       Payments
-------------------------------------------------------------------------------------------------------------------------
  Mid Cap Growth Fund
     Class A Shares                         $  1,445        $  1,576      $   77,746      $  109,937        $   79,214
     Class C Shares                         $    655        $  2,265      $   97,339      $   23,608        $  141,872
     Class R Shares                         $    310        $  4,013      $   34,832      $   11,710        $   34,890
     Class S Shares                         $  6,639        $ 10,192      $  352,851      $  131,922        $  360,346
  Orion Fund
     Class A Shares                         $    785        $  1,090      $   40,244      $   89,941        $   44,047
     Class C Shares                         $    405        $  1,269      $   16,787      $   27,697        $   88,028
     Class R Shares                         $     57        $    897      $    5,141      $    3,580        $    6,499
     Class S Shares                         $    180        $  1,820      $    9,384      $   23,684        $   10,200
  Small-Mid Growth Fund
     Class A Shares                         $     84        $    140      $    3,335      $    5,151        $    4,800
     Class C Shares                         $     59        $    240      $    7,640      $      946        $   13,545
     Class R Shares                         $     44        $    722      $    3,728      $      270        $    5,173
     Class S Shares                         $     18        $  1,487      $      467      $    1,134        $    1,231
INTERNATIONAL & GLOBAL
  Global Research Fund(1)
     Class A Shares                         $     33        $ 11,342      $    1,037      $    6,146        $    2,059
     Class C Shares                         $     11        $ 11,331      $      601      $      910        $    3,808
     Class S Shares                         $      9        $ 16,743              --              --        $      807
  International Equity Fund
     Class A Shares                         $    954        $  1,297      $   46,978      $  182,066        $   54,881
     Class C Shares                         $    254        $    581      $    8,067      $   41,870        $   59,709
     Class R Shares                         $     22        $    330      $      430      $       13        $    3,237
     Class S Shares                         $    129        $  5,203      $    5,888      $   19,586        $    7,093
  International Forty Fund(2)
     Class A Shares                               --        $      2              --      $       10        $      106
     Class C Shares                               --        $      4              --     ($        1)       $      417
     Class S Shares                               --        $      2              --              --        $      102
  International Growth Fund
     Class A Shares                         $ 14,016        $ 23,413      $  731,296      $  501,558        $  739,256
     Class C Shares                         $ 10,877        $ 38,991      $  949,566      $  314,827        $2,307,314
     Class R Shares                         $  2,412        $ 23,372      $  254,531      $   82,475        $  257,958
     Class S Shares                         $ 72,380        $ 82,336      $3,759,424      $  604,584        $3,837,563
  Worldwide Fund
     Class A Shares                         $    105        $    175      $    5,441      $    5,318        $    5,520
     Class C Shares                         $     53        $    207      $    8,008      $    1,635        $   11,366
     Class R Shares                         $     29        $    299      $    2,965      $      300        $    3,005
     Class S Shares                         $  5,588        $  6,280      $  279,232      $   11,870        $  293,643
RISK-MANAGED
  Risk-Managed Core Fund
     Class A Shares                         $  1,594        $  7,473      $   82,753      $   19,173        $   84,657
     Class C Shares                         $    983        $ 10,236      $  135,639      $    9,991        $  204,855
     Class R Shares                         $     27        $  6,929      $    2,841      $      101        $    2,888
     Class S Shares                         $  1,110        $  8,692      $   57,748      $   22,135        $   56,334
  Risk-Managed Growth Fund
     Class A Shares                         $  2,242        $ 10,142      $  116,689      $   19,945        $  117,732
     Class C Shares                         $    622        $  6,417      $   98,849      $    4,518        $  129,822
     Class R Shares                         $      9        $  2,291      $      886      $      128        $      936
     Class S Shares                         $  5,613        $ 36,404      $  286,268      $   28,221        $  293,090
  Risk-Managed International Fund
     Class A Shares                         $     81        $ 13,089              --      $      142        $    6,267
     Class C Shares                         $     80        $ 13,796              --      $       27        $   24,846
     Class S Shares                         $     80        $ 19,802      $      530              --        $    6,193
  Risk-Managed Value Fund
     Class A Shares                         $     29        $    161      $      961      $    1,650        $    1,700
     Class C Shares                         $     37        $    386      $      978     ($      164)       $    8,601
     Class R Shares                         $     16        $  4,923      $      828      $       11        $    2,100
     Class S Shares                         $      9        $  1,687              --              --        $      710

                                                           Prospectus
                                                          Preparation,
                                        Advertising and     Printing      Payment to   Compensation to   Total Fund 12b-1
Fund Name                                  Literature      and Mailing     Brokers     Sales Personnel       Payments
-------------------------------------------------------------------------------------------------------------------------
VALUE
  Mid Cap Value Fund
     Class A Shares                         $ 19,369        $ 38,796      $1,030,472      $  467,511        $1,033,845
     Class C Shares                         $  2,288        $ 21,179      $  337,300      $   50,741        $  490,877
     Class R Shares                         $    327        $  8,842      $   36,251      $   12,136        $   36,574
     Class S Shares                         $  5,052        $ 22,565      $  253,017      $   83,226        $  272,652
  Small Company Value Fund
     Class A Shares                         $    498        $  1,023      $   20,667      $   34,768        $   26,763
     Class C Shares                         $    118        $  1,065      $   15,476      $    1,513        $   24,992
     Class R Shares                         $    240        $  6,525      $   25,644      $    2,291        $   25,481
     Class S Shares                         $  1,288        $  7,263      $   57,461      $    2,321        $   73,519




(1) November 28, 2007 (effective date) to July 31, 2008.


(2) May 30, 2008 (effective date) to July 31, 2008.



Note: Certain Funds do not offer Class R Shares.

REDEMPTIONS


  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. However, shareholders who invested directly in Berger Small Cap Value Fund II - Investor Shares prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares and maintain their account in Janus Adviser Small Company Value Fund - Class S Shares will continue to be able to process redemptions directly with Small Company Value Fund - Class S Shares by calling a Janus representative. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.



  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.



  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  CLASS A SHARES
  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

  CLASS C SHARES
  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.


  For the fiscal year or period ended July 31, 2008, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below:



                                                                             Contingent Deferred
Fund Name                                                                        Sales Charge
------------------------------------------------------------------------------------------------
ALTERNATIVE
  Global Real Estate Fund(1)
     Class A Shares                                                                $    --
     Class C Shares                                                                $    --
  Long/Short Fund
     Class A Shares                                                                $93,515
     Class C Shares                                                                $38,543
BOND
  Flexible Bond Fund
     Class A Shares                                                                $    10
     Class C Shares                                                                $ 2,829
  Floating Rate High Income Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $    --
  High-Yield Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $   540
GROWTH & CORE
  Balanced Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $ 1,549
  Contrarian Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $28,887
  Forty Fund
     Class A Shares                                                                $    67
     Class C Shares                                                                $35,080
  Fundamental Equity Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $   535
  Growth and Income Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $   492
  Large Cap Growth Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $   399
  Mid Cap Growth Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $ 1,593
  Orion Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $ 2,871
  Small-Mid Growth Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $    --
INTERNATIONAL & GLOBAL
  Global Research Fund(1)
     Class A Shares                                                                $    --
     Class C Shares                                                                $    --
  International Equity Fund
     Class A Shares                                                                $   288
     Class C Shares                                                                $ 1,910

                                                                             Contingent Deferred
Fund Name                                                                        Sales Charge
------------------------------------------------------------------------------------------------
  International Forty Fund(2)
     Class A Shares                                                                $    --
     Class C Shares                                                                $    --
  International Growth Fund
     Class A Shares                                                                $ 4,591
     Class C Shares                                                                $50,610
  Worldwide Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $   107
RISK-MANAGED
  Risk-Managed Core Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $ 1,934
  Risk-Managed Growth Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $   190
  Risk-Managed International Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $    --
  Risk-Managed Value Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $    --
VALUE
  Mid Cap Value Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $ 6,641
  Small Company Value Fund
     Class A Shares                                                                $    --
     Class C Shares                                                                $   155




(1) November 28, 2007 (effective date) to July 31, 2008.


(2) May 30, 2008 (effective date) to July 31, 2008.




  CLASS I SHARES, CLASS R SHARES, AND CLASS S SHARES

  A redemption fee of 2.00% will be deducted from a shareholder's redemption proceeds with respect to Class I Shares, Class R Shares, and Class S Shares of Global Real Estate Fund, Long/Short Fund, Floating Rate High Income Fund, High-Yield Fund, Global Research Fund, International Equity Fund, International Forty Fund, International Growth Fund, Worldwide Fund, Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, and Risk-Managed Value Fund redeemed within 90 days of purchase, unless waived, as discussed in the Prospectuses. Effective for Shares purchased on or after February 15, 2008, the period during which a redemption fee may apply changed from three months or less to 90 days or less.


  PROCESSING OR SERVICE FEES
  Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS,
AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

  It is a policy of the Funds' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. Global Real Estate Fund, Long/Short Fund, Contrarian Fund, Forty Fund, Fundamental Equity Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Orion Fund, Small-Mid Growth Fund, Global Research Fund, International Equity Fund, International Forty Fund, International Growth Fund, Worldwide Fund, Risk-Managed Core Fund, Risk-Managed Growth Fund, Risk-Managed International Fund, Risk-Managed Value Fund, Mid Cap Value Fund, and Small Company Value Fund declare and make annual distributions of income (if any); Balanced Fund and Growth and Income Fund declare and make quarterly distributions of income; and Flexible Bond Fund, Floating Rate High Income Fund, and High-Yield Fund declare dividends daily and make monthly distributions of income. If a month begins on a Saturday, Sunday, or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month.

  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment.

  All income dividends and capital gains distributions, if any, on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of that Fund at the NAV determined on the first business day following the record date.

  The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed even though the Funds may not have received any income upon such an event.

  Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under
  Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders, who will each decide whether to deduct such taxes or claim a foreign tax credit. If such election is not made by a Fund, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its investment company taxable income.

  A Fund's investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The Fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of a Fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the Fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the Fund may be subject to additional tax depending on the type of record holder of Fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the Fund's performance.

  Please consult a tax adviser regarding tax consequences of Fund distributions and to determine whether you will need to file a tax return.

  Please note that shareholders of Global Real Estate Fund may receive account tax information from the Fund at the end of February of the following year, which is one month later than when most such forms are sent.

  Global Real Estate Fund's investments in REITs may require the Fund to pass through certain "excess inclusion income" as "unrelated business taxable income" ("UBTI"). Tax-exempt investors sensitive to UBTI are strongly encouraged to consult their tax advisers prior to investment in the Fund regarding recent IRS pronouncements about the treatment of such income for certain tax-exempt investors.

  Certain fund transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  As of November 4, 2008, the officers and Trustees as a group owned less than 1% of the outstanding Shares of any class of the Funds. As of November 4, 2008, the percentage ownership of any person or entity owning 5% or more of the outstanding Shares of any class of the Funds is listed below. In addition, the percentage ownership of any person or entity owning 25% or more of the outstanding Shares of any class of the Funds is listed below.



  To the best knowledge of the Trust, as of November 4, 2008, no other person or entity owned beneficially more than 5% of the outstanding Shares of any class of the Funds, except as shown. Additionally, to the best knowledge of the Trust, except for JCM's or JCGI's ownership in a Fund, no other person or entity beneficially owned 25% or more of the outstanding Shares of any class of the Funds, except as shown. In certain circumstances, JCM's or JCGI's ownership may not represent beneficial ownership. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.




Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

Balanced Fund                         Charles Schwab & Co. Inc.                                          32.19%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          18.43%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      GPC Securities Inc.                                                 9.91%
                                      As Agent for JP Morgan Chase Bank
                                      FBO Scott Tractor Company LLC
                                      Scott Co PS Plan
                                      Atlanta, GA
                                      PIMS/Prudential Retirement                                          6.54%
                                      As Nominee For The Ttee/Cust Pl 766
                                      Hub International
                                      New York, NY
Contrarian Fund                       Charles Schwab & Co. Inc.                                          51.29%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          14.32%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Flexible Bond Fund                    Charles Schwab & Co. Inc.                                          37.87%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           7.60%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Pershing LLC                                                        5.58%
                                      Jersey City, NJ
Floating Rate High Income Fund        Janus Capital Group Inc.                                           54.99%*
  Class A Shares                      Denver, CO
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          43.60%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Forty Fund                            Merrill Lynch Pierce Fenner & Smith, Inc.                          61.85%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Charles Schwab & Co. Inc.                                          14.00%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
Fundamental Equity Fund               Charles Schwab & Co. Inc.                                          77.82%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           5.18%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Global Real Estate Fund               Janus Capital Group Inc.                                           81.71%*
  Class A Shares                      Denver, CO
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          10.38%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Charles Schwab & Co. Inc.                                           6.94%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
Global Research Fund                  Merrill Lynch Pierce Fenner & Smith, Inc.                          57.96%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Charles Schwab & Co. Inc.                                          26.39%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Janus Capital Group Inc.                                           13.71%*
                                      Denver, CO
Growth and Income Fund                Charles Schwab & Co. Inc.                                          86.95%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
High-Yield Fund                       UBS Financial Services Inc.                                        41.57%
  Class A Shares                      FBO The Feinstein Foundation Inc.
                                      Cranston, RI
                                      Janus Capital Management LLC                                       26.80%*
                                      Denver, CO
                                      First Clearing LLC                                                  9.73%
                                      A/C 7218-0085
                                      The Rumbles Family Trust
                                      Laguna Beach, CA
                                      Charles Schwab & Co. Inc.                                           6.42%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
International Equity Fund             Charles Schwab & Co. Inc.                                          62.00%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          20.28%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
International Forty Fund              Janus Capital Group Inc.                                           45.39%*
  Class A Shares                      Denver, CO
                                      Charles Schwab & Co. Inc.                                          32.09%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      American Enterprise Investment Services                             7.64%
                                      FBO 198490821
                                      Minneapolis, MN
                                      Pershing LLC                                                        6.43%
                                      Jersey City, NJ
International Growth Fund             Charles Schwab & Co. Inc.                                          28.47%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          24.46%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Large Cap Growth Fund                 PIMS/Prudential Retirement                                         31.84%
  Class A Shares                      As Nominee For The Ttee/Cust Pl 766
                                      Hub International
                                      New York, NY
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          29.25%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Charles Schwab & Co. Inc.                                          15.27%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
Long/Short Fund                       Merrill Lynch Pierce Fenner & Smith, Inc.                          23.64%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Charles Schwab & Co. Inc.                                          21.04%
                                      San Francisco, CA
Mid Cap Growth Fund                   Merrill Lynch Pierce Fenner & Smith, Inc.                          35.58%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Charles Schwab & Co. Inc.                                          20.96%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
Mid Cap Value Fund                    Charles Schwab & Co. Inc.                                           9.09%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           8.35%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Orion Fund                            Charles Schwab & Co. Inc.                                          50.41%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          17.26%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Pershing LLC                                                        5.77%
                                      Jersey City, NJ
Risk-Managed Core Fund                Charles Schwab & Co. Inc.                                          46.22%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          15.96%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Mercer Trust Company TR                                            14.06%
                                      FBO Securitas Security Services USA
                                      Incentive Savings & Retirement Plan
                                      Norwood, MA
Risk-Managed Growth Fund              Pershing LLC                                                       51.15%
  Class A Shares                      Jersey City, NJ
                                      Charles Schwab & Co. Inc.                                          10.09%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           7.71%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------


Risk-Managed International Fund       Janus Capital Group Inc.                                           95.82%*
  Class A Shares                      Denver, CO

Risk-Managed Value Fund               Charles Schwab & Co. Inc.                                          57.64%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Raymond James & Associates Inc.                                    10.78%
                                      FBO Dolores A Baker & Stephen J Baker TTEE
                                      Dolores A Baker Living Trust
                                      Cheyenne, WY
                                      Raymond James & Associates Inc.                                     5.91%
                                      FBO William J Edwards
                                      Cheyenne, WY
Small Company Value Fund              Merrill Lynch Pierce Fenner & Smith, Inc.                          65.04%
  Class A Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Charles Schwab & Co. Inc.                                          20.93%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
Small-Mid Growth Fund                 Charles Schwab & Co. Inc.                                          35.11%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Janus Capital Management LLC                                        6.99%*
                                      Denver, CO
                                      First Clearing, LLC                                                 6.02%
                                      A/C 5970-9258
                                      Elenora C Nagel Trust
                                      Jacksonville, FL
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           6.01%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Worldwide Fund                        Charles Schwab & Co. Inc.                                          48.52%
  Class A Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
Balanced Fund                         Citigroup Global Markets                                           35.89%
  Class C Shares                      House Account
                                      Owings Mills, MD
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          24.30%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Contrarian Fund                       Merrill Lynch Pierce Fenner & Smith, Inc.                          34.83%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Citigroup Global Markets                                           24.05%
                                      House Account
                                      Owings Mills, MD
                                      Pershing LLC                                                        6.58%
                                      Jersey City, NJ
Flexible Bond Fund                    Merrill Lynch Pierce Fenner & Smith, Inc.                          47.89%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Citigroup Global Markets                                           29.60%
                                      House Account
                                      Owings Mills, MD
                                      Pershing LLC                                                        5.14%
                                      Jersey City, NJ
Floating Rate High Income Fund        Janus Capital Group Inc.                                           83.56%*
  Class C Shares                      Denver, CO

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           5.91%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Forty Fund                            Merrill Lynch Pierce Fenner & Smith, Inc.                          52.40%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Citigroup Global Markets                                           22.26%
                                      House Account
                                      Owings Mills, MD
Fundamental Equity Fund               Citigroup Global Markets                                           62.37%
  Class C Shares                      House Account
                                      Owings Mills, MD
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          16.00%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Global Real Estate Fund               Janus Capital Group Inc.                                           97.97%*
  Class C Shares                      Denver, CO
Global Research Fund                  Janus Capital Group Inc.                                           59.97%*
  Class C Shares                      Denver, CO
Growth and Income Fund                Citigroup Global Markets                                           34.38%
  Class C Shares                      House Account
                                      Owings Mills, MD
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          16.12%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Charlie Prisendorf                                                  6.87%
                                      FBO Ever Ready Oil Co Inc.
                                      401K Profit Sharing Plan & Trust
                                      Hackensack, NJ
High-Yield Fund                       Janus Capital Management LLC                                       58.78%*
  Class C Shares                      Denver, CO
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          16.88%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Citigroup Global Markets                                            5.23%
                                      House Account
                                      Owings Mills, MD
International Equity Fund             Merrill Lynch Pierce Fenner & Smith, Inc.                          39.53%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Citigroup Global Markets                                           28.20%
                                      House Account
                                      Owings Mills, MD
International Forty Fund              Janus Capital Group Inc.                                           77.75%*
  Class C Shares                      Denver, CO
                                      RBC Capital Markets Corp                                           17.85%
                                      FBO Bradley A O'Keef IRA
                                      Milwaukee, WI
International Growth Fund             Merrill Lynch Pierce Fenner & Smith, Inc.                          32.19%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Citigroup Global Markets                                           30.45%
                                      House Account
                                      Owings Mills, MD
                                      Morgan Stanley & Co                                                 5.35%
                                      Jersey City, NJ

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                          50.76%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Citigroup Global Markets                                           15.38%
                                      House Account
                                      Owings Mills, MD
                                      Morgan Stanley & Co                                                 6.65%
                                      Jersey City, NJ
Long/Short Fund                       Merrill Lynch Pierce Fenner & Smith, Inc.                          42.71%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Citigroup Global Markets                                           26.17%
                                      House Account
                                      Owings Mills, MD
                                      Pershing LLC                                                        5.39%
                                      Jersey City, NJ
Mid Cap Growth Fund                   Citigroup Global Markets                                           25.13%
  Class C Shares                      House Account
                                      Owings Mills, MD
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          24.52%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Mid Cap Value Fund                    Merrill Lynch Pierce Fenner & Smith, Inc.                          39.02%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Citigroup Global Markets                                            6.53%
                                      House Account
                                      Owings Mills, MD
Orion Fund                            Merrill Lynch Pierce Fenner & Smith, Inc.                          37.24%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Citigroup Global Markets                                           15.14%
                                      House Account
                                      Owings Mills, MD
Risk-Managed Core Fund                Merrill Lynch Pierce Fenner & Smith, Inc.                          53.97%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Pershing LLC                                                        9.97%
                                      Jersey City, NJ
                                      Morgan Stanley & Co                                                 6.82%
                                      Jersey City, NJ
Risk-Managed Growth Fund              Merrill Lynch Pierce Fenner & Smith, Inc.                          51.04%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Pershing LLC                                                       15.81%
                                      Jersey City, NJ
                                      Citigroup Global Markets                                            5.58%
                                      House Account
                                      Owings Mills, MD
Risk-Managed International Fund       Janus Capital Group Inc.                                           99.01%*
  Class C Shares                      Denver, CO
Risk-Managed Value Fund               Janus Capital Group Inc.                                           75.42%*
  Class C Shares                      Denver, CO
                                      Pershing LLC                                                        8.02%
                                      Jersey City, NJ

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      UBS Financial Services Inc.                                         7.57%
                                      FBO UBS-FINSVC CDN
                                      FBO Ms. Li-Fen C Johnson
                                      Weehawken, NJ
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                           6.58%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
Small Company Value Fund              Merrill Lynch Pierce Fenner & Smith, Inc.                          29.68%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Capital Bank & Trust Company Ttee                                  16.14%
                                      FBO United Consulting Ltd 401K Plan
                                      Greenwood Vlg, CO
                                      GPC Securities Inc.                                                 5.10%
                                      Agent for Reliance Trust Company
                                      FBO Eason Horticultural Res 401(K) Plan
                                      Atlanta, GA
Small-Mid Growth Fund                 Merrill Lynch Pierce Fenner & Smith, Inc.                          34.90%
  Class C Shares                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Janus Capital Management LLC                                       14.89%*
                                      Denver, CO
                                      GPC Securities Inc.                                                 8.58%
                                      Agent for Reliance Trust Company
                                      FBO Prime Environmental Inc. 401K Plan
                                      Atlanta, GA
                                      First Clearing LLC                                                  5.58%
                                      A/C 5510-5624
                                      Dr. Linda Susan Marcus
                                      Wyckoff, NJ
                                      First Clearing LLC                                                  5.04%
                                      A/C 4592-1078
                                      Tommy F Lejeune & Cecile P Lejeune TEN COM
                                      Lake Charles, LA
Worldwide Fund                        Citigroup Global Markets                                           32.05%
  Class C Shares                      House Account
                                      Owings Mills, MD
                                      Merrill Lynch Pierce Fenner & Smith, Inc.                          12.91%
                                      For The Sole Benefit Of Customers
                                      Jacksonville, FL
                                      Wells Fargo Investments LLC                                         6.47%
                                      A/C 5292-4983
                                      Minneapolis, MN
                                      Wells Fargo Investments LLC                                         5.96%
                                      A/C 7054-9514
                                      Minneapolis, MN
Balanced Fund                         Charles Schwab & Co. Inc.                                          72.02%
  Class I Shares                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
                                      Citigroup Global Markets Inc.                                      13.43%
                                      A/C 00109801250
                                      New York, NY
Contrarian Fund                       Janus Smart Portfolio - Growth                                     22.76%
  Class I Shares                      Contrarian Fund Omnibus Acct
                                      Denver, CO
                                      Prudential Investment Management Service                           17.07%
                                      FBO Mutual Fund Clients/Pruchoice
                                      Newark, NJ
                                      Janus Smart Portfolio - Conservative                               16.68%
                                      Contrarian Fund Omnibus Acct
                                      Denver, CO

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      Citigroup Global Markets Inc.                                      16.50%
                                      A/C 00109801250
                                      New York, NY
                                      Charles Schwab & Co. Inc.                                           5.34%
                                      Exclusive Benefit Of Our Customers
                                      Reinvest Account
                                      San Francisco, CA
Flexible Bond Fund                    Janus Smart Portfolio - Conservative                               38.21%
  Class I Shares                      Flexible Bond Omnibus Acct
                                      Denver, CO
                                      Janus Smart Portfolio - Moderate                                   35.31%
                                      Flexible Bond Omnibus Acct
                                      Denver, CO
                                      Janus Smart Portfolio - Growth                                     25.63%
                                      Flexible Bond Omnibus Acct
                                      Denver, CO
Floating Rate High Income Fund        Janus Capital Group Inc.                                           39.67%*
  Class I Shares                      Denver, CO
                                      Charles Schwab & Co. Inc.                                           9.93%
                                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
Forty Fund                            Citigroup Global Markets Inc.                                      22.46%
  Class I Shares                      A/C 00109801250
                                      New York, NY
                                      Vanguard Fiduciary Trust Company                                   20.08%
                                      Valley Forge, PA
                                      Mori & Co                                                          18.28%
                                      Kansas City, MO
                                      MAC & Co                                                            5.88%
                                      A/C NFSF4561302
                                      Pittsburgh, PA
                                      Pershing LLC                                                        5.88%
                                      Jersey City, NJ
                                      Charles Schwab & Co. Inc.                                           5.29%
                                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
Fundamental Equity Fund               Citigroup Global Markets Inc.                                      80.11%
  Class I Shares                      A/C 00109801250
                                      New York, NY
                                      Counsel Trust                                                       6.77%
                                      FBO Durand Chevrolet Inc. 401K Trust
                                      York, PA
                                      RBC Capital Markets Corp                                            5.78%
                                      FBO Reliance Trust TTEE
                                      FBO George Raymond Payne III
                                      Janus MPC Fund                                                      5.32%
                                      Fundamental Equity Omnibus Acct
                                      Denver, CO
Global Real Estate Fund               Charles Schwab & Co. Inc.                                          99.79%
  Class I Shares                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
Global Research Fund                  Charles Schwab & Co. Inc.                                          36.72%
  Class I Shares                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
                                      Janus Capital Group Inc.                                           19.56%*
                                      Denver, CO
                                      NFS LLC                                                            17.96%
                                      FEBO John F Bozman & Sharon A Bozman
                                      Receipt & Disbursement
                                      Bradenton, FL

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      NFS LLC                                                             6.40%
                                      FMT CO Cust IRA
                                      FBO William Butler Mulherin
                                      Athens, GA
Growth and Income Fund                Citigroup Global Markets Inc.                                      94.64%
  Class I Shares                      A/C 00109801250
                                      New York, NY
High-Yield Fund                       Janus Capital Group Inc.                                           93.29%*
  Class I Shares                      Denver, CO
                                      Janus MPC Fund                                                      6.11%
                                      High-Yield Bond Omnibus Acct
                                      Denver, CO
International Equity Fund             Janus Smart Portfolio - Growth                                     32.13%
  Class I Shares                      International Equity Omnibus Acct
                                      Denver, CO
                                      Janus Smart Portfolio - Moderate                                   18.16%
                                      International Equity Omnibus Acct
                                      Denver, CO
                                      Citigroup Global Markets Inc.                                       9.13%
                                      A/C 00109801250
                                      New York, NY
                                      Janus Smart Portfolio - Conservative                                7.99%
                                      International Equity Omnibus Acct
                                      Denver, CO
International Forty Fund              Charles Schwab & Co. Inc.                                          85.64%
  Class I Shares                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
                                      Janus Capital Group Inc.                                           14.36%*
                                      Denver, CO
International Growth Fund             Minnesota Life Insurance Company                                   39.83%
  Class I Shares                      Saint Paul, MN
                                      NFS LLC                                                            15.88%
                                      FEBO Transamerica Life Insurance Company
                                      Los Angeles, CA
                                      Janus Smart Portfolio - Growth                                      6.59%
                                      Overseas Fund Omnibus Acct
                                      Denver, CO
                                      T Rowe Price Retirement                                             5.98%
                                      Plan Services Inc.
                                      FBO State of Illinois
                                      Owings Mills, MD
                                      Charles Schwab & Co. Inc.                                           5.26%
                                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
Large Cap Growth Fund                 Janus Smart Portfolio - Growth                                     55.24%
  Class I Shares                      Janus Fund Omnibus Acct
                                      Denver, CO
                                      Janus Smart Portfolio - Moderate                                   40.60%
                                      Janus Fund Omnibus Acct
                                      Denver, CO
Long/Short Fund                       Charles Schwab & Co. Inc.                                          38.09%
  Class I Shares                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
                                      Citigroup Global Markets Inc.                                      22.19%
                                      A/C 00109801250
                                      New York, NY
                                      Pershing LLC                                                        5.36%
                                      Jersey City, NJ

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
Mid Cap Value Fund                    NFS LLC                                                            37.93%
  Class I Shares                      FEBO FIICO
                                      As Agent for Qualified Employee Benefit Plans 401K
                                      FINOPS-IC Funds
                                      Covington, KY
                                      Wachovia Bank N A                                                  16.77%
                                      Omnibus Cash/Cash
                                      A/C 9999999980 NC-1151
                                      Charlotte, NC
                                      Edward D Jones & Co                                                 8.09%
                                      Maryland Heights, MO
                                      Wachovia Bank N A                                                   6.35%
                                      Omnibus Cash/Rein
                                      A/C 9999999971 NC-1151
                                      Charlotte, NC
Orion Fund                            Citigroup Global Markets Inc.                                      22.72%
  Class I Shares                      A/C 00109801250
                                      New York, NY
                                      Wells Fargo Investments LLC                                        13.47%
                                      A/C 7432-8827
                                      Minneapolis, MN
                                      Janus MPC Fund                                                      6.21%
                                      Orion Fund Omnibus Acct
                                      Denver, CO
                                      LPL Financial                                                       5.85%
                                      A/C 2614-7959
                                      San Diego, CA
                                      Charles Schwab & Co. Inc.                                           5.33%
                                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
Risk-Managed Core Fund                Charles Schwab & Co. Inc.                                          14.64%
  Class I Shares                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
                                      The Fletcher Jones Foundation                                      10.38%
                                      Los Angeles, CA
                                      Minnesota Life Insurance Company                                    9.73%
                                      Saint Paul, MN
                                      Northern Trust As Custodian                                         7.24%
                                      FBO The Libra Foundation - Acct 26-20655
                                      Chicago, IL
                                      Chembaco                                                            7.13%
                                      C/O Chemical Bank & Trust
                                      Midland, MI
                                      Northwest Health Foundation                                         5.59%
                                      Portland, OR
                                      Keybank NA                                                          5.56%
                                      FBO The Abington FDN Mutual Funds
                                      Cleveland, OH
Risk-Managed Growth Fund              Charles Schwab & Co. Inc.                                           7.64%
  Class I Shares                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
Risk-Managed International Fund       Janus Capital Group Inc.                                           84.48%*
  Class I Shares                      Denver, CO
                                      Charles Schwab & Co. Inc.                                          13.97%
                                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
Risk-Managed Value Fund               Janus Smart Portfolio - Growth                                     36.88%
  Class I Shares                      Risk-Managed Value Omnibus Acct
                                      Denver, CO
                                      Janus Smart Portfolio - Moderate                                   20.87%
                                      Risk-Managed Value Omnibus Acct
                                      Denver, CO

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      Wells Fargo Bank NA                                                13.81%
                                      FBO TC Hospital Workers PEN-MISC Assets
                                      Minneapolis, MN
                                      Janus Smart Portfolio - Conservative                               11.66%
                                      Risk-Managed Value Omnibus Acct
                                      Denver, CO
                                      State Street Bank                                                   6.71%
                                      As Trustee for the Eagle Industries Inc.
                                      Master Trust
                                      North Quincy, MA
                                      Comerica - FBO FTMC Mutual                                          5.02%
                                      Detroit, MI
Small Company Value Fund              SunTrust Bank                                                      50.73%
  Class I Shares                      FBO Vitas Healthcare Corp 401K
                                      Greenwood Vlg, CO
                                      Janus Smart Portfolio - Growth                                     34.08%
                                      Small Company Value Fund Omnibus Acct
                                      Denver, CO
                                      Charles Schwab & Co. Inc.                                          11.04%
                                      Exclusive Benefit Of Our Customers
                                      San Francisco, CA
Small-Mid Growth Fund                 Janus MPC Fund                                                     10.85%
  Class I Shares                      Small-Mid Growth Fund Omnibus Acct
                                      Denver, CO
                                      RBC Capital Markets Corp                                            6.84%
                                      FBO Michael J. Flanders - IRA
                                      Arlington Heights, IL
Worldwide Fund                        NFS LLC                                                            99.35%
  Class I Shares                      FEBO FIIOC As Agent for Qualified Employee Benefit
                                      Plans
                                      401K Finops-IC Funds
                                      Covington, KY
Balanced Fund                         Merrill Lynch                                                      25.42%
  Class R Shares                      Jacksonville, FL
                                      MG Trust Company As Agent for                                       6.38%
                                      Frontier Trust Co As Trustee Landmark Healthcare Inc.
                                      401K SA
                                      Fargo, ND
                                      Bisys Retirement Services                                           5.57%
                                      FBO AL&W Moore Trucking Co Inc. 401K
                                      Denver, CO
Contrarian Fund                       EMJAYCO                                                            15.44%
  Class R Shares                      FBO Reinders Inc. 401K
                                      A/C 351898
                                      Greenwood Vlg, CO
                                      GPC Securities Inc As Agent for Reliance Trust Company              8.70%
                                      FBO Springdale Family Dental 401K Plan
                                      Atlanta, GA
                                      GPC Securities Inc As Agent for Reliance Trust Company              8.01%
                                      FBO Security Packaging Inc. 401K PS Plan
                                      Atlanta, GA
                                      Orchard Trust Company Trustee                                       7.96%
                                      FBO Employee Benefits Clients
                                      Greenwood Vlg, CO
                                      GPC Securities Inc As Agent for Reliance Trust Company              7.21%
                                      FBO Macomb Internal Medicine PC
                                      Atlanta, GA
                                      GPC Securities Inc As Agent for Reliance Trust Company              7.03%
                                      FBO Schmald Tool & Die Inc. 401K PSP
                                      Atlanta, GA
                                      CB&T TTEE                                                           5.90%
                                      FBO ICR LLC 401K
                                      Greenwood Vlg, CO

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      MG Trust Company Custodian                                          5.09%
                                      FBO Custom Vending Company Inc.
                                      Denver, CO
Flexible Bond Fund                    Merrill Lynch                                                      55.14%
  Class R Shares                      Jacksonville, FL
                                      Janus Capital Management LLC                                       30.66%*
                                      Denver, CO
                                      Capital Bank & Trust Co.                                           14.19%
                                      George Shaeffer Construction Co.
                                      Profit Sharing 401(K) Plan
                                      Greenwood Vlg, CO
Forty Fund                            Hartford Life Insurance Co.                                        32.38%
  Class R Shares                      Separate Account DC IV
                                      Hartford, CT
                                      Merrill Lynch                                                      24.75%
                                      Jacksonville, FL
                                      American United Life Insurance Co.                                  9.72%
                                      AUL American Group Retirement Annuity
                                      Indianapolis, IN
                                      PRIAC As Trustee/Custodian                                          5.29%
                                      Various Retirement Plans
                                      Kansas City, MO
Fundamental Equity Fund               ADP Inc. As Agent for Various Custodians/Trustees of               62.10%
  Class R Shares                      Flex Product 401K
                                      Kansas City, MO
                                      DWS Trust Co TTEE                                                  27.63%
                                      Seattle Metropolitan Credit Union 401K Plan
                                      Salem, NH
Growth and Income Fund                American United Life Insurance Co.                                 34.65%
  Class R Shares                      AUL American Group Retirement Annuity
                                      Indianapolis, IN
                                      American United Life Insurance Co.                                 19.54%
                                      AUL American Unit Trust
                                      Indianapolis, IN
                                      MG Trust Company Custodian                                         12.72%
                                      FBO PN Hoffman Inc. 401K
                                      Denver, CO
                                      GPC Securities Inc Agent for Reliance Trust Company                 9.43%
                                      FBO Rasmussen College 401K Plan
                                      Atlanta, GA
                                      MG Trust Company Custodian                                          6.68%
                                      FBO Human Management Services Inc. 401
                                      Denver, CO
High-Yield Fund                       Janus Capital Management LLC                                         100%*
  Class R Shares                      Denver, CO
International Equity Fund             Janus Capital Group Inc.                                           71.67%*
  Class R Shares                      Denver, CO
                                      Counsel Trust DBA MATC                                              9.16%
                                      FBO International Language Services Defined Benefit
                                      Plan
                                      Pittsburgh, PA
                                      MG Trust Company as Agent for                                       5.84%
                                      Frontier Trust Co as Trustee
                                      Wingfield Scale Inc. Profit Sharing
                                      Fargo, ND
International Growth Fund             Hartford Life Insurance Co                                         40.65%
  Class R Shares                      Separate Account DC IV
                                      Hartford, CT
                                      Merrill Lynch                                                      30.76%
                                      Jacksonville, FL
Large Cap Growth Fund                 Merrill Lynch                                                      67.21%
  Class R Shares                      Jacksonville, FL

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      DWS Trust Company Trustee                                          15.31%
                                      FBO Macrolink Inc. 401K PSP
                                      Bin 064031
                                      Salem, NH
                                      GPC Securities Inc. Agent for Reliance Trust Company               14.72%
                                      FBO Suburban Gastroenterology 401K Plan
                                      Atlanta, GA
Long/Short Fund                       Capital Bank & Trust Company TTEE                                  46.47%
  Class R Shares                      Bernardin Lochmueller & Assoc. RPS
                                      Greenwood Vlg, CO
                                      Reliance Trust Co Custodian                                        42.19%
                                      FBO Molded Fiber Glass Companies DE
                                      Atlanta, GA
                                      Merrill Lynch                                                       5.54%
                                      Jacksonville, FL
Mid Cap Growth Fund                   Merrill Lynch                                                      17.02%
  Class R Shares                      Jacksonville, FL
                                      Hartford Life Insurance Co.                                        15.47%
                                      Separate Account DC IV
                                      Hartford, CT
                                      MG Trust Company Trustee                                            5.40%
                                      Hughes Brothers Inc. Profit SP
                                      Denver, CO
Mid Cap Value Fund                    Merrill Lynch                                                      19.91%
  Class R Shares                      Jacksonville, FL
                                      EMJAY Corporation Custodian                                        17.54%
                                      FBO Plans of RPSA Customers
                                      Greenwood Vlg, CO
Orion Fund                            Capital Bank & Trust Company Trustee                               28.41%
  Class R Shares                      FBO City Financial Corp. 401(K) & PSP
                                      Greenwood Vlg, CO
                                      Counsel Trust DBA Mid Atlantic Trust Company                       20.12%
                                      FBO Centro Inc. 401K PSP & Trust
                                      Pittsburgh, PA
                                      Mercer Trust Company TTEE                                           7.53%
                                      FBO NY Hotel Trades Council & Hotel
                                      Assoc of NYC Heather Ctr Inc. EE
                                      Norwood, MA
                                      Capital Bank & Trust Company TTEE                                   6.89%
                                      CQM Inc. 401K Savings Plan
                                      Greenwood Vlg, CO
                                      MG Trust Company As Agent for Frontier Trust Co                     6.08%
                                      As Trustee Secure Benefits Systems Corp 401K
                                      Fargo, ND
                                      GPC Securities Inc. Agent for Reliance Trust Company                5.27%
                                      FBO Oasis 401K Profit Sharing Plan
                                      Atlanta, GA
                                      Counsel Trust DBA MATC                                              5.19%
                                      FBO International Language Services Defined Benefit
                                      Plan
                                      Pittsburgh, PA
Risk-Managed Core Fund                GPC Securities Inc. As Agent for Reliance Trust Company            63.09%
  Class R Shares                      FBO Community Mgmt. Corp. 401K PSP
                                      Atlanta, GA
                                      NFS LLC                                                            31.27%
                                      FEBO Louis G Lower II Trustee
                                      Louis G Lower II Trust - U/A 3/1/91
                                      Springfield, IL
                                      GPC Securities Inc. As Agent for Reliance Trust Company             5.44%
                                      FBO Marketing Comcepts of MN 401K PSP
                                      Atlanta, GA
Risk-Managed Growth Fund              Merrill Lynch                                                      83.66%
  Class R Shares                      Jacksonville, FL

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      GPC Securities Inc. As Agent for Reliance Trust Company             8.44%
                                      FBO South Bay Home Health Care Plan
                                      Atlanta, GA
                                      GPC Securities Inc. As Agent for Reliance Trust Company             7.88%
                                      FBO Shaker Auto Group Inc.
                                      Atlanta, GA
Risk-Managed Value Fund               Janus Capital Group Inc.                                           65.69%*
  Class R Shares                      Denver, CO
                                      GPC Securities Inc. As Agent for Reliance Trust Company            34.31%
                                      FBO New Pueblo Medicine Profit Plan
                                      Atlanta, GA
Small Company Value Fund              EMJAY Corporation Custodian                                        42.02%
  Class R Shares                      FBO Plans Of RPSA Customers
                                      Greenwood Village, CO
                                      Merrill Lynch                                                      18.66%
                                      Jacksonville, FL
                                      MG Trust Company                                                    6.32%
                                      Agent For Frontier Trust Company As Trustee
                                      Charleston Place Associates Retire
                                      Fargo, ND
Small-Mid Growth Fund                 Janus Capital Management LLC                                       21.08%*
  Class R Shares                      Denver, CO
                                      NFS LLC                                                            19.18%
                                      FEBO Nyph Executive Option Plan
                                      National Trust Mgmt. Svcs. Trustee
                                      Nyph LTI 2001 -158261286
                                      Warrenton, VA
                                      MG Trust Company Cust                                               9.89%
                                      FBO R L Midgett Inc. 401K Plan
                                      Denver, CO
                                      NFS LLC                                                             5.98%
                                      FEBO FMT Co Cust
                                      IRA Rollover
                                      FBO Robert Clotworthy
                                      Metairie, LA
                                      GPC Securities Inc. Agent for Reliance Trust Company                5.43%
                                      FBO Johl & Co. PSP
                                      Atlanta, GA
Worldwide Fund                        Capital Bank & Trust Co. Trustee                                   45.27%
  Class R Shares                      FBO Alcan Rolled Products-Ravenswood LLC
                                      Savings Plan For USW Represented Employees
                                      Greenwood Vlg, CO
                                      MG Trust Company Cust                                              15.95%
                                      FBO Meyer Engineers LTD
                                      Denver, CO
                                      MG Trust Company Cust                                              11.72%
                                      FBO Midship Marine Inc.
                                      Denver, CO
                                      MG Trust Company As Agent For                                      11.54%
                                      Frontier Trust Co. As Trustee
                                      Glacier Interactive Solutions Inc. 4
                                      Fargo, ND

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      GPC Securities Inc. Agent for Reliance Trust Company               11.07%
                                      FBO Alpha Solutions Corporation EE Plan
                                      Atlanta, GA
Balanced Fund                         Prudential Retirement - Alliance                                   21.52%
  Class S Shares                      Separate Acct Investment Products & Advisory Services
                                      Hartford, CT
                                      National Financial Services LLC TR                                  7.69%
                                      For Exclusive Benefit of Our Customers
                                      New York, NY
                                      Nationwide Trust Company FSB                                        7.05%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      Nationwide Insurance Company - QPVA                                 6.82%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH
Contrarian Fund                       Wachovia Bank                                                      14.54%
  Class S Shares                      FBO Various Retirement Plans
                                      A/C 9888888836 NC 1076
                                      Charlotte, NC
                                      Pershing LLC                                                        6.60%
                                      Jersey City, NJ
                                      FIIOC FBO MGP Ingrediants Non Union                                 6.01%
                                      401(k) & Profit Sharing Plan
                                      Covington, KY
Flexible Bond Fund                    Hartford Life Insurance Co.                                        18.05%
  Class S Shares                      Separate Account DC IV
                                      Hartford, CT
                                      Saxon & Co                                                         15.30%
                                      FBO 91 Vested Interest Omnibus Asset
                                      Philadelphia, PA
                                      Nationwide Insurance Company Trust                                  6.78%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      Reliance Trust Company                                              6.52%
                                      Sisters of Mercy of the Americas 401(K)
                                      Greenwood Vlg, CO
                                      Fidelity Investments (FIIOC)                                        5.37%
                                      Agent for United Natural Foods Inc. Retirement Plan
                                      10485
                                      Covington, KY
Floating Rate High Income Fund        Janus Capital Group Inc.                                             100%*
  Class S Shares                      Denver, CO
Forty Fund                            Citigroup Global Markets Inc.                                      34.87%
  Class S Shares                      A/C 00109801250
                                      New York, NY
                                      National Financial Services LLC TR                                 16.35%
                                      For Exclusive Benefit of Our Customers
                                      New York, NY
Fundamental Equity Fund               Nationwide Insurance Company Trust                                 15.71%
  Class S Shares                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      SunTrust Bank                                                      15.50%
                                      FBO Retirement Savings Plan for Seaboard Corp
                                      Greenwood Vlg, CO

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
                                      National Financial Services LLC TR                                  8.40%
                                      For Exclusive Benefit of Our Customers
                                      New York, NY
                                      Saxon & CO                                                          5.78%
                                      FBO 91 Vested Interest Omnibus Asset
                                      A/C 20-01-302-9912426
                                      Philadelphia, PA
Global Real Estate Fund               Janus Capital Group Inc.                                             100%*
  Class S Shares                      Denver, CO
Global Research Fund                  Janus Capital Group Inc.                                             100%*
  Class S Shares                      Denver, CO
Growth and Income Fund                Saxon & CO                                                         20.32%
  Class S Shares                      FBO 91 Vested Interest Omnibus Asset
                                      A/C 20-01-302-9912426
                                      Philadelphia, PA
                                      Nationwide Trust Company FSB                                       20.03%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      Charles Schwab & Co, Inc.                                          10.08%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Prudential Investment Management Service                            8.94%
                                      FBO Mutual Fund Clients
                                      Newark, NJ
High-Yield Fund                       Janus Capital Management LLC                                       99.82%*
  Class S Shares                      Denver, CO
International Forty Fund              Janus Capital Group Inc.                                             100%*
  Class S Shares                      Denver, CO
International Growth Fund             State Street Bank & Trust                                          13.08%
  Class S Shares                      FBO ADP Daily Valuation B - 401K Product
                                      North Quincy, MA
                                      Hartford Life Insurance Company                                    12.19%
                                      Separate Account DC IV
                                      Hartford, CT
                                      National Financial Services LLC Trustee                            11.67%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY
                                      Nationwide Trust Company FSB                                        7.40%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH
Large Cap Growth Fund                 Prudential Retirement-Alliance                                     15.48%
  Class S Shares                      Separate Acct Investment Products & Advisory Svs.
                                      Hartford, CT
                                      Citigroup Global Markets Inc.                                      14.42%
                                      A/C 00109801250
                                      New York, NY
                                      Saxon & Co.                                                        12.29%
                                      FBO 91 Vested Interest - Omnibus Asset
                                      A/C 20-01-302-9912426
                                      Philadelphia, PA
                                      Ohio National Life Insurance Co.                                    7.50%
                                      FBO Its Separate Accounts
                                      Cincinnati, OH
                                      DCGT As TTEE and/or Cust                                            5.46%
                                      FBO Various Qualifed Plans
                                      Des Moines, IA
                                      Charles Schwab & Co. Inc.                                           5.38%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA

* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
Long/Short Fund                       SEI Private Trust Company                                          29.68%
  Class S Shares                      FBO ID370
                                      Oaks, PA
Mid Cap Growth Fund                   National Financial Services LLC Trustee                            17.55%
  Class S Shares                      For Exclusive Benefit Of Our Customers
                                      New York, NY
                                      Nationwide Trust Company FSB                                       12.10%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      Benefit Trust CO                                                    9.15%
                                      FBO PHH Investments LLC
                                      Overland Park, KS
                                      Charles Schwab & Co. Inc.                                           5.97%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      Guardian Insurance & Annuity Co.                                    5.18%
                                      Sep-Acct L
                                      Bethlehem, PA
Mid Cap Value Fund                    Nationwide Trust Company FSB                                       11.96%
  Class S Shares                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      National Financial Services LLC Trustee                            11.03%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY
                                      Wachovia Bank                                                       9.75%
                                      FBO Various Retirement Plans
                                      A/C 9888888836 NC 1076
                                      Charlotte, NC
                                      Prudential Investment Mgmt Service                                  6.06%
                                      FBO Mutual Fund Clients
                                      Newark, NJ
                                      State Of Indiana Trustee                                            5.25%
                                      FBO State Of Indiana Def Comp And Matching Plans
                                      Greenwood Vlg, CO
Orion Fund                            National Financial Services LLC Trustee                            62.85%
  Class S Shares                      For Exclusive Benefit Of Our Customers
                                      New York, NY
                                      Capital Bank and Trust Company TR                                  32.76%
                                      FBO Cherokee Pharmaceuticals LLC 401K PS Plan
                                      Greenwood Vlg, CO
Risk-Managed Core Fund                Prudential Investment Mgmt Service                                 29.97%
  Class S Shares                      FBO Mutual Fund Clients
                                      Newark, NJ
                                      Nationwide Trust Company FSB                                       24.27%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      Charles Schwab & Co. Inc.                                          15.47%
                                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
Risk-Managed Growth Fund              Charles Schwab & Co. Inc.                                          19.78%
  Class S Shares                      Special Custody Account
                                      FBO Institutional Client Accounts
                                      San Francisco, CA
                                      MAC & Co.                                                          18.75%
                                      A/C RSMF 2033002
                                      Pittsburgh, PA
                                      The Northern Trust Co As TTEE                                       9.88%
                                      FBO Tuthill Corporation Retirement Plan 401K - DV
                                      Chicago, IL

Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------

                                      American United Life Insurance Co                                   9.78%
                                      Unit Investment Trust
                                      Indianapolis, IN
                                      National Financial Services LLC Trustee                             6.51%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY
                                      Mitra & CO FBO 98                                                   6.01%
                                      C/O M&I Trust Co NA
                                      Milwaukee, WI
Risk-Managed International Fund       Janus Capital Group Inc.                                             100%*
  Class S Shares                      Denver, CO
Risk-Managed Value Fund               Janus Capital Group Inc.                                             100%*
  Class S Shares                      Denver, CO
Small Company Value Fund              Wachovia Bank                                                      13.83%
  Class S Shares                      FBO Various Retirement Plans
                                      A/C 9888888836 NC 1151
                                      Charlotte, NC
                                      American United Life Insurance Corp                                10.26%
                                      Group Retirement Annuity
                                      Indianapolis, IN
                                      PWNCO, LLC                                                          9.64%
                                      FBO 101081
                                      Chicago, IL
                                      State Street Bank & Trust Co Cust                                   6.43%
                                      FBO Citistreet Core Market
                                      North Quincy, MA
                                      Nationwide Trust Company FSB                                        5.04%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH
Small-Mid Growth Fund                 Janus Capital Management LLC                                       72.26%*
  Class S Shares                      Denver, CO
                                      Wells Fargo Investments LLC                                        13.16%
                                      A/C 3600-8812
                                      Minneapolis, MN
                                      MG Trust Company Cust                                               6.45%
                                      FBO Nimsoft Inc. 401K Plan
                                      Denver, CO
Worldwide Fund                        Nationwide Trust Company FSB                                       15.82%
  Class S Shares                      C/O IPO Portfolio Accounting
                                      Columbus, OH
                                      Guardian Insurance & Annuity Co.                                   12.74%
                                      Sep-Acct L - Equity Acct 3S
                                      Bethlehem, PA
                                      Prudential Retirement-Alliance                                      9.69%
                                      Separate Acct Investment Products & Advisory Services
                                      Hartford, CT
                                      Ohio National Life Insurance Co.                                    8.83%
                                      FBO Its Separate Accounts
                                      Cincinnati, OH
                                      National Financial Services LLC Trustee                             7.41%
                                      For Exclusive Benefit Of Our Customers
                                      New York, NY
                                      Nationwide Insurance Company - QPVA                                 5.58%
                                      C/O IPO Portfolio Accounting
                                      Columbus, OH



* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 30 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Six Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.


  Nine of the Funds discussed in this SAI (listed below) were formed from the reorganization of the Retirement Shares of corresponding Portfolio of Janus Aspen Series into the Funds on July 31, 2000. Funds not listed commenced operations after July 31, 2000.


  PREDECESSOR FUND
  (EACH A PORTFOLIO OF JANUS ASPEN SERIES)                           FUND
  ----------------------------------------                           ----
  Growth Portfolio - Retirement Shares                               Janus Adviser Large Cap Growth Fund
  Capital Appreciation Portfolio - Retirement Shares                 Janus Adviser Forty Fund
  Aggressive Growth Portfolio - Retirement Shares                    Janus Adviser Mid Cap Growth Fund
  Growth and Income Portfolio - Retirement Shares                    Janus Adviser Growth and Income Fund
  Equity Income Portfolio - Retirement Shares                        Janus Adviser Fundamental Equity Fund
  Balanced Portfolio - Retirement Shares                             Janus Adviser Balanced Fund
  Worldwide Growth Portfolio - Retirement Shares                     Janus Adviser Worldwide Fund
  International Growth Portfolio - Retirement Shares                 Janus Adviser International Growth Fund
  Flexible Income Portfolio - Retirement Shares                      Janus Adviser Flexible Bond Fund



  Janus Adviser Small Company Value Fund was formed from the reorganization of Berger Small Cap Value Fund II (Investor Shares, Service Shares and Institutional Shares) of Berger Investment Portfolio Trust into Class I Shares (renamed Class S Shares effective November 28, 2005) of Janus Adviser Small Company Value Fund. Berger Small Cap Value Fund II had a fiscal year end of September 30. Following the reorganization, the Fund changed its fiscal year end to July 31.

  Effective June 2, 2003, Janus Adviser Strategic Value Fund was reorganized into Janus Adviser Mid Cap Value Fund.

  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.


  The Funds discussed in this SAI each offer five classes of shares, except for Global Real Estate Fund, Floating Rate High Income Fund, Global Research Fund, and Risk-Managed International Fund, which each offer four classes of shares. The Shares discussed in this SAI are generally offered only through retirement and pension plans, bank trust departments, broker-dealers, financial advisors, and other financial intermediaries. However, if you previously owned shares of Berger Small Cap Value Fund II - Investor Shares directly, prior to their reorganization into Janus Adviser Small Company Value Fund - Class S Shares, you may call a Janus representative to purchase shares of Small Company Value Fund. See the Funds' Prospectuses for further detail.


SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.


  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.



VOTING RIGHTS

  The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Funds, audits the Funds' annual financial statements and compiles their tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT




  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2008.



  Schedules of Investments as of July 31, 2008



  Statements of Assets and Liabilities as of July 31, 2008



  Statements of Operations for the period ended July 31, 2008


  Statements of Changes in Net Assets for the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB-.....................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




MOODY'S INVESTORS
SERVICE, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

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                                                                             111

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112

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

                                  (JANUS LOGO)

                                               www.janus.com/info

                                               151 Detroit Street
                                               Denver, Colorado 80206-4805
                                               1-877-335-2687

                                 November 28, 2008



                                 Janus Adviser Money Market Fund




                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS S SHARES

                       Statement of Additional Information




    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, and Class S Shares (collectively, the "Shares") of Janus Adviser Money Market Fund. The Fund is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and is managed by Janus Capital Management LLC ("Janus Capital").


    Shares of the Fund may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisors, and other financial intermediaries.



    This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated November 28, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janus.com/info, or by contacting Janus at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Investment Policies and Restrictions, and Investment Strategies
  and Risks..................................................................     2

Determination of Net Asset Value.............................................    12

Investment Adviser...........................................................    13

Custodian, Transfer Agent, and Certain Affiliations..........................    18

Portfolio Transactions and Brokerage.........................................    19

Trustees and Officers........................................................    20

Purchase of Shares...........................................................    25

Distribution and Shareholder Servicing Plans.................................    26

Redemption of Shares.........................................................    28

Dividends and Tax Status.....................................................    29

Principal Shareholders.......................................................    30

Miscellaneous Information....................................................    31
  Shares of the Trust........................................................    31
  Shareholder Meetings.......................................................    31
  Voting Rights..............................................................    31
  Independent Registered Public Accounting Firm..............................    32
  Registration Statement.....................................................    32

Financial Statements.........................................................    33

Appendix A...................................................................    34
  Description of Securities Ratings..........................................    34

Appendix B...................................................................    36
  Description of Municipal Securities........................................    36

INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------



JANUS ADVISER SERIES


  This Statement of Additional Information includes information about one series of the Trust. The Fund is a series of the Trust, an open-end, management investment company.

INVESTMENT POLICIES AND RESTRICTIONS


  The Fund has adopted certain fundamental investment policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.


  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

  The Fund has adopted the following fundamental policies and restrictions:

  (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  The Fund may not:

  (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

  (3) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (4) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

  (6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

  (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  As a fundamental policy, the Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

  Investment restriction (1) is intended to reflect the requirements under
  Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

  The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

  (1) If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (3) The Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  (4) The Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

  (5) The Fund may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

  The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, the Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

  The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectuses.

Participation Interests

  The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.


  In addition to interest rate risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.


  The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.


Securities Lending


  Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.


  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




When-Issued and Delayed Delivery Securities

  The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities


  From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
  Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).


Debt Obligations


  The Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.


Auction Market and Remarketed Preferred Stock


  The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

  The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


  Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


U.S. Government Securities

  To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases

  The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.



  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.


  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   ACA Compliance Group                       As needed               Current
   Bowne & Company Inc.                       Daily                   Current
   Brockhouse & Cooper Inc.                   Quarterly               Current
   Brown Brothers Harriman & Co.              Daily                   Current
   Callan Associates Inc.                     As needed               Current
   Cambridge Associates LLC                   Quarterly               Current
   Charles River Systems, Inc.                As needed               Current
   Charles Schwab & Co., Inc.                 As needed               Current
   Citibank, N.A.                             Daily                   Current
   CMS BondEdge                               As needed               Current
   Consulting Services Group, LLC             As needed               Current
   Deloitte & Touche LLP                      As needed               Current
   Deloitte Tax LLP                           As needed               Current
   Dresdner Bank, AG New York Branch          As needed               Current
   Eagle Investment Systems Corp.             As needed               Current
   Eaton Vance Management                     As needed               Current
   Ernst & Young LLP                          As needed               Current
   FactSet Research Systems, Inc.             As needed               Current
   Financial Models Company, Inc.             As needed               Current
   FT Interactive Data Corporation            Daily                   Current
   Institutional Shareholder Services, Inc.   Daily                   Current
   International Data Corporation             Daily                   Current

   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   Investment Technology Group, Inc.          Daily                   Current
   Jeffrey Slocum & Associates, Inc.          As needed               Current
   Lehman Brothers Inc.                       Daily                   Current
   Marco Consulting Group, Inc.               Monthly                 Current
   Marquette Associates                       As needed               Current
   Markit Loans, Inc.                         Daily                   Current
   Mercer Investment Consulting, Inc.         As needed               Current
   Merrill Communications LLC                 Semi-annually           5 days
   Moody's Investors Service Inc.             Weekly                  7 days or more
   New England Pension Consultants            Monthly                 Current
   Omgeo LLC                                  Daily                   Current
   PricewaterhouseCoopers LLP                 As needed               Current
   Prima Capital Management, Inc.             Quarterly               15 days
   R.V. Kuhns & Associates                    As needed               Current
   Reuters America Inc.                       Daily                   Current
   Rocaton Investment Advisors, LLC           As needed               Current
   Rogerscasey, Inc.                          Quarterly               Current
   Russell/Mellon Analytical Services, LLC    Monthly                 Current
   Sapient Corporation                        As needed               Current
   SEI Investments                            As needed               Current
   SimCorp USA, Inc.                          As needed               Current
   Standard & Poor's                          Daily                   Current
   Standard & Poor's Financial Services       Weekly                  2 days or more
   Standard & Poor's Securities Evaluation    Daily                   Current
   State Street Bank and Trust Company        Daily                   Current
   Summit Strategies Group                    Monthly; Quarterly      Current
   The Yield Book Inc.                        Daily                   Current
   Wachovia Securities LLC                    As needed               Current
   Wall Street On Demand, Inc.                Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated           As needed               Current
   Yanni Partners, Inc.                       Quarterly               Current
   Zephyr Associates, Inc.                    Quarterly               Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


  Pursuant to SEC rules, the Trustees have established procedures to stabilize the Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. The Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
  (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


  As stated in the Prospectuses, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs. The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent.


  The Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.


  A discussion regarding the basis for the Board of Trustees' approval of the Fund's Investment Advisory Agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janus.com/info, or by contacting a Janus representative at 1-877-335-2687.


  The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.25% of the Fund's average daily net assets.

  Janus Capital has voluntarily agreed to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the administrative services fee for Class S Shares, the distribution and shareholder servicing fees (12b-1) for Class A Shares, Class C Shares, and Class S Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed 0.36% of average daily net assets. The waiver is voluntary, and as a result, could change or be terminated at any time at the discretion of Janus Capital.


  The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the last three fiscal years ended July 31. The information presented in the table below reflects the investment advisory fee in effect during each of the fiscal years shown.




                                                        2008                         2007                         2006
                                               ----------------------       ----------------------       ----------------------
                                               Advisory                     Advisory                     Advisory
Fund Name                                        Fees       (Waivers)         Fees       (Waivers)         Fees       (Waivers)
-------------------------------------------------------------------------------------------------------------------------------
Money Market Fund                               $30,176      ($30,176)*      $27,582      ($27,582)*      $22,809      ($22,809)*





* Fee waiver by Janus Capital exceeded the advisory fee.

  In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.



  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds are used to purchase shares of Janus institutional money market funds. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the Janus institutional money market funds and the Investing Funds.


  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.


  The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.


  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.



  For the fiscal years ended July 31, the total amounts paid by Class S Shares of the Fund to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:



                                                         Administrative        Administrative        Administrative
                                                          Services Fees         Services Fees         Services Fees
Fund Name                                                 July 31, 2008         July 31, 2007         July 31, 2006
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                                            $26,505               $26,077               $22,611




  Janus Services is not compensated for its services related to Class A Shares and Class C Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.

  The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Fund uses DST systems to track and process redemption fees and contingent deferred sales charges. The Fund currently pays DST annual per account rates for these systems. These fees are only charged to classes of the Fund with redemption fees or contingent deferred sales charges.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.


  The Fund generally buys and sells securities in principal and agency transactions in which no brokerage commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions. For the fiscal years ended July 31, 2008, July 31, 2007 and July 31, 2006, the Fund did not incur any brokerage commissions.


  When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.


  As of July 31, 2008, the Fund owned securities of its regular broker-dealers (or parents) as shown below:



                                                                                Value of
                                                                               Securities
Name of Broker-Dealer                                                             Owned
-----------------------------------------------------------------------------------------
Deutsche Bank Group                                                            $2,000,000
Lehman Brothers, Inc.                                                          $3,600,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.



-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUND       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    4/00-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUND       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    4/00-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    4/00-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    4/00-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH FUND           TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Craig Jacobson               Executive Vice President and Co-   4/07-Present      Portfolio Manager for other Janus accounts
 151 Detroit Street           Portfolio Manager                                    and Research Analyst for Janus Capital.
 Denver, CO 80206             Janus Adviser Money Market Fund
 DOB: 1970
------------------------------------------------------------------------------------------------------------------------------
 J. Eric Thorderson           Executive Vice President and Co-   1/01-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Adviser Money Market Fund
 DOB: 1961
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC; and Vice President of INTECH
                                                                                   Investment Management LLC. Formerly, Chief
                                                                                   Compliance Officer of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC) (2003-2005);
                                                                                   Vice President of Janus Capital (2000-
                                                                                   2005), and Janus Services LLC (2004-2005);
                                                                                   and Assistant Vice President of Janus
                                                                                   Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



-----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    MEETINGS HELD
                                                                     MEMBERS                        DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)         FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)             4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
-----------------------------------------------------------------------------------------------------------------

 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)               4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
-----------------------------------------------------------------------------------------------------------------

 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)             5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
-----------------------------------------------------------------------------------------------------------------

 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)             4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
-----------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr.                6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   (Chair)
                              consults with Management in planning   William F. McCalpin
                              Trustee meetings, and oversees the     Dennis B. Mullen
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
-----------------------------------------------------------------------------------------------------------------

 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)           17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
-----------------------------------------------------------------------------------------------------------------





  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Fund described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.

---------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE               SECURITIES IN THE FUND              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 James T. Rothe                None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 William D. Stewart            None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------




(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").




                                                                Aggregate Compensation            Total Compensation
                                                                   from the Fund for           from the Janus Funds for
                                                                   fiscal year ended              calendar year ended
Name of Person, Position                                             July 31, 2008              December 31, 2007(1)(2)
-----------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William F. McCalpin, Chairman and Trustee(3)                              $32                          $284,000
Jerome S. Contro, Trustee                                                 $28                          $289,000
John W. McCarter, Jr., Trustee                                            $27                          $279,000
Dennis B. Mullen, Trustee(4)(5)                                           $33                          $464,762
James T. Rothe, Trustee                                                   $27                          $283,000
William D. Stewart, Trustee(5)                                            $30                          $312,000
Martin H. Waldinger, Trustee                                              $26                          $279,000
Linda S. Wolf, Trustee                                                    $28                          $277,000





(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Jerome S. Contro $291,961; Dennis B. Mullen $413,066; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.


(3) For the fiscal period January 1, 2008 to July 31, 2008, Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes compensation for service as a Trustee on the boards of three Janus trusts.


(4) For the fiscal period August 1, 2007 to December 31, 2007, Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes additional compensation for service as Independent Chairman of the Board of Trustees.


(5) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------



  Class S Shares of the Fund can be purchased only through institutional channels such as retirement plans, broker-dealers, bank trust departments, financial advisors, or similar financial intermediaries. Not all financial intermediaries offer Class S Shares. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, its agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Fund's Prospectuses will provide you with detailed information about investing in the Fund.


  Class A Shares and Class C Shares of the Fund are only available for purchase by exchange of Class A Shares and Class C Shares of another Fund of Janus Adviser Series or Janus Adviser, another Trust advised by Janus Capital.

  In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by the close of the regular trading session of the New York Stock Exchange ("NYSE").

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

CLASS C SHARES AND CLASS S SHARES

  Class C Shares and Class S Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by the Fund or its authorized agent.

CLASS A SHARES

  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your purchase order. Your financial intermediary may charge you a separate additional fee for transactions in Class A Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------


CLASS A SHARES AND CLASS S SHARES

  As described in the Prospectuses, Class A Shares and Class S Shares have adopted a distribution and shareholder servicing plan (the "Class A Plan" and the "Class S Plan", respectively) adopted in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in sales of Class A Shares and Class S Shares of the Fund, including but not limited to preparing, printing, and distributing prospectuses, SAI, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as I Shares, renamed S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan.

CLASS C SHARES


  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the National Association of Securities Dealers, Inc. ("NASD") Conduct Rules. Payments under the Class C plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by the Fund from 1.00% to 0.25%. This waiver will continue at least until December 1, 2009.


  The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.


  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.

  For the fiscal year ended July 31, 2008, the total amounts paid by the Class A Shares, Class C Shares and Class S Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under each Class' respective Plan are summarized below.



                                               Prospectus
                                              Preparation,
                            Advertising and   Printing and   Payment to   Compensation to   Total Fund 12b-1
Fund Name                      Literature        Mailing       Brokers    Sales Personnel       Payments
------------------------------------------------------------------------------------------------------------
  MONEY MARKET FUND
     Class A Shares              $  28           $ 2,802      $  1,561          ($ 3)           $  1,583
     Class C Shares              $  39           $ 2,871      $    801          ($ 2)           $  2,088
     Class S Shares              $ 504           $ 3,146      $ 26,527           $ 7            $ 26,504

REDEMPTION OF SHARES
--------------------------------------------------------------------------------



  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.



  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating the Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.





  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.



  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund, has established a Temporary Guarantee Program for the money market mutual funds (the "Program"). The Board of Trustees of the Janus funds has approved the participation of each Janus money market fund, including Money Market Fund, in the Program through December 18, 2008. For additional details, please see the Fund's prospectus as may be supplemented.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the 1940 Act and the rules and regulations thereunder.


CLASS A SHARES

  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

CLASS C SHARES

  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.


  For the fiscal year or period ended July 31, 2008, the total amounts received by Janus Distributors from the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares are summarized below:



                                                                             Contingent Deferred
Fund Name                                                                        Sales Charge
------------------------------------------------------------------------------------------------
  Money Market Fund
     Class A Shares                                                                 $   --
     Class C Shares                                                                 $1,105

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in the Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.

  Unless otherwise instructed, all income dividends on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.


  Distributions for the Fund are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.


  The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment. Because the Fund is a money market fund, it does not anticipate distributing capital gains or qualified dividend income.

  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  As of November 4, 2008, the officers and Trustees as a group did not own outstanding Shares of any class of the Fund. As of November 4, 2008, the percentage ownership of any entity owning 5% or more of the outstanding Shares of any class of the Fund is listed below. To the best knowledge of the Trust, as of November 4, 2008, no other person owned beneficially more than 5% of any class of the Fund's outstanding shares, and no other person beneficially owned 25% or more of any class of shares of the Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of a class are not the beneficial owners of such shares, unless otherwise indicated.



Name of Fund and Class           Shareholder and Address of Record                              Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
Money Market Fund                Pershing LLC                                                            23.45%
  Class A Shares                 Jersey City, NJ

                                 Morgan Stanley & Co                                                     10.16%
                                 Jersey City, NJ

                                 NFS LLC                                                                  7.69%
                                 FEBO Irene Bader Rev Living Trust
                                 Martin Bader L Jackier TTEE
                                 Orchard Lake, MI

                                 RBC Capital Markets Corp                                                 7.58%
                                 FBO Sion Elalouf & Diane Elalouf JT TEN/WROS
                                 Sands Point, NY

                                 LPL Financial                                                            6.22%
                                 A/C 4486-4785
                                 San Diego, CA

Money Market Fund                Citigroup Global Markets Inc.                                           28.33%
  Class C Shares                 House Account
                                 Owings Mills, MD

                                 Pershing LLC                                                             8.97%
                                 Jersey City, NJ

Money Market Fund                Reliance Trust Co. Custodian                                            39.34%
  Class S Shares                 FBO Madsen Knepper 401K
                                 Atlanta, GA

                                 Reliance Trust Co. Custodian                                            11.65%
                                 FBO Vontobel USA Inc. 401K PS Plan
                                 Atlanta, GA

                                 MG Trust Custodian                                                       8.75%
                                 FBO Tray-Pak Corp 401(K) Profit Sharing
                                 Denver, CO

                                 Reliance Trust Co. Custodian                                             8.65%
                                 FBO Independence Cardiology Assoc.
                                 Atlanta, GA

                                 Reliance Trust Co. Custodian                                             7.02%
                                 FBO Engineered Lubricants 401K
                                 Atlanta, GA

                                 Reliance Trust Co. Custodian                                             5.06%
                                 FBO Lohr Distributing DC Plan
                                 Atlanta, GA



MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 30 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Six Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.


  The Fund was formed from the reorganization of the Retirement Shares of the Money Market Portfolio of Janus Aspen Series into the Fund on July 31, 2000.

  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

  Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

  Money Market Fund offers three classes of shares. The Shares discussed in this SAI are offered only through retirement and pension plans, broker-dealers, bank trust departments, financial advisers, and other financial intermediaries.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.


  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS

  The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT




  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2008.



  Schedules of Investments as of July 31, 2008



  Statements of Assets and Liabilities as of July 31, 2008



  Statements of Operations for the period ended July 31, 2008


  Statements of Changes in Net Assets for the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES RATINGS


STANDARD & POOR'S, MOODY'S, AND FITCH, INC.


  MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

  The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

  The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

  SHORT-TERM MUNICIPAL LOANS

  S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

  Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ---------------------------------------------------------------------------------------

  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                             assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                             the margin of safety is not as great as the F-1+ and F-1
                             ratings.

APPENDIX B
--------------------------------------------------------------------------------


DESCRIPTION OF MUNICIPAL SECURITIES

  MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

  1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

  2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

  4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

  5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

  6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.


  MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


  1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

  2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

  In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (refer to 3 below).

  3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

  While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

  Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

  OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

  Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                                  (JANUS LOGO)

                                               www.janus.com/info

                                               151 Detroit Street
                                               Denver, Colorado 80206-4805
                                               1-877-335-2687

                          November 28, 2008



                          Janus Adviser Modular Portfolio Construction(R) Fund





                              JANUS ADVISER SERIES
                                 CLASS A SHARES
                                 CLASS C SHARES
                                 CLASS I SHARES
                                 CLASS S SHARES

                       Statement of Additional Information



    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares, and Class S Shares (collectively, the "Shares") of the Fund listed above, which is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of the Fund. In addition, subadvisers are responsible for the day-to-day operations of certain underlying funds.

    Shares of the Fund may generally be purchased only through institutional channels such as qualified and nonqualified retirement and pension plans, bank trust departments, broker-dealers, financial advisors, and other financial intermediaries.


    This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectuses dated November 28, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janus.com/info, or by contacting Janus at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
  Strategies and Risks........................................................     2

Investment Adviser............................................................    38

Custodian, Transfer Agent, and Certain Affiliations...........................    44

Portfolio Transactions and Brokerage..........................................    45

Trustees and Officers.........................................................    46

Shares of the Trust...........................................................    52
  Net Asset Value Determination...............................................    52
  Purchases...................................................................    52
  Distribution and Shareholder Servicing Plans................................    54
  Redemptions.................................................................    55

Income Dividends, Capital Gains Distributions, and Tax Status.................    56

Principal Shareholders........................................................    58

Miscellaneous Information.....................................................    59
  Shares of the Trust.........................................................    59
  Shareholder Meetings........................................................    59
  Voting Rights...............................................................    59
  Independent Registered Public Accounting Firm...............................    60
  Registration Statement......................................................    60

Financial Statements..........................................................    61

Appendix A....................................................................    62
  Explanation of Rating Categories............................................    62

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS ADVISER SERIES

  This Statement of Additional Information includes information about Janus Adviser Modular Portfolio Construction Fund ("MPC Fund" or the "Fund"), which is a series of the Trust, an open-end, management investment company.

  The Fund's adviser, Janus Capital, intends to operate the Fund as "a fund of funds," meaning that substantially all of the Fund's assets will be invested in other Janus mutual funds it advises (the "underlying funds"), as described in the Fund's Prospectuses. Additional detail about each of the underlying funds is available in their respective prospectuses and SAIs.

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. The Fund is classified as diversified.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  UNDERLYING FUNDS SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund, and INTECH Risk-Managed Stock Fund (together, the "Risk-Managed Funds").


  UNDERLYING FUNDS SUBADVISED BY PERKINS. Perkins, Wolf, McDonnell and Company, LLC ("Perkins") is the investment subadviser for Janus Adviser Mid Cap Value Fund and Janus Mid Cap Value Fund.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE FUND

  The Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Fund.

  (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if:
  (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  The Fund may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

  (3) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Fund.

  The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) The Fund may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Fund may engage in short sales other than against the box, which involve selling a security that the Fund borrows and does not own. The total market value of all of the Fund's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

  (2) The Fund does not intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (3) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (4) The Fund does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (5) The Fund may not invest in companies for the purpose of exercising control of management.

  Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and prospectus normally apply only at the time of purchase of a security. So, for example, if the Fund or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of the Fund's policies on investing in particular industries, the Fund invests in underlying funds that rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the underlying funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS OF THE FUND AND THE UNDERLYING FUNDS

  This section discusses investment strategies of the Fund. These strategies may also apply to the underlying funds in which MPC Fund may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to MPC Fund's overall risk profile.

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. An underlying fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than an underlying fund that is classified as "diversified." This gives an underlying fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the underlying fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of an underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of an underlying fund.

Cash Position

  As discussed in the Fund's Prospectuses and the underlying funds' prospectuses, the Fund's or an underlying fund's cash position may temporarily increase under various circumstances. Securities that the Fund or the underlying funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Fund or underlying fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  The underlying Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, the Fund or an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund or an underlying fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which the Fund or an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund or an underlying fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables the Fund or an underlying fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund or the underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund or the underlying fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's or the underlying fund's portfolio, although the Fund's or the underlying fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Fund or the underlying fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund or the underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.


INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS

  MPC Fund is a "fund of funds" that invests primarily in underlying funds and normally does not directly invest in the securities or use the investment techniques described in this section. MPC Fund may, to a limited extent, invest in other securities. This section discusses investment strategies of the underlying funds in which MPC Fund may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to MPC Fund's overall risk profile.

Illiquid Investments

  Each underlying fund (except money market funds) may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). Money market funds may only invest up to 10% of their net assets in illiquid securities. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
  (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of a fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security.

  Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the underlying funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of an underlying fund's net assets after the time of purchase, the underlying fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.

  Each underlying fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each underlying fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. An underlying fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund's NAV.

Securities Lending

  Under procedures adopted by its Trustees, an underlying fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The underlying fund does not have the right to vote on securities while they are being lent; however, it may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.

Foreign Securities


  Within the parameters of its specific investment policies, each underlying fund, including each Risk-Managed Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because an underlying fund's performance may depend on factors other than the performance of a particular company. These factors include:


  CURRENCY RISK. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of an underlying fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder an underlying fund's ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund's investment strategies and potentially affecting the value of the underlying fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

  EMERGING MARKETS. Within the parameters of their specific investment policies, the underlying funds, particularly Janus Adviser Global Research Fund, Janus Adviser International Forty Fund, Janus Adviser International Growth Fund, Janus Adviser Worldwide Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Standard and Poor's/International Finance Corporation Global ("S&P/IFCG") Composite and S&P/IFCG Frontier Markets indices. The S&P/IFCG Composite includes the S&P/International Finance Corporation Investable ("IFCI") Composite, as well as the following emerging market indices: S&P/IFCI Latin America, S&P/IFCI Asia, S&P/IFCI EMEA (Europe, Middle East, Africa), S&P/IFCI Europe, S&P/IFCI Eastern Europe, and S&P/IFCI ME (Middle East) & Africa. The underlying Janus Adviser Global Real Estate Fund and Janus Adviser International Equity Fund will normally limit their investments in emerging market countries to 15% of their net assets. The underlying Janus Adviser Contrarian Fund, Janus Adviser Growth and Income Fund, Janus Adviser Long/Short Fund, Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Contrarian Fund, Janus Growth and Income Fund, Janus Orion Fund, and Janus Research Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each underlying fund's investments by country is contained in the underlying funds' shareholder reports and Form N-Q reports, which are filed with the SEC.

Borrowing

  The underlying Janus Adviser Floating Rate High Income Fund and Janus Adviser Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Each underlying fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows an underlying fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

  The use of borrowing by the underlying Janus Adviser Floating Rate High Income Fund and Janus Adviser Long/Short Fund involves special risk considerations that may not be associated with other underlying funds having similar policies. Because substantially all of an underlying fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the underlying fund's agreement with its lender, the NAV per share of the underlying fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the underlying fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, an underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the underlying fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of an underlying fund compared with what it would have been without leverage.

Short Sales

  Each underlying fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves either selling short a security that an underlying fund owns, or selling short a security that the underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.

  Each underlying fund, except the Risk-Managed Funds and Janus Institutional Money Market Fund - Institutional Shares, may also engage in other short sales. An underlying fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, an underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, an underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security declines in price between those same dates. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.

  The underlying funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that an underlying fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until an underlying fund closes its short position or replaces the borrowed security, the underlying fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by an underlying fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund's borrowing restrictions. This requirement to segregate assets limits an underlying fund's leveraging of its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. With the exception of the underlying Janus Adviser Long/Short Fund, the total market value of all of an underlying fund's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities


  Within the parameters of its specific investment policies, each underlying fund, with the exception of the Risk-Managed Funds, may invest up to 10% (without limit for Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, Janus Flexible Bond Fund, and Janus High-Yield Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any underlying fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund might obtain such cash from selling other portfolio holdings, which may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which underlying fund expenses could be allocated and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the underlying funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash, and the underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The underlying funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The underlying funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds' prospectuses may apply.

Investment Company Securities

  MPC Fund may invest up to 100% of its total assets in other Janus funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 of the 1940 Act.

  From time to time, the underlying funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund's total assets. In addition,
  Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company's voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The underlying funds may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the underlying funds invest in money market funds or other funds, the underlying funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the underlying funds and the money market funds or other funds or investment vehicles in which the underlying funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the underlying funds and the money market funds and other funds.


  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the underlying funds, to acquire their securities in excess of the limits of the 1940 Act.

Exchange-Traded Notes

  The Fund may invest directly in exchange-traded notes ("ETNs"), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the funds' total return. The Fund will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market.

Depositary Receipts

  The underlying funds, including each Risk-Managed Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may



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  issue them. EDRs and GDRs are structured similarly to the arrangements of
  ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds' prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Balanced Fund, Janus Flexible Bond Fund, and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the underlying funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the underlying funds may invest in REITs. The underlying Janus Adviser Global Real Estate Fund may invest a significant amount of its assets in these types of securities.

  REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject an underlying fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Mortgage Dollar Rolls

  The underlying Janus Adviser Flexible Bond Fund, Janus Adviser Floating Rate High Income Fund, Janus Adviser Global Real Estate Fund, Janus Adviser High-Yield Fund, Janus Adviser Long/Short Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, an underlying fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but



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  only securities which are "substantially identical." To be considered
  "substantially identical," the securities returned to an underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program;
  (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  An underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by an underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on an underlying fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.

Bank Loans and Floating Rate Loans

  The underlying Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund (no more than 20% of an underlying fund's total assets), Janus Adviser Long/Short Fund (no more than 5% of the underlying fund's total assets), and Janus Adviser Floating Rate High Income Fund may invest in bank loans, which include institutionally traded floating rate securities. Janus Adviser Floating Rate High Income Fund invests at least 80% of its net assets in floating or adjustable rate loans and other floating rate securities.


  Floating rate loans are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing. The underlying funds generally invest in floating rate loans directly through an agent, by assignment from another holder of the loan, or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.


  When an underlying fund purchases an assignment, the underlying fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by an underlying fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, an underlying fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. An underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. An underlying fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. An underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected by a reduction in the underlying fund's NAV.

  In the cases of an underlying fund's investments in floating rate loans through participation interests, an underlying fund may be more susceptible to the risks of the financial services industries. An underlying fund may also be subject to greater risks and delays than if the underlying fund could assert its rights directly against the borrower. In the event of the insolvency of an intermediate participant who sells a participation interest to an underlying fund, the underlying fund may be subject to loss of income and/or principal. Additionally, an underlying fund may not have any right to vote on whether to waive any covenants breached by a borrower and may not benefit from any collateral securing a loan. Parties through



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

  which an underlying fund may have to enforce its rights may not have the same interests as the underlying fund. The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in an underlying fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the underlying fund.



  HOW FLOATING RATE LOANS ARE ARRANGED
  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions. The borrower compensates the agent for its services (which may include structuring the loan, funding the loan, and other continuing services). In larger transactions, there may be several agents. The borrower enters into a loan agreement with the lender or lending syndicate. In a typical floating rate loan arrangement, an agent may administer the loan agreement and may be responsible for the collection of all interest, principal, and fee payments from the borrower. Upon any default, the agent may enforce the terms of the loan following instruction from the lenders.

  In most cases, an underlying fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as an underlying fund, and the agent may determine to waive certain covenants contained in the loan agreement that an underlying fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, an underlying fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments.

  While the underlying funds generally expect to invest in fully funded term loans, certain of the senior loans in which the underlying funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, an underlying fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where an underlying fund invests in revolving loans and delayed draw term loans, the underlying fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to an underlying fund than investments in senior floating rate loans. Loans involving revolving credit facilities or delayed terms may require an underlying fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, an underlying fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.

  Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect an underlying fund's return.

  Floating rate loan transactions may include agents and other intermediate participants who are generally in the financial services industry. Such parties are typically banks, insurance companies, finance companies, and other financial institutions. While the underlying funds consider the borrower as the issuer of a floating rate loan in most transactions, an underlying fund may be subject to the risks associated with the financial services sector. Companies in the financial services sector may be more susceptible to economic and regulatory events such as fluctuations in interest rates, changes in the monetary policy, governmental regulations concerning those industries, capital raising activities, and fluctuations in the financial markets.

  INTEREST RATE BENCHMARKS
  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically.

  If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may



                                                                              15

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  increase fluctuations in an underlying fund's net asset value as a result of changes in interest rates. An underlying fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.

  COLLATERAL
  Senior floating rate loans generally hold a senior position in the capital structure of a borrower. The senior position in the borrower's capital structure generally gives holders of senior loans a claim to certain of the borrower's assets that is senior to subordinated debt, preferred stock, and common stock in the case of a borrower's default.

  Collateral might include working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees by or securities of affiliates of the borrower. In certain cases, collateral may consist solely of securities of the borrower. For an underlying fund's secured or collateralized investments, lenders may have difficulty liquidating collateral, the collateral might decline in value or be insufficient, or the collateral might be set aside in a court proceeding such as a bankruptcy proceeding. There may be many claims by other lenders against the same collateral.

  Additionally, most borrowers pay debts from generated cash flow. If the borrower's cash flow is insufficient to pay its debts, it may seek to restructure the terms of the loan rather than sell collateral. Such restructuring may be in the form of bankruptcy protection or a negotiated work-out. In the event of such restructurings, an underlying fund may not recover the full amount of interest and principal due, which in turn would negatively affect the underlying fund's returns.

  The underlying funds may also invest in senior and junior subordinated debt and unsecured loans, which may have a higher risk of loss, as there may be little or no collateral on which a lender can foreclose.

  CONDITION OF BORROWERS IN FLOATING RATE LOAN ARRANGEMENTS



  Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. Companies involved in recapitalizations, acquisitions, or refinancing are often borrowers in floating rate loan arrangements.


  The underlying funds may acquire interests in floating rate loans that are designed to provide temporary or "bridge" financing to a borrower pending the sale of assets or longer term financing. Bridge loans involve the risk that the borrower will be unable to secure other financing to replace the bridge loan, which may impair the borrower's creditworthiness and affect the value of an underlying fund's investment in such loan.

  CREDIT ANALYSIS
  Each underlying fund's portfolio managers and/or investment personnel perform credit analysis on the borrower but typically do not perform credit analysis on the agent or other intermediate participants.

  To the extent that intermediate participants such as financial institutions become subject to regulations that impact the ability of such financial institutions to make senior floating rate loans, the availability of such loans for investment may become limited. Further, legislation or regulation could depress the market value of such loans.

  The underlying funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place an underlying fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as an underlying fund may be limited in its available investments or unable to make accurate assessments related to certain investments.

  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in an underlying fund's holdings. Possession of such information may in some instances occur despite Janus Capital's efforts to avoid such possession, but in other instances Janus Capital may choose to receive such information (for example, in connection with participation in a creditor's committee with respect to a financially distressed issuer). To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information. Such limitations on Janus Capital's ability to trade could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.




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

  TRADING OF FLOATING RATE LOANS AND SUPPLY OF FLOATING RATE LOANS
  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities. Therefore, an underlying fund may have difficulty trading assignments and participations to third parties. There is also a potential that there is no active market to trade floating rate loans. There may be restrictions on transfer, and only limited opportunities may exist to sell such securities in secondary markets. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. The lack of a liquid secondary market may have an adverse impact on the market price of the security. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  OTHER FLOATING RATE SECURITIES
  The underlying funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates.

High-Yield/High-Risk Bonds

  Within the parameters of its specific investment policies, each underlying fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). The underlying Janus Adviser Floating Rate High Income Fund, Janus Adviser High-Yield Fund, and Janus High-Yield Fund may invest without limit in such bonds. Under normal circumstances, each of the underlying funds indicated will limit its investments in such bonds to 35% of its net assets (Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Adviser Forty Fund, Janus Adviser Global Real Estate Fund, Janus Adviser Global Research Fund, Janus Adviser Growth and Income Fund, Janus Adviser International Forty Fund, Janus Adviser International Growth Fund, Janus Adviser Long/Short Fund, Janus Adviser Orion Fund, Janus Adviser Worldwide Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Fund, Janus Short-Term Bond Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund) or 20% of its net assets (Janus Adviser Contrarian Fund, Janus Adviser Fundamental Equity Fund, Janus Adviser International Equity Fund, Janus Adviser Large Cap Growth Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Mid Cap Value Fund, Janus Adviser Small Company Value Fund, Janus Adviser Small-Mid Growth Fund, Janus Contrarian Fund, Janus Fundamental Equity, and Janus Mid Cap Value Fund). The underlying Risk-Managed Funds do not intend to invest in high-yield/high-risk bonds.

  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds may be included in each underlying fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. When secondary markets for high-yield securities are less liquid than the market for investment grade securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.

  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.




                                                                              17

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Defaulted Securities

  An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the underlying funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the underlying funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.

Futures, Options, and Other Derivative Instruments

  The Fund and underlying funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund and underlying funds may invest in derivative instruments including but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.

  The Fund and underlying funds may use derivative instruments for hedging (offset risks associated with an investment) or for speculative (seek to enhance returns) purposes. When the Fund or an underlying fund invests in a derivative for speculative purposes, the Fund or underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Fund or an underlying fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.

  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund or the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund or underlying fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A fund creates leverage by using borrowed capital to increase investment return. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.




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

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund or underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund or underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

  FUTURES CONTRACTS. The Fund and underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Fund and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Fund's or underlying funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's or underlying fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Fund or an underlying fund, the Fund or underlying fund may be entitled to return of margin owed to such fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Fund and underlying funds do business. FCMs may no longer maintain margin assets with the Fund and underlying funds' custodian or subcustodian and are required to hold such accounts directly.

  The Fund and underlying funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Fund and underlying funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Fund and underlying funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although the Fund or an underlying fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Fund or underlying fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because the Fund or an underlying fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Fund or the underlying fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Fund and underlying funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if a fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company's stock. To the extent the underlying fund enters into futures contracts for this purpose, the segregated assets maintained to cover such fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that fund with respect to the futures contracts. Conversely, if a fund holds stocks and seeks to protect itself from a decrease in stock prices, the fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a fund holds an individual company's stock and expects the price of that stock to decline, the fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  If an underlying fund, with the exception of the underlying Risk-Managed Funds, owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the fund's interest rate futures contract would increase, thereby keeping the NAV of the fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, the underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Fund or underlying funds. The Fund or underlying fund's performance could be worse than if such fund had not used such instruments. For example, if the Fund or an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Fund or an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Fund or an underlying fund will not match exactly such fund's current or potential investments. The Fund or an underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Fund's or underlying fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Fund's or underlying fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund's or underlying fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund or an underlying fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Fund or an underlying fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Fund or underlying funds may buy and write put and call options on futures contracts. A purchased option on a future gives the Fund or an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund or an underlying fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund or underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund or underlying fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that fund is considering buying. If a call or put option the Fund or an underlying fund has written is exercised, such fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Fund or an underlying fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund or an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk the Fund or an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Fund and underlying funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Fund and underlying funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Fund's and underlying funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Fund or an underlying fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Fund or an underlying fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. The Fund or an underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Fund or an underlying fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Fund or an underlying fund also may enter into a forward currency contract with respect to a currency where the Fund or underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Fund or an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Fund's or an underlying fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Fund's or an underlying fund's currency exposure from one foreign currency to another removes that fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such fund if its portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for the Fund or an underlying fund than if it had not entered into such contracts.

  In general, the Fund and underlying funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Fund or an underlying fund is not able to cover its forward currency positions with underlying portfolio securities, the underlying fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Fund or an underlying fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such fund's commitments with respect to such contracts. As an alternative to segregating assets, the Fund or an underlying fund may buy call options permitting such fund to buy the amount of foreign currency being hedged by a forward sale contract, or the Fund or an underlying fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Fund's and underlying funds' ability to utilize forward contracts may be restricted. In addition, the Fund or an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Fund and underlying funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund or an underlying fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund or an underlying fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund or an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Fund and underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Fund or an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Fund or underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund or underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Fund and underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by the Fund or an underlying fund is "covered" if that fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Fund or an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such fund in cash or other liquid assets in a segregated account with the fund's custodian.

  The Fund and underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Fund or an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Fund or underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. The Fund and underlying funds, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund or underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Fund or an underlying fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.


  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund's or an underlying fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.


  An underlying fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that fund. Such participation may subject the underlying fund to expenses such as legal fees and may make that fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a fund on such committees also may expose that fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The underlying fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that fund's rights as a creditor or to protect the value of securities held by that fund.

  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Fund and underlying funds may write covered put and call options and buy put and call options on securities that are traded on

  U.S. and foreign securities exchanges and OTC. The Fund and underlying funds may write and buy options on the same types of securities that the Fund and underlying funds may purchase directly. The Fund and underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.

  A put option written by the Fund or an underlying fund is "covered" if that fund: (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the fund's custodian or (ii) holds a put on the same security and in the same principal amount as the put written, and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

  A call option written by an the Fund or underlying fund is "covered" if that fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if the Fund or an underlying fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that fund in cash and other liquid assets in a segregated account with its custodian.

  The Fund and underlying funds also may write call options that are not covered for cross-hedging purposes. The Fund or underlying fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. An underlying fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.

  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit the Fund or an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Fund or an underlying fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Fund or an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Fund or an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, such fund will effect a closing transaction prior to or concurrent with the sale of the security.

  The Fund or an underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Fund or an underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund or an underlying fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund or an underlying fund may not be able to effect closing transactions in particular options and that fund would have to exercise the options in order to realize any profit. If the Fund or an underlying fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities;
  (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  The Fund or an underlying fund may write options in connection with buy-and-write transactions. In other words, the Fund or an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's or an underlying fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's or an underlying fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund or underlying fund may elect to close the position or take delivery of the security at the exercise price and that fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. The Fund or an underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund or underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  The Fund or an underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that fund.

  The Fund or an underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Fund or an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Fund and underlying funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Fund and underlying funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Fund and underlying funds may also purchase and write OTC options on foreign securities indices.

  The Fund and underlying funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Fund and underlying funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Fund and underlying funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund and underlying funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in the Fund's or an underlying fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. The Fund's or an underlying fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The underlying funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The underlying funds, with the exception of the Risk-Managed Funds, may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Fund or an underlying fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund or underlying fund. The Fund and underlying funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Fund or underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's or an underlying fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's or underlying fund's custodian. If the Fund or an underlying fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Fund or underlying fund. If there is a default by the other party to such a transaction, the Fund or underlying fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Fund or underlying fund will not be able to meet its obligation to the counterparty.


  The Fund or an underlying fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital (or the subadviser, if applicable) will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization ("NRSRO") will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.


  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Fund or an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by the Fund or an underlying fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the Fund or an underlying fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the Fund or underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Fund or an underlying fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. An underlying fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of such fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, an underlying fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the underlying fund would keep the stream of payments and would have no payment obligations. As the seller, the underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, that fund would be subject to investment exposure on the notional amount of the swap. An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case that fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if an underlying fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. An underlying fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the underlying fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the underlying fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the underlying fund.

  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  The Fund may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. The Fund's investment in these instruments expose the Fund to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. The Fund's indirect exposure to commodities may be limited by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.


  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments.


  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Fund's or an underlying fund's ability to resell such a structured instrument may be more limited than its ability to resell other fund securities. The Fund and underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a fund's net assets, when combined with all other illiquid investments of such fund.

Investment Strategies and Risks Applicable only to the Underlying Janus Institutional Money Market Fund - Institutional Shares

  The underlying Janus Institutional Money Market Fund - Institutional Shares (the "Institutional Money Market Fund") may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two

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  highest rating categories by any two NRSROs or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the underlying Institutional Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, the underlying Institutional Money Market Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the underlying Institutional Money Market Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, the underlying Institutional Money Market Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the underlying Institutional Money Market Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the underlying Institutional Money Market Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) 5% of its total assets in second-tier securities.

  The following is a discussion regarding types of securities in which the underlying Institutional Money Market Fund may invest. This information supplements and should be read in conjunction with the underlying Institutional Money Market Fund's prospectus.

Participation Interests

  The underlying Institutional Money Market Fund may purchase participation interests in loans or securities in which the underlying Institutional Money Market Fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the underlying Institutional Money Market Fund an undivided interest in the underlying loans or securities in the proportion that the underlying Institutional Money Market Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the underlying Institutional Money Market Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the underlying Institutional Money Market Fund's participation interest. The underlying Institutional Money Market Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security to provide liquidity or to maintain or improve the quality of the underlying Institutional Money Market Fund's investment portfolio. The underlying Institutional Money Market Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  The underlying Institutional Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the underlying Institutional Money Market Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the underlying Institutional Money Market Fund, as well as other money market rates of interest. The underlying Institutional Money Market Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  The underlying Institutional Money Market Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the underlying Institutional Money Market Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

  In addition to interest rate risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.

  The underlying Institutional Money Market Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The underlying Institutional Money Market Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
  (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the underlying Institutional Money Market Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.




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

  Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  The underlying Institutional Money Market Fund may also invest in privately issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, the underlying Institutional Money Market Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the underlying Institutional Money Market Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the underlying Institutional Money Market Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the underlying Institutional Money Market Fund's collateral focuses in one or more sectors, such as banks and financial services, the underlying Institutional Money Market Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the underlying Institutional Money Market Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the underlying Institutional Money Market Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.

  Reverse repurchase agreements are transactions in which the underlying Institutional Money Market Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date, and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The underlying Institutional Money Market Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.

  Generally, a reverse repurchase agreement enables the underlying Institutional Money Market Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the underlying Institutional Money Market Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the underlying Institutional Money Market Fund with those monies.




  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in securities that fund credit cards, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, the underlying Institutional Money Market Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the underlying Institutional Money Market Fund.


When-Issued and Delayed Delivery Securities

  The underlying Institutional Money Market Fund may purchase securities on a when-issued or delayed delivery basis. The underlying Institutional Money Market Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the underlying Institutional Money Market Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the underlying Institutional Money Market Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the underlying Institutional Money Market Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its NAV.

Debt Obligations

  The underlying Institutional Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the 1933 Act or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, some of these securities, however, are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock

  The underlying Institutional Money Market Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.

Obligations of Financial Institutions

  The underlying Institutional Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the underlying Institutional Money Market Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The underlying Institutional Money Market Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the underlying Institutional Money Market Fund may invest.




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  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the underlying Institutional Money Market Fund but may be subject to early withdrawal penalties that could reduce the underlying Institutional Money Market Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

Municipal Leases

  The underlying Institutional Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The underlying Institutional Money Market Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that meets certain criteria.

  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the underlying Institutional Money Market Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the underlying Institutional Money Market Fund.

PORTFOLIO TURNOVER


  The Fund commenced operations on September 3, 2008, therefore, there are no portfolio turnover rates available for the fiscal year ended July 31.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings are generally posted under the Characteristics tab at www.janus.com/info approximately two business days after the end of the following period: portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag.

  - TOP HOLDINGS. The Fund's top portfolio holdings, in order of position size and as a percentage of the Fund's total portfolio, are available monthly with a 15-day lag, and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. The Fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.

  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                                         FREQUENCY             LAG TIME
   ----                                                         ---------             --------
   ACA Compliance Group                                         As needed             Current
   Bowne & Company Inc.                                         Daily                 Current
   Brockhouse & Cooper Inc.                                     Quarterly             Current
   Brown Brothers Harriman & Co.                                Daily                 Current
   Callan Associates Inc.                                       As needed             Current
   Cambridge Associates LLC                                     Quarterly             Current
   Charles River Systems, Inc.                                  As needed             Current
   Charles Schwab & Co., Inc.                                   As needed             Current
   Citibank, N.A.                                               Daily                 Current
   CMS BondEdge                                                 As needed             Current
   Consulting Services Group, LLC                               As needed             Current
   Deloitte & Touche LLP                                        As needed             Current
   Deloitte Tax LLP                                             As needed             Current
   Dresdner Bank, AG New York Branch                            As needed             Current
   Eagle Investment Systems Corp.                               As needed             Current
   Eaton Vance Management                                       As needed             Current
   Ernst & Young LLP                                            As needed             Current
   FactSet Research Systems, Inc.                               As needed             Current
   Financial Models Company, Inc.                               As needed             Current
   FT Interactive Data Corporation                              Daily                 Current
   Institutional Shareholder Services, Inc.                     Daily                 Current
   International Data Corporation                               Daily                 Current
   Investment Technology Group, Inc.                            Daily                 Current
   Jeffrey Slocum & Associates, Inc.                            As needed             Current
   Lehman Brothers Inc.                                         Daily                 Current
   Marco Consulting Group, Inc.                                 Monthly               Current
   Marquette Associates                                         As needed             Current
   Markit Loans, Inc.                                           Daily                 Current
   Mercer Investment Consulting, Inc.                           As needed             Current
   Merrill Communications LLC                                   Semi-annually         5 days
   Moody's Investors Service Inc.                               Weekly                7 days or more
   New England Pension Consultants                              Monthly               Current
   Omgeo LLC                                                    Daily                 Current
   PricewaterhouseCoopers LLP                                   As needed             Current
   Prima Capital Management, Inc.                               Quarterly             15 days
   R.V. Kuhns & Associates                                      As needed             Current
   Reuters America Inc.                                         Daily                 Current
   Rocaton Investment Advisors, LLC                             As needed             Current
   Rogerscasey, Inc.                                            Quarterly             Current
   Russell/Mellon Analytical Services, LLC                      Monthly               Current
   Sapient Corporation                                          As needed             Current
   SEI Investments                                              As needed             Current
   SimCorp USA, Inc.                                            As needed             Current
   Standard & Poor's                                            Daily                 Current
   Standard & Poor's Financial Services                         Weekly                2 days or more

   NAME                                                         FREQUENCY             LAG TIME
   ----                                                         ---------             --------
   Standard & Poor's Securities Evaluation                      Daily                 Current
   State Street Bank and Trust Company                          Daily                 Current
   Summit Strategies Group                                      Monthly; Quarterly    Current
   The Yield Book Inc.                                          Daily                 Current
   Wachovia Securities LLC                                      As needed             Current
   Wall Street On Demand, Inc.                                  Monthly; Quarterly    30 days; 15 days
   Wilshire Associates Incorporated                             As needed             Current
   Yanni Partners, Inc.                                         Quarterly             Current
   Zephyr Associates, Inc.                                      Quarterly             Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, the Fund and each underlying fund have an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the Trustees are affiliated persons of Janus Capital as defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs. The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain underlying funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.



  MPC Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees") and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.



  A discussion regarding the basis for the Board of Trustees' approval of the Fund's Investment Advisory Agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janus.com/info, or by contacting a Janus representative at 1-877-335-2687.


  The Fund pays a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of the Fund and is calculated at the annual rate of 0.07%.


  EXPENSE LIMITATION


  Janus Capital agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any class specific distribution and shareholder servicing fees (12b-
  1), as well as the administrative services fee applicable to Class S Shares, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Fund, refer to the table in the "Fees and Expenses" section of the prospectus. Provided that Janus Capital remains investment adviser to the Fund, Janus Capital has agreed to continue such waivers until at least December 1, 2009.

                                                                               Expense Limit
Fund Name                                                                     Percentage (%)
--------------------------------------------------------------------------------------------
MPC Fund                                                                           0.45%


  Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Fund for a three-year period commencing with the operations of the Fund, provided that at no time during such period shall the normal operating expenses allocated to the Fund, with the exceptions noted above, exceed the percentages stated.

  The Fund benefits from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bears a proportionate share of those underlying funds' advisory fees.

UNDERLYING FUNDS

  Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. For those with an annual fixed-rate fee, the fee is based on the average daily net assets of each underlying fund and is calculated at an annual rate. Certain underlying funds have a performance-based fee structure. These underlying funds pay a fee that may adjust up or down based on the underlying fund's performance relative to its benchmark index. For more information regarding the underlying funds' investment advisory fees and expense limitations, please refer to the underlying funds' prospectuses and statements of additional information.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund, and INTECH Risk-Managed Stock Fund with INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC). Janus Capital, not the underlying funds, pays INTECH a subadvisory fee for services provided to the underlying funds. Janus Capital, on behalf of the underlying Janus Adviser Mid Cap Value Fund and Janus Mid Cap Value Fund, has entered into Sub-Advisory Agreements with Perkins, Wolf, McDonnell and Company, LLC ("Perkins"). Janus Adviser Mid Cap Value Fund and Janus Mid Cap Value Fund pay a fee to Perkins for services provided to the underlying funds.


OTHER PAYMENTS


  In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.

  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds are used to purchase shares of Janus institutional money market funds. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the Janus institutional money market funds and the Investing Funds.


  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the Fund may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Fund and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics. In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

  The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.

  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.

  The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  The Fund owns shares in underlying funds. If an underlying fund has a shareholder meeting, the Fund normally would vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Fund and of the underlying funds, except the underlying Institutional Money Market Fund. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Fund's securities and cash held outside the United States. The Fund's Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Fund's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.

  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the custodian for the underlying Institutional Money Market Fund. The custodian holds the underlying fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the underlying fund.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's and the underlying funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class S Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in Class S Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.


  The Fund commenced operations on September 3, 2008, therefore, Janus Services did not receive any administrative services fees from Class S Shares for the fiscal year ended July 31.


  Janus Services is not compensated for its services related to Class A Shares, Class C Shares, and Class I Shares, except for out-of-pocket expenses. Included in out-of-pocket expenses are the networking and/or omnibus account fees which certain intermediaries charge with respect to transactions in the Fund that are processed through the National Securities Clearing Corporation ("NSCC") or similar systems.

  The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations. In addition, the Fund uses DST systems to track and process redemption fees and contingent deferred sales charges. The Fund currently pays DST annual per account rates for these systems. These fees are only charged to classes of the Fund with redemption fees or contingent deferred sales charges.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund and the underlying funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  The Fund will purchase and sell the principal portion of its Fund securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Fund is not expected to incur brokerage commissions.

  Except for the underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed in the underlying funds' statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services. For more information regarding the brokerage commissions paid, please refer to the underlying funds' prospectuses and statements of additional information.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUND       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------

 Dennis B. Mullen            Trustee    4/00-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).

-------------------------------------------------------------------------------------------------------------------------------



 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER OF FUNDS
 NAME, ADDRESS,              POSITIONS  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     HELD WITH  TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    4/00-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    4/00-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    4/00-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                  OFFICERS
------------------------------------------------------------------------------------------------------------
                                                          TERM OF
                                                          OFFICE* AND
 NAME, ADDRESS,                                           LENGTH OF      PRINCIPAL OCCUPATIONS DURING THE
 AND AGE               POSITIONS HELD WITH FUND           TIME SERVED    PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
 Daniel Scherman       Executive Vice President and       9/08-Present   Senior Vice President of Janus
 151 Detroit Street    Portfolio Manager                                 Capital. Formerly, Vice President
 Denver, CO 80206      Janus Adviser Modular Portfolio                   and Director of Risk and Trading
 DOB: 1961             Construction Fund                                 for Janus Capital (2006), and
                                                                         Senior Quantitative Analyst and
                                                                         Portfolio Manager (2001-2005) for
                                                                         MFS Investment Management.
------------------------------------------------------------------------------------------------------------
 Robin C. Beery        President and Chief                4/08-Present   Executive Vice President and Chief
 151 Detroit Street    Executive Officer                                 Marketing Officer of Janus Capital
 Denver, CO 80206                                                        Group Inc. and Janus Capital;
 DOB: 1967                                                               Executive Vice President of Janus
                                                                         Distributors LLC and Janus Services
                                                                         LLC; and Working Director of INTECH
                                                                         Investment Management LLC.
                                                                         Formerly, President (2002-2007) and
                                                                         Director (2000-2007) of The Janus
                                                                         Foundation; President (2004-2006)
                                                                         and Vice President and Chief
                                                                         Marketing Officer (2003-2004) of
                                                                         Janus Services LLC; and Senior Vice
                                                                         President (2003-2005) of Janus
                                                                         Capital Group Inc. and Janus
                                                                         Capital.
------------------------------------------------------------------------------------------------------------
 Stephanie             Chief Legal Counsel and            1/06-Present   Vice President and Assistant
 Grauerholz-Lofton     Secretary                                         General Counsel of Janus Capital,
 151 Detroit Street                                                      and Vice President and Assistant
 Denver, CO 80206      Vice President                     3/06-Present   Secretary of Janus Distributors
 DOB: 1970                                                               LLC. Formerly, Assistant Vice
                                                                         President of Janus Capital and
                                                                         Janus Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------
 David R. Kowalski     Vice President, Chief Compliance   6/02-Present   Senior Vice President and Chief
 151 Detroit Street    Officer, and Anti-Money                           Compliance Officer of Janus
 Denver, CO 80206      Laundering Officer                                Capital, Janus Distributors LLC,
 DOB: 1957                                                               and Janus Services LLC; Chief
                                                                         Compliance Officer of Bay Isle
                                                                         Financial LLC; and Vice President
                                                                         of INTECH Investment Management
                                                                         LLC. Formerly, Chief Compliance
                                                                         Officer of INTECH Investment
                                                                         Management LLC (formerly named
                                                                         Enhanced Investment Technologies,
                                                                         LLC) (2003-2005); Vice President of
                                                                         Janus Capital (2000-2005), and
                                                                         Janus Services LLC (2004-2005); and
                                                                         Assistant Vice President of Janus
                                                                         Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------
 Jesper Nergaard       Chief Financial Officer            3/05-Present   Vice President of Janus Capital.
 151 Detroit Street                                                      Formerly, Director of Financial
 Denver, CO 80206      Vice President, Treasurer, and     2/05-Present   Reporting for OppenheimerFunds,
 DOB: 1962             Principal Accounting Officer                      Inc. (2004-2005).
------------------------------------------------------------------------------------------------------------



* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:


-----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    MEETINGS HELD
                                                                     MEMBERS                        DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)         FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)             4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
-----------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)               4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
-----------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)             5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
-----------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    MEETINGS HELD
                                                                     MEMBERS                        DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)         FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)             4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
-----------------------------------------------------------------------------------------------------------------

 NOMINATING AND GOVERNANCE    Identifies and recommends              John W. McCarter, Jr.                6
 COMMITTEE                    individuals for election as Trustee,   (Chair)
                              consults with Management in planning   William F. McCalpin
                              Trustee meetings, and oversees the     Dennis B. Mullen
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
-----------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)           17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
-----------------------------------------------------------------------------------------------------------------






  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Fund described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.


---------------------------------------------------------------------------------------------------------------------
                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                          DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE          SECURITIES IN THE FUNDS             TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN      None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO         None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.    None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN         None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART       None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER      None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF            None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------


(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.

  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").


                                                         Aggregate Compensation         Total Compensation
                                                            from the Fund for        from the Janus Funds for
                                                            fiscal year ended           calendar year ended
Name of Person, Position                                    July 31, 2008(1)        December 31, 2007(1)(2)(3)
--------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William F. McCalpin, Chairman and Trustee(4)                       N/A                       $284,000
Jerome S. Contro, Trustee                                          N/A                       $289,000
John W. McCarter, Jr., Trustee                                     N/A                       $279,000
Dennis B. Mullen, Trustee(5)(6)                                    N/A                       $464,762
James T. Rothe, Trustee                                            N/A                       $283,000
William D. Stewart, Trustee(6)                                     N/A                       $312,000
Martin H. Waldinger, Trustee                                       N/A                       $279,000
Linda S. Wolf, Trustee                                             N/A                       $277,000





(1) Since MPC Fund had not commenced operations as of July 31, 2008, the aggregate compensation paid by the Fund is estimated for the period ending July 31, 2009 and for its first full fiscal year, August 1, 2009 through July 31, 2010 as follows: William F. McCalpin $265; Jerome S. Contro $187; John W. McCarter, Jr. $181; Dennis B. Mullen $184; James T. Rothe $183; William D. Stewart $202; Martin H. Waldinger $181; and Linda S. Wolf $180.


(2) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios. Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


(3) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Jerome S. Contro $291,961; Dennis B. Mullen $413,066; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.

(4) For the fiscal period January 1, 2008 to July 31, 2008, Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes compensation for service as a Trustee on the boards of three Janus trusts.
(5) For the fiscal period August 1, 2007 to December 31, 2007, Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes additional compensation for service as Independent Chairman of the Board of Trustees.

(6) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.


JANUS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the portfolio manager as of July 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                   Other Registered        Other Pooled
                                                                      Investment            Investment
                                                                       Companies             Vehicles          Other Accounts
  ---------------------------------------------------------------------------------------------------------------------------
  Daniel Scherman          Number of Other Accounts Managed                   3                None                 None
                           Assets in Other Accounts Managed            $764,616                None                 None


  MATERIAL CONFLICTS

  As shown in the table above, the Fund's portfolio manager may manage other accounts with investment strategies similar to the Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Fund. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital."

  Janus Capital is the adviser to the Fund and the Janus "funds of funds," which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the Fund, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such Funds. In addition, the portfolio manager for the Janus "funds of funds," who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the Funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager.

  COMPENSATION INFORMATION

  The following describes the structure and method of calculating the portfolio manager's compensation as of July 31, 2008.

  The portfolio manager is compensated for his role at Janus Capital as Senior Vice President and for his management of the Fund and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary. Fixed compensation is based on the portfolio manager's experience and is designed to be industry competitive.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock and stock options). The funding of the portfolio manager's variable compensation is based on JCGI meeting performance goals and strategic objectives, with actual variable compensation based on individual performance as determined by Janus Capital management. The JCGI goals and objectives that determine the variable compensation funding level include operating margin, asset flows in Janus funds, product line and distribution expansion, brand reinforcement and human capital initiatives. Although certain of the factors are quantitative in nature, the overall assessment of the JCGI goals and objectives is at the discretion of JCGI's Compensation Committee of the Board of Directors.

  The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

OWNERSHIP OF SECURITIES

  Since the Fund is new, the Fund's portfolio manager did not own Shares of the Fund as of the date of this SAI. The portfolio manager may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Fund.

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Fund's Prospectuses, the net asset value ("NAV") of the Shares of each class of the Fund is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Fund is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Fund are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Fund and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Fund will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Fund may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's NAV is not calculated. The Fund calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in the Fund's NAV calculation, Janus may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

  Shares of the Fund can generally be purchased only through retirement plans, broker-dealers, bank trust departments, financial advisors, or similar financial intermediaries. Not all financial intermediaries offer all classes. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your order for any class of Shares must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Fund's Prospectuses will provide you with detailed information about investing in the Fund.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

  CLASS A SHARES
  The price you pay for Class A Shares is the public offering price, which is the NAV next determined after the Fund or its agent receives in good order your order plus an initial sales charge, if applicable, based on the amount invested as set forth in the table. The Fund receives the NAV. The sales charge is allocated between your financial intermediary and Janus Distributors, the Trust's distributor, as shown in the table, except where Janus Distributors, in its discretion, allocates up to the entire amount to your financial intermediary. Sales charges, as expressed as a percentage of offering price, a percentage of your net investment, and as a percentage of the sales charge reallowed to financial intermediaries, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the NAV of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding. Although you pay no initial sales charge on purchases of $1,000,000 or more, Janus Distributors may pay, from its own resources, a commission to your financial intermediary on such investments.

                                                  Sales Charge as a   Sales Charge as a   Amount of Sales Charge Reallowed
                                                    Percentage of     Percentage of Net   to Financial Intermediaries as a
Amount of Purchase at Offering Price               Offering Price*     Amount Invested      Percentage of Offering Price
                                                  -----------------   -----------------   --------------------------------

  Under $50,000                                          5.75%               6.10%                      5.00%
  $50,000 but under $100,000                             4.50%               4.71%                      3.75%
  $100,000 but under $250,000                            3.50%               3.63%                      2.75%
  $250,000 but under $500,000                            2.50%               2.56%                      2.00%
  $500,000 but under $1,000,000                          2.00%               2.04%                      1.60%
  $1,000,000 and above                                   None**              None                       None



 * Offering Price includes the initial sales charge.
** A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.

  As described in the Prospectus, there are several ways you can combine multiple purchases of Class A Shares of the Fund and other Janus funds that are offered with a sales charge to take advantage of lower sales charges.


  The Fund commenced operations on September 3, 2008, therefore, Janus Distributors did not receive any underwriting commissions for the fiscal year ended July 31.


  CLASS C SHARES, CLASS I SHARES, AND CLASS S SHARES

  Class C Shares, Class I Shares, and Class S Shares of the Fund are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received in good order by a Fund or its authorized agent.


  Janus Distributors also receives amounts pursuant to Class A Share, Class C Share, and Class S Share 12b-1 plans and, from Class A and Class C Shares, proceeds of contingent deferred sales charges paid by investors upon certain redemptions, as detailed in the "Distribution and Shareholder Servicing Plans" and "Redemptions" sections, respectively, of this SAI.

  COMMISSION ON CLASS C SHARES
  Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of up to 1.00% of the NAV of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

  CLASS A SHARES AND CLASS S SHARES
  As described in the Prospectuses, Class A Shares and Class S Shares have each adopted distribution and shareholder servicing plans (the "Class A Plan" and "Class S Plan," respectively) in accordance with Rule 12b-1 under the 1940 Act. The Plans are compensation type plans and permit the payment at an annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares of the Fund for activities that are primarily intended to result in sales of Class A Shares or Class S Shares of the Fund, including but not limited to preparing, printing, and distributing prospectuses, SAIs, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plans are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On April 3, 2000, the Trustees unanimously approved the distribution plan with respect to the initial class of shares. On December 10, 2002, the distribution plan was amended and restated to designate the initial class of shares as Class I Shares, renamed Class S Shares effective November 28, 2005. On July 14, 2004, the Trustees unanimously approved the Class A Plan and Class R Plan.

  CLASS C SHARES
  As described in the Prospectus, Class C Shares have adopted a distribution and shareholder servicing plan (the "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act. The Class C Plan is a compensation type plan and permits the payment at an annual rate of up to 0.75% of the average daily net assets of Class C Shares of the Fund for activities which are primarily intended to result in sales of Class C Shares of the Fund. In addition, the Plan permits the payment of up to 0.25% of the average daily net assets of Class C Shares of the Fund for shareholder servicing activities such as providing facilities to answer questions from existing investors about the Fund; receiving and answering correspondence; assisting investors in changing dividend and other account options and any other activities for which "service fees" may be paid under Rule 2830 of the Financial Industry Regulatory Authority, Inc. Conduct Rules. Payments under the Class C Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On June 18, 2002, the Trustees unanimously approved the Class C Plan which became effective on that date.

  The Plans and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plans will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.

  Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares.


  The Fund commenced operations on September 3, 2008, therefore, Janus Distributors did not receive any 12b-1 fees from Class A Shares, Class C Shares, and Class S Shares for the fiscal year ended July 31.

REDEMPTIONS

  Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating the Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.



  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.


  CLASS A SHARES
  A contingent deferred sales charge ("CDSC") of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed.

  CLASS C SHARES
  A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived, as discussed in the Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed.


  Janus Distributors receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class A Shares and Class C Shares. The Fund commenced operations on September 3, 2008, therefore, Janus Distributors did not receive any proceeds of contingent deferred sales charges paid by investors in Class A Shares and Class C Shares for the fiscal year ended July 31.


  PROCESSING OR SERVICE FEES
  Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectuses and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

  It is a policy of the Fund's Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Internal Revenue Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of income (if any).

  The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

  All income dividends and capital gains distributions, if any, on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the first business day following the record date.

  The Fund will primarily invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, the Fund's income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code - each has done so for its past taxable years and intends to continue to do so for its current and future taxable years - (i) dividends paid to the Fund from such underlying fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Fund as ordinary income; (ii) dividends paid to the Fund that an underlying fund designates as capital gain dividends (as discussed below) will be taxable to the Fund as long-term capital gains; (iii) dividends paid to the Fund that an underlying fund designates as qualifying dividends from domestic corporations (as discussed below) will be treated as dividends eligible for the dividends received deduction; and (iv) dividends paid to the Fund that an underlying fund designates as qualified dividend income (as discussed below) will be treated by the Fund as qualifying dividends taxable at a maximum rate of 15% to individuals and other noncorporate taxpayers. If shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of a Fund's holdings or otherwise), all or a part of the loss will not be deductible by a Fund and instead will increase its basis for the newly purchased shares.

  Although an underlying fund will be eligible to elect to "pass-through" to its shareholders (including a Fund) the benefit of the foreign tax credit if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, a Fund will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, a Fund will deduct the amount of any foreign taxes passed through by an underlying fund in determining its investment in company taxable income.

  An underlying fund's investments in REIT equity securities may require the underlying fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The underlying fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If an underlying fund distributes such amounts, such distribution could constitute a return of capital to shareholders for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of an underlying fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the underlying fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the underlying fund may be subject to additional tax depending on the type of record holder of underlying fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the underlying fund's performance.

  Please consult a tax adviser regarding tax consequences of underlying fund distributions and to determine whether you will need to file a tax return.

  Certain underlying funds' transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The underlying funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

  Certain Fund transactions in commodities-linked investments may be subject to special provisions under Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as "qualifying income"). Income from investment in commodities and commodities-linked derivatives is not considered "qualifying income." As a part of the Fund's investment strategy, the Fund may attempt to gain exposure to the commodities markets by entering into commodity-linked derivatives and instruments, including options, futures contracts, options on futures contracts, and commodity-linked structured notes. In order for the Fund to qualify as a regulated investment company under Subchapter M, the Fund will monitor and attempt to restrict its income from commodity-linked instruments that do not generate qualifying income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  As of November 4, 2008, the officers and Trustees as a group did not own outstanding Shares of any class of the Fund. As of November 4, 2008, the percentage ownership of any entity owning 5% or more of the outstanding Shares of any class of the Fund is listed below. To the best knowledge of the Trust, as of November 4, 2008, no other person owned beneficially more than 5% of any class of the Fund's outstanding shares, and no other person beneficially owned 25% or more of any class of shares of the Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of a class are not the beneficial owners of such shares, unless otherwise indicated.



Name of Fund and
Class                Shareholder and Address of Record                         Percentage of Ownership
------------------------------------------------------------------------------------------------------
MPC Fund             Janus Capital Group Inc.                                           87.36%*
  Class A Shares     Denver, CO

                     Oppenheimer & Co Inc Cust for                                       6.32%
                     Cynthia K Sheehan IRA R/O
                     San Francisco, CA

                     Oppenheimer & Co Inc Cust for                                       6.32%
                     Patrick M Sheehan ROTH IRA
                     San Francisco, CA

MPC Fund             Janus Capital Group Inc.                                           52.96%*
  Class C Shares     Denver, CO

                     American Enterprise Investment Svcs                                15.42%
                     FBO 519121371
                     Minneapolis, MI

                     American Enterprise Investment Svcs                                14.08%
                     FBO 201064311
                     Minneapolis, MI

MPC Fund             Janus Capital Group Inc.                                             100%*
  Class I Shares     Denver, CO

MPC Fund             Janus Capital Group Inc.                                             100%*
  Class S Shares     Denver, CO






 * This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------


  The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 30 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Six Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.

  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

  The Fund discussed in this SAI offers four classes of shares. The Shares discussed in this SAI are generally offered only through retirement and pension plans, bank trust departments, broker-dealers, financial advisors, and other financial intermediaries.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.

  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of the Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers. The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees. As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2008.



  Schedules of Investments as of July 31, 2008



  Statements of Assets and Liabilities as of July 31, 2008



  Statements of Operations for the period ended July 31, 2008



  Statements of Changes in Net Assets for the periods indicated



  Financial Highlights for each of the periods indicated



  Notes to Financial Statements



  Report of Independent Registered Public Accounting Firm



  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE




  BOND RATING                EXPLANATION

  ------------------------------------------------------------------------------------------------------


  Investment Grade


  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.


  AA.......................  High quality; very strong capacity to pay principal and interest.


  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.


  BBB-.....................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.


  Non-Investment Grade



  BB.......................  Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.



  BOND RATING                EXPLANATION

  ------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk.
                             Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk.
                             Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-
                             average to poor recoveries.

  D........................  In default.




MOODY'S INVESTORS
SERVICE, INC.



  BOND RATING                EXPLANATION

  ------------------------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured.
                             Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                       This page intentionally left blank.

                       This page intentionally left blank.

                 (JANUS LOGO)

                      WWW.JANUS.COM/INFO

                      151 Detroit Street
                      Denver, Colorado 80206-4805
                      1-877-335-2687

                                 November 28, 2008



                                 JANUS ADVISER SERIES




                    JANUS INSTITUTIONAL CASH MANAGEMENT FUND
                              INSTITUTIONAL SHARES

                       Statement of Additional Information



    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Janus Institutional Cash Management Fund (the "Fund"). The Fund is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and is managed by Janus Capital Management LLC ("Janus Capital").


    Institutional Shares of the Fund are offered exclusively to institutional and individual clients meeting minimum investment requirements.



    This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated November 28, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Investment Policies and Restrictions, and Investment Strategies and Risks....      2

Determination of Net Asset Value.............................................     13

Investment Adviser...........................................................     14

Custodian, Transfer Agent, and Certain Affiliations..........................     19

Portfolio Transactions and Brokerage.........................................     20

Trustees and Officers........................................................     22

Purchase of Shares...........................................................     28

Redemption of Shares.........................................................     29

Dividends and Tax Status.....................................................     30

Principal Shareholders.......................................................     31

Miscellaneous Information....................................................     32
  Shares of the Trust........................................................     32
  Shareholder Meetings.......................................................     32
  Voting Rights..............................................................     32
  Independent Registered Public Accounting Firm..............................     33
  Registration Statement.....................................................     33

Financial Statements.........................................................     34

Appendix A...................................................................     35
  Description of Securities Ratings..........................................     35

Appendix B...................................................................     37
  Description of Municipal Securities........................................     37

INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------



JANUS ADVISER SERIES


  This Statement of Additional Information includes information about one series of the Trust. The Fund is a series of the Trust, an open-end, management investment company.

INVESTMENT POLICIES AND RESTRICTIONS


  The Fund has adopted certain fundamental investment policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.


  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

  The Fund has adopted the following fundamental policies and restrictions:

  (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  The Fund may not:

  (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

  (3) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (4) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

  (6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

  (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  As a fundamental policy, the Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

  Investment restriction (1) is intended to reflect the requirements under
  Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

  The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

  (1) If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (3) The Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  (4) The Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

  (5) The Fund may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

  The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, the Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

  The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

  The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.


  In addition to interest rate risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.


  The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.


Securities Lending


  Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.


  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




When-Issued and Delayed Delivery Securities

  The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities


  From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
  Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The non-money market funds managed by Janus Capital may invest in an unlimited number of shares of the Fund as permitted as part a of cash sweep program by the 1940 Act and rules promulgated thereunder. The non-money market funds investing in the Fund may need to make redemptions to satisfy their own shareholder redemptions or in connection with investment opportunities and, as a result, the Fund may experience significant fluctuations in assets. A non-money market fund may also decide to no longer invest in the Fund at any time, or to limit its exposure in the Fund, which could cause significant redemptions to the extent that such non-money market fund is invested in the Fund. Additionally, as the adviser to the Fund and the non-money market funds that may invest in the Fund, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Fund and the non-money market funds. Further, Janus Capital may place limits on any one non-money market fund's exposure to the Fund.


Debt Obligations


  The Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock


  The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.


Obligations of Financial Institutions

  The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


  Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


U.S. Government Securities

  To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases


  The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.



  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.


  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   ACA Compliance Group                       As needed               Current
   Bowne & Company Inc.                       Daily                   Current
   Brockhouse & Cooper Inc.                   Quarterly               Current
   Brown Brothers Harriman & Co.              Daily                   Current
   Callan Associates Inc.                     As needed               Current
   Cambridge Associates LLC                   Quarterly               Current
   Charles River Systems, Inc.                As needed               Current
   Charles Schwab & Co., Inc.                 As needed               Current
   Citibank, N.A.                             Daily                   Current
   CMS BondEdge                               As needed               Current
   Consulting Services Group, LLC             As needed               Current
   Deloitte & Touche LLP                      As needed               Current
   Deloitte Tax LLP                           As needed               Current

   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   Dresdner Bank, AG New York Branch          As needed               Current
   Eagle Investment Systems Corp.             As needed               Current
   Eaton Vance Management                     As needed               Current
   Ernst & Young LLP                          As needed               Current
   FactSet Research Systems, Inc.             As needed               Current
   Financial Models Company, Inc.             As needed               Current
   FT Interactive Data Corporation            Daily                   Current
   Institutional Shareholder Services, Inc.   Daily                   Current
   International Data Corporation             Daily                   Current
   Investment Technology Group, Inc.          Daily                   Current
   Jeffrey Slocum & Associates, Inc.          As needed               Current
   Lehman Brothers Inc.                       Daily                   Current
   Marco Consulting Group, Inc.               Monthly                 Current
   Marquette Associates                       As needed               Current
   Markit Loans, Inc.                         Daily                   Current
   Mercer Investment Consulting, Inc.         As needed               Current
   Merrill Communications LLC                 Semi-annually           5 days
   Moody's Investors Service Inc.             Weekly                  7 days or more
   New England Pension Consultants            Monthly                 Current
   Omgeo LLC                                  Daily                   Current
   PricewaterhouseCoopers LLP                 As needed               Current
   Prima Capital Management, Inc.             Quarterly               15 days
   R.V. Kuhns & Associates                    As needed               Current
   Reuters America Inc.                       Daily                   Current
   Rocaton Investment Advisors, LLC           As needed               Current
   Rogerscasey, Inc.                          Quarterly               Current
   Russell/Mellon Analytical Services, LLC    Monthly                 Current
   Sapient Corporation                        As needed               Current
   SEI Investments                            As needed               Current
   SimCorp USA, Inc.                          As needed               Current
   Standard & Poor's                          Daily                   Current
   Standard & Poor's Financial Services       Weekly                  2 days or more
   Standard & Poor's Securities Evaluation    Daily                   Current
   State Street Bank and Trust Company        Daily                   Current
   Summit Strategies Group                    Monthly; Quarterly      Current
   The Yield Book Inc.                        Daily                   Current
   Wachovia Securities LLC                    As needed               Current
   Wall Street On Demand, Inc.                Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated           As needed               Current
   Yanni Partners, Inc.                       Quarterly               Current
   Zephyr Associates, Inc.                    Quarterly               Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


  Pursuant to SEC rules, the Trustees have established procedures to stabilize the Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. The Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
  (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


  As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs. The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent.



  The Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.



  A discussion regarding the basis for the Board of Trustees' approval of the Fund's Investment Advisory Agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-877-335-2687.



  The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of the Fund. However, Janus Capital has agreed to reduce 0.10% of the value of the Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2009. In addition, the Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



  The Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, the Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce a portion of the administrative fee, and accordingly the effective rate for calculating the administration fee payable by Institutional Shares of the Fund will be 0.02%. Janus Capital has agreed to continue such reductions until at least December 1, 2009. The Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.



  The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.




                                                                2008                                2007
                                                    ---------------------------         ---------------------------
                                                     Advisory                            Advisory
Fund Name                                              Fees          (Waivers)             Fees          (Waivers)
-------------------------------------------------------------------------------------------------------------------
Institutional Cash Management Fund                  $8,420,792      ($4,210,396)        $4,071,355      ($2,035,678)

  In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.


  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.



  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.



  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds are used to purchase shares of Janus institutional money market funds. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the Janus institutional money market funds and the Investing Funds.


  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.


  The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.


  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.15% of the average daily net assets of Institutional Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Institutional Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.



  For the fiscal period ended July 31, the total amounts paid by Institutional Shares of the Fund to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:



                                                               2008                                      2007
                                                ----------------------------------        ----------------------------------
                                                Administrative                            Administrative
Name of Fund and Class                           Services Fees          (Waivers)          Services Fees          (Waivers)
----------------------------------------------------------------------------------------------------------------------------
Institutional Cash Management Fund -
  Institutional Shares                            $6,315,435          ($5,473,377)          $3,053,334          ($2,646,186)




  The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.


  The Fund generally buys and sells securities in principal and agency transactions in which no brokerage commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions. For the fiscal year or period ended July 31, 2008 and July 31, 2007, the Fund did not incur any brokerage commissions.


  When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

  As of July 31, 2008, the Fund owned securities of its regular broker-dealers (or parents) as shown below:




                                                                                 Value of
                                                                                Securities
Name of Broker-Dealer                                                             Owned
------------------------------------------------------------------------------------------
Calyon Securities (USA) Inc.                                                   $20,000,000
Citigroup, Inc.                                                                $90,000,000
Deutsche Bank Group                                                            $31,000,000
Dresdner Kleinwort                                                             $96,000,000
JP Morgan Chase & Co.                                                          $96,000,000
Lehman Brothers, Inc.                                                          $37,400,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUND       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    4/00-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUND       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    4/00-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    4/00-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    4/00-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH FUND           TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Craig Jacobson               Executive Vice President and Co-   4/07-Present      Portfolio Manager for other Janus accounts
 151 Detroit Street           Portfolio Manager                                    and Research Analyst for Janus Capital.
 Denver, CO 80206             Janus Institutional Cash
 DOB: 1970                    Management Fund
------------------------------------------------------------------------------------------------------------------------------
 J. Eric Thorderson           Executive Vice President and Co-   2/07-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Institutional Cash
 DOB: 1961                    Management Fund
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC; and Vice President of INTECH
                                                                                   Investment Management LLC. Formerly, Chief
                                                                                   Compliance Officer of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC) (2003-2005);
                                                                                   Vice President of Janus Capital (2000-
                                                                                   2005), and Janus Services LLC (2004-2005);
                                                                                   and Assistant Vice President of Janus
                                                                                   Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:




-----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    MEETINGS HELD
                                                                     MEMBERS                        DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)         FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)             4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
-----------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)               4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
-----------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)             5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
-----------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
-----------------------------------------------------------------------------------------------------------------

 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)             4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
-----------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr.                6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   (Chair)
                              consults with Management in planning   William F. McCalpin
                              Trustee meetings, and oversees the     Dennis B. Mullen
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
-----------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)           17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
-----------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Fund described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.


---------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE               SECURITIES IN THE FUND              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 James T. Rothe                None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 William D. Stewart            None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------



(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                         Aggregate Compensation            Total Compensation
                                                            from the Fund for           from the Janus Funds for
                                                            fiscal year ended              calendar year ended
Name of Person, Position                                      July 31, 2008              December 31, 2007(1)(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                   $11,190                        $284,000
  Jerome S. Contro, Trustee                                      $10,005                        $289,000
  John W. McCarter, Jr., Trustee                                 $ 9,805                        $279,000
  Dennis B. Mullen, Trustee(4)(5)                                $12,436                        $464,762
  James T. Rothe, Trustee                                        $ 9,842                        $283,000
  William D. Stewart, Trustee(5)                                 $10,727                        $312,000
  Martin H. Waldinger, Trustee                                   $ 9,154                        $279,000
  Linda S. Wolf, Trustee                                         $ 9,834                        $277,000




(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).

(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Jerome S. Contro $291,961; Dennis B. Mullen $413,066; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.


(3) For the fiscal period January 1, 2008 to July 31, 2008, Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes compensation for service as a Trustee on the boards of three Janus trusts.


(4) For the fiscal period August 1, 2007 to December 31, 2007, Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes additional compensation for service as Independent Chairman of the Board of Trustees.


(5) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------



  Institutional Shares of the Fund are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain minimum investment requirements. Not all financial intermediaries offer Institutional Shares. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, its agents, or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Fund's Prospectus will provide you with detailed information about investing in the Fund.


  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


  In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open).



  Institutional Shares of the Fund are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Fund or its authorized agents.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  Redemptions, like purchases, may generally be effected through certain financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating the Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.



  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.



  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund, has established a Temporary Guarantee Program for the money market mutual funds (the "Program"). The Board of Trustees of the Janus funds has approved the participation of each Janus money market fund, including Institutional Cash Management Fund, in the Program through December 18, 2008. For additional details, please see the Fund's prospectus as may be supplemented.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the 1940 Act and the rules and regulations thereunder.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in the Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.


  Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond markets or the NYSE close early. The Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).


  Unless otherwise instructed, all income dividends on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.


  Distributions for the Fund are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.


  The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment. Because the Fund is a money market fund, it does not anticipate distributing capital gains or qualified dividend income.

  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  As of November 4, 2008, the officers and Trustees as a group did not own outstanding Shares of the Fund. As of November 4, 2008, the percentage ownership of any entity owning 5% or more of the outstanding Shares of the Fund is listed below. To the best knowledge of the Trust, as of November 4, 2008, no other person owned beneficially more than 5% of the outstanding Shares of the Fund, and no other person beneficially owned 25% or more of the outstanding Shares of the Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.



Name of Fund and Class             Shareholder and Address of Record                        Percentage of Ownership
-------------------------------------------------------------------------------------------------------------------
Institutional Cash Management      Janus Twenty Fund                                                 41.28%
  Fund Institutional Shares        Denver, CO

                                   Janus Adviser Forty Fund                                          10.81%
                                   Denver, CO
                                   Janus Capital Management LLC                                       8.89%*
                                   Denver, CO

                                   Janus Growth and Income Fund                                       6.42%
                                   Denver, CO

                                   Janus Fund                                                         5.74%
                                   Denver, CO






* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 30 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Six Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.


  Janus Institutional Cash Management Fund was formed from the reorganization of Janus Institutional Cash Reserves Fund, a portfolio of Janus Investment Fund, into the Fund on February 23, 2007.

  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

  Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

  The Fund discussed in this SAI offers two classes of shares. The Shares discussed in this SAI are offered exclusively to institutional and individual clients meeting the minimum investment requirement of $5,000,000.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.


  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS

  The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2008.



  Schedules of Investments as of July 31, 2008



  Statements of Assets and Liabilities as of July 31, 2008



  Statements of Operations for the period ended July 31, 2008


  Statements of Changes in Net Assets for the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES RATINGS


STANDARD & POOR'S, MOODY'S, AND FITCH, INC.


  MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

  The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

  The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

  SHORT-TERM MUNICIPAL LOANS

  S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

  Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ---------------------------------------------------------------------------------------

  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                             assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                             the margin of safety is not as great as the F-1+ and F-1
                             ratings.

APPENDIX B
--------------------------------------------------------------------------------


DESCRIPTION OF MUNICIPAL SECURITIES

  MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

  1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

  2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

  4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

  5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

  6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.


  MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


  1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

  2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

  In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (refer to 3 below).

  3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

  While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

  Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

  OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

  Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                                                              39

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40

                       This page intentionally left blank.

                   (JANUS LOGO)

                              www.janusintech.com/cash

                              151 Detroit Street
                              Denver, Colorado 80206-4805
                              1-877-335-2687

                                 November 28, 2008



                                 JANUS ADVISER SERIES




                    JANUS INSTITUTIONAL CASH MANAGEMENT FUND
                                 PREMIUM SHARES

                       Statement of Additional Information



    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Premium Shares (the "Shares") of Janus Institutional Cash Management Fund (the "Fund"). The Fund is a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and is managed by Janus Capital Management LLC ("Janus Capital").

    Premium Shares of the Fund can be purchased only through banks and other financial institutions, as well as certain broker-dealers ("Financial Institutions"), or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs provided to their customers.


    This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated November 28, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Fund's operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Fund, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Investment Policies and Restrictions, and Investment Strategies and Risks....     2

Determination of Net Asset Value.............................................    13

Investment Adviser...........................................................    14

Custodian, Transfer Agent, and Certain Affiliations..........................    19

Portfolio Transactions and Brokerage.........................................    20

Trustees and Officers........................................................    22

Purchase of Shares...........................................................    28

Distribution and Shareholder Servicing Plans.................................    29

Redemption of Shares.........................................................    30

Dividends and Tax Status.....................................................    31

Principal Shareholders.......................................................    32

Miscellaneous Information....................................................    33
  Shares of the Trust........................................................    33
  Shareholder Meetings.......................................................    33
  Voting Rights..............................................................    33
  Independent Registered Public Accounting Firm..............................    34
  Registration Statement.....................................................    34

Financial Statements.........................................................    35

Appendix A...................................................................    36
  Description of Securities Ratings..........................................    36

Appendix B...................................................................    38
  Description of Municipal Securities........................................    38

INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS ADVISER SERIES

  This Statement of Additional Information includes information about one series of the Trust. The Fund is a series of the Trust, an open-end, management investment company.

INVESTMENT POLICIES AND RESTRICTIONS


  The Fund has adopted certain fundamental investment policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Fund or particular class of shares if a matter affects just the Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Fund or class of shares) are present or represented by proxy.


  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

  The Fund has adopted the following fundamental policies and restrictions:

  (1) With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  The Fund may not:

  (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to the Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

  (3) Act as an underwriter of securities issued by others, except to the extent that the Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (4) Lend any security or make any other loan if, as a result, more than one-third of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (5) Purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

  (6) Borrow money except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Fund may not issue "senior securities" in contravention of the 1940 Act.

  (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  As a fundamental policy, the Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Fund.

  Investment restriction (1) is intended to reflect the requirements under
  Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, the Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

  The Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

  (1) If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) The Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (3) The Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  (4) The Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

  (5) The Fund may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. The Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For purposes of the Fund's policies on investing in particular industries, the Fund will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Fund may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

  The Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, the Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, the Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, the Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, the Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

  The following discussion of types of securities in which the Fund may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

  The Fund may purchase participation interests in loans or securities in which it may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives the Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, the Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Fund intends to exercise any demand rights it may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Fund's investment portfolio. The Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  The Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by the Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Fund, as well as other money market rates of interest. The Fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  The Fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to the Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.


  In addition to interest rate risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.


  The Fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of the Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  The Fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, the Fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Fund.


Securities Lending


  Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Fund does not have the right to vote on securities while they are being lent; however, the Fund may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent the Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose the Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.


  Reverse repurchase agreements are transactions in which the Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund's portfolio, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




When-Issued and Delayed Delivery Securities

  The Fund may purchase securities on a when-issued or delayed delivery basis. The Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities


  From time to time, the Fund may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If the Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of
  Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The non-money market funds managed by Janus Capital may invest in an unlimited number of shares of the Fund as permitted as part a of cash sweep program by the 1940 Act and rules promulgated thereunder. The non-money market funds investing in the Fund may need to make redemptions to satisfy their own shareholder redemptions or in connection with investment opportunities and, as a result, the Fund may experience significant fluctuations in assets. A non-money market fund may also decide to no longer invest in the Fund at any time, or to limit its exposure in the Fund, which could cause significant redemptions to the extent that such non-money market fund is invested in the Fund. Additionally, as the adviser to the Fund and the non-money market funds that may invest in the Fund, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Fund and the non-money market funds. Further, Janus Capital may place limits on any one non-money market fund's exposure to the Fund.


Debt Obligations


  The Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock


  The Fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.


Obligations of Financial Institutions

  The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


  Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


U.S. Government Securities

  To the extent permitted by its investment objective and policies, the Fund may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which the Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases


  The Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.



  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.


  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to the Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   ACA Compliance Group                       As needed               Current
   Bowne & Company Inc.                       Daily                   Current
   Brockhouse & Cooper Inc.                   Quarterly               Current
   Brown Brothers Harriman & Co.              Daily                   Current
   Callan Associates Inc.                     As needed               Current
   Cambridge Associates LLC                   Quarterly               Current
   Charles River Systems, Inc.                As needed               Current
   Charles Schwab & Co., Inc.                 As needed               Current
   Citibank, N.A.                             Daily                   Current
   CMS BondEdge                               As needed               Current
   Consulting Services Group, LLC             As needed               Current
   Deloitte & Touche LLP                      As needed               Current
   Deloitte Tax LLP                           As needed               Current

   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   Dresdner Bank, AG New York Branch          As needed               Current
   Eagle Investment Systems Corp.             As needed               Current
   Eaton Vance Management                     As needed               Current
   Ernst & Young LLP                          As needed               Current
   FactSet Research Systems, Inc.             As needed               Current
   Financial Models Company, Inc.             As needed               Current
   FT Interactive Data Corporation            Daily                   Current
   Institutional Shareholder Services, Inc.   Daily                   Current
   International Data Corporation             Daily                   Current
   Investment Technology Group, Inc.          Daily                   Current
   Jeffrey Slocum & Associates, Inc.          As needed               Current
   Lehman Brothers Inc.                       Daily                   Current
   Marco Consulting Group, Inc.               Monthly                 Current
   Marquette Associates                       As needed               Current
   Markit Loans, Inc.                         Daily                   Current
   Mercer Investment Consulting, Inc.         As needed               Current
   Merrill Communications LLC                 Semi-annually           5 days
   Moody's Investors Service Inc.             Weekly                  7 days or more
   New England Pension Consultants            Monthly                 Current
   Omgeo LLC                                  Daily                   Current
   PricewaterhouseCoopers LLP                 As needed               Current
   Prima Capital Management, Inc.             Quarterly               15 days
   R.V. Kuhns & Associates                    As needed               Current
   Reuters America Inc.                       Daily                   Current
   Rocaton Investment Advisors, LLC           As needed               Current
   Rogerscasey, Inc.                          Quarterly               Current
   Russell/Mellon Analytical Services, LLC    Monthly                 Current
   Sapient Corporation                        As needed               Current
   SEI Investments                            As needed               Current
   SimCorp USA, Inc.                          As needed               Current
   Standard & Poor's                          Daily                   Current
   Standard & Poor's Financial Services       Weekly                  2 days or more
   Standard & Poor's Securities Evaluation    Daily                   Current
   State Street Bank and Trust Company        Daily                   Current
   Summit Strategies Group                    Monthly; Quarterly      Current
   The Yield Book Inc.                        Daily                   Current
   Wachovia Securities LLC                    As needed               Current
   Wall Street On Demand, Inc.                Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated           As needed               Current
   Yanni Partners, Inc.                       Quarterly               Current
   Zephyr Associates, Inc.                    Quarterly               Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Fund's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Fund's portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


  Pursuant to SEC rules, the Trustees have established procedures to stabilize the Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. The Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
  (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Fund's high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


  As stated in the Prospectus, the Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  The Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Fund's investments, provide office space for the Fund, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Fund, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Fund may reimburse Janus Capital for its costs. The Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Fund's transfer agent.



  The Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Fund's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of the Fund or the Trustees of the Fund. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund.



  A discussion regarding the basis for the Board of Trustees' approval of the Fund's Investment Advisory Agreement will be included in the Fund's next annual or semiannual report to shareholders, following such approval. You can request the Fund's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-877-335-2687.



  The Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of the Fund. However, Janus Capital has agreed to reduce 0.10% of the value of the Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2009. In addition, the Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



  The Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, the Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.06% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce all of the administrative fee paid by Premium Shares, and accordingly the effective rate for calculating the administration fee payable by Premium Shares of the Fund will be 0.00%. Janus Capital has agreed to continue such reductions until at least December 1, 2009. The Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.



  The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.




                                                                2008                                2007
                                                    ---------------------------         ---------------------------
                                                     Advisory                            Advisory
Fund Name                                              Fees          (Waivers)             Fees          (Waivers)
-------------------------------------------------------------------------------------------------------------------
Institutional Cash Management Fund                  $8,420,792      ($4,210,396)        $4,071,355      ($2,035,678)

  In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Fund and when considering which share class of the Fund is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Fund. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Fund, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


  Pursuant to an exemptive order granted by the SEC, the Fund and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.



  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds are used to purchase shares of Janus institutional money market funds. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the Janus institutional money market funds and the Investing Funds.


  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Fund and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Fund, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Fund. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Fund for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Fund, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of

  Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  The Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to the Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Fund's website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.


  The Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------




  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Fund's custodian. The custodian holds the Fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the Fund.


  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Fund's transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Fund. Janus Services receives an administrative services fee at an annual rate of up to 0.06% of the average daily net assets of Premium Shares of the Fund for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Premium Shares of the Fund. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.



  For the fiscal period ended July 31, the total amounts paid by Premium Shares of the Fund to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:



                                                                 2008                                   2007
                                                   -------------------------------        -------------------------------
                                                   Administrative                         Administrative
Name of Fund and Class                              Services Fees        (Waivers)         Services Fees        (Waivers)
-------------------------------------------------------------------------------------------------------------------------
Institutional Cash Management Fund - Premium
  Shares                                                 $64               ($64)                $26               ($26)




  The Fund pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Fund also pays DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Fund. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Fund in connection with the sale of its Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Decisions as to the assignment of portfolio business for the Fund and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to the Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.


  The Fund generally buys and sells securities in principal and agency transactions in which no brokerage commissions are paid. However, the Fund may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Fund will be no less favorable than that of contemporaneously available principal transactions. For the fiscal year or period ended July 31, 2008 and July 31, 2007, the Fund did not incur any brokerage commissions.


  When the Fund purchases or sells a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

  As of July 31, 2008, the Fund owned securities of its regular broker-dealers (or parents) as shown below:




                                                                                 Value of
                                                                                Securities
Name of Broker-Dealer                                                             Owned
------------------------------------------------------------------------------------------
Calyon Securities (USA) Inc.                                                   $20,000,000
Citigroup, Inc.                                                                $90,000,000
Deutsche Bank Group                                                            $31,000,000
Dresdner Kleinwort                                                             $96,000,000
JP Morgan Chase & Co.                                                          $96,000,000
Lehman Brothers, Inc.                                                          $37,400,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Fund's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Fund may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Fund, except for the Fund's Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUND       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    4/00-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUND       TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    4/00-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    4/00-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    4/00-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH FUND           TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Craig Jacobson               Executive Vice President and Co-   4/07-Present      Portfolio Manager for other Janus accounts
 151 Detroit Street           Portfolio Manager                                    and Research Analyst for Janus Capital.
 Denver, CO 80206             Janus Institutional Cash
 DOB: 1970                    Management Fund
------------------------------------------------------------------------------------------------------------------------------
 J. Eric Thorderson           Executive Vice President and Co-   2/07-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Institutional Cash
 DOB: 1961                    Management Fund
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC; and Vice President of INTECH
                                                                                   Investment Management LLC. Formerly, Chief
                                                                                   Compliance Officer of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC) (2003-2005);
                                                                                   Vice President of Janus Capital (2000-
                                                                                   2005), and Janus Services LLC (2004-2005);
                                                                                   and Assistant Vice President of Janus
                                                                                   Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of the Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Fund by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:




-----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    MEETINGS HELD
                                                                     MEMBERS                        DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)         FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)             4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
-----------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)               4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
-----------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)             5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
-----------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)             4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
-----------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr.                6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   (Chair)
                              consults with Management in planning   William F. McCalpin
                              Trustee meetings, and oversees the     Dennis B. Mullen
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
-----------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)           17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
-----------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Fund described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.


---------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE               SECURITIES IN THE FUND              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 James T. Rothe                None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 William D. Stewart            None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------




(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Fund's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the Fund described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Fund or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Fund, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").





                                                         Aggregate Compensation            Total Compensation
                                                            from the Fund for           from the Janus Funds for
                                                            fiscal year ended              calendar year ended
Name of Person, Position                                      July 31, 2008              December 31, 2007(1)(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                   $11,190                        $284,000
  Jerome S. Contro, Trustee                                      $10,005                        $289,000
  John W. McCarter, Jr., Trustee                                 $ 9,805                        $279,000
  Dennis B. Mullen, Trustee(4)(5)                                $12,436                        $464,762
  James T. Rothe, Trustee                                        $ 9,842                        $283,000
  William D. Stewart, Trustee(5)                                 $10,727                        $312,000
  Martin H. Waldinger, Trustee                                   $ 9,154                        $279,000
  Linda S. Wolf, Trustee                                         $ 9,834                        $277,000





(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).

(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Jerome S. Contro $291,961; Dennis B. Mullen $413,066; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.


(3) For the fiscal period January 1, 2008 to July 31, 2008, Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes compensation for service as a Trustee on the boards of three Janus trusts.


(4) For the fiscal period August 1, 2007 to December 31, 2007, Aggregate Compensation received from the Fund includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes additional compensation for service as Independent Chairman of the Board of Trustees.


(5) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------



  Premium Shares of the Fund can be purchased only through banks and other financial institutions, as well as certain broker-dealers ("Financial Institutions"), or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all Financial Institutions offer Premium Shares. Certain designated organizations are authorized to receive purchase orders on the Fund's behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Fund when authorized organizations, their agents, or affiliates transmit the order to the Fund within contractually specified periods. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your Financial Institution may charge you a separate or additional fee for purchases of Shares. Your Financial Institution, plan documents, or the Fund's Prospectus will provide you with detailed information about investing in the Fund.


  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


  In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open).



  Premium Shares of the Fund are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Fund or its authorized agents.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------



  As described in the Prospectus, Premium Shares have adopted a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.18% of the average daily net assets of Premium Shares of the Fund for activities that are primarily intended to result in sales of Premium Shares of the Fund. Such activities may include but are not limited to preparing, printing, and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments may be made to an intermediary for introducing a client to Janus Capital and may continue to be made to the intermediary in accordance with the terms of the Plan for so long as the assets introduced by the intermediary remain in the share class. Payments are made to Janus Distributors, the Fund's distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On October 6, 2006, the Trustees unanimously approved the Plan. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by the Fund from 0.18% to 0.02%. This waiver will continue until at least December 1, 2009.


  The Plan and any Rule 12b-1 related agreement that is entered into by the Fund or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to the Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of the Fund or by vote of a majority of the 12b-1 Trustees.


  For the fiscal year ended July 31, 2008, the total amounts paid by Premium Shares of the Fund to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Plan are summarized below.



                                                              Prospectus
                                                             Preparation,
                                            Advertising and  Printing and  Payment to  Compensation to  Total Fund 12b-1
Fund Name                                      Literature       Mailing      Brokers   Sales Personnel      Payments
------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CASH MANAGEMENT FUND
  Premium Shares                                   $3           $18,441        $2             --               $17

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  Redemptions, like purchases, may generally be effected through certain Financial Institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Certain designated organizations are authorized to receive redemption orders on the Fund's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Fund when authorized organizations, their agents, or affiliates receive the order. The Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


  Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating the Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is governed by Rule 18f-1 under the 1940 Act, which requires the Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.



  The Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Fund to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.



  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund, has established a Temporary Guarantee Program for the money market mutual funds (the "Program"). The Board of Trustees of the Janus funds has approved the participation of each Janus money market fund, including Institutional Cash Management Fund, in the Program through December 18, 2008. For additional details, please see the Fund's prospectus as may be supplemented.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the 1940 Act and the rules and regulations thereunder.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in the Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.


  Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond markets or the NYSE close early. The Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday).


  Unless otherwise instructed, all income dividends on the Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.


  Distributions for the Fund are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.


  The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, the Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment. Because the Fund is a money market fund, it does not anticipate distributing capital gains or qualified dividend income.

  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  As of November 4, 2008, the officers and Trustees as a group did not own outstanding Shares of the Fund. As of November 4, 2008, the percentage ownership of any entity owning 5% or more of the outstanding Shares of the Fund is listed below. To the best knowledge of the Trust, as of November 4, 2008, no other person owned beneficially more than 5% of the outstanding Shares of the Fund, and no other person beneficially owned 25% or more of the outstanding Shares of the Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.



Name of Fund and Class                Shareholder and Address of Record                        Percentage of Ownership
----------------------------------------------------------------------------------------------------------------------
Institutional Cash Management Fund    Janus Capital Group Inc.                                           100%*
  Premium Shares                      Denver, CO







* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  The Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 30 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Six Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.


  Janus Institutional Cash Management Fund was formed from the reorganization of Janus Institutional Cash Reserves Fund, a portfolio of Janus Investment Fund, into the Fund on February 23, 2007.

  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Fund, the Fund must cease to use the name "Janus" as soon as reasonably practicable.

  Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Fund participate equally in dividends and other distributions by the Shares of the same class of the Fund, and in residual assets of that class of the Fund in the event of liquidation. Shares of the Fund have no preemptive, conversion, or subscription rights.

  The Fund discussed in this SAI offers two classes of shares. The Shares discussed in this SAI are offered only through banks and other financial institutions, as well as certain broker-dealers, or directly through certain accounts established by an approved intermediary, and primarily in association with trust accounts, cash management programs, and similar programs provided to their customers.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.


  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Fund will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS

  The Trustees are responsible for major decisions relating to the Fund's policies and objectives; the Trustees oversee the operation of the Fund by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT




  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2008.



  Schedules of Investments as of July 31, 2008



  Statements of Assets and Liabilities as of July 31, 2008



  Statements of Operations for the period ended July 31, 2008


  Statements of Changes in Net Assets for the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES RATINGS


STANDARD & POOR'S, MOODY'S, AND FITCH, INC.


  MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

  The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

  The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

  SHORT-TERM MUNICIPAL LOANS

  S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

  Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ---------------------------------------------------------------------------------------

  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                             assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                             the margin of safety is not as great as the F-1+ and F-1
                             ratings.

APPENDIX B
--------------------------------------------------------------------------------


DESCRIPTION OF MUNICIPAL SECURITIES

  MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

  1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

  2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

  4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

  5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

  6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.


  MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


  1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

  2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

  In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (refer to 3 below).

  3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

  While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

  Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

  OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

  Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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40

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

                   (JANUS LOGO)

                              www.janusintech.com/cash

                              151 Detroit Street
                              Denver, Colorado 80206-4805
                              1-877-335-2687

                                 November 28, 2008



                                 JANUS ADVISER SERIES




                      JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                              INSTITUTIONAL SHARES

                       Statement of Additional Information




    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (the "Funds"). The Funds are each a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").


    Institutional Shares of the Funds are offered exclusively to institutional and individual clients meeting minimum investment requirements.



    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated November 28, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




  Investment Policies and Restrictions, and Investment Strategies and Risks..      2

  Determination of Net Asset Value...........................................     13

  Investment Adviser.........................................................     14

  Custodian, Transfer Agent, and Certain Affiliations........................     19

  Portfolio Transactions and Brokerage.......................................     20

  Trustees and Officers......................................................     22

  Purchase of Shares.........................................................     28

  Redemption of Shares.......................................................     29

  Dividends and Tax Status...................................................     30

  Principal Shareholders.....................................................     31

  Miscellaneous Information..................................................     32
    Shares of the Trust......................................................     32
    Shareholder Meetings.....................................................     32
    Voting Rights............................................................     32
    Independent Registered Public Accounting Firm............................     33
    Registration Statement...................................................     33

  Financial Statements.......................................................     34

  Appendix A.................................................................     35
    Description of Securities Ratings........................................     35

  Appendix B.................................................................     37
    Description of Municipal Securities......................................     37

INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS ADVISER SERIES

  This Statement of Additional Information includes information about two series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


  Each Fund has adopted certain fundamental investment policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.


  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

  Each Fund has adopted the following fundamental policies and restrictions:

  (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:

  (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

  (3) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (4) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (5) Purchase or sell real estate or any interest therein, except that a Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

  (6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  As a fundamental policy, a Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as such Fund.

  Investment restriction (1) is intended to reflect the requirements under
  Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

  Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

  (5) The Funds may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

  Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, a Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, each Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than:
  (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

  The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

  Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  Institutional Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.


  In addition to interest rate risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.


  The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.


Securities Lending


  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.


  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




When-Issued and Delayed Delivery Securities

  Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities


  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The non-money market funds managed by Janus Capital may invest in an unlimited number of shares of the Funds as permitted as part a of cash sweep program by the 1940 Act and rules promulgated thereunder. The non-money market funds investing in the Funds may need to make redemptions to satisfy their own shareholder redemptions or in connection with investment opportunities and, as a result, the Funds may experience significant fluctuations in assets. A non-money market fund may also decide to no longer invest in the Funds at any time, or to limit its exposure in the Funds, which could cause significant redemptions to the extent that such non-money market fund is invested in the Funds. Additionally, as the adviser to the Funds and the non-money market funds that may invest in the Funds, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the non-money market funds. Further, Janus Capital may place limits on any one non-money market fund's exposure to the Funds.


Debt Obligations


  Institutional Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock


  The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.


Obligations of Financial Institutions

  Institutional Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


  Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


U.S. Government Securities


  To the extent permitted by its investment objective and policies, each Fund, particularly Institutional Government Money Market Fund, and, to a lesser extent, Institutional Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases


  Institutional Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.



  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.


  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   ACA Compliance Group                       As needed               Current
   Bowne & Company Inc.                       Daily                   Current
   Brockhouse & Cooper Inc.                   Quarterly               Current
   Brown Brothers Harriman & Co.              Daily                   Current
   Callan Associates Inc.                     As needed               Current
   Cambridge Associates LLC                   Quarterly               Current
   Charles River Systems, Inc.                As needed               Current
   Charles Schwab & Co., Inc.                 As needed               Current
   Citibank, N.A.                             Daily                   Current
   CMS BondEdge                               As needed               Current
   Consulting Services Group, LLC             As needed               Current
   Deloitte & Touche LLP                      As needed               Current
   Deloitte Tax LLP                           As needed               Current

   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   Dresdner Bank, AG New York Branch          As needed               Current
   Eagle Investment Systems Corp.             As needed               Current
   Eaton Vance Management                     As needed               Current
   Ernst & Young LLP                          As needed               Current
   FactSet Research Systems, Inc.             As needed               Current
   Financial Models Company, Inc.             As needed               Current
   FT Interactive Data Corporation            Daily                   Current
   Institutional Shareholder Services, Inc.   Daily                   Current
   International Data Corporation             Daily                   Current
   Investment Technology Group, Inc.          Daily                   Current
   Jeffrey Slocum & Associates, Inc.          As needed               Current
   Lehman Brothers Inc.                       Daily                   Current
   Marco Consulting Group, Inc.               Monthly                 Current
   Marquette Associates                       As needed               Current
   Markit Loans, Inc.                         Daily                   Current
   Mercer Investment Consulting, Inc.         As needed               Current
   Merrill Communications LLC                 Semi-annually           5 days
   Moody's Investors Service Inc.             Weekly                  7 days or more
   New England Pension Consultants            Monthly                 Current
   Omgeo LLC                                  Daily                   Current
   PricewaterhouseCoopers LLP                 As needed               Current
   Prima Capital Management, Inc.             Quarterly               15 days
   R.V. Kuhns & Associates                    As needed               Current
   Reuters America Inc.                       Daily                   Current
   Rocaton Investment Advisors, LLC           As needed               Current
   Rogerscasey, Inc.                          Quarterly               Current
   Russell/Mellon Analytical Services, LLC    Monthly                 Current
   Sapient Corporation                        As needed               Current
   SEI Investments                            As needed               Current
   SimCorp USA, Inc.                          As needed               Current
   Standard & Poor's                          Daily                   Current
   Standard & Poor's Financial Services       Weekly                  2 days or more
   Standard & Poor's Securities Evaluation    Daily                   Current
   State Street Bank and Trust Company        Daily                   Current
   Summit Strategies Group                    Monthly; Quarterly      Current
   The Yield Book Inc.                        Daily                   Current
   Wachovia Securities LLC                    As needed               Current
   Wall Street On Demand, Inc.                Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated           As needed               Current
   Yanni Partners, Inc.                       Quarterly               Current
   Zephyr Associates, Inc.                    Quarterly               Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


  Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
  (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


  As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent.


  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


  A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-877-335-2687.



  Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2009. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



  Each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, each Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce a portion of the administrative fee, and accordingly the effective rate for calculating the administration fee payable by Institutional Shares of Institutional Money Market Fund will be 0.08% and by Institutional Shares of Institutional Government Money Market Fund will be 0.05%. Janus Capital has agreed to continue such reductions until at least December 1, 2009. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

  The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.




                                                                2008                                 2007
                                                    ----------------------------         ---------------------------
                                                      Advisory                            Advisory
Fund Name                                               Fees          (Waivers)             Fees          (Waivers)
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                     $16,982,916      ($8,491,458)        $4,973,847      ($2,486,923)
Institutional Government Money Market Fund          $ 3,206,810      ($1,603,405)        $  714,479      ($  357,240)






  In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.



  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds are used to purchase shares of Janus institutional money market funds. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the Janus institutional money market funds and the Investing Funds.


  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.


  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.


  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.15% of the average daily net assets of Institutional Shares of the Funds for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Institutional Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.



  For the fiscal period ended July 31, the total amounts paid by Institutional Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:



                                                              2008                                      2007
                                               ----------------------------------        ----------------------------------
                                               Administrative                            Administrative
Name of Fund and Class                          Services Fees          (Waivers)          Services Fees          (Waivers)
---------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund -
  Institutional Shares                           $12,343,137         ($5,760,130)          $3,700,387          ($1,726,847)
Institutional Government Money Market Fund -
  Institutional Shares                           $ 2,113,352         ($1,408,902)          $  424,925          ($  283,284)



  The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.


  The Funds generally buy and sell securities in principal and agency transactions in which no brokerage commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Funds will be no less favorable than that of contemporaneously available principal transactions. For the fiscal year or period ended July 31, 2008 and July 31, 2007, the Funds did not incur any brokerage commissions.


  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

  As of July 31, 2008, the Funds owned securities of their regular broker-dealers (or parents) as shown below:



                                                                                Value of
                                    Name of                                    Securities
Fund Name                           Broker-Dealer                                 Owned
------------------------------------------------------------------------------------------
Institutional Money Market Fund     Calyon Securities (USA) Inc.              $ 84,982,274
                                    Credit Suisse Group                       $ 50,025,817
                                    Deutsche Bank Group                       $150,000,000
                                    Dresdner Kleinwort                        $ 64,000,000
                                    JP Morgan Chase & Co.                     $206,000,000
                                    Lehman Brothers, Inc.                     $120,400,000

Institutional Government Money
  Market Fund                       Calyon Securities (USA) Inc.              $100,000,000
                                    Credit Suisse Group                       $144,300,000
                                    Deutsche Bank Group                       $ 95,200,000
                                    ING Group                                 $220,000,000
                                    Lehman Brothers, Inc.                     $ 76,700,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    4/00-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    4/00-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    4/00-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    4/00-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH FUNDS          TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Craig Jacobson               Executive Vice President and Co-   4/07-Present      Portfolio Manager for other Janus accounts
 151 Detroit Street           Portfolio Manager                                    and Research Analyst for Janus Capital.
 Denver, CO 80206             Janus Institutional Money Market
 DOB: 1970                    Fund and Janus Institutional
                              Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 J. Eric Thorderson           Executive Vice President and Co-   2/07-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Institutional Money Market
 DOB: 1961                    Fund and Janus
                              Institutional Government Money
                              Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC; and Vice President of INTECH
                                                                                   Investment Management LLC. Formerly, Chief
                                                                                   Compliance Officer of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC) (2003-2005);
                                                                                   Vice President of Janus Capital (2000-
                                                                                   2005), and Janus Services LLC (2004-2005);
                                                                                   and Assistant Vice President of Janus
                                                                                   Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:




-----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    MEETINGS HELD
                                                                     MEMBERS                        DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)         FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)             4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
-----------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)               4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
-----------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)             5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
-----------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)             4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
-----------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr.                6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   (Chair)
                              consults with Management in planning   William F. McCalpin
                              Trustee meetings, and oversees the     Dennis B. Mullen
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
-----------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)           17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
-----------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.




---------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE               SECURITIES IN THE FUND              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 James T. Rothe                None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 William D. Stewart            None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------



(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                         Aggregate Compensation            Total Compensation
                                                           from the Funds for           from the Janus Funds for
                                                            fiscal year ended              calendar year ended
Name of Person, Position                                      July 31, 2008              December 31, 2007(1)(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                   $27,357                        $284,000
  Jerome S. Contro, Trustee                                      $23,719                        $289,000
  John W. McCarter, Jr., Trustee                                 $23,322                        $279,000
  Dennis B. Mullen, Trustee(4)(5)                                $28,754                        $464,762
  James T. Rothe, Trustee                                        $23,462                        $283,000
  William D. Stewart, Trustee(5)                                 $25,462                        $312,000
  Martin H. Waldinger, Trustee                                   $21,824                        $279,000
  Linda S. Wolf, Trustee                                         $23,526                        $277,000




(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).

(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Jerome S. Contro $291,961; Dennis B. Mullen $413,066; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.


(3) For the fiscal period January 1, 2008 to July 31, 2008, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes compensation for service as a Trustee on the boards of three Janus trusts.


(4) For the fiscal period August 1, 2007 to December 31, 2007, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes additional compensation for service as Independent Chairman of the Board of Trustees.


(5) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


  Institutional Shares of the Funds are offered exclusively to institutional and individual clients meeting minimum investment requirements. Not all financial intermediaries offer Institutional Shares. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents, or affiliates transmit the order to a Fund within contractually specified periods. Each Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your financial intermediary may charge you a separate or additional fee for purchases of Shares. Your financial intermediary, plan documents, or the Funds' Prospectus will provide you with detailed information about investing in the Funds.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


  In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open). Institutional Money Market Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.



  Institutional Shares of the Funds are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Funds or their authorized agents.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  Redemptions, like purchases, may generally be effected through certain financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.


  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.



  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund, has established a Temporary Guarantee Program for the money market mutual funds (the "Program"). The Board of Trustees of the Janus funds has approved the participation of each Janus money market fund, including Institutional Money Market Fund and Institutional Government Money Market Fund, in the Program through December 18, 2008. For additional details, please see the Funds' prospectus as may be supplemented.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the 1940 Act and the rules and regulations thereunder.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.


  Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond markets or the NYSE close early. Institutional Money Market Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.


  Unless otherwise instructed, all income dividends on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.


  Distributions for all of the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.



  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  As of November 4, 2008, the officers and Trustees as a group did not own outstanding Shares of either Fund. As of November 4, 2008, the percentage ownership of any entity owning 5% or more of the outstanding Shares of a Fund is listed below. To the best knowledge of the Trust, as of November 4, 2008, no other person owned beneficially more than 5% of the outstanding Shares of a Fund, and no other person beneficially owned 25% or more of the outstanding Shares of a Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.



Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund       Comerica Bank                                                      36.65%
  Institutional Shares                Detroit, MI

                                      Janus Adviser Forty Fund                                            7.78%
                                      Denver, CO

                                      Janus Twenty Fund                                                   6.46%
                                      Denver, CO

                                      Janus Fund                                                          6.00%
                                      Denver, CO

                                      Prudential Funding Corp                                             5.25%
                                      Newark, NJ

Institutional Government Money        Comerica Bank                                                      18.40%
  Market Fund Institutional Shares    Detroit, MI

                                      SLM Corporation                                                    17.93%
                                      Reston, VA

                                      E*Trade Bank                                                       11.69%
                                      Arlington, VA

                                      The CIT Group Holdings Inc.                                         8.77%
                                      Livingston, NJ



MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 30 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Six Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.


  The Funds discussed in this SAI (listed below) were formed from the reorganization of the corresponding Fund (Institutional Shares and Service Shares) of Janus Investment Fund into the Funds on February 23, 2007.

  PREDECESSOR FUND
  (EACH A FUND OF JANUS INVESTMENT FUND)                                    FUND
  --------------------------------------                                    ----
  Janus Money Market Fund - Institutional Shares & Service Shares           Janus Institutional Money Market Fund - Institutional
                                                                              Shares & Service Shares
  Janus Government Money Market Fund - Institutional Shares & Service       Janus Institutional Government Money Market
    Shares                                                                    Fund - Institutional Shares & Service Shares


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

  The Funds discussed in this SAI offer five classes of shares. The Shares discussed in this SAI are offered exclusively to institutional and individual clients meeting minimum investment requirements ($5,000,000 for Institutional Money Market Fund and $250,000 for Institutional Government Money Market
  Fund).

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.


  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS

  The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.




REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT




  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2008.



  Schedules of Investments as of July 31, 2008



  Statements of Assets and Liabilities as of July 31, 2008



  Statements of Operations for the period ended July 31, 2008


  Statements of Changes in Net Assets for the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES RATINGS


STANDARD & POOR'S, MOODY'S, AND FITCH, INC.


  MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

  The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

  The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

  SHORT-TERM MUNICIPAL LOANS

  S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

  Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ---------------------------------------------------------------------------------------

  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                             assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                             the margin of safety is not as great as the F-1+ and F-1
                             ratings.

APPENDIX B
--------------------------------------------------------------------------------


DESCRIPTION OF MUNICIPAL SECURITIES

  MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

  1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

  2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

  4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

  5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

  6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.


  MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


  1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

  2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

  In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (refer to 3 below).

  3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

  While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

  Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

  OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

  Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                                                              39

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40

                        This page intentionally left blank.

                   (JANUS LOGO)

                              www.janusintech.com/cash

                              151 Detroit Street
                              Denver, Colorado 80206-4805
                              1-877-335-2687

                                 November 28, 2008



                                 JANUS ADVISER SERIES




                      JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                                 PREMIUM SHARES

                       Statement of Additional Information


    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Premium Shares (the "Shares") of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (the "Funds"). The Funds are each a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").

    Premium Shares of the Funds can be purchased only through banks and other financial institutions, as well as certain broker-dealers ("Financial Institutions"), or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs provided to their customers.


    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated November 28, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Investment Policies and Restrictions, and Investment Strategies and Risks....     2

Determination of Net Asset Value.............................................    13

Investment Adviser...........................................................    14

Custodian, Transfer Agent, and Certain Affiliations..........................    19

Portfolio Transactions and Brokerage.........................................    20

Trustees and Officers........................................................    22

Purchase of Shares...........................................................    28

Distribution and Shareholder Servicing Plans.................................    29

Redemption of Shares.........................................................    30

Dividends and Tax Status.....................................................    31

Principal Shareholders.......................................................    32

Miscellaneous Information....................................................    33
  Shares of the Trust........................................................    33
  Shareholder Meetings.......................................................    33
  Voting Rights..............................................................    33
  Independent Registered Public Accounting Firm..............................    34
  Registration Statement.....................................................    34

Financial Statements.........................................................    35

Appendix A...................................................................    36
  Description of Securities Ratings..........................................    36

Appendix B...................................................................    38
  Description of Municipal Securities........................................    38

INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------



JANUS ADVISER SERIES


  This Statement of Additional Information includes information about two series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


  Each Fund has adopted certain fundamental investment policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.


  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

  Each Fund has adopted the following fundamental policies and restrictions:

  (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:

  (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

  (3) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (4) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (5) Purchase or sell real estate or any interest therein, except that a Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

  (6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  As a fundamental policy, a Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as such Fund.

  Investment restriction (1) is intended to reflect the requirements under
  Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

  Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

  (5) The Funds may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

  Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, a Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, each Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than:
  (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

  The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

  Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  Institutional Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.


  In addition to interest rate risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.


  The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.


Securities Lending


  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.


  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




When-Issued and Delayed Delivery Securities

  Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities


  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The non-money market funds managed by Janus Capital may invest in an unlimited number of shares of the Funds as permitted as part a of cash sweep program by the 1940 Act and rules promulgated thereunder. The non-money market funds investing in the Funds may need to make redemptions to satisfy their own shareholder redemptions or in connection with investment opportunities and, as a result, the Funds may experience significant fluctuations in assets. A non-money market fund may also decide to no longer invest in the Funds at any time, or to limit its exposure in the Funds, which could cause significant redemptions to the extent that such non-money market fund is invested in the Funds. Additionally, as the adviser to the Funds and the non-money market funds that may invest in the Funds, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the non-money market funds. Further, Janus Capital may place limits on any one non-money market fund's exposure to the Funds.


Debt Obligations


  Institutional Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock


  The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.


Obligations of Financial Institutions

  Institutional Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


  Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


U.S. Government Securities


  To the extent permitted by its investment objective and policies, each Fund, particularly Institutional Government Money Market Fund, and, to a lesser extent, Institutional Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases


  Institutional Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.



  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.


  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   ACA Compliance Group                       As needed               Current
   Bowne & Company Inc.                       Daily                   Current
   Brockhouse & Cooper Inc.                   Quarterly               Current
   Brown Brothers Harriman & Co.              Daily                   Current
   Callan Associates Inc.                     As needed               Current
   Cambridge Associates LLC                   Quarterly               Current
   Charles River Systems, Inc.                As needed               Current
   Charles Schwab & Co., Inc.                 As needed               Current
   Citibank, N.A.                             Daily                   Current
   CMS BondEdge                               As needed               Current
   Consulting Services Group, LLC             As needed               Current
   Deloitte & Touche LLP                      As needed               Current
   Deloitte Tax LLP                           As needed               Current

   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   Dresdner Bank, AG New York Branch          As needed               Current
   Eagle Investment Systems Corp.             As needed               Current
   Eaton Vance Management                     As needed               Current
   Ernst & Young LLP                          As needed               Current
   FactSet Research Systems, Inc.             As needed               Current
   Financial Models Company, Inc.             As needed               Current
   FT Interactive Data Corporation            Daily                   Current
   Institutional Shareholder Services, Inc.   Daily                   Current
   International Data Corporation             Daily                   Current
   Investment Technology Group, Inc.          Daily                   Current
   Jeffrey Slocum & Associates, Inc.          As needed               Current
   Lehman Brothers Inc.                       Daily                   Current
   Marco Consulting Group, Inc.               Monthly                 Current
   Marquette Associates                       As needed               Current
   Markit Loans, Inc.                         Daily                   Current
   Mercer Investment Consulting, Inc.         As needed               Current
   Merrill Communications LLC                 Semi-annually           5 days
   Moody's Investors Service Inc.             Weekly                  7 days or more
   New England Pension Consultants            Monthly                 Current
   Omgeo LLC                                  Daily                   Current
   PricewaterhouseCoopers LLP                 As needed               Current
   Prima Capital Management, Inc.             Quarterly               15 days
   R.V. Kuhns & Associates                    As needed               Current
   Reuters America Inc.                       Daily                   Current
   Rocaton Investment Advisors, LLC           As needed               Current
   Rogerscasey, Inc.                          Quarterly               Current
   Russell/Mellon Analytical Services, LLC    Monthly                 Current
   Sapient Corporation                        As needed               Current
   SEI Investments                            As needed               Current
   SimCorp USA, Inc.                          As needed               Current
   Standard & Poor's                          Daily                   Current
   Standard & Poor's Financial Services       Weekly                  2 days or more
   Standard & Poor's Securities Evaluation    Daily                   Current
   State Street Bank and Trust Company        Daily                   Current
   Summit Strategies Group                    Monthly; Quarterly      Current
   The Yield Book Inc.                        Daily                   Current
   Wachovia Securities LLC                    As needed               Current
   Wall Street On Demand, Inc.                Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated           As needed               Current
   Yanni Partners, Inc.                       Quarterly               Current
   Zephyr Associates, Inc.                    Quarterly               Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


  Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
  (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


  As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent.


  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


  A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-877-335-2687.



  Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2009. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



  Each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, each Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.06% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce all of the administrative fee paid by Premium Shares, and accordingly the effective rate for calculating the administration fee payable by Premium Shares of the Funds will be 0.00%. Janus Capital has agreed to continue such reductions until at least December 1, 2009. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

  The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.




                                                                2008                                 2007
                                                    ----------------------------         ---------------------------
                                                      Advisory                            Advisory
Fund Name                                               Fees          (Waivers)             Fees          (Waivers)
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                     $16,982,916      ($8,491,458)        $4,973,847      ($2,486,923)
Institutional Government Money Market Fund          $ 3,206,810      ($1,603,405)        $  714,479      ($  357,240)







  In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.


  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.



  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.



  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds are used to purchase shares of Janus institutional money market funds. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the Janus institutional money market funds and the Investing Funds.


  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.


  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.


  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.06% of the average daily net assets of Premium Shares of the Funds for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Premium Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.



  For the fiscal period ended July 31, the total amounts paid by Premium Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:



                                                                  2008                                   2007
                                                    -------------------------------        -------------------------------
                                                    Administrative                         Administrative
Name of Fund and Class                               Services Fees        (Waivers)         Services Fees        (Waivers)
--------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund - Premium Shares        $80,073           ($80,073)              $26               ($26)
Institutional Government Money Market Fund -
  Premium Shares                                        $    63           ($    63)              $26               ($26)



  The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.


  The Funds generally buy and sell securities in principal and agency transactions in which no brokerage commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Funds will be no less favorable than that of contemporaneously available principal transactions. For the fiscal year or period ended July 31, 2008 and July 31, 2007, the Funds did not incur any brokerage commissions.


  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

  As of July 31, 2008, the Funds owned securities of their regular broker-dealers (or parents) as shown below:



                                                                                Value of
                                    Name of                                    Securities
Fund Name                           Broker-Dealer                                 Owned
------------------------------------------------------------------------------------------
Institutional Money Market Fund     Calyon Securities (USA) Inc.              $ 84,982,274
                                    Credit Suisse Group                       $ 50,025,817
                                    Deutsche Bank Group                       $150,000,000
                                    Dresdner Kleinwort                        $ 64,000,000
                                    JP Morgan Chase & Co.                     $206,000,000
                                    Lehman Brothers, Inc.                     $120,400,000

Institutional Government Money
  Market Fund                       Calyon Securities (USA) Inc.              $100,000,000
                                    Credit Suisse Group                       $144,300,000
                                    Deutsche Bank Group                       $ 95,200,000
                                    ING Group                                 $220,000,000
                                    Lehman Brothers, Inc.                     $ 76,700,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    4/00-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    4/00-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    4/00-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    4/00-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH FUNDS          TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Craig Jacobson               Executive Vice President and Co-   4/07-Present      Portfolio Manager for other Janus accounts
 151 Detroit Street           Portfolio Manager                                    and Research Analyst for Janus Capital.
 Denver, CO 80206             Janus Institutional Money Market
 DOB: 1970                    Fund and Janus Institutional
                              Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 J. Eric Thorderson           Executive Vice President and Co-   2/07-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Institutional Money Market
 DOB: 1961                    Fund and Janus
                              Institutional Government Money
                              Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC; and Vice President of INTECH
                                                                                   Investment Management LLC. Formerly, Chief
                                                                                   Compliance Officer of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC) (2003-2005);
                                                                                   Vice President of Janus Capital (2000-
                                                                                   2005), and Janus Services LLC (2004-2005);
                                                                                   and Assistant Vice President of Janus
                                                                                   Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:




-----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    MEETINGS HELD
                                                                     MEMBERS                        DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)         FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)             4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
-----------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)               4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
-----------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)             5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
-----------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)             4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
-----------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr.                6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   (Chair)
                              consults with Management in planning   William F. McCalpin
                              Trustee meetings, and oversees the     Dennis B. Mullen
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
-----------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)           17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
-----------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.


---------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE               SECURITIES IN THE FUND              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 James T. Rothe                None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 William D. Stewart            None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------




(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                         Aggregate Compensation            Total Compensation
                                                           from the Funds for           from the Janus Funds for
                                                            fiscal year ended              calendar year ended
Name of Person, Position                                      July 31, 2008              December 31, 2007(1)(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                   $27,357                        $284,000
  Jerome S. Contro, Trustee                                      $23,719                        $289,000
  John W. McCarter, Jr., Trustee                                 $23,322                        $279,000
  Dennis B. Mullen, Trustee(4)(5)                                $28,754                        $464,762
  James T. Rothe, Trustee                                        $23,462                        $283,000
  William D. Stewart, Trustee(5)                                 $25,462                        $312,000
  Martin H. Waldinger, Trustee                                   $21,824                        $279,000
  Linda S. Wolf, Trustee                                         $23,526                        $277,000





(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).

(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Jerome S. Contro $291,961; Dennis B. Mullen $413,066; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.


(3) For the fiscal period January 1, 2008 to July 31, 2008, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes compensation for service as a Trustee on the boards of three Janus trusts.


(4) For the fiscal period August 1, 2007 to December 31, 2007, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes additional compensation for service as Independent Chairman of the Board of Trustees.

(5) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------


  Premium Shares of the Funds can be purchased only through banks and other financial institutions, as well as certain broker-dealers ("Financial Institutions"), or directly through certain accounts established by an approved intermediary, in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all Financial Institutions offer Premium Shares. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents, or affiliates transmit the order to a Fund within contractually specified periods. Each Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your Financial Institution may charge you a separate or additional fee for purchases of Shares. Your Financial Institution, plan documents, or the Funds' Prospectus will provide you with detailed information about investing in the Funds.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


  In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open). Institutional Money Market Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.



  Premium Shares of the Funds are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Funds or their authorized agents.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------



  As described in the Prospectus, Premium Shares have adopted a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.18% of the average daily net assets of Premium Shares of a Fund for activities that are primarily intended to result in sales of Premium Shares of such Fund. Such activities may include but are not limited to preparing, printing, and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments may be made to an intermediary for introducing a client to Janus Capital and may continue to be made to the intermediary in accordance with the terms of the Plan for so long as the assets introduced by the intermediary remain in the share class. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On October 6, 2006, the Trustees unanimously approved the Plan. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by each Fund from 0.18% to 0.08%. This waiver will continue until at least December 1, 2009.


  The Plan and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.



  For the fiscal year ended July 31, 2008, the total amounts paid by Premium Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Plan are summarized below.



                                                                   Prospectus
                                                                  Preparation,
                                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12b-1
Fund Name                                          Literature        Mailing       Brokers    Sales Personnel       Payments
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
  Premium Shares                                     $4,695          $38,274      $104,167         $8,281            $96,602
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
  Premium Shares                                     $    3          $18,441      $      2             --            $    17

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  Redemptions, like purchases, may generally be effected through certain Financial Institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.


  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.



  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund, has established a Temporary Guarantee Program for the money market mutual funds (the "Program"). The Board of Trustees of the Janus funds has approved the participation of each Janus money market fund, including Institutional Money Market Fund and Institutional Government Money Market Fund, in the Program through December 18, 2008. For additional details, please see the Funds' prospectus as may be supplemented.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the 1940 Act and the rules and regulations thereunder.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.


  Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond markets or the NYSE close early. Institutional Money Market Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.


  Unless otherwise instructed, all income dividends on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.


  Distributions for all of the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.



  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  As of November 4, 2008, the officers and Trustees as a group did not own outstanding Shares of either Fund. As of November 4, 2008, the percentage ownership of any entity owning 5% or more of the outstanding Shares of a Fund is listed below. To the best knowledge of the Trust, as of November 4, 2008, no other person owned beneficially more than 5% of the outstanding Shares of a Fund, and no other person beneficially owned 25% or more of the outstanding Shares of a Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.



Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund       National Financial Services Co                                       100%
  Premium Shares                      For the Exclusive Benefit of our Customers
                                      New York, NY

Institutional Government Money        Harris NA                                                          99.91%
  Market Fund Premium Shares          Lombard, IL

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 30 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Six Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.


  The Funds discussed in this SAI (listed below) were formed from the reorganization of the corresponding Fund (Institutional Shares and Service Shares) of Janus Investment Fund into the Funds on February 23, 2007.

PREDECESSOR FUND
(EACH A FUND OF JANUS INVESTMENT FUND)                                    FUND
--------------------------------------                                    ----
Janus Money Market Fund - Institutional Shares & Service Shares           Janus Institutional Money Market Fund - Institutional
                                                                            Shares & Service Shares
Janus Government Money Market Fund - Institutional Shares & Service       Janus Institutional Government Money Market
  Shares                                                                    Fund - Institutional Shares & Service Shares


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

  The Funds discussed in this SAI offer five classes of shares. The Shares discussed in this SAI are offered only through banks and other financial institutions, as well as certain broker-dealers, or directly through certain accounts established by an approved intermediary, and primarily in association with trust accounts, cash management programs, and similar programs provided to their customers.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.


  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS

  The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2008.



  Schedules of Investments as of July 31, 2008



  Statements of Assets and Liabilities as of July 31, 2008



  Statements of Operations for the period ended July 31, 2008


  Statements of Changes in Net Assets for the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES RATINGS


STANDARD & POOR'S, MOODY'S, AND FITCH, INC.


  MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

  The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

  The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

  SHORT-TERM MUNICIPAL LOANS

  S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

  Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ---------------------------------------------------------------------------------------

  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                             assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                             the margin of safety is not as great as the F-1+ and F-1
                             ratings.

APPENDIX B
--------------------------------------------------------------------------------


DESCRIPTION OF MUNICIPAL SECURITIES

  MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

  1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

  2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

  4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

  5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

  6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.


  MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


  1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

  2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

  In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (refer to 3 below).

  3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

  While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

  Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

  OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

  Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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40

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

                   (JANUS LOGO)

                              www.janusintech.com/cash

                              151 Detroit Street
                              Denver, Colorado 80206-4805
                              1-877-335-2687

                                 November 28, 2008



                                 JANUS ADVISER SERIES




                      JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                                 PRIMARY SHARES

                       Statement of Additional Information



    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Primary Shares (the "Shares") of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (the "Funds"). The Funds are each a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").

    Primary Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers.


    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated November 28, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Investment Policies and Restrictions, and Investment Strategies and Risks....      2

Determination of Net Asset Value.............................................     13

Investment Adviser...........................................................     14

Custodian, Transfer Agent, and Certain Affiliations..........................     19

Portfolio Transactions and Brokerage.........................................     20

Trustees and Officers........................................................     22

Purchase of Shares...........................................................     28

Distribution and Shareholder Servicing Plans.................................     29

Redemption of Shares.........................................................     30

Dividends and Tax Status.....................................................     31

Principal Shareholders.......................................................     32

Miscellaneous Information....................................................     33
  Shares of the Trust........................................................     33
  Shareholder Meetings.......................................................     33
  Voting Rights..............................................................     33
  Independent Registered Public Accounting Firm..............................     34
  Registration Statement.....................................................     34

Financial Statements.........................................................     35

Appendix A...................................................................     36
  Description of Securities Ratings..........................................     36

Appendix B...................................................................     38
  Description of Municipal Securities........................................     38

INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------



JANUS ADVISER SERIES


  This Statement of Additional Information includes information about two series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


  Each Fund has adopted certain fundamental investment policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.


  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

  Each Fund has adopted the following fundamental policies and restrictions:

  (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:

  (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

  (3) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (4) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (5) Purchase or sell real estate or any interest therein, except that a Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

  (6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  As a fundamental policy, a Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as such Fund.

  Investment restriction (1) is intended to reflect the requirements under
  Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

  Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

  (5) The Funds may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

  Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, a Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, each Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than:
  (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

  The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

  Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  Institutional Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.


  In addition to interest rate risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.


  The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.


Securities Lending


  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.


  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




When-Issued and Delayed Delivery Securities

  Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities


  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The non-money market funds managed by Janus Capital may invest in an unlimited number of shares of the Funds as permitted as part a of cash sweep program by the 1940 Act and rules promulgated thereunder. The non-money market funds investing in the Funds may need to make redemptions to satisfy their own shareholder redemptions or in connection with investment opportunities and, as a result, the Funds may experience significant fluctuations in assets. A non-money market fund may also decide to no longer invest in the Funds at any time, or to limit its exposure in the Funds, which could cause significant redemptions to the extent that such non-money market fund is invested in the Funds. Additionally, as the adviser to the Funds and the non-money market funds that may invest in the Funds, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the non-money market funds. Further, Janus Capital may place limits on any one non-money market fund's exposure to the Funds.


Debt Obligations


  Institutional Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock


  The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.


Obligations of Financial Institutions

  Institutional Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


  Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


U.S. Government Securities


  To the extent permitted by its investment objective and policies, each Fund, particularly Institutional Government Money Market Fund, and, to a lesser extent, Institutional Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases


  Institutional Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.



  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.


  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   ACA Compliance Group                       As needed               Current
   Bowne & Company Inc.                       Daily                   Current
   Brockhouse & Cooper Inc.                   Quarterly               Current
   Brown Brothers Harriman & Co.              Daily                   Current
   Callan Associates Inc.                     As needed               Current
   Cambridge Associates LLC                   Quarterly               Current
   Charles River Systems, Inc.                As needed               Current
   Charles Schwab & Co., Inc.                 As needed               Current
   Citibank, N.A.                             Daily                   Current
   CMS BondEdge                               As needed               Current
   Consulting Services Group, LLC             As needed               Current
   Deloitte & Touche LLP                      As needed               Current
   Deloitte Tax LLP                           As needed               Current

   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   Dresdner Bank, AG New York Branch          As needed               Current
   Eagle Investment Systems Corp.             As needed               Current
   Eaton Vance Management                     As needed               Current
   Ernst & Young LLP                          As needed               Current
   FactSet Research Systems, Inc.             As needed               Current
   Financial Models Company, Inc.             As needed               Current
   FT Interactive Data Corporation            Daily                   Current
   Institutional Shareholder Services, Inc.   Daily                   Current
   International Data Corporation             Daily                   Current
   Investment Technology Group, Inc.          Daily                   Current
   Jeffrey Slocum & Associates, Inc.          As needed               Current
   Lehman Brothers Inc.                       Daily                   Current
   Marco Consulting Group, Inc.               Monthly                 Current
   Marquette Associates                       As needed               Current
   Markit Loans, Inc.                         Daily                   Current
   Mercer Investment Consulting, Inc.         As needed               Current
   Merrill Communications LLC                 Semi-annually           5 days
   Moody's Investors Service Inc.             Weekly                  7 days or more
   New England Pension Consultants            Monthly                 Current
   Omgeo LLC                                  Daily                   Current
   PricewaterhouseCoopers LLP                 As needed               Current
   Prima Capital Management, Inc.             Quarterly               15 days
   R.V. Kuhns & Associates                    As needed               Current
   Reuters America Inc.                       Daily                   Current
   Rocaton Investment Advisors, LLC           As needed               Current
   Rogerscasey, Inc.                          Quarterly               Current
   Russell/Mellon Analytical Services, LLC    Monthly                 Current
   Sapient Corporation                        As needed               Current
   SEI Investments                            As needed               Current
   SimCorp USA, Inc.                          As needed               Current
   Standard & Poor's                          Daily                   Current
   Standard & Poor's Financial Services       Weekly                  2 days or more
   Standard & Poor's Securities Evaluation    Daily                   Current
   State Street Bank and Trust Company        Daily                   Current
   Summit Strategies Group                    Monthly; Quarterly      Current
   The Yield Book Inc.                        Daily                   Current
   Wachovia Securities LLC                    As needed               Current
   Wall Street On Demand, Inc.                Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated           As needed               Current
   Yanni Partners, Inc.                       Quarterly               Current
   Zephyr Associates, Inc.                    Quarterly               Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


  Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
  (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


  As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent.


  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


  A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-877-335-2687.



  Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2009. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



  Each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, each Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.06% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce all of the administrative fee paid by Primary Shares, and accordingly the effective rate for calculating the administration fee payable by Primary Shares of the Funds will be 0.00%. Janus Capital has agreed to continue such reductions until at least December 1, 2009. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

  The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.




                                                                2008                                 2007
                                                    ----------------------------         ---------------------------
                                                      Advisory                            Advisory
Fund Name                                               Fees          (Waivers)             Fees          (Waivers)
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                     $16,982,916      ($8,491,458)        $4,973,847      ($2,486,923)
Institutional Government Money Market Fund          $ 3,206,810      ($1,603,405)        $  714,479      ($  357,240)






  In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.



  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds are used to purchase shares of Janus institutional money market funds. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the Janus institutional money market funds and the Investing Funds.


  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.


  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.


  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.06% of the average daily net assets of Primary Shares of the Funds for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Primary Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.



  For the fiscal period ended July 31, the total amounts paid by Primary Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:



                                                                 2008                                   2007
                                                   -------------------------------        -------------------------------
                                                   Administrative                         Administrative
Name of Fund and Class                              Services Fees        (Waivers)         Services Fees        (Waivers)
-------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund - Primary Shares         $63               ($63)                $26               ($26)
Institutional Government Money Market Fund -
  Primary Shares                                         $62               ($62)                $26               ($26)



  The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.


  The Funds generally buy and sell securities in principal and agency transactions in which no brokerage commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Funds will be no less favorable than that of contemporaneously available principal transactions. For the fiscal year or period ended July 31, 2008 and July 31, 2007, the Funds did not incur any brokerage commissions.


  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

  As of July 31, 2008, the Funds owned securities of their regular broker-dealers (or parents) as shown below:



                                                                                Value of
                                    Name of                                    Securities
Fund Name                           Broker-Dealer                                 Owned
------------------------------------------------------------------------------------------
Institutional Money Market Fund     Calyon Securities (USA) Inc.              $ 84,982,274
                                    Credit Suisse Group                       $ 50,025,817
                                    Deutsche Bank Group                       $150,000,000
                                    Dresdner Kleinwort                        $ 64,000,000
                                    JP Morgan Chase & Co.                     $206,000,000
                                    Lehman Brothers, Inc.                     $120,400,000

Institutional Government Money
  Market Fund                       Calyon Securities (USA) Inc.              $100,000,000
                                    Credit Suisse Group                       $144,300,000
                                    Deutsche Bank Group                       $ 95,200,000
                                    ING Group                                 $220,000,000
                                    Lehman Brothers, Inc.                     $ 76,700,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    4/00-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    4/00-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    4/00-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    4/00-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH FUNDS          TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Craig Jacobson               Executive Vice President and Co-   4/07-Present      Portfolio Manager for other Janus accounts
 151 Detroit Street           Portfolio Manager                                    and Research Analyst for Janus Capital.
 Denver, CO 80206             Janus Institutional Money Market
 DOB: 1970                    Fund and Janus Institutional
                              Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 J. Eric Thorderson           Executive Vice President and Co-   2/07-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Institutional Money Market
 DOB: 1961                    Fund and Janus
                              Institutional Government Money
                              Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC; and Vice President of INTECH
                                                                                   Investment Management LLC. Formerly, Chief
                                                                                   Compliance Officer of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC) (2003-2005);
                                                                                   Vice President of Janus Capital (2000-
                                                                                   2005), and Janus Services LLC (2004-2005);
                                                                                   and Assistant Vice President of Janus
                                                                                   Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:




-----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    MEETINGS HELD
                                                                     MEMBERS                        DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)         FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)             4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
-----------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)               4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
-----------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)             5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
-----------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)             4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
-----------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr.                6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   (Chair)
                              consults with Management in planning   William F. McCalpin
                              Trustee meetings, and oversees the     Dennis B. Mullen
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
-----------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)           17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
-----------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.


---------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE               SECURITIES IN THE FUND              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 James T. Rothe                None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 William D. Stewart            None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------



  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                         Aggregate Compensation            Total Compensation
                                                           from the Funds for           from the Janus Funds for
                                                            fiscal year ended              calendar year ended
Name of Person, Position                                      July 31, 2008              December 31, 2007(1)(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                   $27,357                        $284,000
  Jerome S. Contro, Trustee                                      $23,719                        $289,000
  John W. McCarter, Jr., Trustee                                 $23,322                        $279,000
  Dennis B. Mullen, Trustee(4)(5)                                $28,754                        $464,762
  James T. Rothe, Trustee                                        $23,462                        $283,000
  William D. Stewart, Trustee(5)                                 $25,462                        $312,000
  Martin H. Waldinger, Trustee                                   $21,824                        $279,000
  Linda S. Wolf, Trustee                                         $23,526                        $277,000




(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).

(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Jerome S. Contro $291,961; Dennis B. Mullen $413,066; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.


(3) For the fiscal period January 1, 2008 to July 31, 2008, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes compensation for service as a Trustee on the boards of three Janus trusts.


(4) For the fiscal period August 1, 2007 to December 31, 2007, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes additional compensation for service as Independent Chairman of the Board of Trustees.

(5) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------



  Primary Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all Financial Institutions offer Primary Shares. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents, or affiliates transmit the order to a Fund within contractually specified periods. Each Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your Financial Institution may charge you a separate or additional fee for purchases of Shares. Your Financial Institution, plan documents, or the Funds' Prospectus will provide you with detailed information about investing in the Funds.


  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


  In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open). Institutional Money Market Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.



  Primary Shares of the Funds are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Funds or their authorized agents.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------



  As described in the Prospectus, Primary Shares have adopted a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.50% of the average daily net assets of Primary Shares of a Fund for activities that are primarily intended to result in sales of Primary Shares of such Fund. Such activities may include but are not limited to preparing, printing, and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On October 6, 2006, the Trustees unanimously approved the Plan. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by each Fund from 0.50% to 0.40%. This waiver will continue until at least December 1, 2009.


  The Plan and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.


  For the fiscal year ended July 31, 2008, the total amounts paid by Primary Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Plan are summarized below.



                                                                   Prospectus
                                                                  Preparation,
                                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12b-1
Fund Name                                          Literature        Mailing       Brokers    Sales Personnel       Payments
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
  Primary Shares                                       $3            $21,378        $103             --               $392
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
  Primary Shares                                       $3            $ 5,185        $103             --               $391

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  Redemptions, like purchases, may generally be effected through certain Financial Institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.


  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.




  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund, has established a Temporary Guarantee Program for the money market mutual funds (the "Program"). The Board of Trustees of the Janus funds has approved the participation of each Janus money market fund, including Institutional Money Market Fund and Institutional Government Money Market Fund, in the Program through December 18, 2008. For additional details, please see the Funds' prospectus as may be supplemented.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the 1940 Act and the rules and regulations thereunder.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.


  Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond markets or the NYSE close early. Institutional Money Market Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.


  Unless otherwise instructed, all income dividends on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.


  Distributions for all of the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.



  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  As of November 4, 2008, the officers and Trustees as a group did not own outstanding Shares of either Fund. As of November 4, 2008, the percentage ownership of any entity owning 5% or more of the outstanding Shares of a Fund is listed below. To the best knowledge of the Trust, as of November 4, 2008, no other person owned beneficially more than 5% of the outstanding Shares of a Fund, and no other person beneficially owned 25% or more of the outstanding Shares of a Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.



Name of Fund and Class                Shareholder and Address of Record                        Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund       Janus Capital Group Inc.                                           100%*
  Primary Shares                      Denver, CO

Institutional Government Money        Janus Capital Group Inc.                                         99.99%*
  Market Fund Primary Shares          Denver, CO






* This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------




  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 30 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Six Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.


  The Funds discussed in this SAI (listed below) were formed from the reorganization of the corresponding Fund (Institutional Shares and Service Shares) of Janus Investment Fund into the Funds on February 23, 2007.

PREDECESSOR FUND
(EACH A FUND OF JANUS INVESTMENT FUND)                                    FUND
--------------------------------------                                    ----
Janus Money Market Fund - Institutional Shares & Service Shares           Janus Institutional Money Market Fund - Institutional
                                                                            Shares & Service Shares

Janus Government Money Market Fund - Institutional Shares & Service       Janus Institutional Government Money Market
  Shares                                                                    Fund - Institutional Shares & Service Shares


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

  The Funds discussed in this SAI offer five classes of shares. The Shares discussed in this SAI are offered only through banks and other financial institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.


  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS

  The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT




  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2008.



  Schedules of Investments as of July 31, 2008



  Statements of Assets and Liabilities as of July 31, 2008



  Statements of Operations for the period ended July 31, 2008


  Statements of Changes in Net Assets for the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES RATINGS


STANDARD & POOR'S, MOODY'S, AND FITCH, INC.


  MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

  The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

  The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

  SHORT-TERM MUNICIPAL LOANS

  S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

  Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ---------------------------------------------------------------------------------------

  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                             assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                             the margin of safety is not as great as the F-1+ and F-1
                             ratings.

APPENDIX B
--------------------------------------------------------------------------------


DESCRIPTION OF MUNICIPAL SECURITIES

  MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

  1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

  2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

  4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

  5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

  6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.


  MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


  1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

  2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

  In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (refer to 3 below).

  3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

  While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

  Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

  OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

  Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

                       This page intentionally left blank.

                       This page intentionally left blank.

                   (JANUS LOGO)

                              www.janusintech.com/cash

                              151 Detroit Street
                              Denver, Colorado 80206-4805
                              1-877-335-2687

                                 November 28, 2008



                                 JANUS ADVISER SERIES



                      JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                                  SELECT SHARES

                       Statement of Additional Information

    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Select Shares (the "Shares") of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (the "Funds"). The Funds are each a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").

    Select Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers.


    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated November 28, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Investment Policies and Restrictions, and Investment Strategies and Risks....      2

Determination of Net Asset Value.............................................     13

Investment Adviser...........................................................     14

Custodian, Transfer Agent, and Certain Affiliations..........................     19

Portfolio Transactions and Brokerage.........................................     20

Trustees and Officers........................................................     22

Purchase of Shares...........................................................     28

Distribution and Shareholder Servicing Plans.................................     29

Redemption of Shares.........................................................     30

Dividends and Tax Status.....................................................     31

Principal Shareholders.......................................................     32

Miscellaneous Information....................................................     33
  Shares of the Trust........................................................     33
  Shareholder Meetings.......................................................     33
  Voting Rights..............................................................     33
  Independent Registered Public Accounting Firm..............................     34
  Registration Statement.....................................................     34

Financial Statements.........................................................     35

Appendix A...................................................................     36
  Description of Securities Ratings..........................................     36

Appendix B...................................................................     38
  Description of Municipal Securities........................................     38

INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS ADVISER SERIES

  This Statement of Additional Information includes information about two series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


  Each Fund has adopted certain fundamental investment policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.


  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

  Each Fund has adopted the following fundamental policies and restrictions:

  (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:

  (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

  (3) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (4) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (5) Purchase or sell real estate or any interest therein, except that a Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

  (6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  As a fundamental policy, a Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as such Fund.

  Investment restriction (1) is intended to reflect the requirements under
  Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

  Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

  (5) The Funds may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

  Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, a Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, each Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than:
  (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

  The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

  Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  Institutional Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.


  In addition to interest rate risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.


  The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.


Securities Lending


  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.


  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




When-Issued and Delayed Delivery Securities

  Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities


  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The non-money market funds managed by Janus Capital may invest in an unlimited number of shares of the Funds as permitted as part a of cash sweep program by the 1940 Act and rules promulgated thereunder. The non-money market funds investing in the Funds may need to make redemptions to satisfy their own shareholder redemptions or in connection with investment opportunities and, as a result, the Funds may experience significant fluctuations in assets. A non-money market fund may also decide to no longer invest in the Funds at any time, or to limit its exposure in the Funds, which could cause significant redemptions to the extent that such non-money market fund is invested in the Funds. Additionally, as the adviser to the Funds and the non-money market funds that may invest in the Funds, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the non-money market funds. Further, Janus Capital may place limits on any one non-money market fund's exposure to the Funds.


Debt Obligations


  Institutional Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock


  The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.


Obligations of Financial Institutions

  Institutional Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


  Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


U.S. Government Securities


  To the extent permitted by its investment objective and policies, each Fund, particularly Institutional Government Money Market Fund, and, to a lesser extent, Institutional Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases


  Institutional Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.



  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.


  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   ACA Compliance Group                       As needed               Current
   Bowne & Company Inc.                       Daily                   Current
   Brockhouse & Cooper Inc.                   Quarterly               Current
   Brown Brothers Harriman & Co.              Daily                   Current
   Callan Associates Inc.                     As needed               Current
   Cambridge Associates LLC                   Quarterly               Current
   Charles River Systems, Inc.                As needed               Current
   Charles Schwab & Co., Inc.                 As needed               Current
   Citibank, N.A.                             Daily                   Current
   CMS BondEdge                               As needed               Current
   Consulting Services Group, LLC             As needed               Current
   Deloitte & Touche LLP                      As needed               Current
   Deloitte Tax LLP                           As needed               Current

   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   Dresdner Bank, AG New York Branch          As needed               Current
   Eagle Investment Systems Corp.             As needed               Current
   Eaton Vance Management                     As needed               Current
   Ernst & Young LLP                          As needed               Current
   FactSet Research Systems, Inc.             As needed               Current
   Financial Models Company, Inc.             As needed               Current
   FT Interactive Data Corporation            Daily                   Current
   Institutional Shareholder Services, Inc.   Daily                   Current
   International Data Corporation             Daily                   Current
   Investment Technology Group, Inc.          Daily                   Current
   Jeffrey Slocum & Associates, Inc.          As needed               Current
   Lehman Brothers Inc.                       Daily                   Current
   Marco Consulting Group, Inc.               Monthly                 Current
   Marquette Associates                       As needed               Current
   Markit Loans, Inc.                         Daily                   Current
   Mercer Investment Consulting, Inc.         As needed               Current
   Merrill Communications LLC                 Semi-annually           5 days
   Moody's Investors Service Inc.             Weekly                  7 days or more
   New England Pension Consultants            Monthly                 Current
   Omgeo LLC                                  Daily                   Current
   PricewaterhouseCoopers LLP                 As needed               Current
   Prima Capital Management, Inc.             Quarterly               15 days
   R.V. Kuhns & Associates                    As needed               Current
   Reuters America Inc.                       Daily                   Current
   Rocaton Investment Advisors, LLC           As needed               Current
   Rogerscasey, Inc.                          Quarterly               Current
   Russell/Mellon Analytical Services, LLC    Monthly                 Current
   Sapient Corporation                        As needed               Current
   SEI Investments                            As needed               Current
   SimCorp USA, Inc.                          As needed               Current
   Standard & Poor's                          Daily                   Current
   Standard & Poor's Financial Services       Weekly                  2 days or more
   Standard & Poor's Securities Evaluation    Daily                   Current
   State Street Bank and Trust Company        Daily                   Current
   Summit Strategies Group                    Monthly; Quarterly      Current
   The Yield Book Inc.                        Daily                   Current
   Wachovia Securities LLC                    As needed               Current
   Wall Street On Demand, Inc.                Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated           As needed               Current
   Yanni Partners, Inc.                       Quarterly               Current
   Zephyr Associates, Inc.                    Quarterly               Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


  Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
  (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


  As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent.


  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


  A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-877-335-2687.



  Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2009. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



  Each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, each Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.06% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce all of the administrative fee paid by Select Shares, and accordingly the effective rate for calculating the administration fee payable by Select Shares of the Funds will be 0.00%. Janus Capital has agreed to continue such reductions until at least December 1, 2009. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.



  The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.




                                                                2008                                 2007
                                                    ----------------------------         ---------------------------
                                                      Advisory                            Advisory
Fund Name                                               Fees          (Waivers)             Fees          (Waivers)
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                     $16,982,916      ($8,491,458)        $4,973,847      ($2,486,923)
Institutional Government Money Market Fund          $ 3,206,810      ($1,603,405)        $  714,479      ($  357,240)

  In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.



  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds are used to purchase shares of Janus institutional money market funds. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the Janus institutional money market funds and the Investing Funds.


  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of

  Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.


  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND
CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.


  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.06% of the average daily net assets of Select Shares of the Funds for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Select Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.



  For the fiscal period ended July 31, the total amounts paid by Select Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:



                                                                          2008                         2007
                                                               --------------------------   --------------------------
                                                               Administrative               Administrative
Name of Fund and Class                                          Services Fees   (Waivers)    Services Fees   (Waivers)
----------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund - Select Shares                      $63          ($63)           $26          ($26)
Institutional Government Money Market Fund - Select Shares           $62          ($62)           $26          ($26)





  The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.


  The Funds generally buy and sell securities in principal and agency transactions in which no brokerage commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Funds will be no less favorable than that of contemporaneously available principal transactions. For the fiscal year or period ended July 31, 2008 and July 31, 2007, the Funds did not incur any brokerage commissions.


  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

  As of July 31, 2008, the Funds owned securities of their regular broker-dealers (or parents) as shown below:



                                                                                Value of
                                    Name of                                    Securities
Fund Name                           Broker-Dealer                                 Owned
------------------------------------------------------------------------------------------
Institutional Money Market Fund     Calyon Securities (USA) Inc.              $ 84,982,274
                                    Credit Suisse Group                       $ 50,025,817
                                    Deutsche Bank Group                       $150,000,000
                                    Dresdner Kleinwort                        $ 64,000,000
                                    JP Morgan Chase & Co.                     $206,000,000
                                    Lehman Brothers, Inc.                     $120,400,000

Institutional Government Money
  Market Fund                       Calyon Securities (USA) Inc.              $100,000,000
                                    Credit Suisse Group                       $144,300,000
                                    Deutsche Bank Group                       $ 95,200,000
                                    ING Group                                 $220,000,000
                                    Lehman Brothers, Inc.                     $ 76,700,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    4/00-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    4/00-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    4/00-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    4/00-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH FUNDS          TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Craig Jacobson               Executive Vice President and Co-   4/07-Present      Portfolio Manager for other Janus accounts
 151 Detroit Street           Portfolio Manager                                    and Research Analyst for Janus Capital.
 Denver, CO 80206             Janus Institutional Money Market
 DOB: 1970                    Fund and Janus Institutional
                              Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 J. Eric Thorderson           Executive Vice President and Co-   2/07-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Institutional Money Market
 DOB: 1961                    Fund and Janus
                              Institutional Government Money
                              Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC; and Vice President of INTECH
                                                                                   Investment Management LLC. Formerly, Chief
                                                                                   Compliance Officer of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC) (2003-2005);
                                                                                   Vice President of Janus Capital (2000-
                                                                                   2005), and Janus Services LLC (2004-2005);
                                                                                   and Assistant Vice President of Janus
                                                                                   Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:




-----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    MEETINGS HELD
                                                                     MEMBERS                        DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)         FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)             4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
-----------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)               4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
-----------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)             5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
-----------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)             4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
-----------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr.                6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   (Chair)
                              consults with Management in planning   William F. McCalpin
                              Trustee meetings, and oversees the     Dennis B. Mullen
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
-----------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)           17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
-----------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.



---------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE               SECURITIES IN THE FUND              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 James T. Rothe                None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 William D. Stewart            None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                         Aggregate Compensation            Total Compensation
                                                           from the Funds for           from the Janus Funds for
                                                            fiscal year ended              calendar year ended
Name of Person, Position                                      July 31, 2008              December 31, 2007(1)(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                   $27,357                        $284,000
  Jerome S. Contro, Trustee                                      $23,719                        $289,000
  John W. McCarter, Jr., Trustee                                 $23,322                        $279,000
  Dennis B. Mullen, Trustee(4)(5)                                $28,754                        $464,762
  James T. Rothe, Trustee                                        $23,462                        $283,000
  William D. Stewart, Trustee(5)                                 $25,462                        $312,000
  Martin H. Waldinger, Trustee                                   $21,824                        $279,000
  Linda S. Wolf, Trustee                                         $23,526                        $277,000





(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Jerome S. Contro $291,961; Dennis B. Mullen $413,066; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.


(3) For the fiscal period January 1, 2008 to July 31, 2008, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes compensation for service as a Trustee on the boards of three Janus trusts.


(4) For the fiscal period August 1, 2007 to December 31, 2007, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes additional compensation for service as Independent Chairman of the Board of Trustees.

(5) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------



  Select Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all Financial Institutions offer Select Shares. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents, or affiliates transmit the order to a Fund within contractually specified periods. Each Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your Financial Institution may charge you a separate or additional fee for purchases of Shares. Your Financial Institution, plan documents, or the Funds' Prospectus will provide you with detailed information about investing in the Funds.


  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


  In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open). Institutional Money Market Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.



  Select Shares of the Funds are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Funds or their authorized agents.

DISTRIBUTION AND SHAREHOLDER SERVICING PLANS
--------------------------------------------------------------------------------



  As described in the Prospectus, Select Shares have adopted a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.35% of the average daily net assets of Select Shares of a Fund for activities that are primarily intended to result in sales of Select Shares of such Fund. Such activities may include but are not limited to preparing, printing, and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. Payments are made to Janus Distributors, the Funds' distributor, who may make ongoing payments to financial intermediaries based on the value of Fund shares held by such intermediaries' customers. On October 6, 2006, the Trustees unanimously approved the Plan. Janus Distributors has agreed to a waiver, which will reduce the amount of fees payable by each Fund from 0.35% to 0.25%. This waiver will continue until at least December 1, 2009.


  The Plan and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to any Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, any Plan may be terminated as to a Fund at any time, without penalty, by vote of a majority of the outstanding Shares of that Class of that Fund or by vote of a majority of the 12b-1 Trustees.


  For the fiscal year ended July 31, 2008, the total amounts paid by Select Shares of the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Plan are summarized below.



                                                                   Prospectus
                                                                  Preparation,
                                                Advertising and   Printing and   Payment to   Compensation to   Total Fund 12b-1
Fund Name                                          Literature        Mailing       Brokers    Sales Personnel       Payments
--------------------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL MONEY MARKET FUND
  Select Shares                                        $3            $21,117         $64             --               $245
INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
  Select Shares                                        $3            $ 5,310         $64             --               $245

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  Redemptions, like purchases, may generally be effected through certain Financial Institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.


  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.




  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund, has established a Temporary Guarantee Program for the money market mutual funds (the "Program"). The Board of Trustees of the Janus funds has approved the participation of each Janus money market fund, including Institutional Money Market Fund and Institutional Government Money Market Fund, in the Program through December 18, 2008. For additional details, please see the Funds' prospectus as may be supplemented.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the 1940 Act and the rules and regulations thereunder.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.


  Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond markets or the NYSE close early. Institutional Money Market Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.


  Unless otherwise instructed, all income dividends on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.


  Distributions for all of the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.



  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  As of November 4, 2008, the officers and Trustees as a group did not own outstanding Shares of either Fund. As of November 4, 2008, the percentage ownership of any entity owning 5% or more of the outstanding Shares of a Fund is listed below. To the best knowledge of the Trust, as of November 4, 2008, no other person owned beneficially more than 5% of the outstanding Shares of a Fund, and no other person beneficially owned 25% or more of the outstanding Shares of a Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.



Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund       Janus Capital Group Inc.                                            100%*
  Select Shares                       Denver, CO
Institutional Government Money        Janus Capital Group Inc.                                            100%*
  Market Fund Select Shares           Denver, CO






 * This ownership represents seed capital that Janus Capital or an affiliate provided for the Fund.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 30 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Six Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.


  The Funds discussed in this SAI (listed below) were formed from the reorganization of the corresponding Fund (Institutional Shares and Service Shares) of Janus Investment Fund into the Funds on February 23, 2007.

PREDECESSOR FUND
(EACH A FUND OF JANUS INVESTMENT FUND)                                    FUND
--------------------------------------                                    ----
Janus Money Market Fund - Institutional Shares & Service Shares           Janus Institutional Money Market Fund - Institutional
                                                                            Shares & Service Shares
Janus Government Money Market Fund - Institutional Shares & Service       Janus Institutional Government Money Market
  Shares                                                                    Fund - Institutional Shares & Service Shares


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

  The Funds discussed in this SAI offer five classes of shares. The Shares discussed in this SAI are offered only through banks and other financial institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.


  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS

  The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT


  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2008.



  Schedules of Investments as of July 31, 2008



  Statements of Assets and Liabilities as of July 31, 2008



  Statements of Operations for the period ended July 31, 2008


  Statements of Changes in Net Assets for the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES RATINGS


STANDARD & POOR'S, MOODY'S, AND FITCH, INC.


  MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

  The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

  The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

  SHORT-TERM MUNICIPAL LOANS

  S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

  Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ---------------------------------------------------------------------------------------

  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                             assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                             the margin of safety is not as great as the F-1+ and F-1
                             ratings.

APPENDIX B
--------------------------------------------------------------------------------


DESCRIPTION OF MUNICIPAL SECURITIES

  MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

  1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

  2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

  4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

  5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

  6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.


  MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


  1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

  2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

  In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (refer to 3 below).

  3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

  While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

  Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

  OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

  Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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40

                       This page intentionally left blank.

                   (JANUS LOGO)

                              www.janusintech.com/cash

                              151 Detroit Street
                              Denver, Colorado 80206-4805
                              1-877-335-2687

                                 November 28, 2008



                                 JANUS ADVISER SERIES




                      JANUS INSTITUTIONAL MONEY MARKET FUND
                JANUS INSTITUTIONAL GOVERNMENT MONEY MARKET FUND
                                 SERVICE SHARES

                       Statement of Additional Information



    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund (the "Funds"). The Funds are each a separate series of Janus Adviser Series, a Delaware statutory trust (the "Trust"), and are managed by Janus Capital Management LLC ("Janus Capital").

    Service Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers.


    This SAI is not a Prospectus and should be read in conjunction with the Funds' Prospectus dated November 28, 2008, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your plan sponsor, broker-dealer, or other financial intermediary, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus. The Annual and Semiannual Reports, which contain important financial information about the Funds, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, broker-dealer, or other financial intermediary, at www.janusintech.com/cash, or by contacting Janus at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Investment Policies and Restrictions, and Investment Strategies and Risks....      2

Determination of Net Asset Value.............................................     13

Investment Adviser...........................................................     14

Custodian, Transfer Agent, and Certain Affiliations..........................     19

Portfolio Transactions and Brokerage.........................................     20

Trustees and Officers........................................................     22

Purchase of Shares...........................................................     28

Redemption of Shares.........................................................     29

Dividends and Tax Status.....................................................     30

Principal Shareholders.......................................................     31

Miscellaneous Information....................................................     32
  Shares of the Trust........................................................     32
  Shareholder Meetings.......................................................     32
  Voting Rights..............................................................     32
  Independent Registered Public Accounting Firm..............................     33
  Registration Statement.....................................................     33

Financial Statements.........................................................     34

Appendix A...................................................................     35
  Description of Securities Ratings..........................................     35

Appendix B...................................................................     37
  Description of Municipal Securities........................................     37


INVESTMENT POLICIES AND RESTRICTIONS, AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS ADVISER SERIES

  This Statement of Additional Information includes information about two series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS


  Each Fund has adopted certain fundamental investment policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy.


  As used in the policies and restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. Government securities as securities issued or guaranteed by the United States Government, its agencies, or instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by U.S. Government securities and municipal securities escrowed with or refunded with escrowed U.S. Government securities.

  Each Fund has adopted the following fundamental policies and restrictions:

  (1) With respect to 75% of its total assets, a Fund may not purchase securities of an issuer (other than a U.S. Government security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7) or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

  Each Fund may not:

  (2) Purchase securities if 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance, and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

  (3) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (4) Lend any security or make any other loan if, as a result, more than one-third of a Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (5) Purchase or sell real estate or any interest therein, except that a Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

  (6) Borrow money except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

  (7) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent a Fund from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  As a fundamental policy, a Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as such Fund.

  Investment restriction (1) is intended to reflect the requirements under
  Section 5(b)(1) of the 1940 Act for a diversified fund. Rule 2a-7 provides that money market funds that comply with the diversification limits of Rule 2a-7 are deemed to comply with the diversification limits of Section 5(b)(1). Thus, each Fund interprets restriction (1) in accordance with Rule 2a-7. Accordingly, if securities are subject to a guarantee provided by a noncontrolled person, the Rule 2a-7 diversification tests apply to the guarantor, and the diversification test in restriction (1) does not apply to the issuer.

  Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

  (1) If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid securities"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (3) A Fund may not purchase securities on margin or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

  (4) A Fund may not pledge, mortgage, hypothecate, or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

  (5) The Funds may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Fund may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

  For purposes of each Fund's policies on investing in particular industries, the Funds will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

  Each Fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that: (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

  Under Rule 2a-7, a Fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.

  Pursuant to Rule 2a-7, each Fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities, which are eligible securities that are not first-tier securities. However, a Fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than:
  (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) five percent of its total assets in second-tier securities.

  The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

Participation Interests

  Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolios. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

Variable and Floating Rate Notes

  Institutional Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. Institutional Government Money Market Fund may purchase variable and floating rate demand notes of U.S. Government securities. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.

  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by a Fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

Mortgage- and Asset-Backed Securities

  The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.

  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.

  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.


  In addition to interest rate risk, investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.


  The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. The Government National Mortgage Association ("Ginnie Mae") is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

  Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.

  The Federal National Mortgage Association ("Fannie Mae") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.

  The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac or Fannie Mae, or by pools of conventional mortgages.

  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.


  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and other asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, the Funds may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the Funds.


Securities Lending


  Under procedures adopted by the Trustees, the Funds may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Funds do not have the right to vote on securities while they are being lent; however, the Funds may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested in affiliated money market funds or other accounts advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC or as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in unaffiliated money market funds or other accounts.


Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent a Fund's collateral focuses in one or more sectors, such as banks and financial services, the Fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate, and the underlying collateral involved in the transaction can expose a Fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.


  Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables a Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Fund's portfolio, although a Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




When-Issued and Delayed Delivery Securities

  Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, a Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, a Fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value ("NAV").

Investment Company Securities


  From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or
  (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Fund is an approved underlying fund in a Janus fund of funds, the Fund may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The non-money market funds managed by Janus Capital may invest in an unlimited number of shares of the Funds as permitted as part a of cash sweep program by the 1940 Act and rules promulgated thereunder. The non-money market funds investing in the Funds may need to make redemptions to satisfy their own shareholder redemptions or in connection with investment opportunities and, as a result, the Funds may experience significant fluctuations in assets. A non-money market fund may also decide to no longer invest in the Funds at any time, or to limit its exposure in the Funds, which could cause significant redemptions to the extent that such non-money market fund is invested in the Funds. Additionally, as the adviser to the Funds and the non-money market funds that may invest in the Funds, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Funds and the non-money market funds. Further, Janus Capital may place limits on any one non-money market fund's exposure to the Funds.


Debt Obligations


  Institutional Money Market Fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the Securities Act of 1933, as amended (the "1933 Act"), or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, however, some of these securities are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.

Auction Market and Remarketed Preferred Stock


  The Funds may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, then the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.


Obligations of Financial Institutions

  Institutional Money Market Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which the Fund may invest.

  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.


  Foreign, Eurodollar, and to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.


U.S. Government Securities


  To the extent permitted by its investment objective and policies, each Fund, particularly Institutional Government Money Market Fund, and, to a lesser extent, Institutional Money Market Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Leases


  Institutional Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. The Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit, or guarantee of a bank or other entity that meets certain criteria.



  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.


  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to a Fund and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of the Fund.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings for the institutional money market funds are generally available on a monthly basis with no lag. Holdings are generally posted approximately six business days thereafter under the Characteristics tab of each fund at www.janusintech.com/cash.

  - TOP HOLDINGS. Each fund's top portfolio holdings, in order of position size and as a percentage of a fund's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.


  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   ACA Compliance Group                       As needed               Current
   Bowne & Company Inc.                       Daily                   Current
   Brockhouse & Cooper Inc.                   Quarterly               Current
   Brown Brothers Harriman & Co.              Daily                   Current
   Callan Associates Inc.                     As needed               Current
   Cambridge Associates LLC                   Quarterly               Current
   Charles River Systems, Inc.                As needed               Current
   Charles Schwab & Co., Inc.                 As needed               Current
   Citibank, N.A.                             Daily                   Current
   CMS BondEdge                               As needed               Current
   Consulting Services Group, LLC             As needed               Current
   Deloitte & Touche LLP                      As needed               Current
   Deloitte Tax LLP                           As needed               Current

   NAME                                       FREQUENCY               LAG TIME
   ----                                       ---------               --------
   Dresdner Bank, AG New York Branch          As needed               Current
   Eagle Investment Systems Corp.             As needed               Current
   Eaton Vance Management                     As needed               Current
   Ernst & Young LLP                          As needed               Current
   FactSet Research Systems, Inc.             As needed               Current
   Financial Models Company, Inc.             As needed               Current
   FT Interactive Data Corporation            Daily                   Current
   Institutional Shareholder Services, Inc.   Daily                   Current
   International Data Corporation             Daily                   Current
   Investment Technology Group, Inc.          Daily                   Current
   Jeffrey Slocum & Associates, Inc.          As needed               Current
   Lehman Brothers Inc.                       Daily                   Current
   Marco Consulting Group, Inc.               Monthly                 Current
   Marquette Associates                       As needed               Current
   Markit Loans, Inc.                         Daily                   Current
   Mercer Investment Consulting, Inc.         As needed               Current
   Merrill Communications LLC                 Semi-annually           5 days
   Moody's Investors Service Inc.             Weekly                  7 days or more
   New England Pension Consultants            Monthly                 Current
   Omgeo LLC                                  Daily                   Current
   PricewaterhouseCoopers LLP                 As needed               Current
   Prima Capital Management, Inc.             Quarterly               15 days
   R.V. Kuhns & Associates                    As needed               Current
   Reuters America Inc.                       Daily                   Current
   Rocaton Investment Advisors, LLC           As needed               Current
   Rogerscasey, Inc.                          Quarterly               Current
   Russell/Mellon Analytical Services, LLC    Monthly                 Current
   Sapient Corporation                        As needed               Current
   SEI Investments                            As needed               Current
   SimCorp USA, Inc.                          As needed               Current
   Standard & Poor's                          Daily                   Current
   Standard & Poor's Financial Services       Weekly                  2 days or more
   Standard & Poor's Securities Evaluation    Daily                   Current
   State Street Bank and Trust Company        Daily                   Current
   Summit Strategies Group                    Monthly; Quarterly      Current
   The Yield Book Inc.                        Daily                   Current
   Wachovia Securities LLC                    As needed               Current
   Wall Street On Demand, Inc.                Monthly; Quarterly      30 days; 15 days
   Wilshire Associates Incorporated           As needed               Current
   Yanni Partners, Inc.                       Quarterly               Current
   Zephyr Associates, Inc.                    Quarterly               Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Funds' portfolio holdings disclosure policies.

DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------


  Pursuant to SEC rules, the Trustees have established procedures to stabilize each Fund's NAV at $1.00 per Share. These procedures include a review of the extent of any deviation of NAV per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of shares in-kind, selling portfolio securities prior to maturity, reducing or withholding dividends, and utilizing an NAV per share as determined by using available market quotations. Each Fund: (i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; (ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
  (iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and (iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


  As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.


  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees, and expenses of all Fund officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the Trustees are affiliated with Janus Capital as defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs. Each Fund pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Fund shares, and compensation to the Funds' transfer agent.


  Each Fund's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and
  (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.


  A discussion regarding the basis for the Board of Trustees' approval of the Funds' Investment Advisory Agreements will be included in the Funds' next annual or semiannual report to shareholders, following such approval. You can request the Funds' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at www.janusintech.com/cash, or by contacting a Janus representative at 1-877-335-2687.



  Each Fund has agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of 0.20% of the average daily net assets of each Fund. However, Janus Capital has agreed to reduce 0.10% of the value of each Fund's average daily net assets of the advisory fee. Janus Capital has agreed to continue such reductions until at least December 1, 2009. In addition, each Fund pays brokerage commissions or dealer spreads and other expenses in connection with the execution of portfolio transactions.



  Each Fund has also entered into an Administration Agreement with Janus Capital. Under the terms of the Administration Agreement, each Fund's Shares have agreed to compensate Janus Capital for administrative services at the annual rate of 0.40% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, NAV determination and fund accounting, recordkeeping, blue sky registration and monitoring services, a portion of trade or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing, and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Janus Capital has agreed to reduce a portion of the administrative fee, and accordingly the effective rate for calculating the administration fee payable by Service Shares of Institutional Money Market Fund will be 0.33% and by Service Shares of Institutional Government Money Market Fund will be 0.30%. Janus Capital has agreed to continue such reductions until at least December 1, 2009. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not interested persons of Janus Capital, audit fees and expenses, and extraordinary costs.

  The following table summarizes the advisory fees paid by the Fund and any advisory fee waivers for the fiscal period ended July 31. The information presented in the table below reflects the investment advisory fee in effect during the fiscal period shown.




                                                                2008                                 2007
                                                    ----------------------------         ---------------------------
                                                      Advisory                            Advisory
Fund Name                                               Fees          (Waivers)             Fees          (Waivers)
--------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund                     $16,982,916      ($8,491,458)        $4,973,847      ($2,486,923)
Institutional Government Money Market Fund          $ 3,206,810      ($1,603,405)        $  714,479      ($  357,240)






  In addition to payments made under 12b-1 plans (when applicable), Janus Capital and its affiliates also may make payments out of their own assets to selected broker-dealer firms or other financial intermediaries that sell Class A and Class C Shares of Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Payments based on transactional charges may include the payment or reimbursement of all or a portion of "ticket charges." Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries. Criteria may include, but are not limited to, the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness to cooperate with Janus Capital's marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. As of the date of this SAI, the broker-dealer firms with which Janus Capital or its affiliates have agreements or are currently negotiating agreements to make payments out of their own assets related to the acquisition or retention of shareholders for Class A and Class C Shares are Ameriprise Financial Services, Inc.; Citigroup Global Markets Inc.; Lincoln Financial Advisors Corporation; LPL Financial Corporation; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Morgan Stanley & Co. Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co., Inc.; Raymond James & Associates, Inc.; Raymond James Financial Services, Inc.; UBS Financial Services Inc.; Wachovia Securities LLC; and Wells Fargo Investments, LLC. These fees may be in addition to fees paid from a fund's assets to them or other financial intermediaries. Any additions, modifications, or deletions to the broker-dealer firms identified that have occurred since that date are not reflected.


  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund's assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the Funds and when considering which share class of the Funds is most appropriate for you.

  Janus Distributors or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Funds. Such payments may be in addition to, or in lieu of, sales-based, asset-based, and transaction-based payments. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.

ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.


  Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.



  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds are used to purchase shares of Janus institutional money market funds. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the Janus institutional money market funds and the Investing Funds.


  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.


  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.


  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Fund shareholders first;
  (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Fund shareholders; (v) conduct all personal trading, including transactions in the Funds and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Funds, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Funds for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Funds, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  Each Fund's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Fund's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Funds' website at www.janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at www.janus.com/proxyvoting.


  Each Fund's proxy voting record for the one-year period ending each June 30th is available, free of charge, through www.janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.

Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES

  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).


  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.


  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.40% of the average daily net assets of Service Shares of the Funds for providing or procuring recordkeeping, subaccounting, and other administrative services to investors in the Service Shares of the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, and other administrative services.



  For the fiscal period ended July 31, the total amounts paid by Service Shares of the Funds to Janus Services (substantially all of which Janus Services paid out as compensation to broker-dealers and other service providers) for administrative services are summarized below:



                                                                2008                                    2007
                                                  --------------------------------        -------------------------------
                                                  Administrative                          Administrative
Name of Fund and Class                             Services Fees         (Waivers)         Services Fees        (Waivers)
-------------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund - Service Shares     $193,555           ($ 90,325)           $ 79,475           ($13,908)
Institutional Government Money Market Fund -
  Service Shares                                     $291,283           ($194,189)           $295,306           ($73,826)



  The Funds pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.98 per shareholder account for the use of DST's shareholder accounting system. The Funds also pay DST at an annual rate of $1.10 per closed shareholder account, as well as postage and forms costs that a DST affiliate incurs in mailing Fund shareholder transaction confirmations.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is the principal underwriter for the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their Shares in all states in which such Shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers each Fund's Shares and accepts orders at NAV per share of the relevant class. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital, whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Fund shares when choosing a broker-dealer to effect transactions.

  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the funds' Board of Trustees have adopted compliance procedures that provide that any transactions between the Fund and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a fund involved in a cross trade.


  The Funds generally buy and sell securities in principal and agency transactions in which no brokerage commissions are paid. However, the Funds may engage an agent and pay commissions for such transactions if Janus Capital believes that the net result of the transaction to the Funds will be no less favorable than that of contemporaneously available principal transactions. For the fiscal year or period ended July 31, 2008 and July 31, 2007, the Funds did not incur any brokerage commissions.


  When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.

  As of July 31, 2008, the Funds owned securities of their regular broker-dealers (or parents) as shown below:



                                                                                Value of
                                    Name of                                    Securities
Fund Name                           Broker-Dealer                                 Owned
------------------------------------------------------------------------------------------
Institutional Money Market Fund     Calyon Securities (USA) Inc.              $ 84,982,274
                                    Credit Suisse Group                       $ 50,025,817
                                    Deutsche Bank Group                       $150,000,000
                                    Dresdner Kleinwort                        $ 64,000,000
                                    JP Morgan Chase & Co.                     $206,000,000
                                    Lehman Brothers, Inc.                     $120,400,000

Institutional Government Money
  Market Fund                       Calyon Securities (USA) Inc.              $100,000,000
                                    Credit Suisse Group                       $144,300,000
                                    Deutsche Bank Group                       $ 95,200,000
                                    ING Group                                 $220,000,000
                                    Lehman Brothers, Inc.                     $ 76,700,000

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).

  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Funds' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 73 series or funds.

  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Funds may also be officers and/or directors of Janus Capital. Fund officers receive no compensation from the Funds, except for the Funds' Chief Compliance Officer, as authorized by the Trustees.


-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin         Chairman   1/08-Present   Formerly, Executive Vice        73                   Chairman of the
 151 Detroit Street                                    President and Chief Operating                        Board and Director
 Denver, CO 80206            Trustee    6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                             Brothers Fund (a private                             Fund for
                                                       family foundation) (1998-                            Foundations
                                                       2006).                                               Investment Program
                                                                                                            (TIP) (consisting
                                                                                                            of 4 funds) and the
                                                                                                            F.B. Heron
                                                                                                            Foundation (a
                                                                                                            private grantmaking
                                                                                                            foundation).
-------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro            Trustee    11/05-Present  General partner of Crosslink    73                   Director of
 151 Detroit Street                                    Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                      firm (since 2008). Formerly,                         (internet
 DOB: 1956                                             partner of Tango Group, a                            technology), Lijit
                                                       private investment firm (1999-                       Networks, Inc.
                                                       2008).                                               (internet
                                                                                                            technology), and
                                                                                                            LogRhythm Inc.
                                                                                                            (software
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.       Trustee    6/02-Present   President and Chief Executive   73                   Chairman of the
 151 Detroit Street                                    Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                      Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                             (since 1997).                                        (biotechnology
                                                                                                            firm); Director of
                                                                                                            W.W. Grainger, Inc.
                                                                                                            (industrial
                                                                                                            distributor); and
                                                                                                            Trustee of WTTW
                                                                                                            (Chicago public
                                                                                                            television station)
                                                                                                            and the University
                                                                                                            of Chicago.
-------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen            Trustee    4/00-Present   Chief Executive Officer of Red  73*                  Chairman of the
 151 Detroit Street                                    Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                      (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                             private investor.                                    Robin Gourmet
                                                                                                            Burgers, Inc.; and
                                                                                                            Director of Janus
                                                                                                            Capital Funds Plc
                                                                                                            (Dublin-based, non-
                                                                                                            U.S. funds).
-------------------------------------------------------------------------------------------------------------------------------





 * Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 16 funds. Including Janus Capital Funds Plc and the 73 funds comprising the Janus funds, Mr. Mullen oversees 89 funds.

-------------------------------------------------------------------------------------------------------------------------------
                                                            TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------
                             POSITIONS                                                 NUMBER OF FUNDS
 NAME, ADDRESS,              HELD WITH  LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                     FUNDS      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
-------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe              Trustee    4/00-Present   Co-founder and Managing         73                   Director of Red
 151 Detroit Street                                    Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                      Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                             (private investment in public
                                                       equity firm), and Professor
                                                       Emeritus of Business of the
                                                       University of Colorado,
                                                       Colorado Springs, CO (since
                                                       2004). Formerly, Professor of
                                                       Business of the University of
                                                       Colorado (2002-2004), and
                                                       Distinguished Visiting
                                                       Professor of Business (2001-
                                                       2002) of Thunderbird (American
                                                       Graduate School of
                                                       International Management),
                                                       Glendale, AZ.
-------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart          Trustee    4/00-Present   Corporate Vice President and    73                   N/A
 151 Detroit Street                                    General Manager of MKS
 Denver, CO 80206                                      Instruments - HPS Products,
 DOB: 1944                                             Boulder, CO (a manufacturer of
                                                       vacuum fittings and valves).
-------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger         Trustee    4/00-Present   Private investor and            73                   N/A
 151 Detroit Street                                    Consultant to California
 Denver, CO 80206                                      Planned Unit Developments
 DOB: 1938                                             (since 1994). Formerly, CEO
                                                       and President of Marwal, Inc.
                                                       (homeowner association
                                                       management company).
-------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf               Trustee    11/05-Present  Retired. Formerly, Chairman     73                   Director of Wal-
 151 Detroit Street                                    and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                      Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                             (advertising agency) (2001-                          History (Chicago,
                                                       2005).                                               IL), Children's
                                                                                                            Memorial Hospital
                                                                                                            (Chicago, IL),
                                                                                                            Chicago Council on
                                                                                                            Global Affairs, and
                                                                                                            InnerWorkings (U.S.
                                                                                                            provider of print
                                                                                                            procurement
                                                                                                            solutions).
-------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH FUNDS          TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Craig Jacobson               Executive Vice President and Co-   4/07-Present      Portfolio Manager for other Janus accounts
 151 Detroit Street           Portfolio Manager                                    and Research Analyst for Janus Capital.
 Denver, CO 80206             Janus Institutional Money Market
 DOB: 1970                    Fund and Janus Institutional
                              Government Money Market Fund
------------------------------------------------------------------------------------------------------------------------------
 J. Eric Thorderson           Executive Vice President and Co-   2/07-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Janus Institutional Money Market
 DOB: 1961                    Fund and Janus
                              Institutional Government Money
                              Market Fund
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie Grauerholz-        Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Lofton                       Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and                                         Officer of Janus Capital, Janus
 Denver, CO 80206             Anti-Money Laundering Officer                        Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         Chief Compliance Officer of Bay Isle
                                                                                   Financial LLC; and Vice President of INTECH
                                                                                   Investment Management LLC. Formerly, Chief
                                                                                   Compliance Officer of INTECH Investment
                                                                                   Management LLC (formerly named Enhanced
                                                                                   Investment Technologies, LLC) (2003-2005);
                                                                                   Vice President of Janus Capital (2000-
                                                                                   2005), and Janus Services LLC (2004-2005);
                                                                                   and Assistant Vice President of Janus
                                                                                   Services LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------




 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Fund's objective(s), policies, and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:




-----------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER OF
                                                                                                    MEETINGS HELD
                                                                     MEMBERS                        DURING LAST
                              FUNCTIONS                              (INDEPENDENT TRUSTEES)         FISCAL YEAR
-----------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE              Reviews the financial reporting        Jerome S. Contro (Chair)             4
                              process, the system of internal        John W. McCarter, Jr.
                              controls over financial reporting,     Dennis B. Mullen
                              disclosure controls and procedures,
                              Form N-CSR filings, and the audit
                              process. The Committee's review of
                              the audit process includes, among
                              other things, the appointment,
                              compensation, and oversight of the
                              auditors and pre-approval of all
                              audit and nonaudit services.
-----------------------------------------------------------------------------------------------------------------

 BROKERAGE COMMITTEE          Reviews and makes recommendations      James T. Rothe (Chair)               4
                              regarding matters related to the       Jerome S. Contro
                              Trust's use of brokerage commissions   Martin H. Waldinger
                              and placement of portfolio
                              transactions.
-----------------------------------------------------------------------------------------------------------------

 INVESTMENT OVERSIGHT         Oversees the investment activities     Dennis B. Mullen (Chair)             5
 COMMITTEE                    of the Trust's non-money market        Jerome S. Contro
                              funds.                                 William F. McCalpin
                                                                     John W. McCarter, Jr.
                                                                     James T. Rothe
                                                                     William D. Stewart
                                                                     Martin H. Waldinger
                                                                     Linda S. Wolf
-----------------------------------------------------------------------------------------------------------------

 LEGAL AND REGULATORY         Oversees compliance with various       Linda S. Wolf (Chair)                12
 COMMITTEE                    procedures adopted by the Trust,       William F. McCalpin
                              reviews registration statements on     William D. Stewart
                              Form N-1A, oversees the
                              implementation and administration of
                              the Trust's Proxy Voting Guidelines.
-----------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE       Reviews various matters related to     Jerome S. Contro (Chair)             4
                              the operations of the Janus money      James T. Rothe
                              market funds, including compliance     Martin H. Waldinger
                              with their Money Market Fund
                              Procedures.
-----------------------------------------------------------------------------------------------------------------
 NOMINATING AND               Identifies and recommends              John W. McCarter, Jr.                6
 GOVERNANCE COMMITTEE         individuals for election as Trustee,   (Chair)
                              consults with Management in planning   William F. McCalpin
                              Trustee meetings, and oversees the     Dennis B. Mullen
                              administration of, and ensures
                              compliance with, the Trust's
                              Governance Procedures and
                              Guidelines.
-----------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE            Determines a fair value of             William D. Stewart (Chair)           17
                              securities for which market            James T. Rothe
                              quotations are not readily available   Linda S. Wolf
                              or are deemed not to be reliable,
                              pursuant to procedures adopted by
                              the Trustees.
-----------------------------------------------------------------------------------------------------------------


  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred fee agreement that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Funds described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2007.



---------------------------------------------------------------------------------------------------------------------
                                                                   AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                               DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE               SECURITIES IN THE FUND              TRUSTEE IN JANUS FUNDS
---------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
 William F. McCalpin           None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.         None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen              None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 James T. Rothe                None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 William D. Stewart            None                                Over $100,000
---------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger           None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf                 None                                Over $100,000(1)
---------------------------------------------------------------------------------------------------------------------



(1) Ownership shown includes amounts held under a deferred fee agreement or similar plan that are valued based on "shadow investments" in one or more funds.

  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Funds' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.


  The following table shows the aggregate compensation paid to each Independent Trustee by the Funds described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Funds or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").



                                                         Aggregate Compensation            Total Compensation
                                                           from the Funds for           from the Janus Funds for
                                                            fiscal year ended              calendar year ended
Name of Person, Position                                      July 31, 2008              December 31, 2007(1)(2)
----------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                   $27,357                        $284,000
  Jerome S. Contro, Trustee                                      $23,719                        $289,000
  John W. McCarter, Jr., Trustee                                 $23,322                        $279,000
  Dennis B. Mullen, Trustee(4)(5)                                $28,754                        $464,762
  James T. Rothe, Trustee                                        $23,462                        $283,000
  William D. Stewart, Trustee(5)                                 $25,462                        $312,000
  Martin H. Waldinger, Trustee                                   $21,824                        $279,000
  Linda S. Wolf, Trustee                                         $23,526                        $277,000





(1) For all Trustees, except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 75 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (16 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


(2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts with appreciation/depreciation for the period shown are as follows:
    Jerome S. Contro $291,961; Dennis B. Mullen $413,066; Martin H. Waldinger $70,589; and Linda S. Wolf $70,029.


(3) For the fiscal period January 1, 2008 to July 31, 2008, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes compensation for service as a Trustee on the boards of three Janus trusts.


(4) For the fiscal period August 1, 2007 to December 31, 2007, Aggregate Compensation received from the Funds includes additional compensation paid for service as Independent Chairman of the Board of Trustees. For the calendar year ended December 31, 2007, Total Compensation includes additional compensation for service as Independent Chairman of the Board of Trustees.

(5) Total compensation received from the Janus Funds includes the following additional compensation for preparation and participation in depositions related to excessive fee litigation: Dennis B. Mullen $10,000; and William
    D. Stewart $10,000.

PURCHASE OF SHARES
--------------------------------------------------------------------------------



  Service Shares of the Funds can be purchased only through banks and other financial institutions ("Financial Institutions") in connection with trust accounts, cash management programs, and similar programs provided to their customers. Not all Financial Institutions offer Service Shares. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf, and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Funds when authorized organizations, their agents, or affiliates transmit the order to a Fund within contractually specified periods. Each Fund is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Your Financial Institution may charge you a separate or additional fee for purchases of Shares. Your Financial Institution, plan documents, or the Funds' Prospectus will provide you with detailed information about investing in the Funds.


  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that financial intermediaries have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.


  In order to receive a day's dividend, your purchase request for any class of Shares must be received in good order by 5:00 p.m. (New York time) on a bank business day (a day when both the New York Stock Exchange ("NYSE") and Federal Reserve Banks are open). Institutional Money Market Fund reserves the right to remain open on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.



  Service Shares of the Funds are purchased at the NAV per share as determined as of 5:00 p.m. (New York time) on a bank business day, after a purchase order is received in good order by the Funds or their authorized agents.

REDEMPTION OF SHARES
--------------------------------------------------------------------------------


  Redemptions, like purchases, may generally be effected through certain Financial Institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents, or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.

  Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, as part of liquidating a Fund, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.


  The Funds reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.




  The United States Department of the Treasury (the "Treasury Department"), through the Exchange Stabilization Fund, has established a Temporary Guarantee Program for the money market mutual funds (the "Program"). The Board of Trustees of the Janus funds has approved the participation of each Janus money market fund, including Institutional Money Market Fund and Institutional Government Money Market Fund, in the Program through December 18, 2008. For additional details, please see the Funds' prospectus as may be supplemented.



  The Treasury Department contemplates that the Program will operate in conjunction with other shareholder protections provided in the 1940 Act and the rules and regulations thereunder.

DIVIDENDS AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Funds. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Funds.

  Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays, and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday, or holiday, dividends for those days are distributed at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a bank business day (a day when both the NYSE and the Federal Reserve Banks are open) will receive that day's dividend if the purchase is effected as of or prior to 5:00 p.m. (New York time). Otherwise, such Shares will begin to accrue dividends on the first bank business day following receipt of the order.


  Requests for redemption of Shares will be redeemed as of the next determined NAV. Redemption requests made by wire that are received prior to 5:00 p.m. (New York time) on a bank business day will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received. Closing times for purchase and redemption of Shares may be changed for days on which the bond markets or the NYSE close early. Institutional Money Market Fund reserves the right to accept redemption requests on days when the Federal Reserve Banks are open but the NYSE is closed (e.g., Good Friday). Institutional Government Money Market Fund reserves the right and intends to close in conjunction with the closure of the bond markets (i.e., when the bond markets are closed or close early), unless Janus Capital determines that the Fund should remain open based on existing conditions in the bond markets.


  Unless otherwise instructed, all income dividends on a Fund's Shares are reinvested automatically in additional shares of the same class of Shares of the Fund at the NAV determined on the record date.


  Distributions for all of the Funds are taxable income and are subject to federal income tax (except for shareholders exempt from income tax and except for Shares held in a qualified retirement account), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year.



  The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. Accordingly, each Fund will invest no more than 25% of its total assets in a single issuer (other than U.S. Government securities). If a Fund failed to qualify as a regulated investment company in any taxable year, the Fund may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Funds could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. Because the Funds are money market funds, they do not anticipate distributing capital gains or qualified dividend income.


  Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security, or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a Fund.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  As of November 4, 2008, the officers and Trustees as a group did not own outstanding Shares of either Fund. As of November 4, 2008, the percentage ownership of any entity owning 5% or more of the outstanding Shares of a Fund is listed below. To the best knowledge of the Trust, as of November 4, 2008, no other person owned beneficially more than 5% of the outstanding Shares of a Fund, and no other person beneficially owned 25% or more of the outstanding Shares of a Fund, except as shown. To the best knowledge of the Trust, other entities shown as owning more than 25% of the outstanding Shares of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.



Name of Fund and Class                Shareholder and Address of Record                         Percentage of Ownership
-----------------------------------------------------------------------------------------------------------------------
Institutional Money Market Fund       Hare & Co.                                                         61.08%
  Service Shares                      The Bank Of New York
                                      East Syracuse, NY

                                      EGAP & Co.                                                         35.28%
                                      Chittenden Trust Company
                                      Burlington, VT

Institutional Government Money        EGAP & Co.                                                         76.14%
  Market Fund Service Shares          Chittenden Trust Company
                                      Burlington, VT

                                      Wells Fargo Brokerage Services LLC                                 23.86%
                                      Minneapolis, MN



MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on March 24, 2000. As of the date of this SAI, the Trust offers 30 series of shares, known as "Funds." Twenty Funds consist of five classes of shares (Class A, Class C, Class I, Class R, and Class S Shares). Two Funds consist of five classes of shares (Institutional, Premium, Primary, Select, and Service Shares). Six Funds consist of four classes of shares (Class A, Class C, Class I, and Class S Shares). One Fund consists of three classes of shares (Class A, Class C, and Class S Shares). One Fund consists of two classes of shares (Institutional and Premium Shares). Additional series and/or classes may be created from time to time. Class S Shares (formerly named Class I Shares) is the initial class of shares.


  The Funds discussed in this SAI (listed below) were formed from the reorganization of the corresponding Fund (Institutional Shares and Service Shares) of Janus Investment Fund into the Funds on February 23, 2007.

PREDECESSOR FUND
(EACH A FUND OF JANUS INVESTMENT FUND)                                    FUND
--------------------------------------                                    ----
Janus Money Market Fund - Institutional Shares & Service Shares           Janus Institutional Money Market Fund - Institutional
                                                                            Shares & Service Shares
Janus Government Money Market Fund - Institutional Shares & Service       Janus Institutional Government Money Market
  Shares                                                                    Fund - Institutional Shares & Service Shares


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

  Delaware law and the Amended and Restated Trust Instrument of the Trust generally provide that shareholders are not personally liable for acts, omissions, liabilities, or obligations of the Trust, of any kind.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the Shares of the same class of that Fund, and in residual assets of that class of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or subscription rights.

  The Funds discussed in this SAI offer five classes of shares. The Shares discussed in this SAI are offered only through banks and other financial institutions in connection with trust accounts, cash management programs, and similar programs provided to their customers.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or if that Fund's or class' interest in the matter differs from the interest of other Funds or classes of the Trust. A shareholder is entitled to one vote for each share held and fractional votes for fractional shares held.


  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Fund shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Funds will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS

  The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on November 22, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each share held and fractional votes for fractional shares held. Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Fund, audits the Fund's annual financial statements and compiles its tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT




  The following audited financial statements for the period ended July 31, 2008 are hereby incorporated into this SAI by reference to the Annual Report dated July 31, 2008.



  Schedules of Investments as of July 31, 2008



  Statements of Assets and Liabilities as of July 31, 2008



  Statements of Operations for the period ended July 31, 2008


  Statements of Changes in Net Assets for the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


DESCRIPTION OF SECURITIES RATINGS


STANDARD & POOR'S, MOODY'S, AND FITCH, INC.


  MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

  The two highest ratings of Standard & Poor's Ratings Service ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

  The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2, or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

  SHORT-TERM MUNICIPAL LOANS

  S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

  Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

  OTHER SHORT-TERM DEBT SECURITIES

  Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2, and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH, INC.


  SHORT-TERM BOND RATING     EXPLANATION
  ---------------------------------------------------------------------------------------

  F-1+.....................  Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of
                             assurance for timely payment.

  F-1......................  Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

  F-2......................  Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but
                             the margin of safety is not as great as the F-1+ and F-1
                             ratings.

APPENDIX B
--------------------------------------------------------------------------------


DESCRIPTION OF MUNICIPAL SECURITIES

  MUNICIPAL NOTES generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

  1. Project Notes, which carry a U.S. Government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

  2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

  3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs.

  4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

  5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae.

  6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.


  MUNICIPAL BONDS, which meet longer-term capital needs and generally have maturities of more than one year when issued, have three principal classifications:


  1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

  2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds such as public housing or redevelopment authorities, and special districts such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

  In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (refer to 3 below).

  3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

  While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Internal Revenue Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Internal Revenue Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities, and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Internal Revenue Code for tax-exempt financing are expected to become increasingly limited.

  Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

  OTHER MUNICIPAL OBLIGATIONS, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Funds will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectuses.

  Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.

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                                                                              39

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40

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

                   (JANUS LOGO)

                              www.janusintech.com/cash

                              151 Detroit Street
                              Denver, Colorado 80206-4805
                              1-877-335-2687

                              JANUS ADVISER SERIES

                           PART C - OTHER INFORMATION

ITEM 23. Exhibits

     Exhibit 1  (a)       Trust Instrument, dated March 22, 2000, is
                          incorporated by reference to Registrant's Registration
                          Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4,
                          2000.

                (b) Form of Amendment to Trust Instrument is incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                (c) Form of Second Amendment to Trust Instrument, dated September 30, 2001, is incorporated by reference to
                          Exhibit 1(c) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                (d) Third Amendment to Trust Instrument, dated June 18, 2002, is incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                (e) Fourth Amendment to Trust Instrument, dated September 18, 2002, is incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

                (f) Fifth Amendment to Trust Instrument, dated October 14, 2002, is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                (g) Sixth Amendment to Trust Instrument, dated December 10, 2002, is incorporated by reference to Exhibit 1(g) to Post- Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                (h) Seventh Amendment to Trust Instrument, dated March 18, 2003, filed as Exhibit 1(h) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No.333-33978), has been withdrawn.

                (i) Amended and Restated Trust Instrument, dated March 18, 2003, is incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 12, filed April 3, 2003 (File No. 333-33978).

                (j) First Amendment to Amended and Restated Trust Instrument, dated June 2, 2003, filed as Exhibit 1(j) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978), has been withdrawn.

                (k) First Amendment to Amended and Restated Trust Instrument, dated June 2, 2003, is incorporated by reference to Exhibit 1(k) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (l) Form of Second Amendment to Amended and Restated Trust Instrument, dated September 16, 2003, is incorporated by reference to Exhibit 1(l) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (m) Third Amendment to Amended and Restated Trust Instrument, dated July 14, 2004, is incorporated by reference to Exhibit 1(m) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (n) Fourth Amendment to Amended and Restated Trust Instrument, dated February 9, 2005, is incorporated by reference to Exhibit 1(n) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (o) Fifth Amendment to Amended and Restated Trust Instrument, dated March 22, 2005, is incorporated by reference to Exhibit 1(o) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (p) Form of Sixth Amendment to Amended and Restated Trust Instrument, dated September 6, 2005, is incorporated by reference to Exhibit 1(p) to Post-Effective Amendment No. 24, filed October 14, 2005 (File No. 333-33978).

                (q) Seventh Amendment to Amended and Restated Trust Instrument, dated September 20, 2005, is incorporated by reference to Exhibit 1(q) to Post-Effective Amendment No. 25, filed November 25, 2005 (File No. 333-33978).

                (r) Eighth Amendment to Amended and Restated Trust Instrument, dated December 6, 2005, is incorporated by reference to Exhibit 1(r) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

                (s) Ninth Amendment to Amended and Restated Trust Instrument, dated February 21, 2006, is incorporated by reference to Exhibit 1(s) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (t) Tenth Amendment to Amended and Restated Trust Instrument, dated April 18, 2006, is incorporated by reference to Exhibit 1(t) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (u) Eleventh Amendment to Amended and Restated Trust Instrument, dated September 6, 2006, is incorporated by reference to Exhibit 1(u) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

                (v) Twelfth Amendment to Amended and Restated Trust Instrument, dated October 6, 2006, is incorporated by reference to Exhibit 1(v) to Post-Effective Amendment No. 36, filed December 8, 2006 (File No. 333-33978).

                (w) Form of Thirteenth Amendment to Amended and Restated Trust Instrument is incorporated by reference to
                          Exhibit 1(w) to Post-Effective Amendment No. 37, filed February 15, 2007 (File No. 333-33978).

                (x) Fourteenth Amendment to Amended and Restated Trust Instrument, dated February 2, 2007, is incorporated by reference to Exhibit 1(x) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

                (y) Fifteenth Amendment to Amended and Restated Trust Instrument, dated September 6, 2007, is incorporated by reference to Exhibit 1(y) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

                (z) Sixteenth Amendment to Amended and Restated Trust Instrument, dated March 14, 2008, is incorporated by reference to Exhibit 1(z) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

                (aa) Seventeenth Amendment to Amended and Restated Trust Instrument, dated June 18, 2008, is incorporated by reference to Exhibit 1(aa) to Post-Effective Amendment No. 47, filed September 3, 2008 (Filed No. 333-33978).

     Exhibit 2  (a)       Bylaws are incorporated herein by reference to
                          Registrant's Registration Statement (File No.
                          333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (b) First Amendment to Bylaws, dated September 18, 2002, is incorporated by reference to Exhibit 2(b) to Post-Effective Amendment No. 6, filed September 26, 2002 (File No. 333-33978).

                (c) Second Amendment to Bylaws, dated March 16, 2004, is incorporated by reference to Exhibit 2(c) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (d) Third Amendment to Bylaws, dated December 2, 2004, is incorporated by reference to Exhibit 2(d) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (e) Fourth Amendment to Bylaws, dated March 22, 2005, is incorporated by reference to Exhibit 2(e) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

     Exhibit 3            Not Applicable

     Exhibit 4  (a)       Form of Investment Advisory Agreement for Growth Fund
                          is incorporated by reference to Registrant's
                          Registration Statement (File No. 333-33978) on Form
                          N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (b) Form of Investment Advisory Agreement for Aggressive Growth Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (c) Form of Investment Advisory Agreement for Capital Appreciation Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (d) Form of Investment Advisory Agreement for Balanced Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (e) Form of Investment Advisory Agreement for Equity Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (f) Form of Investment Advisory Agreement for Growth and Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (g) Form of Investment Advisory Agreement for Strategic Value Fund filed in Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000, has been withdrawn.

                (h) Form of Investment Advisory Agreement for International Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (i) Form of Investment Advisory Agreement for Worldwide Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (j) Form of Investment Advisory Agreement for Flexible Income Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (k) Form of Investment Advisory Agreement for Money Market Fund is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (l) Form of Investment Advisory Agreement for Global Value Fund is incorporated by reference to Exhibit 4(l) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                (m) Form of First Amendment to Investment Advisory Agreement for Core Equity Fund, dated September 30, 2001, is incorporated by reference to Exhibit 4(m) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                (n) Form of Investment Advisory Agreement for Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund and Worldwide Fund is incorporated by reference to Exhibit 4(n) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                (o) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus Capital Management LLC, dated April 1, 2002, is incorporated by reference to Exhibit 4(o) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                (p) Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(p) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                (q) Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to
                          Exhibit 4(q) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                (r) Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(r) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                (s) Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to
                          Exhibit 4(s) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                (t) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 4(t) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                (u) Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 4(u) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978).

                (v) Form of Investment Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(v) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                (w) Form of Sub-Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(w) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                (x) Form of Investment Advisory Agreement for Janus Adviser High-Yield Fund filed as Exhibit 4(x) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-33978), has been withdrawn.

                (y) Form of Sub-Advisory Agreement for Perkins, Wolf, McDonnell and Company, LLC for Janus Adviser Mid Cap Value Fund (post-acquisition version) is incorporated by reference to Exhibit 4(y) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                (z) Amendment to Investment Advisory Agreement for Janus Adviser Aggressive Growth Fund, dated June 2, 2003, is incorporated by reference to Exhibit 4(z) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                (aa) Form of Amendment to Investment Advisory Agreement for Janus Adviser International Fund, dated June 2, 2003, is incorporated by reference to Exhibit 4(aa) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                (bb) Form of Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(bb) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (cc) Form of Amendment to Investment Advisory Agreement for Janus Adviser International Value Fund is incorporated by reference to Exhibit 4(cc) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (dd) Form of Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(dd) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (ee) Form of Amendment to Investment Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(ee) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (ff) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Growth Fund is incorporated by reference to Exhibit 4(ff) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (gg) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Large Cap Core Fund is incorporated by reference to Exhibit 4(gg) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (hh) Form of Amendment to Sub-Advisory Agreement for Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 4(hh) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (ii) Investment Advisory Agreement for Janus Adviser Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ii) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (jj) Investment Advisory Agreement for Janus Adviser Capital Appreciation Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(jj) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (kk) Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(kk) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (ll) Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ll) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (mm) Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(mm) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (nn) Investment Advisory Agreement for Janus Adviser Balanced Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(nn) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (oo) Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(oo) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (pp) Investment Advisory Agreement for Janus Adviser International Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(pp) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (qq) Investment Advisory Agreement for Janus Adviser Foreign Stock Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(qq) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (rr) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(rr) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (ss) Investment Advisory Agreement for Janus Adviser Small Company Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ss) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (tt) Investment Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(tt) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (uu) Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(uu) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (vv) Investment Advisory Agreement for Janus Adviser Flexible Income Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(vv) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (ww) Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(ww) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (xx) Sub-Advisory Agreement for Janus Adviser Small Company Value Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(xx) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (yy) Sub-Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(yy) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (zz) Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated July 1, 2004, is incorporated by reference to Exhibit 4(zz) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (aaa) Amendment to Investment Advisory Agreement for Janus Adviser Growth Fund, dated February 28, 2005, is incorporated by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (bbb) Amendment to Investment Advisory Agreement for Janus Adviser Capital Appreciation Fund, dated February 28, 2005, is incorporated by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (ccc) Amendment to Investment Advisory Agreement for Janus Adviser Flexible Income Fund, dated February 28, 2005, is incorporated by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (ddd) Investment Advisory Agreement for Janus Adviser Orion Fund, dated March 22, 2005, is incorporated by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (eee) Investment Advisory Agreement for Janus Adviser Small-Mid Growth Fund, dated March 22, 2005, is incorporated by reference to Exhibit 4(eee) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (fff) Investment Advisory Agreement for Janus Adviser Contrarian Fund, dated March 22, 2005, is incorporated by reference to Exhibit 4(fff) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (ggg) Investment Advisory Agreement for Janus Adviser High-Yield Fund, dated March 22, 2005, is incorporated by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (hhh) Form of Investment Advisory Agreement for Janus Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 4(hhh) to Post-Effective Amendment No. 24, filed October 14, 2005 (File No. 333-33978).

                (iii) Form of Sub-Advisory Agreement for Janus Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 4(iii) to Post-Effective Amendment No. 24, filed October 14, 2005 (File No. 333-33978).

                (jjj) Form of Investment Advisory Agreement for Janus Adviser Long/Short Fund is incorporated by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

                (kkk) Investment Advisory Agreement for Janus Adviser Long/Short Fund is incorporated by reference to
                          Exhibit 4(kkk) to Post-Effective Amendment No. 33, filed July 31, 2006 (File No. 333-33978).

                (lll) Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated January 1, 2006, is incorporated by reference to Exhibit 4(lll) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (mmm) Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated January 1, 2006, is incorporated by reference to Exhibit 4(mmm) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (nnn) Investment Advisory Agreement for Janus Adviser Balanced Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(nnn) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (ooo) Investment Advisory Agreement for Janus Adviser Contrarian Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(ooo) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (ppp) Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(ppp) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (qqq) Investment Advisory Agreement for Janus Adviser Flexible Bond Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (rrr) Investment Advisory Agreement for Janus Adviser Forty Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(rrr) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (sss) Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(sss) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (ttt) Investment Advisory Agreement for Janus Adviser High-Yield Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(ttt) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (uuu) Investment Advisory Agreement for Janus Adviser International Growth Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (vvv) Investment Advisory Agreement for Janus Adviser Large Cap Growth Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (www) Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(www) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (xxx) Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(xxx) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (yyy) Investment Advisory Agreement for Janus Adviser Money Market Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (zzz) Investment Advisory Agreement for Janus Adviser Orion Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(zzz) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (aaaa) Investment Advisory Agreement for Janus Adviser Small-Mid Growth Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (bbbb) Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated February 1, 2006, is incorporated by reference to Exhibit 4(bbbb) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (cccc) Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (dddd) Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (eeee) Amendment to Investment Advisory Agreement for Janus Adviser Risk-Managed Value Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(eeee) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (ffff) Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Core Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (gggg) Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Growth Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (hhhh) Amendment to Sub-Advisory Agreement for Janus Adviser Risk-Managed Value Fund, dated February 28, 2006, is incorporated by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (iiii) Amendment to Investment Advisory Agreement for Janus Adviser Balanced Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(iiii) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (jjjj) Amendment to Investment Advisory Agreement for Janus Adviser Contrarian Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(jjjj) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (kkkk) Amendment to Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(kkkk) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (llll) Amendment to Investment Advisory Agreement for Janus Adviser Flexible Bond Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(llll) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (mmmm) Amendment to Investment Advisory Agreement for Janus Adviser Forty Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(mmmm) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (nnnn) Amendment to Investment Advisory Agreement for Janus Adviser Growth and Income Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (oooo) Amendment to Investment Advisory Agreement for Janus Adviser High-Yield Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(oooo) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (pppp) Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Core Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(pppp) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (qqqq) Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(qqqq) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (rrrr) Amendment to Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed Value Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(rrrr) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (ssss) Amendment to Investment Advisory Agreement for Janus Adviser International Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(ssss) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (tttt) Amendment to Investment Advisory Agreement for Janus Adviser Large Cap Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(tttt) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (uuuu) Amendment to Investment Advisory Agreement for Janus Adviser Mid Cap Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(uuuu) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (vvvv) Amendment to Investment Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(vvvv) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (wwww) Amendment to Investment Advisory Agreement for Janus Adviser Money Market Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (xxxx) Amendment to Investment Advisory Agreement for Janus Adviser Orion Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (yyyy) Amendment to Investment Advisory Agreement for Janus Adviser Small Company Value Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(yyyy) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (zzzz) Amendment to Investment Advisory Agreement for Janus Adviser Small-Mid Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(zzzz) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (aaaaa) Amendment to Investment Advisory Agreement for Janus Adviser Worldwide Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(aaaaa) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (bbbbb) Amendment to Sub-Advisory Agreement for Janus Adviser Mid Cap Value Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(bbbbb) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (ccccc) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Growth Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (ddddd) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Value Fund, dated June 14, 2006, is incorporated by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (eeeee) Amendment to Investment Advisory Agreement for Janus Adviser Core Equity Fund, dated June 30, 2006, is incorporated by reference to Exhibit 4(eeeee) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (fffff) Form of Investment Advisory Agreement for Janus Adviser International Equity Fund is incorporated by reference to Exhibit 4(fffff) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (ggggg) Form of Investment Advisory Agreement is incorporated by reference to Exhibit 4(ggggg) to Post-Effective Amendment No. 36, filed December 8, 2006 (File No. 333-33978).

                (hhhhh) Form of Investment Advisory Agreement for Janus Adviser Floating Rate High Income Fund is incorporated by reference to Exhibit 4(hhhhh) to Post-Effective Amendment No. 37, filed February 15, 2007 (File No. 333-33978).

                (iiiii) Form of Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed International Fund is incorporated by reference to Exhibit 4(iiiii) to Post-Effective Amendment No. 37, filed February 15, 2007 (File No. 333-33978).

                (jjjjj) Form of Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed International Fund is incorporated by reference to Exhibit 4(jjjjj) to Post-Effective Amendment No. 37, filed February 15, 2007 (File No. 333-33978).

                (kkkkk) Investment Advisory Agreement for Janus Institutional Cash Management Fund, dated February 23, 2007, is incorporated by reference to Exhibit 4(kkkkk) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (lllll) Investment Advisory Agreement for Janus Institutional Government Money Market Fund, dated February 23, 2007, is incorporated by reference to Exhibit 4(lllll) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (mmmmm) Investment Advisory Agreement for Janus Institutional Money Market Fund, dated February 23, 2007, is incorporated by reference to Exhibit 4(mmmmm) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (nnnnn) Investment Advisory Agreement for Janus Adviser Floating Rate High Income Fund, dated March 16, 2007, is incorporated by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

                (ooooo) Investment Advisory Agreement for Janus Adviser INTECH Risk-Managed International Fund, dated March 16, 2007, is incorporated by reference to Exhibit 4(ooooo) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

                (ppppp) Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed International Fund, dated March 16, 2007, is incorporated by reference to Exhibit 4(ppppp) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

                (qqqqq) Investment Advisory Agreement for Janus Adviser Global Research Fund, dated November 28, 2007, is incorporated by reference to Exhibit 4(qqqqq) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

                (rrrrr) Investment Advisory Agreement for Janus Adviser Global Real Estate Fund, dated November 28, 2007, is incorporated by reference to Exhibit 4(rrrrr) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

                (sssss) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Core Fund, dated January 1, 2008, is incorporated by reference to Exhibit 4(sssss) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

                (ttttt) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Growth Fund, dated January 1, 2008, is incorporated by reference to Exhibit 4(ttttt) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

                (uuuuu) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed International Fund, dated January 1, 2008, is incorporated by reference to Exhibit 4(uuuuu) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

                (vvvvv) Amendment to Sub-Advisory Agreement for Janus Adviser INTECH Risk-Managed Value Fund, dated January 1, 2008, is incorporated by reference to Exhibit 4(vvvvv) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

                (wwwww) Investment Advisory Agreement for Janus Adviser International Forty Fund, dated May 30, 2008, is incorporated by reference to Exhibit 4(wwwww) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

                (xxxxx) Investment Advisory Agreement for Janus Adviser Modular Portfolio Construction Fund, dated September 3, 2008, is incorporated by reference to Exhibit 4(xxxxx) to Post-Effective Amendment No. 47, filed September 3, 2008 (File No. 333-33978).

                (yyyyy) Form of Investment Advisory Agreement for Janus Adviser Perkins Large Cap Value Fund is to be filed by Amendment.

                (zzzzz) Form of Sub-Advisory Agreement for Janus Adviser Perkins Large Cap Value Fund is to be filed by Amendment.

     Exhibit 5  (a)       Form of Distribution Agreement between Janus Adviser
                          Series and Janus Distributors, Inc. is incorporated by reference to Registrant's Registration Statement (File
                          No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (b) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002, is incorporated by reference to
                          Exhibit 5(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                (c) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit 5(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                (d) Form of Amended and Restated Distribution and Shareholder Servicing Plan between Janus Adviser Series and Janus Distributors LLC filed as Exhibit 5(d) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978), has been withdrawn.

                (e) Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC, dated July 14, 2004, is incorporated by reference to Exhibit 5(e) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (f) Form of Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit 5(f) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (g) Amendment to Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC, dated June 14, 2006, is incorporated by reference to Exhibit 5(g) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (h) Form of Amended and Restated Distribution Agreement between Janus Adviser Series and Janus Distributors LLC is incorporated by reference to Exhibit 5(h) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (i) Amendment to the Amended and Restated Distribution Agreement between Janus Distributors LLC and Janus Adviser Series, dated December 14, 2007, is incorporated by reference to Exhibit 5(i) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

     Exhibit 6            Not Applicable

     Exhibit 7  (a)       Form of Custodian Agreement between Janus Adviser
                          Series and State Street Bank and Trust Company is incorporated by reference to Exhibit 7(a) to Pre-Effective Amendment No. 1, filed on June 12, 2000
                          (File No. 333-33978).

                (b) Form of Global Custody Services Agreement between Janus Adviser Series, on behalf of Janus Adviser Money Market Fund and Citibank, N.A is incorporated by reference to Exhibit 7(b) to Pre-Effective Amendment No. 1, filed on June 12, 2000 (File No. 333-33978).

                (c) Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(c) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                (d) Form of Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A., dated December 5, 2000, is incorporated by reference to Exhibit 7(d) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                (e) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(e) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                (f) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated by reference to Exhibit 7(f) to Post-Effective Amendment No. 1, filed December 19, 2000 (File No. 333-33978).

                (g) Form of Letter Agreement with State Street Bank and Trust is incorporated by reference to Exhibit 7(g) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                (h) Form of Letter Agreement with State Street Bank and Trust Company, dated September 30, 2001, is incorporated by reference to Exhibit 7(h) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978).

                (i) Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust is incorporated by reference to Exhibit 7(i) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                (j) Form of Letter Agreement with State Street Bank and Trust Company, dated December 31, 2002, is incorporated by reference to Exhibit 7(j) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                (k) Form of Letter Agreement with State Street Bank and Trust Company, dated December 31, 2002, is incorporated by reference to Exhibit 7(k) to Post-Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                (l) Form of Letter Agreement with State Street Bank and Trust Company, dated March 21, 2003, is incorporated by reference to Exhibit 7(l) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                (m) Form of Letter Agreement with State Street Bank and Trust Company, dated June 2, 2003, filed as Exhibit 7(m) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-33978), has been withdrawn.

                (n) Form of Letter Agreement with regard to Janus Adviser Mid Cap Growth Fund, with State Street Bank and Trust Company, dated June 2, 2003, is incorporated by reference to Exhibit 7(n) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                (o) Form of Letter Agreement with regard to Janus Adviser International Growth Fund, with State Street Bank and Trust Company, dated June 2, 2003, is incorporated by reference to Exhibit 7(o) to Post-Effective Amendment No. 14, filed May 30, 2003 (File No. 333-33978).

                (p) Form of Letter Agreement with regard to Janus Adviser Risk-Managed Growth Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(p) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (q) Form of Letter Agreement with regard to Janus Adviser Foreign Stock Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(q) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (r) Form of Letter Agreement with regard to Janus Adviser Risk-Managed Core Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(r) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (s) Form of Letter Agreement with regard to Janus Adviser Small Company Value Fund, with State Street Bank and Trust Company, dated November 28, 2003, is incorporated by reference to Exhibit 7(s) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (t) Amendment to Custodian Contract, dated January 21, 2005, between Janus Adviser Series, on behalf of its Portfolios, and State Street Bank and Trust Company, is incorporated by reference to Exhibit 7(t) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (u) Letter Agreement with regard to Janus Adviser Growth Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to
                          Exhibit 7(u) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (v) Letter Agreement with regard to Janus Adviser Capital Appreciation Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to Exhibit 7(v) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (w) Letter Agreement with regard to Janus Adviser Flexible Income Fund, with State Street Bank and Trust Company, dated February 22, 2005, is incorporated by reference to Exhibit 7(w) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (x) Form of Letter Agreement, dated March 22, 2005, regarding State Street Bank and Trust Company Custodian Contract is incorporated by reference to
                          Exhibit 7(x) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (y) Amended and Restated Custodian Contract between Janus Adviser Series and State Street Bank and Trust Company, dated August 1, 2005, is incorporated by reference to Exhibit 7(y) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (z) Form of Letter Agreement with regard to Janus Adviser Risk-Managed Value Fund, with State Street Bank and Trust Company, dated December 16, 2005, is incorporated by reference to Exhibit 7(z) to Post-Effective Amendment No. 26, filed on December 30, 2005 (File No. 333-33978).

                (aa) Form of Letter Agreement with regard to Janus Adviser Long/Short Fund with State Street Bank and Trust Company is incorporated by reference to Exhibit 7(aa) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

                (bb) Letter Agreement with regard to Janus Adviser Risk-Managed Core Fund, Janus Adviser Risk-Managed Growth Fund, and Janus Adviser Risk-Managed Value Fund with State Street Bank and Trust Company, dated February 21, 2006, is incorporated by reference to
                          Exhibit 7(bb) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (cc) Letter Agreement with regard to Janus Adviser Core Equity Fund with State Street Bank and Trust Company, dated April 18, 2006, is incorporated by reference to
                          Exhibit 7(cc) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (dd) Form of Letter Agreement with regard to Janus Adviser International Equity Fund with State Street Bank and Trust Company, dated September 6, 2006, is incorporated by reference to Exhibit 7(dd) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

                (ee) Form of Amendment to Subcustodian Contract, dated February 23, 2007, between Citibank, N.A., certain Mutual Funds Advised or Subadvised by Janus Capital Management LLC, and State Street Bank and Trust Company is incorporated by reference to Exhibit 7(ee) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (ff) Form of Letter Agreement with regard to Janus Institutional Cash Management Fund, Janus Institutional Money Market Fund, and Janus Institutional Government Money Market Fund with Citibank, N.A. is incorporated by reference to Exhibit 7(ff) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (gg) Form of Letter Agreement with regard to Janus Adviser Floating Rate High Income Fund and Janus Adviser INTECH Risk-Managed International Fund with State Street Bank and Trust Company is incorporated by reference to Exhibit 7(gg) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

                (hh) Form of Letter Agreement with regard to Janus Adviser Global Real Estate Fund and Janus Adviser Global Research Fund with State Street Bank and Trust Company is incorporated by reference to Exhibit 7(hh) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

                (ii) Form of Letter Agreement with regard to Janus Adviser International Forty Fund with State Street Bank and Trust Company is incorporated by reference to Exhibit 7(ii) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

                (jj) Form of Letter Agreement with regard to Janus Adviser Modular Portfolio Construction Fund with State Street Bank and Trust Company is incorporated by reference to
                          Exhibit 7(jj) to Post-Effective Amendment No. 47, filed September 3, 2008 (File No. 333-33978).

     Exhibit 8  (a)       Form of Transfer Agency Agreement with Janus Service
                          Corporation is incorporated by reference to Registrant's Registration Statement (File No.
                          333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (b) Form of Administrative Services Agreement with Janus Service Corporation is incorporated by reference to Registrant's Registration Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4, 2000.

                (c) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is incorporated by reference to
                          Exhibit 8(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                (d) Amended and Restated Transfer Agency Agreement with Janus Services LLC is incorporated by reference to
                          Exhibit 8(d) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                (e) Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Berger Investment Portfolio Trust is incorporated by reference to
                          Exhibit 8(e) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                (f) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Capital Appreciation Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(f) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (g) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(g) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (h) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth and Income Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(h) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (i) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Growth Fund, dated July 31, 2003, is incorporated by reference to
                          Exhibit 8(i) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (j) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Growth Fund, dated November 28, 2003, is incorporated by reference to Exhibit 8(j) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (k) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Growth Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(k) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (l) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Value Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(l) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (m) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Worldwide Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(m) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (n) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Balanced Fund, dated July 31, 2003, is incorporated by reference to Exhibit 8(n) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (o) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Core Equity Fund, dated July 31, 2003, is incorporated by reference to
                          Exhibit 8(o) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (p) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Core Fund, dated November 28, 2003, is incorporated by reference to Exhibit 8(p) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (q) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Value Fund, dated November 28, 2003, is incorporated by reference to Exhibit 8(q) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (r) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Small Cap Value Fund, dated July 31, 2003, is incorporated by reference to
                          Exhibit 8(r) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (s) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Flexible Income Fund, dated July 31, 2003, is incorporated by reference to
                          Exhibit 8(s) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (t) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Money Market Fund, dated July 31, 2003, is incorporated by reference to
                          Exhibit 8(t) to Post-Effective Amendment No. 16, filed November 26, 2003 (File No. 333-33978).

                (u) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(u) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (v) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Capital Appreciation Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(v) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (w) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Growth Fund, dated July 14, 2004, is incorporated by reference to
                          Exhibit 8(w) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (x) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Growth and Income Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(x) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (y) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Core Equity Fund, dated July 14, 2004, is incorporated by reference to
                          Exhibit 8(y) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (z) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Balanced Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(z) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (aa) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Worldwide Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(aa) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (bb) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser International Growth Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(bb) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (cc) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Foreign Stock Fund, dated July 14, 2004, is incorporated by reference to
                          Exhibit 8(cc) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (dd) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Mid Cap Value Fund, dated July 14, 2004, is incorporated by reference to
                          Exhibit 8(dd) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (ee) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Small Company Value Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(ee) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (ff) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Growth Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(ff) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (gg) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Risk-Managed Core Fund, dated July 14, 2004, is incorporated by reference to Exhibit 8(gg) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (hh) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Flexible Income Fund, dated July 14, 2004, is incorporated by reference to
                          Exhibit 8(hh) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (ii) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Money Market Fund, dated July 14, 2004, is incorporated by reference to
                          Exhibit 8(ii) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (jj) Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated July 14, 2004, is incorporated by reference to Exhibit 8(jj) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (kk) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Orion Fund is incorporated by reference to Exhibit 8(kk) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (ll) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Small-Mid Growth Fund is incorporated by reference to Exhibit 8(ll) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (mm) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser Contrarian Fund is incorporated by reference to Exhibit 8(mm) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (nn) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated March 22, 2005, regarding Janus Adviser High-Yield Fund is incorporated by reference to Exhibit 8(nn) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (oo) Form of Amended and Restated Transfer Agency Agreement with Janus Services LLC is incorporated by reference to Exhibit 8(oo) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (pp) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Balanced Fund is incorporated by reference to Exhibit 8(pp) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (qq) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Contrarian Fund is incorporated by reference to Exhibit 8(qq) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (rr) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Core Equity Fund is incorporated by reference to Exhibit 8(rr) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (ss) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Flexible Bond Fund is incorporated by reference to Exhibit 8(ss) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (tt) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Foreign Stock Fund is incorporated by reference to Exhibit 8(tt) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (uu) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Forty Fund is incorporated by reference to Exhibit 8(uu) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (vv) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Growth and Income Fund is incorporated by reference to Exhibit 8(vv) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (ww) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser High-Yield Fund is incorporated by reference to Exhibit 8(ww) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (xx) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser International Growth Fund is incorporated by reference to Exhibit 8(xx) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (yy) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Large Cap Growth Fund is incorporated by reference to Exhibit 8(yy) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (zz) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Mid Cap Growth Fund is incorporated by reference to Exhibit 8(zz) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (aaa) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Mid Cap Value Fund is incorporated by reference to Exhibit 8(aaa) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (bbb) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Orion Fund is incorporated by reference to Exhibit 8(bbb) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (ccc) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Risk-Managed Core Fund is incorporated by reference to
                          Exhibit 8(ccc) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (ddd) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Risk-Managed Growth Fund is incorporated by reference to Exhibit 8(ddd) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (eee) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Small Company Value Fund is incorporated by reference to
                          Exhibit 8(eee) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (fff) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Small-Mid Growth Fund is incorporated by reference to Exhibit 8(fff) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (ggg) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated September 20, 2005, regarding Janus Adviser Worldwide Fund is incorporated by reference to Exhibit 8(ggg) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (hhh) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 8(hhh) to Post-Effective Amendment No. 24, filed on October 14, 2005 (File No. 333-33978).

                (iii) Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Long/Short Fund is incorporated by reference to Exhibit 8(iii) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

                (jjj) Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated November 28, 2005, is incorporated by reference to Exhibit 8(jjj) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (kkk) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series, dated November 10, 2006, regarding Janus Adviser International Equity Fund is incorporated by reference to Exhibit 8(kkk) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

                (lll) Amended and Restated Administrative Services Agreement between Janus Adviser Series and Janus Capital Management LLC, dated February 23, 2007, is incorporated by reference to Exhibit 8(lll) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (mmm) Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated February 23, 2007, is incorporated by reference to Exhibit 8(mmm) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (nnn) Administration Agreement between Janus Adviser Series, on behalf of Janus Institutional Cash Management Fund, and Janus Capital Management LLC, dated February 23, 2007, is incorporated by reference to Exhibit 8(nnn) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (ooo) Administration Agreement between Janus Adviser Series, on behalf of Janus Institutional Government Money Market Fund, and Janus Capital Management LLC, dated February 23, 2007, is incorporated by reference to
                          Exhibit 8(ooo) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (ppp) Administration Agreement between Janus Adviser Series, on behalf of Janus Institutional Money Market Fund, and Janus Capital Management LLC, dated February 23, 2007, is incorporated by reference to Exhibit 8(ppp) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (qqq) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Institutional Cash Management Fund, dated February 23, 2007, is incorporated by reference to
                          Exhibit 8(qqq) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (rrr) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Institutional Government Money Market Fund, dated February 23, 2007, is incorporated by reference to Exhibit 8(rrr) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (sss) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Institutional Money Market Fund, dated February 23, 2007, is incorporated by reference to Exhibit 8(sss) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (ttt) Form of Agreement and Plan of Reorganization by and among Janus Investment Fund and Janus Adviser Series is incorporated by reference to Exhibit 8(ttt) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (uuu) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Floating Rate High Income Fund, dated March 16, 2007 is incorporated by reference to Exhibit 8(uuu) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

                (vvv) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser INTECH Risk-Managed International Fund, dated March 16, 2007 is incorporated by reference to
                          Exhibit 8(vvv) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

                (www) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Global Research Fund, dated November 28, 2007, is incorporated by reference to Exhibit 8(www) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

                (xxx) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Global Real Estate Fund, dated November 28, 2007, is incorporated by reference to Exhibit 8(xxx) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

                (yyy) First Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated December 14, 2007, is incorporated by reference to
                          Exhibit 8(yyy) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

                (zzz) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser International Forty Fund, dated May 30, 2008, is incorporated by reference to Exhibit 8(zzz) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

                (aaaa) Expense Limitation Agreement between Janus Capital Management LLC and Janus Adviser Series regarding Janus Adviser Modular Portfolio Construction Fund, dated September 3, 2008, is incorporated by reference to Exhibit 8(aaaa) to Post-Effective Amendment No. 47, filed September 3, 2008 (File No. 333-33978).

     Exhibit 9  (a)       Opinion and Consent of Counsel with respect to shares
                          of the Trust is incorporated herein by reference to
                          Exhibit 9 to Pre-Effective Amendment No. 1, filed on
                          June 12, 2000 (File No. 333-33978).

                (b) Opinion and Consent of Counsel with respect to shares of Global Value Fund is incorporated by reference to
                          Exhibit 9(b) to Post-Effective Amendment No. 2, filed February 14, 2001 (File No. 333-33978).

                (c) Opinion and Consent of Counsel with respect to Class C Shares of Aggressive Growth Fund, Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Global Value Fund, Growth and Income Fund, Growth Fund, International Fund, Money Market Fund, Strategic Value Fund, and Worldwide Fund is incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                (d) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Risk-Managed Large Cap Growth Fund, Risk-Managed Large Cap Core Fund, and Mid Cap Value Fund is incorporated by reference to Exhibit 9(d) to Post Effective Amendment No. 7, filed October 17, 2002 (File No. 333-33978).

                (e) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Janus Adviser Small Cap Value Fund is incorporated by reference to Exhibit 9(e) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978).

                (f) Opinion and Consent of Counsel with respect to Class I Shares and Class C Shares of Janus Adviser High-Yield Fund filed as Exhibit 9(f) to Post-Effective Amendment No. 10, filed March 19, 2003 (File No. 333-33978), has been withdrawn.

                (g) Opinion and Consent of Counsel with respect to Class A Shares and Class R Shares of Balanced Fund, Capital Appreciation Fund, Core Equity Fund, Flexible Income Fund, Foreign Stock Fund, Growth and Income Fund, Growth Fund, International Growth Fund, Mid Cap Growth Fund, Mid Cap Value, Risk-Managed Core Fund, Risk-Managed Growth Fund, Small Company Value Fund, and Worldwide Fund; and Class A Shares of Money Market Fund is incorporated by reference to Exhibit 9(g) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (h) Opinion and Consent of Counsel with respect to Class I Shares, Class C Shares, Class A Shares, and Class R Shares of Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Adviser Contrarian Fund, and Janus Adviser High-Yield Fund, dated April 11, 2005, is incorporated by reference to Exhibit 9(h) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (i) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of Janus Adviser Risk-Managed Value Fund is incorporated by reference to Exhibit 9(i) to Post-Effective Amendment No. 26, filed December 30, 2005 (File No. 333-33978).

                (j) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of Janus Adviser Long/Short Fund is incorporated by reference to Exhibit 9(j) to Post-Effective Amendment No. 33, filed July 31, 2006 (File No. 333-33978).

                (k) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class I Shares, Class R Shares, and Class S Shares of Janus Adviser International Equity Fund is incorporated by reference to Exhibit 9(k) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

                (l) Opinion and Consent of Counsel with respect to Institutional Shares and Premium Shares of Janus Institutional Cash Management Fund, and Institutional, Premium, Primary, Select, and Services Shares of Janus Institutional Money Market Fund and Janus Institutional Government Money Market Fund is incorporated by reference to Exhibit 9(l) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (m) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser Floating Rate High Income Fund is incorporated by reference to Exhibit 9(m) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

                (n) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser INTECH Risk-Managed International Fund is incorporated by reference to
                          Exhibit 9(n) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

                (o) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser Global Research Fund is incorporated by reference to Exhibit 9(o) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

                (p) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser Global Real Estate Fund is incorporated by reference to Exhibit 9(p) to Post-Effective Amendment No. 42, filed November 28, 2007 (File No. 333-33978).

                (q) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser International Forty Fund is incorporated by reference to Exhibit 9(q) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

                (r) Opinion and Consent of Counsel with respect to Class A Shares, Class C Shares, Class S Shares, and Class I Shares of Janus Adviser Modular Portfolio Construction Fund is incorporated by reference to Exhibit 9(r) to Post-Effective Amendment No. 47, filed September 3, 2008 (File No. 333-33978).

     Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

     Exhibit 11           Not Applicable

     Exhibit 12           Not Applicable

     Exhibit 13 (a)       Form of Distribution and Shareholder Servicing Plan is
                          incorporated by reference to Registrant's Registration
                          Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4,
                          2000.

                (b) Distribution and Shareholder Servicing Plan for Class C Shares is incorporated by reference to Exhibit 13(b) to Post-Effective Amendment No. 5, filed July 26, 2002 (File No. 333-33978).

                (c) Amended and Restated Distribution and Shareholder Servicing Plan for Class I Shares is incorporated by reference to Exhibit 13(c) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (d) Distribution and Shareholder Servicing Plan for Class A Shares is incorporated by reference to Exhibit 13(d) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (e) Distribution and Shareholder Servicing Plan for Class R Shares is incorporated by reference to Exhibit 13(e) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (f) Form of Amended and Restated Distribution and Shareholder Servicing Plan for Class S Shares is incorporated by reference to Exhibit 13(f) to Post-Effective Amendment No. 23, filed September 23, 2005 (File No. 333-33978).

                (g) Distribution and Shareholder Servicing Plan for Premium Shares is incorporated by reference to Exhibit 13(g) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (h) Distribution and Shareholder Servicing Plan for Primary Shares is incorporated by reference to Exhibit 13(h) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (i) Distribution and Shareholder Servicing Plan for Select Shares is incorporated by reference to Exhibit 13(i) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

     Exhibit 14 (a)       Rule 18f-3 Plan, dated June 18, 2002, is incorporated
                          by reference to Exhibit 16 to Post-Effective Amendment
                          No. 5, filed July 26, 2002 (File No. 333-33978).

                (b) Amended and Restated Rule 18f-3 Plan, dated March 18, 2003, is incorporated by reference to Exhibit 16(b) to Post-Effective Amendment No. 12, filed April 3, 2003 (File No. 333-33978).

                (c) Form of Amended and Restated Rule 18f-3 Plan, dated September 17, 2003, is incorporated by reference to
                          Exhibit 16(c) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978).

                (d) Amended and Restated Rule 18f-3 Plan, dated July 14, 2004, is incorporated by reference to Exhibit 14(d) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978).

                (e) Form of Amended and Restated Rule 18f-3 Plan, dated November 28, 2005, is incorporated by reference to
                          Exhibit 14(e) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (f) Amended and Restated Rule 18f-3 Plan, dated October 6, 2006, is incorporated by reference to Exhibit 14(f) to Post-Effective Amendment No. 38, filed February 23, 2007 (File No. 333-33978).

                (g) Amended and Restated Rule 18f-3 Plan, dated February 2, 2007, is incorporated by reference to Exhibit 14(g) to Post-Effective Amendment No. 41, filed September 14, 2007 (File No. 333-33978).

     Exhibit 15 (a)       Powers of Attorney, dated as of May 17, 2004, are
                          incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 17, filed July 30, 2004
                          (File No. 333-33978).

                (b) Powers of Attorney, dated as of November 22, 2005, are incorporated by reference to Exhibit 15(b) to Post-Effective Amendment No. 25, filed November 25, 2005 (File No. 333-33978).

                (c) Powers of Attorney, dated as of January 1, 2006, are incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 27, filed January 12, 2006 (File No. 333-33978).

                (d) Powers of Attorney, dated as of March 16, 2007, are incorporated by reference to Exhibit 15(d) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

                (e) Powers of Attorney, dated as of April 11, 2008, are incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

     Exhibit 16 (a)       Code of Ethics as filed with Registrant's Registration
                          Statement (File No. 333-33978) on Form N-1A filed with the Securities and Exchange Commission on April 4,
                          2000, have been withdrawn.

                (b) Amended Janus Ethics Rules filed as Exhibit 14(b) to Post-Effective Amendment No. 3, filed July 31, 2001 (File No. 333-33978), have been withdrawn.

                (c) Amended Janus Ethics Rules filed as Exhibit 14(c) to Post-Effective Amendment No.5, filed July 26, 2002 (File No. 333-33978), have been withdrawn.

                (d) Code of Ethics of Perkins, Wolf, McDonnell and Company is incorporated by reference to Exhibit 14(d) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978), have been withdrawn.

                (e) Code of Ethics and Statement of Personal Trading Policies for Enhanced Investment Technologies, LLC filed as Exhibit 14(e) to Post-Effective Amendment No. 8, filed December 30, 2002 (File No. 333-33978), have been withdrawn.

                (f) Code of Ethics and Statement of Policies for Bay Isle Financial LLC filed as Exhibit 14(f) to Post-Effective Amendment No. 9, filed January 3, 2003 (File No. 333-33978), have been withdrawn.

                (g) Amended Code of Ethics Rules filed as Exhibit 14(g) to Post-Effective Amendment No 10, filed March 19, 2003 (File No. 333-33978), have been withdrawn.

                (h) Amended Code of Ethics Rules filed as Exhibit 14(h) to Post-Effective Amendment No. 12, filed April 3, 2003 (File No. 333-33978), have been withdrawn.

                (i) Amended Janus Ethics Rules are incorporated by reference to Exhibit 14(i) to Post-Effective Amendment No. 15, filed September 26, 2003 (File No. 333-33978), have been withdrawn.

                (j) Amended Janus Ethics Rules, dated April 20, 2004, are incorporated by reference to Exhibit 16(j) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978), have been withdrawn.

                (k) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC, revised July 7, 2004, is incorporated by reference to Exhibit 16(k) to Post-Effective Amendment No. 17, filed July 30, 2004 (File No. 333-33978), have been withdrawn.

                (l) Amended Janus Ethics Rules, dated September 14, 2004, are incorporated by reference to Exhibit 16(l) to Post-Effective Amendment No. 18, filed September 29, 2004 (File No. 333-33978), have been withdrawn.

                (m) Amended Janus Ethics Rules, dated March 22, 2005, are incorporated by reference to Exhibit 16(m) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (n) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC is incorporated by reference to Exhibit 16(n) to Post-Effective Amendment No. 19, filed April 14, 2005 (File No. 333-33978).

                (o) Amended Janus Ethics Rules, dated September 20, 2005, are incorporated by reference to Exhibit 16(o) to Post-Effective Amendment No. 23, filed on September 23, 2005 (File No. 333-33978).

                (p) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC, revised April 27, 2005, is incorporated by reference to Exhibit 16(p) to Post-Effective Amendment No. 26, filed on December 30, 2005 (File No. 333-33978).

                (q) Amended Janus Ethics Rules, dated December 6, 2005, are incorporated by reference to Exhibit 16(q) to Post-Effective Amendment No. 26, filed December 30, 2005 (File No. 333-33978).

                (r) Amended Janus Ethics Rules, dated July 12, 2006, are incorporated by reference to Exhibit 16(r) to Post-Effective Amendment No. 33, filed July 31, 2006 (File No. 333-33978).

                (s) Amended Janus Ethics Rules, dated August 30, 2006, are incorporated by reference to Exhibit 16(s) to Post-Effective Amendment No. 34, filed September 14, 2006 (File No. 333-33978).

                (t) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC, revised October 11, 2006, is incorporated by reference to Exhibit 16(t) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

                (u) Amended Janus Ethics Rules, dated October 6, 2006, are incorporated by reference to Exhibit 16(u) to Post-Effective Amendment No. 35, filed November 28, 2006 (File No. 333-33978).

                (v) Amended Janus Ethics Rules, dated November 21, 2006, are incorporated by reference to Exhibit 16(v) to Post-Effective Amendment No. 36, filed December 8, 2006 (File No. 333-33978).

                (w) Amended Janus Ethics Rules, dated January 26, 2007, are incorporated by reference to Exhibit 16(w) to Post-Effective Amendment No. 37, filed February 15, 2007 (File No. 333-33978).

                (x) Amended Janus Ethics Rules, dated March 27, 2007, are incorporated by reference to Exhibit 16(x) to Post-Effective Amendment No. 40, filed May 1, 2007 (File No. 333-33978).

                (y) Amended Janus Ethics Rules, dated August 22, 2007, are incorporated by reference to Exhibit 16(y) to Post-Effective Amendment No. 41, filed September 14, 2007 (File No. 333-33978).

                (z) Code of Ethics for Perkins, Wolf, McDonnell and Company, LLC, revised June 1, 2007, is incorporated by reference to Exhibit 16(z) to Post-Effective Amendment No. 41, filed September 14, 2007 (File No. 333-33978).

                (aa) Amended Janus Ethics Rules, dated February 19, 2008, are incorporated by reference to Exhibit 16(aa) to Post-Effective Amendment No. 43, filed March 14, 2008 (File No. 333-33978).

                (bb) Janus Ethics Rules, revised May 28, 2008, are incorporated by reference to Exhibit 16(bb) to Post-Effective Amendment No. 44, filed May 30, 2008 (File No. 333-33978).

                (cc) Janus Ethics Rules, revised June 27, 2008, are incorporated by reference to Exhibit 16(cc) to Post-Effective Amendment No. 47, filed September 3, 2008 (File No. 333-33978).

                (dd) Janus Ethics Rules, revised November 24, 2008, are filed herein as Exhibit 16(dd).

ITEM 24. Persons Controlled by or Under Common Control with Registrant

     The Board of Trustees of Janus Adviser Series is the same as that of Janus Investment Fund and Janus Aspen Series. Each such Trust has Janus Capital Management LLC as its investment adviser. In addition, the officers of the three Trusts are substantially identical. Nonetheless, Janus Adviser Series takes the position that it is not under common control with other Janus funds because the power residing in the respective boards and officers arises as the result of an official position with each respective Trust.

ITEM 25. Indemnification

     Article IX of Janus Adviser Series' Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Funds. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers, and any Advisory Board members.

ITEM 26. Business and Other Connections of Investment Adviser

     The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statement(s) of Additional Information included in this Registration Statement.

     The remaining principal executive officers of the investment adviser and their positions with the adviser and affiliated entities are as follows:

                            Adviser/Affiliated Entity Name and              Position(s) with Adviser or
Name                            Principal Business Address                       Affiliated Entity
----                    -----------------------------------------   ------------------------------------------
Gary D. Black           Janus Capital Group Inc.(1)                 Chief Executive Officer and Director
                        Janus Capital Management LLC(1)             Chief Executive Officer
                        Janus Management Holdings Corp.(1)          President and Director
                        Janus Services LLC(1)                       Executive Vice President
                        Bay Isle Financial LLC(1)                   President
                        INTECH Investment Management LLC(2)         Working Director

                            Adviser/Affiliated Entity Name and              Position(s) with Adviser or
Name                            Principal Business Address                       Affiliated Entity
----                    -----------------------------------------   ------------------------------------------
Daniel P. Charles       Janus Capital Management LLC(1)             Senior Vice President
                        Janus Services LLC(1)                       Senior Vice President
                        INTECH Investment Management LLC(2)         Working Director

Jonathan D. Coleman     Janus Capital Management LLC(1)             Co-Chief Investment Officer and Executive
                                                                    Vice President

Gregory A. Frost        Janus Capital Group Inc.(1)                 Chief Financial Officer and Executive Vice
                                                                    President
                        Janus Capital Management LLC(1)             Chief Financial Officer and Executive Vice
                                                                    President
                        Janus Capital Asia Limited(3)               Director
                        Janus Capital International Limited(4)      Director
                        Janus Capital Singapore Pte. Limited(5)     Director
                        Janus Holdings Corporation(1)               Senior Vice President, Controller, and
                                                                    Director
                        Janus International Holding LLC(1)          Executive Vice President, Controller, and
                                                                    Director
                        Janus Management Holdings Corp.(1)          Chief Financial Officer, Executive Vice
                                                                    President, and Director
                        Janus Services LLC(1)                       Chief Financial Officer and Executive Vice
                                                                    President
                        Bay Isle Financial LLC(1)                   Chief Financial Officer and Senior Vice
                                                                    President
                        Berger Financial Group LLC(1)               Vice President
                        Capital Group Partners, Inc.(6)             Chief Financial Officer, Executive Vice
                                                                    President, and Director
                        INTECH Investment Management LLC(2)         Vice President and Working Director

Heidi W. Hardin         Janus Capital Management LLC(1)             General Counsel and Senior Vice President
                        Janus Services LLC(1)                       General Counsel and Senior Vice President

Kelley Abbott Howes     Janus Capital Group Inc.(1)                 Chief Administrative Officer, General
                                                                    Counsel, and Executive Vice President
                        Janus Capital Management LLC(1)             Chief Administrative Officer and Executive
                                                                    Vice President

                            Adviser/Affiliated Entity Name and              Position(s) with Adviser or
Name                            Principal Business Address                       Affiliated Entity
----                    -----------------------------------------   ------------------------------------------
                        Janus Management Holdings Corp.(1)          Chief Administrative Officer, General
                                                                    Counsel, Executive Vice President, and
                                                                    Director
                        Capital Group Partners, Inc.(6)             Director
                        INTECH Investment Management LLC(2)         Vice President

Dominic C. Martellaro   Janus Capital Group Inc.(1)                 Executive Vice President
                        Janus Capital Management LLC(1)             Executive Vice President
                        Janus Capital Funds Plc(4)                  Director
                        Janus Capital Trust Manager Limited(7)      Director
                        Janus Services LLC(1)                       Executive Vice President

Gibson Smith            Janus Capital Management LLC(1)             Co-Chief Investment Officer and Executive
                                                                    Vice President
                        Janus Services LLC(1)                       Executive Vice President

(1)  Principal address is 151 Detroit Street, Denver, Colorado 80206-4805.

(2) Principal address is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401.

(3) Principal address is ICBC Tower, 3 Garden Road, Suite 2506-11, Central, Hong Kong, PRC.

(4) Principal address is CityPoint, 1 Ropemaker Street, 26th Floor, London EC2Y 9HT, England.

(5)  Principal address is Six Battery Road, Level 31, Singapore 049909.

(6)  Principal address is 525 Broadhollow Road, Melville, NY 11747.

(7) Principal address is Brooklawn House, Crampton Avenue/Shelbourne Road, Ballsbridge, Dublin 4, Ireland.

     The only business of INTECH Investment Management LLC (fka Enhanced Investment Technologies, LLC) and Perkins, Wolf, McDonnell and Company, LLC (fka Perkins, Wolf, McDonnell and Company) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. The principal executive officers of the subadvisers and their positions with the subadvisers are as follows:

                         Subadviser/Affiliated Entity Name and                 Position(s) with Subadviser or
Name                          Principal Business Address                             Affiliated Entity
----                 --------------------------------------------   ---------------------------------------------------
Lance Campbell       INTECH Investment Management LLC(1)            Chief Financial Officer and Vice President

E. Robert Fernholz   INTECH Investment Management LLC(1)            Chief Investment Officer, Executive Vice President,
                                                                    and Working Director

Patricia Flynn       INTECH Investment Management LLC(1)            Chief Compliance Officer

Robert A. Garvy      INTECH Investment Management LLC(1)            Chief Executive Officer and Working
                                                                    Director

David E. Hurley      INTECH Investment Management LLC(1)            Chief Operating Officer and Executive Vice
                                                                    President

Justin B. Wright     INTECH Investment Management LLC(1)            General Counsel and Vice President

Jennifer Young       INTECH Investment Management LLC(1)            President and Working Director

Jeffrey R. Kautz     Perkins, Wolf, McDonnell and Company, LLC(2)   Chief Investment Officer

Robert H. Perkins    Perkins, Wolf, McDonnell and Company, LLC(2)   President

Gregory E. Wolf      Perkins, Wolf, McDonnell and Company, LLC(2)   Chief Operating Officer and Treasurer

(1) Principal address is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401.

(2)  Principal address is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois
     60606.

ITEM 27. Principal Underwriters

     (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Aspen Series, and Janus Investment Fund.

     (b) The principal business address, positions with Janus Distributors and positions with Registrant of Robin C. Beery, Stephanie Grauerholz-Lofton, and David R. Kowalski, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statement of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

Name                           Position(s) with Janus Distributors LLC
----                    ----------------------------------------------------
Gary D. Black           Executive Vice President
Robert W. Blakley       Vice President and Controller
Daniel P. Charles       Senior Vice President
Gregory A. Frost        Chief Financial Officer and Executive Vice President
Erich Gerth             Senior Vice President
Kelly F. Hagg           Vice President
Heidi W. Hardin         General Counsel and Senior Vice President
Nancy N. Holden         Vice President
Kelley Abbott Howes     Chief Administrative Officer and Executive Vice
                        President
Karlene J. Lacy         Vice President
Douglas J. Laird        Vice President
John J. Mari            Vice President
Dominic C. Martellaro   President
Michelle R. Rosenberg   Vice President
Russell P. Shipman      Senior Vice President
Gibson Smith            Executive Vice President
Robert A. Watson        Senior Vice President
James R. Yount          Senior Vice President

Messrs. Black, Blakley, Charles, Frost, Gerth, Hagg, Laird, Mari, Martellaro, Shipman, Watson, and Yount, and Mses. Hardin, Holden, Howes, Lacy, and Rosenberg do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

     (c)  Not Applicable.

ITEM 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado

80206-4805, 720 South Colorado Blvd., Denver, Colorado 80206-1929; Iron Mountain, 5155 E. 46th Avenue, Denver, Colorado 80216; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351; Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043; and Dresdner Bank AG, New York Branch, 1301 Avenue of the Americas, New York, New York 10019. Certain records relating to the day-to-day portfolio management of Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, and Janus Adviser INTECH Risk-Managed Value Fund are kept at the offices of the subadviser, INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. Certain records relating to the day-to-day portfolio management of Janus Adviser Mid Cap Value Fund are kept at the offices of the subadviser, Perkins, Wolf, McDonnell and Company, LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

ITEM 29. Management Services

     The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form.

ITEM 30. Undertakings

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 28th day of November, 2008.

                                        JANUS ADVISER SERIES


                                        By: /s/ Robin C. Beery
                                            ------------------------------------
                                            Robin C. Beery, President and Chief
                                            Executive Officer

     Janus Adviser Series is organized under an Amended and Restated Trust Instrument dated March 18, 2003 ("Trust Instrument") under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                             Title                       Date
---------                               --------------------------------   -----------------


/s/ Robin C. Beery                      President and Chief Executive      November 28, 2008
------------------------ ------------   Officer (Principal Executive
Robin C. Beery                          Officer)


/s/ Jesper Nergaard                     Vice President, Chief Financial    November 28, 2008
-------------------------------------   Officer, Treasurer and Principal
Jesper Nergaard                         Accounting Officer (Principal
                                        Financial Officer and Principal
                                        Accounting Officer)



William F. McCalpin*                    Chairman and Trustee               November 28, 2008
------------------------------------
William F. McCalpin


Jerome S. Contro*                       Trustee                            November 28, 2008
------------------------------------
Jerome S. Contro


John W. McCarter, Jr.*                  Trustee                            November 28, 2008
------------------------------------
John W. McCarter, Jr.


Dennis B. Mullen*                       Trustee                            November 28, 2008
------------------------------------
Dennis B. Mullen


James T. Rothe*                         Trustee                            November 28, 2008
------------------------------------
James T. Rothe


William D. Stewart*                     Trustee                            November 28, 2008
-------------------------------------
William D. Stewart


Martin H. Waldinger*                    Trustee                            November 28, 2008
-------------------------------------
Martin H. Waldinger


Linda S. Wolf*                          Trustee                            November 28, 2008
------------------------------------
Linda S. Wolf


/s/ Stephanie Grauerholz-Lofton
-------------------------------------
*By Stephanie Grauerholz-Lofton
    Attorney-in-Fact

    Pursuant to Powers of Attorney, dated April 11, 2008, incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 44, filed on May 30, 2008

                                INDEX OF EXHIBITS

Exhibit Number                   Exhibit Title
--------------   ---------------------------------------------
Exhibit 10       Consent of PricewaterhouseCoopers LLP
Exhibit 16(dd)   Janus Ethics Rules, revised November 24, 2008